As filed with the Securities and Exchange Commission on April 18, 2017

File Nos. 333-177543; 811-03457

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 7	☒

REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 128	☒

Penn Mutual Variable Annuity Account III

(Exact Name of Registrant)

THE PENN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

600 Dresher Road

Horsham, Pennsylvania 19044

(Address of Principal Executive Offices of Depositor)

Depositor’s Telephone Number: 215-956-8000

Kevin T. Reynolds

Senior Vice President and Chief Legal Officer

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

(Name and Address of Agent for Service)

Copy to:

Christopher D. Menconi

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

Title of Securities Being Registered:    Individual Variable Annuity Contracts – Flexible Purchase Payments.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on May 1, 2017 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a) of Rule 485.
☐	on (date) pursuant to paragraph (a) of Rule 485.

PennMutual.

Prospectus

Penn Mutual
Variable Annuity Account III

May 1, 2017

Smart Foundation Variable Annuities

PROSPECTUS — MAY 1, 2017

Individual Variable and Fixed Deferred Annuity Contract - Flexible Purchase Payments

SMART FOUNDATION VARIABLE ANNUITY PROSPECTUS

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

Philadelphia, Pennsylvania 19172 • Telephone (800) 523-0650

This prospectus describes an Individual Variable and Fixed Deferred Annuity with Flexible Purchase Payments contract (“Contract”) issued by The Penn Mutual Life Insurance Company (“Penn Mutual”, the “Company”, “we”, “us”, or “our”). The prospectus contains information that the Contract Owner (“you”) should know before purchasing a Contract. Please read it carefully and save it for future reference.

The Contract is an agreement between you and Penn Mutual. You agree to make one or more payments to us and we agree to make annuity and other payments to you at a future date.

You choose between three available options of the Base Contract, which have different surrender periods and charges, and different ongoing Mortality and Expense Risk Charges.

A glossary of terms which defines important items that are referenced throughout the prospectus has been included for your convenience and can be found in the “Glossary” section.

The basic Contract (“Base Contract”):

•	is an individual annuity and is not available as a group contract;
•

has a variable component, which means that there are multiple investment options available, and your Variable Account Value will be based upon your individual investment experience (see Section 2 — “Investment Options”);

•

has a fixed component, which means that your Fixed Account Value will be based on Purchase Payments accumulated with an interest rate which will vary, but will never be less than a guaranteed minimum rate (the guaranteed rate is determined at Contract issue and stays the same for the life of the Contract and will be in the range of 1%-3%);

•	is a deferred annuity, which means that the regular Annuity Payments do not start immediately;
•	allows for Flexible Purchase Payments, which means that multiple Purchase Payments may be made on or after the Contract Date, subject to certain restrictions;
•

is tax-deferred, which means that you will not pay income taxes until we begin to make annuity payments to you, or you take withdrawals from the Contract, or until the death benefit is paid to your Beneficiary(ies);

•	allows you to choose among the Fixed Annuitization Options that can guarantee income payments for a specified period or for the lifetime of the Annuitant(s);
•	provides the Free Withdrawal Amount allowance each Contract Year;
•	includes a Standard Death Benefit;
•

offers a selection of optional benefits including the Guaranteed Growth and Income Benefit, Inflation Protector Withdrawal Benefit, Enhanced Death Benefit, and Guaranteed Minimum Accumulation Benefit (not available on Smart Foundation Flex Variable Annuity for contracts purchased on or after May 27, 2016 — there is an additional charge for each of these optional benefits, and there may be limitations on your investment options with the presence of any of the optional benefits). For information on the optional benefits’ features, please see the “Optional Benefits” section (Section 7).

The Contract will be terminated by the Company if a withdrawal (or deduction of fees or charges) (1) brings the Contract Value to zero, or (2) results in the amount remaining in the Contract to be less than the required Minimum Remaining Balance, or (3) results in less than $250 remaining in each Subaccount or Fixed Interest Option (unless the Guaranteed Growth and Income Benefit is present — see Section 9 “Guaranteed Growth and Income Benefit” or the Inflation Protector Withdrawal Benefit is present — see Section 11 “Inflation

Protector Withdrawal Benefit”). Please see the “Withdrawals Treated as Surrenders” paragraph in Section 4.1 — Ways to Access Your Money”.

We also reserve the right to terminate the Contract and any applicable Death Benefit by initiating a payment of the Surrender Value to you, if there are no Purchase Payments made during the two most recent Contract Years, and the Contract Value is less than $1,000 (unless the Guaranteed Growth and Income Benefit or the Inflation Protector Withdrawal Benefit is present).

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. It is a crime for anyone to tell you otherwise.

The Contract is not suitable for short-term investment. You may pay a surrender charge of up to 8% on early withdrawals. If you withdraw money before age 59 1/2, you may be subject to a 10% additional federal income tax. The Contract is not a bank deposit and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal.

Contract expenses for annuity contracts that credit a purchase payment enhancement (Smart Foundation Plus Base Contract Option) are higher than other annuity contracts offered by Penn Mutual without a purchase payment enhancement feature. The benefit of the purchase payment enhancement may be more than offset by the higher expenses, relative to other annuity contract options we offer, if withdrawals are made in the early years of the Contract.

You may return your Contract within ten days of receipt for a full refund of the greater of the Contract Value or, if required by state law, purchase payments. All material statements related to state law can be found in Appendix B or elsewhere in this Prospectus. Longer right to review periods apply in some states. Your Purchase Payment will be allocated to the Subaccounts you have selected on the date we issue your Contract. To return your Contract, simply deliver or mail it to our office or to our representative who delivered the Contract to you. The date of the cancellation will be the date we receive your Contract.

The Fixed Account (including the Fixed Interest Options and the Fixed Dollar Cost Averaging Options) is part of the Company’s general account which is subject to the claims of the Company’s creditors. The Company’s insurance obligations and guarantees under the Contract are paid in part out of the general account and, therefore, Contract Owners should consider the Company’s financial statements and claims paying ability for the payment of such obligations and guarantees.

You may obtain a Statement of Additional Information, dated May 1, 2017, from us free of charge by writing The Penn Mutual Life Insurance Company, Attn: SAI Request — CNN, Philadelphia, PA 19172 or by visiting our web site at www.pennmutual.com. You can also call us at (800) 523-0650. The Statement of Additional Information contains more information about the Contract. It is filed with the Securities and Exchange Commission (the “Commission”), and we incorporate it by reference into this prospectus. The table of contents of the Statement of Additional Information is in Section 16 of this prospectus.

The Commission maintains a web site (http://www.sec.gov) that contains this prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

Please read this prospectus before investing and keep it for future reference. It contains important information about your annuity and The Penn Mutual Life Insurance Company that you should know before investing. This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts.

Under the variable component of the Contract, you may direct us to invest your payments in one or more of the following underlying funds (the “Funds”) through Penn Mutual Variable Annuity Account III (the “Separate Account”).

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

Penn Mutual Asset Management, LLC	SSGA Funds Management, Inc.
Money Market Fund	Index 500 Fund
Limited Maturity Bond Fund	Small Cap Index Fund
Quality Bond Fund	Developed International Index Fund
Balanced Fund	Neuberger Berman Investment Advisers LLC
Aggressive Allocation Fund	Mid Cap Value Fund
Moderately Aggressive Allocation Fund	American Century Investment Management, Inc.
Moderate Allocation Fund	Mid Core Value Fund
Moderately Conservative Allocation Fund	AllianceBernstein L.P.
Conservative Allocation Fund	SMID Cap Value Fund
T. Rowe Price Associates, Inc.	Janus Capital Management LLC
High Yield Bond Fund	Small Cap Growth Fund
Flexibly Managed Fund	Goldman Sachs Asset Management, L.P.
Large Growth Stock Fund	SMID Cap Growth Fund
Ivy Investment Management Company	Small Cap Value Fund
Mid Cap Growth Fund	Vontobel Asset Management, Inc.
Massachusetts Financial Services Company	International Equity Fund
Large Cap Growth Fund	Morgan Stanley Investment Management Inc.
Loomis, Sayles & Company, L.P.	Large Core Growth Fund
Large Cap Value Fund	Emerging Markets Equity Fund
Eaton Vance Management	Cohen & Steers Capital Management, Inc.
Large Core Value Fund	Real Estate Securities Fund

A prospectus for each of these Funds accompanies this prospectus.

We may add, substitute or remove investment options in the future.

Information about the Fixed Account available with your Contract can be found in Section 2.2 — “The Fixed Account”.

If your Contract includes any optional benefits, it may be subject to restrictions on allocations to and transfers among certain Subaccounts. For more information on these restrictions, see the “Investment Allocation Options” subsection under the applicable optional benefit section of this prospectus.

Variable annuity contracts are complex insurance and investment vehicles. Before you invest, be sure to ask your registered representative about the Contract’s features, benefits, risks and fees and whether the Contract is appropriate for you based upon your financial situation and objectives.

GLOSSARY

General Definitions

Accumulation Period:  A period that begins with your first Purchase Payment and ends on the Annuity Date.

Accumulation Unit:  A unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date.

Administrative Office:  The Penn Mutual Life Insurance Company, Administrative Office, 600 Dresher Road, Horsham, Pennsylvania 19044.

Actual Age:  True calendar age in exact years (including partial year).

Age Nearest Birthday:  Age rounded to nearest whole number of years.

Annuitant:  The individual named in the Contract whose lifetime is used as a measuring life for all annuity options, benefits and features.

Annuitization:  The process by which you convert your Contract Value into a stream of regular income payments.

Annuity Date:  The date on which annuity payments begin, and the Contract transitions from the accumulation phase to the annuitization (income) phase. The date annuity payments are scheduled to begin is shown in the Contract and will never be later than the maximum maturity date set by state law.

Annuity Payout Period:  The period of time, starting on the Annuity Date, during which we make annuity payments.

Base Contract:  The Contract without optional benefits, available in any of the three Base Contract Options.

Base Contract Option:  Smart Foundation Prime, Smart Foundation Flex or Smart Foundation Plus option of the Base Contract that varies by Surrender Charge Period provisions and whether the Purchase Payment Enhancement feature is present, elected at Contract issue.

Beneficiary:  The person(s) named by the Contract Owner to receive the death benefit payable upon the death of the Contract Owner or Annuitant.

Code:  The Internal Revenue Code of 1986, as amended.

Contingent Annuitant:  The individual designated by the Contract Owner and named in the Contract who will become the Annuitant in the event that the Annuitant dies before the Contract is terminated or annuitized.

Contract:  The combination variable and fixed annuity Contract described in this prospectus.

Contract Anniversary:  Any subsequent anniversary date of the Contract Date.

Contract Date:  The date the Contract is issued.

Contract Owner or Owner:  The person or entity, named in the Contract, unless amended by any subsequent change in ownership, entitled to exercise all of the ownership rights under the Contract.

Contract Value:  The sum of the Variable Account Value and the Fixed Account Value.

Contract Year:  The time period between Contract Anniversaries; the first Contract Year runs from the Contract Date to the first Contract Anniversary.

Fixed Account:  The account in which amounts are held for the Contract under all Fixed Account Options prior to the Annuity Date.

Fixed Account Value:  The value of the amounts held in all Fixed Account Options of the Fixed Account for this Contract.

Free Withdrawal Amount:  The amount, expressed as a percentage of Purchase Payments, a Contract Owner may withdraw each year during the Surrender Charge Period without incurring a Surrender Charge.

Initial Purchase Payment:  The sum of all deposits made into the Contract on the Contract Date.

Interest Period:  The period of time for which a Fixed Account interest rate declared by the Company is guaranteed. The period begins on a specified day of the calendar month in which the allocation or transfer is made, as declared by the Company.

Joint Annuitant:  The individual other than the Annuitant (as designated in the Contract) whose lifetime is also used as a measuring life for all annuity options, benefits and features.

Monthly Anniversary:  The same day of each month as the Contract anniversary date; if there is no corresponding date in the month, the Monthly Anniversary date will be the last date of such month.

Non-Qualified Contract:  A non-qualified annuity is not part of an employer provided retirement program and may be purchased by any individual or entity; contributions to non-qualified annuities are made with after-tax dollars.

Purchase Payment:  Any deposit made into the Contract.

Purchase Payment Enhancement:  An amount credited to the Contract Value when a Purchase Payment is made under the Smart Foundation Plus Base Contract Option. The amount credited is considered earnings in the Contract.

Qualified Contract:  A qualified annuity is purchased as part of, or in conjunction with, an employer provided retirement plan such as a defined benefit pension plan or an individual retirement arrangement such as an Individual Retirement Annuity (IRA). Penn Mutual does not issue contracts through 401(k) defined contribution pension plans.

Separate Account:  Penn Mutual Variable Annuity Account III, a separate account of The Penn Mutual Life Insurance Company that is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

Spousal Step-In:  Under Code Section 72(s), upon Contract Owner’s death, a spouse who is sole primary Beneficiary of a Contract may take the Contract as their own.

Subaccount:  A division of the Separate Account which holds shares of the Funds.

Subsequent Purchase Payment:  Any deposit made into the Contract after the Contract Date.

Surrender Charge:  A fee imposed as a percentage of the amount withdrawn in excess of the Free Withdrawal Amount for the Contract Year during the Surrender Charge Period.

Surrender Charge Basis:  The sum of all Purchase Payments not yet withdrawn.

Surrender Charge Period:  The number of Contract Years during which a Purchase Payment is subject to a Surrender Charge.

Surrender Value:  Contract Value less any charges and fees imposed upon surrender.

Variable Account:  The account under which amounts are held for the Contract Owner under all Subaccounts prior to the Annuity Date.

Variable Account Value:  The sum of the values of the Accumulation Units held in the Subaccounts for this Contract.

Valuation Period:  The period from one valuation of Separate Account assets to the next. Valuation is performed on each day the New York Stock Exchange is open for trading.

We or Us:  A reference to “we” or “us” denotes The Penn Mutual Life Insurance Company, also referred to in this prospectus as Penn Mutual or the Company.

You:  A reference to “you” denotes the Contract Owner or prospective Contract Owner.

Optional Benefits Definitions

Note:  Terms referencing “Guaranteed Growth & Income Benefit Rider” apply to Guaranteed Growth & Income Benefit contracts purchased prior to March 15, 2013, as well as Guaranteed Growth and Income Benefit II contracts purchased after March 15, 2013, unless otherwise indicated. Optional benefits are not available on Smart Foundation Flex Variable Annuity for contracts purchased on or after May 27, 2016.

Age-Banded Lifetime Withdrawal Rate:  The percentage applied to the Withdrawal Benefit Base (based on the age of the younger Covered Life) to determine the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee provided by the Guaranteed Growth and Income Benefit Rider.

Age-Based Lifetime Withdrawal Rate:  The age-based component of the Lifetime Withdrawal Rate (based on the age of the younger Covered Life) under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.

Covered Life:  Person designated in the Contract upon whose age/lifetime the features and benefits of the Rider are based.

Death Benefit Enhancement:  The amount by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract.

Deferral Phase:  The period prior to the exercise of withdrawals under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Benefit Rider or under the Living Benefit Guarantee of the Inflation Protector Withdrawal Benefit Rider.

Deferral Phase Inflation Increase Period:  The period of time during which Inflation Increases will be applied to the Withdrawal Benefit Base in the Deferral Phase under the Inflation Protector Withdrawal Benefit Rider.

Early Access Withdrawal Option:  An option which allows you to take withdrawals during the Deferral Phase which do not initiate the Withdrawal Phase under the Guaranteed Growth and Income Benefit Rider and under the Inflation Protector Withdrawal Benefit Rider.

Effective Waiting Bonus:  The component of the Lifetime Withdrawal Rate that is based on the age of each Purchase Payment under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.

Enhanced Death Benefit Base:  The value used to determine the amount of the Death Benefit Enhancement.

Enhanced Death Benefit Rider:  Optional benefit that may be added to your Contract which provides for the payment of the Death Benefit Enhancement in addition to the Standard Death Benefit.

Excess Withdrawal:  Any withdrawal during the Withdrawal Phase in excess of the Guaranteed Annual Withdrawal Amount under the Guaranteed Growth and Income Benefit Rider and under the Inflation Protector Withdrawal Benefit Rider.

Guaranteed Annual Withdrawal Amount:  The annual amount you may withdraw under the Guaranteed Growth and Income Benefit Rider and based on the amount of the Withdrawal Benefit Base and the Age-Banded Lifetime Withdrawal Rate that applies for the Covered Life(ves) at that time. The annual amount you may withdraw under the Inflation Protector Withdrawal Benefit Rider and based on the amount of the Withdrawal Benefit Base and the withdrawal rate under the Living Benefit Guarantee.

Guaranteed Growth and Income Benefit Rider:  Optional benefit that may be added to your Contract which provides for a guaranteed lifetime withdrawal benefit.

Guaranteed Minimum Accumulation Benefit Rider:  Optional benefit that may be added to your Contract which provides for return of minimum value at the end of the Benefit Period.

Guaranteed Minimum Accumulation Benefit Base:  The amount used to determine the minimum value returned at the end of the Benefit Period under the Guaranteed Minimum Accumulation Benefit Rider.

Inflation Factor:  Calculated based on the Consumer Price Index for All Urban Consumers and used along with the average monthly Withdrawal Benefit Base to determine the Inflation Increase under the Inflation Protector Withdrawal Benefit Rider.

Inflation Increase:  Calculated on Contract Anniversary and equals the Inflation Factor multiplied by the average monthly Withdrawal Benefit Base over the prior Contract Year under the Inflation Protector Withdrawal Benefit Rider.

Inflation Protector Withdrawal Benefit Rider:  Optional benefit that may be added to your Contract which provides for a guaranteed minimum withdrawal benefit.

Joint Life Guarantee:  Type of optional benefit that is added to the Contract at issue which designates that the features and benefits of the Rider will cover two Covered Lives, specified at Contract Issue.

Lifetime Withdrawal:  Withdrawals available under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Benefit Rider and under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider that provides Guaranteed Annual Withdrawal Amounts for the lifetime(s) of the Covered Life(ves).

Lifetime Withdrawal Guarantee:  Provides Guaranteed Annual Withdrawal Amounts for the lifetime(s) of the Covered Life(ves) under the Guaranteed Growth and Income Benefit Rider and under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.

Lifetime Withdrawal Rate:  The sum of the Age-Based Lifetime Withdrawal Rate and the Effective Waiting Bonus. The percentage applied to the Withdrawal Benefit Base to determine the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.

Living Benefit Guarantee:  Provides Guaranteed Annual Withdrawal Amounts under either the Lifetime Withdrawal Guarantee or the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.

Rider Effective Date:  The date the Rider becomes effective.

Rider:  Optional benefit (or combination of benefits) that adds to, alters, or amends the Contract to provide additional features to the Base Contract — currently available Riders are the Enhanced Death Benefit, Guaranteed Growth and Income Benefit II Rider, Inflation Protector Withdrawal Benefit, and Guaranteed Minimum Accumulation Benefit.

Single Life Guarantee:  Type of optional benefit that is added to the Contract at issue which designates that the features and benefits of the Rider will cover one Covered Life, specified at Contract Issue.

Standard Annual Reduction:  The amount by which the Standard Withdrawal Benefit Balance is reduced each year for withdrawals up to and including the Guaranteed Annual Withdrawal Amount under the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.

Standard Withdrawal Benefit Balance:  Used to determine how long the benefit will last under the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.

Standard Withdrawal Guarantee:  Provides Guaranteed Annual Withdrawal Amounts for the earlier of the Standard Withdrawal Benefit Balance reducing to zero and the lifetime(s) of the Covered Life(ves) under the Standard Withdrawal Guarantee of the Inflation Protector Benefit Rider.

Standard Withdrawal Rate:  The percentage applied to the Withdrawal Benefit Base to determine the Guaranteed Annual Withdrawal Amount under the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider. The available Standard Withdrawal Rates at the time the Standard Withdrawal Guarantee is elected will be determined by the then applicable Lifetime Withdrawal Rate and the Standard Withdrawal Rate Threshold.

Standard Withdrawal Rate Threshold:  The amount added to the then applicable Lifetime Withdrawal Rate to determine which Standard Withdrawal Rates are available under the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.

Step-Up:  An increase in the Withdrawal Benefit Base, the Enhanced Death Benefit Base, the Standard Withdrawal Benefit Balance, or the Guaranteed Minimum Accumulation Benefit Base to an amount equal to 100% of the Contract Value, determined on the applicable Contract Anniversary.

Withdrawal Benefit Base:  The amount used to determine the Guaranteed Annual Withdrawal Amount under the Guaranteed Growth and Income Benefit Rider and under the Inflation Protector Withdrawal Benefit Rider.

Withdrawal Phase:  The period during which withdrawals are taken under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Benefit Rider or under the Living Benefit Guarantee of the Inflation Protector Withdrawal Benefit Rider.

Withdrawal Phase Inflation Increase Period — Lifetime Withdrawal Guarantee:  The period of time during which Inflation Increases will be applied to the Withdrawal Benefit Base in the Withdrawal Phase under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.

Withdrawal Phase Inflation Increase Period — Standard Withdrawal Guarantee:  The period of time during which Inflation Increases will be applied to the Withdrawal Benefit Base in the Withdrawal Phase under the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. For more information, please see Section 3 — “Fees and Expenses”.

The first table describes the fees and expenses that you will pay at the time that you purchase the Contract, surrender the Contract, or transfer contract value between Subaccounts. State premium taxes may also be deducted(1).

Contract Owner Transaction Expenses

Sales Load Imposed on Purchase Payments	None
Maximum Transfer Fee	$20(2)

Maximum Surrender Charges(3)

Number of full years since Purchase Payment	Base Contract Option
	Smart Foundation	Smart Foundation Flex	Smart Foundation Plus

0	8.0%	8.0%	8.0%

1	7.0%	7.0%	8.0%

2	6.0%	6.0%	8.0%

3	5.0%	5.0%	7.0%

4	4.0%	0.0%	6.0%

5	3.0%	0.0%	5.0%

6	1.5%	0.0%	4.0%

7	0.0%	0.0%	3.0%

8	0.0%	0.0%	2.0%

9	0.0%	0.0%	0.0%

(1)	As of the date of this prospectus state premium taxes range from 0% to 3.5%.
(2)	As of the date of this prospectus, the Transfer Fee is $0. The Company reserves the right to restrict frequency of transfers or market timing at its sole discretion, and to impose a transfer fee in the future. The transfer fee would not exceed $20.
(3)	Surrender Charges are expressed as a percentage of the amount of the Purchase Payment surrendered and may vary by state.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Contract Owner Periodic Expenses

Maximum Annual Contract Administration Charge	$40(1)

Separate Account Annual Expenses (as a percentage of Variable Account Value)

	Base Contract Option
	Smart Foundation	Smart Foundation Flex	Smart Foundation Plus
Mortality and Expense Risk Charge(2)	1.25%	1.50%	1.45%
Asset Based Contract Administration Charge	0.15%	0.15%	0.15%
Total Separate Account Annual Expenses(3)	1.40%	1.65%	1.60%

Maximum Rider Charges Available on Smart Foundation and Smart Foundation Plus(4) (may vary by state):

Guaranteed Growth and Income Benefit II	2.00	%(5)
Inflation Protector Withdrawal Benefit	2.50	%(6)
Enhanced Death Benefit	0.75	%(7)
Guaranteed Minimum Accumulation Benefit	1.00	%(8)

(1)	You pay $40 or 2% of the Variable Account Value, whichever is less. You do not pay this charge if your Variable Account Value is more than $50,000.
(2)	Mortality and Expense Risk Charge is set at Contract issue and is guaranteed for the life of the Contract.
(3)	Without any Riders, as a percentage of Variable Account Value.
(4)	Optional benefits are not available on Smart Foundation Flex Variable Annuity for contracts purchased on or after May 27, 2016.
(5)	The current annual charge for the Guaranteed Growth and Income Benefit II Rider is 1.10% for a Single Life Guarantee (1.05% for Guaranteed Growth and Income Benefit Rider Contracts purchased prior to March 15, 2013) and 1.25% for a Joint Life Guarantee and neither may be increased beyond the maximum of 2.00%. The charge is expressed as an annual percentage; it will be assessed on the Withdrawal Benefit Base and will be deducted from the Contract Value on a quarterly basis.
(6)	The current annual charge for the Inflation Protector Withdrawal Benefit Rider is 1.25% for a Single Life Guarantee and 1.50% for a Joint Life Guarantee and neither may be increased beyond the maximum of 2.50%. The charge is expressed as an annual percentage; it will be assessed on the Withdrawal Benefit Base and will be deducted from the Contract Value on a quarterly basis.
(7)	The current annual charge for the Enhanced Death Benefit Rider is 0.35% if purchased stand-alone, 0.20% if purchased in combination with the Guaranteed Growth and Income Rider or the Inflation Protector Withdrawal Benefit Rider, and may not be increased beyond the maximum of 0.75%. The charge is expressed as an annual percentage; it will be assessed on the Enhanced Death Benefit Base and will be deducted from the Contract Value on a quarterly basis.
(8)	The current annual charge for the Guaranteed Minimum Accumulation Benefit Rider is 0.60% and may not be increased beyond the maximum of 1.00%. The charge will be assessed on the Variable Account Value and will be deducted from the Contract Value annually.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Maximum and Minimum Total Fund Operating Expenses	Minimum:	Maximum:
(expenses that are deducted from assets of the Funds, including management fees and other expenses)	0.36%	1.65%

The following table provides more specific detail about the total fund operating expenses for each Fund.

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of an Underlying Fund’s average daily net assets)

Fund	Investment Advisory Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses		Less Expense Waivers; Plus Recapture		Total Fund Operating Expenses (After Expense Waivers/ Recapture)		Expense Limitation(1)
Money Market	0.33%	0.25%	0.02%	0.60%	(3)	0.00%		0.60%	(3)	0.64%
Limited Maturity Bond	0.46%	0.24%	0.00%	0.70%		0.00%		0.70%		0.74%
Quality Bond	0.44%	0.22%	0.00%	0.66%		0.00%		0.66%		0.73%
High Yield Bond	0.56%	0.30%	0.01%	0.87%	(3)	0.00%		0.87%	(3)	0.92%
Flexibly Managed	0.70%	0.19%	0.04%	0.93%	(3)	0.00%		0.93%	(3)	0.94%
Balanced	0.00%	0.19%	0.48%	0.67%	(3)	0.00%		0.67%	(3)	0.79%
Large Growth Stock	0.72%	0.24%	0.00%	0.96%		0.00%		0.96%		1.02%
Large Cap Growth	0.55%	0.34%	0.00%	0.89%		0.00%		0.89%		0.89%
Large Core Growth	0.60%	0.25%	0.00%	0.85%		0.00%		0.85%		0.90%
Large Cap Value	0.67%	0.23%	0.00%	0.90%		0.00%		0.90%		0.96%
Large Core Value	0.67%	0.23%	0.00%	0.90%		0.00%		0.90%		0.96%
Index 500	0.13%	0.23%	0.00%	0.36%		0.00%		0.36%		0.42%
Mid Cap Growth	0.70%	0.27%	0.00%	0.97%		0.00%		0.97%		1.00%
Mid Cap Value	0.55%	0.23%	0.01%	0.79%	(3)	0.00%		0.79%	(3)	0.83%
Mid Core Value	0.72%	0.32%	0.01%	1.05%	(3)	0.00%		1.05%	(3)	1.11%
SMID Cap Growth	0.75%	0.29%	0.00%	1.04%		0.01%	(2)	1.05%		1.07%
SMID Cap Value	0.95%	0.26%	0.00%	1.21%		0.00%		1.21%		1.26%
Small Cap Growth	0.74%	0.28%	0.00%	1.02%		0.00%		1.02%		1.13%
Small Cap Value	0.72%	0.25%	0.02%	0.99%	(3)	0.00%		0.99%	(3)	1.02%
Small Cap Index	0.30%	0.36%	0.00%	0.66%		0.00%		0.66%		0.74%
Developed International Index	0.30%	0.51%	0.00%	0.81%		0.00%		0.81%		0.94%
International Equity	0.85%	0.27%	0.00%	1.12%		0.00%		1.12%		1.20%
Emerging Markets Equity	1.18%	0.47%	0.00%	1.65%		0.00%		1.65%		1.78%
Real Estate Securities	0.70%	0.25%	0.00%	0.95%		0.00%		0.95%		1.02%
Aggressive Allocation	0.12%	0.20%	0.98%	1.30%	(3)	0.00%		1.30%	(3)	0.40%
Moderately Aggressive Allocation	0.12%	0.18%	0.93%	1.23%	(3)	0.00%		1.23%	(3)	0.34%
Moderate Allocation	0.12%	0.17%	0.86%	1.15%	(3)	0.00%		1.15%	(3)	0.34%
Moderately Conservative Allocation	0.12%	0.18%	0.80%	1.10%	(3)	0.00%		1.10%	(3)	0.35%
Conservative Allocation	0.12%	0.19%	0.72%	1.03%	(3)	0.00%		1.03%	(3)	0.38%

(1)	The Funds are subject to an expense limitation agreement under which a portion of each Fund’s fees and expenses will be waived and/or reimbursed to the extent necessary to keep total operating expenses of each Fund from exceeding the amounts shown in the table. This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, acquired fund fees and expenses (“AFFE”), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing, for the Balanced Fund, AFFE shall be included as a direct operating expense of the Fund for purposes of the expense limitation agreement. Further, this agreement is expected to continue through April 30, 2018. The agreement may be terminated prior to April 30, 2018 only by a majority vote of the Board of Directors of Penn Series Funds, Inc. for any reason and at any time.

(2)	The “Recapture” amount represents the Fund’s reimbursement of the Fund’s investment adviser for previously waived fees and/or expenses reimbursed by the Fund’s investment adviser. Under the Fund’s expense limitation agreement, to the extent Penn Mutual and the Fund’s investment adviser do not have an obligation to waive fees and/or reimburse expenses of the Fund (e.g., the Fund is operating at or below its expense limitation), Penn Mutual and the Fund’s investment adviser may seek reimbursement from the Fund for amounts previously waived or reimbursed by Penn Mutual and the Fund’s investment adviser, if any, during the Fund’s preceding three years, but limited to the lesser of (1) the expense cap in effect at the time of the waiver or reimbursement and (2) the expense cap in effect at the time of recapture. Penn Mutual and the Fund’s investment adviser, however, shall not be entitled to any reimbursement that would cause the Fund to exceed its expense limitation.
(3)	The Total Annual Fund Operating Expenses of each Fund may not correlate to the expense ratios in the Fund’s financial highlights. Financial statements reflect only the operating expenses of the Fund and do not include AFFE, which are fees and expenses incurred indirectly by the Fund though its investments in certain underlying investment companies.

Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Contract. Your expenses include Contract expenses and the expenses of the Funds that you select. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

EXAMPLES OF FEES AND EXPENSES

These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses, net of contractual waivers, if any. Optional Benefits are not available on Smart Foundation Flex Variable Annuity for contracts purchased on or after May 27, 2016, and information in the tables below regarding the expenses of optional benefits for those Smart Foundation Flex contracts relates to contracts purchased prior to that date.

The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year. The example for Smart Foundation Plus Base Contract Option assumes that a 4.00% Purchase Payment Enhancement was applied to the Contract Value at the time of issue. Although your actual costs may be higher or lower based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period and have purchased optional benefits with maximum charges(1):

	Base Contract Option	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	Smart Foundation Prime	$1,340	$2,413	$3,503	$6,377
	Smart Foundation Flex	$1,362	$2,475	$3,273	$6,526
	Smart Foundation Plus	$1,395	$2,739	$3,890	$6,751

Assuming Minimum Total Annual Fund Expenses	Smart Foundation Prime	$1,224	$2,080	$2,978	$5,516
	Smart Foundation Flex	$1,246	$2,144	$2,731	$5,689
	Smart Foundation Plus	$1,264	$2,379	$3,354	$5,874

(2)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have purchased optional benefits with maximum charges(1):

	Base Contract Option	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	Smart Foundation Prime	$631	$1,899	$3,173	$6,377
	Smart Foundation Flex	$655	$1,965	$3,273	$6,526
	Smart Foundation Plus	$675	$2,027	$3,380	$6,751

Assuming Minimum Total Annual Fund Expenses	Smart Foundation Prime	$504	$1,543	$2,624	$5,516
	Smart Foundation Flex	$528	$1,612	$2,731	$5,689
	Smart Foundation Plus	$544	$1,659	$2,814	$5,874

(3)	If you surrender your Contract at the end of the applicable time period and have purchased optional benefits with current charges(2):

	Base Contract Option	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	Smart Foundation Prime	$1,199	$1,987	$2,791	$4,955
	Smart Foundation Flex	$1,222	$2,054	$2,539	$5,319
	Smart Foundation Plus	$1,237	$2,280	$3,154	$5,300

Assuming Minimum Total Annual Fund Expenses	Smart Foundation Prime	$1,071	$1,616	$2,196	$3,891
	Smart Foundation Flex	$1,095	$1,688	$1,951	$4,103
	Smart Foundation Plus	$1,104	$1,896	$2,541	$4,216

(4)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have purchased optional benefits with current charges(2):

	Base Contract Option	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	Smart Foundation Prime	$479	$1,447	$2,431	$4,955
	Smart Foundation Flex	$503	$1,516	$2,539	$5,139
	Smart Foundation Plus	$517	$1,560	$2,614	$5,300

Assuming Minimum Total Annual Fund Expenses	Smart Foundation Prime	$351	$1,076	$1,836	$3,891
	Smart Foundation Flex	$375	$1,148	$1,951	$4,103
	Smart Foundation Plus	$384	$1,176	$2,001	$4,216

(5)	If you surrender your Contract at the end of the applicable time period and have not purchased any optional benefits:

	Base Contract Option	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	Smart Foundation Prime	$1,031	$1,492	$1,977	$3,395
	Smart Foundation Flex	$1,055	$1,563	$1,734	$3,618
	Smart Foundation Plus	$1,063	$1,767	$2,315	$3,709

Assuming Minimum Total Annual Fund Expenses	Smart Foundation Prime	$902	$1,104	$1,311	$2,108
	Smart Foundation Flex	$927	$1,179	$1,096	$2,365
	Smart Foundation Plus	$929	$1,366	$1,650	$2,397

(6)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and have not purchased any optional benefits:

	Base Contract Option	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	Smart Foundation Prime	$311	$952	$1,617	$3,395
	Smart Foundation Flex	$335	$1,023	$1,734	$3,618
	Smart Foundation Plus	$343	$1,047	$1,775	$3,709

Assuming Minimum Total Annual Fund Expenses	Smart Foundation Prime	$182	$564	$971	$2,108
	Smart Foundation Flex	$207	$639	$1,096	$2,365
	Smart Foundation Plus	$209	$646	$1,110	$2,397

(1)	Combining the Inflation Protector Withdrawal Benefit Rider (Joint Life Guarantee) with Enhanced Death Benefit Rider will result in the highest possible Rider Charges:

Rider	Maximum Rider Charge	Current Rider Charge
Inflation Protector Withdrawal Benefit (Joint Life Guarantee)	2.50%	1.50%
Enhanced Death Benefit	0.75%	0.20% (Combination Rider — reduced charge)

(2)	This example uses a combination of the Inflation Protector Withdrawal Benefit Rider (Joint Life Guarantee) with Enhanced Death Benefit Rider:

Rider	Current Rider Charge
Inflation Protector Withdrawal Benefit (Joint Life Guarantee)	1.50%
Enhanced Death Benefit	0.20% (Combination Rider — reduced charge)
Rider Charges vary in New York — please see “Appendix B: State Variations” for details.

CONDENSED FINANCIAL INFORMATION

Appendix C to this prospectus contains tables that show Accumulation Unit values and the number of Accumulation Units outstanding for each of the Subaccounts of the Separate Account. The financial data included in the tables should be read in conjunction with the financial statements and the related notes that are included in the Statement of Additional Information.

FINANCIAL STATEMENTS

The statutory financial statements of the Company and the financial statements of the Separate Account appear in the Statement of Additional Information. The statutory financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts.

INTRODUCTION

The Penn Mutual Life Insurance Company

Penn Mutual is a Pennsylvania mutual life insurance company chartered in 1847.

We are licensed to sell insurance in all 50 states and the District of Columbia.

We are located at 600 Dresher Road, Horsham, PA 19044. Our mailing address is The Penn Mutual Life Insurance Company Attn: Customer Service Group, Philadelphia, PA 19172.

We issue and are liable for all benefits and payments under the Contract.

Smart Foundation Variable Annuity — Key Features

This section describes the key features of the Smart Foundation Variable Annuity. There are three options of the Base Contract (see below). In addition to the Base Contract, you may elect certain available optional benefits, which carry an additional cost.

Please consider the information in this section to determine the decisions you need to make prior to purchasing your Contract. You will not be able to change your Base Contract Option or add certain optional benefits after the Contract is issued.

Base Contract Options

There are three Base Contract Options. You select one of the options at issue based on various factors, such as your liquidity needs and the amount of Purchase Payments you plan to make:

1.	Smart Foundation Prime (Standard Base Contract Option),

2.	Smart Foundation Flex (Short Surrender Charge Period Base Contract Option), and

3.	Smart Foundation Plus (Extended Surrender Charge Period with Purchase Payment Enhancements Base Contract Option).

Each Base Contract Option has a different Surrender Charge and Expense structure. The table below summarizes the main differences between the Base Contract Options. Please see the “FEE TABLES” section of this prospectus for the summary of fees or “Fees and Expenses” section (Section 3) for more detailed information.

Each Base Contract Option also has different requirements for the minimum Initial and Subsequent Payment Amounts. Please see “Purchase Payment Requirements” paragraph in Section 1.2 — “How to Purchase Your Contract” for more information.

	Minimum Initial Purchase Payment		Surrender Charge Period (applies to each Purchase Payment)	Total of Mortality & Expense Charge and Asset Based Contract Administration Charge
Base Contract Option*	SEP IRA / SIMPLE IRA / Traditional IRA / Roth IRA / ERISA Defined Benefit Plan	Non-Qualified / Traditional Stretch IRA / Roth Stretch IRA
Smart Foundation Prime	$1,000	$2,000	7 years	1.40%
Smart Foundation Flex	$10,000	$10,000	4 years	1.65%
Smart Foundation Plus**	$25,000	$25,000	9 years	1.60%

*	This table does not contain the complete information about each Base Contract Option. Please read the entire prospectus for details about specific features of each option.
**	If you elect the Smart Foundation Plus Base Contract Option, we will credit a Purchase Payment Enhancement to your Contract every time you make a Purchase Payment. The Purchase Payment Enhancement is subject to forfeiture in certain cases. Please see the “Smart Foundation Plus (Extended Surrender Charge Period with Purchase Payment Enhancements Base Contract Option)” paragraph in Section 1.5 — “Base Contract Options” for more details.

Optional Benefits

You may purchase optional benefits for an additional cost with Smart Foundation Prime Variable Annuity or Smart Foundation Plus Variable Annuity:

•	Enhanced Death Benefit — please see Section 8 — “Enhanced Death Benefit” for more details;

•	Guaranteed Growth and Income Benefit II — please see Section 9 — “Guaranteed Growth and Income Benefit” for more details;

•

Combining the Guaranteed Growth and Income and Enhanced Death Benefit Riders — please see Section 10 — “Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders for more details;

•	Inflation Protector Withdrawal Benefit — please see Section 11 — “Inflation Protector Withdrawal Benefit” for more details;

•

Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders — please see Section 12 — “Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders” for more details;

•	Guaranteed Minimum Accumulation Benefit — please see Section 13 — “Guaranteed Minimum Accumulation Benefit” for more details.

Investment Options

You have an opportunity to invest in a variety of Subaccounts which are managed by professional sub-advisors. Please see Section 2 — “Investment Options” for details. Investment options may be limited with the presence of an optional benefit. Please refer to the “Investment Allocation Options” subsection of the applicable optional benefit section for more details.

Fixed Account Options

You can allocate your funds to any of the Fixed Account Options currently offered under your Contract, subject to availability and restrictions. Please refer to Section 2.2 — “The Fixed Account” for more information.

Fixed Dollar Cost Averaging Options are also available. Please see the “Dollar Cost Averaging Program” paragraph in Section 1.6 — “Optional Contract Features” and the “Fixed Dollar Cost Averaging Options” paragraph in Section 2.2 — “The Fixed Account” for more information.

Tax considerations

The variable annuity offers tax-deferred growth, which means that if the owner of the contract is a natural person, no tax is paid on the earnings until you take withdrawals from your Contract or receive annuity payments. That means annuity owners enjoy tax-deferred growth, which provides greater earnings potential compared to a fully taxable investment. Transfers among the funds within your variable annuity Contract are not taxable. If your annuity is purchased as a Qualified Contract, there is no additional tax benefit other than that already provided by the qualified treatment of your Contract. Please see Section 14 — “Taxes” for more information.

1. Variable Annuity Contract

1.1. The Contract

This prospectus describes Contracts issued on or after the date of this prospectus. Contracts issued before the date of this prospectus may have different features and charges.

Your Contract is an Individual Variable and Fixed Deferred Annuity with Flexible Purchase Payments, which provides for tax-deferred accumulation of Purchase Payments, Fixed Annuitization Options that can guarantee income payments for a specified period or for the lifetime of the Annuitant(s), and a Standard Death Benefit.

Your Contract has:

•	an Accumulation Period, during which you make one or more Purchase Payments and we invest your payments as you direct us; and

•	an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date.

The Contract allows you to invest in:

•	the Separate Account, through which you may invest in one or more of the available Funds. See Section 2.1 — “The Separate Account”; and

•	the Fixed Interest Options. The Fixed Accounts are guaranteed and funded by Penn Mutual through its general account. See Section 2.2 “The Fixed Account”.

You decide, within Contract limits,

•	how often you make a Purchase Payment and how much you invest (subject to minimum and maximum limits of the Contract);

•	the Subaccounts and/or the Fixed Interest Options into which your Purchase Payments are invested (subject to the limitations with the presence of an optional benefit);

•	whether or not to transfer money among the available Subaccounts and/or the Fixed Interest Options (subject to limitations of the Contract and the presence of an optional benefit);

•	the type of annuity that we pay and who receives the annuity payments;

•	the Beneficiary or Beneficiaries to whom we pay a death benefit (subject to limitations of the Contract and the presence of an optional benefit); and

•	the amount and frequency of withdrawals from the Contract Value (subject to limitations of the Contract).

We may amend your Contract at any time to comply with legal requirements. State law may require us to obtain your approval for any Contract amendment. We may, with any required approval of the Securities and Exchange Commission and the governing state insurance department, substitute another mutual fund for any of the Funds currently available. We will notify you of any material Contract amendment and mutual fund substitutions.

The Contract is available to individuals, business entities and trusts. The Contract may be issued as an individual retirement annuity (IRA) on a contributory and rollover basis. The Contract may be suitable for certain qualified plans, where a separate individual annuity is issued per participant, and each participant is a single Annuitant. It is not suitable for group qualified plans because it is an individual annuity, not a group Contract.

1.2. How to Purchase Your Contract

Your financial professional will assist you in completing an application and sending it with a check for your first Purchase Payment, to our Administrative Office.

We accept a complete application to purchase a Contract within two business days after we receive it at our Administrative Office. If you send us an incomplete application, we will return your Purchase Payment to you within five business days unless you ask us to keep it while you complete the application.

All Subsequent Purchase Payments should be sent to the address specified in Section 15.1 — “Contact Information”.

Purchase Payment Requirements

Minimum Purchase Payment

The Contract will not be issued until Penn Mutual has received the minimum payment required to open the contract. The table below summarizes the minimum Initial and Subsequent Purchase Payment requirements by Base Contract Option and Market Type.

Market Type	Payment Type	Base Contract Option
		Smart Foundation Prime		Smart Foundation Flex	Smart Foundation Plus
Non-Qualified / Traditional Stretch IRA / Roth Stretch IRA	Minimum Initial Purchase Payment	$2,000		$10,000	$25,000
	Minimum Subsequent Purchase Payment	$1,000		$1,000	$5,000

Traditional IRA / Roth IRA / SEP IRA / Simple IRA / ERISA Defined Benefit Plan(1)	Minimum Initial Purchase Payment	$1,000	(2)	$10,000	$25,000
	Minimum Subsequent Purchase Payment	$250	(3)	$1,000	$1,000

(1)	ERISA Defined Benefit Plans must be approved by the Advanced Sales Department prior to opening.
(2)	For approved qualified employer-sponsored plans (SEP IRA, Simple IRA, or ERISA Defined Benefit Plan) funding the annuity through payroll deduction or on-going employer contributions, Initial Purchase Payment requirement must be satisfied by Purchase Payments made in the first Contract Year. The Contract will be terminated if the Minimum Initial Purchase Payment is not satisfied within 12 months of the issue date of your Contract, and all Purchase Payments made to date (adjusted for withdrawals) will be returned to you. The amount of Net Purchase Payments to be refunded will not be adjusted for market gains or losses incurred during this period.
(3)	If SEP IRA, Simple IRA or ERISA Defined Benefit Plan market types are elected at issue, the Minimum Subsequent Purchase Payment is $250 annually, and $25 per payment minimum under the automatic investment program.

Maximum Purchase Payment

Regardless of the Base Contract Option you choose, we will accept up to $2,000,000 in cumulative Purchase Payments. This limit applies across all Variable Annuity Contracts issued by the Company for the same Contract Owner (if natural person) or Annuitant. Maximum purchase payment amount varies in Florida — please see “Appendix B: State Variations” for details.

We reserve the right to decline any Purchase Payment for any reason.

Allocation of Initial and Subsequent Purchase Payments

Your Initial and Subsequent Purchase Payments will be allocated to the Subaccounts and to the Fixed Account as you specify in the application for the Contract, unless you direct that the Subsequent Purchase Payments be allocated otherwise. Subsequent Purchase Payments may be made at any time without prior notice to the Company. All Purchase Payments are subject to the minimum and maximum amount limitations. Allocation of payments may be subject to limitations if any optional benefits are present.

Owner / Annuitant Requirements

You must specify the Owner and Annuitant information at the time of application, and the name(s) of Owner(s) and Annuitant(s) that you specify will be displayed on your Contract’s specifications page. Designation of Contract Owner(s) and Annuitant(s) will be effective on the Contract Date.

No more than two natural persons may be named in the Contract as Owner(s) and/or Annuitant(s).

If you are the sole Owner of the Contract, you may designate yourself as an Annuitant, or an Annuitant other than yourself. However, if you designate Joint Annuitants, you must be one of the Annuitants.

If your Contract is owned by an entity, joint ownership is not permitted, and there can only be one Annuitant.

If your Contract is jointly owned, both Contract Owners must be natural persons. If the Contract is jointly owned and there is one Annuitant, he/she must be a Contract Owner. If the Contract is jointly owned and there are Joint Annuitants, Annuitants must be the Contract Owners.

If you are not the Annuitant, you can designate yourself as Contingent Annuitant in the Contract, and become the Annuitant in the event that the Annuitant dies before the Contract is terminated or annuitized.

If you purchase an optional benefit in addition to your Base Contract, additional Contract Owner / Annuitant requirements may apply.

Issue Age Requirements

Issue age represented in the Contract is based on the age of the Owner and is determined by Age Nearest Birthday. Age Nearest Birthday is the age rounded to nearest whole number of years. If the Contract is jointly owned, both Owners must meet the issue age requirements. If the Owner is an entity, then the issue age represented in the Contract is based on the age of the Annuitant(s).

Annuitant(s) must also meet the issue age requirements of the Contract.

If you have not elected any available optional benefits under your Contract, the issue age requirements are as follows:

Base Contract Option	Smart Foundation Prime	Smart Foundation Flex	Smart Foundation Plus
Acceptable Issue Ages	0 - 85	0 - 85	0 - 85

If you wish to elect any available optional benefit, the issue age requirements may be different from the above table. Please, see “Issue Age Requirements” subsection of the appropriate optional benefit section that applies to you (Section 8.2 — “Purchasing the Enhanced Death Benefit Rider with your Contract” for Enhanced Death Benefit, Section 9.2 — “Purchasing the Guaranteed Growth and Income Benefit Rider with your Contract” for Guaranteed Growth and Income Benefit, Section 11.2 — “Purchasing the Inflation Protector Withdrawal Benefit Rider with your Contract” for Inflation Protector Withdrawal Benefit, and

Section 13.2 — “Purchasing the Guaranteed Minimum Accumulation Benefit with your Contract” for Guaranteed Minimum Accumulation Benefit). With the presence of an optional benefit, you will be subject to the strictest age requirement of your Base Contract Option / optional benefit combination.

1.3. Right to Review the Contract

You may cancel the Contract within 10 days after its receipt. If the Contract is a Replacement Contract (i.e. it has been purchased with the proceeds from the surrender of another annuity contract you own), it may be cancelled within 30 days of receipt. In either situation, simply return or mail it to the Company or the representative through whom it was purchased, along with a written request to cancel the Contract based on this provision. The Company will refund the Contract Value as of the date the notification and the Contract are received. Right to Review the Contract provisions may vary by state. Please refer to “Appendix B: State Variations” for details.

1.4. Contract Changes

Written notice from the Contract Owner(s) is required to process any Contract change. You may request the following changes to your Contract:

Annuity Date Change

Approval of your request will be subject to the waiting period described in the Contract and maximum maturity date determined by state law.

Beneficiary Change

Approval of your request will be subject to provisions of the Contract, as well as any transactions made by the Contract Owner or actions taken by the Company prior to receipt of this notice; the change form is provided by the Company.

Ownership Change (Absolute Assignment)

Upon written notice to the Company, and upon receipt of all the information required to process the request, you may assign the Contract to a new Contract Owner. A service form that indicates the required information will be provided by the Company for your convenience. Approval of your request is subject to restrictions. Changes in Contract Owner designation, unless specified otherwise, shall take effect on the date the Contract Owner(s) sign the notice of change. Approval of any ownership change is subject to any transactions that you make or actions taken by the Company prior to receipt of this notice. The Company shall not be liable for the validity of the assignment. The Contract will allow a maximum of two natural persons as Owner(s) and Annuitant(s). The new Contract Owner(s) and Annuitant(s) must meet the issue age requirements and all other requirements specified in the Contract at the time of designation. We may restrict the Contract Owner designation change if required for purposes of satisfying applicable laws or regulations. If there are any optional benefits attached to your Contract, they may be terminated as a result of the change of ownership (please, see the termination provisions section of the optional benefit that applies to you). Change of ownership can also have tax consequences and you should consult your tax advisor prior to requesting a change. In addition, change of ownership provisions may vary by state — please see “Appendix B: State Variations”.

Annuitant cannot be changed, except when the Contract Owner becomes the Annuitant as a result of such change, or as a consequence of Annuitant’s death (when Contingent Annuitant becomes Annuitant) or divorce (when Annuitant or Joint Annuitant is replaced with a new spouse or removed from the Contract).

1.5. Base Contract Options

Smart Foundation Prime (Standard Base Contract Option)

Smart Foundation Prime is the standard option of your Base Contract. It offers a seven-year Surrender Charge Period (based on each Purchase Payment), and the lowest Mortality and Expense Risk Charge of the three options.

Smart Foundation Flex (Short Surrender Charge Period Base Contract Option)

Smart Foundation Flex offers a four-year Surrender Charge Period (based on each Purchase Payment), providing additional liquidity, and has an increased Mortality and Expense Risk Charge.

Optional benefits are not available on Smart Foundation Flex for contracts purchased on or after May 27, 2016.

Smart Foundation Plus (Extended Surrender Charge Period with Purchase Payment Enhancements Base Contract Option)

Smart Foundation Plus offers a nine-year Surrender Charge Period (based on each Purchase Payment) and Purchase Payment Enhancements and has an increased Mortality and Expense Risk Charge. With the Purchase Payment Enhancement feature, each time you make a Purchase Payment, Penn Mutual will credit your Contract Value with an additional Purchase Payment Enhancement amount. Contract expenses may be higher than other annuity contracts offered by Penn Mutual without a Purchase Payment Enhancement feature. The benefit of the Purchase Payment Enhancement may be more than offset by the higher expenses for this option, relative to other annuity contracts we offer, especially if withdrawals are made in the early years of the Contract.

The Contract provides no specific charge for providing the Purchase Payment Enhancement. Penn Mutual pays the Purchase Payment Enhancement from its surplus which reflects revenues from multiple sources, including the administrative, mortality and expense risk, and deferred sales charges made under the Contract. The charges are expected to produce a profit or return to Penn Mutual’s surplus, in addition to covering the cost of issuing and administering the Contract.

Purchase Payment Enhancements

When you make a Purchase Payment, we will determine your Purchase Payment Enhancement by multiplying the amount of the Purchase Payment by the applicable Purchase Payment Enhancement Rate set forth in the table below. The Purchase Payment Enhancement Rate is based on the Cumulative Net Purchase Payments, i.e. the cumulative total of Purchase Payments received (including the Purchase Payment being processed) less total withdrawals.

We will credit the Purchase Payment Enhancement to your Contract and allocate it to the Subaccounts and/or the Fixed Account Options, along with your Purchase Payments, in accordance with your direction. Any portion of the Purchase Payment Enhancement that is credited to the Contract Value is not considered a premium payment, but is considered part of earnings. The Purchase Payment Enhancement will be credited to the Contract Value on the date the associated Purchase Payment is made. Withdrawals and charges will be processed after the Purchase Payment(s) and any applicable Purchase Payment Enhancement(s) are credited to your Contract Value.

Purchase Payment Enhancement Rate Table

Each Purchase Payment will receive the Purchase Payment Enhancement at a rate set forth in the table below. Purchase Payment Enhancements are not included in the determination of Cumulative Net Purchase Payments.

PURCHASE PAYMENT ENHANCEMENT RATE TABLE

Cumulative Net Purchase Payments (Cumulative Total of Purchase Payments Less Withdrawals)	Purchase Payment Enhancement Rate
< $150,000	4.0%

>= $150,000 but < $1,000,000	5.0%

>= $1,000,000	6.0%

Qualifying For a Higher Purchase Payment Enhancement Rate

First Contract Year

If you make additional Purchase Payments during the first Contract Year, your Cumulative Purchase Payments may reach the threshold to receive a higher Purchase Payment Enhancement rate. If so, we will determine if any additional Purchase Payment Enhancements will be credited for the prior Purchase Payments you have made by taking the difference between

(1) the prior cumulative Purchase Payments paid during the first Contract Year multiplied by the Purchase Payment Enhancement Rate applied to the current Purchase Payment, and

(2) the prior cumulative Purchase Payment Enhancements credited to the Contract during the first Contract Year.

If the result exceeds zero, the excess will be credited to the Contract as a Purchase Payment Enhancement at the same time the additional Purchase Payment is credited.

Please see the example “Smart Foundation Plus: Qualifying for Higher Enhancement Rate in the First Contract Year” in “Appendix A: Numerical Examples” for details.

If an additional Purchase Payment is received within the first Contract Year and does not cause the Cumulative Purchase Payments to cross a Purchase Payment Enhancement tier threshold, then the Purchase Payment Enhancement to be applied with that current Purchase Payment will be the product of the payment amount and the applicable Purchase Payment Enhancement rate for the appropriate threshold set forth in the table above.

If withdrawals are made in the first Contract Year, and thus any prior Purchase Payment Enhancements are forfeited (please see “Can I Keep My Purchase Payment Enhancements” below), then no additional Enhancement for prior Purchase Payments will apply if an additional Purchase Payment made in the first Contract Year causes Cumulative Net Purchase Payments to reach a new threshold.

Second and Subsequent Contract Years

If, as a result of additional Purchase Payments in second and subsequent Contract Years, the Cumulative Net Purchase Payments amount reaches a new threshold, we will credit a Purchase Payment Enhancement at the higher Purchase Payment Enhancement Rate associated with the new threshold. However, we will not adjust the Enhancements already credited with previous Purchase Payments.

Can I Keep My Purchase Payment Enhancements?

You will not always get to keep the Purchase Payment Enhancements credited to your Contract. You will forfeit some or all of the Purchase Payment Enhancements under certain circumstances:

•	If you cancel your Contract during the “Right to Review” period described in your Contract, the dollar amount of the Purchase Payment Enhancement will be forfeited from the Contract Value.

•

If you take a withdrawal from your Contract where a Surrender Charge is applied or surrender your Contract during the Surrender Charge Period, any Purchase Payment Enhancement credited to your Contract within 12 months of the withdrawal or surrender will be forfeited (your Contract Value will be reduced by the amount of the Purchase Payment Enhancement forfeited). No Purchase Payment Enhancement will be forfeited when you take the Free Withdrawal Amount. See Section 4.2 — “Surrender-Charge Free Withdrawals”. No Purchase Payment Enhancement will be forfeited after the end of the Surrender Charge Period for the associated Purchase Payment.

•

Any Purchase Payment Enhancement credited to the Contract Value within the 12-month period preceding the date our Administrative Office receives proof of death will be forfeited from the Contract Value used to determine the death benefit (if the Standard Death Benefit amount is payable, it will be equal to the greater of the Contract Value reduced by the amount of any Purchase Payment Enhancements forfeited, and the cumulative Purchase Payments less adjusted withdrawals; if the Contract Value is payable as a death benefit, it will be reduced by the amount of any Purchase Payment Enhancements forfeited).

Provisions of this section vary in Connecticut — please see “Appendix B: State Variations” for details.

Do Purchase Payment Enhancements Benefit Everyone?

No. Penn Mutual issues a variety of individual variable and fixed annuity contracts designed to meet different retirement planning and investment goals. We issue contracts with no Purchase Payment Enhancement, lower mortality and expense risk charges, lower Surrender Charges and/or shorter Surrender Charge Periods. You should consider various factors when determining which annuity contract is appropriate for you, including the following:

•	The length of time that you plan to continue to keep the Contract in force.

•	The frequency, amount and timing of withdrawals you plan to make.

•

The amount and timing of Purchase Payments you plan to make (Smart Foundation Plus Base Contract Option requires higher minimum Purchase Payments compared to other options, and has a longer Surrender Charge Period).

•	Whether you might experience an event that results in the loss of some or all of the Purchase Payment Enhancements (see “Can I Keep My Purchase Payment Enhancements?” above).

The Purchase Payment Enhancement feature would be disadvantageous to a purchaser who takes a withdrawal, subject to a Surrender Charge, within 12 months of making a Purchase Payment. If a withdrawal is taken during the first Contract Year, the Surrender Charge would be higher than in other contracts we offer, and any Purchase Payment Enhancement will be forfeited. Also, in a declining market, the purchaser would bear the loss on the Purchase Payment Enhancement.

Purchase Payment Enhancements and the Surrender Charge

Purchase Payment Enhancements are treated as earnings under the Contract for purposes of the Surrender Charge. Earnings are not subject to Surrender Charges.

1.6. Optional Contract Features

Dollar Cost Averaging Program

Dollar cost averaging is a way to invest in which securities are purchased at regular intervals in fixed dollar amounts, so that the cost of the securities gets averaged over time and possibly over market cycles. If the Contract Value is at least $10,000, you may allocate any new Purchase Payments to one of the Dollar Cost Averaging Options and have a fixed percentage transferred monthly from that Option to variable Subaccounts to achieve dollar cost averaging. Amounts may only be allocated to one of the Dollar Cost Averaging Options in conjunction with an election of the Dollar Cost Averaging program. The minimum transfer amount to each Subaccount is $50. Once a Dollar Cost Averaging Option is selected, an additional Dollar Cost Averaging Option cannot be selected. If you elect to discontinue participation in the program, any money left in the account will be transferred into the variable Subaccounts based on the Dollar Cost Averaging allocation initially selected (unless otherwise directed by you). There is no charge for participating in the Dollar Cost Averaging Program.

Fixed Dollar Cost Averaging Options

The available periods under the Fixed Dollar Cost Averaging Options are:

1) Six-Month Dollar Cost Averaging Period, and

2) Twelve-Month Dollar Cost Averaging Period.

Only new Purchase Payments may be allocated to the Fixed Dollar Cost Averaging Options. Such allocations of Initial and Subsequent Purchase Payments are subject to the Contract Value minimum requirements. Amounts held in a Fixed Dollar Cost Averaging Option of the Fixed Account will be credited with interest at effective annual rates, declared by the Company. See Section 2.2 “The Fixed Account” for details.

Variable Dollar Cost Averaging Options

Dollar Cost Averaging may also be done from one of the following Subaccounts: Money Market Subaccount, Limited Maturity Bond Subaccount and Quality Bond Subaccount. New Purchase Payments and transfers may be allocated to the selected Subaccount, subject to the Contract Value minimum requirements. The available periods under the Variable Dollar Cost Averaging Options are from 12 months to 60 months.

Automatic Asset Rebalancing Program

Automatic rebalancing is a way to maintain your desired asset allocation percentages. Because the value of your Subaccounts will fluctuate in response to investment performance, your asset allocation percentages may change over time. If you have a Contract Value of at least $10,000 you may elect Automatic Asset Rebalancing. We will transfer funds under your Contract on a quarterly (calendar) basis among the Subaccounts to maintain a specified percentage allocation among your selected variable investment options. You may elect to participate in the program when you apply for your Contract or, after you have owned your Contract, by completing an election form or by calling our office (contact information is available in Section 15.1 — “Contact Information”). You may discontinue the program at any time. There is no charge for participating in the Automatic Asset Rebalancing Program.

Dollar Cost Averaging and Automatic Asset Rebalancing programs may not be elected at the same time and are not available after Annuitization.

Systematic Withdrawals

Systematic Withdrawals are regular payments that we make to you on a monthly, quarterly, semiannual or annual basis. Details about the Systematic Withdrawal Program can be found in the “Systematic Withdrawals” paragraph in Section 4.1 — “Ways to Access Your Money”.

1.7. Accumulation / Annuity Payout Period

Your Contract has an Accumulation Period, during which you make one or more Purchase Payments and we invest your payments as you direct us, and an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date. Please see Section 6 — “The Annuity Payout Period” for more information.

1.8. Contract Termination

The Contract will terminate when one or more of the following events occur, unless otherwise specified in any Endorsement or Rider attached to the Contract:

•	the Death Benefit is paid,

•	the Annuity Payments end,

•	there is a full surrender of the Contract or if a withdrawal is made that falls under the conditions of “Withdrawals Treated as Surrenders” provision of the Contract.

In addition, the Company reserves the right to terminate the Contract and any applicable Death Benefit by initiating a payment of the Surrender Value to the Contract Owner, if, before the Annuity Date, no Purchase Payments are made during the last two Contract Years, and the Contract Value is less than the Minimum Remaining Balance (see “Withdrawals Treated as Surrenders” paragraph in Section 4.1 — “Ways to Access Your Money” for more information). The Company will notify the Contract Owner 60 days prior to taking any action pertaining to this provision.

2. Investment Options

2.1. The Separate Account

Penn Mutual established Penn Mutual Variable Annuity Account III (the “Separate Account”) on April 13, 1982. The Separate Account is registered with the Securities and Exchange Commission (SEC) as a unit investment trust and is a “separate account” within the meaning of the federal securities laws. The SEC does not supervise our management or the investment practices of the Separate Account. The Separate Account is divided into Subaccounts that invest in shares of different mutual funds. We own the assets of the Separate Account.

•

The income, gains and losses, whether or not realized, of the Separate Account are, in accordance with the Contract, credited to or charged against the Separate Account without regard to the other income, gains or losses of Penn Mutual.

•	The Separate Account and its Subaccounts are not responsible for the liabilities of any other business of Penn Mutual.

The investment results of the Separate Account are not guaranteed.

Investment Options in the Separate Account

The Separate Account currently has Subaccounts that invest in the following Funds. There may be limitations on the availability of these funds with the presence of an optional benefit.

Penn Series Funds, Inc.	Investment Adviser or Sub-Adviser	Objective
Money Market Fund	Penn Mutual Asset Management, LLC Horsham, Pennsylvania	The Fund is a government money market fund that seeks current income, while preserving capital and liquidity, and will invest no less than 99.5% of its total assets in government securities, cash or repurchase agreements that are collateralized fully by government securities or cash. The Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including relating to maturity, diversification, liquidity and credit quality.

Limited Maturity Bond Fund	Penn Mutual Asset Management, LLC Horsham, Pennsylvania	The Fund seeks to maximize total return consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in short- to intermediate-term investment grade debt securities of U.S. government and corporate issuers, including mortgage-backed and asset-backed securities.

Quality Bond Fund	Penn Mutual Asset Management, LLC Horsham, Pennsylvania	The Fund seeks to maximize total return over the long term consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in marketable investment grade debt securities, which are those securities rated BBB- or higher by S&P, Baa3 or higher by Moody’s, or the equivalent by any other nationally recognized statistical rating organization, or, if unrated, determined by the Fund’s investment adviser to be of comparably quality.

High Yield Bond Fund	T. Rowe Price Associates, Inc. Baltimore, Maryland	The Fund seeks to realize high current income by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a widely diversified portfolio of high yield corporate bonds, commonly known as “junk bonds,” income-producing convertible securities and preferred stocks that are rated below investment-grade or not rated by any major credit rating agency but deemed to be below investment-grade by the Fund’s sub-adviser.

Flexibly Managed Fund	T. Rowe Price Associates, Inc. Baltimore, Maryland	The Fund seeks to maximize total return (capital appreciation and income) by investing primarily in stocks of established U.S. companies that the Fund believes have above-average potential for capital growth.

Penn Series Funds, Inc.	Investment Adviser or Sub-Adviser	Objective
Balanced Fund	Penn Mutual Asset Management, LLC Horsham, Pennsylvania	The Fund seeks to achieve long-term growth and current income by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with the Fund’s target asset allocation. Under normal circumstances, the Fund will invest 50%-70% of its assets in stock and other equity underlying funds, 30%-50% of its assets in bond and other fixed income funds, and 0%-20% of its assets in money market funds. The Fund also may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Large Growth Stock Fund	T. Rowe Price Associates, Inc. Baltimore, Maryland	The Fund seeks to achieve long-term growth of capital and increase of future income by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large capitalization companies (companies with market capitalizations that fall within the market capitalization range of companies in the Russell 1000® Growth Index at the time of purchase). The Fund invests primarily in common stocks of well established companies the Fund’s sub-adviser believes have long-term growth potential as well as companies that have the ability to pay increasing dividends through strong cash flow.

Large Cap Growth Fund	Massachusetts Financial Services Company Boston, Massachusetts	The Fund seeks to achieve long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies with large market capitalizations (companies with market capitalizations of more than $3 billion at the time of purchase). The Fund invests in the stocks of companies its sub-adviser believes to have above average earnings growth potential compared to other companies.

Large Core Growth Fund	Morgan Stanley Investment Management, Inc. New York, New York	The Fund seeks to achieve long-term growth of capital (capital appreciation) by investing primarily in equity securities of large capitalization U.S. companies (companies that have market capitalizations that fall within the market capitalization range of companies in the Russell 1000® Growth Index at the time of purchase). Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large capitalization companies. The Fund’s sub-adviser seeks to invest in companies with strong name recognition and sustainable competitive advantages and typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

Penn Series Funds, Inc.	Investment Adviser or Sub-Adviser	Objective
Large Cap Value Fund	Loomis, Sayles & Company, L.P. Boston, Massachusetts	The Fund seeks to achieve long-term growth of capital by investing primarily in equity securities, of U.S. and non-U.S. incorporated entities, including, but not limited to common stock, American Depositary Receipts (ADRs), equity real estate investment trust securities (REITs), preferred securities and convertible preferred securities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large capitalization companies (companies that have market capitalizations of more than $2 billion at the time of purchase). The Fund primarily invests in common stocks that its portfolio manager deems to be underpriced relative to long-term earnings and for cash flow potential.

Large Core Value Fund	Eaton Vance Management Boston, Massachusetts	The Fund seeks to achieve total return by investing primarily in value stocks of large capitalization companies (companies that have market capitalizations within the range of companies included in the Russell 1000® Value Index at the time of purchase); however, the Fund will generally consist of stocks with a market capitalization equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large capitalization companies. Value stocks are stocks that, in the opinion of the Fund’s sub-adviser, are inexpensive or undervalued relative to the overall stock market.

Index 500 Fund	SSGA Funds Management, Inc. Boston, Massachusetts	The Fund seeks to achieve total return (capital appreciation and income) which corresponds to that of the S&P 500® Index by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the S&P 500® Index. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the S&P 500® Index and close substitutes (such as index futures contracts) that are designed to track the S&P 500® Index.

Mid Cap Growth Fund	Ivy Investment Management Company Shawnee Mission, Kansas	The Fund seeks to maximize capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-cap companies (companies that have market capitalizations that fall within the market capitalization range of companies in the Russell MidCap® Growth Index at the time of purchase). The Fund invests in equity securities of companies that the Fund’s sub-adviser believes have strong earnings growth potential and that are diversified across economic sectors.

Penn Series Funds, Inc.	Investment Adviser or Sub-Adviser	Objective
Mid Cap Value Fund	Neuberger Berman Investment Advisers LLC New York, New York	The Fund seeks to achieve growth of capital by investing, under normal market circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-cap companies (companies that have market capitalizations that fall within the market capitalization range of companies in the Russell MidCap® Index at the time of purchase). The Fund seeks to invest in the equity securities of high quality companies that the Fund’s sub-adviser believes are trading at a substantial discount to their intrinsic value where there is a strategic plan or event that is expected to both enhance value and narrow the value/price gap.

Mid Core Value Fund	American Century Investment Management, Inc. Kansas City, Missouri	The Fund seeks to achieve capital appreciation by investing, under normal conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of medium capitalization companies (companies whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies). The Fund seeks to invest in undervalued companies and hold each stock until the price has increased to, or is higher than, a level the Fund’s sub-adviser believes more accurately reflects the fair value of the company.

SMID Cap Growth Fund	Goldman Sachs Asset Management, L.P. New York, New York	The Fund seeks to achieve long-term growth of capital (capital appreciation) by investing primarily in common stocks of small and medium capitalization U.S. companies (companies that have market capitalizations that fall within the outside range of the market capitalizations of companies in the Russell 2000® Growth Index and the Russell Midcap® Growth Index at the time of purchase) that the Fund’s sub-adviser believes have specific characteristics indicating high quality and sustainable growth, including strong business franchises, favorable long-term prospects, and excellent management. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small and medium capitalization companies.

Penn Series Funds, Inc.	Investment Adviser or Sub-Adviser	Objective
SMID Cap Value Fund	AllianceBernstein L.P. New York, New York	The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies (companies that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500™ Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500™ Value Index), generally representing 60 to 125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small and medium capitalization companies. The Fund invests in companies that are determined by the Fund’s sub-adviser to be undervalued using its fundamental value approach.

Small Cap Growth Fund	Janus Capital Management LLC Denver, Colorado	The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small capitalization companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Growth Index at the time of investment. The small capitalization companies in which the Fund invests are selected for their growth potential.

Small Cap Value Fund	Goldman Sachs Asset Management, L.P. New York, New York	The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (measured at the time of purchase) within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. The Fund invests in equity securities that the Fund’s sub-adviser believes to be underpriced relative to a combination of such companies’ long term earnings prospects, growth rate, free cash flow and/or dividend-paying ability.

Small Cap Index Fund	SSGA Funds Management, Inc. Boston, Massachusetts	The Fund seeks to replicate the returns and characteristics of a small cap index by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the Russell 2000® Index. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Russell 2000® Index and close substitutes (such as index futures contracts or other investment companies) that are designed to track the Russell 2000® Index.

Penn Series Funds, Inc.	Investment Adviser or Sub-Adviser	Objective
Developed International Index Fund	SSGA Funds Management, Inc. Boston, Massachusetts	The Fund seeks to replicate the returns and characteristics of an international index composed of securities from developed countries by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI EAFE) Index. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the MSCI EAFE Index (including American Depositary Receipts and Global Depositary Receipts) and close substitutes (such as index futures contracts) that are designed to track the MSCI EAFE Index.

International Equity Fund	Vontobel Asset Management, Inc. New York, New York	The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, such as common stocks, preferred stocks, convertible bonds, and warrants. The Fund will invest primarily in companies operating in the countries in Europe and the Pacific Basin. The Fund’s sub-adviser seeks to identify high-quality growth companies for inclusion in the Fund’s portfolio.

Emerging Markets Equity Fund	Morgan Stanley Investment Management Inc. New York, New York Morgan Stanley Investment Management Company Singapore	The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities located in emerging market countries. For the Fund, an issuer is considered to be located in an emerging market country if, at the time of investment: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging market countries, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

Real Estate Securities Fund	Cohen & Steers Capital Management, Inc. New York, New York	The Fund seeks to achieve a high total return consistent with reasonable investment risks by investing, under normal circumstances, at least 80%, and normally substantially all, of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities issued by real estate companies, including real estate investment trusts.

Penn Series Funds, Inc.	Investment Adviser or Sub-Adviser	Objective
Aggressive Allocation Fund	Penn Mutual Asset Management, LLC Horsham, Pennsylvania	The Fund seeks to achieve long-term capital growth consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (85%-100% of its assets in equity funds and 0%-15% of its assets in fixed income and money market funds). The portfolio of the Fund is more heavily allocated to stocks, and reflects an aggressive approach.

Moderately Aggressive Allocation Fund	Penn Mutual Asset Management, LLC Horsham, Pennsylvania	The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (70%-100% of its assets in equity funds and 0%-30% of its assets in fixed income and money market funds). The portfolio of the Fund is more heavily allocated to stocks, and reflects a moderately aggressive approach.

Moderate Allocation Fund	Penn Mutual Asset Management, LLC Horsham, Pennsylvania	The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (50%-70% of its assets in equity funds and 30%-50% of its assets in fixed income and money market funds). The portfolio of the Fund is allocated among stock, bond and cash investments with a majority of its assets allocated to stocks, and is designed to offer investors an investment option that is less aggressive than the Penn Series Aggressive Allocation and Moderately Aggressive Allocation Funds, but more aggressive than the Penn Series Moderately Conservative Allocation and Conservative Allocation Funds.

Moderately Conservative Allocation Fund	Penn Mutual Asset Management, LLC Horsham, Pennsylvania	The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (30%-50% of its assets in equity funds and 50%-70% of its assets in fixed income and money market funds). The portfolio of the Fund is more heavily allocated to bonds and cash investments, and reflects a moderately conservative approach.

Penn Series Funds, Inc.	Investment Adviser or Sub-Adviser	Objective
Conservative Allocation Fund	Penn Mutual Asset Management, LLC Horsham, Pennsylvania	The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (20%-40% of its assets in equity funds and 60%-80% of its assets in fixed income and money market funds). The portfolio of the Fund is more heavily allocated to bonds and cash investments, and reflects a conservative approach.

A prospectus for each of these Funds, which contains additional information about the Funds including their investment objectives and policies and expenses, accompanies this prospectus. Read the prospectuses of these Funds carefully before investing. You may also obtain copies of the prospectuses, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group — C3R, Philadelphia, PA 19172, or by calling, toll free, 800-523-0650.

Penn Mutual Asset Management, LLC, Horsham, Pennsylvania is investment adviser to each of the Funds and a wholly owned subsidiary of Penn Mutual.

Shares of Penn Series are sold to other variable life and variable annuity separate accounts of Penn Mutual and its subsidiary, The Penn Insurance and Annuity Company. For more information on the possible conflicts involved when the Separate Account invests in Funds offered to other separate accounts, see the Fund prospectuses and Statements of Additional Information.

The Variable Account Value

Your assets in the Separate Account are held as Accumulation Units of the Subaccounts that you select. An Accumulation Unit is a unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date. The Variable Account Value is the sum of the values of the Accumulation Units held in the Subaccounts for this Contract.

Accumulation Units — Valuation

We value Accumulation Units as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. ET). When you invest in, withdraw from, or transfer money to a Subaccount, you receive the Accumulation Unit value next computed after we receive and accept your Purchase Payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received from you or the agent of record (pursuant to your instruction) at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In the case of your first Purchase Payment, you receive the price next computed after we accept your application to purchase a Contract.

The value of an Accumulation Unit varies and is determined by multiplying its last computed value by the net investment factor for the Subaccount for the current Valuation Period. The net investment factor measures (1) investment performance of Fund shares held in the Subaccount, (2) any taxes on income or gains from investments held in the Subaccount, and (3) the Mortality and Expense Risk Charge and Asset Based Contract Administration Charge assessed against the Subaccount.

Voting Instructions

You have the right to tell us how to vote proxies for the Fund shares in which your Purchase Payments are invested. If the law changes and permits us to vote the Fund shares, we may do so.

If you are a Contract Owner, we determine the number of full and fractional Fund shares that you may vote by dividing your interest in a Subaccount by the net asset value per share of the Fund. We may change these procedures whenever we are required or permitted to do so by law.

Shares for which no timely instructions are received will be voted by Penn Mutual in the same proportion as those shares for which voting instructions are received.

2.2. The Fixed Account

The Fixed Account is the account in which amounts are held for this Contract under all Fixed Account Options prior to the Annuity Date.

Fixed Account Options are:

•	Fixed Interest Options and

•	Fixed Dollar Cost Averaging Options.

The Fixed Account Value is determined by the total amount of premium allocated to the Fixed Account Options, adjusted by partial withdrawals, transfers, charges and expenses, and accumulated at effective annual rates declared by the Company, but at no less than the Minimum Guaranteed Interest Rate specified in your Contract.

The Fixed Account (including the Fixed Interest Options and the Fixed Dollar Cost Averaging Options) is part of the Company’s general account which is subject to the claims of the Company’s creditors. The Company’s insurance obligations and guarantees under the Contract are paid in part out of the general account and, therefore, Contract Owners should consider the Company’s financial statements and claims paying ability for the payment of such obligations and guarantees.

Interests in the Fixed Account are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940. This prospectus generally discusses only the variable portion of the Contract. The staff of the Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account, however, may be subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

Fixed Interest Options

You may allocate or transfer your Contract Value to one or more of the Fixed Interest Options available under your Contract. Available Interest Periods of the Fixed Interest Options may range from one year to seven years, depending on the options currently being offered by the Company. The Company may provide additional Fixed Interest Options in the future.

Amounts held in the Fixed Interest Options of the Fixed Account will be credited with interest at effective annual rates declared by the Company each month. The declared interest rate will apply from the date of the allocation or transfer through the end of the elected Interest Period.

You may not transfer amounts held in the Fixed Interest Options to Subaccounts or to another Fixed Interest Option prior to the end of the Interest Period. For the 25 days following the expiration of such period, you may also transfer all or a portion of the amount held in such Fixed Interest Option to Subaccount(s) or to another account of the Fixed Interest Options. If you do not withdraw or reallocate money in a Fixed Interest Option within 25 days after the expiration of that account’s Interest Period, the Company will renew the portion of the Fixed Interest Option that has expired at the new rate declared for the Interest Period at that time. Amounts withdrawn or transferred from a Fixed Interest Option with an Interest Period longer than one year outside of the 25-day “renewal window” period are subject to the Premature Withdrawal Charge (please see the “Premature Withdrawal Charge” paragraph in Section 3.1 — “Transaction Charges”).

All Interest Periods end on the last day of a calendar month, therefore transfers to a Fixed Interest Option on other than the 1st of the month will result in a shorter Interest Period (i.e. transfers on the 16th of a month will result in 15 fewer days of interest than the Interest Period selected).

We offer a Minimum Guaranteed Interest Rate that varies from 1% to 3%, is set on the Contract Date, and will not change through the life of the Contract. The Minimum Guaranteed Interest Rate that applies to you is specified in your Contract. The Minimum Guaranteed Interest Rate for any Fixed Interest Option is determined based on a formula established by state law as described below.

The minimum guaranteed interest rate is the lesser of (1) 3% and (2) the average over a 12-month period, rounded to the nearest 1/20th of 1%, of the 5-year constant maturity treasury rate reduced by 125 basis points, where the resulting interest rate is not less than 1%. This rate is set by the Company quarterly on January 1, April 1, July 1 and October 1. The rate calculated as shown above is the minimum guaranteed interest rate for the life of the Contract. The calculated guaranteed rate will never be lower than the minimum nonforfeiture rate required by state law.

Fixed Interest Options are not available in New York.

Fixed Dollar Cost Averaging Options

The Dollar Cost Averaging Program is described in detail in Section 1.6 — “Optional Contract Features”.

Amounts held in a Fixed Dollar Cost Averaging Option of the Fixed Account will be credited with interest at effective annual rates, declared by the Company.

The Minimum Guaranteed Interest Rate applicable for any Fixed Dollar Cost Averaging Option of the Fixed Account (according to your Contract) is determined on the Contract Date. The minimum rate can range between 1% and 3%, unless applicable law permits a reduction. The minimum guaranteed interest rate for any Fixed Account Option is determined based on a formula established by state law as described below.

The minimum guaranteed interest rate is the lesser of (1) 3% and (2) the average over a 12-month period, rounded to the nearest 1/20th of 1%, of the 5-year constant maturity treasury rate reduced by 125 basis points, where the resulting interest rate is not less than 1%. This rate is set by the Company quarterly on January 1, April 1, July 1 and October 1. The rate calculated as shown above is the minimum guaranteed interest rate for the life of the Contract. The calculated guaranteed rate will never be lower than the minimum nonforfeiture rate required by state law.

The declared interest rate will apply from the date of the allocation through the end of the Dollar Cost Averaging Period. Purchase Payments received after the start of a Dollar Cost Averaging Period will create an additional Dollar Cost Averaging Period. The available periods under the Fixed Dollar Cost Averaging Options are six months and twelve months. At the end of the Dollar Cost Averaging Period any interest remaining in the account will be automatically transferred into the variable Subaccounts based on the allocation initially selected by the Contract Owner.

2.3. Contract Value and Surrender Value

Your Contract Value is the sum of the Variable Account Value and the Fixed Account Value. Variable Account Value is the sum of the values of the Accumulation Units held in the Subaccounts (see “The Separate Account” above). Fixed Account Value is the value of amounts held in all Fixed Account Options (Fixed Interest Options and Fixed Dollar Cost Averaging Options) of the Fixed Account for this Contract (see “The Fixed Account” above).

Your Contract also has a “Surrender Value”. Your Contract’s Surrender Value is equal to the Contract Value, less: 1) the Annual Contract Administrative Charge (if applicable), 2) pro-rata portion of any accrued charges for optional benefits, 3) any applicable Surrender Charges, 4) any applicable Premature Withdrawal Charges

(see Section 3 — “Fees and Expenses”), and 5) forfeited Purchase Payment Enhancements, if applicable (see the “Can I Keep My Purchase Payment Enhancements?” paragraph in Section 1.5 — “Base Contract Options”).

3. Fees and Expenses

This section explains the fees and expenses you might incur. The “FEE TABLES” section of this prospectus summarizes all charges and fees that may be imposed on your Contract. Please, refer to these tables for a quick summary. You also pay expenses of the Funds that you select as investment options in the Separate Account. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

3.1. Transaction Charges

Surrender Charge

If you wish to withdraw more than the Free Withdrawal Amount (see Section 4.2 “Surrender-Charge Free Withdrawals”) or decide to surrender your Contract during the Surrender Charge Period, you may be assessed a Surrender Charge. This charge is used to pay our sales expenses. Sales expenses that are not covered by the Surrender Charge are paid from the surplus of the Company, which may include proceeds from the Mortality and Expense Risk Charge.

The Surrender Charge varies by the Base Contract Option and declines gradually over a period of several years. Surrender Charges will be applied to all withdrawals (including lifetime withdrawals guaranteed under the Guaranteed Growth and Income Benefit Rider and living benefit withdrawals guaranteed under the Inflation Protector Withdrawal Benefit Rider), which are not “Surrender-Charge Free Withdrawals” as described in Section 4.2 — “Surrender-Charge Free Withdrawals”.

Each Purchase Payment is tracked separately and the amount of the Surrender Charge depends upon the length of time since we received your Purchase Payment. The sum of all Purchase Payments not yet withdrawn will constitute a “Surrender Charge Basis”. The Surrender Charge Basis will be reduced by the full amount of each withdrawal, including the Free Withdrawal Amount.

Earnings accumulated during the life of the Contract will not be subject to a Surrender Charge. For purposes of calculating the Surrender Charge, Purchase Payments shall be treated as withdrawn prior to any available earnings. Available earnings equal the difference, if any, between the Contract Value at the time of a withdrawal and the Purchase Payments to which the Contract Value is attributable.

The Free Withdrawal Amount will be applied to the Purchase Payments with the earliest effective date. The withdrawal amount subject to charges will be taken out following the Free Withdrawal Amount, from the oldest Purchase Payment remaining in the Surrender Charge Basis first. It will thus receive the Surrender Charge associated with the Purchase Payment from which it is being withdrawn. This is called a first-in, first-out basis. There will be no Surrender Charge on amounts withdrawn that exceed the total Purchase Payments of the Contract.

Please see “Surrender Charges” example in “Appendix A: Numerical Examples.”

When you request a withdrawal, we will first determine whether any portion of the requested amount is subject to the Surrender Charge. Once the amount subject to charges is determined, we will follow the first-in, first-out principle (described above) to assess the charges. The Surrender Charges are expressed as a percentage of each Purchase Payment withdrawn and vary by the age of Purchase Payment and the Base Contract Option as follows:

Schedule of Surrender Charges

Number of full years since Purchase Payment	Applicable Surrender Charge
	Smart Foundation Prime Base Contract Option	Smart Foundation Flex Base Contract Option	Smart Foundation Plus Base Contract Option
0	8.0%	8.0%	8.0%
1	7.0%	7.0%	8.0%
2	6.0%	6.0%	8.0%
3	5.0%	5.0%	7.0%
4	4.0%	0.0%	6.0%
5	3.0%	0.0%	5.0%
6	1.5%	0.0%	4.0%
7	0.0%	0.0%	3.0%
8	0.0%	0.0%	2.0%
9	0.0%	0.0%	0.0%

Surrender Charges may vary by state. Please see “Appendix B: State Variations”.

Premature Withdrawal Charge

A Premature Withdrawal Charge may be deducted from the interest earned on any amount that is withdrawn during the period for which an interest rate is guaranteed, from a Fixed Interest Option with an Interest Period longer than one year. The Premature Withdrawal Charge will be determined by multiplying the Premature Withdrawal Rate by the Premature Withdrawal Amount.

The Premature Withdrawal Rate equals one-fourth of the most recent effective annual interest rate then applicable to the Fixed Interest Option account from which the Premature Withdrawal Amount is withdrawn.

The Premature Withdrawal Amount equals (a) minus (b) where:

(a)	is the total amount withdrawn from the Fixed Interest Option Accounts, and

(b)	is the amount withdrawn from the Fixed Interest Option Accounts for which the declared effective annual interest rate has expired in the immediately preceding 25 days.

The Premature Withdrawal Charge shall not apply to a payment on death or any Annuity Payments. This charge will not apply to Required Minimum Distributions, if the Default Liquidity Order1 is followed. Also, you must indicate (at the time of request) that you are taking a withdrawal for the purpose of satisfying Required Minimum Distributions in order for the withdrawal to be Premature-Withdrawal-Charge free. The Free Withdrawal Amount is subject to the Premature Withdrawal Charge. In no event will the Premature Withdrawal Charge invade the Contract Owner’s principal investment in the applicable Fixed Interest Option.

Premature Withdrawal Charge provisions vary by state — please see “Appendix B: State Variations” for details.

Maximum Withdrawal Charge

Under no circumstances will the sum of the Premature Withdrawal Charge and the Surrender Charge exceed 10% of the amount withdrawn.

1	Default Liquidity Order: the withdrawal should be taken from the variable Subaccounts first; when the withdrawal exhausts your Variable Account Value, then any remaining withdrawal should be taken from the Fixed Interest Accounts beginning with the Fixed Interest Account with the shortest Interest Period. Within a Fixed Interest Account, withdrawals will be made from amounts most recently allocated, renewed or transferred.

Transfer Fee

For transfers other than Dollar Cost Averaging and Automatic Asset Rebalancing, we reserve the right to charge a fee, although no charges currently exist. The transfer fee would not exceed $20.

3.2. Periodic Charges

Contract Administration Charges

These charges cover the cost of administering the Contract and the Separate Account.

Annual Contract Administration Charge

We deduct from your Variable Account Value an Annual Contract Administration Charge that is the lesser of $40 or 2% of your Variable Account Value on the deduction date, which is the last day of each Contract Year. This charge will also be deducted if the Variable Account Value is withdrawn or transferred in full on a date other than the deduction date. We will not deduct this charge if, when the deduction is to be made, your Variable Account Value is $50,000 or more2. The charge will not be deducted upon annuitization, or after the Annuity Date. To assess this charge, we cancel Accumulation Units credited to your Contract, pro-rata among the Subaccounts in which you invest. The Annual Contract Administration Charge is the same for all Base Contract Options.

Asset Based Contract Administration Charge

This charge is expressed on an annual basis and will be assessed as a percentage of the daily net asset value of the Separate Account. The Asset Based Contract Administration Charge currently is, and will not exceed, an effective annual rate of 0.15%. The Asset Based Contract Administration Charge is the same for all Base Contract Options.

Mortality and Expense Risk Charge

We deduct from the net asset value of the Separate Account a daily Mortality and Expense Risk Charge. This charge pays for the mortality-related guarantees we make under the Contract (e.g., the death benefit and the guarantee that the annuity factors will never be decreased even if mortality experience is substantially different than originally assumed) and for the risk that our Contract Administration Charges will be insufficient to cover administration expenses over the life of the Contract.

Mortality and Expense Risk Charge is 1.25% for the Smart Foundation Prime Base Contract Option, 1.50% for the Smart Foundation Flex Base Contract Option, and 1.45% for the Smart Foundation Plus Base Contract Option.

Daily Charges Summary Table

The following table summarizes the total daily Separate Account charges, including the Mortality & Expense Risk Charges and the Daily Administrative Charge for each Base Contract Option. These charges will not be increased for the life of your Contract.

Base Contract Option	Smart Foundation Prime	Smart Foundation Flex	Smart Foundation Plus
Mortality & Expense Risk Charge	1.25%	1.50%	1.45%
Asset Based Contract Administration Charge	0.15%	0.15%	0.15%
Total	1.40%	1.65%	1.60%

2	Value is determined after all withdrawals and Purchase Payments are processed, but before any charges are taken out, on the day of the deduction. If the Contract is surrendered, or the Variable Account Value is withdrawn in full, Annual Contract Administration Charge will be part of the withdrawal transaction and Surrender Value calculation.

Rider Charges

Note:  Terms referencing “Guaranteed Growth & Income Benefit Rider” apply to Guaranteed Growth and Income Benefit contracts purchased prior to March 15, 2013, as well as Guaranteed Growth and Income Benefit II contracts purchased after March 15, 2013, unless otherwise indicated. Optional benefits are not available on Smart Foundation Flex Variable Annuity for contracts purchased on or after May 27, 2016.

You can purchase optional benefits (“Riders”) with your Contract for an additional charge (“Rider Charge”). If you make a full surrender of your Contract before the charges for any Riders have been deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization.

Depending on the type and/or combination of the Riders that you purchase, the Rider Charge will be expressed as an annual percentage of the Withdrawal Benefit Base (Guaranteed Growth and Income Benefit Rider and Inflation Protector Withdrawal Benefit Rider), the Enhanced Death Benefit Base (Enhanced Death Benefit Rider), or Variable Account Value (Guaranteed Minimum Accumulation Benefit Rider), and will be deducted from the Contract Value each Contract Year Quarter (Guaranteed Growth and Income Benefit Rider, Inflation Protector Withdrawal Benefit Rider, and Enhanced Death Benefit Rider), or the day before Contract Anniversary (Guaranteed Minimum Accumulation Benefit Rider). The Withdrawal Benefit Base or the Enhanced Death Benefit Base used in the calculation is the average monthly benefit base over the Contract Year Quarter. Variable Account Value used in the calculation is the average monthly Contract Value over the Contract Year.

For quarterly deduction, one fourth of the annual Rider Charge will be multiplied by the average monthly benefit base over the Contract Year Quarter and this amount will be deducted on the last day of the Contract Year Quarter.

For annual deduction, the annual Rider Charge will be multiplied by the average monthly Contract Value over the Contract Year and this amount will be deducted on the last day of the Contract Year.

The Rider Charge will be deducted from the Subaccounts pro-rata, based on the fund allocation at the time of deduction.

Current and Maximum Rider Charges are summarized in the table below. The current charge for any Rider will not exceed the Maximum Rider Charge, and the increase to the charge may not be greater than the Maximum Rider Charge Increase.

More information about the Rider Charges and the Rider Charge increases is available in the applicable optional benefit section.

Current and Maximum Rider Charges

Guaranteed Growth and Income Benefit II

Guarantee Type	Current Rider Charge		Maximum Rider Charge	Maximum Rider Charge Increase
Single Life Guarantee	1.10	%*	2.00%	0.50%

Joint Life Guarantee	1.25%		2.00%	0.50%

Inflation Protector Withdrawal Benefit

Guarantee Type	Current Rider Charge	Maximum Rider Charge	Maximum Rider Charge Increase
Single Life Guarantee	1.25%	2.50%	0.50%

Joint Life Guarantee	1.50%	2.50%	0.50%

Enhanced Death Benefit

Guarantee Type	Current Rider Charge	Maximum Rider Charge	Maximum Rider Charge Increase
Single Life Guarantee	0.35%	0.75%	0.15%

Joint Life Guarantee**	0.35%	0.75%	0.15%

Guaranteed Growth and Income and Enhanced Death Benefit Combination Rider **

	Current Rider Charge			Maximum Rider Charge	Maximum Rider Charge Increase
Charge Type	Single Life Guarantee		Joint Life Guarantee***
Guaranteed Growth and Income Rider Charge	1.10	%*	1.25%	2.00%	0.50%
Enhanced Death Benefit Charge	0.20%		0.20%	0.75%	0.15%

Inflation Protector Withdrawal and Enhanced Death Benefit Combination Rider **

	Current Rider Charge		Maximum Rider Charge	Maximum Rider Charge Increase
Charge Type	Single Life Guarantee	Joint Life Guarantee***
Inflation Protector Withdrawal Benefit Rider Charge	1.25%	1.50%	2.50%	0.50%
Enhanced Death Benefit Charge	0.20%	0.20%	0.75%	0.15%

*	1.05% for Contracts purchased prior to March 15, 2013.
**	Rider Charges, applied separately to each Benefit Base, may be increased independently.
***	The Enhanced Death Benefit is payable on death of the Covered Life with a Single Life Guarantee. If a Joint Life Guarantee is elected, on death of one Covered Life, the surviving Covered Life can choose to continue the Contract[3] and all Riders. The Enhanced Death Benefit will then be payable to the Beneficiary upon the death of the surviving Covered Life.

Guaranteed Minimum Accumulation Benefit

Current Rider Charge	Maximum Rider Charge
0.60%	1.00%

Rider Charges vary in New York — please see “Appendix B: State Variations” for details.

3	Federal tax regulations may require that a distribution take place upon Contract Owner’s death, unless spousal continuation is exercised. If spousal continuation is not exercised or not permitted by the IRS regulations, the applicable death benefit, if any, will be paid out, and both the Contract and Rider(s) will terminate.

Underlying Fund Charges

The Funds assess fees and charges that you pay indirectly through your investment subaccount. For more information about these fees, see Section 3 — “Fees and Expenses” and the fee table in the Fund’s prospectus.

The Company or an affiliate may receive asset-based compensation from the Funds’ advisors or their affiliates for, among other things, customer service and recordkeeping services with respect to those assets. These payments are not charges under your Contract and do not increase the Underlying Fund or Contract charges described in this section or in the fee table.

3.3. Deduction of Charges

The Asset Based Contract Administration Charge and the Mortality and Expense Risk Charge will be computed and deducted from each Subaccount of the Separate Account in which the Contract Owner is invested. These deductions will be made daily.

The Company will deduct other charges applicable to the Variable Account by canceling Accumulation Units. The value of the canceled units will be equal to the amount of the charges. Cancellation of Accumulation Units will be in the ratio of the Contract Owner’s share in each Subaccount of the Separate Account to the Variable Account Value.

4. Access to Your Money

You can access your money at any time. However, if you decide to withdraw more than the Free Withdrawal Amount or surrender the Contract during the Surrender Charge Period, you may be assessed a Surrender Charge (see the “Surrender Charge” paragraph in Section 3.1 — “Transaction Charges” for details). You may also be subject to tax in the tax year in which you take a withdrawal from your Contract, including a 10% penalty tax under certain circumstances. See Section 14 — “Taxes” for details.

Before the end of the Surrender Charge Period, you can access a portion of the money in the Contract each Contract Year without being assessed a Surrender Charge. This is called a Free Withdrawal Amount (see “Surrender-Charge Free Withdrawals” below).

After the Surrender Charge Period is over, all the money in your Contract may be accessed Surrender-Charge free (see the “Purchase Payments out of the Surrender Charge Period” paragraph in Section 4.2 — “Surrender — Charge Free Withdrawals”).

A waiver of Surrender Charges may be available under the Medically or Disability Related Withdrawal provision of the Contract. See Section  4.3 — “Waiver of Surrender Charges”).

4.1. Ways to Access Your Money

You may access your Contract Value in one of the following ways:

•	by surrendering your Contract and receiving the Surrender Value,

•	by taking a partial withdrawal,

•	by taking systematic withdrawals,

•	by taking Required Minimum Distributions (Qualified Contracts only),

•	when you start the Annuity Payments based on your Contract Value.

Full Surrender

You can choose to surrender your Contract for its Surrender Value at any time before the death of the Contract Owner or Annuitant, and before the Annuity Date by sending a written request to our Administrative

Office. Upon your request to surrender the Contract, all benefits under the Contract, including any optional benefits, will terminate as of the date of receipt of your written request by the Company. You will receive the Surrender Value, which is your Contract Value reduced by any applicable charges, such as: Surrender Charge, Premature Withdrawal Charge, forfeited Purchase Payment Enhancement(s), Rider Charges, Annual Contract Administration Charge (also see Section 2.3 — “Contract Value and Surrender Value”). We base your Surrender Value on your Contract Value next determined after we receive proper authorization from the Contract Owner at our Administrative Office.

Withdrawals Treated as Surrenders

In some circumstances, we reserve the right to treat your withdrawal as a full surrender, or to initiate a payment of the Surrender Value to you. This will cause your Contract and any optional benefits to terminate.

The following withdrawals will be treated as full surrenders:

•

Any withdrawal initiated by your request or deduction of fees or charges by the Company that brings the Contract Value to zero (unless the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider is present — see Section 9 — Guaranteed Growth and Income Benefit” and Section 11 — “Inflation Protector Withdrawal Benefit”),

•

Any withdrawal that would result in the amount remaining in the Contract to be less than the Minimum Remaining Balance, or less than $250 remains in each Subaccount or Fixed Interest Option. These rules vary by your Base Contract Option and do not apply to Required Minimum Distributions, lifetime withdrawals taken under the Guaranteed Growth and Income Benefit Rider, or living benefit withdrawals taken under the Inflation Protector Withdrawal Benefit Rider.

Base Contract Option	Minimum Remaining Balance (after withdrawal)
Smart Foundation Prime	$2,000

Smart Foundation Flex	$5,000

Smart Foundation Plus	$5,000

Withdrawal requests that would cause the Contract Value to reduce to zero or fall below the Minimum Remaining Balance will not be processed. You will have the option of processing a full surrender or cancelling your withdrawal request. If the Contract Value is reduced to zero as a result of deduction of fees or charges by the Company, the Contract will be terminated as of the date of deduction and notification of termination will be made to the Contract Owner.

We also reserve the right to terminate the Contract and any applicable Death Benefit by initiating a payment of the Surrender Value to you, if there is no Purchase Payment activity during the two most recent Contract Years, and the Contract Value is less than the Minimum Remaining Balance specified under “Withdrawals Treated as Surrenders” above.

The Company will notify the Contract Owner 60 days prior to terminating the Contract, by sending a notice via US Mail to the Contract Owner’s mailing address on file. A second notice will be sent 30 days prior to the date of termination. If no action is taken by the Contract Owner to increase the Contract Value to the required minimum, the Contract will be terminated by the Company and the Surrender Value will be paid to the Contract Owner.

Provisions of this section vary in New York — please see “Appendix B: State Variations” for details.

Partial Withdrawal

You may take a partial withdrawal from your Contract Value before the Annuity Date and the death of the Contract Owner or Annuitant. We base your withdrawal on your Contract Value next determined after we receive proper authorization from the Contract Owner at our Administrative Office. We will pay you within seven days, except in limited circumstances. Please see “Deferment of Payment and Transfers” for more information on these limited circumstances. You may pay a Surrender Charge when you withdraw part of your Contract Value. See the “Surrender Charge” paragraph in Section 3.1 — “Transaction Charges” for details. You may also be subject to tax in the tax year in which you make a withdrawal, including an additional 10% tax under certain circumstances. See Section 14 — “Taxes”.

The following rules and restrictions apply to partial withdrawals:

•	Minimum Withdrawal. The minimum withdrawal is $500. If it is your first withdrawal in a Contract Year, the minimum withdrawal is the lesser of the following:

1)	Free Withdrawal Amount (as defined in the “Free Withdrawal Amount” paragraph in Section 4.2 — “Surrender-Charge Free Withdrawals”),

2)	Required Minimum Distribution amount, or

3)	$500.

•

Minimum Remaining Balance. You may take a partial withdrawal only if the amount remaining in the Contract after the withdrawal is at least equal to the Minimum Remaining Balance (varies by the Base Contract Option) and the balance remaining in the Subaccount or Fixed Interest Option from which the withdrawal is made is at least $250:

Base Contract Option	Minimum Remaining Balance (after withdrawal)
Smart Foundation Prime	$2,000

Smart Foundation Flex	$5,000

Smart Foundation Plus	$5,000

•

Zero Contract Value. If you take a withdrawal that brings the Contract Value to zero, your Contract will be terminated (unless the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider is present — see Section 9 — “Guaranteed Growth and Income Benefit” and Section 11 — “Inflation Protector Withdrawal Benefit”).

•

Premature Withdrawal Charge. Any withdrawal from the Fixed Interest Option (except Required Minimum Distributions if Default Liquidity Order is followed) may be subject to the Premature Withdrawal Charge, even if the amount withdrawn is within the Free Withdrawal Amount allowance.

•

Default Liquidity Order. If you do not tell us otherwise, the withdrawal will be taken pro-rata from the variable Subaccounts; if the partial withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from the Fixed Interest Options beginning with the Fixed Interest Option with the shortest Interest Period. Within a Fixed Interest Option, partial withdrawals will be made from amounts most recently allocated, renewed or transferred.

Provisions of this section vary in New York — please see “Appendix B: State Variations” for details.

Systematic Withdrawals

Systematic Withdrawals are regular payments that we make to you on a monthly, quarterly, semiannual or annual basis. It is a convenient way for you to withdraw your annual Free Withdrawal Amount without incurring a Surrender Charge, as well as to take Required Minimum Distributions or available elective living benefits with this product. Systematic Withdrawals are available if you have not exhausted your Free Withdrawal Amount in the current Contract Year.

If you have a Smart Foundation Plus Base Contract Option (which offers Purchase Payment Enhancements), Systematic Withdrawals are not available in the first Contract Year.

Currently, we offer the following Systematic Withdrawal Options:

•	Annual Free Withdrawal Amount — see the “Free Withdrawal Amount” paragraph in Section 4.2 — “Surrender-Charge Free Withdrawals”,

•	Required Minimum Distribution (RMD) — see Section 4.4 — “Required Minimum Distributions” for details,

•	Guaranteed Annual Withdrawal Amount as specified by the Guaranteed Growth and Income Benefit Rider,

•	Guaranteed Annual Withdrawal Amount as specified by the Inflation Protector Withdrawal Benefit Rider,

•	Designated Withdrawal Amount (Fixed Dollar Amount),

•	Substantially Equal Periodic Payments under IRS Section 72(q)/(t).

The total amount that you withdraw in a Contract Year cannot exceed your Free Withdrawal Amount. However, RMD withdrawals, Guaranteed Annual Withdrawal Amounts under the Guaranteed Growth and Income Benefit Rider, and Guaranteed Annual Withdrawal Amounts under the Inflation Protector Withdrawal Benefit Rider can be taken systematically, even if they exceed your Free Withdrawal Amount4.

The withdrawals can be taken on a monthly, quarterly, semiannual or annual basis, and the minimum amount of each withdrawal payment is $50. We will adjust the frequency of your payments so that payments are at least $50 each. For example, if you would like to withdraw $100 a year, you can set up annual or semiannual withdrawals, but not quarterly or monthly. Your payments will begin on the next withdrawal date following one modal period after we receive your request. For example, if we receive your request for quarterly withdrawals on January 3rd, and the next withdrawal date is the 8th of the month, your quarterly withdrawals will begin on April 8th. Please note that no confirmations will be sent on systematic withdrawals. Withdrawals will, however, be reflected on statements. For information on the tax treatment of withdrawals, see Section 14 — “Taxes”.

In the Contract Year when the Systematic Withdrawals are elected for the first time, the entire amount of the withdrawal requested will be disbursed among the remaining Systematic Withdrawal payments to be made prior to the next Contract Anniversary. Systematic Withdrawal amounts will then be recalculated upon the next Contract Anniversary to reflect the annual withdrawal amount requested and a full year of systematic payments. For example, if you request your Free Withdrawal Amount be withdrawn with monthly Systematic Withdrawals and there are four months remaining in your Contract Year, you will receive the entire Free Withdrawal Amount divided by the four payments remaining in your Contract Year. Upon your next Contract Anniversary, your monthly Systematic Withdrawal payment will be recalculated to be 1/12 of the annual Free Withdrawal Amount. This could result in lower Systematic Withdrawal payments in your second year of withdrawal. Free Withdrawal Amount will not be recalculated to reflect Subsequent Purchase Payments until the next Contract Anniversary.

4	If the Guaranteed Annual Withdrawal Amount exceeds the Free Withdrawal Amount, Surrender Charges will apply.

Default Liquidity Order. If you do not tell us otherwise, the withdrawal will be taken pro-rata from the variable Subaccounts; if the partial withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from the Fixed Interest Options beginning with the Fixed Interest Option with the shortest Interest Period. Within a Fixed Interest Option, partial withdrawals will be made from amounts most recently allocated, renewed or transferred.

Termination of Systematic Withdrawals. To stop the Systematic Withdrawals or to change the amount or the frequency of the withdrawals once Systematic Withdrawals are initiated, you must submit a request by sending a written notice to our Administrative Office or calling Customer Service. The Systematic Withdrawals will terminate upon the earlier of the death of the Contract Owner or the Annuitant, or upon Contract Owner’s request. Systematic Withdrawals will be subject to Surrender Charge if the annual amount withdrawn exceeds the Free Withdrawal Amount. All withdrawals during the Contract Year are considered in the determination of the Free Withdrawal Amount withdrawn and the point at which Surrender Charges will be assessed for additional withdrawals.

4.2. Surrender-Charge Free Withdrawals

The following withdrawals may be taken free of the Surrender Charge:

•	Free Withdrawal Amount

•	Purchase Payments out of the Surrender Charge Period

•	Earnings, after all Purchase Payments have been withdrawn or are out of Surrender Charge Period

Free Withdrawal Amount

You can access up to a maximum of 10% of your total Purchase Payments each Contract Year5 during the Surrender Charge Period, without incurring Surrender Charges. This is referred to as the “Free Withdrawal Amount” (income taxes may apply). The Free Withdrawal Amount first becomes available depending on the Base Contract Option, as described in the table below.

Base Contract Option	Free Withdrawal Amount available each Contract Year
Smart Foundation Prime	10% of total Purchase Payments*, starting in the first Contract Year**
Smart Foundation Flex	10% of total Purchase Payments*, starting in the first Contract Year**
Smart Foundation Plus	10% of total Purchase Payments*, starting in the second Contract Year***

*	The amount available for free withdrawal at any point during a Contract Year is 10% of all Purchase Payments as of the date of the request less the amount of all prior free withdrawals made during that Contract Year. The Free Withdrawal Amount, and then the amounts in excess of the Free Withdrawal Amount, will be applied to Purchase Payments on a first-in, first-out basis as described in the “Surrender Charge” paragraph in Section 3.1 — “Transaction Charges”.

**	You can take your Free Withdrawal Amount via Partial Withdrawal or Systematic Withdrawal. If you have a Smart Foundation Prime or a Smart Foundation Flex Base Contract Option, Partial Withdrawal of the entire Free Withdrawal Amount is available on the last day of the first Contract Year and any time during subsequent Contract Years. Systematic Withdrawals are available before the end of the first Contract Year, but you must wait one modal period for Systematic Withdrawals to start. For example, if you request to take your Free Withdrawal Amount monthly via the Systematic Withdrawal option, you must wait one month (at least 30 days) from the Contract Date; if you request them quarterly, you must wait three months to receive them.

***	You can take your Free Withdrawal Amount via Partial Withdrawal or Systematic Withdrawal. If you have a Smart Foundation Plus Base Contract Option, Partial Withdrawal of the entire Free Withdrawal Amount is available starting in the second Contract Year. Surrender Charges will apply and Purchase Payment Enhancements will be forfeited if any withdrawal is taken in the first Contract Year. If you are obligated to take a Required Minimum Distribution in the

5	Starting in the first or second Contract Year (varies by Base Contract Option).

first Contract Year, one Surrender-Charge free withdrawal will be permitted on the last day of the first Contract Year to satisfy the requirement. This is only permissible for RMD calculations specific to this Contract, provided at each calendar year end after Contract issue, if applicable. Systematic Withdrawals are available starting in the second Contract Year, and you must wait one modal period for Systematic Withdrawals to start. For example, if you request to take your Free Withdrawal Amount monthly via the Systematic Withdrawal option, you must wait one month (at least 30 days) from the Contract Anniversary on which your Free Withdrawal Amount becomes available; if you request them quarterly, you must wait three months to receive them.

The Free Withdrawal Amount may be taken in multiple withdrawals during the Contract Year, and each withdrawal (Systematic or Partial) will reduce the Free Withdrawal Amount remaining for the Contract Year. You may not carry forward to the next Contract Year any Free Withdrawal Amount remaining at the end of the current Contract Year.

Required Minimum Distributions receive special treatment under the Surrender Charge provisions. See Section 4.4 — “Required Minimum Distributions” for details.

Withdrawals under the Guaranteed Growth and Income Benefit Rider and under the Inflation Protector Withdrawal Benefit Rider will count towards the annual Free Withdrawal Amount. If the Guaranteed Annual Withdrawal Amount exceeds the Free Withdrawal Amount, Surrender Charges will apply. Withdrawals that exceed the Guaranteed Annual Withdrawal Amount allowed by the Guaranteed Growth and Income Benefit Rider and the Inflation Protector Withdrawal Benefit Rider (“Excess Withdrawal”) will significantly reduce future payments under the Riders. Carefully consider this before taking any withdrawals if you have purchased the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider.

Partial and Systematic Withdrawals in the Same Contract Year

If you have set up and are receiving Systematic Withdrawals that are free of Surrender Charges, and then request a Partial Withdrawal during the same Contract Year, the Partial Withdrawal will be subject to Surrender Charges.

Purchase Payments out of the Surrender Charge Period

You may withdraw any Purchase Payment that is out of the Surrender Charge Period without incurring the Surrender Charge. All withdrawals will be deducted from the oldest Purchase Payments first (first in first out basis). A Surrender Charge Period applies to each Purchase Payment separately and varies by the Base Contract Option:

Base Contract Option	Surrender Charge Period
Smart Foundation Prime	Seven years

Smart Foundation Flex	Four years

Smart Foundation Plus	Nine years

4.3. Waiver of Surrender Charges

Waiver of Surrender Charges is available for the following withdrawals:

•	Medically Related Withdrawal

•	Disability Related Withdrawal

Waiver of Surrender Charges under the Medically Related Withdrawal or Disability Related Withdrawal provision is available after the first Contract Year and before the Annuity Date. Waiver of Surrender Charges is not available if Contract Owner’s age (or Annuitant’s age for entity-owned Contracts)6 at Contract issue is

6	If there are joint Owners or Annuitants, age restriction will be based on the person submitting the request for waiver.

greater than 75. Premature Withdrawal Charge will not be waived for Medically or Disability Related Withdrawals.

The maximum amount for which the Surrender Charges will be waived is $500,000, including amounts withdrawn from other annuity contracts containing a comparable waiver provision issued by us and our affiliates for the Contract Owner.

You must send us a written request to waive the Surrender Charges before your withdrawal is processed. We will then evaluate your request and may ask for additional information, and/or necessary proof of the medical / disability condition. Your withdrawal will be processed and Surrender Charges will be waived upon the approval of your waiver request by the Company and receipt of all necessary documents and/or proof of medical condition. If the request to waive the Surrender Charges is denied by the Company, the withdrawal proceeds will not be disbursed until you are notified of the denial and provided with the opportunity to accept or reject the withdrawal proceeds, including any Surrender Charges.

Medically Related Withdrawal

You may request the waiver of Surrender Charges for your Medically Related Withdrawal of all or part of your Contract Value if certain medically related contingencies occur. The waiver of Surrender Charges is available if either of the following events occurs:

(1)	The Contract Owner (or Annuitant for entity-owned Contracts) is first confined in a nursing home or hospital while this Contract is in force and remains confined for at least 90 days in a row. The medical care facility must be prescribed based on physical limitations which prohibit daily living in a non-institutional setting (by a licensed physician in writing).

(2)	The Contract Owner (or Annuitant for entity-owned Contracts) is first diagnosed as having a fatal injury or illness (an injury or illness expected to result in death within 2 years for 80% of diagnosed cases) while this Contract is in force.

The medically related contingencies that must be met for waiver of Surrender Charges and availability of waiver varies by state — please see “Appendix B: State Variations”.

In the event of a qualifying medical condition, you must notify the Company of the intent to request a Waiver of Surrender Charge. We must receive the waiver request forms along with the due proof of the confinement or fatal illness in writing (including certification by a licensed physician). Waiver request forms will be provided to you within ten working days of the request. You must be living as of the date the Medically Related Withdrawal proceeds are paid.

Disability Related Withdrawal

You may request the waiver of Surrender Charges for your Disability Related Withdrawal of all or part of your Contract Value if:

(1)	The Contract Owner (or Annuitant for entity-owned Contracts) becomes totally disabled as defined in section 72(m)(7) of the Code and as applied under the Social Security Act, and

(2)	The disability began after the Contract Date, and

(3)	The disability has continued without interruption for four months.

The definition of disability and availability of waiver varies by state — please see “Appendix B: State Variations”.

In the event of a qualifying disability, the Contract Owner must notify the Company of the intent to request a Waiver of Surrender Charge. We must receive the waiver request forms along with the due proof of the disability in writing (including physician’s statement of disability). Waiver request forms will be provided to you within ten working days of the request. You must be living as of the date the Disability Related Withdrawal proceeds are paid.

4.4. Required Minimum Distributions

Required Minimum Distributions and Free Withdrawal

There is no Surrender Charge imposed upon withdrawals taken to satisfy the Required Minimum Distributions (“RMD”) which are required by the Code under qualified contracts, even if this amount exceeds the Free Withdrawal Amount (only applies to Required Minimum Distributions taken from your Penn Mutual Contract7). RMDs first become available after the Contract has been in effect through at least one calendar year-end. You can take RMDs as Systematic Withdrawals if you have not exhausted your Free Withdrawal Amount in the current Contract Year.

If the Free Withdrawal Amount is not available to you in the first Contract Year (applies if you have the Smart Foundation Plus Base Contract Option), and you are obligated to take an RMD applicable to this Contract in the first Contract Year, only one Surrender Charge-free withdrawal will be permitted on the last day of the first Contract Year to satisfy the requirement.

RMDs reduce the Free Withdrawal Amount during the Contract Year. If you take any additional withdrawals in the same Contract Year as you receive RMD payments, these withdrawals will be subject to a Surrender Charge. However, during any given Contact Year, you are entitled to receive, free of Surrender Charge, the entire Required Minimum Distribution Amount, or the entire Free Withdrawal Amount, whichever is greater, but not both.

You must indicate (at the time of request) that you are taking a withdrawal for the purpose of satisfying RMDs for this contract in order for the withdrawal to be Surrender-Charge free. Please see “RMD and Surrender Charges / Free Withdrawal” example in “Appendix A: Numerical Examples” for more details.

Required Minimum Distributions and Premature Withdrawal Charge

The Premature Withdrawal Charge will not apply to RMDs if the Default Liquidity Order is followed (see “Default Liquidity Order” below, as well as the “Partial Withdrawal” and “Systematic Withdrawals” paragraphs in Section 4.1 — “Ways to Access Your Money”). Also, you must indicate (at the time of request) that you are taking a withdrawal for the purpose of satisfying RMDs for this contract in order for the withdrawal to be Premature-Withdrawal-Charge free.

Default Liquidity Order. The withdrawal will be taken from the variable Subaccounts first; when the withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from the Fixed Interest Options beginning with the Fixed Interest Option with the shortest Interest Period. Within a Fixed Interest Option, withdrawals will be made from amounts most recently allocated, renewed or transferred.

Effect of Required Minimum Distributions on Optional Benefits

Treatment of RMDs for the purpose of adjusting the optional benefit features for withdrawals will vary based on your benefit election. Please refer to the “Required Minimum Distributions” sub-section of the appropriate optional benefit section (Section 8.8 — “Required Minimum Distributions and the Enhanced Death Benefit Rider”, Section 9.10 – “Required Minimum Distributions and the Guaranteed Growth and Income Benefit Rider”, and Section 11.13 — “Required Minimum Distribution and the Inflation Protector Withdrawal Benefit Rider”) for details.

7	If Required Minimum Distributions taken are based on any contract other than your Penn Mutual Contract, from which you are taking a distribution, Surrender Charge and the Premature Withdrawal Charge will apply as described in the Contract, and any Purchase Payment Enhancement(s) will be forfeited, if withdrawal is taken within 12 months of the Purchase Payment.

4.5. Substantially Equal Periodic Payments under Code Section 72(q) or 72(t)

If a withdrawal is taken from the annuity before age 59 1/2, the IRS generally imposes a 10% early withdrawal penalty on such distributions. However, substantially equal periodic payments under IRC Section 72(q)/72(t) are exempt from the 10% penalty tax on early distributions. If you choose to exercise this option, you will be required to irrevocably choose one of the three acceptable methods (as defined by IRS regulations) and receive these payments until the later of five years or attainment of age 59 1/2.

If you wish to take withdrawals under the Code Sections 72(q) or 72 (t) (prior to age 59 1/2 of the Contract Owner, or Annuitant for entity owned Contracts8), you may do so systematically. 72 (q)/(t) withdrawals do not receive any special treatment under the Surrender Charge or the Premature Withdrawal Charge provisions. If your withdrawal exceeds the annual Free Withdrawal Amount, you will be subject to Surrender Charges as shown in the “Surrender Charge” paragraph in Section 3.1 — “Transaction Charges”. If you take a withdrawal from the Fixed Account, you may also be subject to the Premature Withdrawal Charge as described in the “Premature Withdrawal Charge” paragraph in Section 3.1 — “Transaction Charges”. If you purchased an optional benefit with your Contract, please refer to the appropriate optional benefit section for details on Substantially Equal Periodic Payments’ treatment under your optional benefit.

4.6. Transfers

Transfer Limits

You may transfer your Contract Value among Subaccounts and the Fixed Interest Options of the Fixed Account. The number of transfers you make is limited to no more than two transfers in a calendar month and no more than 12 such transfers in a calendar year. Transfers made under the Dollar Cost Averaging or the Automatic Asset Rebalancing programs will not count against this limit.

•

The minimum amount that may be transferred is $250 or, if less, the total amount held in the Subaccount or Fixed Interest Option. In the case of partial transfers, the amount remaining in the Subaccount or Fixed Interest Option must be at least $250.

•	You may transfer from the Fixed Interest Option(s) to other Subaccounts only at the completion of the Interest Period or within 25 days thereafter.

•	You may transfer from the Six Month Fixed Dollar Cost Averaging Account or the Twelve Month Fixed Dollar Cost Averaging Account to a Subaccount as described under Dollar Cost Averaging below.

•	You may not transfer from a Subaccount to the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account.

•	Transfers may be subject to investment option limitations if your Contract includes any optional benefits.

•	Transfer requests on any given day count as one transfer for the purpose of transfer limit enforcement rules, regardless of the number of funds specified in the request.

General Rules

Transfers will be based on values at the end of the Valuation Period in which the transfer request is received at our Administrative Office. A transfer request must be received at our Administrative Office from you or the agent of record (pursuant to your instruction), and all other administrative requirements must be met to

8	If there are joint Owners or Annuitants, age restriction will be based on the person submitting the request for Substantially Equal Periodic Payments.

make the transfer. We will not be liable for following instructions, including instructions from the agent of record, communicated by telephone that we reasonably believe to be genuine. We require certain personal identifying information to process a request for transfer made over the telephone. For transfers other than Dollar Cost Averaging and Automatic Asset Rebalancing, we reserve the right to charge a fee, although we have no present intention of doing so. The transfer fee would not exceed $20.

The Contract may be subject to investment allocation restrictions if your Contract includes any optional benefits, which limit your right to request transfers among Subaccounts and the Fixed Interest Options. Please refer to the appropriate optional benefit section for details.

4.7. Market Timing / Excessive Trading

General Information on Market Timing

The Contract is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore reserve the right to change our telephone transaction policies and procedures at any time to restrict the use of telephone transfers for market timing and to otherwise restrict market timing, up to and including rejecting transactions we reasonably believe are market timing transactions, when we believe it is in the interest of all of our Contract Owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused by those we do detect.

Frequent Trading Risks

Frequent exchanges among Subaccounts and market timing by Contract Owners can reduce the long–term returns of the underlying Funds. The reduced returns could adversely affect the Contract Owners, Annuitants, or Beneficiaries of any variable annuity contract issued by any insurance company with respect to values allocated to the underlying Fund. Frequent exchanges may reduce the mutual fund’s performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value.

The insurance–dedicated mutual funds available through the Subaccounts generally cannot detect individual Contract Owner exchange activity because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the Funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short–term trading by Contract Owners. We have entered into an agreement with the Funds that requires us to provide the Funds with certain contract owner transaction information to enable the Funds to review the contract owner transaction activity involving the Funds.

As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some Contract Owners may be able to engage in frequent trading, while other Contract Owners will bear the effects of such frequent trading. Please review the mutual funds’ prospectuses for specific information about the funds’ short–term trading policies and risks, including the possible imposition of redemption fees.

Frequent Trading Policies

We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to Contract Owner(s), revise them in any manner not inconsistent with the terms of the Contract. If requested by the investment adviser and/or sub-adviser of a Fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any Purchase Payment or exchange request at any time for any reason.

We have adopted certain procedures to detect frequent trading. If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected Funds, the following steps will be taken on a uniform basis:

(1)	A letter is sent to the Contract Owner(s) and to the registered representative/insurance agent associated with the Contract reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.

(2)	If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing via standard US mail containing the Contract Owner’s original signature. Thereafter, any attempt to make a transfer request through overnight deliveries, electronically, telephonically or by facsimile will be rejected.

(3)	Any Contracts which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.

4.8. Deferment of Payments and Transfers

Transfers and distributions of withdrawals from the Fixed Account and distribution of any portion of the Standard Death Benefit allocated to the Fixed Account will generally be made within seven days after receipt by the Company of all documents required to process such transfer or distribution. However, we may defer a distribution of surrenders and partial withdrawals from the Fixed Account for a period not exceeding six months. The Company will disclose to the Contract Owner the specific date on which the transfer will be effective, the reason for the delay, and the value of the transfer as of the date the request is received by the Company.

Transfers and distributions of withdrawals from the Variable Account and distribution of the portion of the Standard Death Benefit allocated to the Variable Account will generally be made within seven days after receipt by the Company of all documents required for such transfer or distribution. However, we reserve the right to defer a withdrawal, a transfer of Contract Value, or annuity payments funded by the Separate Account if:

(a)	The New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings);

(b)	Trading on the NYSE is restricted;

(c)	An emergency exists that makes it impractical for us to dispose of securities held in the Separate Account or to determine the value of its assets; or

(d)	The Securities and Exchange Commission by order so permits for the protection of investors.

Conditions described in (b) and (c) will be decided by, or in accordance with rules of, the Commission.

5. Death Benefit

5.1. Death before Annuity Date

Prior to the Annuity Date, your Contract provides a death benefit that is payable upon the earlier death of:

(1)	the Annuitant, or

(2)	the Contract Owner.

The death benefit is payable to the Beneficiary. A Surviving Owner will be deemed sole primary Beneficiary regardless of named Beneficiaries. The amount payable is equal to the Contract Value9 or the Standard Death Benefit (see below for details). We generally pay the death benefit within seven days after we receive proof of death and all required information.

You can also purchase an optional Enhanced Death Benefit Rider which offers a death benefit enhancement to your Contract. Please see Section 8 — “Enhanced Death Benefit” for an explanation of this optional benefit.

Death of the Annuitant

If the sole Annuitant is the Contract Owner and dies before the Annuity Date, we will pay the Beneficiary(ies) the Standard Death Benefit as of the date our Administrative Office receives proof of death, i.e., a death certificate or other official document establishing death, and other information required to process the payment. Surviving Contract Owner will be deemed sole primary beneficiary and may be able to continue the Contract (as spousal Beneficiary) under Spousal Step-In (if permitted by federal law).

If the Annuitant, who is not the sole Contract Owner, dies before the Annuity Date, a surviving Contract Owner who is a natural person, if also named as Contingent Annuitant in the Contract, will become the new Annuitant and the Contract will continue, provided any surviving Contract Owner is permitted to continue the Contract under federal law. The Standard Death Benefit will not be paid until the new Annuitant’s death.

If there is no Contingent Annuitant, or if continuation of the Contract is not permitted by federal law, the surviving Contract Owner will be deemed sole primary Beneficiary and will receive the Standard Death Benefit as of the date our Administrative Office receives proof of death.

If a sole Annuitant dies before the Annuity Date, and the Contract Owner is an entity, the Company will pay the Beneficiary the Standard Death Benefit as of the date the Company receives due proof of death, and all other documents required by the Company to process the claim.

If a Joint Annuitant is named in the Contract, the Standard Death Benefit is payable upon the later death of both Annuitants. However, a distribution may be required upon the death of a Contract Owner and the death benefit payable would be Contract Value10.

Standard Death Benefit Calculation

The amount of the Standard Death Benefit is the greater of (1) and (2) where:

(1)	is the Contract Value[11]; and

(2)	is the amount of the Adjusted Net Purchase Payments (total Purchase Payments less the sum of all adjusted withdrawals), where adjusted withdrawals are the greater of (a) and (b) below, where:

(a)	is the amount of each withdrawal; and

9	Less any Purchase Payment Enhancement(s) credited in the 12 months preceding the date our Administrative Office receives proof of death that have not been already forfeited (applies only if the Smart Foundation Plus Base Contract Option is elected).
10	Less any Purchase Payment Enhancement(s) credited in the 12 months preceding the date our Administrative Office receives proof of death that have not been already forfeited (applies only if the Smart Foundation Plus Base Contract Option is elected).
11	After the Contract Value is reduced by the amount of any Purchase Payment Enhancement forfeited as a result of the withdrawal (applies only if the Smart Foundation Plus Base Contract Option is elected).

(b)	is the amount of each withdrawal multiplied by the ratio of (i) and (ii) where:

(i)	is the amount of the Adjusted Net Purchase Payments just before the withdrawal, and

(ii)	is the Contract Value[11] just before the withdrawal.

Example: please see “Standard Death Benefit” example in “Appendix A: Numerical Examples” for the calculation of the Standard Death Benefit.

If you take a withdrawal at a time when the amount of the Adjusted Net Purchase Payments is greater than your Contract Value, then your Standard Death Benefit amount will be reduced by an amount greater than the amount withdrawn.

If your Base Contract Option provides for a Purchase Payment Enhancement (Smart Foundation Plus), you may be subject to Purchase Payment Enhancement forfeiture at the time of the death benefit payout. Please see the “Purchase Payment Enhancements and the Standard Death Benefit” section below for details.

Provisions of this section may vary by state — please see “Appendix B: State Variations” for details.

Death of The Contract Owner

If a Contract Owner, who is the sole Annuitant, dies before the Annuity Date, the Company will pay the Beneficiary(ies) the Standard Death Benefit as described above.

If the Contract Owner, who is not the Annuitant, dies before the Annuity Date, we will pay the Beneficiary(ies) the Contract Value12 as of the date our Administrative Office receives proof of death, i.e., a death certificate or other official document establishing death, and other information required to process the payment.

Purchase Payment Enhancements and the Standard Death Benefit

This section only applies if you elect the Smart Foundation Plus Base Contract Option.

Purchase Payment Enhancements are not included in the Adjusted Net Purchase Payments component of the Standard Death Benefit, but they are included in the Contract Value component of the Standard Death Benefit.

Any Purchase Payment Enhancement credited to the Contract Value within the 12-month period preceding the date our Administrative Office receives proof of death will be forfeited. Forfeiture will be carried out as follows: the Contract Value component of the Standard Death Benefit amount payable will be reduced by the amount of any Purchase Payment Enhancements forfeited.

Provisions of this section may vary by state — please see “Appendix B: State Variations” for details.

5.2. Death after Annuity Date

If you die on or after the Annuity Date, the death benefit payable, if any, will be paid in accordance with your choice of Annuity Option. Upon receipt of due proof of death and other forms necessary to process the payment, we will pay your Beneficiary a death benefit according to the Annuity Option in force, if the option provides a death benefit.

12	Less any Purchase Payment Enhancement(s) credited in the 12 months preceding the date our Administrative Office receives proof of death and all other documents required by the Company to process the claim that have not been already forfeited (applies only if the Smart Foundation Plus Base Contract Option is elected).

5.3. Beneficiary

The Beneficiary is the person(s) entitled to receive the death benefit.

You should designate a Beneficiary in your application. If you fail to designate a Beneficiary, your Beneficiary will be your estate. Beneficiary designation will take effect on the Contract Date.

Any surviving Contract Owner who is a natural person will be deemed sole primary Beneficiary and should be designated as such in the application. If it is not so designated in the application, the contractual rights of the surviving Contract Owner will take precedence over the rights of any named Beneficiary. No payment will be made to any Beneficiary while the surviving Contract Owner is living.

You may change the Beneficiary at any time before your death or the death of the Annuitant, whichever occurs first, by sending a written notice to us with all the information required to process the request. A service form that indicates the required information will be provided by the Company for your convenience. Changes in Beneficiary, unless otherwise specified by you, shall take effect on the date you sign the notice of change. Approval of any change is subject to any transactions made by you or actions taken by the Company prior to receipt of this notice. We may restrict the right to make a beneficiary change if maintaining the existing beneficiary designation is required for purposes of satisfying applicable laws or regulations or the requirements of this Contract.

If the surviving Owner was named Contingent Annuitant and no distribution was required per federal tax law upon Annuitant’s death (deceased Annuitant was not the Contract Owner), the Contingent Annuitant will become the Annuitant and the Contract will continue (no death benefit will be paid).

Beneficiary designations are extremely important. Please, consult your financial advisor and/or legal counsel before designating or changing Beneficiaries. You should also consider reviewing your Beneficiary designations every time a major life event takes place (such as marriage or domestic partnership, birth or adoption, divorce or death, etc.).

5.4. Spousal Beneficiary

Spousal Step-In.  If the Beneficiary is the deceased Contract Owner’s surviving spouse and sole primary Beneficiary, he or she may become the Contract Owner rather than receive the death benefit (as permitted by federal law). If the spouse elects to become the Contract Owner, the Contract Value will be adjusted to equal the death benefit (if it is higher than the Contract Value). The Beneficiary has one year from the Contract Owner’s death to exercise this option.

If there are any Riders in force at the time of death, and the Beneficiary exercises Spousal Step-In:

•	any Riders that are Single Life Guarantees, which covered the deceased Contract Owner, will be terminated;

•	any Riders that are Joint Life Guarantees, which covered both the deceased Contract Owner and the spousal Beneficiary, will continue;

•	death benefit will be determined according to the terms of the Rider(s).

Exchange of Contract by Surviving Spouse.  The surviving spouse may exchange this Contract for a new Contract of the same form, or for a Contract of a similar form designated by the Company if the original form is no longer available for sale at the time this option is exercised. The new Contract issued upon the exercise of this exchange, will: (a) have the surviving spouse as the Contract Owner and Annuitant; and (b) list the date of the exchange as the new Contract Date.

Optional benefits on exchanged Contracts will be available based on the selection currently offered by the Company. Exchange shall not be treated as a withdrawal under the terms of the Surrender Charge provision of this Contract, if it is exercised within 12 months of receipt of due proof of death by the Company. A Death Benefit credited to a Contract established as a result of an Exchange of Contract by a surviving spouse provision will be treated as a Purchase Payment under the terms of the Surrender Charge provision of the new Contract.

For information on the tax treatment of death benefits, see Section 14.1 — “Federal Income Tax Considerations”.

Same sex marriages that are recognized as marriages under the law of the jurisdiction in which the marriage occurred are so recognized under federal law and will be afforded the same tax treatment and spousal annuity provisions. However, the IRS currently takes the position that relationships such as civil unions and domestic partnerships that are not recognized as marriages under applicable state (or foreign) law are not recognized as marriages for federal tax purposes. Please consult a tax or legal advisor for details and up-to-date information.

5.5. Death Benefit Settlement Options

If death occurs before the Annuity Date, your Beneficiary has one year from your death (or 60 days from the death of an Annuitant other than you) to choose one of the following Death Benefit Settlement Options.

Option 1 (Lump Sum) — The death benefit may be paid to a Beneficiary in a single lump sum. The payment will generally be made within 7 days of receipt of the necessary forms to make payment.

Option 2 (Five-Year Deferral) — The Beneficiary may elect to postpone a payment of the lump sum death benefit for up to five years after the date of any Contract Owner’s death. During this time, the Beneficiary may allocate the death settlement amount to the available investment options. Transfers among Subaccounts and Fixed Account Options are subject to the limitations imposed on such options. The money may be withdrawn in whole or in part at any time without surrender charges but amounts in the investment options may lose value. If the Beneficiary is not the surviving spouse, the death benefit must be paid out within 5 years after the date of death.

Option 3 (Annuitize) — The Beneficiary may elect to receive the payment of the death benefit in the form of one of the Annuity Options. Payments under this option must commence within one year after the date of death. Payments must be made over the Beneficiary’s lifetime or over a guaranteed period not longer than the Beneficiary’s life expectancy. This option is only available if the amount applied to the selected Annuity Option is at least $5,000.

If an election is not made within one year of the date of death of the Contract Owner or within 60 days of the death of an Annuitant other than you, the only option is a lump sum. If there is more than one surviving Beneficiary, the Beneficiaries must choose to receive their respective portions of the death benefit according to the Death Benefit Settlement Options described above. If no Beneficiary survives the first to die of the Contract Owner or the Annuitant, the death benefit will be paid in a lump sum to the Contract Owner’s estate or the Contract Owner, respectively.

ERISA Defined Benefit Plan Options

If an ERISA Defined Benefit plan trust is the owner of a Contract, the only option is a Lump Sum payout to the qualified plan trust. The trustee of the qualified plan will then distribute the proceeds pursuant to the Beneficiary form operated under the plan.

IRA Beneficiary Options

There are additional options for IRA Beneficiaries. A spouse named as sole primary Beneficiary may assume ownership of the IRA, and both a spouse and non-spouse Beneficiary can continue the IRA as a “beneficiary” or a “stretch” IRA. If the “beneficiary” or “stretch” option is selected, a new Penn Mutual Contract is issued.

Option 2 (Five-Year Deferral) described above is not available on IRAs if the Contract Owner died after reaching his / her required beginning date for RMDs (Required Minimum Distributions).

Death Benefit Summary Tables

NON-QUALIFIED CONTRACTS

Single Owner / Annuitant (Annuitant is same as Owner)

Owner-Annuitant dies

•    Beneficiary receives Standard Death Benefit,

•    Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•    Beneficiary may delay disbursement for up to five years,

•    Spousal Beneficiary may continue the Contract.

Single Owner / Single Annuitant (Annuitant is not the same as Owner)

Owner dies

•    Beneficiary receives Contract Value,

•    Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•    Beneficiary may delay disbursement for up to five years,

•    Spousal Beneficiary may continue the Contract (Contract Value only).

Annuitant dies

•    Contract Owner who is Contingent Annuitant becomes the Annuitant and the Contract continues (no death benefit paid).

OR

•    If there is no Contingent Annuitant, surviving Contract Owner is deemed sole primary Beneficiary before any named Beneficiaries,

•    Contract Owner (as deemed sole primary Beneficiary) receives Standard Death Benefit,

•    Surviving Owner as Beneficiary has 60 days from the death of Annuitant other than Owner to choose the Death Benefit Settlement Option.

Single Owner / Joint Annuitants (Owner must be one of the Annuitants)

Owner-Annuitant dies

•    Beneficiary receives Contract Value,

•    Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•    Beneficiary may delay disbursement for up to five years,

•    Spousal Beneficiary may continue the Contract (Contract Value only),

•    New spousal Owner will become Annuitant (if not already named as such prior to death),

Single Owner / Annuitant (Annuitant is same as Owner)

• Standard Death Benefit is not paid until the last Annuitant’s death. Surviving Annuitant (as spousal Beneficiary) becomes Owner if permitted by federal tax law.
Non-Owner Annuitant dies

•    No death benefit is paid because there was no Owner death and Annuitant death benefit is paid upon the last Annuitant’s death,

•    Surviving Annuitant who is the Contract Owner will continue the Contract,

•    Standard Death Benefit is not paid until the last Annuitant’s death.

Owner is an Entity (only single Annuitant permitted)

Annuitant dies	• Beneficiary receives Standard Death Benefit, • Death Benefit Settlement Options available are Lump Sum (Option 1) or Five-Year Deferral (Option 2).

Joint Owners / single Annuitant (Annuitant must be one of Owners)

Annuitant-Owner dies

•    Surviving Owner is deemed sole primary Beneficiary before any named Beneficiaries,

•    Beneficiary receives Standard Death Benefit,

•    Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•    Beneficiary may delay disbursement for up to five years,

•    Surviving Owner (if spousal Beneficiary) may continue the Contract.

Non-Annuitant Owner dies

•    Surviving Owner is deemed sole primary Beneficiary before any named Beneficiaries,

•    Beneficiary receives Contract Value,

•    Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•    Beneficiary may delay disbursement for up to five years,

•    Surviving Owner (if spousal Beneficiary) may continue the Contract (Contract Value only),

•    Surviving Owner will become the Annuitant.

Joint Owners / Joint Annuitants (Annuitants must be the same as Owners)

First Owner-Annuitant dies

•    Surviving Owner is deemed sole primary Beneficiary before any named Beneficiaries,

•    Beneficiary receives Contract Value,

•    Beneficiary has one year from death to choose the Death Benefit Settlement Option,

Joint Owners / Single Annuitant (Annuitant must be one of Owners)

•    Beneficiary may delay disbursement for up to five years,

•    Surviving Owner (if spousal Beneficiary) may continue the Contract (Contract Value only),

•    Standard Death Benefit is not paid until the last Annuitant’s death. Surviving Owner-Annuitant becomes sole Owner if permitted by federal tax law.

IRA CONTRACTS

Single Owner / Annuitant (Owner must be the Annuitant)

Owner-Annuitant dies

•    Beneficiary receives Standard Death Benefit,

•    Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•    Beneficiary may delay disbursement for up to five years,

•    Five-year distribution option is not available on IRAs if the Contract Owner died after reaching his / her required beginning date for RMDs (Required Minimum Distributions).

•    Beneficiary may stretch the IRA by purchasing a new Penn Mutual Contract,

•    Spousal Beneficiary may continue the Contract.

6. The Annuity Payout Period

6.1. Annuitization

Annuitization is a process by which your Contract Value is converted into a stream of regular income payments. You may choose to annuitize your Contract after the first Contract Anniversary. The Guaranteed Growth and Income Benefit Rider and the Inflation Protector Withdrawal Benefit Rider may impose different annuitization and maturity processing requirements than described below. Please see Section 9.14 — “What happens on the Annuity Date under the Rider?” and Section 11.17 — “What happens on the Annuity Date under the Rider?” for more information.

6.2. Partial Annuitization on Non-Qualified Contracts

Partial Annuitization is an irrevocable election by the Contract Owner to apply only a portion of the Contract Value to purchase a stream of annuity payments under the Contract, leaving the remainder of the Contract Value to accumulate on a tax-deferred basis.

Partial Annuitization is only available on Non-Qualified contracts, on or after the third Contract Anniversary. Partial Annuitization will be processed as of the date the written request from the Contract Owner and all required documentation is received by the Company.

If you enter the Withdrawal Phase under either the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider (i.e. start your lifetime withdrawals), Partial Annuitization is no longer available to you.

You may only elect three Partial Annuitizations during the life of your Contract, and at least 12 months must elapse between Partial Annuitizations. The amount requested for Partial Annuitization must be at least $5,000 and cannot exceed 50% of your Contract Value.

Partial Annuitization will decrease the Contract Value and Surrender Charge Basis dollar-for-dollar; it will decrease the death benefit base proportionately or dollar-for-dollar, whichever is greater.

Amounts applied to Partial Annuitization are not subject to Surrender Charges. They are also not taxed as a withdrawal under the deferred Contract provided the Annuitization option includes a life contingency.

Annuitized and non-annuitized portions of the Contract will be treated as separate Contracts for tax and administrative purposes, and different Annuity Dates will be established with respect to the annuitized and non-annuitized portions of the Contract.

For exclusion ratio purposes, “investment in the contract” will be allocated proportionately between the annuitized and non-annuitized portions of the Contract. This proportional allocation will also apply for other tax treatment purposes under the Code Section 72 governing the exclusion ratio, investment in the contract, expected return, annuity starting date, and amounts not received as an annuity.

To be eligible for the exclusion ratio, the amounts must be received as an annuity for a period of 10 years or more, or for life.

We may change Contract provisions related to Partial Annuitization, if required by Internal Revenue Service regulations or other applicable laws.

6.3. Annuity Date

The Annuity Date is the date on which annuity payments begin, transitioning from the accumulation phase to the annuitization phase, based on the elected Annuity Option or the default option. The date Annuity Payments are scheduled to begin is shown on your Contract’s specifications page. Unless another Annuity Date was specified on the application or requested later by written notification, the Annuity Date will be set to the later of (a) the first Monthly Anniversary following the younger Annuitant’s 95th birthday, or (b) the 10th Contract Anniversary. The Annuity Date must be at least one year after the Contract Date.

You may change the Annuity Date by sending a written request to our Administrative Office, which must be received by us at least 30 days before the current Annuity Date.

6.4. What happens on the Annuity Date?

On the Annuity Date, the Contract Value, net of premium taxes if applicable, must be annuitized. Upon your request or on the Annuity Date described in your Contract, you may apply the Contract Value to any of the annuity options available in the “Annuity Options” section of the Contract, or you can elect to surrender the Contract and receive the Surrender Value13.

A notification that an Annuity Option must be selected will be sent to you 60 days prior to your Annuity Date. You must select an Annuity Option and notify us of your election at least 30 days prior to the Annuity Date. In the event no response is received from you, and if the Annuity Date is less than the maximum maturity date, the Annuity Date will be changed to the maximum maturity date allowed by the state. If the maximum maturity date has been reached, and you did not specify an Annuity Option, the Contract Value will be annuitized on the Annuity Date based on an applicable default option. If the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider is in force on the Annuity Date, the default option will be determined by the state of the optional benefit features at the time (please, see “What Happens on the Annuity Date under the Rider?” in the appropriate optional benefit section in this prospectus — Section 8.10, Section 9.14, and Section 11.17). If the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider is not in force on the Annuity Date, the default option is the Life Annuity with Period Certain of 10 years.

Provisions of this section vary in Florida — please see “Appendix B: State Variations” for details.

6.5. Annuity Options

On or after the first Contract Anniversary date, you may choose to annuitize your Contract and apply your Contract Value to one of the following Fixed Annuity Options:

•

Certain-Only Option — Provides periodic income payments for a guaranteed period ranging from 5 to 30 years[15]. If the Annuitant dies prior to the end of the guaranteed period, payments will continue to be paid to the designated Beneficiary(ies) until the end of the guaranteed period.

13	Subject to state variations: see “Appendix B: State Variations” for details.

•

Life-Only Option — Provides periodic payments guaranteed for the lifetime of the Annuitant. The last payment will be the one that is due before the Annuitant’s death. Upon the death of the Annuitant, payments will cease and there will be no payments made to any Beneficiary.

•

Life with Period Certain Option[14] — Provides periodic income payments for the lifetime of the Annuitant, which are guaranteed for a period of time (“Period Certain”). The guaranteed period can range from 5 to 30 years. If the Annuitant dies prior to the end of the Period Certain, payments will continue to be paid to the designated Beneficiary(ies) until the end of the Period Certain. If the Annuitant lives longer than the Period Certain, payments will continue until the Annuitant dies, but there will be no payment to any Beneficiary.

•

Joint and Survivor Life Option — Provides periodic payments for the lives of the Annuitant and the Joint Annuitant. Upon the death of either Annuitant, and based on the percentage initially selected, payments will continue at a level of 100%, 75%, 66 2/3%, or 50% of the original benefit amount for the lifetime of the surviving Annuitant. The initial payment will be made if either the Annuitant or the designated second Annuitant are living. Subsequent payments will continue during the joint lives of the Annuitants and thereafter during the life of the surviving Annuitant. Payments will end with the last payment due before the death of the last Annuitant to die. After the deaths of both Annuitants, payments will cease and there will be no payments to any Beneficiary.

•	Any other form of annuity that you and we may agree upon.

6.6. Annuity Payments

The Contract Value on the day immediately preceding the Annuity Date will be used to determine the Annuity Payment. If your Contract Value to be applied to the selected Annuity Option on the Annuity Date is less than $5,000, we may pay you such amount in a lump sum.

The size of Annuity Payments is determined by a number of factors, including the amount of your investment, your age at the time of Annuitization, the form of annuity chosen, the expected length of the annuity period, the frequency of annuity payments and their duration, and a guaranteed rate of return. After annuity payments begin, the Annuity Option cannot be changed, and the size of your annuity payments will not change.

The annuity benefits at the time of their commencement will not be less than those that would be provided by the application of the Surrender Value to purchase a single premium immediate annuity contract at purchase rates offered by the company at the time to the same class of annuitants.

Annuity Payments will generally start within 30 days after the Annuity Date. We usually make annuity payments monthly, but we will pay you quarterly, semiannually or annually, if you prefer. The less frequently we make payments, the larger each payment will be. If necessary, we will adjust the frequency of your payments so that payments are at least $50 each. For information on the tax treatment of annuity payments, see Section 14 — “Taxes”. Payments under all options will be made to or at the direction of the Contract Owner and may be elected as early as the first Contract Anniversary.

Provisions of this section may vary by state — please see “Appendix B: State Variations” for details.

7. Optional Benefits

You can purchase the optional benefits described below in addition to your Base Contract. There is an additional fee for the optional benefits. Optional benefits are not available on Smart Foundation Flex Variable Annuity for contracts purchased on or after May 27, 2016.

14	The guaranteed period may not exceed the annuitant life expectancy as defined by the IRS Life Expectancy Table for Qualified contracts.

7.1. Available Optional Benefits

Guaranteed Growth and Income Benefit	Inflation Protector Withdrawal Benefit	Enhanced Death Benefit	Guaranteed Minimum Accumulation Benefit

Lifetime withdrawal guarantee

Provides lifetime income as a percent of the Withdrawal Benefit Base, which grows with 7% simple interest(1) for 10 years or until the start of lifetime withdrawals, and periodically locks in market gains by the use of Automatic Annual Step-Ups.

Lifetime or Standard withdrawal guarantee

Provides lifetime or standard income as a percent of the Withdrawal Benefit Base, which grows with Inflation Increases during the Deferral Phase Inflation Increase Period and the Withdrawal Phase Inflation Increase Period, and periodically locks in market gains by the use of Automatic Annual Step-Ups.

Highest anniversary value death benefit Provides an enhanced Death Benefit by locking in market gains on each Contract Anniversary until age 80.

Guaranteed return of premium

Provides guaranteed return of premium at the end of the benefit period (10 years), with the possibility of locking in market gains and extending the benefit period upon Step-Up (available every 5 years) or at the end of the 10-year benefit period.

(1)	Growth rate is 7% for Guaranteed Growth and Income Benefit Rider II contracts issued after March 15, 2013; Growth rate is 8% for Guaranteed Growth and Income Benefit contracts issued prior to March 15, 2013 (7% in New York — please see “Appendix B: State Variations” for details).

Guaranteed Growth and Income Benefit and Inflation Protector Withdrawal Benefit	Enhanced Death Benefit	Guaranteed Minimum Accumulation Benefit

Single Life Guarantee:

Single Covered Life must be the sole Annuitant and the Contract Owner.

Joint Life Guarantee:

Available with single or joint ownership.

If single Owner and Owner is the Annuitant, one Covered Life must be the Owner and Annuitant, and the second Covered Life may be a Joint or Contingent Annuitant.

If single Owner and Owner is not the Annuitant, one Covered Life must be the Owner and either the Joint or Contingent Annuitant, and the second Covered Life must be the Annuitant.

Joint Life Guarantee for Qualified Contracts is only available with single Owner same as Annuitant, and second Covered Life as Contingent Annuitant (Joint Annuitants are not permitted).

Single Life Guarantee:

Single Covered Life must be the sole Annuitant (may be different from the Contract Owner).

Joint Life Guarantee:

Available with single or joint ownership.

If single Owner and Owner is the Annuitant, one Covered Life must be the Owner and Annuitant, and the second Covered Life may be the Joint or Contingent Annuitant.

If single Owner and Owner is not the Annuitant, one Covered Life must be the Owner and either the Joint or Contingent Annuitant, and the second Covered Life must be the Annuitant.

Joint Life Guarantee for Qualified Contracts is only available with single Owner same as Annuitant, and second Covered Life as Contingent Annuitant (Joint Annuitants are not permitted).

Single Life Guarantee: Single Covered Life must be the sole Annuitant and the Contract Owner. Joint Life Guarantee: Joint Life Guarantee is not available.

Guaranteed Growth and Income Benefit and Inflation Protector Withdrawal Benefit	Enhanced Death Benefit	Guaranteed Minimum Accumulation Benefit
If joint Owners, both Covered Lives must be Owners, one Covered Life must be the Annuitant, and second Covered Life may be Joint or Contingent Annuitant.	If joint Owners, both Covered Lives must be Owners, one Covered Life must be the Annuitant, and second Covered Life may be Joint or Contingent Annuitant.

7.2. Combining Optional Benefits

You may elect both the Guaranteed Growth and Income Benefit Rider and Enhanced Death Benefit Rider. Please see Section 10 — “Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders”.

You may elect both the Inflation Protector Withdrawal Benefit Rider and Enhanced Death Benefit Rider. Please see Section 12 — “Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders”.

Guaranteed Minimum Accumulation Benefit Rider cannot be combined with any other Rider.

8. Enhanced Death Benefit

8.1. Benefit Overview and Important Information

Benefit Overview

The purpose of the Enhanced Death Benefit provided under this Rider is to provide a highest anniversary value death benefit as an enhancement to the Standard Death Benefit provided under the Contract. The Rider provides this enhancement by automatically locking in any market gains on each Contract Anniversary. The benefit will be reduced by the greater of by the dollar amount or proportional reduction if any withdrawals are taken, and will terminate if the Contract Value goes to zero. The Rider will terminate upon assignment or a change in ownership of the Contract unless the new assignee or Contract Owner meets the qualifications specified in the Termination provision of the Rider.

The Death Benefit Enhancement provided by the Rider will be payable until the Annuity Date (maximum maturity date is Actual Age 95 of the younger Covered Life), or until the Contract Value reaches zero, if earlier. The Death Benefit Enhancement will be payable upon the death of the Covered Life or the later death of the Covered Lives, if applicable, and only if the Enhanced Death Benefit Base is greater than the Standard Death Benefit under the Contract.

Prior to the Annuity date, as of the date our Administrative Office receives proof of death of the Covered Life (or both Covered Lives, if applicable) such as a death certificate or other official document establishing death, and other information required to process the payment, the Company will pay the Death Benefit Enhancement in addition to the death benefit provided in your Contract. The Death Benefit Enhancement is the amount by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract. This amount cannot be less than zero or greater than $1,000,000. This cap will apply at the time the claim is paid. The Death Benefit Enhancement will be payable until Actual Age 95 of the younger Covered Life under the Rider, or until the Contract Value reaches zero, if earlier.

Important Information about the Rider:

•	This Rider is an optional benefit added to your Contract at time of purchase; it provides various benefits described in this prospectus for an additional charge.

•	The Enhanced Death Benefit is not available on Smart Foundation Flex Variable Annuity for contracts purchased on or after May 27, 2016.

•

Your Contract may be subject to limitations on your investment allocations according to the terms of the Rider. The Company can change these limitations with 60 days prior notice to you, and may do so as a result of changes in the economic environment or for changes in the investment options available under the Contract.

•	The Enhanced Death Benefit Base Step-Ups occur until age 80, and the Death Benefit Enhancement is payable until Actual Age 95 of the younger Covered Life.

•	The Enhanced Death Benefit is only payable before the Annuity Date or before the Contract Value is reduced to zero, if earlier.

•	Termination of the Contract results in termination of this Rider. Termination of the Rider or the Contract will result in termination of the Enhanced Death Benefit.

•	The Rider Charges are non-refundable, whether or not your Enhanced Death Benefit Base exceeds the Standard Death Benefit while the Rider is in effect, or at the time of death.

•	Withdrawals taken to satisfy the Required Minimum Distributions will reduce the Enhanced Death Benefit Base by the greater of a dollar-for-dollar or pro-rata reduction.

•	All withdrawals will reduce your Contract Value and death benefit.

•	Withdrawals may reduce future benefits by more than the dollar amount of the withdrawal, and may result in one or more of the following:

i)	a permanent reduction in your Enhanced Death Benefit;

ii)	termination of the Rider;

iii)	termination of the Contract.

8.2. Purchasing the Enhanced Death Benefit Rider with your Contract

At the time you purchase your Contract, you have the option to purchase the Enhanced Death Benefit Rider for an additional charge. This Rider may not be added after you purchase the Contract. The Rider Effective Date is the Contract Date. This Rider is available for purchase with any Base Contract Option, and may also be purchased in combination with the Guaranteed Growth and Income Benefit Rider (see Section 10 — “Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders” for more information) or the Inflation Protector Withdrawal Benefit Rider (see Section 12 — “Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders” for more information). If you purchase the Rider in combination with any other optional benefit, you will not be able to terminate them independently in the future.

The Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue or the Rider Effective Date.

Issue Age Requirements

Maximum issue age for the Enhanced Death Benefit Rider is 75. The Covered Life (or both Covered Lives for a Joint Life Guarantee) must satisfy this requirement on the Rider Effective Date.

A Covered Life must always meet issue age requirements at time of designation.

Issue age is determined by the Age Nearest Birthday of the Covered Life(ves).

Owner / Annuitant Requirements

For a Single Life Guarantee to be issued, the Covered Life under the Rider must be the sole Annuitant. A Single Life Guarantee is not available if a Joint (or Contingent) Annuitant is named in the Contract.

For a Joint Life Guarantee to be issued, the first Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non-Owner Covered Life must be the sole primary Beneficiary. If Covered Lives are both Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity.

Covered Life(ves) cannot be changed after the Rider Effective Date, except under conditions outlined in “Replacing a Covered Life Under a Joint Life Guarantee” below.

Example Owner / Annuitant arrangements permitted under the Rider:

Single Life Guarantee:

Contract Owner(s)	Annuitant	Covered Life

John Smith	John Smith	John Smith

John Smith	Elisabeth Smith	Elisabeth Smith

John Smith + Elisabeth Smith	John Smith	John Smith

John Smith + Elisabeth Smith	Elisabeth Smith	Elisabeth Smith

Entity	John Smith	John Smith

Joint Life Guarantee:

Contract Owner(s)	Annuitant	Joint Annuitant (Non-Qualified Contract 1035 Exchanges Only)	Contingent Annuitant	Covered Lives

John Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith

8.3. Single and Joint Life Guarantee

The Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are based on the age and lifetime of the Covered Life, and the Enhanced Death Benefit is payable on death of the Covered Life. Under a Joint Life Guarantee, all Rider features are based on the age of the younger Covered Life. If a Joint Life Guarantee is elected, upon the first death of a Covered Life, the surviving Covered Life, if permitted by federal tax law, can choose to continue the Contract15 and the Rider, and the Enhanced Death Benefit will then be payable to the Beneficiary upon the death of the surviving Covered Life. You must specify both Covered Lives in the Application for a Joint Life Guarantee. A death benefit available at the death of the Owner prior to the later death of the Covered Lives is the Standard Death Benefit if the deceased Owner was sole Annuitant. If the Second Covered Life was also named Joint Annuitant, the death benefit payable on death of the Owner / Annuitant is Contract Value only.

Converting a Single Life Guarantee to a Joint Life Guarantee

You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Rider Effective Date.

Converting a Joint Life Guarantee to a Single Life Guarantee

While both Covered Lives are living, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, one of the Covered Lives may be removed from the Contract by the Contract Owner(s) and the Rider will be converted to a Single Life Guarantee. You may not add an additional Covered Life in the future. If this Rider is combined with the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider, your ability to convert to a Single Life Guarantee will be subject to additional limitations. Please see Section 10 — “Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders” or Section  12 — “Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders”.

8.4. Enhanced Death Benefit Base

The Enhanced Death Benefit Base is the amount used to determine the value of the Death Benefit Enhancement, when compared to the Standard Death Benefit amount. The Enhanced Death Benefit Base is calculated independently of the Contract Value or any other Benefit Base. It can increase due to annual Step-Ups or Subsequent Purchase Payments and will decrease for withdrawals.

How is the Enhanced Death Benefit Base Determined?

On the Rider Effective Date, the Enhanced Death Benefit Base is equal to the Initial Purchase Payment received.

After the Rider Effective Date, the Enhanced Death Benefit Base will increase with Subsequent Purchase Payments, may Step-Up to the Contract Value, and will decrease for withdrawals.

Automatic Annual Step-Up of Enhanced Death Benefit Base. A Step-Up is an increase of the Enhanced Death Benefit Base to an amount equal to 100% of the Contract Value. The Enhanced Death Benefit Base will be evaluated for a Step-Up opportunity each Contract Anniversary, until the Contract Anniversary following the 80th birthday of the younger Covered Life. If the Contract Value at the time of evaluation is greater than the current Enhanced Death Benefit Base, the Enhanced Death Benefit Base will automatically Step-Up to the Contract Value.

Effect of Additional Purchase Payments. The Enhanced Death Benefit Base will be increased dollar-for-dollar for all Subsequent Purchase Payments. Purchase Payments made on Contract Anniversary are credited to the Enhanced Death Benefit Base after evaluation for Step-Up takes place.

15	Federal tax regulations require that a distribution take place upon Contract Owner’s death, unless spousal continuation is exercised. If spousal continuation is not exercised or not permitted by the IRS regulations, the death benefit will be paid out, and both the Contract and the Rider will terminate.

Effect of Withdrawals on Enhanced Death Benefit Base. The Enhanced Death Benefit Base will be reduced for withdrawals by the greater of (a) and (b), where:

(a)	is the withdrawal amount, and

(b)	is withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Enhanced Death Benefit Base immediately prior to the withdrawal, and

(2)	is the Contract Value[16] immediately prior to the withdrawal.

Effect of Partial Annuitization. Partial Annuitization will reduce the Enhanced Death Benefit Base and the Contract Value in the same manner as withdrawals (described above).

Additional Notes for the Enhanced Death Benefit Base

The Rider Charge is expressed as an annual percentage of the Enhanced Death Benefit Base. If the Enhanced Death Benefit Base increases, the dollar amount of the Rider Charge will also increase.

The Enhanced Death Benefit Base is a reference amount only, cannot be withdrawn in a lump sum, and is not payable as a death benefit.

8.5. Smart Foundation Plus Base Contract Option and the Enhanced Death Benefit Base

This section only applies to you if you have the Smart Foundation Plus Base Contract Option.

Effect of Purchase Payment Enhancements on the Enhanced Death Benefit Base

Purchase Payment Enhancements are not included in the initial Enhanced Death Benefit Base on the Contract Date, and do not increase the Enhanced Death Benefit Base when Subsequent Purchase Payments are made.

Contract Value Step-Up. If you have a Smart Foundation Plus Base Contract Option, your Contract Value will be immediately credited with the Purchase Payment Enhancement for every Purchase Payment that you make. If a Step-Up takes place, any Purchase Payment Enhancements which are part of the Contract Value also become part of the Enhanced Death Benefit Base.

Enhanced Death Benefit Base Enhancement True-Up

This feature is not available in New York.

The Enhanced Death Benefit Base Enhancement True-Up will increase the Enhanced Death Benefit Base in the event that poor market performance does not result in a Step-Up, or if the stepped-up value does not include the full amount of the Purchase Payment Enhancement(s). There is a three-year waiting period for inclusion of Purchase Payment Enhancements in the Enhanced Death Benefit Base. The Enhancement True-Ups will cease once a withdrawal is taken (including Early Access Withdrawal, if purchased in combination with the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider).

On each Contract Anniversary beginning with the third Contract Anniversary, the Enhanced Death Benefit Base Enhancement True-Up evaluation will take place, until a withdrawal is taken (including Early Access Withdrawal, if purchased in combination with the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider).

16	After the Contract Value is reduced by the amount of any Purchase Payment Enhancement forfeited as a result of the withdrawal (applies only if the Smart Foundation Plus Contract Option is elected).

Evaluation for an Enhanced Death Benefit Base Enhancement True-Up will be carried out in the following order:

Step 1:         Enhanced Death Benefit Base is evaluated for Step-Up,

Step 2:	Enhanced Death Benefit Base is evaluated for the Enhanced Death Benefit Base Enhancement True-Up.

At the time of Enhanced Death Benefit Base Enhancement True-Up evaluation, your Enhanced Death Benefit Base (determined in Step 1 above) will be compared to the Enhanced Death Benefit True-Up Base. The Enhanced Death Benefit True-Up Base is the sum of (1) and (2), where:

(1)	is the sum of Purchase Payments, up to, but not including the date on which the evaluation takes place, and

(2)	is the sum of Purchase Payment Enhancements which are at least 36 months old as of the date of the evaluation.

If the Enhanced Death Benefit Base (determined in Step 1) is less than the Enhanced Death Benefit True-Up Base, your Enhanced Death Benefit Base will be set equal to the Enhanced Death Benefit True-Up Base.

If you take any withdrawals, your Enhanced Death Benefit Base will no longer be evaluated for Enhanced Death Benefit Base Enhancement True-Up.

8.6. Rider Charge

There is an additional charge for the Enhanced Death Benefit Rider. This charge depends on whether you also purchase the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider with the Contract. Please refer to the “Contract Owner Periodic Expenses” subsection of “FEE TABLES” section of this prospectus for the summary of charges, or to the “Rider Charges” subsection of “Fees and Expenses” section in this prospectus for more details.

The Rider Charge is expressed as an annual percentage of the Enhanced Death Benefit Base, and 1/4 of the charge will be deducted from the Contract Value on a quarterly basis, whether or not the Enhanced Death Benefit Base exceeds the Standard Death Benefit. One fourth of the annual Rider Charge will be multiplied by the average monthly Enhanced Death Benefit Base for the quarter and this amount will be deducted on the last day of the Contract Year Quarter. The Enhanced Death Benefit Base used in the calculation is the average monthly benefit base over the last quarter. Rider Charges will be deducted until the Annuity Date. The Rider Charge will be deducted from the Subaccounts, pro-rata based on the fund allocation at the time of deduction.

If you make a full surrender of your Contract before the charges for any Riders are deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization, or deducted after the Annuity Date.

The current Rider Charge for Single or Joint Life Guarantee is 0.35%. The Maximum Rider Charge is 0.75%. Current and Maximum Rider Charges, as well as the Maximum Charge Increases are summarized in the “Rider Charges” subsection of Section 3.2 — “Period Charges”.

On the date of automatic Step-Up of the Enhanced Death Benefit Base to the Contract Value, the effective annual Rider Charge may be increased, but will not be greater than the current charge applicable to the class of Contract Owners then electing the Rider, and the increase will be no more than 0.15%.

The Contract Owner can reject the Rider Charge increase and thus terminate the Rider by sending, at least 30 days prior to a Contract Anniversary, a written request to the Company to do so. If you also purchased the

Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider, both Riders must be terminated simultaneously. Please see Section 10 — “Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders” and Section 12 — “Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders” for more information.

8.7. Investment Allocation Options

The Separate Account.   At the present time, no investment allocation program is required for the Contract Value allocated to the Separate Account if this Rider is purchased without the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider. If the Company requires an investment allocation program in the future, or if there is a change to an existing program, you will be notified in writing 60 days prior to an investment allocation program being required or a change to and existing program becoming effective. The new program or changes to an existing program may apply to existing and new purchasers of this Rider. If the investment allocation program is required, we reserve the right to add or change limitations and the way we administer them in the future.

The Fixed Account.   You may not allocate or transfer your Contract Value to any Fixed Interest Options if you have purchased this Rider. Purchase Payments or transfers directed to the Fixed Interest Options will not be accepted.

8.8. Required Minimum Distributions and the Enhanced Death Benefit Rider

There is no special treatment of Required Minimum Distributions under the Enhanced Death Benefit Rider.

Please see the “RMD and Enhanced Death Benefit” example in “Appendix A: Numerical Examples.”

8.9. What if the Enhanced Death Benefit Base or the Contract Value is reduced to zero?

The Enhanced Death Benefit Rider will terminate once the Enhanced Death Benefit Base or the Contract Value is reduced to zero.

8.10. What happens on the Annuity Date under the Rider?

The Enhanced Death Benefit Rider will terminate on the Annuity Date.

8.11. What happens upon death under the Rider?

The Rider will terminate upon the death of a sole Covered Life for a Single Life Guarantee, or later death of both Covered Lives for a Joint Life Guarantee. The Death Benefit, including the Death Benefit Enhancement provided by this Rider, will then be distributed as described below.

The Enhanced Death Benefit is payable upon the death of the Covered Life under the Rider, or the later death of two Covered Lives with a Joint Life Guarantee. The amount payable is the Death Benefit Enhancement, which is the amount (capped at $1,000,000.00) by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract. The Death Benefit Enhancement amount is determined as of the date our Administrative Office receives proof of death of the Covered Life (both Covered Lives for a Joint Life Guarantee) such as a death certificate or other official document establishing death, and other documents required to process the payment.

If the Enhanced Death Benefit Base is less than or equal to the Standard Death Benefit, no Death Benefit Enhancement is payable. The maximum Death Benefit Enhancement amount we will pay is $1,000,000 (this cap will apply at the time the death benefit is calculated). The Death Benefit Enhancement will be payable before the Annuity Date, until Actual Age 95 of the younger Covered Life under the Rider, or until the Contract Value reaches zero, if earlier.

Under a Single Life Guarantee:

If the sole Contract Owner is also the sole Annuitant and sole Covered Life, then:

(a)	Upon the death of the sole Contract Owner / Annuitant / Covered Life, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner’s Beneficiary. If permitted by federal law, a spouse of the deceased Contract Owner may exercise Spousal Step-In according to the terms of this Contract, but the Rider will terminate.

If the sole Contract Owner is not the sole Annuitant and Covered Life, then:

(a)	Upon Contract Owner’s death, Contract Value[17] will be paid as a death settlement to the Contract Owner’s Beneficiary according to the terms of the Contract. The surviving Annuitant / Covered Life (as spousal Beneficiary) may also choose to exercise Spousal Step-In according to the terms of this Contract if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death), and the Rider will continue.

(b)	Upon Annuitant’s death where the Contract Owner is named as the Contingent Annuitant in the Contract, the Contract Owner will become the Annuitant and the Contract will continue, but the Rider will terminate (no death benefit will be paid);

(c)	Upon Annuitant’s death where no Contingent Annuitant is named in the Contract, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the surviving Contract Owner, who is deemed to be sole primary Beneficiary under the Beneficiary provision of the Contract;

(d)	Upon Annuitant’s death where the Contract Owner is an entity, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner.

On a jointly owned Contract:

(a)	Upon death of a sole Annuitant who is the Covered Life under the Rider, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the surviving Contract Owner, who is deemed to be sole primary Beneficiary under the Beneficiary provision of the Contract. The surviving spousal Contract Owner may also choose to exercise Spousal Step-In according to the terms of this Contract if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death), but the Rider will terminate.

(b)

Upon death of the Contract Owner who is not the Annuitant and sole Covered Life, the surviving spousal Contract Owner, who is also the sole Annuitant and the Covered Life under the Rider, may continue the Contract and the Rider if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). Surviving Contract Owner may also choose to receive the Contract Value[18] as a death settlement.

17	Less any Purchase Payment Enhancement(s) credited in the 12 months preceding the date our Administrative Office receives proof of death that have not been already forfeited (applies only if the Smart Foundation Plus Base Contract Option is elected).

Under a Joint Life Guarantee:

If the sole Contract Owner is the sole Annuitant, then:

(a)	Upon death of the Covered Life who is the sole Annuitant and the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract (under spousal Step-In) and the Enhanced Death Benefit Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)	Upon death of the Covered Life who is designated as the Contingent Annuitant and who is not the Contract Owner, no death benefit is payable, and the Contract Owner may continue the Contract and the Rider as sole Annuitant and Covered Life.

If the sole Contract Owner is the Contingent Annuitant named in the Contract, then:

(a)	Upon death of the Annuitant who is not the Contract Owner, the surviving Contract Owner who is also the surviving Covered Life, will become the Annuitant and continue the Contract and the Rider as-is.

(b)	Upon death of the Contract Owner who is also the Contingent Annuitant in the Contract, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value[18] as a death settlement (and thus terminate the Contract and the Rider), or continue the Contract (under Spousal Step-In) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

If there is only one Contract Owner and Joint Annuitants are named in the Contract:

(a)	Upon death of the Annuitant or Joint Annuitant who is also the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value as a death settlement (and thus terminate the Contract and the Rider), or continue the Contract (under Spousal Step-In) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). The Standard Death Benefit is not payable until the later death of Annuitant and Joint Annuitant.

(b)	Upon death of the Covered Life who is not the Contract Owner and is named as Annuitant or Joint Annuitant, no death benefit is payable, and the Contract Owner may continue the Contract (under Spousal Step-In) and Rider as sole Annuitant and Covered Life.

On a jointly owned Contract with a sole Annuitant:

(a)	Upon death of the sole Annuitant, the surviving Contract Owner, who is also the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract (under Spousal Step-In) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

18

Less any Purchase Payment Enhancement(s) credited in the 12 months preceding the date our Administrative Office receives proof of death that have not been already forfeited (applies only if the Smart Foundation Plus Base Contract Option is elected). If continuation is not permitted by federal law, the surviving Contract Owner may receive the Contract Value[19] as the death settlement (and thus terminate the Contract and the Rider).

(b)

Upon death of the Contract Owner named as Contingent Annuitant who is also a Covered Life, no death benefit will be paid. The surviving Contract Owner who is the Annuitant and surviving Covered Life may continue the Contract (under Spousal Step-In) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). If continuation is not permitted by federal law, the surviving Contract Owner may receive the Contract Value[19] as the death settlement (and thus terminate the Contract and the Rider).

On a jointly owned Contract with Joint Annuitants:

(a)	Upon first death, the surviving Contract Owner who is also the surviving Annuitant and surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value[19] (and thus terminate the Contract and the Rider), or continue the Contract (under Spousal Step-In) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)	Upon later death, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner’s Beneficiary(ies).

8.12. Removing the Enhanced Death Benefit Rider from your Contract

You can cancel the Enhanced Death Benefit Rider at any time on or after the first Contract Anniversary. If you also purchased the Guaranteed Growth and Income Benefit Rider, both Riders must be terminated simultaneously. Please see Section 10 — “Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders” for more information. If you also purchased the Inflation Protector Withdrawal Benefit Rider, both Riders must be terminated simultaneously. Please see Section 12 — “Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders” for more information.

8.13. Termination of the Enhanced Death Benefit Rider

Upon the earliest of the following, the Enhanced Death Benefit Rider will be terminated, but the Contract will remain in force:

(1)	At any time after the first Contract Anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(2)	Upon a change in ownership (or assignment) of the Contract unless:

(a)	The new Contract Owner or assignee assumes full ownership of the Contract and is essentially the same person:

(i)	an individual ownership changed to a personal revocable trust, or

(ii)	an eligible spousal Beneficiary who is also a Covered Life elects to become the Successor Owner of the Contract and the Rider upon Owner / Annuitant’s death, or

(iii)	a change to the Contract Owner’s spouse during the Contract Owner’s lifetime, or

(iv)	a change to a court appointed guardian representing the Contract Owner during the Contract Owner’s lifetime; or

19	Less any Purchase Payment Enhancement(s) credited in the 12 months preceding the date our Administrative Office receives proof of death that have not been already forfeited (applies only if the Smart Foundation Plus Base Contract Option is elected).

(b)	The assignment is for the purposes of effectuating a 1035 exchange of the Contract;

(3)	Spousal Step-In of a Contract with a Single Life Guarantee upon the Contract Owner’s death (where the Contract Owner is the sole Covered Life);

(4)	Termination of the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider (if either is purchased together with this Rider);

(5)	Annuitization under the Base Contract.

Charges for the Rider stop accruing, and any investment allocation restrictions cease upon Rider termination.

If the Contract is terminated, the Rider will also be terminated. Both the Contract and the Rider will terminate upon the earliest of:

(1)	Full surrender of the Contract;

(2)	Enhanced Death Benefit is paid upon the death of the Covered Life for Single Life Guarantees, or the date of the later death of both Covered Lives for a Joint Life Guarantee;

(3)	Standard Death Benefit is paid to surviving Covered Life (as sole primary Beneficiary) upon the death of the sole Annuitant with Joint Life Guarantee (where the deceased Annuitant is one of the Covered Lives);

(4)	Contract Value[20] is paid as a death settlement upon the death of the Contract Owner when:

(a)	The deceased Contract Owner was not the Annuitant, and the Covered Life under the Single Life Guarantee is the sole Annuitant (if the Covered Life / sole Annuitant is not the Beneficiary or if not permitted to continue the Contract by federal law),

(b)	The deceased Contract Owner was one of the Annuitants and one of the Covered Lives under the Joint Life Guarantee, but the surviving Annuitant / Covered Life is not permitted to continue the Contract by federal law;

(5)	The Contract Value is reduced to zero;

(6)	The Enhanced Death Benefit Base is reduced to zero.

Termination provisions may vary by state — please see “Appendix B: State Variations” for details.

9. Guaranteed Growth and Income Benefit21

9.1. Benefit Overview and Important Information

Benefit Overview

Lifetime Withdrawal Guarantee. The Guaranteed Growth and Income Benefit Rider (also referred to as “Rider” throughout this section) is an optional benefit that provides a Lifetime Withdrawal Guarantee — payments for the lifetime of the Covered Life (with a Single Life Guarantee), or for the lifetime of the last

20	Less any Purchase Payment Enhancement(s) credited in the 12 months preceding the date our Administrative Office receives proof of death that have not been already forfeited (applies only if the Smart Foundation Plus Base Contract Option is elected).
21	All features described in this section apply to both the Guaranteed Growth and Income Benefit available prior to March 15, 2013, and the Guaranteed Growth and Income Benefit II available after March 15, 2013, unless indicated.

surviving Covered Life (with a Joint Life Guarantee). This Rider provides for a guaranteed lifetime withdrawal benefit adjusted for the Guaranteed Growth Increase and market Step-Ups. The Guaranteed Growth Increase provides a simple interest increase22 to the Withdrawal Benefit Base for a period of 10 years, while market Step-Ups lock in the market performance annually (if higher than the Guaranteed Growth Increase). The Withdrawal Benefit Base is accumulated in this way before withdrawals under the Lifetime Withdrawal Guarantee are exercised. The Lifetime Withdrawal Guarantee is then based on this Withdrawal Benefit Base and provides lifetime income at eligible ages. Lifetime income is guaranteed as a percentage of the Withdrawal Benefit Base that varies with age at the time the Lifetime Withdrawal Guarantee is exercised (based on the age of the younger Covered Life). After the start of withdrawals, the Guaranteed Annual Withdrawal Amount will be adjusted for market Step-Ups only (Guaranteed Growth Increases will stop). Payments will be made for the life of the Covered Life or for the lifetime of the last surviving Covered Life for a Joint Life Guarantee.

This Rider is designed for someone who is seeking guaranteed income, but also wants to stay invested in the securities market to allow for potentially higher growth in Contract Value and market Step-Ups of the Withdrawal Benefit Base. You will most benefit from this Rider if you delay your lifetime withdrawals to allow your Withdrawal Benefit Base to increase with the Guaranteed Growth and/or market Step-Ups. Lifetime income becomes available starting at age 55, and guaranteed withdrawal percentages vary based on the age at which you exercise your Lifetime Withdrawal Guarantee. Withdrawal percentages are based on the age of the younger Covered Life, if you elect the Joint Life Guarantee.

The Annuity Payout Period (Annuitization) may begin under certain conditions of the Rider and may be payable at the Guaranteed Annual Withdrawal Amount according to the Rider. For further information, please see Section 9.13 — “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” and Section 9.14 — “What happens on the Annuity Date under the Rider”.

Important Information about the Rider:

•	The Rider is an optional benefit added to your Contract; it provides various benefits described in this prospectus for an additional charge.

•	The Guaranteed Growth and Income Benefit is not available on Smart Foundation Flex Variable Annuity for contracts purchased on or after May 27, 2016.

•	Termination of the Contract results in termination of this Rider. Termination of the Rider or the Contract will result in termination of guaranteed lifetime withdrawals.

•	The Rider Charges are non-refundable, whether or not you take withdrawals while the Rider is in effect.

•	All withdrawals, including the withdrawals taken while the Rider is in effect, reduce your Contract Value and death benefit.

•

All withdrawals, including the Free Withdrawal Amount, will be subject to the terms of the Rider. If the withdrawal amount is greater than the Free Withdrawal Amount (whether or not it is below the Guaranteed Annual Withdrawal Amount), it will be subject to Surrender Charges (See the “Surrender Charge” subsection of Section 3.1 — “Transaction Charges” for details) and any other applicable charges.

•

Your Contract is subject to limitations on your Fixed Interest and Subaccount allocations according to the terms of the Rider. The Company can change these limitations with 60 days prior notice to you, and may do so as a result of changes in the economic environment or for changes in the Subaccount options available under the Contract.

22	Growth Rate is 8% for Guaranteed Growth and Income Benefit contracts issued prior to March 15, 2013 (7% in New York — please see “Appendix B: State Variations” for details). Growth Rate is 7% for Guaranteed Growth and Income Benefit II purchased after March 15, 2013. Please refer to your contract for further details.

•	Excess Withdrawals may reduce future benefits by more than the dollar amount of the Excess Withdrawal, and may result in one or more of the following:

i)	a permanent reduction in your future Guaranteed Annual Withdrawal Amount;

ii)	termination of the Rider;

iii)	termination of the Contract.

To determine if your withdrawal would be considered an Excess Withdrawal and/or to find out what your Guaranteed Annual Withdrawal Amount would be after the Excess Withdrawal is taken, please contact Customer Service prior to requesting the withdrawal.

•

Withdrawals from tax-qualified contracts during the Withdrawal Phase up to the amount of Required Minimum Distributions are not considered Excess Withdrawals and do not incur the adverse consequences of Excess Withdrawals under the Rider).

9.2. Purchasing the Guaranteed Growth and Income Benefit Rider with your Contract

At the time you purchase your Contract, you have the option to purchase a Guaranteed Growth and Income Benefit Rider for an additional charge. This Rider may not be added after you purchase the Contract. The Rider Effective Date is the Contract Date. This Rider is available for purchase with any Base Contract Option, and may also be purchased in combination with the Enhanced Death Benefit Rider (see Section 8 — “Enhanced Death Benefit” and Section 10 — “Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders” for more information). If you purchase the Rider in combination with the Enhanced Death Benefit Rider, you will not be able to terminate them independently in the future.

The Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue or the Rider Effective Date.

Issue Age Requirements

The Single Life Guarantee is available only if the Covered Life is between the ages of 35 and 80 on the Rider Effective Date. The Joint Life Guarantee is available only if, on the Rider Effective Date, the older Covered Life is between the ages of 35-85, and the younger Covered Life is between the ages of 35-80.

A Covered Life must always meet issue age requirements at time of designation.

Issue age for the Rider is determined by the Age Nearest Birthday of the Covered Life(ves).

Owner / Annuitant Requirements

For a Single Life Guarantee to be issued, the Covered Life under the Rider must be the sole Annuitant. The Covered Life must also be a Contract Owner unless the Contract Owner is an entity. Single Life Guarantee is not available if Joint Annuitants are named in the Contract.

For a Joint Life Guarantee to be issued, the first Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non-Owner Covered Life must be the sole primary Beneficiary. If Covered Lives are both Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity.

Covered Life(ves) cannot be changed after the Rider Effective Date, except under conditions outlined in “Replacing a Covered Life Under a Joint Life Guarantee” below.

Example Owner / Annuitant arrangements permitted under the Rider:

Single Life Guarantee:

Contract Owner(s)	Annuitant	Covered Life

John Smith	John Smith	John Smith

John Smith + Elisabeth Smith	John Smith	John Smith

John Smith + Elisabeth Smith	Elisabeth Smith	Elisabeth Smith

Entity	John Smith	John Smith

Joint Life Guarantee:

Contract Owner(s)	Annuitant	Joint Annuitant (Non-Qualified Contract 1035 Exchanges Only)	Contingent Annuitant	Covered Lives

John Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith

9.3. Single and Joint Life Guarantees

The Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are measured using the age and lifetime of the sole Covered Life, who is also the sole Annuitant. Under a Joint Life Guarantee, all Rider features are measured using the age of the younger Covered Life, and all lifetime benefits are payable over the lifetime of the last survivor of the Covered Lives. You must specify both Covered Lives in the Application for a Joint Life Guarantee.

Converting a Single Life Guarantee to a Joint Life Guarantee

You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Rider Effective Date.

Converting a Joint Life Guarantee to a Single Life Guarantee

If you have not started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, you may convert a Joint Life Guarantee to a Single Life Guarantee under the following conditions:

•	Death of a Covered Life; or

•	Removal of a Covered Life by the Contract Owner(s).

Once the Rider is converted to a Single Life Guarantee, the Rider Charge will change from Joint to Single, and no additional Covered Life may be added in the future. Upon conversion from a Joint Life Guarantee to a Single Life Guarantee, the withdrawal rates may be adjusted based on the age of the single covered life.

If you have started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, the Joint Life Guarantee cannot be converted to a Single Life Guarantee. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant requirements are satisfied), but the charge for the Rider would remain at the Joint Life Guarantee charge, and all features and benefits of the Rider will continue to be based upon the age/lifetime of the original Covered Lives.

Replacing a Covered Life Under a Joint Life Guarantee

If you have not started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, a Covered Life may be replaced by the Contract Owner(s). All features and benefits of the Rider will be based on the age of the younger Covered Life (after replacement), and any Covered Life must also meet issue age requirements at time of designation.

If you have started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, the Covered Life cannot be replaced. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant designation requirements are satisfied), but no additional Covered Life may be added in the future, and the Rider Charge would remain at the Joint Life Guarantee charge.

Impact of Divorce

Upon divorce, unless the divorce decree provides otherwise, you have the following options:

(1)	change the Rider from a Joint Life Guarantee to a Single Life Guarantee (subject to conditions outlined under “Converting a Joint Life Guarantee to a Single Life Guarantee” above);

(2)	keep the Joint Life Guarantee, but replace a Covered Life (subject to conditions outlined under “Replacing a Covered Life under a Joint Life Guarantee” above); or

(3)	terminate the Rider, thereby eliminating the Lifetime Withdrawal Guarantee.

The Company will attempt to accommodate any other arrangements provided in a divorce decree. Any change or transfer of ownership as a result of divorce is subject to the change in ownership provisions of the Contract.

9.4. Withdrawal Benefit Base

The Withdrawal Benefit Base is the amount used to determine the value of the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee.

In the Deferral Phase, the Withdrawal Benefit Base can grow due to Guaranteed Growth Increases, Step-Ups, or Subsequent Purchase Payments and decrease for Early Access Withdrawals. The period during which withdrawals are taken under the Lifetime Withdrawal Guarantee is called the Withdrawal Phase. In the Withdrawal Phase, the Withdrawal Benefit Base may increase with annual Step-Ups and decrease for Excess Withdrawals.

How is the Withdrawal Benefit Base determined?

On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Initial Purchase Payment received by the Company.

After the Rider Effective Date, the value of the Withdrawal Benefit Base is determined based on the Contract Phase.

In the Deferral Phase, the Withdrawal Benefit Base increases dollar-for-dollar with each Purchase Payment. Each year on the Contract Anniversary until the earlier of the end of the Guaranteed Growth Period or Actual Age 95 of the younger Covered Life, a Guaranteed Growth Increase will be credited to the Withdrawal Benefit Base, followed by evaluation of a Step-Up opportunity (see below for details on the Guaranteed Growth Increase calculation, Guaranteed Growth Period and Step-Up evaluation). The Withdrawal Benefit Base will be decreased for Early Access Withdrawals (see “Deferral Phase — Early Access Withdrawal Option” paragraph in Section 9.8 — “Withdrawal Options under the Rider” for more details).

At the time the Lifetime Withdrawal Guarantee is exercised, the Withdrawal Benefit Base will be set equal to the greater of the following:

1)	Contract Value immediately prior to the first lifetime withdrawal, or

2)	Withdrawal Benefit Base, including the Guaranteed Growth Increase prorated for any partial year since the prior Contract Anniversary.

Please, see the “Guaranteed Growth and Income Benefit II Rider: Withdrawal Benefit Base at the start of Lifetime Withdrawals” example for Contracts purchased after March 15, 2013 and the “Guaranteed Growth and Income Benefit Rider: Withdrawal Benefit Base at the start of Lifetime Withdrawals” example for Contracts purchased prior to March 15, 2013 in “Appendix A: Numerical Examples” for details on how the Withdrawal Benefit Base is determined at the time you begin your Lifetime Withdrawals.

The Guaranteed Annual Withdrawal Amount will be calculated based on the Withdrawal Benefit Base at that time.

In the Withdrawal Phase, Guaranteed Growth Increase and Purchase Payments will no longer be credited to the Withdrawal Benefit Base. The Withdrawal Benefit Base will continue to be evaluated for Automatic Annual Step-Up opportunities each year (on the Contract Anniversary) through age 95. Withdrawal Benefit Base will be reduced for Excess Withdrawals (see “Effect of Withdrawals on Withdrawal Benefit Base” paragraph in Section 9.8 — “Withdrawal Options under the Rider” for more details).

There are additional conditions that apply to Withdrawal Benefit Base increases if your Base Contract option includes Purchase Payment Enhancements. Please, see Section 9.5 “Smart Foundation Plus Base Contract Option and the Guaranteed Growth and Income Benefit Rider”.

Maximum Withdrawal Benefit Base is $10,000,000.

Guaranteed Growth Increase of Withdrawal Benefit Base

On each Contract Anniversary, before the end of the Guaranteed Growth Period and if the Withdrawal Benefit Base is greater than zero, the Company will credit a Guaranteed Growth Amount to the Withdrawal Benefit Base.

Guaranteed Growth Period

Guaranteed Growth Increases are only available during the Guaranteed Growth Period. This period will start on the Rider Effective Date and will last as described below, unless a Step-Up occurs, in which case the Guaranteed Growth Period will reset.

The Guaranteed Growth Period lasts until the earlier of (1), (2), or (3) where:

(1)	Actual Age 95 of the younger Covered Life or Annuity Date (if earlier than the maximum age);

(2)	the 10th Contract Anniversary since the later of (a) and (b) where

(a)	is the Rider Effective Date, and

(b)	is the date of the most recent Step-Up;

(3)	the end of the Deferral Phase.

Guaranteed Growth Amount

The Guaranteed Growth Amount is a dollar amount which is credited to the Withdrawal Benefit Base on each Contract Anniversary during the Guaranteed Growth Period. The Guaranteed Growth Amount is based on the Guaranteed Growth Base, and is added to the Withdrawal Benefit Base. The Guaranteed Growth Amount is calculated by applying the Growth Rate to the Guaranteed Growth Base, adjusted for any Purchase Payments and Early Access Withdrawals throughout the Contract Year (see “Guaranteed Growth and Income Benefit II Rider: Guaranteed Growth Increase in the Deferral Phase” example for Contracts purchased prior to March 15, 2013 and “Guaranteed Growth and Income Benefit Rider: Guaranteed Growth Increase in the Deferral Phase” example for Contracts purchased prior to March 15, 2013 in “Appendix A: Numerical Expenses”).

Guaranteed Growth Amount will always be based on the Guaranteed Growth Base (see below), but added to the Withdrawal Benefit Base. If a Step-Up occurs, the Guaranteed Growth Amount will be added to the stepped-up Withdrawal Benefit Base the following Contract Year.

Growth Rate

The Growth Rate is the simple interest percentage used to determine the Guaranteed Growth Amount. The Growth Rate for Guaranteed Growth and Income Benefit II is 7% (8% for Guaranteed Growth and Income Benefit contracts purchased prior to March 15, 2013.)

Growth Rate for Guaranteed Growth and Income Benefit contracts purchased prior to March 15, 2013, varies in New York — please see “Appendix B: State Variations” for details.

Guaranteed Growth Base

The Guaranteed Growth Base is the amount used to determine the annual Guaranteed Growth Amount and is equal to Net Purchase Payments (sum of all Purchase Payments less any withdrawals on a dollar-for dollar basis). The Guaranteed Growth Base is separate from the Contract Value or Withdrawal Benefit Base.

Purchase Payment Enhancements (applicable only with the Smart Foundation Plus Base Contract Option) are not included in the Guaranteed Growth Base.

Automatic Annual Step-Up of Withdrawal Benefit Base

A Step-Up is an increase of the Withdrawal Benefit Base to an amount equal to 100% of the Contract Value. On each Contract Anniversary until age 95 of the younger Covered Life, your Withdrawal Benefit Base will be evaluated for Step-Up opportunity. If the Contract Value at the time of evaluation is greater than the Withdrawal Benefit Base (after a Guaranteed Growth Increase has been applied if your Contract is still in the Guaranteed Growth Period), the Withdrawal Benefit Base will automatically Step-Up to the Contract Value. In addition, if the Contract has entered the Withdrawal Phase, the Guaranteed Annual Withdrawal Amount will increase by the same percentage as the Withdrawal Benefit Base, unless the Lifetime Withdrawal Rate is also increased (see “Lifetime Withdrawal Rate after Step-Up” under “Calculating Lifetime Withdrawals” below).

Age-Banded Lifetime Withdrawal Rates for Guaranteed Growth and Income Benefit contracts purchased prior to March 15, 2013, vary in New York — please see “Appendix B: State Variations” for details.

Example. Please see “Guaranteed Growth and Income Benefit II Rider: Automatic Annual Step-Up of Withdrawal Benefit Base in the Deferral Phase” example for Contracts purchased after March 15, 2013 and “Guaranteed Growth and Income Benefit II Rider: Automatic Annual Step-Up of Withdrawal Benefit Base in the Deferral Phase” example for Contracts purchased prior to March 15, 2013 in “Appendix A: Numerical Examples.”

Effect of Additional Purchase Payments

During the Deferral Phase, the Withdrawal Benefit Base increases dollar-for-dollar with each Subsequent Purchase Payment. Purchase Payments made on Contract Anniversary are credited to the Withdrawal Benefit Base after the Guaranteed Growth Amount is credited and evaluation for Step-Up takes place. During the Withdrawal Phase, the Withdrawal Benefit Base does not increase for Subsequent Purchase Payments.

Additional Notes For The Withdrawal Benefit Base

The Rider Charge is expressed as an annual percentage of the Withdrawal Benefit Base. If the Withdrawal Benefit Base increases, the dollar amount of the Rider Charge will also increase.

The Withdrawal Benefit Base is a reference amount only, cannot be withdrawn in a lump sum, and is not payable as a death benefit.

9.5. Smart Foundation Plus Base Contract Option and the Guaranteed Growth and Income Benefit Rider

This section applies only if you purchase the Smart Foundation Plus Base Contract Option.

Effect of Purchase Payment Enhancements on the Withdrawal Benefit Base

Purchase Payment Enhancements are not included in the initial Withdrawal Benefit Base on the Contract Date, and do not increase the Withdrawal Benefit Base when Subsequent Purchase Payments are made.

Automatic Annual Step-Up of Withdrawal Benefit Base — Deferral Phase. If you have a Smart Foundation Plus Base Contract Option, your Contract Value will be immediately credited with the Purchase Payment Enhancement for every Purchase Payment that you make. If an Automatic Annual Step-Up of Withdrawal Benefit Base under this Rider takes place, any Purchase Payment Enhancements which are part of the then current Contract Value also become part of the Withdrawal Benefit Base.

Withdrawal Benefit Base Enhancement True-Up

This feature is not available in New York.

The Withdrawal Benefit Base Enhancement True-Up will increase the Withdrawal Benefit Base in the event that poor market performance does not result in a Step-Up, or if the stepped-up value does not reflect the full amount of the Purchase Payment Enhancement(s). There is a three-year waiting period for inclusion of Purchase Payment Enhancements in the Withdrawal Benefit Base. Withdrawal Benefit Base Enhancement True-Ups will cease when the first withdrawal is taken (including Early Access Withdrawal).

On each Contract Anniversary beginning with the third Contract Anniversary, the Withdrawal Benefit Base Enhancement True-Up evaluation will take place every anniversary, until a withdrawal is taken (including an Early Access Withdrawal).

Evaluation for a Withdrawal Benefit Base Enhancement True-Up will be carried out in the following order:

Step 1:	Guaranteed Growth Amount is credited to the Withdrawal Benefit Base,

Step 2:	Withdrawal Benefit Base is evaluated for an Automatic Step-Up of Withdrawal Benefit Base,

Step 3:	Withdrawal Benefit Base is evaluated for Withdrawal Benefit Base Enhancement True-Up.

At the time of Withdrawal Benefit Base Enhancement True-Up evaluation, your Withdrawal Benefit Base (determined in Step 2) will be compared to the Withdrawal Benefit Enhancement True-Up Base. The Withdrawal Benefit Enhancement True-Up Base is the sum (to date, including the date on which the evaluation takes place) of (1), (2) and (3), where:

(1)	is the sum of Purchase Payments, up to, but not including the date on which the evaluation takes place,

(2)	is the sum of Purchase Payment Enhancements which are at least 36 months old as of the date of the evaluation, and

(3)	is the sum of Guaranteed Growth Amounts credited to the Withdrawal Benefit Base to date, including the date on which the evaluation takes place.

If the Withdrawal Benefit Base (determined in Step 2) is less than the Withdrawal Benefit Enhancement True-Up Base, your Withdrawal Benefit Base will be set equal to the Withdrawal Benefit Enhancement True-Up Base.

If you take any withdrawals, including Early Access Withdrawals, your Withdrawal Benefit Base will no longer be evaluated for Withdrawal Benefit Base Enhancement True-Up.

Purchase Payments made on Contract Anniversary will be added to the Withdrawal Benefit Base after the evaluation for Withdrawal Benefit Base Enhancement True-Up has occurred.

Please, refer to the “Guaranteed Growth and Income Benefit II Rider: Enhancement True-Up” example for Contracts purchased after March 15, 2013 and “Guaranteed Growth and Income Benefit Rider: Enhancement True-Up” example for Contracts purchased prior to March 15, 2013 in “Appendix A: Numerical Examples.

Effect of Purchase Payment Enhancements on the Guaranteed Growth Base

Purchase Payment Enhancements are not included in the Guaranteed Growth Base, and will not increase the Guaranteed Growth Amount.

9.6. Rider Charge

The Rider Charge is expressed as an annual percentage of the Withdrawal Benefit Base, and 1/4 of the annual charge will be deducted from the Contract Value on a quarterly basis. One fourth of the annual Rider Charge will be multiplied by the average monthly Withdrawal Benefit Base for the quarter and this amount will be deducted on the last day of the Contract Year Quarter. The Withdrawal Benefit Base used in the calculation is the average monthly Withdrawal Benefit Base over the quarter, which does not include the Guaranteed Growth for the current Contract Year. Rider Charges will be deducted until the Annuity Date. The Rider Charge will be deducted from the Subaccounts pro-rata based on the fund allocation at the time of deduction.

Please refer to the “Guaranteed Growth and Income Benefit II Rider: Rider Charge” example for Contracts purchased after March 15, 2013 and the “Guaranteed Growth and Income Benefit Rider: Rider Charge” example for Contracts purchased prior to March 15, 2013 in “Appendix A: Numerical Examples.”

If you make a full surrender of your Contract before the charges for any Riders are deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization, or deducted after the Annuity Date.

The current Rider Charge for a Single Life Guarantee is 1.10% (1.05% for Contracts purchased prior to March 15, 2013), and 1.25% for a Joint Life Guarantee. The Maximum Rider Charge is 2.00%. Current and Maximum Rider Charges, as well as the Maximum Charge Increases are summarized in the “Rider Charges” subsection in Section 3.2 — “Periodic Charges”.

On the date of an automatic Step-Up of the Withdrawal Benefit Base to the Contract Value, the effective annual Rider Charge may be increased, but will not be greater than the current charge applicable to the class of Contract Owners then electing the Rider, and the increase may be no more than 0.50%. The Contract Owner will be notified 60 days before an applicable Rider Charge increase and can opt out of any future Rider Charge increases by sending, at least 30 days prior to a Contract Anniversary, a written request to the Company to do so. No future increases in the current charge for the Rider will be made and all future Automatic Annual Step-Ups will be suspended. The Contract Owner may request a reinstatement of the Automatic Annual Step-Ups of the Withdrawal Benefit Base by sending a written request to the Company, which must be received at least 30 days prior to a Contract Anniversary on which the reinstatement is requested to be effective. Future charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time, not to exceed the Maximum Rider Charge.

Rider Charge for Guaranteed Growth and Income Benefit contracts purchased prior to March 15, 2013, varies in New York — please see “Appendix B: State Variations” for details.

9.7. Contract Phases under the Rider — Overview

The Rider has two phases, the Deferral Phase and the Withdrawal Phase. These phases are independent of the Accumulation Period and Annuity Payout Period of your Contract.

I	Deferral Phase

Your Contract will stay in the Deferral Phase until you exercise withdrawals under the Lifetime Withdrawal Guarantee and enter the Withdrawal Phase. In the Deferral Phase (prior to the Annuity Date), you can take withdrawals that do not initiate the Withdrawal Phase of the Rider. Such withdrawals are called Early Access Withdrawals: please see “Deferral Phase — Early Access Withdrawal Option” below for details.

The Deferral Phase begins on the Contract Date and continues until the earliest of the following:

(a)	Lifetime Withdrawal Guarantee is exercised (not available before Actual Age 55 is attained by the younger Covered Life — please see “Withdrawal Phase — Lifetime Withdrawal Guarantee” paragraph in Section 9.8 — “Withdrawal Options under the Rider” for more details),

(b)	Actual Age 95 is attained by the younger Covered Life and the Contract enters the Annuity Payout Period (please see Section 9.14 — “What happens on the Annuity Date under the Rider?” for more details),

(c)	Contract Value is reduced to zero (please see Section 9.13 — “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” for more details),

(d)	Termination of the Contract or Rider,

(e)	Annuitization, or

(f)	The death of the sole Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee.

II	Withdrawal Phase

The period during which you take withdrawals under the Lifetime Withdrawal Guarantee is called the Withdrawal Phase.

The Withdrawal Phase begins when you first exercise the Lifetime Withdrawal Guarantee (i.e. initiate lifetime withdrawals) and continues until the earliest of the following:

(a)	Actual Age 95 is attained by the younger Covered Life and the Contract enters the Annuity Payout Period (please see Section 9.14 — “What happens on the Annuity Date under the Rider?” for more details),

(b)	Withdrawal Benefit Base and Contract Value is reduced to zero, or the Contract Value is reduced to zero and no Lifetime Withdrawal Guarantee is available based on the age of the younger Covered Life (please see Section 9.13 — “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” for more details),

(c)	Termination of the Contract or Rider,

(d)	Annuitization (please see Section 9.14 — “What happens on the Annuity Date under the Rider?” for more details), or

(e)	The death of a sole Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee.

The Withdrawal Phase may occur during the Accumulation Period of the Contract prior to beginning the Annuity Payout Period. Lifetime withdrawals become available at Actual Age 55 of the younger Covered Life. Your guaranteed withdrawal rate will depend on the age (of the younger Covered Life) at the time the Lifetime Withdrawal Guarantee is exercised. Please see the “Withdrawal Phase — Lifetime Withdrawal Guarantee” paragraph in Section 9.8 — “Withdrawal Options under the Rider” for details.

Regardless of the Contract Phase, Surrender Charges will apply if withdrawals exceed the Contract’s annual Free Withdrawal Amount. Surrender charges are not a fixed amount. Please see the “Surrender Charge” paragraph in Section 3.1 — “Transaction Charges” for more details.

9.8. Withdrawal Options under the Rider

Withdrawals can be taken in both the Deferral and Withdrawal Phases.

Deferral Phase — Early Access Withdrawal Option

You are permitted to take a withdrawal during the Deferral Phase that does not initiate the Lifetime Withdrawal Guarantee and will keep the Contract in the Deferral Phase. Such withdrawals allow you to wait for a higher Lifetime Withdrawal Rate and continue the Guaranteed Growth Period and can be taken under the Early Access Withdrawal Option. You may elect to take the Early Access Withdrawal as a one-time or systematic withdrawal. At the time the withdrawal is requested, you must indicate to the Company that you are requesting an Early Access Withdrawal and that you do not wish to enter the Withdrawal Phase.

Important Note: If you do not indicate that you are requesting to remain in the Deferral Phase by utilizing the Early Access Withdrawal Option, and you are eligible to receive Lifetime Withdrawals based on the age of the younger Covered Life, your Lifetime Withdrawal Guarantee will be initiated, and the Contract will move into the Withdrawal Phase.

Withdrawal in the Deferral Phase before the Lifetime Withdrawal Guarantee becomes available

If you request a withdrawal before the Lifetime Withdrawal Guarantee becomes available to you (based on the age of the younger Covered Life), it will be treated as an Early Access Withdrawal, which can be taken as a one-time distribution or periodically under the Systematic Withdrawal option, and the Contract will remain in the Deferral Phase. If the withdrawals are set up systematically, the Contract will remain in the Deferral Phase until the request is received by the Company with instructions to enter the Withdrawal Phase and to exercise the Lifetime Withdrawal Guarantee. There may be tax implications to taking withdrawals prior to age 59 1/2. See Section 14 — “Taxes” for more information.

Withdrawal in the Deferral Phase after the Lifetime Withdrawal Guarantee becomes available

If you request a withdrawal after the Lifetime Withdrawal Guarantee becomes available to you (based on the age of the younger Covered Life), your Lifetime Withdrawal Guarantee will be exercised, and the Contract will move into the Withdrawal Phase. If you wish to remain in the Deferral Phase, you must specifically request an Early Access Withdrawal, which can be taken as a one-time distribution or systematically. If you request to receive an Early Access Withdrawal systematically, your Contract will remain in the Deferral Phase until you send us a request with instructions to enter the Withdrawal Phase and exercise the Lifetime Withdrawal Guarantee. There may be tax implications to taking withdrawals prior to age 59 1/2. See Section 14 — “Taxes” for more details.

Effect of Early Access Withdrawal on Withdrawal Benefit Base

Early Access Withdrawals in the Deferral Phase reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Early Access Withdrawal amount, and

(b)	is the Early Access Withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Early Access Withdrawal (not including pro-rated growth for the current Contract Year), and

(2)	is the Contract Value[23] just prior to the Early Access Withdrawal.

Effect of Early Access Withdrawal on Guaranteed Growth Base

Early Access Withdrawals reduce the Guaranteed Growth Base by the dollar amount of the Early Access Withdrawal.

Effect of Early Access Withdrawal on Contract Value

Early Access Withdrawals reduce the Contract Value by the dollar amount of the Early Access Withdrawal, plus any taxes and/or fees, if applicable. If the amount of the Early Access Withdrawal exceeds the Free

23	After the Contract Value is reduced by the amount of any Purchase Payment Enhancement forfeited as a result of the withdrawal (applies only if the Smart Foundation Plus Base Contract Option is elected).

Withdrawal Amount, Surrender Charges will apply. Please, see the “Surrender Charge” paragraph in Section 3.1 — “Transaction Charges” for details. There may be tax implications to taking withdrawals prior to age 59 1/2. See Section 14 — “Taxes” for more details.

Effect of Partial Annuitization

Partial Annuitization (available only in the Deferral Phase) will reduce the Withdrawal Benefit Base, Guaranteed Growth Base, and the Contract Value in the same manner as Early Access Withdrawals (described above).

Withdrawal Phase — Lifetime Withdrawal Guarantee

Once the younger Covered Life has reached the eligible age of 55, you may exercise your Lifetime Withdrawal Guarantee and enter the Withdrawal Phase.

Once withdrawals have started under the Lifetime Withdrawal Guarantee, Partial Annuitization is no longer available.

Lifetime Withdrawal Guarantee

Your Lifetime Withdrawal Guarantee provides lifetime withdrawals up to the Guaranteed Annual Withdrawal Amount for the lifetime of the Covered Life or for the lifetime of the last surviving Covered Life for a Joint Life Guarantee. Guaranteed Annual Withdrawal Amount is adjusted for Guaranteed Growth and Contract Value Step-Ups. The Lifetime Withdrawal Guarantee is only available if the younger Covered Life at the time of the first Lifetime Withdrawal is 55 or older. Termination of the Rider or the Contract will result in termination of payments under this guarantee (please refer to Section 9.17 — “Termination of the Guaranteed Growth and Income Benefit Rider” for more details).

Calculating Lifetime Withdrawals

Guaranteed Annual Withdrawal Amount

You may take withdrawals annually up to the Guaranteed Annual Withdrawal Amount, which is calculated on every Contract Anniversary and is equal to the Lifetime Withdrawal Rate multiplied by the Withdrawal Benefit Base.

If the Guaranteed Annual Withdrawal Amount is greater than the Free Withdrawal Amount, Surrender Charges and any other applicable charges will apply (see Section 3.1 — “Transaction Charges” for details).

Lifetime Withdrawal Rate

The Lifetime Withdrawal Rate is used to determine the amount of your lifetime withdrawals (Guaranteed Annual Withdrawal Amount). The age at the time the Lifetime Withdrawal Guarantee is first exercised determines the Lifetime Withdrawal Rate. For a Single Life Guarantee, the Lifetime Withdrawal Rate is based on the Actual Age of the Covered Life at the time you exercise the Lifetime Withdrawal Guarantee. For a Joint Life Guarantee, the Lifetime Withdrawal Rate is based on the Actual Age of the younger Covered Life at the time you exercise the Lifetime Withdrawal Guarantee (referred to as “age” or “Actual Age” in the section below).

Age-Banded Lifetime Withdrawal Rates for Guaranteed Growth and Income Benefit II Contracts Purchased After March 15, 2013:

Actual Age at the Start of Withdrawal Phase		Lifetime Withdrawal Rate for Single Life Guarantee	Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	65	4.00%	3.50%
65	70	4.50%	4.00%
70 and over		5.00%	4.50%

Age-Banded Lifetime Withdrawal Rates for Guaranteed Growth and Income Benefit Contracts Purchased Prior to March 15, 2013:

Actual Age at the Start of Withdrawal Phase		Lifetime Withdrawal Rate
At Least	But Less Than
55	65	4.00%
65	75	5.00%
75 and over		6.00%

Age-banded Lifetime Withdrawal Rates for Guaranteed Growth and Income Benefit contracts purchased prior to March 15, 2013, vary in New York — please see “Appendix B: State Variations” for details.

Lifetime Withdrawal Rate after Step-Up

If a Step-Up occurs during the Withdrawal Phase, the Contract is eligible to receive the Lifetime Withdrawal Rate for the current age.

Example:   Contract is purchased at age 59; withdrawals start at age 63 at a Lifetime Withdrawal Rate of 4.00%. Step-Up occurs at age 67; the new Lifetime Withdrawal Rate is 4.50%.

Effect Of Withdrawals On Withdrawal Benefit Base

Effect of Withdrawals less than Guaranteed Annual Withdrawal Amount

If your total withdrawals in a Contract Year do not exceed the Guaranteed Annual Withdrawal Amount, the Withdrawal Benefit Base will not be reduced. The Withdrawal Benefit Base remains equal to the Withdrawal Benefit Base just prior to the withdrawal.

If you elect to take less than or none of the Guaranteed Annual Withdrawal Amount in any given Contract Year, the Guaranteed Annual Withdrawal Amount is not increased in subsequent Contract Years for the amount not taken. You cannot carry over any unused Guaranteed Annual Withdrawal Amounts to any future Contract Years.

Example: Suppose that the Guaranteed Annual Withdrawal Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Withdrawal Amount will not increase by $500 in the next Contract Year or in any future Contract Year.

Effect of Withdrawals more than Guaranteed Annual Withdrawal Amount (Excess Withdrawals)

In each Contract Year, when there is Contract Value remaining, you may withdraw more than the Guaranteed Annual Withdrawal Amount in effect at the time of the withdrawal request, up to the current Contract Value.

Excess Withdrawals. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Withdrawal Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Withdrawal Benefit Base by more than the dollar amount of your Excess Withdrawal. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Withdrawal Amount.

Excess Withdrawal Amount = Total Withdrawal – remaining portion of the Guaranteed Annual Withdrawal Amount (prior to the withdrawal)

Excess Withdrawals reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Excess Withdrawal, and

(2)	is the greater of zero and the difference between (i) and (ii) where:

(i)	is the Contract Value[24] immediately prior to the Excess Withdrawal, and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the Excess Withdrawal.

Please see the “Guaranteed Growth and Income Benefit Rider: Excess Withdrawals” example in “Appendix A: Numerical Examples.”

If the Withdrawal Benefit Base is reduced by an Excess Withdrawal, your Guaranteed Annual Withdrawal Amount will be reduced on the Contract Anniversary following the Excess Withdrawal.

At the time you request the withdrawal (whether over the telephone or via a withdrawal form provided by the Company), the Company will provide information necessary to determine if the requested withdrawal amount would result in Excess Withdrawal treatment and thus reduce the Withdrawal Benefit Base. You may also contact the Company’s Customer Service at any time to determine whether a contemplated withdrawal would result in Excess Withdrawal treatment.

9.9. Systematic Withdrawals

Systematic withdrawals may be taken under either of the Withdrawal Options. The maximum systematic withdrawal amount is the Free Withdrawal Amount. However, systematic withdrawals can still be taken for the full Guaranteed Annual Withdrawal Amount in the Withdrawal Phase, even if it exceeds the Free Withdrawal Amount, but surrender charges will apply once the Free Withdrawal Amount has been depleted.

9.10. Required Minimum Distributions and the Guaranteed Growth and Income Benefit Rider

If you are obligated to take Required Minimum Distributions (due to IRS rules), and your Contract has been in effect through at least one calendar year-end, you can elect Required Minimum Distribution (RMD) withdrawals. You may elect to take your distributions as a one-time or systematic withdrawal. The Company will automatically calculate your distribution each calendar year-end. RMD calculations will be limited to your Penn Mutual Contract only.

Required Minimum Distributions in the Deferral Phase

In order to receive the RMDs from this Contract in the Deferral Phase without initiating the Lifetime Withdrawal Guarantee, the Company must receive a request to take RMDs as Early Access Withdrawals. The Contract will then remain in the Deferral Phase, and each RMD will reduce the Withdrawal Benefit Base and the Guaranteed Growth Base as outlined in the “Deferral Phase — Early Access Withdrawal Option” paragraph in Section 9.8 — “Withdrawal Options under the Rider.”

Required Minimum Distributions in the Withdrawal Phase

RMD withdrawals in the Withdrawal Phase are subject to more favorable Excess Withdrawal treatment. Such treatment is contingent on your acceptance of the Company’s calculations of the RMD amounts, and RMD calculations will be limited to your Penn Mutual Contract only.

24	After the Contract Value is reduced by the amount of any Purchase Payment Enhancement forfeited as a result of the withdrawal (applies only if the Smart Foundation Plus Base Contract Option is elected).

In the Withdrawal Phase, upon receipt of the written notification of the election of RMD withdrawals by the Company, the benefit will be treated as follows:

•

Every Contract Year the Guaranteed Annual Withdrawal Amount will be calculated as outlined above. This amount will not be changed based on the RMD requirement (which will be calculated every calendar year-end).

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.

•	If you elect to receive RMD withdrawals and the RMD amount is less than the Guaranteed Annual Withdrawal Amount, you will receive the RMD amount.

Please see the “RMD and Guaranteed Growth and Income Benefit Rider” example in “Appendix A: Numerical Examples.”

If your RMD amount exceeds your Guaranteed Annual Withdrawal Amount, you will have to withdraw more than the Guaranteed Annual Withdrawal Amount. Any RMD amount that is not taken as required will be subject to an imposition of the 50% excise tax as prescribed by federal law. RMD amounts may include a percentage of the value of all benefits under the Contract, which may include the present value of benefits under the Guaranteed Growth and Income Benefit Rider and other Contract provisions. Required Minimum Distributions from an IRA are always taxable.

9.11. 72 (q)/(t) Considerations

If a withdrawal is taken from the annuity before age 59 1/2, the IRS generally imposes a 10% early withdrawal penalty on such distributions. However, substantially equal periodic payments under IRC Section 72(q)/72(t) are exempt from the 10% penalty tax on early distributions. If you choose to exercise this option, you will be required to irrevocably choose one of the three acceptable methods (as defined by IRS regulations) and receive these payments until the later of five years or attainment of age 59 1/2.

If you wish to take withdrawals under the Code Sections 72(q) or 72 (t) (“72 (q)/(t)”) prior to age 59 1/2, you may do so systematically. If Lifetime Withdrawals are available to you (based on the Actual Age of the younger Covered Life), your Lifetime Withdrawal Guarantee will be exercised, and the Contract will move into the Withdrawal Phase. If you do not wish to exercise your Lifetime Withdrawal Guarantee, at the time the withdrawal is requested, you must request that the withdrawal be treated as an Early Access Withdrawal. The Contract will then remain in the Deferral Phase. If you are not yet eligible for the Lifetime Withdrawal Guarantee at the time the withdrawal is requested, the 72 (q)/(t) withdrawal will be automatically treated as an Early Access Withdrawal.

72 (q)/(t) withdrawals do not receive any special treatment under the Rider. If you take them as Early Access Withdrawals, the Withdrawal Benefit Base will be reduced as outlined under the “Deferral Phase — Early Access Withdrawal Option” paragraph of Section 9.8 — “Withdrawal Options under the Rider”. If 72 (q)/(t) withdrawals are taken under the Lifetime Withdrawal Guarantee and the amount of the withdrawal exceeds the Guaranteed Annual Withdrawal Amount, it will be subject to an Excess Withdrawal treatment.

At the end of your 72 (q)/(t) withdrawal period, withdrawal options are available to you if you wish to continue receiving distributions. You will be contacted in writing about your withdrawal options. If no response is received, distributions will end after your last 72 (q)/(t) payment.

9.12. Investment Allocation Options

Investment limitations and restrictions will be effective on the Rider Effective Date (as applicable to the Fixed Account) or the day the Contract enters the Withdrawal Phase (as applicable to the Separate Account). Once the investment allocation restrictions become effective, you must choose new allocations that satisfy the investment restrictions. If you attempt to allocate to Subaccounts which are not on the list of available options described below or to the Fixed Interest Options, or if you do not specify a change to your allocations when you enter the Withdrawal Phase, the Company will move the funds from Subaccounts which are not on the list to the Money Market Fund. You may specify a new allocation among Subaccounts on the list of available options at any time.

If you terminate the Rider, you will no longer be subject to investment allocation limitations and restrictions.

The Fixed Account

Fixed Interest Options are not available with the presence of this Rider. Purchase Payments or transfers directed to the Fixed Interest Options will not be accepted.

The Separate Account

Upon entering the Withdrawal Phase of the Rider, you will be subject to limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts. We reserve the right to add or change limitations and the way we administer them in the future, as well as to enforce limitations and restrictions in the Deferral Phase. Any change to investment options, limitations, or restrictions will be communicated to the Contract Owner 60 days prior to the date such change becomes effective, and the changes may apply to existing and new purchasers of this benefit.

The list of Subaccounts available as investment options in the Withdrawal Phase of the Rider is limited. This list is subject to change, and you will be notified in writing 60 days prior to any such change. The restrictions in place allow you to allocate your Purchase Payments to, and make transfers between, the following Subaccounts only:

Penn Series Funds, Inc.	Adviser / Sub-Adviser
Money Market Fund	Penn Mutual Asset Management, LLC
Limited Maturity Bond Fund	Penn Mutual Asset Management, LLC
Quality Bond Fund	Penn Mutual Asset Management, LLC
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Penn Mutual Asset Management, LLC
Index 500 Fund	SSGA Funds Management, Inc.
Small Cap Index Fund	SSGA Funds Management, Inc.
Developed International Index Fund	SSGA Funds Management, Inc.
Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderate Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Conservative Allocation Fund	Penn Mutual Asset Management, LLC
Conservative Allocation Fund	Penn Mutual Asset Management, LLC

Purchase Payments or transfers directed to the Subaccounts that are not listed above will not be accepted.

9.13. What if the Withdrawal Benefit Base or Contract Value is reduced to zero?

Effect of Withdrawal Benefit Base reducing to Zero

If the Withdrawal Benefit Base reduces to zero, and the Contract Value is greater than zero, the Withdrawal Benefit Base will be reset to the Contract Value on the next Contract Anniversary, unless the Contract Owner sends a written notice to the Company requesting to terminate the Rider. Upon this reset, the Guaranteed Annual Withdrawal Amount will be recalculated, and the guarantee will continue based on the recalculated values.

If the Withdrawal Benefit Base reduces to zero, and the Contract Value also reduces to zero, the Contract will be terminated.

Effect of Contract Value reducing to Zero

If the Contract Value is reduced to zero and any benefits are due under the Lifetime Withdrawal Guarantee, payments will continue annually according to the guarantee as described below. No Subsequent Purchase Payments will be accepted once the Contract Value is reduced to zero.

If the Contract Value reduces to zero in the Deferral Phase:

•

If the Withdrawal Benefit Base is greater than zero and you are eligible for the Lifetime Withdrawal Guarantee (based on age of the younger Covered Life), the Contract will be annuitized. The Guaranteed Annual Withdrawal Amount will be determined based on Withdrawal Benefit Base at the time of Annuitization and the then applicable Lifetime Withdrawal Rate (based on age of the younger Covered Life); Guaranteed Growth Increases will no longer apply.

•	If the Withdrawal Benefit Base is greater than zero but you are not yet eligible for the Lifetime Withdrawal Guarantee (based on age of the younger Covered Life), the Contract will be terminated.

•	If the Withdrawal Benefit Base also goes to zero, the Contract will be terminated.

If the Contract Value reduces to zero in the Withdrawal Phase:

•

If the Withdrawal Benefit Base is greater than zero, the Contract will be annuitized at the Guaranteed Annual Withdrawal Amount using the Withdrawal Benefit Base at the time of Annuitization and the Lifetime Withdrawal Rate. Payments will continue for the lifetime of the Covered Life(ves).

•	If the Withdrawal Benefit Base also reduces to zero, the Contract will be terminated.

9.14. What happens on the Annuity Date under the Rider?

The Annuity Date is specified in your Contract, and may be changed by your written request. On the Annuity Date, the Contract Value must be annuitized (please, see Section 6 — “The Annuity Payout Period”).

If the Guaranteed Growth and Income Benefit Rider is in effect on the Annuity Date described in your Contract, you will be offered an annuitization option which guarantees annuity payments in an amount at least equal to your Guaranteed Annual Withdrawal Amount. You may choose among the following options at annuitization:

(1)	Surrender the Contract and receive a Surrender Value,

(2)	Apply the Contract Value to any of the Annuity Options described in the “Annuity Options” section of the Contract,

(3)	Annuitize your Contract under the terms of the Rider.

If the Contract is surrendered or if the Contract Value is applied to an Annuity Option described in the Contract, the Lifetime Withdrawal Guarantee will expire. If the Contract is annuitized under the terms of the Rider, the annuity payments will continue according to the Lifetime Withdrawal Guarantee.

Annuitization under the terms of the Rider. Under the terms of the Rider, if both the Contract Value and the Withdrawal Benefit Base are greater than zero on the Annuity Date, your Contract will be annuitized as follows:

•

If the Contract is in the Deferral Phase as of the Annuity Date, it will be annuitized at the Guaranteed Annual Withdrawal Amount using the Lifetime Withdrawal Rate applicable at the time of Annuitization (based on the Actual Age of the younger Covered Life). This amount will be payable annually for the last surviving Covered Life’s Lifetime. After Annuitization, Guaranteed Growth Increases and Step-Ups will no longer apply.

•

If the Contract has entered the Withdrawal Phase, it will be annuitized at the Guaranteed Annual Withdrawal Amount effective at the time of Annuitization. This amount will be payable annually during the lifetime of the last surviving Covered Life. After Annuitization, Step-Ups will no longer apply.

You must select an Annuity Option at least 30 days prior to the Annuity Date. If the Guaranteed Growth and Income Benefit Rider is in effect when the maximum maturity date has been reached, and you did not specify an option you wish to exercise, your Contract will be annuitized under the conditions of the Rider.

When your Contract is annuitized, your payment schedule and the amount are fixed and cannot be altered. You will not be able to change to a different Annuity Option after the Contract is annuitized.

If the Contract is annuitized based on the Rider’s Lifetime Withdrawal Guarantee, the Death Benefit is no longer payable. Also, any favorable treatment of RMD withdrawals under the Rider no longer applies, as such distributions are no longer required. If the remaining payments due each Contract Year are less than $100, the remaining annuity payments will be commuted and a lump sum will be paid.

Annuitization under the Rider provisions vary in New York — please see “Appendix B: State Variations” for details.

9.15. What happens upon death under the Rider?

The Guaranteed Growth and Income Benefit Rider will terminate upon the death of the sole Covered Life for a Single Life Guarantee, or later death of both Covered Lives for a Joint Life Guarantee. The Death Benefit will then be distributed according to the death settlement options available under the terms of the Base Contract.

If the sole Annuitant dies, and there is a Joint Life Guarantee, the surviving Covered Life (as sole primary Beneficiary) may take the Standard Death Benefit payout and thus terminate the Rider. The Surviving Covered Life may also continue the Rider as-is, if permitted by federal law (continuation of the Contract is subject to distribution requirements upon the Contract Owner’s death according to IRS regulations).

Upon Contract Owner’s death, Contract Value will be payable to the Beneficiary and both the Contract and the Rider will terminate, unless there is a surviving Covered Life, who, as sole primary Beneficiary, continues the Contract (under Spousal Step-In ) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

9.16. Removing the Guaranteed Growth and Income Benefit Rider from your Contract

You can cancel the Guaranteed Growth and Income Benefit Rider any time on or after the third Contract Anniversary by sending a written request to the Company to do so. All charges for the Rider, Investment Allocation Restrictions and guaranteed payments will cease upon Rider termination.

9.17. Termination of the Guaranteed Growth and Income Benefit Rider

Upon the earliest of the following, the Guaranteed Growth and Income Benefit Rider will be terminated, but the Contract will remain in force:

(1)	At any time on or after the third Contract Anniversary, immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(2)	Upon a change in ownership (or assignment) of the Contract unless:

(a)	The new Contract Owner or assignee assumes full ownership of the Contract and is essentially the same person, such as:

(i)	an individual ownership changed to a personal revocable trust, or

(ii)	an eligible spousal Beneficiary who is also the surviving Covered Life elects to become the Successor Owner of the Contract and the Rider upon Contract Owner’s death, or

(iii)	a change to the Contract Owner’s spouse during the Contract Owner’s lifetime, or

(iv)	a change to a court appointed guardian representing the Contract Owner during the Contract Owner’s lifetime; or

(b)	The assignment is for the purposes of effectuating a 1035 exchange of the Contract.

(3)	Spousal Step-In of a Contract with a Single Life Guarantee upon the Contract Owner’s death (where the Contract Owner is the sole Covered Life);

(4)	Termination of the Enhanced Death Benefit (if purchased together with this Rider);

(5)	Annuitization under the Base Contract.

Upon Rider termination:

•	Charges for the Rider stop accruing,

•	Investment Allocation restrictions no longer apply, and

•	Guaranteed withdrawals available under the Rider will terminate.

If the Contract is terminated, the Rider will also terminate. Both the Contract and the Rider will terminate upon the earlier of:

(a)	Full surrender of the Contract;

(b)	Death of the Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee;

(c)	Standard Death Benefit is paid to surviving Covered Life (as sole primary Beneficiary) upon the death of the sole Annuitant with a Joint Life Guarantee (where the deceased Annuitant is one of the Covered Lives);

(d)	Contract Value is paid as a death settlement upon the death of the Contract Owner (who is one of the Annuitants and one of the Covered Lives under the Joint Life Guarantee), but the surviving Annuitant / Covered Life is not permitted to continue the Contract by federal law;

(e)	The Contract Value is reduced to zero and the Withdrawal Benefit Base is also reduced to zero;

(f)	The Contract Value is reduced to zero and you are not eligible for a Lifetime Withdrawal Guarantee based on your age as defined in your Contract, regardless of the value of the Withdrawal Benefit Base.

Termination provisions may vary by state — please see “Appendix B: State Variations” for details.

10. Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders

10.1. Purchasing both the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders with your Contract

You may purchase both the Guaranteed Growth and Income Benefit and the Enhanced Death Benefit optional benefits at the time you purchase your Contract. This will be referred to as the “Combination Rider” in the section below.

The Combination Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue or the Rider Effective Date.

Neither the Guaranteed Growth and Income Benefit nor the Enhanced Death Benefit is available on Smart Foundation Flex Variable Annuity for contracts purchased on or after May 27, 2016.

Issue Age Requirements

The strictest issue age requirement of the two stand-alone Riders must be met to purchase the Combination Rider. The Single Life Guarantee is available only if the Covered Life is between the ages of 35 and 75 on the Rider Effective Date. The Joint Life Guarantee is available only if, on the Rider Effective Date, both Covered Lives are between the ages of 35-75.

A Covered Life must always meet issue age requirements at time of designation.

Issue age for the Combination Rider is determined by the Age Nearest Birthday of the Covered Life(ves).

Owner / Annuitant Requirements

For a Single Life Guarantee to be issued, the Covered Life under the Combination Rider must be the sole Annuitant. The Covered Life must also be a Contract Owner unless the Contract Owner is an entity. Single Life Guarantee is not available if Joint Annuitants are named in the Contract.

For a Joint Life Guarantee to be issued, the first Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non-Owner Covered Life must be the sole primary Beneficiary. If Covered Lives are both Contract Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity.

Covered Life(ves) cannot be changed after the Rider Effective Date, except under conditions outlined in “Replacing a Covered Life Under a Joint Life Guarantee” below.

10.2. Single and Joint Life Guarantees

The Combination Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are measured using the age and lifetime of the Covered Life, and the Enhanced

Death Benefit is payable on death of the Covered Life. Under a Joint Life Guarantee, all Rider features are measured using the age of the younger Covered Life. If a Joint Life Guarantee is elected, upon the first death of a Covered Life, the surviving Covered Life can choose to continue the Contract25 and the Combination Rider, and the Enhanced Death Benefit will then be payable to the Beneficiary upon the death of the surviving Covered Life. You must specify both Covered Lives in the Application for a Joint Life Guarantee. A death benefit available at the death of the Owner (or Annuitant if the Owner is a non-natural person) prior to the later death of the Covered Lives is Contract Value only.

If you elect a Joint Life Guarantee for the Guaranteed Growth and Income Benefit Rider, your Enhanced Death Benefit automatically becomes a Joint Life Guarantee.

Converting a Single Life Guarantee to a Joint Life Guarantee

You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Rider Effective Date.

Converting a Joint Life Guarantee to a Single Life Guarantee

While both Covered Lives are living, if you have not started withdrawals under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, you may convert a Joint Life Guarantee to a Single Life Guarantee under the following conditions:

•	Death of a Covered Life; or

•	Removal of a Covered Life by the Contract Owner(s).

Once the Rider is converted to a Single Life Guarantee, the Rider Charge will change from Joint to Single, and no additional Covered Life may be added in the future. Upon conversion from a Joint Life Guarantee to a Single Life Guarantee, the withdrawal rates may be adjusted based on the age of the single covered life.

If you have started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, the Joint Life Guarantee cannot be converted to a Single Life Guarantee. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant requirements are satisfied), but the charge for the Rider would remain at the Joint Life Guarantee charge, and all features and benefits of the Rider will continue to be based upon the age/lifetime of the original Covered Lives.

Replacing a Covered Life Under a Joint Life Guarantee

If you have not started withdrawals under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, a Covered Life may be replaced by the Contract Owner(s). All features and benefits of the Combination Rider will be based on the age of the younger Covered Life (after replacement), and any Covered Life must also meet issue age requirements at the time of designation.

If you have started withdrawals under the Lifetime Withdrawal Guarantee of the Combination Rider, the Covered Life cannot be replaced. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant designation requirements are satisfied), but no additional Covered Life may be added in the future, and the Rider Charge would remain at the Joint Life Guarantee charge.

25	Federal tax regulations may require that a distribution take place upon Contract Owner’s death, unless spousal continuation is exercised. If spousal continuation is not exercised or not permitted by the IRS regulations, the death benefit will be paid out, and both the Contract and the Rider will terminate.

Impact of Divorce

Upon divorce, unless the divorce decree provides otherwise, you have the following options:

(1)	change the Combination Rider from a Joint Life Guarantee to a Single Life Guarantee (subject to conditions outlined under “Converting a Joint Life Guarantee to a Single Life Guarantee” above);

(2)	keep the Joint Life Guarantee, but replace a Covered Life (subject to conditions outlined under “Replacing a Covered Life under a Joint Life Guarantee” above); or

(3)	terminate the Combination Rider, thereby eliminating the Lifetime Withdrawal Guarantee and the Enhanced Death Benefit.

The Company will attempt to accommodate any other arrangements provided in a divorce decree.

10.3. What happens upon death under the Combination Rider?

The Combination Rider will terminate upon the death of the sole Covered Life for a Single Life Guarantee, or later death of both Covered Lives for a Joint Life Guarantee. The Death Benefit, including the Death Benefit Enhancement provided by this Rider, will then be distributed as described below.

The Enhanced Death Benefit is payable upon the death of the Covered Life under the Single Life Guarantee, or the later death of both Covered Lives under the Joint Life Guarantee. The amount payable is the Death Benefit Enhancement, which is the amount by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract. The Death Benefit Enhancement amount is determined as of the date our Administrative Office receives proof of death of the Covered Life (both Covered Lives for a Joint Life Guarantee) such as a death certificate or other official document establishing death, and other documents required to process the payment.

If the Enhanced Death Benefit Base is less than or equal to the Standard Death Benefit, no Death Benefit Enhancement is payable. The maximum Death Benefit Enhancement amount we will pay is $1,000,000 (this cap will apply at the time the death benefit is calculated). The Death Benefit Enhancement will be payable before the Annuity Date, until Actual Age 95 of the younger Covered Life under the Rider, or until the Contract Value reaches zero, if earlier.

Under a Single Life Guarantee:

If the sole Contract Owner is also the sole Annuitant and sole Covered Life, then:

(a)	Upon the death of the sole Contract Owner / Annuitant / Covered Life, the death benefit, including any Death Benefit Enhancement payable under the Combination Rider, will be paid to the Contract Owner’s Beneficiary. If permitted by federal law, a spouse of the deceased Contract Owner may exercise Spousal Step-In according to the terms of the Contract, but the Combination Rider will terminate.

If the sole Contract Owner is not the sole Annuitant and Covered Life, then:

(a)	Upon Annuitant’s death where the Contract Owner is an entity, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner.

On a jointly owned Contract:

(a)	Upon death of the sole Annuitant who is the Covered Life under the Combination Rider, the death benefit, including any Death Benefit Enhancement payable under the Combination Rider, will be paid to the surviving Contract Owner, who is deemed to be sole primary Beneficiary under the Beneficiary provision of the Contract. The surviving spousal Contract Owner may also choose to exercise Spousal Step-In according to the terms of the Contract if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death), but the Combination Rider will terminate.

(b)	Upon death of the Contract Owner who is not the Annuitant and sole Covered Life, the surviving spousal Contract Owner, who is also the sole Annuitant and the Covered Life under the Combination Rider, may continue the Contract and the Combination Rider if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). Surviving Contract Owner may also choose to receive the Contract Value[26] as a death settlement.

Under a Joint Life Guarantee:

If the sole Contract Owner is the sole Annuitant, then:

(a)	Upon death of the Covered Life who is the sole Annuitant and the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)	Upon death of the Covered Life who is designated as the Contingent Annuitant and who is not the Contract Owner, no death benefit is payable, and the Contract Owner may continue the Contract and the Combination Rider as sole Annuitant and Covered Life.

If the sole Contract Owner is the Contingent Annuitant named in the Contract, then:

(a)	Upon death of the Annuitant who is not the Contract Owner, the surviving Contract Owner who is also the surviving Covered Life, will become the Annuitant and continue the Contract and the Combination Rider as-is.

(b)	Upon death of the Contract Owner who is also the Contingent Annuitant in the Contract, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value[27] as a death settlement (and thus terminate the Contract and the Combination Rider), or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

If there is only one Contract Owner and Joint Annuitants are named in the Contract:

(a)

Upon death of the Annuitant or Joint Annuitant who is also the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value[28] as a death settlement (and thus terminate the Contract and the Combination Rider), or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon

26	Less any Purchase Payment Enhancement(s) credited in the 12 months preceding the date our Administrative Office receives proof of death that have not been already forfeited (applies only if the Smart Foundation Plus Base Contract Option is elected).
27	Less any Purchase Payment Enhancement(s) credited in the 12 months preceding the date our Administrative Office receives proof of death that have not been already forfeited (applies only if the Smart Foundation Plus Base Contract Option is elected).

Contract Owner’s death). The Standard Death Benefit is not payable until the later death of Annuitant and Joint Annuitant.

(b)	Upon death of the Covered Life who is not the Contract Owner and is named as Annuitant or Joint Annuitant, no death benefit is payable, and the Contract Owner may continue the Contract and Combination Rider as sole Annuitant and Covered Life.

On a jointly owned Contract with a sole Annuitant:

(a)	Upon death of the sole Annuitant, the surviving Contract Owner, who is also the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)	Upon death of the Contract Owner named as Contingent Annuitant who is also a Covered Life, no death benefit will be paid. The surviving Contract Owner who is the Annuitant and surviving Covered Life may continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). If continuation is not permitted by federal law, the surviving Contract Owner may receive the Contract Value as the death settlement (and thus terminate the Contract and the Rider).

On a jointly owned Contract with Joint Annuitants:

(a)

Upon first death, the surviving Contract Owner who is also the surviving Annuitant and surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value[28] (and thus terminate the Contract and the Combination Rider), or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)	Upon later death, the death benefit, including any Death Benefit Enhancement payable under this Combination Rider, will be paid to the Contract Owner’s Beneficiary(ies).

10.4. Rider Charge

If you purchase the Combination Rider, you will pay a reduced charge for the Enhanced Death Benefit Rider. Current and maximum charges, as well as the maximum charge increases, for the Guaranteed Growth and Income Benefit Rider and the Enhanced Death Benefit Rider when purchased in combination are summarized in the “Rider Charges” subsection of Section 3.2 — “Periodic Charges”.

10.5. Investment Allocation Options

If you purchase the Guaranteed Growth and Income Benefit Rider and Enhanced Death Benefit Rider together, you will be subject to the most restrictive limitation and requirements of the two stand-alone Riders in regards to your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts. Currently, the Investment Allocation Options available with the Guaranteed Growth and Income Benefit Rider supersede those of the Enhanced Death Benefit Rider. The Investment Allocation Options are designed to reduce the overall volatility of your Contract and to limit the Company’s risk under the Riders. During rising markets, the Investment Allocation Options could cause your Contract Value to rise less than would be the case had you been invested in more aggressive investment strategies. Conversely, in declining markets, the Investment Allocation Options could cause your Contract Value to decline less than would be the case had you been invested in more aggressive investment strategies. These options are described in detail in section 9.12 — “Investment Allocation Options”.

We reserve the right to add or change limitations and the way we administer them in the future. Any change to investment options, limitations, or restrictions will be communicated to the Contract Owner 60 days prior to the date such change becomes effective, and the changes may apply to existing and new purchasers of this benefit.

If you terminate the Guaranteed Growth and Income Benefit Rider and Enhanced Death Benefit Rider, which can only be done simultaneously, you will no longer be subject to these limitations and restrictions.

10.6. Removal or Termination of the Guaranteed Growth and Income and Enhanced Death Benefit Combination Rider

You can cancel the Combination Rider at any time on or after the third Contract Anniversary. You cannot terminate each Rider independently.

11. Inflation Protector Withdrawal Benefit

The Inflation Protector Withdrawal Benefit Rider may not be available in all states. Please check with your financial advisor to determine availability.

11.1. Benefit Overview and Important Information

Benefit Overview

Living Benefit Guarantee.  The Inflation Protector Withdrawal Benefit (also referred to as “Rider” throughout this section) is an optional benefit that provides a Living Benefit Guarantee. This Rider provides for Living Benefit Withdrawals that are adjusted for Inflation Increases and market Step-Ups. The Living Benefit Guarantee provides a choice of withdrawals for either —

1)	the lifetime of the last surviving Covered Life under the Lifetime Withdrawal Guarantee, or

2)	the earlier of the Standard Withdrawal Benefit Balance reducing to zero or the lifetime of the last surviving Covered Life under the Standard Withdrawal Guarantee.

The Inflation Increase provides a compound interest increase to the Withdrawal Benefit Base, while market Step- Ups lock in Contract Value annually (if higher than the Withdrawal Benefit Base after the Inflation Increase is credited). The Withdrawal Benefit Base is accumulated in this way both before and after withdrawals under the Living Benefit Guarantee are exercised (Inflation Increases may expire under certain conditions).

The Living Benefit Withdrawal is based on this Withdrawal Benefit Base and provides income at eligible ages.

Under the Lifetime Withdrawal Guarantee, lifetime income is guaranteed as a percentage of the Withdrawal Benefit Base that varies with the age of the younger Covered Life and the number of years that Purchase Payments have been in the Contract (if applicable) at the time the Lifetime Withdrawal Guarantee is exercised.

Under the Standard Withdrawal Guarantee, income for the earlier of the Standard Withdrawal Benefit Balance reducing to zero or life is guaranteed as a percentage of the Withdrawal Benefit Base. The percentage is selected by the Contract Owner at the time the Standard Withdrawal Guarantee is elected. The available percentages vary with the then applicable Lifetime Withdrawal Rate, the Standard Withdrawal Rate Threshold, and the age of the younger Covered Life at the time the Standard Withdrawal Guarantee is exercised.

This Rider is appropriate for someone who is seeking guaranteed income which grows with inflation, but also wants to stay invested in the securities market to allow for potentially higher growth in Contract Value and market Step-Ups of the Withdrawal Benefit Base. Income under the Lifetime Withdrawal Guarantee and the Standard Withdrawal Guarantee becomes available starting at age 55. Withdrawal percentages are based on the age of the younger Covered Life, if you elect the Joint Life Guarantee.

The Annuity Payout Period (Annuitization) may begin under certain conditions of the Rider and may be payable at the Guaranteed Annual Withdrawal Amount according to the Rider. For further information, please see Section 11.16 — “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” and Section 11.17 — “What happens on the Annuity Date under the Rider”.

Important Information about the Rider:

•	The Rider is an optional benefit added to your Contract; it provides various benefits described in this prospectus for an additional charge.

•	The Inflation Protector Withdrawal Benefit is not available on Smart Foundation Flex Variable Annuity for contracts purchased on or after May 27, 2016.

•	Termination of the Contract results in termination of this Rider. Termination of the Rider or the Contract will result in termination of guaranteed living benefit withdrawals.

•	The Rider Charges are non-refundable, whether or not you take withdrawals while the Rider is in effect.

•	All withdrawals, including the withdrawals taken while the Rider is in effect, reduce your Contract Value and death benefit.

•

All withdrawals, including the Free Withdrawal Amount, will be subject to the terms of the Rider. If the withdrawal amount is greater than the Free Withdrawal Amount (whether or not it is below the Guaranteed Annual Withdrawal Amount), it will be subject to Surrender Charges (See “Surrender Charge” subsection of Section 3.1 — “Transaction Charges” for details) and any other applicable charges.

•

Your Contract is subject to limitations on your Fixed Interest and Subaccount allocations according to the terms of the Rider. The Company can change these limitations with 60 days prior notice to you, and may do so as a result of changes in the economic environment or for changes in the Subaccount options available under the Contract.

•	Excess Withdrawals may reduce future benefits by more than the dollar amount of the Excess Withdrawal, and may result in one or more of the following:

i)	a permanent reduction in your future Guaranteed Annual Withdrawal Amount;

ii)	termination of the Rider;

iii)	termination of the Contract.

To determine if your withdrawal would be considered an Excess Withdrawal and/or to find out what your Guaranteed Annual Withdrawal Amount would be after the Excess Withdrawal is taken, please contact Customer Service prior to requesting the withdrawal.

•

Withdrawals from tax-qualified contracts during the Withdrawal Phase up to the amount of Required Minimum Distributions are not considered Excess Withdrawals and do not incur the adverse consequences of Excess Withdrawals under the Rider).

11.2. Purchasing the Inflation Protector Withdrawal Benefit Rider with your Contract

At the time you purchase your Contract, you have the option to purchase an Inflation Protector Withdrawal Benefit Rider for an additional charge. This Rider may not be added after you purchase the Contract. The Rider Effective Date is the Contract Date. This Rider is available for purchase with any Base Contract Option, and may also be purchased in combination with the Enhanced Death Benefit Rider (see Section 8 — “Enhanced Death Benefit” and Section 12 — “Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders” for more information). If you purchase the Rider in combination with the Enhanced Death Benefit Rider, you will not be able to terminate them independently in the future.

The Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue or the Rider Effective Date.

Issue Age Requirements

The Single Life Guarantee is available only if the Covered Life is between the ages of 35 and 80 on the Rider Effective Date. The Joint Life Guarantee is available only if, on the Rider Effective Date, the older Covered Life is between the ages of 35-85, and the younger Covered Life is between the ages of 35-80.

A Covered Life must always meet issue age requirements at time of designation.

Issue age for the Rider is determined by the Age Nearest Birthday of the Covered Life(ves).

Owner / Annuitant Requirements

For a Single Life Guarantee to be issued, the Covered Life under the Rider must be the sole Annuitant. The Covered Life must also be a Contract Owner unless the Contract Owner is an entity. Single Life Guarantee is not available if Joint Annuitants are named in the Contract.

For a Joint Life Guarantee to be issued, the first Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non-Owner Covered Life must be the sole primary Beneficiary. If Covered Lives are both Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity.

Covered Life(ves) cannot be changed after the Rider Effective Date, except under conditions outlined in “Replacing a Covered Life Under a Joint Life Guarantee” below.

Example Owner / Annuitant arrangements permitted under the Rider:

Single Life Guarantee:

Contract Owner(s)	Annuitant	Covered Life

John Smith	John Smith	John Smith

John Smith + Elisabeth Smith	John Smith	John Smith

John Smith + Elisabeth Smith	Elisabeth Smith	Elisabeth Smith

Entity	John Smith	John Smith

Joint Life Guarantee:

Contract Owner(s)	Annuitant	Joint Annuitant (Non-Qualified Contract 1035 Exchanges Only)	Contingent Annuitant	Covered Lives

John Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith

11.3. Single and Joint Life Guarantees

The Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are measured using the age and lifetime of the sole Covered Life, who is also the sole Annuitant. Under a Joint Life Guarantee, all Rider features are measured using the age of the younger Covered Life, and all lifetime benefits are payable over the lifetime of the last survivor of the Covered Lives. You must specify both Covered Lives in the Application for a Joint Life Guarantee.

Converting a Single Life Guarantee to a Joint Life Guarantee

You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Rider Effective Date.

Converting a Joint Life Guarantee to a Single Life Guarantee

If you have not started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, you may convert a Joint Life Guarantee to a Single Life Guarantee under the following conditions:

•	Death of a Covered Life; or

•	Removal of a Covered Life by the Contract Owner(s).

Once the Rider is converted to a Single Life Guarantee, all Single Life Guarantee Rider features and benefits provided under the Rider will apply, and no additional Covered Life may be added in the future.

If you have started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Rider, the Joint Life Guarantee cannot be converted to a Single Life Guarantee. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant requirements are satisfied), but the features and benefits provided under a Joint Life Guarantee will still apply.

Replacing a Covered Life Under a Joint Life Guarantee

If you have not started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, a Covered Life may be replaced by the Contract Owner(s). All features and benefits of the Rider will be based on the age of the younger Covered Life (after replacement), and any Covered Life must also meet issue age requirements at time of designation.

If you have started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Rider, the Covered Life cannot be replaced. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant designation requirements are satisfied), but no additional Covered Life may be added in the future, and the features and benefits provided under a Joint Life Guarantee would still apply.

Impact of Divorce

Upon divorce, unless the divorce decree provides otherwise, you have the following options:

(1)	change the Rider from a Joint Life Guarantee to a Single Life Guarantee (subject to conditions outlined under “Converting a Joint Life Guarantee to a Single Life Guarantee” above);

(2)	keep the Joint Life Guarantee, but replace a Covered Life (subject to conditions outlined under “Replacing a Covered Life under a Joint Life Guarantee” above); or

(3)	terminate the Rider, thereby eliminating the Living Benefit Guarantee.

The Company will attempt to accommodate any other arrangements provided in a divorce decree. Any change or transfer of ownership as a result of divorce is subject to the change in ownership provisions of the Contract.

11.4. Withdrawal Benefit Base

The Withdrawal Benefit Base is the amount used to determine the value of the Guaranteed Annual Withdrawal Amount for the Living Benefit Guarantee withdrawal options.

In the Deferral Phase, the Withdrawal Benefit Base can grow due to Inflation Increases, Step-Ups, or Subsequent Purchase Payments and decrease for Early Access Withdrawals. The period during which withdrawals are taken under one of the Living Benefit Guarantee withdrawal options is called the Withdrawal Phase. In the Withdrawal Phase, the Withdrawal Benefit Base may increase with Inflation Increases, or annual Step-Ups and decrease for Excess Withdrawals.

Subsequent Purchase Payments will not be permitted during the Withdrawal Phase.

How is the Withdrawal Benefit Base determined?

On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Purchase Payments received by the Company.

After the Rider Effective Date, the value of the Withdrawal Benefit Base is determined based on the Contract Phase.

In the Deferral Phase, the Withdrawal Benefit Base increases by the dollar amount of each subsequent Purchase Payment. Each year on the Contract Anniversary until the end of the Deferral Phase Inflation Increase Period (described below), an Inflation Increase will be credited to the Withdrawal Benefit Base. After the Inflation Increase (if applicable) is credited, the Withdrawal Benefit Base will be evaluated for an Automatic Annual Step-Up opportunity until Actual Age 95 of the younger Covered Life or the Annuity Date (if earlier). The Withdrawal Benefit Base will decrease for Early Access Withdrawals (see the “Deferral Phase — Early Access Withdrawal Option” paragraph in Section 11.9 — “Withdrawal Options under the Rider — Deferral Phase” for more details).

At the time the Living Benefit Guarantee is first exercised, if the Contract Value is greater than the Withdrawal Benefit Base, then the Withdrawal Benefit Base will be set equal to the Contract Value.

Please, see the “Inflation Protector Withdrawal Benefit Rider: Withdrawal Benefit Base at the start of Living Benefit Guarantee withdrawals” example in “Appendix A: Numerical Examples” for details on how the Withdrawal Benefit Base is determined at the time you begin your Living Benefit Guarantee withdrawals.

The Guaranteed Annual Withdrawal Amount will be calculated based on the Withdrawal Benefit Base at that time.

In the Withdrawal Phase, each year on the Contract Anniversary until the end of the Withdrawal Phase Inflation Increase Period (described below) an Inflation Increase will be credited to the Withdrawal Benefit Base. After the Inflation Increase (if applicable) is credited, the Withdrawal Benefit Base will continue to be evaluated for an Automatic Annual Step-Up opportunity until Actual Age 95 of the younger Covered Life or the Annuity Date (if earlier). The Withdrawal Benefit Base will decrease for Excess Withdrawals (see the “Effect of Withdrawals on Withdrawal Benefit Base” subsection in Section 11.10 — “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee” and Section 11.11 — “Withdrawal Options under the Rider — Standard Withdrawal Guarantee under the Living Benefit Guarantee” for more details).

There are additional conditions that apply to Withdrawal Benefit Base increases if your Base Contract option includes Purchase Payment Enhancements. Please see Section 11.5 “Smart Foundation Plus Base Contract Option and the Inflation Protector Withdrawal Benefit Rider”.

The Maximum Withdrawal Benefit Base is $10,000,000.

Inflation Increase of Withdrawal Benefit Base

On each Contract Anniversary, before the end of the Deferral Phase Inflation Increase Period in the Deferral Phase or the Withdrawal Phase Inflation Increase Period in the Withdrawal Phase, and if the Withdrawal Benefit Base is greater than zero, the Company will credit an Inflation Increase to the Withdrawal Benefit Base. The Inflation Increase is calculated on Contract Anniversary and equals the Inflation Factor multiplied by the average monthly Withdrawal Benefit Base over the prior Contract Year.

Inflation Factor. The Inflation Factor is calculated based on the Consumer Price Index for All Urban Consumers (CPI-U), which is published monthly by the Bureau of Labor Statistics of the U.S. Department of Labor on a one-month lag. If this Index is discontinued or a new index series is established on a different basis, the Company may establish a new basis for determining the Inflation Factor. The Contract Owner will be given at least 90-days notice prior to any such change.

CPI-U. The Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. It represents about 87% of the total U.S. population, counting almost all residents of urban and metropolitan areas. The CPI-U, or “headline inflation,” is the most comprehensive and widely used inflation measurement. Unlike the widely utilized core inflation, CPI-U includes goods with high price volatility such as food and energy.

The Inflation Factor applicable to the Contract on its Contract Anniversary will be determined at the beginning of the calendar month that contains the Contract Anniversary. The Inflation Factor equals the lesser of the Maximum Inflation Factor of 6% or the ratio of (1) to (2), where:

(1)	is the greater of zero and the difference between (a) and (b), where:

(a)	is the CPI-U released in the previous month (most recent release), and

(b)	is the CPI-U released twelve months prior to the most recent release, and

(2)	is the CPI-U released twelve months prior to the most recent release.

Maximum Inflation Factor for Inflation Protector Withdrawal Benefit varies in New York — please see “Appendix B: State Variations” for details.

Average monthly Withdrawal Benefit Base.  The average monthly Withdrawal Benefit Base is used to calculate the annual Inflation Increase. The average monthly Withdrawal Benefit Base is the average monthly value (on each monthiversary) of the Withdrawal Benefit Base over the previous twelve months of the Contract Year.

Deferral Phase Inflation Increase Period.  In the Deferral Phase, the period of time during which Inflation Increases will be applied to the Withdrawal Benefit Base is defined as the Deferral Phase Inflation Increase Period.

The Deferral Phase Inflation Increase Period begins on the Rider Effective Date and lasts until the end of the Deferral Phase (see “Deferral Phase” paragraph in Section 11.7 — “Contract Phases under the Rider — Overview”).

Please see the “Inflation Protector Withdrawal Benefit Rider: Inflation Increase of Withdrawal Benefit Base in Deferral Phase” example in “Appendix A: Numerical Examples.”

Withdrawal Phase Inflation Increase Period — Lifetime Withdrawal Guarantee.  In the Withdrawal Phase under the Lifetime Withdrawal Guarantee (described in Section 11.10 — “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee”), Inflation Increases will be applied to the Withdrawal Benefit Base as long as the Contract Value is greater than zero within the Withdrawal Phase.

If at some point in the Withdrawal Phase under the Lifetime Withdrawal Guarantee the Contract Value reduces to zero, the Withdrawal Phase Inflation Increase Period will cease when 20 contract years have passed since the later of (1) and (2), where:

(1)	is the Contract Year in which Lifetime Withdrawals began, and

(2)	is the date of the most recent Automatic Annual Step-Up of Withdrawal Benefit Base.

If the Contract is still in the Withdrawal Phase at Actual Age 95 of the younger Covered Life or the Annuity Date (if earlier), the Withdrawal Phase Inflation Increase Period will cease upon Annuitization.

Withdrawal Phase Inflation Increase Period – Standard Withdrawal Guarantee. In the Withdrawal Phase under the Standard Withdrawal Guarantee (described in Section 11.11 — “Withdrawal Options under the Rider — Standard Withdrawal Guarantee under the Living Benefit Guarantee”), Inflation Increases will be applied to the Withdrawal Benefit Base until the earlier of (1) and (2), where:

(1)	is Actual Age 95 of the younger Covered Life or the Annuity Date (if earlier), and

(2)	is the last Contract Anniversary prior to the Standard Withdrawal Benefit Balance reducing to zero.

Automatic Annual Step-Up of Withdrawal Benefit Base

An Automatic Annual Step-Up of Withdrawal Benefit Base is an increase of the Withdrawal Benefit Base to an amount equal to 100% of the Contract Value. On each Contract Anniversary until age 95 of the younger Covered Life or the Annuity Date (if earlier), your Withdrawal Benefit Base will be evaluated for an Automatic Annual Step-Up opportunity. If the Contract Value at the time of evaluation is greater than the Withdrawal Benefit Base (after an Inflation Increase is credited, if applicable), the Withdrawal Benefit Base will automatically step-up to the Contract Value. In addition, if the Contract has entered the Withdrawal Phase, the Guaranteed Annual Withdrawal Amount will increase by the same percentage as the Withdrawal Benefit Base, unless you have chosen the Lifetime Withdrawal Guarantee and the Lifetime Withdrawal Rate is also increased (see the “Lifetime Withdrawal Rate after Step-Up” paragraph in Section 11.10 — “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee”).

Example. Please see “Inflation Protector Withdrawal Benefit Rider: Automatic Annual Step-Up of Withdrawal Benefit Base in Deferral Phase” example in “Appendix A: Numerical Examples.”

Effect of Additional Purchase Payments

During the Deferral Phase, the Withdrawal Benefit Base increases by the dollar amount of each Subsequent Purchase Payment. Purchase Payments made on Contract Anniversary are credited to the Withdrawal Benefit Base after the Inflation Increase is credited and evaluation for an Automatic Annual Step-Up of Withdrawal Benefit Base takes place.

Additional Purchase Payments will not be permitted during the Withdrawal Phase.

Additional Notes for the Withdrawal Benefit Base

The Rider Charge is expressed as an annual percentage of the Withdrawal Benefit Base. If the Withdrawal Benefit Base increases, the dollar amount of the Rider Charge will also increase.

The Withdrawal Benefit Base is a reference amount only, cannot be withdrawn in a lump sum, and is not payable as a death benefit.

11.5. Smart Foundation Plus Base Contract Option and the Inflation Protector Withdrawal Benefit Rider

This section applies only if you purchase the Smart Foundation Plus Base Contract Option.

Effect of Purchase Payment Enhancements on the Withdrawal Benefit Base

Purchase Payment Enhancements are not included in the initial Withdrawal Benefit Base on the Contract Date, and do not increase the Withdrawal Benefit Base when Subsequent Purchase Payments are made.

Automatic Annual Step-Up of Withdrawal Benefit Base — Deferral Phase. If you have a Smart Foundation Plus Base Contract Option, your Contract Value will be immediately credited with the Purchase Payment Enhancement for every Purchase Payment that you make. If an Automatic Annual Step-Up of Withdrawal Benefit Base under this Rider takes place, any Purchase Payment Enhancements which are part of the then current Contract Value also become part of the Withdrawal Benefit Base.

Withdrawal Benefit Base Enhancement True-Up

This feature is not available in New York.

Each Purchase Payment Enhancement is subject to the Withdrawal Benefit Enhancement True-Up Waiting Period of three years, beginning on the date of the Purchase Payment, for inclusion in the True-Up evaluation. After the Withdrawal Benefit Base True-Up Waiting Period has elapsed for the initial Purchase Payment, the Withdrawal Benefit Enhancement True-Up will take place every anniversary, until a withdrawal is taken (including Early Access Withdrawals).

Evaluation for a Withdrawal Benefit Base Enhancement True-Up will be carried out in the following order:

Step 1:	Inflation Increase is credited to the Withdrawal Benefit Base,

Step 2:	Withdrawal Benefit Base is evaluated for an Automatic Annual Step-Up of Withdrawal Benefit Base,

Step 3:	Withdrawal Benefit Base is evaluated for Withdrawal Benefit Base Enhancement True-Up.

At the time of Withdrawal Benefit Base Enhancement True-Up evaluation, your Withdrawal Benefit Base (determined in Step 2) will be compared to the Withdrawal Benefit Enhancement True-Up Base. The Withdrawal Benefit Enhancement True-Up Base is the sum of (1) and (2), where:

(1)	is the sum of Purchase Payments, up to, but not including the date on which the evaluation takes place, and

(2)	is the sum of Purchase Payment Enhancements which are at least 36 months old as of the date of the evaluation, multiplied by the Withdrawal Benefit Enhancement True-Up percentage of 100%.

If the Withdrawal Benefit Base (determined in Step 2) is less than the Withdrawal Benefit Enhancement True-Up Base, your Withdrawal Benefit Base will be set equal to the Withdrawal Benefit Enhancement True-Up Base.

If you take any withdrawals, including Early Access Withdrawals, your Withdrawal Benefit Base will no longer be evaluated for Withdrawal Benefit Base Enhancement True-Up.

Purchase Payments made on Contract Anniversary will be added to the Withdrawal Benefit Base after the evaluation for Withdrawal Benefit Base Enhancement True-Up has occurred.

Please, refer to the “Inflation Protector Withdrawal Benefit Rider: Enhancement True-Up” example in “Appendix A: Numerical Examples.”

11.6. Rider Charge

The Rider Charge is expressed as an annual percentage of the Withdrawal Benefit Base. One fourth of the annual Rider Charge will be multiplied by the average monthly Withdrawal Benefit Base for the quarter and this amount will be deducted on the last day of the Contract Year Quarter. The Withdrawal Benefit Base used in the calculation is the average monthly Withdrawal Benefit Base over the quarter, which does not include the Inflation Increase for the current Contract Year. Rider Charges will be deducted until the Annuity Date. The Rider Charge will be deducted from the Subaccounts pro-rata based on the fund allocation at the time of deduction.

Please see the “Inflation Protector Withdrawal Rider: Rider Charge” example in “Appendix A: Numerical Examples.”

If you make a full surrender of your Contract before the charges for any Riders are deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge, on the date the Contract is surrendered. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization, or deducted after the Annuity Date.

The current Rider Charge for a Single Life Guarantee is 1.25%, and 1.50% for a Joint Life Guarantee. The Maximum Rider Charge is 2.50% and the Maximum Rider Charge Increase is 0.50%. Current and Maximum Rider Charges, as well as the Maximum Charge Increases are summarized in the “Rider Charges” subsection in Section 3.2 — “Periodic Charges”.

Rider Charge for Inflation Protector Withdrawal Benefit varies in New York — please see “Appendix B: State Variations” for details.

On the date of an Automatic Annual Step-Up of Withdrawal Benefit Base to the Contract Value, the Rider Charge may be increased, but by no more than the Maximum Rider Charge Increase, and will not be greater than the Rider Charge applicable to the class of Contract Owners then electing this Rider. The Rider Charge will not exceed the Maximum Rider Charge. The Contract Owner will be notified 60 days before an applicable Rider Charge increase and can opt out of any future Rider Charge increases by sending a written request to the Company at least 30 days prior to a Contract Anniversary. If the Contract Owner opts out of the Rider Charge increase, no future increases in the current charge for the Rider will be made and all future Automatic Annual Step-Ups of Withdrawal Benefit Base will be suspended.

The Contract Owner may request a reinstatement of the Automatic Annual Step-Ups of the Withdrawal Benefit Base by sending a written request to the Company, which must be received at least 30 days prior to a Contract Anniversary, on which the reinstatement is requested to be effective. Future charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time. The Rider Charge upon reinstatement may be increased by more than the Maximum Rider Charge increase, but will never exceed the Maximum Rider Charge.

11.7. Contract Phases under the Rider — Overview

The Rider has two phases, the Deferral Phase and the Withdrawal Phase. These phases are independent of the Accumulation Period and Annuity Payout Period of your Contract.

I	Deferral Phase

Your Contract will stay in the Deferral Phase until you exercise withdrawals under the Living Benefit Guarantee and enter the Withdrawal Phase. In the Deferral Phase (prior to the Annuity Date), you can take withdrawals that do not initiate the Withdrawal Phase of the Rider. Such withdrawals are called Early Access Withdrawals: please see “Deferral Phase — Early Access Withdrawal Option” subsection in 11.9 — “Withdrawal Options under the Rider — Deferral Phase” for details.

The Deferral Phase begins on the Contract Date and continues until the earliest of the following:

(a)	One of the Living Benefit Guarantee withdrawal options is exercised (Lifetime Withdrawal Guarantee and Standard Withdrawal Guarantee not available before Actual Age 55 is attained by the younger Covered Life — please see Section 11.10 — “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee” and Section 11.11 — “Withdrawal Options under the Rider — Standard Withdrawal Guarantee under the Living Benefit Guarantee” for more details),

(b)	Contract Value is reduced to zero and the Living Benefit Guarantee is not available (please see Section 11.16 — “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” for more details),

(c)	Annuitization upon the earlier of:

(1)	Contract Value is reduced to zero and the Living Benefit Guarantee is available (please see Section 11.16 — “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” for more details),

(2)	Actual Age 95 is attained by the younger Covered Life or the Annuity Date (if earlier) and the Contract enters the Annuity Payout Period (please see Section 11.17 — “What happens on the Annuity Date under the Rider?” for more details),

(d)	Termination of the Contract or Rider, or

(e)	The death of the sole Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee.

II	Withdrawal Phase

The period during which you take withdrawals under one of the Living Benefit Guarantee withdrawal options is called the Withdrawal Phase.

The Withdrawal Phase begins when you first exercise one of the Living Benefit Guarantee withdrawal options (i.e. initiate living benefit withdrawals) and continues until the earliest of the following:

(a)	Withdrawal Benefit Base and Contract Value is reduced to zero, or the Contract Value is reduced to zero and no Living Benefit Guarantee is available based on the age of the younger Covered Life (please see Section 11.16 — “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” for more details),

(b)	Termination of the Contract or Rider,

(c)	Annuitization upon the earlier of:

(1)	Contract Value is reduced to zero (please see Section 11.16 — “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” for more details),

(2)	Actual Age 95 is attained by the younger Covered Life or the Annuity Date (if earlier) and the Contract enters the Annuity Payout Period (please see Section 11.17 — “What happens on the Annuity Date under the Rider?” for more details),

(d)	The death of a sole Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee.

The Withdrawal Phase may occur during the Accumulation Period of the Contract prior to beginning the Annuity Payout Period. Lifetime withdrawals and Standard withdrawals become available at Actual Age 55 of the younger Covered Life. Please see Section 11.10 — “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee” and Section 11.11 — “Standard Withdrawal Guarantee under the Living Benefit Guarantee” for details.

11.8. Withdrawal Options under the Rider — Overview

Withdrawals can be taken in both the Deferral and Withdrawal Phases. During both Contract Phases, surrender charges will apply if withdrawals exceed the Contract’s annual Free Withdrawal Amount. Surrender charges are not a fixed amount. Please see the “Surrender Charge” paragraph in Section 3.1 — “Transaction Charges” for more details.

Deferral Phase

You are permitted to take a withdrawal during the Deferral Phase that does not initiate the Living Benefit Guarantee and will keep the Contract in the Deferral Phase.

You must request to remain in the Deferral Phase. If no written request is made and you are eligible to receive Living Benefit Guarantee withdrawals (based on the age of the younger Covered Life), your Living Benefit Guarantee will be initiated and the Contract will move into the Withdrawal Phase. Withdrawal Phase — Living Benefit Guarantee

Once the younger Covered Life has reached the eligible age of 55, you may exercise your Living Benefit Guarantee and enter the Withdrawal Phase.

Once withdrawals have started under the Living Benefit Guarantee, Partial Annuitization is no longer available.

Living Benefit Guarantee

There are two Living Benefit Guarantee withdrawal options in the Withdrawal Phase: the Standard Withdrawal Guarantee and the Lifetime Withdrawal Guarantee. You must elect one of the withdrawal options at the time the Living Benefit Guarantee is exercised. You cannot change withdrawal options at any time after the election is requested. The Living Benefit Guarantee withdrawal options are only available if the Actual Age of the younger Covered Life at the time of the first Living Benefit Guarantee withdrawal is 55 or older for both the Standard Withdrawal Guarantee and the Lifetime Withdrawal Guarantee. Unless requested in writing to remain in the Deferral Phase, if withdrawals are requested after the age at which the Living Benefit Guarantee withdrawal options become available, the Contract will be entered into the Withdrawal Phase under the Living Benefit Guarantee.

Termination of the Rider or the Contract will result in termination of payments under this guarantee (please refer to Section 11.20 — “Termination of Inflation Protector Withdrawal Benefit Rider” for more details).

11.9. Withdrawal Options under the Rider — Deferral Phase

Deferral Phase — Early Access Withdrawal Option

You are permitted to take a withdrawal during the Deferral Phase that does not initiate the Living Benefit Guarantee and will keep the Contract in the Deferral Phase. Such withdrawals are considered Early Access Withdrawals (referred to as Deferral Phase Withdrawals in the Contract), and allow you to wait for a higher Lifetime Withdrawal Rate. You may elect to take the Early Access Withdrawal as a one-time or systematic withdrawal. At the time the withdrawal is requested, you must indicate to the Company that you are requesting an Early Access Withdrawal and that you do not wish to enter the Withdrawal Phase.

If you request a withdrawal before the Living Benefit Guarantee becomes available to you (based on the age of the younger Covered Life), it will be treated as an Early Access Withdrawal, which can be taken as a one-time distribution or periodically under the systematic withdrawal option, and the Contract will remain in the Deferral Phase. If the withdrawals are set up systematically, the Contract will remain in the Deferral Phase until the request is received by the Company with instructions to enter the Withdrawal Phase and to exercise the Living Benefit Guarantee. There may be tax implications to taking withdrawals prior to age 59  1/2. See Section 14 — “Taxes” for more information.

If the Lifetime Withdrawal Guarantee (described in Section 11.10 — “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee”) is available to you (based on the age of younger Covered Life), you must request in writing to remain in the Deferral Phase. If no written request is made, the Living Benefit Guarantee will be exercised under the Lifetime Withdrawal Guarantee and the Contract will move into the Withdrawal Phase.

If the Lifetime Withdrawal Guarantee (described in Section 11.10 — “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee”) is not available to you (based on the age of younger Covered Life), the Living Benefit Guarantee will be exercised under the Standard Withdrawal Guarantee (described in Section 11.11 — “Withdrawal Options under the Rider — Standard Withdrawal Guarantee under the Living Benefit Guarantee”) at the lowest available Standard Withdrawal Rate, and the Contract will move into the Withdrawal Phase.

If you wish to remain in the Deferral Phase, you must specifically request an Early Access Withdrawal, which can be taken as a one-time distribution or systematically. If you request to receive an Early Access Withdrawal systematically, your Contract will remain in the Deferral Phase until you send us a request with instructions to enter the Withdrawal Phase and exercise the Living Benefit Guarantee. There may be tax implications to taking withdrawals prior to age 59  1/2. See Section 14 — “Taxes” for more details.

Effect of Early Access Withdrawals on Withdrawal Benefit Base

Early Access Withdrawals in the Deferral Phase reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Early Access Withdrawal amount, and

(b)	is the Early Access Withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Early Access Withdrawal, and

(2)	is the Contract Value[28] just prior to the Early Access Withdrawal.

Effect of Early Access Withdrawal on Contract Value

Early Access Withdrawals reduce the Contract Value by the dollar amount of the Early Access Withdrawal, plus any taxes and/or fees, if applicable. If the amount of the Early Access Withdrawal exceeds the Free Withdrawal Amount, Surrender Charges will apply. Please, see the “Surrender Charge” paragraph in Section 3.1 — “Transaction Charges” for details. There may be tax implications to taking withdrawals prior to age 59 1/2. See Section 14 — “Taxes” for more details.

Effect of Partial Annuitization

Partial Annuitization (available only in the Deferral Phase) will reduce the Withdrawal Benefit Base and the Contract Value in the same manner as Early Access Withdrawals (described above).

11.10. Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee

Under the Lifetime Withdrawal Guarantee, the Company guarantees withdrawals up to the Guaranteed Annual Withdrawal Amount (based on the Withdrawal Benefit Base) for the lifetime of the Covered Life (with a Single Life Guarantee), or for the lifetime of the last surviving Covered Life (with a Joint Life Guarantee).

Calculating Lifetime Withdrawals

Guaranteed Annual Withdrawal Amount

You may take withdrawals annually up to the Guaranteed Annual Withdrawal Amount, which is calculated on every Contract Anniversary and is equal to the Lifetime Withdrawal Rate multiplied by the Withdrawal Benefit Base. Your Guaranteed Annual Withdrawal Amount may increase each year when the Withdrawal Benefit Base receives an Inflation Increase.

If the Guaranteed Annual Withdrawal Amount is greater than the Free Withdrawal Amount, Surrender Charges and any other applicable charges will apply (see Section 3.1 — “Transaction Charges” for details).

Lifetime Withdrawal Rate

The Lifetime Withdrawal Rate is used to determine the amount of the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee. The Lifetime Withdrawal Rate is the sum of the Age-Based Lifetime Withdrawal Rate (shown in the table below) and the Effective Waiting Bonus (see below) if applicable. For a Single Life Guarantee, the Actual Age of the Covered Life at the time the Lifetime Withdrawal Guarantee is first exercised determines the Age-Based Lifetime Withdrawal Rate. For a Joint Life Guarantee, the Actual Age of the younger Covered Life at the time the Lifetime Withdrawal Guarantee is first exercised determines the Age-Based Lifetime Withdrawal Rate.

28

After the Contract Value is reduced by the amount of any Purchase Payment Enhancement forfeited as a result of the withdrawal (applies only if the Smart Foundation Plus Base Contract Option is elected).

Age Banded Lifetime Withdrawal Rates:

Actual Age at the Start of Withdrawal Phase		Age-Based Lifetime Withdrawal Rate for Single Life Guarantee	Age-Based Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	60	3.00%	2.50%
60	65	3.50%	3.00%
65	70	4.00%	3.50%
70	75	4.50%	4.00%
75 and over		5.00%	4.50%

Effective Waiting Bonus.  The Effective Waiting Bonus (referred to as Effective Lifetime Withdrawal Rate Adjustment in the Contract) is the sum of the Waiting Bonus (as defined below) for each Purchase Payment. The Effective Waiting Bonus is not applicable if:

(1)	The Withdrawal Rate Adjustment Waiting Period, the Maximum Withdrawal Rate Adjustment Period, and the Annual Adjustment Rate are “Not applicable” as specified in the Additional Contract Specifications, or

(2)	For each Purchase Payment, the Age of the Purchase Payment (as defined below) is zero.

Waiting Bonus.  For each Purchase Payment, the Waiting Bonus is the ratio of (1) to (2), where:

(1)	is the product of (a), (b), and (c), where:

(a)	is the Age of the Purchase Payment at the time the Lifetime Withdrawal Guarantee is first exercised,

(b)	is the Annual Adjustment Rate of 0.10%, and

(c)	is the Purchase Payment amount, and

(2)	the total amount of Purchase Payments at the time the Lifetime Withdrawal Guarantee is first exercised.

The Age of the Purchase Payment is defined as the greater of zero and the difference between (1) and (2), where:

(1)	is the number of Contract Years since the date of the Purchase Payment, subject to the Maximum Withdrawal Rate Adjustment Period of 10 years, and

(2)	is the Withdrawal Rate Adjustment Waiting Period of 0 years.

Please see the “Inflation Protector Withdrawal Benefit Rider — Lifetime Withdrawal Guarantee: Lifetime Withdrawal Rate Calculation” example in “Appendix A: Numerical Examples.”

The Waiting Bonus feature is not available in New York.

Lifetime Withdrawal Rate after Step-Up

If an Automatic Annual Step-Up of Withdrawal Benefit Base occurs during the Withdrawal Phase under the Lifetime Withdrawal Guarantee, the Contract is eligible to receive the Age-Based Lifetime Withdrawal Rate for the current age of the younger Covered Life. The Effective Waiting Bonus would be added to the new Age-Based Lifetime Withdrawal Rate. It would NOT be recalculated at that time for any additional time elapsed since Purchase Payments were made.

Effect of Withdrawals On Withdrawal Benefit Base

If less than or none of the Guaranteed Annual Withdrawal Amount is taken in any given Contract Year, any unused portion of the Guaranteed Annual Withdrawal Amount cannot be carried over to any future Contract Years. If total withdrawals in a Contract Year during the Withdrawal Phase do not exceed the Guaranteed Annual Withdrawal Amount, the Withdrawal Benefit Base will not be reduced.

Effect of Withdrawals more than Guaranteed Annual Withdrawal Amount (Excess Withdrawals)

In each Contract Year, when there is Contract Value remaining, you may withdraw more than the Guaranteed Annual Withdrawal Amount in effect at the time of the withdrawal request, up to the current Contract Value.

Excess Withdrawals.  Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Withdrawal Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Withdrawal Benefit Base by more than the dollar amount of your Excess Withdrawal. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Withdrawal Amount.

Excess Withdrawal Amount = Total Withdrawal – remaining portion of the Guaranteed Annual Withdrawal Amount (prior to the withdrawal)

Any time an Excess Withdrawal is taken, the Withdrawal Benefit Base will be reduced by the greater of (a) and (b), where:

(a)	is the Excess Withdrawal Amount, and

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) to (2), where:

(1)	is the Withdrawal Benefit Base immediately prior to the Excess Withdrawal, and

(2)	is the difference between (i) and (ii), where:

(i)	is the Contract Value[29] immediately prior to the withdrawal, and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.

Please see the “Inflation Protector Withdrawal Benefit Rider — Lifetime Withdrawal Guarantee: Excess Withdrawals” example in “Appendix A: Numerical Examples.”

If the Withdrawal Benefit Base is reduced by an Excess Withdrawal, the Guaranteed Annual Withdrawal Amount will be recalculated on the next Contract Anniversary.

At the time you request the withdrawal (whether over the telephone or via a withdrawal form provided by the Company), the Company will provide information necessary to determine if the requested withdrawal amount would result in an Excess Withdrawal treatment and thus reduce the Withdrawal Benefit Base as well as the Guaranteed Annual Withdrawal Amount. The Contract Owner may also contact the Company’s Customer Service at any time to determine whether a contemplated withdrawal would result in Excess Withdrawal treatment.

If the Guaranteed Annual Withdrawal Amount remaining immediately prior to the withdrawal is greater than the Contract Value immediately prior to the withdrawal, no Excess Withdrawal is paid. The Contract Owner will receive the Guaranteed Annual Withdrawal Amount remaining and the Contract will be annuitized under the terms outlined in the “Effect of Contract Value reducing to zero” subsection of Section 11.16 — “What If the Withdrawal Benefit Base or Contract Value is reduced to zero?”

29	After the Contract Value is reduced by the amount of any Purchase Payment Enhancement forfeited as a result of the withdrawal (applies only if the Smart Foundation Plus Base Contract Option is elected).

11.11. Withdrawal Options under the Rider — Standard Withdrawal Guarantee under the Living Benefit Guarantee

Standard Withdrawal Guarantee

Under the Standard Withdrawal Guarantee, the Company guarantees withdrawals up to the Guaranteed Annual Withdrawal Amount (based on the Withdrawal Benefit Base) until the Standard Withdrawal Benefit Balance is reduced to zero, or for the lifetime of the last surviving Covered Life (whichever is earlier).

The Standard Withdrawal Guarantee does not provide a lifetime benefit. The Standard Withdrawal Benefit Balance cannot be withdrawn and is not payable as a death benefit.

Guaranteed Annual Withdrawal Amount

You may take withdrawals annually up to the Guaranteed Annual Withdrawal Amount, which is calculated on every Contract Anniversary and is equal to the Standard Withdrawal Rate multiplied by the Withdrawal Benefit Base. Your Guaranteed Annual Withdrawal Amount may increase each year when the Withdrawal Benefit Base receives an Inflation Increase.

If the Guaranteed Annual Withdrawal Amount is greater than the Free Withdrawal Amount, Surrender Charges and any other applicable charges will apply (see Section 3.1 — “Transaction Charges” for details).

Standard Withdrawal Rate

The Standard Withdrawal Rate is used to determine the amount of the Guaranteed Annual Withdrawal Amount under the Standard Withdrawal Guarantee, and is equal to the Standard Withdrawal Rate selected by the Contract Owner at the time the Standard Withdrawal Guarantee is elected.

Standard Withdrawal Rates are shown in the table below. The available Standard Withdrawal Rates at the time the Standard Withdrawal Guarantee is elected will be those Standard Withdrawal Rates that are greater than or equal to the sum of the then applicable Lifetime Withdrawal Rate at the time the Living Benefit Guarantee is first exercised and the Standard Withdrawal Rate Threshold of 0.50%.

Standard Withdrawal Rates:

Age	Rate
55 and over	5.00%
6.00%

Example:  Please see “Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee: Available Standard Withdrawal Rates” example in “Appendix A: Numerical Examples.”

Standard Withdrawal Benefit Balance

The Standard Withdrawal Benefit Balance is used to determine how long the benefit will last under the Standard Withdrawal Guarantee. The Standard Withdrawal Benefit Balance is established at the time you enter the Withdrawal Phase under the Standard Withdrawal Guarantee, and is set equal to the Withdrawal Benefit Base at this time. The Standard Withdrawal Benefit Balance will decrease for withdrawals less than or equal to the Guaranteed Annual Withdrawal Amount by the amount of the Withdrawal up to the Standard Annual Reduction (described below). The Standard Withdrawal Benefit Balance will step-up to the Contract Value at the time of an Automatic Annual Step-Up of the Withdrawal Benefit Base to the Contract Value (if applicable).

Standard Annual Reduction

The Standard Annual Reduction is the maximum amount by which the Standard Withdrawal Benefit Balance is reduced when a withdrawal up to the Guaranteed Annual Withdrawal Amount is taken. The Standard Annual

Reduction is established at the time you enter the Withdrawal Phase under the Standard Withdrawal Guarantee. At this time, the Standard Annual Reduction will be set equal to the Standard Withdrawal Rate multiplied by the Withdrawal Benefit Base and will initially be equal to the Guaranteed Annual Withdrawal Amount. While the Guaranteed Annual Withdrawal Amount may increase thereafter as a result of Inflation Increases, the Standard Annual Reduction will not. The Standard Annual Reduction will be recalculated upon Automatic Annual Step-Up of the Withdrawal Benefit Base to the Contract Value, and may decrease upon an Excess Withdrawal.

Effect of Withdrawals on Standard Withdrawal Benefit Balance

During each Contract Year, your Standard Withdrawal Benefit Balance will be reduced for withdrawals as follows:

•

For as long as cumulative withdrawals in the Contract Year are less than or equal to the Standard Annual Reduction, the Standard Withdrawal Benefit Balance will be reduced by the dollar amount of the withdrawal taken, up to the Standard Annual Reduction. Please refer to “Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee” Scenario 1 — Contract Months 1 through 5 in “Appendix A: Numerical Examples.”

•

The Standard Withdrawal Benefit Balance will not be reduced for amounts withdrawn in excess of the Standard Annual Reduction when cumulative withdrawals in the Contract Year exceed the Standard Annual Reduction but are less than or equal to the Guaranteed Annual Withdrawal Amount. Please refer to “Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee” Scenario 1 — Contract Months 6 through 10 in “Appendix A: Numerical Examples.”

•

If cumulative withdrawals in the Contract Year exceed the Guaranteed Annual Withdrawal Amount, the Standard Withdrawal Benefit Balance will be reduced as outlined below for any Excess Withdrawals at the time the Excess Withdrawal is taken. Please refer to “Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee” Scenario 1 — Contract Months 11 and 12 in “Appendix A: Numerical Examples.”

Effect of Withdrawals more than Guaranteed Annual Withdrawal Amount (Excess Withdrawals) on the Standard Withdrawal Benefit Balance.

In each Contract Year, when there is Contract Value remaining, you may withdraw more than the Guaranteed Annual Withdrawal Amount in effect at the time of the withdrawal request, up to the current Contract Value.

Excess Withdrawals.  Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Withdrawal Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Withdrawal Benefit Base by more than the dollar amount of your Excess Withdrawal. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Withdrawal Amount.

Excess Withdrawal Amount = Total Withdrawal – remaining portion of the Guaranteed Annual Withdrawal Amount (prior to the withdrawal)

Any time an Excess Withdrawal is taken, the Standard Withdrawal Benefit Balance will be reduced by the greater of (a) and (b), where:

(a)	is the Excess Withdrawal Amount, and

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) to (2), where:

(1)	is the difference between (i) and (ii), where:

(i)	is the Standard Withdrawal Benefit Balance immediately prior to the withdrawal, and

(ii)	is the Standard Annual Reduction remaining prior to the withdrawal, and

(2)	is the difference between (i) and (ii), where:

(i)	is the Contract Value[30] immediately prior to the Withdrawal, and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.

Please see the “Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee” Scenario 1 — Contract Months 11 and 12 in “Appendix A: Numerical Examples.”

Effect of Standard Withdrawals on Withdrawal Benefit Base

If less than or none of the Guaranteed Annual Withdrawal Amount is taken in any given Contract Year, any unused portion of the Guaranteed Annual Withdrawal Amount cannot be carried over to any future Contract Years. If total withdrawals in a Contract Year during the Withdrawal Phase do not exceed the Guaranteed Annual Withdrawal Amount, the Withdrawal Benefit Base will not be reduced.

Effect of Withdrawals more than Guaranteed Annual Withdrawal Amount (Excess Withdrawals) on the Withdrawal Benefit Base.

Any time an Excess Withdrawal is taken, the Withdrawal Benefit Base will be reduced by the greater of (a) and (b), where:

(a)	is the Excess Withdrawal Amount, and

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) to (2), where:

(1)	is the Withdrawal Benefit Base immediately prior to the Excess Withdrawal, and

(2)	is the difference between (i) and (ii), where:

(i)	is the Contract Value[31] immediately prior to the withdrawal, and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.

Please see the “Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee” Scenario 1 — Contract Months 11 and 12 in “Appendix A: Numerical Examples.”

If the Withdrawal Benefit Base is reduced by an Excess Withdrawal, the Guaranteed Annual Withdrawal Amount will be recalculated on the next Contract Anniversary. If this recalculated amount is less than the Standard Annual Reduction, the Standard Annual Reduction will be reset to the Guaranteed Annual Withdrawal Amount.

Please see the “Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee” Scenario 2 in “Appendix A: Numerical Examples.”

At the time the withdrawal is requested by the Contract Owner (whether over the telephone or via a withdrawal form provided by the Company), the Company will provide information necessary to determine if the requested withdrawal amount would result in an Excess Withdrawal treatment and thus reduce the Withdrawal Benefit Base as well as the Guaranteed Annual Withdrawal Amount. The Contract Owner may also contact the Company’s Customer Service at any time to determine whether a contemplated withdrawal would result in Excess Withdrawal treatment.

30	After the Contract Value is reduced by the amount of any Purchase Payment Enhancement forfeited as a result of the withdrawal (applies only if the Smart Foundation Plus Base Contract Option is elected).
31	After the Contract Value is reduced by the amount of any Purchase Payment Enhancement forfeited as a result of the withdrawal (applies only if the Smart Foundation Plus Base Contract Option is elected).

If the Guaranteed Annual Withdrawal Amount remaining immediately prior to the withdrawal is greater than the Contract Value immediately prior to the withdrawal, no Excess Withdrawal is paid. The Contract Owner will receive the Guaranteed Annual Withdrawal Amount remaining and the Contract will be annuitized under the terms outlined in the “Effect of Contract Value reducing to zero” subsection of Section 11.16 — “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?”

Effect of Standard Withdrawal Benefit Balance reducing to zero.  If the Standard Withdrawal Benefit Balance reduces to zero, and the Contract Value is greater than zero, the Standard Withdrawal Benefit Balance will be reset to the Contract Value, and the Withdrawal Benefit Base will be reset to the Contract Value on the next Contract Anniversary, unless the Contract Owner sends a written notice to the Company with the request to terminate the Rider. Upon this reset, the Guaranteed Annual Withdrawal Amount and the Standard Annual Reduction will be recalculated, and the Guarantee will continue based on recalculated values. Inflation Increases will continue at the time the Standard Withdrawal Benefit Balance is reset to the Contract Value. If the Standard Withdrawal Benefit Balance reduces to zero, and the Contract Value also reduces to zero, the Contract will be terminated.

Guaranteed Annual Withdrawal Amount in the final year.  In the final year the Standard Withdrawal Guarantee is active (i.e. the Standard Withdrawal Benefit Balance will reduce to zero by the end of the year as a result of withdrawals), a reduction to the Guaranteed Annual Withdrawal Amount may apply. This reduction is applicable if, at Contract Anniversary, the Standard Withdrawal Benefit Balance is less than the Standard Annual Reduction, and is calculated according to the following process:

(1)	Every Contract Anniversary, the Standard Withdrawal Benefit Balance is compared to the Standard Annual Reduction. If, at the start of any Contract Year, the Standard Withdrawal Benefit Balance is less than the Standard Annual Reduction, the Contract may be entering the final year of the Guarantee, and the Guaranteed Annual Withdrawal Amount will be reduced.

(2)	The reduction to the Guaranteed Annual Withdrawal Amount is determined by the Guaranteed Annual Withdrawal Amount Reduction Factor, which is equal to the ratio of (i) to (ii) where:

(i)	is the Standard Withdrawal Benefit Balance at the start of the final year of the Standard Withdrawal Guarantee, and

(ii)	is the Standard Annual Reduction at the start of the final year of the Standard Withdrawal Guarantee.

(3)	The reduced Guaranteed Annual Withdrawal Amount in the final year of the Guarantee is determined by multiplying the original Guaranteed Annual Withdrawal Amount (Withdrawal Benefit Base multiplied by the Standard Withdrawal Rate) by the Guaranteed Annual Withdrawal Amount Reduction Factor.

Please see the “Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee: Guaranteed Annual Withdrawal Amount in the Final Year” example in “Appendix A: Numerical Examples.”

11.12. Systematic Withdrawals

Systematic withdrawals may be taken under any of the withdrawal options. The maximum systematic withdrawal amount in the Deferral Phase is the amount available under the Free Withdrawal provision of this Contract. Systematic withdrawals can be taken for the full Guaranteed Annual Withdrawal Amount in the Withdrawal Phase, even if it exceeds the Free Withdrawal Amount, but surrender charges will apply once the Free Withdrawal Amount has been depleted.

11.13. Required Minimum Distributions and the Inflation Protector Withdrawal Benefit Rider

If you are obligated to take Required Minimum Distributions (due to IRS rules), and your Contract has been in effect through at least one calendar year-end, you can elect Required Minimum Distribution (RMD)

withdrawals. You may elect to take your distributions as a one-time or systematic withdrawal. The Company will automatically calculate your distribution each calendar year-end. RMD calculations will be limited to your Penn Mutual Contract only.

Required Minimum Distributions in the Deferral Phase

In order to receive the RMDs from this Contract in the Deferral Phase without initiating the Living Benefit Guarantee, the Company must receive the request to take RMDs as Early Access Withdrawals. The Contract will then remain in the Deferral Phase until the Company receives the request to enter the Withdrawal Phase. Each RMD will reduce the Withdrawal Benefit Base as outlined under the “Effect of Early Access Withdrawals on Withdrawal Benefit Base” paragraph of Section 11.9 — “Withdrawal Options under the Rider — Deferral Phase”.

Required Minimum Distributions in the Withdrawal Phase

RMD withdrawals in the Withdrawal Phase are subject to more favorable Excess Withdrawal treatment. Such treatment is contingent on your acceptance of the Company’s calculations of the RMD amounts, and RMD calculations will be limited to your Penn Mutual Contract only.

In the Withdrawal Phase under the Standard Withdrawal Guarantee, upon receipt of the written notification of the election of RMD withdrawals by the Company, the benefit will be treated as follows:

•

Every Contract Year the Guaranteed Annual Withdrawal Amount will be calculated as outlined above. This amount will not be changed based on the RMD requirement (which will be calculated every calendar year-end).

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Standard Withdrawal Benefit Balance will be reduced by the dollar amount of withdrawals greater than the Guaranteed Annual Withdrawal Amount but less than or equal to RMD;

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.

•	If you elect to receive RMD withdrawals systematically and the RMD amount is less than the Guaranteed Annual Withdrawal Amount, you will receive the RMD amount.

Please see the “RMD and Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee” example in “Appendix A: Numerical Examples.”

In the Withdrawal Phase under the Lifetime Withdrawal Guarantee, upon receipt of the written notification of the election of RMD withdrawals by the Company, the benefit will be treated as follows:

•

Every Contract Year the Guaranteed Annual Withdrawal Amount will be calculated as outlined above. This amount will not be changed based on the RMD requirement (which will be calculated every calendar year-end).

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.

•	If you elect to receive RMD withdrawals systematically and the RMD amount is less than the Guaranteed Annual Withdrawal Amount, you will receive the RMD amount.

Please see the “RMD and Inflation Protector Withdrawal Benefit Rider — Lifetime Withdrawal Guarantee” example in “Appendix A: Numerical Examples.”

If your RMD amount exceeds your Guaranteed Annual Withdrawal Amount, you will have to withdraw more than the Guaranteed Annual Withdrawal Amount. Any RMD amount that is not taken as required will be subject to an imposition of the 50% excise tax as prescribed by federal law. RMD amounts may include a percentage of the value of all benefits under the Contract, which may include the present value of benefits under the Inflation Protector Withdrawal Benefit Rider and other Contract provisions. Required Minimum Distributions from an IRA are always taxable.

11.14. 72 (q)/(t) Considerations

If a withdrawal is taken from the annuity before age 59  1/2, the IRS generally imposes a 10% early withdrawal penalty on such distributions. However, substantially equal periodic payments under IRC Section 72(q)/72(t) are exempt from the 10% penalty tax on early distributions. If you choose to exercise this option, you will be required to irrevocably choose one of the three acceptable methods (as defined by IRS regulations) and receive these payments until the later of five years or attainment of age 59  1/2.

If you wish to take withdrawals under the Code Sections 72(q) or 72 (t) (“72 (q)/(t)”) prior to age 59  1/2, you may do so systematically. If Living Benefit Withdrawals are available to you (based on the Actual Age of the younger Covered Life), your Lifetime Withdrawal Guarantee will be exercised, and the Contract will move into the Withdrawal Phase. If you do not wish to exercise your Living Benefit Guarantee, at the time the withdrawal is requested, you must request that the withdrawal be treated as an Early Access Withdrawal. The Contract will then remain in the Deferral Phase. If you are not yet eligible for the Lifetime Withdrawal Guarantee at the time the withdrawal is requested, the 72 (q)/(t) withdrawal will be automatically treated as an Early Access Withdrawal.

72 (q)/(t) withdrawals do not receive any special treatment under the Rider. If you take them as Early Access Withdrawals, the Withdrawal Benefit Base will be reduced as outlined under the “Effect of Early Access Withdrawals on Withdrawal Benefit Base” subsection of Section 11.9 — “Withdrawal Options under the Rider — Deferral Phase”. If 72 (q)/(t) withdrawals are taken under the Living Benefit Guarantee and the amount of the withdrawal exceeds the Guaranteed Annual Withdrawal Amount, it will be subject to an Excess Withdrawal treatment.

At the end of your 72 (q)/(t) withdrawal period, withdrawal options are available to you if you wish to continue receiving distributions. You will be contacted in writing about your withdrawal options. If no response is received, distributions will end after your last 72 (q)/(t) payment.

11.15. Investment Allocation Options

Investment limitations and restrictions will be effective on the Rider Effective Date (as applicable to the Fixed Account) or the day the Contract enters the Withdrawal Phase (as applicable to the Separate Account). Once the investment allocation restrictions become effective, you must choose new allocations that satisfy the investment restrictions. If you attempt to allocate to Subaccounts which are not on the list of available options described below or to the Fixed Interest Options, or if you do not specify a change to your allocations when you enter the Withdrawal Phase, the Company will move the funds from Subaccounts which are not on the list to the Money Market Fund. You may specify a new allocation among Subaccounts on the list of available options at any time.

If you terminate the Rider, you will no longer be subject to investment allocation limitations and restrictions.

The Fixed Account

Fixed Interest Options are not available with the presence of this Rider. Purchase Payments or transfers directed to the Fixed Interest Options will not be accepted.

The Separate Account

Upon entering the Withdrawal Phase of the Rider, you will be subject to limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts. We reserve the right to add or change limitations and the way we administer them in the future, as well as to enforce limitations and restrictions in the Deferral Phase. Any change to investment options, limitations, or restrictions will be communicated to the Contract Owner 60 days prior to the date such change becomes effective, and the changes may apply to existing and new purchasers of this benefit.

The list of Subaccounts available as investment options in the Withdrawal Phase of the Rider is limited. This list is subject to change, and you will be notified in writing 60 days prior to any such change. The restrictions in place allow you to allocate your Purchase Payments to, and make transfers between, the following Subaccounts only:

Penn Series Funds, Inc.	Adviser / Sub-Adviser
Money Market Fund	Penn Mutual Asset Management, LLC
Limited Maturity Bond Fund	Penn Mutual Asset Management, LLC
Quality Bond Fund	Penn Mutual Asset Management, LLC
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Penn Mutual Asset Management, LLC
Index 500 Fund	SSGA Funds Management, Inc.
Small Cap Index Fund	SSGA Funds Management, Inc.
Developed International Index Fund	SSGA Funds Management, Inc.
Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderate Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Conservative Allocation Fund	Penn Mutual Asset Management, LLC
Conservative Allocation Fund	Penn Mutual Asset Management, LLC

Purchase Payments or transfers directed to the Subaccounts that are not listed above will not be accepted.

11.16. What if the Withdrawal Benefit Base or Contract Value is reduced to zero?

Effect of Withdrawal Benefit Base reducing to Zero

If the Withdrawal Benefit Base reduces to zero, and the Contract Value is greater than zero, the Withdrawal Benefit Base will be reset to the Contract Value on the next Contract Anniversary, unless the Contract Owner sends a written notice to the Company requesting to terminate the Rider. Upon this reset, the Guaranteed Annual Withdrawal Amount will be recalculated, and the guarantee will continue based on the recalculated values. A new Inflation Increase Period will begin at the time the Withdrawal Benefit Base is reset to the Contract Value, depending on the current Contract phase.

If the Withdrawal Benefit Base reduces to zero, and the Contract Value also reduces to zero, the Contract will be terminated.

Effect of Contract Value reducing to Zero

If the Contract Value is reduced to zero and any benefits are due under the Living Benefit Guarantee, payments will continue according to the guarantee as described below. No Subsequent Purchase Payments will be accepted once the Contract Value is reduced to zero.

If the Contract Value reduces to zero in the Deferral Phase:

•	If the Withdrawal Benefit Base is greater than zero and you are eligible for the Living Benefit Guarantee, and the Lifetime Withdrawal Guarantee is available (based on age of the younger

Covered Life), the Contract will be annuitized using the Lifetime Withdrawal Guarantee. The Guaranteed Annual Withdrawal Amount will be determined based on the Withdrawal Benefit Base at the time of Annuitization and the then applicable Lifetime Withdrawal Rate (based on age of the younger Covered Life). The Lifetime Withdrawal Rate is based on the Age-Based Lifetime Withdrawal Rate and Waiting Bonus (if applicable) at the time the Contract Value is reduced to zero. Inflation Increases will no longer be credited to the Withdrawal Benefit Base after the Contract Value is reduced to zero in the Deferral Phase.

•

If the Withdrawal Benefit Base is greater than zero and you are eligible for the Living Benefit Guarantee, but the Lifetime Withdrawal Guarantee is not available (based on age of the younger Covered Life), the Contract will be annuitized using the Standard Withdrawal Guarantee. The Guaranteed Annual Withdrawal Amount will be determined based on the Withdrawal Benefit Base at the time of Annuitization and the lowest available Standard Withdrawal Rate. Inflation Increases will no longer be credited to the Withdrawal Benefit Base after the Contract Value is reduced to zero in the Deferral Phase.

•	If the Withdrawal Benefit Base is greater than zero but you are not yet eligible for the Living Benefit Guarantee (based on age of the younger Covered Life), the Contract will be terminated.

•	If the Withdrawal Benefit Base also goes to zero, the Contract will be terminated.

If the Contract Value reduces to zero in the Withdrawal Phase under the Standard Withdrawal Guarantee:

•

If the Standard Withdrawal Benefit Balance is greater than zero, the Contract will be annuitized at the Guaranteed Annual Withdrawal Amount using the Withdrawal Benefit Base at the time of Annuitization and the Standard Withdrawal Rate. Payments will continue until the Standard Withdrawal Benefit Balance is reduced to zero or for the lifetime of the last surviving Covered Life(ves) (whichever ends earlier). Inflation Increases will still be credited to the Withdrawal Benefit Base.

•	If the Standard Withdrawal Benefit Balance also reduces to zero, the Contract will be terminated.

If the Contract Value reduces to zero in the Withdrawal Phase under the Lifetime Withdrawal Guarantee:

•

If the Withdrawal Benefit Base is greater than zero, the Contract will be annuitized at the Guaranteed Annual Withdrawal Amount using the Withdrawal Benefit Base at the time of Annuitization and the Lifetime Withdrawal Rate. Payments will continue for the lifetime of the Covered Life(ves). Inflation Increases will be credited until the end of the Lifetime Withdrawal Guarantee Inflation Increase Period.

•	If the Withdrawal Benefit Base also reduces to zero, the Contract will be terminated.

11.17. What happens on the Annuity Date under the Rider?

The Annuity Date is specified in your Contract, and may be changed by your written request. On the Annuity Date, the Contract Value must be annuitized (please, see Section 6 — “The Annuity Payout Period”).

If the Inflation Protector Withdrawal Benefit Rider is in effect on the Annuity Date described in your Contract, you will be offered an annuitization option which guarantees annuity payments in an amount at least equal to your Guaranteed Annual Withdrawal Amount. You may choose among the following options at annuitization:

(1)	Surrender the Contract and receive a Surrender Value,

(2)	Apply the Contract Value to any of the Annuity Options described in the “Annuity Options” section of the Contract,

(3)	Annuitize your Contract under the terms of the Rider.

If the Contract is surrendered or if the Contract Value is applied to an Annuity Option described in the Contract, the Living Benefit Guarantee will expire. If the Contract is annuitized under the terms of the Rider, the annuity payments will continue according to the elected Living Benefit Guarantee withdrawal option.

Annuitization under the terms of the Rider.  Under the terms of the Rider, if both the Contract Value and the Withdrawal Benefit Base are greater than zero on the Annuity Date, your Contract will be annuitized as follows:

•

If the Contract is in the Deferral Phase as of the Annuity Date, and the Lifetime Withdrawal Guarantee is available based on the age of the younger Covered Life, it will be annuitized under the Lifetime Withdrawal Guarantee at the Guaranteed Annual Withdrawal Amount using the Lifetime Withdrawal Rate applicable at the time of annuitization. The Lifetime Withdrawal Rate is based on the Age-Based Lifetime Withdrawal Rate and Effective Waiting Bonus (if applicable) at the time of annuitization. This amount will be payable annually during the lifetime of the last surviving Covered Life. After Annuitization, Inflation Increases and Step-Ups will no longer apply.

•

If the Contract is in the Deferral Phase as of the Annuity Date, but the Lifetime Withdrawal Guarantee is not available based on the age of the younger Covered Life, the Contract will be annuitized using the Standard Withdrawal Guarantee. The Guaranteed Annual Withdrawal Amount will be determined based on the Withdrawal Benefit Base at the time of Annuitization and the lowest available Standard Withdrawal Rate. This amount will be payable annually until the Standard Withdrawal Benefit Balance is reduced to zero or the lifetime of the last surviving Covered Life, whichever is earlier. After Annuitization, Inflation Increases and Step-Ups will no longer apply.

•

If the Contract is in the Deferral Phase as of the Annuity Date, but the Lifetime Withdrawal Guarantee is not available based on the age of the younger Covered Life and the Standard Withdrawal Guarantee is not available based on the age of the younger Covered Life, the Contract will be annuitized according to the terms of the Contract.

•

If the Contract has entered the Withdrawal Phase under the Lifetime Withdrawal Guarantee, it will be annuitized at the Guaranteed Annual Withdrawal Amount effective at the time of Annuitization. This amount will be payable annually during the lifetime of the last surviving Covered Life. After Annuitization, Inflation Increases and Step-Ups will no longer apply.

•

If the Contract has entered the Withdrawal Phase under the Standard Withdrawal Guarantee, it will be annuitized at the Guaranteed Annual Withdrawal Amount using the Standard Withdrawal Rate. This amount will be payable annually for the Standard Withdrawal Period Remaining or the lifetime of the last surviving Covered Life, whichever is earlier. The Standard Withdrawal Period Remaining is based on the ratio of the Standard Withdrawal Benefit Balance to the Standard Annual Reduction at the time of Annuitization, rounded up to the next integer. After Annuitization, Inflation Increases and Step-Ups will no longer apply.

You must select an Annuity Option at least 30 days prior to the Annuity Date. If the Inflation Protector Withdrawal Benefit Rider is in effect when the maximum maturity date has been reached, and you did not specify an option you wish to exercise, your Contract will be annuitized under the conditions of the Rider.

When your Contract is annuitized, your payment schedule and the amount are fixed and cannot be altered. You will not be able to change to a different Annuity Option after the Contract is annuitized.

If the Contract is annuitized based on the Rider’s Living Benefit Guarantee, the Death Benefit is no longer payable. Also, any favorable treatment of RMD withdrawals under the Rider no longer applies, as such distributions are no longer required. If the remaining payments due each Contract Year are less than $100, the remaining annuity payments will be commuted and a lump sum will be paid.

Annuitization under the Rider provisions vary in New York — please see “Appendix B: State Variations” for details.

11.18. What happens upon death under the Rider?

The Inflation Protector Withdrawal Benefit Rider will terminate upon the death of the sole Covered Life for a Single Life Guarantee, or later death of both Covered Lives for a Joint Life Guarantee. The death benefit will then be distributed according to the death settlement options available under the terms of the Base Contract.

If the sole Annuitant dies, and there is a Joint Life Guarantee, the surviving Covered Life (as sole primary Beneficiary) may take the Standard Death Benefit payout and thus terminate the Rider. The Surviving Covered Life may also continue the Rider as-is, if permitted by federal law (continuation of the Contract is subject to distribution requirements upon the Contract Owner’s death according to IRS regulations).

Upon Contract Owner’s death, Contract Value will be payable to the Beneficiary and both the Contract and the Rider will terminate, unless there is a surviving Covered Life, who, as sole primary Beneficiary, continues the Contract (under Spousal Step-In ) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

11.19. Removing the Inflation Protector Withdrawal Benefit Rider from your Contract

You can cancel the Inflation Protector Withdrawal Benefit Rider any time on or after the third Contract Anniversary by sending a written request to the Company to do so. All charges for the Rider, Investment Allocation Restrictions and guaranteed payments will cease upon Rider termination.

11.20. Termination of the Inflation Protector Withdrawal Benefit Rider

Upon the earliest of the following, the Inflation Protector Withdrawal Benefit Rider will be terminated, but the Contract will remain in force:

(1)	At any time on or after the third Contract Anniversary, immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(2)	Upon a change in ownership (or assignment) of the Contract unless:

(a)	The new Contract Owner or assignee assumes full ownership of the Contract and is essentially the same person, such as:

(i)	an individual ownership changed to a personal revocable trust, or

(ii)	an eligible spousal Beneficiary who is also the surviving Covered Life elects to become the Successor Owner of the Contract and the Rider upon Contract Owner’s death, or

(iii)	a change to the Contract Owner’s spouse during the Contract Owner’s lifetime, or

(iv)	a change to a court appointed guardian representing the Contract Owner during the Contract Owner’s lifetime; or

(b)	The assignment is for the purposes of effectuating a 1035 exchange of the Contract.

(3)	Spousal Step-In of a Contract with a Single Life Guarantee upon the Contract Owner’s death (where the Contract Owner is the sole Covered Life);

(4)	Termination of the Enhanced Death Benefit (if purchased together with this Rider);

(5)	Annuitization under the Base Contract.

Upon Rider termination:

•	Charges for the Rider stop accruing (accrued but un-assessed rider charges will be deducted on the next applicable date when Rider Charges are deducted),

•	Investment Allocation restrictions no longer apply, and

•	Guaranteed minimum withdrawals available under the Rider will terminate.

If the Contract is terminated, the Rider will also terminate. Both the Contract and the Rider will terminate upon the earlier of:

(a)	Full surrender of the Contract;

(b)	Death of the Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee;

(c)	Standard Death Benefit is paid to surviving Covered Life (as sole primary Beneficiary) upon the death of the sole Annuitant with a Joint Life Guarantee (where the deceased Annuitant is one of the Covered Lives);

(d)	Contract Value is paid as a death settlement upon the death of the Contract Owner (who is one of the Annuitants and one of the Covered Lives under the Joint Life Guarantee), but the surviving Annuitant / Covered Life is not permitted to continue the Contract by federal law;

(e)	The Contract Value is reduced to zero and the Withdrawal Benefit Base is also reduced to zero;

(f)	The Contract Value is reduced to zero and you are not eligible for a Living Benefit Guarantee based on your age as defined in your Contract, regardless of the value of the Withdrawal Benefit Base.

Termination provisions may vary by state — please see “Appendix B: State Variations” for details.

12. Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders

Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders may not be available in all states. Please check with your advisor to determine availability.

12.1. Purchasing both the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders with your Contract

You may purchase both the Inflation Protector Withdrawal Benefit and the Enhanced Death Benefit optional benefits at the time you purchase your Contract. This will be referred to as the “Combination Rider” in the section below.

The Combination Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue or the Rider Effective Date.

Neither the Inflation Protector Withdrawal Benefit nor the Enhanced Death Benefit is available on Smart Foundation Flex Variable Annuity for contracts purchased on or after May 27, 2016.

Issue Age Requirements

The strictest issue age requirement of the two stand-alone Riders must be met to purchase the Combination Rider. The Single Life Guarantee is available only if the Covered Life is between the ages of 35 and 75 on the Rider Effective Date. The Joint Life Guarantee is available only if, on the Rider Effective Date, both Covered Lives are between the ages of 35 and 75.

A Covered Life must always meet issue age requirements at time of designation.

Issue age for the Combination Rider is determined by the Age Nearest Birthday of the Covered Life(ves).

Owner / Annuitant Requirements

For a Single Life Guarantee to be issued, the Covered Life under the Combination Rider must be the sole Annuitant. The Covered Life must also be a Contract Owner unless the Contract Owner is an entity. Single Life Guarantee is not available if Joint Annuitants are named in the Contract.

For a Joint Life Guarantee to be issued, the first Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non-Owner Covered Life must be the sole primary Beneficiary. If Covered Lives are both Contract Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity.

Covered Life(ves) cannot be changed after the Rider Effective Date, except under conditions outlined in “Replacing a Covered Life Under a Joint Life Guarantee” below.

12.2. Single and Joint Life Guarantees

The Combination Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are measured using the age and lifetime of the sole Covered Life, and the Enhanced Death Benefit is payable on death of the Covered Life. Under a Joint Life Guarantee, all Rider features are measured using the age of the younger Covered Life. If a Joint Life Guarantee is elected, upon the first death of a Covered Life, the surviving Covered Life can choose to continue the Contract32 and the Combination Rider, and the Enhanced Death Benefit will then be payable to the Beneficiary upon the death of the surviving Covered Life. You must specify both Covered Lives in the Application for a Joint Life Guarantee. A death benefit available at the death of the Owner (who is not the sole annuitant) prior to the later death of the Covered Lives is Contract Value only.

If you elect a Joint Life Guarantee for the Inflation Protector Withdrawal Benefit Rider, your Enhanced Death Benefit automatically becomes a Joint Life Guarantee.

Converting a Single Life Guarantee to a Joint Life Guarantee

You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Rider Effective Date.

Converting a Joint Life Guarantee to a Single Life Guarantee

While both Covered Lives are living, if you have not started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Inflation Protector Withdrawal Benefit Rider, and provided that all

32

Federal tax regulations may require that a distribution take place upon Contract Owner’s death, unless spousal continuation is exercised. If spousal continuation is not exercised or not permitted by the IRS regulations, the death benefit will be paid out, and both the Contract and the Rider will terminate.

Owner / Annuitant designation requirements outlined in the Contract are satisfied, you may convert a Joint Life Guarantee to a Single Life Guarantee under the following conditions:

•	Death of a Covered Life; or

•	Removal of a Covered Life by the Contract Owner(s).

Once the Rider is converted to a Single Life Guarantee, all Single Rider features and benefits provided under the Rider will apply and no additional Covered Life may be added in the future.

If you have started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Rider, the Joint Life Guarantee cannot be converted to a Single Life Guarantee. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant requirements are satisfied), but the features and benefits provided under a Joint Life Guarantee will still apply.

Replacing a Covered Life Under a Joint Life Guarantee

If you have not started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Inflation Protector Withdrawal Benefit Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, a Covered Life may be replaced by the Contract Owner(s). All features and benefits of the Combination Rider will be based on the age of the younger Covered Life (after replacement), and any Covered Life must also meet issue age requirements at the time of designation.

If you have started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Combination Rider, the Covered Life cannot be replaced. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant designation requirements are satisfied), but no additional Covered Life may be added in the future, and the features and benefits provided under a Joint Life Guarantee would still apply.

Impact of Divorce

Upon divorce, unless the divorce decree provides otherwise, you have the following options:

(1)	change the Combination Rider from a Joint Life Guarantee to a Single Life Guarantee (subject to conditions outlined under “Converting a Joint Life Guarantee to a Single Life Guarantee” above);

(2)	keep the Joint Life Guarantee, but replace a Covered Life (subject to conditions outlined under “Replacing a Covered Life under a Joint Life Guarantee” above); or

(3)	terminate the Combination Rider, thereby eliminating the Living Benefit Guarantee and the Enhanced Death Benefit.

The Company will attempt to accommodate any other arrangements provided in a divorce decree. Any change or transfer of ownership as a result of divorce is subject to the change in ownership provisions of the Contract.

12.3. What happens upon death under the Combination Rider?

The Combination Rider will terminate upon the death of the sole Covered Life for a Single Life Guarantee, or later death of both Covered Lives for a Joint Life Guarantee. The Death Benefit, including the Death Benefit Enhancement provided by this Rider, will then be distributed as described below.

The Enhanced Death Benefit is payable upon the death of the sole Covered Life under the Single Life Guarantee, or the later death of both Covered Lives under the Joint Life Guarantee. The amount payable is the Death Benefit Enhancement, which is the amount by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract. The Death Benefit Enhancement amount is determined as of the date our Administrative Office receives proof of death of the Covered Life (both Covered Lives for a

Joint Life Guarantee) such as a death certificate or other official document establishing death, and other documents required to process the payment.

If the Enhanced Death Benefit Base is less than or equal to the Standard Death Benefit, no Death Benefit Enhancement is payable. The maximum Death Benefit Enhancement amount we will pay is $1,000,000 (this cap will apply at the time the death benefit is calculated). The Death Benefit Enhancement will be payable before the Annuity Date, until Actual Age 95 of the younger Covered Life under the Rider, or until the Contract Value reaches zero, if earlier.

Under a Single Life Guarantee:

If the sole Contract Owner is also the sole Annuitant and sole Covered Life, then:

(a)	Upon the death of the sole Contract Owner / Annuitant / Covered Life, the death benefit, including any Death Benefit Enhancement payable under the Combination Rider, will be paid to the Contract Owner’s Beneficiary. If permitted by federal law, a spouse of the deceased Contract Owner may exercise Spousal Step-In according to the terms of the Contract, but the Combination Rider will terminate.

If the sole Contract Owner is not the sole Annuitant and Covered Life, then:

(a)	Upon Annuitant’s death where the Contract Owner is an entity, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner.

On a jointly owned Contract:

(a)	Upon death of the sole Annuitant who is the Covered Life under the Combination Rider, the death benefit, including any Death Benefit Enhancement payable under the Combination Rider, will be paid to the surviving Contract Owner, who is deemed to be sole primary Beneficiary under the Beneficiary provision of the Contract. The surviving spousal Contract Owner may also choose to exercise Spousal Step-In according to the terms of the Contract if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death), but the Combination Rider will terminate.

(b)	Upon death of the Contract Owner who is not the Annuitant and sole Covered Life, the surviving spousal Contract Owner, who is also the sole Annuitant and the Covered Life under the Combination Rider, may continue the Contract and the Combination Rider if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). Surviving Contract Owner may also choose to receive the Contract Value[33] as a death settlement.

Under a Joint Life Guarantee:

If the sole Contract Owner is the sole Annuitant, then:

(a)	Upon death of the Covered Life who is the sole Annuitant and the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

33

Less any Purchase Payment Enhancement(s) credited in the 12 months preceding the date our Administrative Office receives proof of death that have not been already forfeited (applies only if the Smart Foundation Plus Base Contract Option is elected).

(b)	Upon death of the Covered Life who is designated as the Contingent Annuitant and who is not the Contract Owner, no death benefit is payable, and the Contract Owner may continue the Contract and the Combination Rider as sole Annuitant and Covered Life.

If the sole Contract Owner is the Contingent Annuitant named in the Contract, then:

(a)	Upon death of the Annuitant who is not the Contract Owner, the surviving Contract Owner who is also the surviving Covered Life, will become the Annuitant and continue the Contract and the Combination Rider as-is.

(b)	Upon death of the Contract Owner who is also the Contingent Annuitant in the Contract, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value[34] as a death settlement (and thus terminate the Contract and the Combination Rider), or continue the Contract and the Combination Rider as- is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

If there is only one Contract Owner and Joint Annuitants are named in the Contract:

(a)

Upon death of the Annuitant or Joint Annuitant who is also the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value[1] as a death settlement (and thus terminate the Contract and the Combination Rider), or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). The Standard Death Benefit is not payable until the later death of Annuitant and Joint Annuitant.

(b)	Upon death of the Covered Life who is not the Contract Owner and is named as Annuitant or Joint Annuitant, no death benefit is payable, and the Contract Owner may continue the Contract and Combination Rider as sole Annuitant and Covered Life.

On a jointly owned Contract with a sole Annuitant:

(a)	Upon death of the sole Annuitant, the surviving Contract Owner, who is also the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)

Upon death of the Contract Owner named as Contingent Annuitant who is also a Covered Life, no death benefit will be paid. The surviving Contract Owner who is the Annuitant and surviving Covered Life may continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). If continuation is not permitted by federal law, the surviving Contract Owner may receive the Contract Value[34] as the death settlement (and thus terminate the Contract and the Rider).

34

Less any Purchase Payment Enhancement(s) credited in the 12 months preceding the date our Administrative Office receives proof of death that have not been already forfeited (applies only if the Smart Foundation Plus Base Contract Option is elected).

On a jointly owned Contract with Joint Annuitants:

(a)	Upon first death, the surviving Contract Owner who is also the surviving Annuitant and surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value[35] (and thus terminate the Contract and the Combination Rider), or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)	Upon later death, the death benefit, including any Death Benefit Enhancement payable under this Combination Rider, will be paid to the Contract Owner’s Beneficiary(ies).

12.4. Rider Charge

If you purchase the Combination Rider, you will pay a reduced charge for the Enhanced Death Benefit Rider. Current and maximum charges, as well as the maximum charge increases, for the Inflation Protector Withdrawal Benefit Rider and the Enhanced Death Benefit Rider when purchased in combination are summarized in the “Rider Charges” subsection of Section 3.2 — “Periodic Charges”.

12.5. Investment Allocation Options

If you purchase the Inflation Protector Withdrawal Benefit Rider and Enhanced Death Benefit Rider together, you will be subject to the most restrictive limitation and requirements of the two stand-alone Riders in regards to your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts. Currently, the Investment Allocation Options available with the Inflation Protector Withdrawal Benefit Rider supersede those of the Enhanced Death Benefit Rider. These options are described in detail in section 11.15 — “Investment Allocation Options”.

We reserve the right to add or change limitations and the way we administer them in the future. Any change to investment options, limitations, or restrictions will be communicated to the Contract Owner 60 days prior to the date such change becomes effective, and the changes may apply to existing and new purchasers of this benefit.

If you terminate the Inflation Protector Withdrawal Benefit Rider and Enhanced Death Benefit Rider, which can only be done simultaneously, you will no longer be subject to these limitations and restrictions.

12.6. Removal or Termination of the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Combination Rider

You can cancel the Combination Rider at any time on or after the third Contract Anniversary. You cannot terminate each Rider independently.

13. Guaranteed Minimum Accumulation Benefit

13.1. Benefit Overview and Important Information

Benefit Overview

The Guaranteed Minimum Accumulation Benefit (referred to as the “Rider” in section 13 below) is an optional benefit that ensures the availability of a minimum value at the end of the Benefit Period (10 years). Your Contract Value will fluctuate depending on the performance of your selected Investment Options, and

35	Including the amount of any Purchase Payment Enhancement forfeited as a result of the withdrawal (applies only if the Smart Foundation Plus Base Contract Option is elected).

there is a risk of losing value in your Investment Options, including the possibility of your Contract Value reducing below your initial investment amount. This Rider provides protection of the principal investment, while having the opportunity to periodically lock-in the investment gains.

Contract Owner / Annuitant covered under the Rider will receive the guaranteed return of the Initial Purchase Payment, pro-rated for withdrawals, after the expiration of the Benefit Period (10 years). Subsequent Purchase Payments made in the first Contract Year following the Rider Effective Date, Step-Up, or renewal, are also included.

If the Contract Value is less than the Guaranteed Minimum Accumulation Benefit Base at the end of the Benefit Period, the Contract Value will be increased to equal the Guaranteed Minimum Accumulation Benefit Base. Additionally, the Rider provides the option to periodically lock in market gains and extend the Benefit Period.

Important Information about the Rider:

•	The Rider is an optional benefit added to your Contract. The Rider provides various benefits described in this prospectus for an additional charge.

•	The Guaranteed Minimum Accumulation Benefit is not available on Smart Foundation Flex Variable Annuity for contracts purchased on or after May 27, 2016.

•	The Rider Charges are non-refundable, whether or not your Guaranteed Minimum Accumulation Benefit Base exceeds the Contract Value while the Rider is in effect or at the end of the Benefit Period.

•	Withdrawals taken to satisfy the Required Minimum Distribution requirements do not receive any special treatment under the Rider.

•	All withdrawals will reduce your Contract Value and the Guaranteed Minimum Accumulation Benefit Base.

•	Withdrawals may reduce future benefits by more than the dollar amount of the withdrawal, and may result in one or more of the following:

(1)	a permanent reduction in your Guaranteed Minimum Accumulation Benefit;

(2)	termination of the Rider;

(3)	termination of the Contract.

13.2. Purchasing the Guaranteed Minimum Accumulation Benefit with your Contract

You may purchase a Guaranteed Minimum Accumulation Benefit Rider as part of your Contract at the time the Contract is issued or on any Contract Anniversary after your Contract is issued as long as we receive written notice of your intention to do so. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, at least 30 calendar days prior to your Contract Anniversary date.

This Rider may not be purchased in combination with any other Rider described in this prospectus.

The Rider Effective Date will be the Contract Date, or the Contract Anniversary following the date the request to issue the Rider after the Contract Date is approved by the Company.

Issue Age Requirements

Maximum issue age for the Guaranteed Minimum Accumulation Benefit Rider is 85. The Contract Owner / Annuitant must satisfy this requirement on the Rider Effective Date. Issue age is determined by the Age Nearest Birthday.

Owner / Annuitant Requirements

The Rider can only be purchased as a Single Life Guarantee and will cover the natural person named in the Contract as Contract Owner / Annuitant. If the Contract Owner is a natural person, the Contract Owner must be the Annuitant. If the Contract Owner is an entity, the Rider will cover the Annuitant. All Rider features and benefits are measured using the age and lifetime of the Contract Owner / Annuitant. The Rider is not available if Joint Contract Owners or Joint Annuitants are named in the Contract.

13.3. Guaranteed Minimum Accumulation Benefit Base

The Guaranteed Minimum Accumulation Benefit Base will be initially set equal to the Contract Value on the Rider Effective Date, and the Benefit Period will begin.

If the Guaranteed Minimum Accumulation Benefit Base exceeds the Contract Value at the end of the Benefit Period, the Company will increase the Contract Value so that it equals the Guaranteed Minimum Accumulation Benefit Base. At the end of the Benefit Period, the Contract Owner can elect to receive the Guaranteed Minimum Accumulation Benefit or renew the Rider for a new Benefit Period. Benefit Period duration is 10 years.

Optional Step-up Of The Guaranteed Minimum Accumulation Base

You can lock-in the investment gains by electing to increase the Guaranteed Minimum Accumulation Benefit Base through the use of the Step-Up.

The Step-Up benefit is the increase of the Guaranteed Minimum Accumulation Benefit Base to an amount equal to 100% of the Contract Value. The Guaranteed Minimum Accumulation Benefit provides an optional Step-Up benefit, so your Guaranteed Minimum Accumulation Benefit Base will not Step-Up automatically. In order to elect a Step-Up, you must send a written notice to the following address: The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172. This written notice must be received by us 30 days prior to the Contract Anniversary on which you are eligible for a Step-Up Benefit.

Your first Step-Up opportunity is available on the 5th anniversary after the Rider Effective Date. If you do not elect a Step-Up at the first opportunity, you will be able to do so the following Contract Anniversary. An additional Step-Up benefit can be elected on or after the 5th anniversary of the most recent Step-Up.

Electing a Step-Up of the Guaranteed Minimum Accumulation Benefit resets the Benefit Period for another 10 years from the Step-Up date.

Effect of Withdrawals on the Guaranteed Minimum Accumulation Base

The Guaranteed Minimum Accumulation Benefit Base will be reduced by a proportional amount for any withdrawals of the Contract Value during the Benefit Period. The reduction amount will be equal the withdrawal amount35 multiplied by the ratio of (1) and (2) where:

(1)	is the Guaranteed Minimum Accumulation Benefit Base immediately prior to the withdrawal, and

(2)	is the Contract Value immediately prior to the withdrawal.

The reduction in the Guaranteed Minimum Accumulation Benefit Base will occur as of the date of each applicable withdrawal.

Effect of Additional Purchase Payments on the Guaranteed Minimum Accumulation Base

Subsequent Purchase Payments received during the first Contract Year of the Benefit Period36 will be added to the Guaranteed Minimum Accumulation Benefit Base dollar-for-dollar. Subsequent Purchase Payments

36	Benefit Period starts on the Rider Effective Date, and can be renewed at the expiration or upon Step-Up.

received after the first Contract Year of the Benefit Period1 will not be added to the Guaranteed Minimum Accumulation Benefit Base.

Effect of Purchase Payment Enhancements on the Guaranteed Minimum Accumulation Benefit Base

This section only applies if you have the Purchase Payment Enhancement Option of the Base Contract. Purchase Payment Enhancements will be included in the Guaranteed Minimum Accumulation Base whenever the Purchase Payments are included:

•	The Guaranteed Minimum Accumulation Base will be initially set equal to the Contract Value on the Rider Effective Date, which will also include any Purchase Payment Enhancements;

•

Subsequent Purchase Payments (and associated Purchase Payment Enhancements) received during the first Contract Year of the Benefit Period[37] will be added to the Guaranteed Minimum Accumulation Benefit Base dollar-for-dollar.

Please, see “Effect of Subsequent Purchase Payments on Guaranteed Minimum Accumulation Benefit” example in “Appendix A: Numerical Examples”.

13.4. Rider Charge

There is an additional charge for the Guaranteed Minimum Accumulation Benefit.

The Rider Charge for this benefit, to be assessed annually, will be a percentage of the monthly Contract Value that is allocated to the variable Subaccounts. The Current Rider Charge for this Rider is 0.60%. The Maximum Rider Charge is 1.00%. Please refer to the “Contract Owner Periodic Expenses” subsection of “FEE TABLES” section of this prospectus for the summary of charges, or to the “Rider Charges” subsection of Section 3.2 — “Periodic Charges” for more details.

The effective annual Rider Charge may be increased upon elected Step-Up, but will not be greater than the current charge applicable to the class of Contract Owners then electing the Rider. The Contract Owner can reject the Rider Charge increase by not electing the Step-Up, or terminating the Rider by sending, at least 30 days prior to a Contract Anniversary, a written request to the Company to do so. If the Rider Charge increase is rejected, the Contract Owner can elect a Step-Up on a future Contract Anniversary. Future Rider Charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time.

If you make a full surrender of your Contract before the charges for any Riders have been deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization.

Rider Charges will be deducted until the Annuity Date. The Rider Charge will be deducted from the Subaccounts of the Variable Account, pro-rated for the fund allocation at the time of deduction.

13.5. Investment Allocation Options

The Company reserves the right to make the availability of the Guaranteed Minimum Accumulation Benefit contingent upon the investment of the entire Contract Value according to an asset allocation program established by the Company for the full benefit period. At the present time, no asset allocation program is required for this Rider. If the Company requires an asset allocation program in the future, the asset allocation program will only apply to new purchasers of this benefit.

13.6. Required Minimum Distributions and the Guaranteed Minimum Accumulation Benefit

There is no special treatment of Required Minimum Distributions under the Guaranteed Minimum Accumulation Benefit Rider.

13.7. What happens at the end of the Benefit Period?

At the end of the Benefit Period, the Contract Owner can elect to renew the Guaranteed Minimum Accumulation Benefit for a new Benefit Period. The Guaranteed Minimum Accumulation Benefit Base will be increased to the Contract Value at the time of renewal, if higher.

You can also surrender the Contract and the Rider, and receive the greater of the Guaranteed Minimum Accumulation Base or the Contract Value, as of the end of the Benefit Period. Surrender Charges will apply to any Subsequent Purchase Payments that are not out of the Surrender Charge Period.

13.8. What if the Benefit Base or Contract Value goes to zero?

If the Guaranteed Minimum Accumulation Benefit Base goes to zero, the Guaranteed Minimum Accumulation Benefit Rider will be terminated.

If the Contract Value goes to zero, but the Guaranteed Minimum Accumulation Benefit Base is still positive, your benefit will continue until the end of the Benefit Period. At the end of the Benefit Period, your Contract Value will be set equal to the Guaranteed Minimum Accumulation Benefit Base. At this point, you can either surrender the Contract at the newly established value, or you can renew the Rider at the same value.

13.9. What happens on the Annuity Date under the Rider?

When you purchase the Guaranteed Minimum Accumulation Benefit, your Annuity Date must be after the end of your Benefit Period. If you change the Annuity Date so that it is before the end of the Benefit Period, your Contract will be annuitized at the Contract Value, the Guaranteed Minimum Accumulation Benefit will be terminated, and the charges for this benefit will not be refunded.

13.10. What happens upon death under the Rider?

Upon the death of the Contract Owner / Annuitant, the Guaranteed Minimum Accumulation Benefit will terminate.

13.11. Removing the Guaranteed Minimum Accumulation Benefit from your Contract

You can cancel the Guaranteed Minimum Accumulation Benefit Rider at any time on or after the first Contract Anniversary by sending a written request to the Company to do so.

13.12. Termination of the Guaranteed Minimum Accumulation Benefit

Upon the earliest of the following, the Guaranteed Minimum Accumulation Benefit will be terminated:

(1)	At the end of the Benefit Period if the Guaranteed Minimum Accumulation Benefit is not renewed;

(2)	At any time on or after the first Contract Anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(3)	Annuitization under the Base Contract;

(4)	Full surrender of the Contract;

(5)	Date of death of the Contract Owner / Annuitant;

(6)	Spousal Step-In of a Contract upon the Contract Owner’s death;

(7)	The Guaranteed Minimum Accumulation Benefit Base is reduced to zero.

All charges for the Rider will cease upon Rider termination. If the Contract is terminated, the Rider will also terminate.

14. Taxes

14.1. Federal Income Tax Considerations

The following is a general summary of some federal income tax considerations generally applicable to Contracts owned by natural persons. This general summary of federal income tax does not address every issue that may affect you. It is based on the law in effect on the date of this prospectus, which may change, and does not address state or local tax laws. For further information, you should consult qualified tax counsel.

You pay no federal income tax on increases in the value of your Contract until money is distributed to you or your Beneficiary as a withdrawal, death benefit or an annuity payment.

Same sex marriages that are recognized as marriages under the law of the jurisdiction in which the marriage occurred are so recognized under federal law and will be afforded the same tax treatment and spousal annuity provisions. However, the IRS currently takes the position that relationships such as civil unions and domestic partnerships that are not recognized as marriages under applicable state (or foreign) law are not recognized as marriages for federal tax purposes. Please consult a tax or legal advisor for details and up-to-date information.

Early Withdrawals

An additional federal income tax of 10% may be imposed on the taxable portion of an early withdrawal prior to age 59 1/2 unless one of several exceptions applies. Please see Section 4.5 — “Substantially Equal Periodic Payments under Code Section 72(q) or 72(t)” and Sections 9.11 and 11.14, each titled “72(q)/(t) Considerations,” for more information. Generally, there will be no additional income tax on:

•

early withdrawals that are part of a series of substantially equal periodic payments (not less frequently than annually) made for life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and a Beneficiary;

•	withdrawals made on or after age 59 1/2;

•	distributions made on or after death; or

•	withdrawals attributable to disability, as determined under the Code.

If you receive systematic payments that you intend to qualify for the “substantial equal periodic payments” exception described above, any modification (except due to death or disability) to your systematic payments before the age of 59 1/2 or within five years after the beginning of those payments, whichever is later, will result in the retroactive imposition of the 10% additional income tax with interest.

Multiple Contracts

All nonqualified Contracts that are issued by Penn Mutual to the same Contract Owner during any calendar year are treated as one annuity for purposes of determining the amount includable in such Contract Owner’s taxable income when a taxable distribution (other than an annuity payment) occurs. A Nonqualified Contract is generally a Contract that does not qualify for favorable tax treatment as a qualified plan (described in more detail below), individual retirement annuity (“IRA”), Roth IRA, Simplified Employee Pension IRA, or tax-sheltered annuity.

Ownership

Subject to certain exceptions, a Contract must be held by or on behalf of a natural person in order to be treated as an annuity contract under federal income tax law and to be accorded the tax treatment described in the preceding paragraphs. If a Contract is not treated as an annuity contract for federal income tax purposes, the income on the Contract is treated as ordinary income received or accrued by the Contract Owner during the taxable year.

Transfer of Ownership

You may pay federal income taxes if you transfer the ownership of your Contract to someone else. If the transfer is for less than adequate consideration, the taxable portion would be the Contract Value at the time of transfer in excess of the investment in the Contract at such time. This rule does not apply to ownership transfers between spouses or to transfers incident to a divorce.

Separate Account Diversification

Section 817(h) of the Code provides that the investments of a separate account in which a Contract invests (underlying a variable annuity contract which is not purchased under a qualified retirement plan or certain other types of plans or the investments of a mutual fund, the shares of which are owned by the variable annuity separate account) must be “adequately diversified” in order for the Contract to be treated as an annuity contract for tax purposes. The funds in which each Subaccount of the Separate Account may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the funds’ investments in order to establish that each Subaccount is “adequately diversified”. It is expected that each underlying fund will comply with the diversification requirement applicable to the Subaccounts as though the requirement applied to that underlying fund. Penn Mutual believes that the each Separate Account will meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement. The requirements are briefly discussed in the accompanying prospectuses for the underlying funds. The Treasury Department has stated in published rulings that a variable Contract Owner will be considered the owner of Separate Account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If a variable Contract Owner is treated as an owner of separate account assets, income and gain from the assets would be includable in the variable Contract Owner’s gross income. The Treasury Department has indicated that, in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which Contract Owners may direct their investments to particular Subaccounts without being treated as owners of the underlying shares. No such regulations have been issued to date. The Internal Revenue Service has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30-day period without charge did not result in the owner of a contract being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under your Contract are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that Contract Owners were not owners of the Subaccount assets. Although we do not believe this to be the case, these differences could result in Contract Owners being treated as the owners of the assets of the Subaccounts under the Contract. We, therefore, reserve the right to modify the Contract as necessary to attempt to prevent the owners of the Contract from being considered the owners of a pro-rata share of the assets of the Subaccounts under the Contract. It is possible that if regulations or additional rulings are issued, the Contracts may need to be modified to comply with them.

14.2. Qualified and Non-Qualified Contracts

Non-qualified annuity payments

The non-taxable portion of a non-qualified annuity payment generally is determined by multiplying the payment by the ratio of the investment in the Contract (as adjusted for any refund feature) to the expected return under the Contract. The remaining portion is taxed at ordinary income tax rates. Once you have recovered the investment in the Contract, further annuity payments are taxable at ordinary income rates.

If your nonqualified Contract contains a Guaranteed Growth and Income Benefit Rider and the Inflation Protector Withdrawal Benefit Rider. It is not clear whether payments made during the Withdrawal Phase will be taxed as withdrawals or annuities. Consult a tax advisor before purchasing this Contract with such a Rider. IRA annuities in the income (payout) phase are subject to tax. Roth IRA annuities may be tax-free if it is a qualified distribution as explained below.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities that are includable in gross income are considered net investment income. Income from annuities that are part of a qualified retirement plan are not treated as investment income for the purpose of this tax but may be includible for purposes of determining whether the applicable income limits are exceeded for purposes of this tax.

IRA and Qualified Annuities

Generally, unless you have a cost basis, all withdrawals and death benefits paid are subject to federal income taxation.

Roth IRA Annuities

Generally, you do not include in your gross income qualified distributions (see below) or distributions that are a return of your annual contributions from your Roth IRA.

Qualified distributions are any payments or distributions from your Roth IRA that meet both of the following requirements:

i)	payment or distribution is made after the 5-year period beginning with the first taxable year for which a contribution was made to a Roth IRA established for your benefit, and

ii)	payment or distribution is:

a.	made on or after the date you reach age 59 1/2

b.	made because you are disabled,

c.	made to a Beneficiary or to your estate on or after your death, or

d.	one that meets the requirements for the first-time home buyer exception to the tax on early distributions as described below (up to a $10,000 lifetime limit).

14.3. Premium Taxes

Some states and municipalities impose premium taxes on Purchase Payments received by insurance companies. Generally, any premium taxes payable will be deducted upon Annuitization, although we reserve the right to deduct such taxes when due in jurisdictions that impose such taxes on Purchase Payments. Currently, state premium taxes on Purchase Payments range from 0% to 3.5%.

14.4. Taxation of Withdrawals and Death Benefits

You may pay tax on a withdrawal, and your Beneficiary may pay tax on a death benefit. These payments generally will be taxable to the extent the cash value of your Contract exceeds your investment in the Contract. If you designate a Beneficiary who is either your grandchild or is more than 37 1/2 years younger than you, you may be subject to the Generation Skipping Transfer Tax under Section 2601 of the Code.

In the case of a non-qualified Contract and death of an Annuitant who was not the Contract Owner, an election by the Beneficiary to receive the death benefit in the form of Annuity Payment must be made within 60 days. If such election is not made, the gain from the Contract will generally be taxed as a lump sum payment as described above.

14.5. Required Minimum Distributions

Required Minimum Distributions (RMDs) generally are minimum amounts that participants in qualified retirement plans and owners of individual retirement arrangements (IRAs) must withdraw each year following the calendar year that he or she reaches 70 1/2 years of age. Failure to make RMDs may result in a 50% tax on the amount of the required distribution. Please, refer to Section 4.4 — “Required Minimum Distributions” for more information about the special treatment of RMDs under the Base Contract, and the appropriate subsection of the rider section that applies to you.

14.6. Withholding

Generally, for purposes of a nonqualified annuity or rollover IRA qualified under Section 408(b), unless the Contract Owner elects to the contrary and properly notifies the Company of that election, any amounts that are received under the Contract that the Company believes are includable in gross income for tax purposes will be subject to mandatory withholding to meet federal income tax obligations.

15. Other Information

15.1. Contact Information

The information below lists the various ways by which you can contact Penn Mutual Customer Service, depending on your inquiry. Contact your Penn Mutual financial professional with questions or requests for information.

By Mail:

Application and Initial Purchase Payment should be sent as follows:

Penn Mutual Life Insurance Company

Annuity New Business — C2L

600 Dresher Road

Horsham, PA 19044

All Subsequent Purchase Payments should be sent as follows:

Checks sent by regular mail: Penn Mutual Life Insurance Company Payment Processing Center PO Box 9773 Providence, RI 02940-9773	Checks sent by overnight delivery: Penn Mutual Life Insurance Company Payment Processing Center 4400 Computer Drive Westborough, MA 01581

All requests should be sent as follows:

New Business requests sent by regular mail: Penn Mutual Life Insurance Company C/O Annuity New Business — C2L PO Box 178 Philadelphia, PA 19105	Customer Service requests sent by regular mail: Penn Mutual Life Insurance Company C/O Annuity Services — C3R PO Box 178 Philadelphia, PA 19105	New Business or Customer Service requests sent by overnight delivery: The Penn Mutual Life Insurance Company 600 Dresher Road Horsham, PA 19044

All death claims should be sent as follows:

Penn Mutual Life Insurance Company

C/O Claim Services — C3X

PO Box 178

Philadelphia, PA 19105

By Phone:

You can call Customer Service with any inquiries or contract needs. An interpretation service is available for clients in more than 100 languages.

Toll-Free Customer Service 1-800-523-0650 Monday — Friday, 8:30 a.m. to 6:00 p.m., Eastern Time	Automated Phone Service 1-800-523-0650 Monday — Friday, 7:00 a.m. to 12:00 midnight, Eastern Time Saturday & Sunday, 8:00 a.m. to 6:00 p.m., Eastern Time

By Fax:

Customer Service Fax Number (215) 956-7699

Via Internet:

You can go to www.pennmutual.com, and click “Customer Service”. From this page, you will be able to access the Client Service Center, submit various requests, download forms, and find answers to frequently asked questions.

Requirements for Specific Requests:

You may request the following by calling our toll-free Customer Service number:

•   Address change,

•   Change Systematic Withdrawal options or discontinue Systematic Withdrawals (setting up Systematic Withdrawals is not allowed by phone),

•   Request a fund transfer or a one-time asset-rebalance,

•   Elect or discontinue participation in the Dollar Cost Averaging program or change Dollar Cost Averaging allocations,

•   Elect or discontinue participation in the Automatic Asset Rebalancing program or change Automatic Asset Rebalancing allocations.

You may request the following by filling out the appropriate form:

•   Setup Systematic Withdrawals,

•   Setup Required Minimum Distributions,

•   Request Contract Owner information changes,

•   Request a Beneficiary change,

•   Submit a request to terminate the Contract,

•   Request Contract changes,

•   Submit a death claim.

If you have other questions about your specific transaction, please contact Customer Service.

Written Requests:

Written requests are required from the Contract Owner for the following transactions within the specified time period:

•	Request / change annuity date or annuity option: written notice must be received by Administrative Office 30 days before the Annuity date;

•	Request a partial withdrawal: a partial withdrawal request form is available from Customer Service;

•	Start or stop Systematic Withdrawals: A Systematic Withdrawal request form is available from Customer Service;

•	Request a Required Minimum Distribution withdrawal;

•

Request a waiver of Surrender Charges under the Medically Related or Disability Related Withdrawal provision of the Contract: Your withdrawal will be processed and Surrender Charges will be waived upon the approval of your waiver request by the Company;

•	Request Partial Annuitization: Written notice must be received by Administrative Office at least 60 days prior to the Contract Anniversary, on which you would like the request to be processed;

•

Opt out of Automatic Annual Step-Ups of the Withdrawal Benefit Base under the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider (if the Rider Charge is increased): written notice must be received by Administrative Office 30 days before the anniversary on which a Step-Up is scheduled to occur;

•

Reinstate Automatic Annual Step-Ups of the Withdrawal Benefit Base under the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider: The Contract Owner must send a written request to the Company, at least 30 days prior to a subsequent Contract Anniversary, to reinstate the Automatic Annual Step-Ups;

•	Change an optional benefit from a Joint Life Guarantee to a Single Life Guarantee;

•

Discontinue an optional benefit: The Enhanced Death Benefit Rider may be terminated at any time after the first Contract Anniversary, the Guaranteed Growth and Income Benefit Rider and the Inflation Protector Withdrawal Benefit Rider (stand-alone or combined with the Enhanced Death Benefit Rider) may be terminated at any time after the third Contract Anniversary;

•	Surrender the Contract: All benefits under the Contract, including any optional benefits, will terminate as of the date of receipt of your written request by Administrative Office

•	Elect an optional Step-Up to the Guaranteed Minimum Accumulation Benefit.

If there is any change to investment options, limitations, or restrictions on Subaccount allocations, we will send a written notification to the Contract Owner 60 days prior to the date such change becomes effective.

15.2. Signatures

Signature of Contract Owner(s) is required on all written notifications and forms.

15.3. Reports

We provide a quarterly statement free of charge. Reports will contain at least the following information:

(a)	The beginning and end dates of the current report period;

(b)	The Contract Value, if any, at the beginning of the current report period and at the end of the current report period, including information on the Separate Account, the Variable Account Value, the number of Accumulation Units, the value per Accumulation Unit and the Fixed Account Value.

(c)	The amounts and types of transactions that have been credited or debited to the account value during the current report period;

(d)	The Surrender Value, if any, at the end of the current report period.

Additional status reports will be made available to the Contract Owner upon request for a $25 fee. The following additional status reports are available upon request:

•	Reprint of your transaction confirmation,

•	Reprint of your latest statement.

15.4. Cyber Security

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure, including hardware and software malfunctions and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, the underlying funds, the principal underwriter and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of policy transactions, including the processing of orders with the underlying funds; cause the release and possible destruction of confidential customer or business information; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the underlying funds to lose value. There can be no assurance that we, the underlying funds or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future. These risks also apply to other insurance and financial services companies and businesses.

15.5. Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including escheatment of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property law, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment it is important that you keep your contract and other information on file with us up to date, including the names, contact and identifying information for owners, insureds, annuitants, beneficiaries and other payees.

15.6. Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for surrenders (either full or partial), or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your Contract to government agencies or departments.

15.7. Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on the principal underwriter’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

15.8. Distribution Arrangements

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, Inc. (“HTK”) to act as principal underwriter for the distribution and sale of the Contracts. HTK is a wholly -owned subsidiary of Penn Mutual and is located at 600 Dresher Road, Suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Contracts through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Contracts through their sales representatives. HTK is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Contracts. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Premium-based commissions on Purchase Payments made under the Contract will not exceed 8%.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a “preferred’’ status at the recipient broker-dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as web site placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the contracts.

Finally, within certain limits imposed by FINRA, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also agents of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Contract rather than other investment options.

Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Contract, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.

16. STATEMENT OF ADDITIONAL INFORMATION CONTENTS
VARIABLE SUBACCOUNT INFORMATION	D-2
Net Investment Factor	D-2
Valuation Period	D-2
Transaction Valuation	D-2
ADMINISTRATIVE AND RECORDKEEPING SERVICES	D-2
DISTRIBUTION OF CONTRACTS	D-3
CUSTODIAN	D-3
EXPERTS	D-3
LEGAL MATTERS	D-3
FINANCIAL STATEMENTS	D-3

17. Appendices

APPENDIX A: NUMERICAL EXAMPLES

STANDARD DEATH BENEFIT

Assume that there is a single initial Purchase Payment of $100,000.

Scenario 1.

Prior to any withdrawals:

Adjusted Net Purchase Payments (total Purchase Payments less the sum of all adjusted withdrawals) = $100,000;

Contract Value = $90,000

A withdrawal in the amount of $10,000 is taken.

Adjusted Net Purchase Payments will be reduced by the adjusted withdrawal amount, which is the greater of (a) and (b) where:

(a)	is the amount of each withdrawal; and

(b)	is the amount of each withdrawal multiplied by the ratio of (i) and (ii) where:

(i)	is the amount of the Adjusted Net Purchase Payments just before the withdrawal, and

(ii)	is the Contract Value just before the withdrawal.

(a) = $10,000

(b) = $10,000 × ((i) $100,000) / ((ii) $90,000) = $11,111

In this case, (b) = $11,111, is greater than (a) = $10,000. Therefore, the Net Purchase Payments will be reduced by (b) = $11,111. The Adjusted Net Purchase Payments amount after withdrawal will be $100,000 – $11,111 = $88,889.

The Standard Death Benefit after the withdrawal is taken will be equal to the greater of (1) and (2), where:

(1) is the Contract Value = $90,000 – $10,000 = $80,000; or

(2) is the Adjusted Net Purchase Payments = $88,889 (as calculated above).

In this case, (2) is greater, and therefore the Standard Death Benefit will be equal to $88,889.

Scenario 2.

The Contract Value prior to the withdrawal is $120,000. The Standard Death Benefit will be equal to the greater of:

(1) $110,000 $120,000 less the $10,000 withdrawal

(2) $100,000 – (Greater of a and b) = $100,000 – $10,000 = $90,000

(a) $10,000

(b) $10,000 × ((i) $100,000) / ((ii)$120,000) = $8,333

Standard Death Benefit = $110,000

SURRENDER CHARGES

Suppose you have purchased the Smart Foundation Prime Variable Annuity Base Contract on 01/01/2012. Your Initial Purchase Payment was for $20,000. Assume that you also make an additional Purchase Payment on 01/01/2014 for $30,000.

On 12/01/2016, you take a withdrawal. You can access up to 10% of your Total Purchase Payments in the Contract Year without incurring Surrender Charges. The Surrender Charge schedule for the Smart Foundation Prime Variable Annuity is:

Number of full years since Purchase Payment	0	1	2	3	4	5	6	7+
Applicable Surrender Charge	8.0%	7.0%	6.0%	5.0%	4.0%	3.0%	1.5%	0.0%

Total Purchase Payments on 12/01/2016	$50,000
Contract Value on 12/01/2016:	$55,000
Free Withdrawal Amount available on 12/01/2016:	$5,000
Withdrawal Amount:	$30,000

The total amount of the withdrawal is greater than the Free Withdrawal Amount available. The withdrawal amount is also greater than the Initial Purchase Payment of $20,000; the remaining $10,000 will be taken out of the additional Purchase Payment. Thus, a Surrender Charge may be applied to both Purchase Payments. The Free Withdrawal Amount, and then the amounts in excess of the Free Withdrawal Amount, will be applied to Purchase Payments on a first-in, first-out basis. The Surrender Charge is calculated as follows:

Number of full years since Initial Purchase Payment:	4
Number of full years since additional Purchase Payment:	2

Surrender Charge = ($20,000 – $5,000) * 4.0% + ($10,000) * 6.0% = $600+ $600 = $1,200

The total Surrender Charge is $1,200.

SMART FOUNDATION PLUS: QUALIFYING FOR HIGHER ENHANCEMENT RATE IN THE FIRST CONTRACT YEAR

Assume that you have a Smart Foundation Plus Base Contract Option and there is a single Initial Purchase Payment on 01/01/2012 of $100,000.

Since the Cumulative Net Purchase Payments amount is less than $150,000, a 4% Purchase Payment Enhancement will be credited to your Contract at the time of the Initial Purchase Payment. This equates to 4.0% * $100,000 = $4,000.

Assume further that you make an additional $80,000 Purchase Payment on 07/01/2012 (in the first Contract Year).

If, during the first Contract Year, your Cumulative Purchase Payments reach the threshold to receive a higher Purchase Payment Enhancement Rate, we will determine if any additional Enhancements will be credited to prior Purchase Payments by taking the difference (if greater than zero) between:

(1)	the prior cumulative Purchase Payments paid during the first Contract Year multiplied by the Purchase Payment Enhancement Rate applied to the current Purchase Payment, and

(2)	the prior cumulative Purchase Payment Enhancements credited to the Contract during the first Contract Year.

In this case, Cumulative Purchase Payments – now at $180,000 – reaches the threshold for a 5% Enhancement rate during the first Contract Year. Therefore, we determine the difference (as described above) between:

(1) = $100,000 * 5.0% = $5,000

(2) = $4,000

The difference between (1) and (2) is $1,000. An additional $1,000 Enhancement on the Initial Purchase Payment is credited to the Contract. This is in addition to the 5.0% * $80,000 = $4,000 Purchase Payment Enhancement credited at that time for the additional Purchase Payment made on 07/01/2012. Thus, a total of $5,000 of Enhancements will be credited to your Contract on 07/01/2012.

GUARANTEED GROWTH AND INCOME BENEFIT II: EXAMPLES FOR CONTRACTS PURCHASED AFTER MARCH 15, 2013 (GUARANTEED GROWTH AND INCOME BENEFIT II IS NOT AVAILABLE ON SMART FOUNDATION FLEX VARIABLE ANNUITY FOR CONTRACTS PURCHASED ON OR AFTER MAY 27, 2016; EXAMPLES FOR CONTRACTS PURCHASED PRIOR TO MARCH 15, 2013 BEGIN ON PAGE A-7)

GUARANTEED GROWTH AND INCOME BENEFIT II RIDER: GUARANTEED GROWTH INCREASE IN THE DEFERRAL PHASE

Assume on 01/01/2013 your Initial Purchase Payment is $100,000. You make an additional Purchase Payment on 03/15/2013 of $25,000, after which the Guaranteed Growth Base increases to $125,000. You also request an Early Access Withdrawal on 08/08/2013 of $10,000, which decreases the Guaranteed Growth Base to $115,000.

Guaranteed Growth Amount will be applied on the next Contract anniversary (01/01/2014) based on the daily values of the Guaranteed Growth Base during the Contract Year:

Number of days between 01/01/2013 and 03/15/2013:	73	Guaranteed Growth Base =	$100,000
Number of days between 03/15/2013 and 08/08/2013:	146	Guaranteed Growth Base =	$125,000
Number of days between 08/08/2013 through 12/31/2013:	146	Guaranteed Growth Base =	$115,000
Total number of days in 2013:	365

Guaranteed Growth Amount added to the Withdrawal Benefit Base on 01/01/2014 will be:

[(73/365) * $100,000 * 7%] + [(146/365) * $125,000 * 7%] + [(146/365) * $115,000 * 7%] = $8,120.

Guaranteed Growth Base will not increase on the anniversary (it may increase or decrease only as a result of additional Purchase Payments or Early Access Withdrawals).

GUARANTEED GROWTH AND INCOME BENEFIT II RIDER:

WITHDRAWAL BENEFIT BASE AT THE START OF LIFETIME WITHDRAWALS

At the time you decide to start the Lifetime Withdrawals under the Lifetime Withdrawal Guarantee, your Withdrawal Benefit Base will be set to the greater of the following:

1)	Contract Value

2)	Withdrawal Benefit Base including the Guaranteed Growth Amount prorated for the partial year.

Assumptions:

Rider Effective Date:	01/19/2011
Lifetime Withdrawals start on:	04/01/2012
Contract Value on 04/01/2012 (just prior to the withdrawal):	$108,200
Withdrawal Benefit Base on 01/19/2012:	$107,000
Annual Guaranteed Growth Amount:	$7,000

Last Contract Anniversary	Withdrawals Start	Days since last anniversary	Partial Year Factor	Annual Guaranteed Growth Amount	Guaranteed Growth Amount Prorated	Withdrawal Benefit Base	Withdrawal Benefit Base + Prorated Growth
1/19/2012	4/1/2012	73	0.2	$7,000	$1,400	$107,000	$108,400

Partial Year Factor is calculated by finding the number of days since the most recent Contract Anniversary and then dividing it by 365. If lifetime withdrawals start on 04/01/2012 (73 days after the most recent Contract Anniversary), the Partial Year Factor is equal to 73 / 365 = 0.20

Guaranteed Growth Amount prorated for partial year is then $7,000 * 0.20 = $1,400

Withdrawal Benefit Base including the Guaranteed Growth Amount for the partial year is $107,000 + $1,400 = $108,400.

This is greater than the Contract Value (just prior to the withdrawal), so your Withdrawal Benefit Base will be set to $108,400.

GUARANTEED GROWTH AND INCOME BENEFIT RIDER II: AUTOMATIC ANNUAL STEP-UP OF WITHDRAWAL BENEFIT BASE IN THE DEFERRAL PHASE

Assumptions:

Initial Purchase Payment	$100,000
Additional Purchase Payments	None

Contract Anniversary	Contract Value	Guaranteed Growth Amount	Withdrawal Benefit Base before Step-Up	Withdrawal Benefit Base after Step-Up
1	$125,000.00	$7,000.00	$107,000.00	$125,000.00	Step-Up
2	$130,000.00	$7,000.00	$132,000.00	$132,000.00	No Step-Up
3	$135,000.00	$7,000.00	$139,000.00	$139,000.00	No Step-Up
4	$151,000.00	$7,000.00	$146,000.00	$151,000.00	Step-Up

On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Initial Purchase Payment ($100,000). On the first Contract Anniversary, the Guaranteed Growth Amount of $7,000 is added to the Withdrawal Benefit Base ($100,000 + $7,000 = $107,000). The Withdrawal Benefit Base is then compared to the Contract Value for Step-Up Evaluation. Since the Contract Value is greater than the Withdrawal Benefit Base at this point ($125,000 > $107,000), an Automatic Annual Step-Up takes place, and the Withdrawal Benefit Base is set equal to the Contract Value ($125,000). On the next Contract Anniversary, the Guaranteed Growth Amount is added to the Withdrawal Benefit Base and then it’s evaluated for Step-Up: $125,000 + $7,000 = $132,000, Contract Value $130,000 < $132,000, so there is not Step-Up this year.

GUARANTEED GROWTH AND INCOME BENEFIT II RIDER: RIDER CHARGE

Suppose a Single Life Guarantee is issued on 05/18/2011. Throughout the first Contract Year, the Rider Charge will be deducted on 08/17/2011, 11/17/2011, 02/17/2012, and 05/17/2012. Suppose the Withdrawal Benefit Base is $100,000 on 05/18/2011, and there are no withdrawals in the Contract Year. The amount of the charge deducted each quarter will then be $100,000 * (1.10%/4) * (days in quarter not including Leap Day/91.25).

Suppose that there is no Step-Up on 05/18/2012, so the Withdrawal Benefit Base will be increased by the Guaranteed Growth: $100,000 + (7% x $100,000) = $107,000. In the second Contract Year, the amount of the charge deducted each quarter will then be $107,000 * (1.10%/4) * (days in quarter not including Leap Day/91.25).

For example, there are 92 days between 5/18/2011 and 8/17/2011, so the Rider Charge for the 1st Contract Quarter will be $100,000 * (1.10%/4) * (92/91.25) = $277.26. There are only 89 days in the 4th quarter, so the charge will then be $100,000 * (1.10%/4) * (89/91.25) = $268.22.

GUARANTEED GROWTH AND INCOME BENEFIT II RIDER: ENHANCEMENT TRUE-UP

This Example illustrates how the Enhancement True-Up process works. Assume all Purchase Payments are made at the beginning of the Contract Year. The Enhancement True-Up Base and Withdrawal Benefit Base below are also values as of the beginning of the Contract Year.

Contract Year	Purchase Payment	Purchase Payment Enhancement	Contract Value Beginning- of-Year	Contract Value End- of-Year	Guaranteed Growth Amount	Enhancements > 36 months old	Enhancement True-Up Base	Withdrawal Benefit Base
1	$250,000	$12,500	$262,500	$262,500	$0	$0	$250,000	$250,000
2	$10,000	$500	$273,000	$273,000	$17,500	$0	$277,500	$277,500
3	$10,000	$500	$283,500	$335,000	$18,200	$0	$305,700	$305,700
4	$30,000	$1,500	$366,500	$385,000	$18,900	$12,500	$367,100	$367,100
5	$0	$0	$385,000	$424,500	$21,000	$500	$388,600	$388,600
6	$0	$0	$424,500	$432,000	$21,000	$500	$410,100	$424,500
7	$0	$0	$432,000	$469,000	$21,000	$1,500	$432,600	$445,500

Assumptions:

Purchase Payments:	$250,000 on Contract Date, $10,000 beginning of Contract Years 2 and 3, $30,000 beginning of Contract Year 4.

Withdrawals:	No Withdrawals

Contract Growth:	No growth in Contract Years 1 and 2, $51,500 in Contract Year 3, $18,500 in Contract Year 4, $39,500 in Contract Year 5, $7,500 in Contract Year 6, $37,000 in Contract Year 7.

Enhancement True-up Base:

This value is used to determine whether the Withdrawal Benefit Base will receive an Enhancement True-Up. The Enhancement True-Up Base includes your Purchase Payments, Purchase Payment Enhancements more than 36 months old, and the Guaranteed Growth Amounts:

CY1	Enhancement True-Up Base is equal to your initial Purchase Payment at Contract Issue = $250,000. Purchase Payment Enhancement of $12,500 is included in the Contract Value, but not in the Enhancement True-up Base, because it is not yet 36 months old.

CY2	On first anniversary, Guaranteed Growth Amount and another Purchase Payment are added to Enhancement True-Up Base: $250,000 + $17,500 + $ 10,000 = $277,500. Purchase Payment Enhancements from CY 1 or CY 2 are not included, because they are not yet 36 months old.

CY3	On the second Contract Anniversary (beginning of Contract Year 3), Guaranteed Growth Amount and Purchase Payment are again added to the Enhancement True-Up Base: $277,500 + $18,200 + $10,000 = $305,700. Purchase Payment Enhancements are not yet 36 months old.

CY4	On the third Contract Anniversary (beginning of Contract Year 4), Guaranteed Growth Amount and Purchase Payment are added to the Enhancement True-Up Base, as well as the Purchase Payment Enhancement from the initial Purchase Payment, which is now 36 months old: $305,700 + $18,900 + $30,000 + $12,500 = $367,100.

CY5	Guaranteed Growth is added to Withdrawal Benefit Base, there are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 2 is now 36 months old, so it is added to the Enhancement True-Up Base: $367,100 + $21,000 + $500 = $388,600.

CY6	Guaranteed Growth is added to Withdrawal Benefit Base, there are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 3 is now 36 months old, so it is added to the Enhancement True-Up Base: $388,600 + $21,000 + $500 = $410,100.

CY7	Guaranteed Growth is added to Withdrawal Benefit Base, there are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 4 is now 36 months old, so it is added to the Enhancement True-Up Base: $410,100+ $21,000 + $1,500 = $432,600.

Enhancement True-Up Comparison:

Contract Year 4 (BOP)

The first Enhancement True-Up evaluation takes place in the beginning of Contract Year 4. Withdrawal Benefit Base as of the end of Contract Year 3 is $305,700.

Step 1-2:	Purchase Payments and the Guaranteed Growth Amount are added to this WBB: $305,700 + $30,000 + $18,900 = $354,600

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value (BOP): $354,600 < $366,500, so WBB Steps-Up to $366,500. Guaranteed Growth Period is reset.

Step 4:	WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $366,500 < $367,100, so WBB receives an Enhancement True-Up and is set equal to $367,100

Contract Year 5 (BOP)

On the next Contract Anniversary (beginning of Contract Year 5), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 4 is $367,100.

Step 1-2:	Guaranteed Growth Amount is added to this WBB: $367,100 + $21,000 = $388,100

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value: $388,100 > $385,000, no Step-Up.

Step 4:	WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $388,100 < $388,600, so WBB receives an Enhancement True-Up and is set equal to $388,600

Contract Year 6 (BOP)

On the next Contract Anniversary (beginning of Contract Year 6), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 5 is $388,600.

Step 1-2:	Guaranteed Growth Amount is added to this WBB: $388,600 + $21,000 = $409,600

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value: $409,600 < $424,500, Step-Up takes place and WBB = $424,500

Step 4:	WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $424,500 > $ 410,100, so there is no Enhancement True-Up.

Contract Year 7 (BOP)

On the next Contract Anniversary (beginning of Contract Year 7), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 6 is $424,500.

Step 1-2:	Guaranteed Growth Amount is added to this WBB: $424,500 + $21,000 = $445,500

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value: $445,500 > $432,000, no Step-Up.

Step 4:	$445,500 > $432,600, so there is no Enhancement True-Up.

Note that the Guaranteed Growth Amount will not be increased for any Purchase Payment Enhancements. It is solely based on the Net Purchase Payments.

Enhancement True-Up is not available in New York.

GUARANTEED GROWTH AND INCOME BENEFIT RIDER: EXAMPLES FOR CONTRACTS PURCHASED PRIOR TO MARCH 15, 2013

GUARANTEED GROWTH AND INCOME BENEFIT RIDER: GUARANTEED GROWTH INCREASE IN THE DEFERRAL PHASE

Suppose on 01/01/2013 your Initial Purchase Payment is $100,000. You make an additional Purchase Payment on 03/15/2013 of $25,000, after which the Guaranteed Growth Base increases to $125,000. You also request an Early Access Withdrawal on 08/08/2013 of $10,000, which decreases the Guaranteed Growth Base to $115,000.

Guaranteed Growth Amount will be applied on the next Contract anniversary (01/01/2014) based on the daily values of the Guaranteed Growth Base during the Contract Year:

Number of days between 01/01/2013 and 03/15/2013:	73	Guaranteed Growth Base =	$100,000
Number of days between 03/15/2013 and 08/08/2013:	146	Guaranteed Growth Base =	$125,000
Number of days between 08/08/2013 through 12/31/2013:	146	Guaranteed Growth Base =	$115,000
Total number of days in 2013:	365

Guaranteed Growth Amount added to the Withdrawal Benefit Base on 01/01/2014 will be:

[(73 / 365) * $100,000 * 8%] + [(146 / 365) * $125,000 * 8%] + [(146 / 365) * $115,000 * 8%] = $9,280

Guaranteed Growth Base will not increase on the anniversary (it may increase or decrease only as a result of additional Purchase Payments or Early Access Withdrawals).

Growth Rate varies in New York — please see “Appendix B: State Variations” for details.

GUARANTEED GROWTH AND INCOME BENEFIT RIDER: WITHDRAWAL BENEFIT BASE AT THE START OF LIFETIME WITHDRAWALS

At the time you decide to start the Lifetime Withdrawals under the Lifetime Withdrawal Guarantee, your Withdrawal Benefit Base will be set to the greater of the following:

1)	Contract Value

2)	Withdrawal Benefit Base including the Guaranteed Growth Amount prorated for the partial year.

Assumptions:

Rider Effective Date:	01/19/2011
Lifetime Withdrawals start on:	04/01/2012
Contract Value on 04/01/2012 (just prior to the withdrawal):	$109,500
Withdrawal Benefit Base on 01/19/2012:	$108,000
Annual Guaranteed Growth Amount:	$8,000

Last Contract Anniversary	Withdrawals Start	Days since last anniversary	Partial Year Factor	Annual Guaranteed Growth Amount	Guaranteed Growth Amount Prorated	Withdrawal Benefit Base	Withdrawal Benefit Base + Prorated Growth
1/19/2012	4/1/2012	73	0.2	$8,000	$1,600	$108,000	$109,600

Partial Year Factor is calculated by finding the number of days since the most recent Contract Anniversary and then dividing it by 365. If lifetime withdrawals start on 04/01/2012 (73 days after the most recent Contract Anniversary), the Partial Year Factor is equal to 73 / 365 = 0.20

Guaranteed Growth Amount prorated for partial year is then $8,000 * 0.20 = $1,600

Withdrawal Benefit Base including the Guaranteed Growth Amount for the partial year is $108,000 + $1,600 = $109,600.

This is greater than the Contract Value (just prior to the withdrawal), so your Withdrawal Benefit Base will be set to $109,600.

Growth Rate varies in New York — please see “Appendix B: State Variations” for details.

GUARANTEED GROWTH AND INCOME BENEFIT RIDER: AUTOMATIC ANNUAL STEP-UP OF WITHDRAWAL BENEFIT BASE IN THE DEFERRAL PHASE

Assumptions:

Initial Purchase Payment	$100,000
Additional Purchase Payments	None

Contract Anniversary	Contract Value	Guaranteed Growth Amount	Withdrawal Benefit Base before Step-Up	Withdrawal Benefit Base after Step-Up
1	$125,000.00	$8,000.00	$108,000.00	$125,000.00	Step-Up
2	$130,000.00	$8,000.00	$133,000.00	$133,000.00	No Step-Up
3	$135,000.00	$8,000.00	$141,000.00	$141,000.00	No Step-Up
4	$151,000.00	$8,000.00	$149,000.00	$151,000.00	Step-Up

On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Initial Purchase Payment ($100,000). On the first Contract Anniversary, the Guaranteed Growth Amount of $8,000 is added to the Withdrawal Benefit Base ($100,000 + $8,000 = $108,000). The Withdrawal Benefit Base is then compared to the Contract Value for Step-Up Evaluation. Since the Contract Value is greater than the Withdrawal Benefit Base at this point ($125,000 > $108,000), an Automatic Annual Step-Up takes place, and the Withdrawal Benefit Base is set equal to the Contract Value ($125,000). On the next Contract Anniversary, the Guaranteed Growth Amount is added to the Withdrawal Benefit Base and then it’s evaluated for Step-Up: $125,000 + $8,000 = $133,000, Contract Value $130,000 < $133,000, so there is not Step-Up this year.

Growth Rate varies in New York — please see “Appendix B: State Variations” for details.

GUARANTEED GROWTH AND INCOME BENEFIT RIDER: RIDER CHARGE

Suppose a Single Life Guarantee is issued on 05/1/2011. Throughout the first Contract Year, the Rider Charge will be deducted on 07/31/2011, 10/31/2011, 01/31/2012, and 04/30/2012. Suppose the Withdrawal Benefit Base is $100,000 on 05/18/2011, and there are no withdrawals in the Contract Year. The amount of the charge deducted each quarter will then be $100,000 * (1.05% / 4) * (days in quarter not including Leap Day / 91.25).

Suppose that there is no Step-Up on 05/1/2012, so the Withdrawal Benefit Base will be increased by the Guaranteed Growth: $100,000 + (8% x $100,000) = $108,000. In the second Contract Year, the amount of the charge deducted each quarter will then be $108,000 * (1.05% / 4) * (days in quarter not including Leap Day / 91.25).

For example, there are 92 days between 5/1/2012 and 7/31/2012, so the Rider Charge for the 1st Contract Quarter will be 100,000 * (1.05% / 4) * (92 / 91.25) = $264.66. There are only 89 days in the 4th quarter, so the charge will then be $100,000 * (1.05% / 4) * (89 / 91.25) = $256.03.

Growth Rate varies in New York — please see “Appendix B: State Variations” for details.

GUARANTEED GROWTH AND INCOME BENEFIT RIDER: ENHANCEMENT TRUE-UP

This Example illustrates how the Enhancement True-Up process works. Assume all Purchase Payments are made at the beginning of the Contract Year. The Enhancement True-Up Base and Withdrawal Benefit Base below are also values as of the beginning of the Contract Year.

Contract Year	Purchase Payment	Purchase Payment Enhancement	Contract Value Beginning- of-Year	Contract Value End- of-Year	Guaranteed Growth Amount	Enhancements > 36 months old	Enhancement True-Up Base	Withdrawal Benefit Base
1	$250,000	$12,500	$262,500	$262,500	$0	$0	$250,000	$250,000
2	$10,000	$500	$273,000	$273,000	$20,000	$0	$280,000	$280,000
3	$10,000	$500	$283,500	$338,500	$20,800	$0	$310,800	$310,800
4	$30,000	$1,500	$370,000	$395,000	$21,600	$12,500	$374,900	$374,900
5	$0	$0	$395,000	$424,500	$24,000	$500	$399,400	$399,400
6	$0	$0	$424,500	$449,000	$24,000	$500	$423,900	$424,500
7	$0	$0	$449,000	$469,000	$24,000	$1,500	$449,400	$449,400

Assumptions:

Purchase Payments:	$250,000 on Contract Date, $10,000 beginning of Contract Years 2 and 3, $30,000 beginning of Contract Year 4.

Withdrawals:	No Withdrawals

Contract Growth:	No growth in Contract Years 1 and 2, $55,000 in Contract Year 3, $25,000 in Contract Year 4, $29,500 in Contract Year 5, $24,500 in Contract Year 6, $20,000 in Contract Year 7.

Enhancement True-Up Base:

This value is used to determine whether the Withdrawal Benefit Base will receive an Enhancement True-Up. The Enhancement True-Up Base includes your Purchase Payments, Purchase Payment Enhancements more than 36 months old, and the Guaranteed Growth Amounts:

CY1	Enhancement True-Up Base is equal to your initial Purchase Payment at Contract Issue = $250,000. Purchase Payment Enhancement of $12,500 is included in the Contract Value, but not in the Enhancement True-up Base, because it is not yet 36 months old.

CY2	On first anniversary, Guaranteed Growth Amount and another Purchase Payment are added to Enhancement True-Up Base: $250,000 + $20,000 + $ 10,000 = $280,000. Purchase Payment Enhancements from CY 1 or CY 2 are not included, because they are not yet 36 months old.

CY3	On the second Contract Anniversary (beginning of Contract Year 3), Guaranteed Growth Amount and Purchase Payment are again added to the Enhancement True-Up Base: $280,000 + $20,800 + $10,000 = $310,800. Purchase Payment Enhancements are not yet 36 months old.

CY4	On the third Contract Anniversary (beginning of Contract Year 4), Guaranteed Growth Amount and Purchase Payment are added to the Enhancement True-Up Base, as well as the Purchase Payment Enhancement from the initial Purchase Payment, which is now 36 months old: $310,800 + $21,600 + $30,000 + $12,500 = $374,900.

CY5	Guaranteed Growth is added to Withdrawal Benefit Base, there are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 2 is now 36 months old, so it is added to the Enhancement True-Up Base: $374,900 + $24,000 + $500 = $399,400.

CY6	Guaranteed Growth is added to Withdrawal Benefit Base, there are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 3 is now 36 months old, so it is added to the Enhancement True-Up Base: $399,400 + $24,000 + $500 = $423,900.

CY7	Guaranteed Growth is added to Withdrawal Benefit Base, there are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 4 is now 36 months old, so it is added to the Enhancement True-Up Base: $423,900+ $24,000 + $1,500 = $449,400.

Enhancement True-Up Comparison:

Contract Year 4 (BOP)

The first Enhancement True-Up evaluation takes place in the beginning of Contract Year 4. Withdrawal Benefit Base as of the end of Contract Year 3 is $310,800.

Step 1-2:	Purchase Payments and the Guaranteed Growth Amount are added to this WBB: $310,000 + $30,000 + $21,600 = $361,600

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value (BOP): $361,600 < $370,000 , so WBB Steps-Up to $370,000. Guaranteed Growth Period is reset.

Step 4:	WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $370,000 < $374,900, so WBB receives an Enhancement True-Up and is set equal to $374,900

Contract Year 5 (BOP)

On the next Contract Anniversary (beginning of Contract Year 5), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 4 is $374,900.

Step 1-2:	Guaranteed Growth Amount is added to this WBB: $374,900 + $24,000 = $398,900

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value: $398,900 > $395,000, no Step-Up.

Step 4:	WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $398,900 < $399,400, so WBB receives an Enhancement True-Up and is set equal to $399,400

Contract Year 6 (BOP)

On the next Contract Anniversary (beginning of Contract Year 6), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 5 is $399,400.

Step 1-2:	Guaranteed Growth Amount is added to this WBB: $399,400 + $24,000 = $423,400

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value: $423,400 < $424,500, Step-Up takes place and WBB = $424,500

Step 4:	WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $424,500 > $ 423,900, so there is no Enhancement True-Up.

Contract Year 7 (BOP)

On the next Contract Anniversary (beginning of Contract Year 7), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 6 is $424,500.

Step 1-2:	Guaranteed Growth Amount is added to this WBB: $424,500 + $24,000 = $448,500

Step 3:	WBB is evaluated for Step-Up by comparing to the Contract Value: $448,500 < $449,000, Step-Up takes place and WBB = $449,000

Step 4:	$449,000 < $449,400, so Enhancement True-Up also takes place and WBB = $449,400.

Note that the Guaranteed Growth Amount will not be increased for any Purchase Payment Enhancements. It is solely based on the Net Purchase Payments.

Enhancement True-Up is not available in New York.

GUARANTEED GROWTH AND INCOME BENEFIT RIDER: EXAMPLES APPLY TO GUARANTEED GROWTH AND INCOME BENEFIT CONTRACTS PURCHASED PRIOR TO MARCH 15, 2013, AS WELL AS GUARANTEED GROWTH AND INCOME BENEFIT II CONTRACTS PURCHASED AFTER MARCH 15, 2013 (GUARANTEED GROWTH AND INCOME BENEFIT II IS NOT AVAILABLE ON SMART FOUNDATION FLEX VARIABLE ANNUITY FOR CONTRACTS PURCHASED ON OR AFTER MAY 27, 2016)

GUARANTEED GROWTH AND INCOME BENEFIT RIDER: EXCESS WITHDRAWALS

Assume that you are in the Withdrawal Phase under the Guaranteed Growth and Income Benefit Rider. A Guaranteed Annual Withdrawal Amount is calculated which you can withdraw without affecting your Withdrawal Benefit Base. This example overviews what happens when you take a withdrawal that is above the Guaranteed Annual Withdrawal Amount.

Assumptions:

Rider Effective Date:	01/01/2012
Withdrawal Benefit Base on 01/01/2012:	$200,000
Contract Value on 04/01/2012 (immediately prior to withdrawal):	$150,000
Guaranteed Annual Withdrawal Amount for 2012:	$10,000

Suppose on 04/01/2012, you take a withdrawal of $15,000. This is in excess of the Guaranteed Annual Withdrawal Amount by $15,000 – $10,000 = $5,000

Effect on Withdrawal Benefit Base

Excess Withdrawals reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Excess Withdrawal, and

(2)	is the greater of zero and the difference between (i) and (ii) where:

(i)	is the Contract Value immediately prior to the withdrawal, and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.

(a) = $5,000

(b) = $5,000 * ((1) $200,000 / ((2)max(0)(i)$150,000 – (ii)$10,000)) = $5,000 * ($200,000 / $140,000) = $7,142.86

In this case, (b) = $7,142.86 is greater than (a) = $5,000. Therefore, the Withdrawal Benefit Base will be reduced to $200,000 – $7,142.86 = $192,857.14. The Contract Value reduces to $150,000 – $15,000 = $135,000.

Effect on Enhanced Death Benefit Base

Suppose at the time of the withdrawal described above, the Enhanced Death Benefit Base is $200,000. The Enhanced Death Benefit Base is reduced for the total amount of the withdrawal by the greater of (a) and (b), where:

(a)	is the withdrawal amount, and

(b)	is withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Enhanced Death Benefit Base immediately prior to the withdrawal, and

(2)	is the Contract Value immediately prior to the withdrawal

(a) = $15,000

(b) = $15,000 * ((1)$200,000 / (2)$150,000) = $20,000

In this case, (b) = $20,000 is greater than (a) = $15,000. Therefore, the Enhanced Death Benefit Base will be reduced to $200,000 – $20,000 = $180,000. The Contract Value reduces to $150,000 – $15,000 = $135,000.

RMD AND SURRENDER CHARGES / FREE WITHDRAWAL

Assume there is a single Initial Purchase Payment made on 01/01/2012 of $100,000.

The contract is now in its second Contract Year. The Free Withdrawal Amount is currently 10% of Total Purchase Payments:

Free Withdrawal Amount = 10% x $100,000 = $10,000

Suppose your Required Minimum Distribution for 2013 is calculated and is $15,000. On 04/01/2013 you make a $15,000 withdrawal directed as an RMD Withdrawal. The RMD Withdrawal exceeds the Free Withdrawal Amount by $5,000. However, there is no Surrender Charge imposed upon withdrawals taken to satisfy Required Minimum Distributions, even if this amount exceeds the Free Withdrawal Amount. Therefore, there is no Surrender Charge on the withdrawal.

RMD AND GUARANTEED GROWTH AND INCOME BENEFIT RIDER

Assume that you are in the Withdrawal Phase under the Guaranteed Growth and Income Benefit Rider. During the Withdrawal Phase, a Guaranteed Annual Withdrawal Amount is calculated every Contract Year, and allows you to take withdrawals up to that amount without affecting your Withdrawal Benefit Base.

Assumptions:

Rider Effective Date:	01/01/2012
Withdrawal Benefit Base on 01/01/2013:	$200,000
Contract Value on 04/01/2013:	$150,000
Guaranteed Annual Withdrawal Amount for 2013:	$10,000

Suppose your Required Minimum Distribution for 2013 is calculated and is $15,000. On 04/01/2013 you take a $15,000 withdrawal directed as an RMD Withdrawal. RMD withdrawals are subject to more favorable Excess Withdrawal treatment:

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.

In this case, the RMD withdrawal is greater than the Guaranteed Annual Withdrawal Amount. However, because this is an RMD withdrawal, there is no Excess Withdrawal. The Withdrawal Benefit Base is not reduced and remains at $200,000. Contract Value reduces to $150,000 – $15,000 = $135,000.

RMD AND ENHANCED DEATH BENEFIT

Assume that your contract has an Enhanced Death Benefit Rider attached to it.

Assumptions:

Rider Effective Date:	01/01/2012
Enhanced Death Benefit Base on 01/01/2013 (immediately prior to withdrawal):	$200,000
Contract Value on 04/01/2013:	$150,000

Suppose your Required Minimum Distribution for 2013 is calculated and is $15,000. On 04/01/2013 you make a $15,000 withdrawal directed as an RMD Withdrawal. There is no special treatment of Required Minimum Distributions under the Enhanced Death Benefit Rider. The Enhanced Death Benefit Base is reduced for the total amount of the withdrawal by the greater of (a) and (b), where:

(a)	is the withdrawal amount, and

(b)	is withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Enhanced Death Benefit Base immediately prior to the withdrawal, and

(2)	is the Contract Value immediately prior to the withdrawal

(a) = $15,000

(b) = $15,000 * ((1)$200,000 / (2)$150,000) = $20,000

In this case, (b) = $20,000 is greater than (a) = $15,000. Therefore, the Enhanced Death Benefit Base will be reduced to $200,000 – $20,000 = $180,000. The Contract Value reduces to $150,000 – $15,000 = $135,000.

INFLATION PROTECTOR WITHDRAWAL BENEFIT EXAMPLES (INFLATION PROTECTOR WITHDRAWAL BENEFIT IS NOT AVAILABLE ON SMART FOUNDATION FLEX VARIABLE ANNUITY FOR CONTRACTS PURCHASED ON OR AFTER MAY 27, 2016)

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER: INFLATION INCREASE OF WITHDRAWAL BENEFIT BASE IN DEFERRAL PHASE

Assume on 01/01/2014 your Initial Purchase Payment is $100,000. You make an additional Purchase Payment on 04/15/2014 of $50,000, after which the Withdrawal Benefit Base increases to $150,000. You take an Early

Access Withdrawal on 10/15/2014 of $20,000. On 10/15/2014, assume the Contract Value is $140,000 before the Early Access Withdrawal is taken. Assume that the Inflation Factor for the year is 3.00%.

Effect of Early Access Withdrawal on Withdrawal Benefit Base

Early Access Withdrawals reduce the Withdrawal Benefit Base by the greater of (1) and (2) where:

(1)	is the Early Access Withdrawal amount, and

(2)	is the Early Access Withdrawal amount multiplied by the ratio of (a) to (b), where:

(a)	is the Withdrawal Benefit Base immediately prior to the Early Access Withdrawal, and

(b)	is the Contract Value immediately prior to the Early Access Withdrawal.

(1)	$20,000

(2)	$20,000 * ($150,000 / $140,000) = $21,428.57

In this case, (2) = $21,428.57 is greater than (1) = $20,000. Therefore, the Withdrawal Benefit Base will be reduced to $150,000 – $21,428.57 = $128,571.43. The Contract Value reduces to $140,000 – $20,000 = $120,000.

An Inflation Increase will be applied on the next Contract anniversary (01/01/2015) based on the average monthly Withdrawal Benefit Base during the Contract Year. The average monthly Withdrawal Benefit Base is the average monthly value (on each monthiversary) of the Withdrawal Benefit Base over the previous 12 months of the Contract Year.

Monthiversary dates:	Number of months:	Withdrawal Benefit Base:
1/1/2014, 2/1/2014, 3/1/2014, 4/1/2014	4	$100,000
5/1/2014, 6/1/2014, 7/1/2014, 8/1/2014,	6	$150,000
9/1/2014, 10/1/2014
11/1/2014, 12/1/2014	2	$128,571

The Inflation Increase added to the Withdrawal Benefit Base on 01/01/2015 will be:

3% * (4 * 100,000 + 6 * 150,000 + 2 * 128,571) / 12 = $3,893

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER: WITHDRAWAL BENEFIT BASE AT THE START OF LIVING BENEFIT WITHDRAWALS

At the time you decide to start the Living Benefit Withdrawals under the Living Benefit Guarantee, your Withdrawal Benefit Base will be set to the greater of the following:

1)	Contract Value

2)	Withdrawal Benefit Base

Assumptions:

Rider Effective Date:	01/19/2011
Living Benefit Withdrawals start on:	04/01/2012
Contract Value on 04/01/2012 (just prior to the withdrawal):	$108,200
Withdrawal Benefit Base on 01/19/2012:	$107,000

The Contract Value (just prior to withdrawal) of $108,200 is greater than the Withdrawal Benefit Base (just prior to withdrawal) of $107,000. Therefore, your Withdrawal Benefit Base will step-up to $108,200.

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER: AUTOMATIC ANNUAL STEP-UP OF WITHDRAWAL BENEFIT BASE IN DEFERRAL PHASE

Assumptions:

Initial Purchase Payment	$100,000.00
Additional Purchase Payments	None
Inflation Factor	3.00%

Contract Anniversary	Contract Value	Inflation Increase	Withdrawal Benefit Base Before Step-Up	Withdrawal Benefit Base after Step-Up
1	$125,000.00	$3,000.00	$103,000.00	$125,000.00	Step-Up
2	$127,000.00	$3,750.00	$128,750.00	$128,750.00	No Step-Up
3	$132,000.00	$3,862.50	$132,612.50	$132,612.50	No Step-Up
4	$140,000.00	$3,978.38	$136,590.88	$140,000.00	Step-Up

On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Initial Purchase Payment ($100,000). On the first Contract Anniversary, the Inflation Increase of $3,000 is added to the Withdrawal Benefit Base ($100,000 + $3,000 = $103,000). The Withdrawal Benefit Base is then compared to the Contract Value for Step-Up Evaluation. Since the Contract Value is greater than the Withdrawal Benefit Base at this point ($125,000 > $103,000), an Automatic Annual Step-Up takes place, and the Withdrawal Benefit Base is set equal to the Contract Value ($125,000). On the next Contract Anniversary, the Inflation Increase is added to the Withdrawal Benefit Base and then it is evaluated for Step-Up: $125,000 + $3,750 = $128,750, Contract Value $127,000 < $128,750, so there is no Step-Up this year.

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER: RIDER CHARGE

Suppose a Single Life Guarantee is issued on 05/1/2012. Throughout the first Contract Year, the Rider Charge will be deducted on 07/31/2012, 10/31/2012, 01/31/2013, and 04/30/2013. Suppose the Withdrawal Benefit Base is $100,000 on 05/18/2012, and there are no withdrawals in the Contract Year. The amount of the charge deducted each quarter will then be $100,000 * (1.25% / 4) * (days in quarter not including Leap Day / 91.25).

Suppose that there is no Step-Up on 05/1/2013, so the Withdrawal Benefit Base will be increased by the Inflation Increase (this example uses an Inflation Factor of 3.00%): $100,000 + (3% x $100,000) = $103,000. In the second Contract Year, the amount of the charge deducted each quarter will then be $103,000 * (1.25% / 4) * (days in quarter not including Leap Day/ 91.25).

For example, there are 92 days between 5/1/2012 and 7/31/2012, so the Rider Charge for the 1st Contract Quarter will be 100,000 * (1.25%/4) * (92 / 91.25) = $315.07. There are only 89 days in the 4th quarter, so the charge will then be $100,000 * (1.25%/4) * (89/91.25) = $304.79.

Rider Charge varies in New York — please see “Appendix B: State Variations” for details.

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER: ENHANCEMENT TRUE-UP

This Example illustrates how the Enhancement True-Up process works. Assume all Purchase Payments are made at the beginning of the Contract Year. The Enhancement True-Up Base and Withdrawal Benefit Base below are also values as of the beginning of the Contract Year.

Contract Year	Purchase Payment	Purchase Payment Enhancement	Contract Value Beginning- of-Year	Contract Value End- of-Year	Inflation Increase	Enhancements > 36 months old	Enhancement True-Up Base	Withdrawal Benefit Base
1	$250,000.00	$12,500.00	$262,500.00	$262,500.00	$0.00	$0.00	$250,000.00	$250,000.00
2	$10,000.00	$500.00	$273,000.00	$273,000.00	$7,500.00	$0.00	$260,000.00	$273,000.00
3	$10,000.00	$500.00	$283,500.00	$335,000.00	$8,190.00	$0.00	$270,000.00	$291,190.00
4	$30,000.00	$1,500.00	$366,500.00	$385,000.00	$8,735.70	$12,500.00	$312,500.00	$366,500.00
5	$0.00	$0.00	$385,000.00	$424,500.00	$10,995.00	$500.00	$313,000.00	$385,000.00
6	$0.00	$0.00	$424,500.00	$432,000.00	$11,550.00	$500.00	$313,500.00	$424,500.00
7	$0.00	$0.00	$432,000.00	$469,000.00	$12,735.00	$1,500.00	$315,000.00	$437,235.00

Assumptions:

Purchase Payments:	$250,000 on Contract Date, $10,000 beginning of Contract Years 2 and 3, $30,000 beginning of Contract Year 4.

Withdrawals:	No Withdrawals

Inflation Factor:	3% for Contract Years 1-6.

Contract Growth:	No growth in Contract Years 1 and 2, $51,500 in Contract Year 3, $18,500 in Contract Year 4, $39,500 in Contract Year 5, $7,500 in Contract Year 6, $37,000 in Contract Year 7.

Enhancement True-Up Base:

This value is used to determine whether the Withdrawal Benefit Base will receive an Enhancement True-Up. The Enhancement True-Up Base includes your Purchase Payments and Purchase Payment Enhancements more than 36 months old:

CY1	Enhancement True-Up Base is equal to your initial Purchase Payment at Contract Issue = $250,000. Purchase Payment Enhancement of $12,500 is included in the Contract Value, but not in the Enhancement True-up Base, because it is not yet 36 months old.

CY2	On first anniversary, another Purchase Payment is added to Enhancement True-Up Base: $250,000 + $10,000 = $260,000. Purchase Payment Enhancements from CY 1 or CY 2 are not included, because they are not yet 36 months old.

CY3	On the second Contract Anniversary (beginning of Contract Year 3), the additional Purchase Payment is added to the Enhancement True-Up Base: $260,000 + $10,000 = $270,000. Purchase Payment Enhancements are not yet 36 months old.

CY4	On the third Contract Anniversary (beginning of Contract Year 4), the additional Purchase Payment is added to the Enhancement True-Up Base, as well as the Purchase Payment Enhancement from the initial Purchase Payment, which is now 36 months old: $270,000 + $30,000 + $12,500 = $312,500.

CY5	There are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 2 is now 36 months old, so it is added to the Enhancement True-Up Base: $312,500 + $500 = $313,000.

CY6	There are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 3 is now 36 months old, so it is added to the Enhancement True-Up Base: $313,000 + $500 = $313,500.

CY7	There are no Purchase Payments this year, but the Purchase Payment Enhancement from the Purchase Payment made in Contract Year 4 is now 36 months old, so it is added to the Enhancement True-Up Base: $313,500 + $1,500 = $315,000.

Enhancement True-Up Comparison:

Contract Year 4 (BOP)

The first Enhancement True-Up evaluation takes place in the beginning of Contract Year 4. Withdrawal Benefit Base as of the end of Contract Year 3 is $291,190.

Step 1-2: Purchase Payments and the Inflation Increase are added to this WBB: $291,190 + $30,000 + $8,735.70 = $329,925.70

Step 3: WBB is evaluated for Step-Up by comparing to the Contract Value (BOP): $329,925.70 < $366,500, so WBB Steps-Up to $366,500. Deferral Phase Inflation Increase Period is reset.

Step 4: WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $366,500 > $312,500, so there is no Enhancement True-Up.

Contract Year 5 (BOP)

On the next Contract Anniversary (beginning of Contract Year 5), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 4 is $366,500.

Step 1-2: The Inflation Increase is added to this WBB: $366,500 + $10,995 = $377,495

Step 3: WBB is evaluated for Step-Up by comparing to the Contract Value: $377,495 < $385,000, so WBB Steps-Up to $385,000. Deferral Phase Inflation Increase Period is reset.

Step 4: WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $385,000 < $313,000, so there is no Enhancement True-Up.

Contract Year 6 (BOP)

On the next Contract Anniversary (beginning of Contract Year 6), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 5 is $385,000.

Step 1-2: An Inflation Increase is added to this WBB: $385,000 + $11,550 = $396,550.

Step 3: WBB is evaluated for Step-Up by comparing to the Contract Value: $396,550 < $424,500, so WBB Steps-Up to $424,500. Deferral Phase Inflation Increase Period is reset.

Step 4: WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $424,500 > $ 313,500, so there is no Enhancement True-Up.

Contract Year 7 (BOP)

On the next Contract Anniversary (beginning of Contract Year 7), the same process takes place. Withdrawal Benefit Base at the end of Contract Year 6 is $424,500.

Step 1-2: An Inflation Increase is added to this WBB: $424,500 + $12,735 = $437,235.

Step 3: WBB is evaluated for Step-Up by comparing to the Contract Value: $437,235 > $432,000, no Step-Up.

Step 4: WBB is evaluated for Enhancement True-Up by comparing to the Enhancement True-Up Base: $437,235 > $ 315,000, so there is no Enhancement True-Up.

Enhancement True-Up is not available in New York.

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — LIFETIME WITHDRAWAL GUARANTEE: LIFETIME WITHDRAWAL RATE CALCULATION

$100,000 is deposited at issue; $50,000 is deposited in the beginning of the 4th Contract Year (3 years since issue). Withdrawals start in the beginning of Contract Year 7. Annuitant is Actual Age 72 at the time of first withdrawal.

Contract Year	Purchase Payment	Age of Purchase Payment	Total Purchase Payments	Waiting Bonus
1	$100,000	6	$150,000	0.40%
4	$50,000	3	$150,000	0.10%
Effective Waiting Bonus:				0.50%

Withdrawal Rate Adjustment Waiting Period = 0

Maximum Withdrawal Rate Adjustment Period = 10

Annual Adjustment Rate = 0.10%

Age-Based Lifetime Withdrawal Rate = 4.5%

Initial Calculation of Effective Waiting Bonus.

Waiting Bonus = (Age of PP) * (Annual Adjustment Rate) * (PP Amount) / (Total PP)

For $100K Purchase Payment deposited at issue:

Waiting Bonus = (6) * (0.10%) * ($100,000) / ($150,000) = 0.40%

For $50K Purchase Payment deposited in the beginning of the 4th Contract Year:

Waiting Bonus = (3) * (0.10%) * ($50,000) / ($150,000) = 0.10%

The Effective Waiting Bonus is the sum of the Waiting Bonus for each Purchase Payment.

Effective Waiting Bonus = 0.40% + 0.10% = 0.50%

Lifetime Withdrawal Rate = Age-Based Lifetime Withdrawal Rate + Effective Waiting Bonus = 4.5% + 0.50% = 5.00%

Suppose there is a Step-Up in Contract Year 11. Since the Annuitant has reached age 76 at this time, he is eligible to receive the higher Age-Based Lifetime Withdrawal Rate. The Effective Waiting Bonus will not be recalculated at this point. The new Lifetime Withdrawal Rate = 5.0% + 0.50% = 5.50%

The Waiting Bonus is not available in New York.

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — LIFETIME WITHDRAWAL GUARANTEE: EXCESS WITHDRAWALS

Assume that you are in the Withdrawal Phase under the Lifetime Withdrawal Guarantee of the Inflation Protector Benefit Rider. A Guaranteed Annual Withdrawal Amount is calculated which you can withdraw without affecting your Withdrawal Benefit Base. This example overviews what happens when you take a withdrawal that is above the Guaranteed Annual Withdrawal Amount.

Assumptions:

Rider Effective Date:	1/1/2013
Withdrawal Benefit Base on 01/01/2013:	$200,000.00
Contract Value on 4/1/2013 (immediately prior to withdrawal):	$150,000.00
Guaranteed Annual Withdrawal Amount for 2013:	$10,000.00

Suppose on 04/01/2013, you take a withdrawal of $15,000. This is in excess of the Guaranteed Annual Withdrawal Amount by $15,000 – $10,000 = $5,000

Effect on Withdrawal Benefit Base

Excess Withdrawals reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Excess Withdrawal, and

(2)	is the difference between (i) and (ii) where:

(i)	is the Contract Value immediately prior to the withdrawal, and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.

(a) = $5,000

(b) = $5,000 * ((1) $200,000 / ((2)max(0,(i)$150,000 – (ii)$10,000)) = $5,000 * ($200,000 / $140,000) = $7142.86

In this case, (b) = $7,142.86 is greater than (a) = $5,000. Therefore, the Withdrawal Benefit Base will be reduced to $200,000 – $7,142.86 = $192,857.14. The Contract Value reduces to $150,000 – $15,000 = $135,000.

Effect on Enhanced Death Benefit Base

Suppose at the time of the withdrawal described above, the Enhanced Death Benefit Base is $200,000. The Enhanced Death Benefit Base is reduced for the total amount of the withdrawal by the greater of (a) and (b), where:

(a)	is the withdrawal amount, and

(b)	is withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Enhanced Death Benefit Base immediately prior to the withdrawal, and

(2)	is the Contract Value immediately prior to the withdrawal

(a) = $15,000

(b) = $15,000 * ((1)$200,000 / (2)$150,000) = $20,000

In this case, (b) = $20,000 is greater than (a) = $15,000. Therefore, the Enhanced Death Benefit Base will be reduced to $200,000 – $20,000 = $180,000. The Contract Value reduces to $150,000 – $15,000 = $135,000.

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — STANDARD WITHDRAWAL GUARANTEE: AVAILABLE STANDARD WITHDRAWAL RATES

This example illustrates how the available Standard Withdrawal Rates are determined at the time of Living Benefit Withdrawal. (To see how the Lifetime Withdrawal Rate is determined for the following scenario, see “Inflation Protector Withdrawal Benefit Rider — Lifetime Withdrawal Guarantee: Lifetime Withdrawal Rate Calculation” example in Appendix A.)

Suppose $100,000 is deposited at issue; $50,000 is deposited in the beginning of the 4th Contract Year (3 years since issue). Standard Withdrawals start in the beginning of Contract Year 7. Annuitant is Actual Age 72 at the time of first withdrawal.

The Standard Withdrawal Rates available at the time of first withdrawal will be those that are greater than or equal to the then applicable Lifetime Withdrawal Rate plus the Standard Withdrawal Rate Threshold (0.50%).

The Lifetime Withdrawal Rate under the Lifetime Withdrawal Guarantee is equal to the sum of the Age-Based Lifetime Withdrawal Rate and the Effective Waiting Bonus. At time of the Standard Withdrawal, these components and the Lifetime Withdrawal Rate have the following values:

Age-Based Lifetime Withdrawal Rate: 4.5%

Effective Waiting Bonus: 0.50%

Lifetime Withdrawal Rate: 4.50% + 0.50% = 5.00%

Available Standard Withdrawal Rates ≥ (5.00% + 0.50% = 5.50%)

The available Standard Withdrawal Rates are 6.00%.

The Waiting Bonus is not available in New York.

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — STANDARD WITHDRAWAL GUARANTEE

This example illustrates the effect of withdrawals under the Standard Withdrawal Guarantee on the Standard Withdrawal Benefit Balance and the Withdrawal Benefit Base, described in Section 11.11 — “Withdrawal Options under the Rider — Standard Withdrawal Guarantee under the Living Benefit Guarantee” of this prospectus.

Assume that at the start (BOP) of the Contract Year, your contract has the following values:

Guaranteed Annual Withdrawal Amount (GAWA)	$10,000
Standard Annual Reduction	$5,000
Contract Value (CV)	$40,000
Withdrawal Benefit Base	$200,000
Standard Withdrawal Benefit Balance	$45,000

Scenario 1.

Monthly withdrawals of $1,000 are taken at the end of each Contract Month. For simplicity, we will assume that the Contract Value will only reduce for withdrawals, and will not change for any gains, losses, or charges (therefore, there is no opportunity for Step-Up). Table below shows the Standard Withdrawal Benefit Balance and Withdrawal Benefit Base at the end of each Contract Month (EOP), reduced for withdrawals.

Abbreviations:

BOP = Beginning of Period, EOP = End of Period, CV = Contract Value, GAWA = Guaranteed Annual Withdrawal Amount, SAR = Standard Annual Reduction, WD = Withdrawal, WBB = Withdrawal Benefit Base, SWBB = Standard Withdrawal Benefit Balance

Month	CV BOP	GAWA Rem. BOP	SAR Rem. BOP	WD	Cum WD	Gain	Excess WD	WBB BOP	SWBB BOP	WBB Red.	WBB EOP	SWBB EOP
1	$40,000	$10,000	$5,000	$1,000	$1,000	$0	$0	$200,000	$45,000	$0	$200,000	$44,000
2	$39,000	$9,000	$4,000	$1,000	$2,000	$0	$0	$200,000	$44,000	$0	$200,000	$43,000
3	$38,000	$8,000	$3,000	$1,000	$3,000	$0	$0	$200,000	$43,000	$0	$200,000	$42,000
4	$37,000	$7,000	$2,000	$1,000	$4,000	$0	$0	$200,000	$42,000	$0	$200,000	$41,000
5	$36,000	$6,000	$1,000	$1,000	$5,000	$0	$0	$200,000	$41,000	$0	$200,000	$40,000
6	$35,000	$5,000	$0	$1,000	$6,000	$0	$0	$200,000	$40,000	$0	$200,000	$40,000
7	$34,000	$4,000	$0	$1,000	$7,000	$0	$0	$200,000	$40,000	$0	$200,000	$40,000
8	$33,000	$3,000	$0	$1,000	$8,000	$0	$0	$200,000	$40,000	$0	$200,000	$40,000
9	$32,000	$2,000	$0	$1,000	$9,000	$0	$0	$200,000	$40,000	$0	$200,000	$40,000
10	$31,000	$1,000	$0	$1,000	$10,000	$0	$0	$200,000	$40,000	$0	$200,000	$40,000
11	$30,000	$0	$0	$1,000	$11,000	$0	$1,000	$200,000	$40,000	$6,667	$193,333	$38,667
12	$29,000	$0	$0	$1,000	$12,000	$0	$1,000	$193,333	$38,667	$6,667	$186,667	$37,333
1	$28,000	$9,333	$5,000

Standard Withdrawal Benefit Balance is reduced as follows:

–	For the first 5 months (as long as the cumulative withdrawals in the Contract Year are less than Standard Annual Reduction), the Standard Withdrawal Benefit Balance is reduced by the dollar amount of every $1,000 withdrawal.

–	For the next 5 months (when cumulative withdrawals in the Contract Year exceed Standard Annual Reduction but are less than the GAWA), the Standard Withdrawal Benefit Balance is not reduced.

–	Withdrawals in Contract Months 11 and 12 are considered Excess Withdrawals, as the GAWA has been depleted by this time.

Excess Withdrawals reduce the Standard Withdrawal Benefit Balance by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the difference between (i) and (ii), where:

(i)	is the Standard Withdrawal Benefit Balance immediately prior to the withdrawal, and

(ii)	is the Standard Annual Reduction remaining prior to the withdrawal, and

(2)	is the difference between (i) and (ii) where:

(i)	is the Contract Value immediately prior to the withdrawal, and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.

•	At the end of Contract Month 11:

(a)	$1,000

(b)	$1,000*[(1)((i)$40,000—(ii)$0)/(2)((i)$30,000-(ii)$0)] = $1,333

In this case, (b) = $1,333 is greater than (a) = $1,000. Therefore, the Standard Withdrawal Benefit Balance will be reduced by $1,333 for the Excess Withdrawal.

•	At the end of Contract Month 12:

(a)	$1,000

(b)	$1,000*[(1)((i)$38,667-(ii)$0)/(2)((i)$29,000-(ii)$0)] = $1,333

In this case, (b) = $1,333 is greater than (a) = $1,000. Therefore, the Standard Withdrawal Benefit Balance will be reduced by $1,333 for the Excess Withdrawal.

Withdrawal Benefit Base is reduced as follows:

–	For the first 10 months (as long as the cumulative withdrawals in the Contract Year are less than GAWA), the Withdrawal Benefit Base is not reduced.

–	Withdrawals in Contract Months 11 and 12 are considered Excess Withdrawals, as GAWA has been depleted by this time.

Excess Withdrawals reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Excess Withdrawal, and

(2)	is the difference between (i) and (ii) where:

(i)	is the Contract Value immediately prior to the withdrawal, and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.

•	At the end of Contract Month 11:

(a)	$1,000

(b)	$1,000*[(1)($200,000)/(2)((i)$30,000-(ii)$0)] = $6,667

In this case, (b) = $6,667 is greater than (a) = $1,000. Therefore, the Withdrawal Benefit Base will be reduced by $6,667 for the Excess Withdrawal.

•	At the end of Contract Month 12, the Withdrawal Benefit Base is reduced by the greater of (a) and (b):

(a)	$1,000

(b)	$1,000*[(1)($193,333)/(2)((i)$29,000-(ii)$0)] = $6,667

In this case, (b) = $6,667 is greater than (a) = $1,000. Therefore, the Withdrawal Benefit Base will be reduced by $6,667 for the Excess Withdrawal.

Scenario 2.

Now assume that you take $11,000 withdrawal at the end of month 11, and a $1,000 withdrawal at the end of month 12.

Month	CV BOP	GAWA Rem. BOP	SAR Rem. BOP	WD	Cum WD	Gain	Excess WD	WBB BOP	SWBB BOP	WBB Red.	WBB EOP	SWBB EOP
11	$40,000	$10,000	$5,000	$11,000	$11,000	$0	$1,000	$200,000	$45,000	$6,667	$193,333	$38,667
12	$29,000	$0	$0	$1,000	$12,000	$0	$1,000	$193,333	$38,667	$6,667	$186,667	$37,333
1	$28,000	$9,333	$5,000

Standard Withdrawal Benefit Balance is reduced as follows:

–	At the end of Contract Month 11, Excess Withdrawal = Total Withdrawal – GAWA Remaining = $11,000 – $10,000 = $1,000. At the end of Contract Month 12, Excess Withdrawal is $1,000 – $0 = $1,000:

•	At the end of Contract Month 11:

(a)	$1,000

(b)	$1,000*[(1)((i)$45,000-(ii)$5,000)/(2)((i)$40,000-(ii)$10,000)] = $1,333

In this case, (b) = $1,333 is greater than (a) = $1,000. Therefore, the Standard Withdrawal Benefit Balance will be reduced by $1,333 for the Excess Withdrawal.

•	At the end of Contract Month 12:

(a)	$1,000

(b)	$1,000*[(1)((i)$38,667-(ii)$0)/(2)((i)$29,000-(ii)$0)] = $1,333

In this case, (b) = $1,333 is greater than (a) = $1,000. Therefore, the Standard Withdrawal Benefit Balance will be reduced by $1,333 for the Excess Withdrawal.

Withdrawal Benefit Base is reduced as follows:

–	At the end of Contract Month 11, Excess Withdrawal = Total Withdrawal – GAWA Remaining = $11,000 – $10,000 = $1,000. At the end of Contract Month 12, Excess Withdrawal is $1,000 – $0 = $1,000:

•	At the end of Contract Month 11:

(a)	$1,000

(b)	$1,000*[(1)($200,000)/(2)((i)$40,000-(ii)$10,000)] = $6,667

In this case, (b) = $6,667 is greater than (a) = $1,000. Therefore, the Withdrawal Benefit Base will be reduced by $6,667 for the Excess Withdrawal.

•	At the end of Contract Month 12:

(a)	$1,000

(b)	$1,000*[(1)($193,333)/(2)((i)$29,000-(ii)$0)] = $6,667

In this case, (b) = $6,667 is greater than (a) = $1,000. Therefore, the Withdrawal Benefit Base will be reduced by $6,667 for the Excess Withdrawal.

In both cases, the Standard Withdrawal Benefit Balance is equal to $37,333 and Withdrawal Benefit Base is equal to $186,667 after reductions for withdrawals (at the end of month 12).

In the beginning of the next Contract Year, the new GAWA and Standard Annual Reduction are calculated (assuming there is no Inflation Increase): GAWA = Withdrawal Benefit Base * Standard Withdrawal Rate = $186,667 * 0.05 = $9,333

Standard Annual Reduction = lesser of 1) previous Standard Annual Reduction and 2) new GAWA = $5,000

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — STANDARD WITHDRAWAL GUARANTEE: GUARANTEED ANNUAL WITHDRAWAL AMOUNT IN THE FINAL YEAR

At the start of the Contract Year, your contract has the following values:

Contract Value (CV)	$3,400
Withdrawal Benefit Base	$93,139
Standard Withdrawal Benefit Balance	$4,000
Guaranteed Annual Withdrawal Amount (GAWA)	$4,657
Standard Annual Reduction	$4,499

–	At the start of the Contract Year, Standard Withdrawal Benefit Balance is compared to Standard Annual Reduction: $4,000 < $4,499.

–	Since Standard Withdrawal Benefit Balance is less than Standard Annual Reduction, your GAWA will be reduced.

–	GAWA Reduction Factor = Standard Withdrawal Benefit Balance / Standard Annual Reduction = $4,000 / $4,499 = 88.9%.

–	The reduced GAWA will be calculated as follows: Reduced GAWA = $4,657 * 88.9% = $4,140.

–	Even though your CV is only $3,400, and your Standard Withdrawal Benefit Balance is only $4,000, you can take withdrawals up to GAWA = $4,140

–	Your contract will then be terminated according to the terms of this Rider (see Section 11.20 — “Termination of the Inflation Protector Withdrawal Benefit Rider”).

RMD AND INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — STANDARD WITHDRAWAL GUARANTEE

Assume that you are in the Withdrawal Phase under the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider. During the Withdrawal Phase, a Guaranteed Annual Withdrawal Amount is calculated every Contract Year, and allows you to take withdrawals up to that amount without affecting your Withdrawal Benefit Base.

Assumptions:

Rider Effective Date:	1/1/2013
Withdrawal Benefit Base on 01/01/2014:	$200,000
Standard Withdrawal Benefit Balance on 01/01/2014:	$175,000
Contract Value on 04/01/2014:	$150,000
Guaranteed Annual Withdrawal Amount for 2014:	$10,000
Standard Annual Reduction for 2014:	$7,500

Suppose your Required Minimum Distribution for 2014 is calculated and is $15,000. On 04/01/2014 you take a $15,000 withdrawal directed as an RMD Withdrawal. RMD withdrawals are subject to more favorable Excess Withdrawal treatment:

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	The Standard Withdrawal Benefit Balance will be reduced by the dollar amount of withdrawals greater than the Guaranteed Annual Withdrawal Amount but less than or equal to the RMD

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.

In this case, the RMD withdrawal is greater than the Guaranteed Annual Withdrawal Amount. However, because this is an RMD withdrawal, there is no Excess Withdrawal. The Withdrawal Benefit Base is not reduced and remains at $200,000. The Standard Withdrawal Benefit Balance is reduced by the dollar amount of the RMD withdrawal above the Guaranteed Annual Withdrawal Amount. The Standard Withdrawal Benefit Balance reduces to $175,000 – $7,500 – $5,000 = $162,500. Contract Value reduces to $150,000 – $15,000 = $135,000.

RMD AND INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — LIFETIME WITHDRAWAL GUARANTEE

Assume that you are in the Withdrawal Phase under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider. During the Withdrawal Phase, a Guaranteed Annual Withdrawal Amount is calculated every Contract Year, and allows you to take withdrawals up to that amount without affecting your Withdrawal Benefit Base.

Assumptions:

Rider Effective Date:	1/1/2013
Withdrawal Benefit Base on 01/01/2014:	$200,000
Contract Value on 04/01/2014:	$150,000
Guaranteed Annual Withdrawal Amount for 2014:	$10,000

Suppose your Required Minimum Distribution for 2014 is calculated and is $15,000. On 04/01/2014 you take a $15,000 withdrawal directed as an RMD Withdrawal. RMD withdrawals are subject to more favorable Excess Withdrawal treatment:

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.

In this case, the RMD withdrawal is greater than the Guaranteed Annual Withdrawal Amount. However, because this is an RMD withdrawal, there is no Excess Withdrawal. The Withdrawal Benefit Base is not reduced and remains at $200,000. Contract Value reduces to $150,000 – $15,000 = $135,000.

GUARANTEED MINIMUM ACCUMULATION BENEFIT EXAMPLES (GUARANTEED MINIMUM ACCUMULATION BENEFIT IS NOT AVAILABLE ON SMART FOUNDATION FLEX VARIABLE ANNUITY FOR CONTRACTS PURCHASED ON OR AFTER MAY 27, 2016)

GUARANTEED MINIMUM ACCUMULATION BENEFIT

Effect of Subsequent Purchase Payments on Guaranteed Minimum Accumulation Benefit

Suppose your benefit is issued on 2/15/2011 and your benefit period is ten years. Any Purchase Payment received between 2/15/2011 and 2/14/2012 will be added to Guaranteed Minimum Accumulation Benefit Base dollar-for-dollar. Any Purchase Payment received on or after 2/15/2012 will not be added to Guaranteed Minimum Accumulation Benefit Base.

If step-up option is not exercised, and you decide to renew your benefit for another ten years on 2/15/2021, any Purchase Payment received between 2/15/2021 and 2/14/2022 will be added to Guaranteed Minimum Accumulation Benefit Base dollar-for-dollar. Any Purchase Payment received on or after 2/15/2022 will not be added to Guaranteed Minimum Accumulation Benefit Base.

Effect of Withdrawals on Guaranteed Minimum Accumulation Benefit

The Guaranteed Minimum Accumulation Benefit Base will be reduced by the withdrawal in a proportional manner. The reductions in the Guaranteed Minimum Accumulation Benefit Base occur as of the date of each applicable withdrawal. The proportional reduction, which is subtracted from the Guaranteed Minimum Accumulation Benefit base immediately prior to the withdrawal, is determined by multiplying (i) and (ii) where:

(i)	is the Guaranteed Minimum Accumulation Benefit immediately prior to the withdrawal, and

(ii)	is a ratio of the current withdrawal amount to the Contract Value immediately prior to the withdrawal.

Example: Assume there is a single $7,500 withdrawal during a Contract Year. Suppose that the Contract Value and Guaranteed Minimum Accumulation Benefit Base just prior to the withdrawal are $110,000 and $100,000 respectively.

The Guaranteed Minimum Accumulation Benefit Base will be reduced by the following amount:

Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) = $100,000 x ($7,500/$110,000) = $6,818.18

If the Contract Value just before the $7,500 withdrawal was $90,000, the reduction to the Guaranteed Minimum Accumulation Benefit Base would be as follows:

Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) = $100,000 x ($7,500/$90,000) = $8,333.33

APPENDIX B: STATE VARIATIONS

Following is the summary of state variations for Smart Foundation Variable Annuity. This list includes only the variations that have the most impact on the features and benefits of your Contract, and is not meant to be comprehensive. Information contained below is subject to change without notice based on state approvals of the contract. Please refer to your contract for specific information

CALIFORNIA

Section 1.3. Right to Review the Contract has been modified to read as follows:

The Contract Owner may cancel this contract within ten days after its receipt. If this contract is a Replacement Contract it may be cancelled by returning it within 30 days after it is received by the Contract Owner. In either situation, simply return or mail it to the Company or the representative through whom it was purchased. The Company will refund the Contract Value and policy fees, if any, as of the time notification is received.

Section 3.1. Transaction Charges:

The Premature Withdrawal Charge will not be assessed in California.

Section 4.3. Waiver of Surrender Charges / Medically Related Withdrawal provision has been revised to read as follows:

You may request the waiver of Surrender Charges for your Medically Related Withdrawal of all or part of your Contract Value if certain medically related contingencies occur. The waiver of Surrender Charges is available if, while the contract is in force, the Contract Owner (or Annuitant for entity-owned Contracts) is first diagnosed as having a fatal injury or illness (an injury or illness expected to result in death within 2 years for 80% of diagnosed cases).

Waiver of Surrender Charges under confinement to a medical care facility is not permitted in California.

Section 4.3. Waiver of Surrender Charges / Disability Related Withdrawal provision has been revised to read as follows:

You may request the waiver of Surrender Charges for your Disability Related Withdrawal of all or part of your Contract Value if:

(1)	The Contract Owner (or Annuitant for entity-owned Contracts) has a disability that renders one unable to perform with reasonable continuity the substantial and material acts necessary to pursue his usual occupation in the usual or customary way or to engage with reasonable continuity in another occupation in which he could reasonably be expected to perform satisfactorily in light of his age, education, training, experience, station in life, physical and mental capacity, and

(2)	The disability began after the Contract Date, and

(3)	The disability has continued without interruption for four months.

Section 8.2. Purchasing the Enhanced Death Benefit Rider with your Contract (Owner/Annuitant Requirements):

Covered Life ownership and beneficiary restrictions only apply at time of issue.

Section 8.13. Termination of the Enhanced Death Benefit Rider:

Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

Section 9.2. Purchasing the Guaranteed Growth and Income Benefit Rider with your Contract (Owner / Annuitant Requirements):

Covered Life ownership and beneficiary restrictions only apply at time of issue.

Section 9.17. Termination of the Guaranteed Growth and Income Benefit Rider:

Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

Section 10.1. Purchasing both the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders with your Contract (Owner / Annuitant Requirements):

Covered Life ownership and beneficiary restrictions only apply at time of issue.

Section 11.2. Purchasing the Inflation Protector Withdrawal Benefit Rider with your Contract (Owner / Annuitant Requirements):

Covered Life ownership and beneficiary restrictions only apply at time of issue.

Section 11.20. Termination of the Inflation Protector Withdrawal Benefit Rider:

Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

Section 12.1. Purchasing both the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders with your Contract (Owner / Annuitant Requirements):

Covered Life ownership and beneficiary restrictions only apply at time of issue.

CONNECTICUT

FEE TABLES (Contract Owner Transaction Expenses):

Surrender Charge schedule for Smart Foundation Plus Base Contract Option varies in Connecticut (see section 3.1 below).

Section 1.5. Base Contract Options (Can I Keep My Purchase Payment Enhancements?):

Purchase Payment Enhancements will only be forfeited in Connecticut if you cancel your Contract during the “Right to Review” period described in your Contract.

Section 3.1. Transaction Charges:

Surrender Charge schedule for Smart Foundation Plus Base Contract Option in Connecticut is as follows:

Number of full years since Purchase Payment	Applicable Surrender Charge
Smart Foundation Plus Base Contract Option
0	9.0%
1	9.0%
2	8.0%
3	7.0%
4	6.0%
5	5.0%
6	4.0%
7	3.0%
8	2.0%
9	0.0%

The Premature Withdrawal Charge will not be assessed in Connecticut.

Section 4.3. Waiver of Surrender Charges:

Waiver of Surrender Charges for Disability Related Withdrawals is not available in Connecticut.

Term “Medically Related Withdrawal” is replaced with “Waiver of Surrender Charges.” Provisions of the Section are changed as follows:

You may request the waiver of Surrender Charge of all or part of your Contract Value if either of the following events occurs:

(1)	The Contract Owner (or Annuitant for entity-owned Contracts) is first confined to a hospital or nursing facility while this Contract is in force and remains confined for at least 90 days in a row.

(2)	The Contract Owner (or Annuitant for entity-owned Contracts) is diagnosed by a licensed physician with a fatal illness (an illness expected to result in death within 2 years) while this Contract is in force.

Section 5.1. Death before Annuity Date:

Purchase Payment Enhancement will not be forfeited from the Contract Value component of the Standard Death Benefit, or from the Contract Value payable upon death of a Contract Owner, in Connecticut.

Section 6.6. Annuity Payments:

If the age of the Annuitant or Joint Payee is misstated and the contract is annuitized, an actuarial equivalent adjustment will be made on future payments under the contracts.

Section 8.13. Termination of the Enhanced Death Benefit Rider:

Rider will terminate upon a change of ownership only when the Contract Owner is also the Covered Life under the Rider. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

Section 9.17. Termination of the Guaranteed Growth and Income Benefit Rider:

Rider will terminate upon a change of ownership only when the Contract Owner is also the Covered Life under the Rider. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

Section 11.20. Termination of the Inflation Protector Withdrawal Benefit Rider:

Rider will terminate upon a change of ownership only when the Contract Owner is also the Covered Life under the Rider. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

FLORIDA

Section 1.2. Maximum Purchase Payment Amount has been modified to read as follows:

Total purchase payment must not be greater than $2 million into one contract by the same owner/annuitant.

Section 1.3. Right to Review the Contract has been modified to read as follows:

You may cancel the Contract within 14 days (21 days for Contract Owners age 65 and older) after its receipt. Simply return or mail it to the Company or the representative through whom it was purchased. The company will refund an amount equal to the cash surrender value plus any fees or charges deducted from the purchase payments.

Section 3.1. Transaction Charges:

The Premature Withdrawal Charge will not be assessed after the 10th Contract Year.

Section 6.4. What happens on the Annuity Date?:

A notification that an Annuity Option must be selected will be sent to you 60 days prior to your Annuity Date. You must select an Annuity Option and notify us of your election at least 30 days prior to the Annuity Date. In the event no response is received from you, and you did not specify an Annuity Option, the Contract Value will be annuitized on the Annuity Date based on an applicable default option.

If the Annuity Date is less than the maximum maturity date, the Annuity Date will not be changed to the maximum maturity date allowed by the state.

Section 8.13. Termination of the Enhanced Death Benefit Rider:

Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

Section 9.17. Termination of the Guaranteed Growth and Income Benefit Rider:

Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

Section 11.20. Termination of the Inflation Protector Withdrawal Benefit Rider:

Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

NEW YORK

Section 1.3. Right to Review the Contract has been modified to read as follows:

You may cancel the Contract within 10 days after its receipt. Simply return or mail it to the Company or the representative through whom it was purchased, along with a written request to cancel the Contract based on this provision. The Company will refund any purchase payments made.

Section 2.2. The Fixed Account:

Fixed Interest Options are not available in New York.

Section 3.1. Transaction Charges:

Premature Withdrawal Charge does not apply in New York.

Section 3.2. Periodic Charges:

The Rider Charge for Guaranteed Growth and Income Benefit Contacts purchased prior to March 15, 2013, in New York is 1.05% for a Single or Joint Life Guarantee.

The current Rider Charge for Inflation Protector Withdrawal Benefit in New York for a Single Life Guarantee is 1.05%, and 1.30% for a Joint Life Guarantee.

Section 4.1. Ways to Access Your Money:

Withdrawals Treated as Surrenders:

In some circumstances, we reserve the right to treat your withdrawal as a full surrender, or to initiate a payment of the Contract Value to you. This will cause your Contract and any optional benefits to terminate.

We also reserve the right to terminate the Contract and any applicable Death Benefit by initiating a payment of the Contract Value to you, if there is no Purchase Payment activity during the three most recent Contract Years, and the Contract Value is less than $2,000.

Minimum Remaining Balance (described under “Withdrawals Treated as Surrenders” and “Partial Withdrawal” subsections of section 4.1) in New York is as follows:

Base Contract Option	Minimum Remaining Balance (after withdrawal)
Smart Foundation Prime	$2,000
Smart Foundation Flex	$2,000
Smart Foundation Plus	$2,000

Section 5.1. Death before Annuity Date:

Purchase Payment Enhancement will not be forfeited from the Contract Value component of the Standard Death Benefit, or from the Contract Value payable upon death of a Contract Owner, in New York.

Section 6.6. Annuity Payments:

The Contract Value on the day immediately preceding the Annuity Date will be used to determine the Annuity Payment. If your Contract Value to be applied to the selected Annuity Option on the Annuity Date is less than $2,000, or would provide an income the initial amount of which is less than $20 per month, we may pay you such amount in a lump sum.

The annuity benefits at the time of their commencement will not be less than those that would be provided by the application of the greater of the Surrender Value and 95% of the Contract Value to purchase a single premium immediate annuity contract at purchase rates offered by the company at the time to the same class of annuitants.

Section 8.5. Smart Foundation Plus Base Contract Option and the Enhanced Death Benefit Base

The Enhanced Death Benefit Base Enhancement True-Up feature is not available in New York.

Section 9.4. Withdrawal Benefit Base (Guaranteed Growth and Income Benefit):

Growth Rate is 7% in New York for Guaranteed Growth and Income Benefit Contracts purchased prior to March 15, 2013.

Section 9.5. Smart Foundation Plus Base Contract Option and the Guaranteed Growth and Income Benefit Rider

The Withdrawal Benefit Base Enhancement True-Up feature is not available in New York.

Section 9.6. Rider Charge:

The Rider Charge for Guaranteed Growth and Income Benefit Contacts purchased prior to March 15, 2013 is 1.05% for a Single or Joint Life Guarantee.

Section 9.8. Withdrawal Options under the Rider (Guaranteed Growth and Income Benefit):

Age-Banded Lifetime Withdrawal Rates in New York for Guaranteed Growth and income Benefit Contracts purchased prior to March 15, 2013 are:

Actual Age at the start of Withdrawal Phase		Lifetime Withdrawal Rate (Single)	Lifetime Withdrawal Rate (Joint)
At Least	But Less Than
55	65	4.00%	3.50%
65	75	5.00%	4.50%
75 and over		6.00%	5.50%

For a Single Life Guarantee, the Lifetime Withdrawal Rate is based on the Actual Age of the Covered Life at the time you exercise the Lifetime Withdrawal Guarantee. For a Joint Life Guarantee, the Lifetime Withdrawal Rate is based on the Actual Age of the younger Covered Life at the time you exercise the Lifetime Withdrawal Guarantee.

Section 9.14. What Happens on the Annuity Date under the Rider?:

You must select an Annuity Option at least 30 days prior to the Annuity Date. If the Guaranteed Growth and Income Benefit Rider is in effect when the maximum maturity date has been reached, and you did not specify an option you wish to exercise, your Contract will be annuitized at the default option offered by the Contract or under the conditions of the Rider, whichever is greater.

When the Contract is annuitized, the annuity payment schedule and the amount are fixed and cannot be altered. The Annuity Option cannot be changed after the Contract is annuitized. If the Contract is annuitized based on the Rider’s Living Benefit Guarantee, the Death Benefit is no longer payable. Also, any favorable treatment of RMD withdrawals under the Rider no longer applies, as such distributions are no longer required. If the remaining annuity payments due each Contract Year are less than $100, the remaining annuity payments will be commuted and a lump sum not less than the Contract Value will be paid.

Section 11.4. Withdrawal Benefit Base:

The Maximum Inflation Factor is 4%.

Section 11.5. Smart Foundation Plus Base Contract Option and the Inflation Protector Withdrawal Benefit Rider:

The Withdrawal Benefit Base Enhancement True-Up feature is not available in New York.

Section 11.6. Rider Charge:

The current Rider Charge for a Single Life Guarantee is 1.05%, and 1.30% for a Joint Life Guarantee.

Section 11.10. Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee:

The Waiting Bonus feature is not available in New York.

Section 11.17. What Happens on the Annuity Date under the Rider?:

You must select an Annuity Option at least 30 days prior to the Annuity Date. If the Inflation Protector Withdrawal Benefit Rider is in effect when the maximum maturity date has been reached, and you did not specify an option you wish to exercise, your Contract will be annuitized at the default option offered by the Contract or under the conditions of the Rider, whichever is greater.

When the Contract is annuitized, the annuity payment schedule and the amount are fixed and cannot be altered. The Annuity Option cannot be changed after the Contract is annuitized. If the Contract is annuitized based on the Rider’s Living Benefit Guarantee, the Death Benefit is no longer payable. Also, any favorable treatment of RMD withdrawals under the Rider no longer applies, as such distributions are no longer required. If the remaining annuity payments due each Contract Year are less than $100, the remaining annuity payments will be commuted and a lump sum not less than the Contract Value will be paid.

APPENDIX C: ACCUMULATION UNIT VALUES

This Appendix contains tables that show Accumulation Unit values and the number of Accumulation Units outstanding for each of the Subaccounts of the Separate Account. The financial data included in the tables should be read in conjunction with the financial statements and the related notes that are included in the Statement of Additional Information.

SMART FOUNDATION FLEX

PENN SERIES MONEY MARKET FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$9.367	$9.522	$9.680	$9.840	$10.000
Accumulation Unit Value, end of period	$9.216	$9.367	$9.522	$9.680	$9.840
Number of Accumulation Units outstanding, end of period	1,728,104	1,227,030	535,411	167,304	43,568

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES LIMITED MATURITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$9.503	$9.586	$9.729	$9.899	$10.000
Accumulation Unit Value, end of period	$9.590	$9.503	$9.586	$9.729	$9.899
Number of Accumulation Units outstanding, end of period	596,858	751,995	863,643	615,668	339,691

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES QUALITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$9.917	$10.044	$9.716	$10.180	$10.000
Accumulation Unit Value, end of period	$10.176	$9.917	$10.044	$9.716	$10.180
Number of Accumulation Units outstanding, end of period	2,979,233	2,632,667	1,793,948	1,301,563	506,724

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES HIGH YIELD BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$11.290	$11.878	$11.856	$11.170	$10.000
Accumulation Unit Value, end of period	$12.843	$11.290	$11.878	$11.856	$11.170
Number of Accumulation Units outstanding, end of period	1,022,117	983,861	768,877	448,330	159,243

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES FLEXIBLY MANAGED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$15.286	$14.801	$13.420	$11.157	$10.000
Accumulation Unit Value, end of period	$16.266	$15.286	$14.801	$13.420	$11.157
Number of Accumulation Units outstanding, end of period	29,590,113	26,035,957	17,706,754	11,284,415	3,739,118

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES BALANCED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$13.212	$13.341	$12.369	$10.771	$10.000
Accumulation Unit Value, end of period	$14.085	$13.212	$13.341	$12.369	$10.771
Number of Accumulation Units outstanding, end of period	434,633	356,655	285,758	238,850	83,006

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE GROWTH STOCK FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$18.190	$16.734	$15.699	$11.473	$10.000
Accumulation Unit Value, end of period	$18.089	$18.190	$16.734	$15.699	$11.473
Number of Accumulation Units outstanding, end of period	1,278,994	1,190,096	962,698	677,167	205,906

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$13.819	$14.070	$12.853	$10.616	$10.000
Accumulation Unit Value, end of period	$14.403	$13.819	$14.070	$12.853	$10.616
Number of Accumulation Units outstanding, end of period	261,126	247,609	172,685	106,498	38,190

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE CORE GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$16.084	$16.080	$15.175	$11.187	$10.000
Accumulation Unit Value, end of period	$15.840	$16.084	$16.080	$15.175	$11.187
Number of Accumulation Units outstanding, end of period	215,976	211,591	157,878	96,578	23,054

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$14.760	$15.688	$14.328	$10.935	$10.000
Accumulation Unit Value, end of period	$16.206	$14.760	$15.688	$14.328	$10.935
Number of Accumulation Units outstanding, end of period	414,671	414,992	349,823	249,136	88,514

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE CORE VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$15.232	$15.611	$14.261	$11.172	$10.000
Accumulation Unit Value, end of period	$16.414	$15.232	$15.611	$14.261	$11.172
Number of Accumulation Units outstanding, end of period	496,634	500,862	389,813	279,884	94,911

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES INDEX 500 FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$16.061	$16.167	$14.512	$11.188	$10.000
Accumulation Unit Value, end of period	$17.620	$16.061	$16.167	$14.512	$11.188
Number of Accumulation Units outstanding, end of period	1,666,347	1,557,433	1,183,145	846,281	368,487

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES MID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$13.704	$14.786	$13.729	$10.209	$10.000
Accumulation Unit Value, end of period	$14.345	$13.704	$14.786	$13.729	$10.209
Number of Accumulation Units outstanding, end of period	320,852	304,290	228,001	181,399	86,750

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES MID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$15.170	$16.761	$14.991	$11.189	$10.000
Accumulation Unit Value, end of period	$17.490	$15.170	$16.761	$14.991	$11.189
Number of Accumulation Units outstanding, end of period	674,534	672,118	528,912	334,441	124,434

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES MID CORE VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$15.536	$16.037	$14.010	$11.028	$10.000
Accumulation Unit Value, end of period	$18.762	$15.536	$16.037	$14.010	$11.028
Number of Accumulation Units outstanding, end of period	251,213	206,589	176,873	131,226	48,963

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$15.147	$15.637	$15.801	$11.246	$10.000
Accumulation Unit Value, end of period	$15.834	$15.147	$15.637	$15.801	$11.246
Number of Accumulation Units outstanding, end of period	559,302	516,128	399,945	244,402	68,077

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$15.609	$16.827	$15.659	$11.536	$10.000
Accumulation Unit Value, end of period	$19.224	$15.609	$16.827	$15.659	$11.536
Number of Accumulation Units outstanding, end of period	426,996	402,811	284,219	158,236	44,135

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMALL CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$14.409	$14.597	$13.762	$10.167	$10.000
Accumulation Unit Value, end of period	$15.408	$14.409	$14.597	$13.762	$10.167
Number of Accumulation Units outstanding, end of period	264,521	250,497	187,697	125,749	38,404

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMALL CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$15.131	$16.271	$15.438	$11.297	$10.000
Accumulation Unit Value, end of period	$18.568	$15.131	$16.271	$15.438	$11.297
Number of Accumulation Units outstanding, end of period	743,592	741,545	637,670	319,316	119,270

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMALL CAP INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$14.606	$15.650	$15.268	$11.237	$10.000
Accumulation Unit Value, end of period	$17.295	$14.606	$15.650	$15.268	$11.237
Number of Accumulation Units outstanding, end of period	612,461	516,091	420,752	318,328	124,771

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES DEVELOPED INTERNATIONAL INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$12.405	$12.789	$13.847	$11.626	$10.000
Accumulation Unit Value, end of period	$12.246	$12.405	$12.789	$13.847	$11.626
Number of Accumulation Units outstanding, end of period	607,577	552,541	436,645	303,160	160,772

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES INTERNATIONAL EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$12.833	$12.594	$12.437	$11.932	$10.000
Accumulation Unit Value, end of period	$11.972	$12.833	$12.594	$12.437	$11.932
Number of Accumulation Units outstanding, end of period	1,271,660	1,244,820	956,576	583,110	147,139

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES EMERGING MARKETS EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$9.344	$10.660	$11.398	$11.719	$10.000
Accumulation Unit Value, end of period	$9.725	$9.344	$10.660	$11.398	$11.719
Number of Accumulation Units outstanding, end of period	952,978	913,920	718,398	512,468	188,537

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES REAL ESTATE SECURITIES FUND SUBACCOUNT(a)

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$15.417	$14.896	$11.629	$11.463	$10.000
Accumulation Unit Value, end of period	$15.998	$15.417	$14.896	$11.629	$11.463
Number of Accumulation Units outstanding, end of period	689,016	674,576	516,594	358,474	124,297

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES AGGRESSIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$13.782	$14.237	$13.555	$11.250	$10.000
Accumulation Unit Value, end of period	$14.568	$13.782	$14.237	$13.555	$11.250
Number of Accumulation Units outstanding, end of period	539,660	574,238	442,263	261,579	65,901

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES MODERATELY AGGRESSIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$13.213	$13.589	$12.998	$11.089	$10.000
Accumulation Unit Value, end of period	$13.975	$13.213	$13.589	$12.998	$11.089
Number of Accumulation Units outstanding, end of period	2,330,983	2,519,360	2,137,452	1,505,684	408,554

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES MODERATE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$12.370	$12.646	$12.171	$10.844	$10.000
Accumulation Unit Value, end of period	$13.016	$12.370	$12.646	$12.171	$10.844
Number of Accumulation Units outstanding, end of period	3,219,086	3,143,728	2,873,265	2,517,741	1,110,421

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES MODERATELY CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$11.567	$11.785	$11.410	$10.608	$10.000
Accumulation Unit Value, end of period	$12.064	$11.567	$11.785	$11.410	$10.608
Number of Accumulation Units outstanding, end of period	651,751	612,322	561,926	414,985	153,234

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$10.681	$10.850	$10.632	$10.350	$10.000
Accumulation Unit Value, end of period	$11.002	$10.681	$10.850	$10.632	$10.350
Number of Accumulation Units outstanding, end of period	284,641	255,681	207,590	166,552	97,430

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

SMART FOUNDATION PLUS

PENN SERIES MONEY MARKET FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$9.386	$9.537	$9.689	$9.845	$10.000
Accumulation Unit Value, end of period	$9.238	$9.386	$9.537	$9.689	$9.845
Number of Accumulation Units outstanding, end of period	817,620	468,498	826,311	144,677	44,834

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES LIMITED MATURITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$9.522	$9.601	$9.738	$9.904	$10.000
Accumulation Unit Value, end of period	$9.614	$9.522	$9.601	$9.738	$9.904
Number of Accumulation Units outstanding, end of period	485,342	389,779	357,047	220,025	41,116

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES QUALITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$9.937	$10.059	$9.726	$10.185	$10.000
Accumulation Unit Value, end of period	$10.201	$9.937	$10.059	$9.726	$10.185
Number of Accumulation Units outstanding, end of period	2,114,607	1,826,111	1,632,363	1,337,485	771,507

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES HIGH YIELD BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$11.312	$11.896	$11.867	$11.175	$10.000
Accumulation Unit Value, end of period	$12.875	$11.312	$11.896	$11.867	$10.175
Number of Accumulation Units outstanding, end of period	939,226	793,779	752,800	453,309	153,221

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES FLEXIBLY MANAGED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$15.316	$14.823	$13.433	$11.162	$10.000
Accumulation Unit Value, end of period	$16.307	$15.316	$14.823	$13.433	$11.162
Number of Accumulation Units outstanding, end of period	21,395,231	17,890,508	12,079,126	7,759,146	1,903,622

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES BALANCED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$13.238	$13.361	$12.381	$10.776	$10.000
Accumulation Unit Value, end of period	$14.120	$13.238	$13.361	$12.381	$10.776
Number of Accumulation Units outstanding, end of period	273,827	235,090	188,750	135,050	55,970

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE GROWTH STOCK FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$18.226	$16.758	$15.715	$11.478	$10.000
Accumulation Unit Value, end of period	$18.134	$18.226	$16.758	$15.715	$11.478
Number of Accumulation Units outstanding, end of period	1,051,378	856,663	634,604	373,924	138,359

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$13.846	$14.091	$12.866	$10.621	$10.000
Accumulation Unit Value, end of period	$14.439	$13.846	$14.091	$12.866	$10.621
Number of Accumulation Units outstanding, end of period	150,195	151,606	107,709	44,246	10,773

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE CORE GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$16.116	$16.104	$15.190	$11.192	$10.000
Accumulation Unit Value, end of period	$15.880	$16.116	$16.104	$15.190	$11.192
Number of Accumulation Units outstanding, end of period	182,982	172,057	147,875	75,204	13,179

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$14.790	$15.712	$14.343	$10.941	$10.000
Accumulation Unit Value, end of period	$16.246	$14.790	$15.712	$14.343	$10.941
Number of Accumulation Units outstanding, end of period	559,247	517,606	352,926	187,226	53,669

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE CORE VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$15.262	$15.634	$14.276	$11.177	$10.000
Accumulation Unit Value, end of period	$16.455	$15.262	$15.634	$14.276	$11.177
Number of Accumulation Units outstanding, end of period	237,243	237,932	130,321	76,936	17,030

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES INDEX 500 FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$16.093	$16.191	$14.526	$11.193	$10.000
Accumulation Unit Value, end of period	$17.664	$16.093	$16.191	$14.526	$11.193
Number of Accumulation Units outstanding, end of period	1,066,277	894,401	640,638	331,730	40,108

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES MID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$13.731	$14.808	$13.743	$10.214	$10.000
Accumulation Unit Value, end of period	$14.381	$13.731	$14.808	$13.743	$10.214
Number of Accumulation Units outstanding, end of period	295,985	282,470	216,212	121,578	36,195

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES MID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$15.201	$16.786	$15.006	$11.195	$10.000
Accumulation Unit Value, end of period	$17.533	$15.201	$16.786	$15.006	$11.195
Number of Accumulation Units outstanding, end of period	892,171	777,806	479,523	311,657	51,017

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES MID CORE VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$15.567	$16.061	$14.024	$11.034	$10.000
Accumulation Unit Value, end of period	$18.808	$15.567	$16.061	$14.024	$11.034
Number of Accumulation Units outstanding, end of period	251,458	209,071	163,444	86,461	16,393

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$15.177	$15.660	$15.816	$11.251	$10.000
Accumulation Unit Value, end of period	$15.874	$15.177	$15.660	$15.816	$11.251
Number of Accumulation Units outstanding, end of period	201,761	211,851	154,855	89,796	18,471

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$15.640	$16.852	$15.674	$11.541	$10.000
Accumulation Unit Value, end of period	$19.272	$15.640	$16.852	$15.674	$11.541
Number of Accumulation Units outstanding, end of period	254,484	215,095	174,230	113,135	18,347

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMALL CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$14.437	$14.619	$13.776	$10.172	$10.000
Accumulation Unit Value, end of period	$15.446	$14.437	$14.619	$13.776	$10.172
Number of Accumulation Units outstanding, end of period	281,802	260,472	181,879	85,383	36,760

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMALL CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$15.161	$16.295	$15.453	$11.303	$10.000
Accumulation Unit Value, end of period	$18.615	$15.161	$16.295	$15.453	$11.303
Number of Accumulation Units outstanding, end of period	827,167	758,144	511,363	279,218	74,147

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMALL CAP INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$14.635	$15.673	$15.283	$11.242	$10.000
Accumulation Unit Value, end of period	$17.338	$14.635	$15.673	$15.283	$11.242
Number of Accumulation Units outstanding, end of period	200,161	176,981	138,980	96,069	23,809

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES DEVELOPED INTERNATIONAL INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$12.430	$12.808	$13.861	$11.632	$10.000
Accumulation Unit Value, end of period	$12.276	$12.430	$12.808	$13.861	$11.632
Number of Accumulation Units outstanding, end of period	177,272	154,061	117,488	66,531	12,579

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES INTERNATIONAL EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$12.859	$12.613	$12.449	$11.937	$10.000
Accumulation Unit Value, end of period	$12.002	$12.859	$12.613	$12.449	$11.937
Number of Accumulation Units outstanding, end of period	994,914	889,488	598,876	391,215	100,633

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES EMERGING MARKETS EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$9.363	$10.676	$11.409	$11.725	$10.000
Accumulation Unit Value, end of period	$9.749	$9.363	$10.676	$11.409	$11.725
Number of Accumulation Units outstanding, end of period	413,360	399,937	298,633	165,787	44,261

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES REAL ESTATE SECURITIES FUND SUBACCOUNT(a)

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$15.448	$14.918	$11.640	$11.469	$10.000
Accumulation Unit Value, end of period	$16.038	$15.448	$14.918	$11.640	$11.469
Number of Accumulation Units outstanding, end of period	574,748	521,504	376,619	288,014	56,890

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES AGGRESSIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$13.809	$14.258	$13.569	$11.256	$10.000
Accumulation Unit Value, end of period	$14.605	$13.809	$14.258	$13.569	$11.256
Number of Accumulation Units outstanding, end of period	283,356	210,443	174,038	62,674	62,933

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES MODERATELY AGGRESSIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$13.239	$13.609	$13.011	$11.094	$10.000
Accumulation Unit Value, end of period	$14.010	$13.239	$13.609	$13.011	$11.094
Number of Accumulation Units outstanding, end of period	957,322	916,477	722,910	519,093	234,685

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES MODERATE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$12.395	$12.665	$12.183	$10.849	$10.000
Accumulation Unit Value, end of period	$13.048	$12.395	$12.665	$12.183	$10.849
Number of Accumulation Units outstanding, end of period	1,999,593	1,997,356	1,677,738	1,062,626	415,961

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES MODERATELY CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$11.590	$11.803	$11.421	$10.613	$10.000
Accumulation Unit Value, end of period	$12.094	$11.590	$11.803	$11.421	$10.613
Number of Accumulation Units outstanding, end of period	794,653	672,430	518,985	483,381	37,559

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$10.702	$10.867	$10.642	$10.355	$10.000
Accumulation Unit Value, end of period	$11.029	$10.702	$10.867	$10.642	$10.355
Number of Accumulation Units outstanding, end of period	420,736	320,832	208,409	179,169	42,905

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

SMART FOUNDATION PRIME

PENN SERIES MONEY MARKET FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$9.461	$9.594	$9.728	$9.864	$10.000
Accumulation Unit Value, end of period	$9.331	$9.461	$9.594	$9.728	$9.864
Number of Accumulation Units outstanding, end of period	757,745	456,962	394,038	319,571	237,555

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES LIMITED MATURITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$9.598	$9.658	$9.777	$9.924	$10.000
Accumulation Unit Value, end of period	$9.710	$9.598	$9.658	$9.777	$9.924
Number of Accumulation Units outstanding, end of period	547,472	321,980	302,214	216,271	41,289

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES QUALITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$10.016	$10.120	$9.764	$10.205	$10.000
Accumulation Unit Value, end of period	$10.303	$10.016	$10.120	$9.764	$10.205
Number of Accumulation Units outstanding, end of period	1,924,876	1,276,193	869,543	601,783	305,396

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES HIGH YIELD BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$11.403	$11.967	$11.915	$11.197	$10.000
Accumulation Unit Value, end of period	$13.004	$11.403	$11.967	$11.915	$11.197
Number of Accumulation Units outstanding, end of period	840,062	741,199	661,565	431,218	181,982

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES FLEXIBLY MANAGED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$15.439	$14.912	$13.487	$11.184	$10.000
Accumulation Unit Value, end of period	$16.470	$15.439	$14.912	$13.487	$11.184
Number of Accumulation Units outstanding, end of period	19,894,511	13,334,267	8,363,810	4,825,034	1,051,549

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES BALANCED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$13.344	$13.441	$12.430	$10.797	$10.000
Accumulation Unit Value, end of period	$14.261	$13.344	$13.441	$12.430	$10.797
Number of Accumulation Units outstanding, end of period	328,949	288,583	260,979	189,675	65,953

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE GROWTH STOCK FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$18.372	$16.859	$15.777	$11.501	$10.000
Accumulation Unit Value, end of period	$18.316	$18.372	$16.859	$15.777	$11.501
Number of Accumulation Units outstanding, end of period	951,276	766,600	600,718	325,315	105,667

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$13.957	$14.176	$12.917	$10.642	$10.000
Accumulation Unit Value, end of period	$14.584	$13.957	$14.176	$12.917	$10.642
Number of Accumulation Units outstanding, end of period	92,668	58,335	47,877	23,448	12,081

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE CORE GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$16.244	$16.201	$15.250	$11.214	$10.000
Accumulation Unit Value, end of period	$16.039	$16.244	$16.201	$15.250	$11.214
Number of Accumulation Units outstanding, end of period	126,442	93,092	78,794	52,270	8,266

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$14.908	$15.806	$14.400	$10.962	$10.000
Accumulation Unit Value, end of period	$16.409	$14.908	$15.806	$14.400	$10.962
Number of Accumulation Units outstanding, end of period	297,113	290,031	227,974	147,844	62,069

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES LARGE CORE VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$15.384	$15.728	$14.332	$11.199	$10.000
Accumulation Unit Value, end of period	$16.619	$15.384	$15.728	$14.332	$11.199
Number of Accumulation Units outstanding, end of period	323,623	287,758	244,497	169,068	25,568

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES INDEX 500 FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$16.222	$16.287	$14.584	$11.215	$10.000
Accumulation Unit Value, end of period	$17.841	$16.222	$16.287	$14.584	$11.215
Number of Accumulation Units outstanding, end of period	1,124,492	897,804	606,319	354,640	74,726

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES MID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$13.841	$14.897	$13.797	$10.234	$10.000
Accumulation Unit Value, end of period	$14.525	$13.841	$14.897	$13.797	$10.234
Number of Accumulation Units outstanding, end of period	234,472	185,005	122,312	80,069	21,910

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES MID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$15.322	$16.887	$15.066	$11.217	$10.000
Accumulation Unit Value, end of period	$17.709	$15.322	$16.887	$15.066	$11.217
Number of Accumulation Units outstanding, end of period	393,154	361,723	259,231	138,244	30,701

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES MID CORE VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$15.691	$16.157	$14.080	$11.055	$10.000
Accumulation Unit Value, end of period	$18.997	$15.691	$16.157	$14.080	$11.055
Number of Accumulation Units outstanding, end of period	210,012	138,075	110,770	70,164	19,996

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$15.299	$15.754	$15.879	$11.274	$10.000
Accumulation Unit Value, end of period	$16.033	$15.299	$15.754	$15.879	$11.274
Number of Accumulation Units outstanding, end of period	235,292	187,340	118,018	68,505	27,099

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$15.765	$16.393	$15.515	$11.325	$10.000
Accumulation Unit Value, end of period	$19.465	$15.765	$16.393	$15.515	$11.325
Number of Accumulation Units outstanding, end of period	251,681	193,898	315,382	214,670	56,722

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMALL CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$14.553	$14.707	$13.830	$10.192	$10.000
Accumulation Unit Value, end of period	$15.601	$14.553	$14.707	$13.830	$10.192
Number of Accumulation Units outstanding, end of period	197,717	169,766	92,701	53,767	27,985

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMALL CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$15.282	$16.393	$15.515	$11.325	$10.000
Accumulation Unit Value, end of period	$18.801	$15.282	$16.393	$15.515	$11.325
Number of Accumulation Units outstanding, end of period	482,076	446,038	315,382	214,670	56,722

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES SMALL CAP INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$14.752	$15.767	$15.344	$11.264	$10.000
Accumulation Unit Value, end of period	$17.511	$14.752	$15.767	$15.344	$11.264
Number of Accumulation Units outstanding, end of period	365,668	286,585	198,059	124,660	15,322

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES DEVELOPED INTERNATIONAL INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$12.529	$12.885	$13.916	$11.655	$10.000
Accumulation Unit Value, end of period	$12.399	$12.529	$12.885	$13.916	$11.655
Number of Accumulation Units outstanding, end of period	432,823	356,809	268,331	176,383	34,030

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES INTERNATIONAL EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$12.961	$12.689	$12.499	$11.961	$10.000
Accumulation Unit Value, end of period	$12.122	$12.961	$12.689	$12.499	$11.961
Number of Accumulation Units outstanding, end of period	588,556	495,649	397,623	243,421	81,769

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES EMERGING MARKETS EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$9.438	$10.740	$11.454	$11.748	$10.000
Accumulation Unit Value, end of period	$9.846	$9.438	$10.740	$11.454	$11.748
Number of Accumulation Units outstanding, end of period	457,955	396,730	310,178	225,383	61,163

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES REAL ESTATE SECURITIES FUND SUBACCOUNT(a)

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$15.571	$15.007	$11.687	$11.492	$10.000
Accumulation Unit Value, end of period	$16.198	$15.571	$15.007	$11.687	$11.492
Number of Accumulation Units outstanding, end of period	553,024	419,455	346,664	283,214	111,848

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES AGGRESSIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$13.920	$14.344	$13.623	$11.278	$10.000
Accumulation Unit Value, end of period	$14.751	$13.920	$14.344	$13.623	$11.278
Number of Accumulation Units outstanding, end of period	582,505	566,840	447,242	284,780	136,313

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES MODERATELY AGGRESSIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$13.345	$13.690	$13.062	$11.116	$10.000
Accumulation Unit Value, end of period	$14.151	$13.345	$13.690	$13.062	$11.116
Number of Accumulation Units outstanding, end of period	1,338,472	1,150,788	875,798	591,390	201,871

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES MODERATE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$12.494	$12.741	$12.232	$10.870	$10.000
Accumulation Unit Value, end of period	$13.179	$12.494	$12.741	$12.232	$10.870
Number of Accumulation Units outstanding, end of period	2,141,000	1,958,053	1,658,233	1,186,407	391,401

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES MODERATELY CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$11.682	$11.873	$11.466	$10.634	$10.000
Accumulation Unit Value, end of period	$12.215	$11.682	$11.873	$11.466	$10.634
Number of Accumulation Units outstanding, end of period	662,782	648,231	496,313	369,993	139,077

(a)	For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PENN SERIES CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012(a)
Accumulation Unit Value, beginning of period	$10.788	$10.932	$10.685	$10.376	$10.000
Accumulation Unit Value, end of period	$11.140	$10.788	$10.932	$10.685	$10.376
Number of Accumulation Units outstanding, end of period	302,504	328,906	333,212	285,008	85,628

For the period May 1, 2012 (date Subaccount was established) through December 31, 2012.

PennMutual

Prospectus

Penn Mutual
Variable Annuity Account III

May 1, 2017

Smart Foundation Advisory Variable Annuity

PROSPECTUS — MAY 1, 2017

Individual Variable and Fixed Deferred Annuity Contract - Flexible Purchase Payments

SMART FOUNDATION ADVISORY VARIABLE ANNUITY PROSPECTUS

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

Philadelphia, Pennsylvania 19172 • Telephone (800) 523-0650

This prospectus describes an Individual Variable and Fixed Deferred Annuity with Flexible Purchase Payments contract (“Contract”) issued by The Penn Mutual Life Insurance Company (“Penn Mutual”, the “Company”, “we”, “us”, or “our”). The prospectus contains information that the Contract Owner (“you”) should know before purchasing a Contract. Please read it carefully and save it for future reference.

The Contract is an agreement between you and Penn Mutual. You agree to make one or more payments to us and we agree to make annuity and other payments to you at a future date.

A glossary of terms which defines important items that are referenced throughout the prospectus has been included for your convenience and can be found in the “Glossary” section.

The basic Contract (“Base Contract”):

•	is an individual annuity and is not available as a group contract;
•

has a variable component, which means that there are multiple investment options available, and your Variable Account Value will be based upon your individual investment experience (see Section 2 — “Investment Options”);

•

has a fixed component, which means that your Fixed Account Value will be based on Purchase Payments accumulated with an interest rate which will vary, but will never be less than a guaranteed minimum rate (the guaranteed rate is determined at Contract issue and stays the same for the life of the Contract and will be in the range of 1%-3%);

•	is a deferred annuity, which means that the regular Annuity Payments do not start immediately;
•	allows for Flexible Purchase Payments, which means that multiple Purchase Payments may be made on or after the Contract Date, subject to certain restrictions;
•

is tax-deferred, which means that you will not pay income taxes until we begin to make annuity payments to you, or you take withdrawals from the Contract, or until the death benefit is paid to your Beneficiary(ies);

•	allows you to choose among the Fixed Annuitization Options that can guarantee income payments for a specified period or for the lifetime of the Annuitant(s);
•	provides the Free Withdrawal Amount allowance each Contract Year;
•	includes a Standard Death Benefit;
•

offers a selection of optional benefits including the Guaranteed Growth and Income Benefit, Inflation Protector Withdrawal Benefit, Enhanced Death Benefit, and Guaranteed Minimum Accumulation Benefit (there is an additional charge for each of these optional benefits, and there may be limitations on your investment options with the presence of any of the optional benefits). For information on the optional benefits’ features, please see the “Optional Benefits” section (Section 7);

•

is only available through Financial Institutions registered as, or affiliated with, an investment advisor and whose registered representatives/investment advisor representatives manage your Contract for a fee.

The Contract will be terminated by the Company if a withdrawal (or deduction of fees or charges) (1) brings the Contract Value to zero, or (2) results in the amount remaining in the Contract to be less than the required Minimum Remaining Balance, or (3) results in less than $250 remaining in each Subaccount or Fixed Interest Option (unless the Guaranteed Growth and Income Benefit is present — see Section 9 “Guaranteed Growth and Income Benefit” or the Inflation Protector Withdrawal Benefit is present — see Section 11 “Inflation Protector Withdrawal Benefit”). Please see the “Withdrawals Treated as Surrenders” paragraph in Section 4.1 — “Ways to Access Your Money”.

We also reserve the right to terminate the Contract and any applicable death benefit by initiating a payment of the Surrender Value to you, if there are no Purchase Payments made during the two most recent Contract Years, and the Contract Value is less than $1,000 (unless the Guaranteed Growth and Income Benefit or the Inflation Protector Withdrawal Benefit is present).

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. It is a crime for anyone to tell you otherwise.

The Contract is not suitable for short-term investment. You may pay a surrender charge of up to 3% if you make a withdrawal of a Purchase Payment prior to the Payment’s fourth contract year. If you withdraw money before age 59 1/2, you may be subject to a 10% additional federal income tax. The Contract is not a bank deposit and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal.

You may return your Contract within ten days of receipt for a full refund of the greater of the Contract Value or, if required by state law, Purchase Payments. All material statements related to state law can be found in Appendix B or elsewhere in this Prospectus. Longer right to review periods apply in some states. Your Purchase Payment will be allocated to the Subaccounts you have selected on the date we issue your Contract. To return your Contract, simply deliver or mail it to our office or to our representative who delivered the Contract to you. The date of the cancellation will be the date we receive your Contract.

The Fixed Account (including the Fixed Interest Options and the Fixed Dollar Cost Averaging Options) is part of the Company’s general account which is subject to the claims of the Company’s creditors. The Company’s insurance obligations and guarantees under the Contract are paid in part out of the general account and, therefore, Contract Owners should consider the Company’s financial statements and claims paying ability for the payment of such obligations and guarantees.

You may obtain a Statement of Additional Information, dated May 1, 2017, from us free of charge by writing The Penn Mutual Life Insurance Company, Attn: SAI Request — CNN, Philadelphia, PA 19172 or by visiting our web site at www.pennmutual.com. You can also call us at (800) 523-0650. The Statement of Additional Information contains more information about the Contract. It is filed with the Commission, and we incorporate it by reference into this prospectus. The table of contents of the Statement of Additional Information is in Section 16 of this prospectus.

The Commission maintains a web site (http://www.sec.gov) that contains this prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

Please read this prospectus before investing and keep it for future reference. It contains important information about your annuity and The Penn Mutual Life Insurance Company that you should know before investing. This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts.

Under the variable component of the Contract, you may direct us to invest your payments in one or more of the following underlying funds (the “Funds”) through Penn Mutual Variable Annuity Account III (the “Separate Account”).

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INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

Penn Mutual Asset Management, LLC	SSGA Funds Management, Inc.
Money Market Fund	Index 500 Fund
Limited Maturity Bond Fund	Small Cap Index Fund
Quality Bond Fund	Developed International Index Fund
Balanced Fund	Neuberger Berman Investment Advisers LLC
Aggressive Allocation Fund	Mid Cap Value Fund
Moderately Aggressive Allocation Fund	American Century Investment Management, Inc.
Moderate Allocation Fund	Mid Core Value Fund
Moderately Conservative Allocation Fund	AllianceBernstein L.P.
Conservative Allocation Fund	SMID Cap Value Fund
T. Rowe Price Associates, Inc.	Janus Capital Management LLC
High Yield Bond Fund	Small Cap Growth Fund
Flexibly Managed Fund	Goldman Sachs Asset Management, L.P.
Large Growth Stock Fund	SMID Cap Growth Fund
Ivy Investment Management Company	Small Cap Value Fund
Mid Cap Growth Fund	Vontobel Asset Management, Inc.
Massachusetts Financial Services Company	International Equity Fund
Large Cap Growth Fund	Morgan Stanley Investment Management Inc.
Loomis, Sayles & Company, L.P.	Large Core Growth Fund
Large Cap Value Fund	Emerging Markets Equity Fund
Eaton Vance Management	Cohen & Steers Capital Management, Inc.
Large Core Value Fund	Real Estate Securities Fund

A prospectus for each of these Funds accompanies this prospectus.

We may add, substitute or remove investment options in the future as described in greater detail in Section 1.1 — “The Contract.”

Information about the Fixed Account available with your Contract can be found in Section 2.2 — “The Fixed Account”.

If your Contract includes any optional benefits, it may be subject to restrictions on allocations to and transfers among certain Subaccounts. For more information on these restrictions, see the “Investment Allocation Options” subsection under the applicable optional benefit section of this prospectus.

Variable annuity contracts are complex insurance and investment vehicles. Before you invest, be sure to ask your registered representative/investment advisor representative about the Contract’s features, benefits, risks and fees and whether the Contract is appropriate for you based upon your financial situation and objectives.

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4

5

6

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15.7. Legal Proceedings	134

15.8. Distribution Arrangements	134

16. Statement of Additional Information Contents	136

17. Appendices	A-1

APPENDIX A: NUMERICAL EXAMPLES	A-1

APPENDIX B: STATE VARIATIONS	B-1

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GLOSSARY

General Definitions

Accumulation Period:  A period that begins with your first Purchase Payment and ends on the Annuity Date.

Accumulation Unit:  A unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date.

Administrative Office:  The Penn Mutual Life Insurance Company, Administrative Office, 600 Dresher Road, Horsham, Pennsylvania 19044.

Actual Age:  True calendar age in exact years (including partial year).

Age Nearest Birthday:  Age rounded to nearest whole number of years.

Annuitant:  The individual named in the Contract whose lifetime is used as a measuring life for all annuity options, benefits and features.

Annuitization:  The process by which you convert your Contract Value into a stream of regular income payments.

Annuity Date:  The date on which annuity payments begin, and the Contract transitions from the accumulation phase to the annuitization (income) phase. The date annuity payments are scheduled to begin is shown in the Contract and will never be later than the maximum maturity date set by state law.

Annuity Payout Period:  The period of time, starting on the Annuity Date, during which we make annuity payments.

Base Contract:  The Contract without optional benefits: Smart Foundation Advisory.

Beneficiary:  The person(s) named by the Contract Owner to receive the death benefit payable upon the death of the Contract Owner or Annuitant.

Code:  The Internal Revenue Code of 1986, as amended.

Contingent Annuitant:  The individual designated by the Contract Owner and named in the Contract who will become the Annuitant in the event that the Annuitant dies before the Contract is terminated or annuitized.

Contract:  The combination variable and fixed annuity Contract described in this prospectus.

Contract Anniversary:  Any subsequent anniversary date of the Contract Date.

Contract Date:  The date the Contract is issued.

Contract Owner or Owner:  The person or entity, named in the Contract, unless amended by any subsequent change in ownership, entitled to exercise all of the ownership rights under the Contract.

Contract Value:  The sum of the Variable Account Value and the Fixed Account Value.

Contract Year:  The time period between Contract Anniversaries; the first Contract Year runs from the Contract Date to the first Contract Anniversary.

Fixed Account:  The account in which amounts are held for the Contract under all Fixed Account Options prior to the Annuity Date.

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Fixed Account Value:  The value of the amounts held in all Fixed Account Options of the Fixed Account for this Contract.

Free Withdrawal Amount:  The amount, expressed as a percentage of Purchase Payments, a Contract Owner may withdraw each year during the Surrender Charge Period without incurring a Surrender Charge.

Initial Purchase Payment:  The sum of all deposits made into the Contract on the Contract Date.

Interest Period:  The period of time for which a Fixed Account interest rate declared by the Company is guaranteed. The period begins on a specified day of the calendar month in which the allocation or transfer is made, as declared by the Company.

Joint Annuitant:  The individual other than the Annuitant (as designated in the Contract) whose lifetime is also used as a measuring life for all annuity options, benefits and features.

Monthly Anniversary:  The same day of each month as the Contract anniversary date; if there is no corresponding date in the month, the Monthly Anniversary date will be the last date of such month.

Non-Qualified Contract:  A non-qualified annuity is not part of an employer provided retirement program and may be purchased by any individual or entity; contributions to non-qualified annuities are made with after-tax dollars.

Purchase Payment:  Any deposit made into the Contract.

Qualified Contract:  A qualified annuity is purchased as part of, or in conjunction with, an employer provided retirement plan such as a defined benefit pension plan or an individual retirement arrangement such as an Individual Retirement Annuity. Penn Mutual does not issue contracts through 401(k) defined contribution pension plans.

Separate Account:  Penn Mutual Variable Annuity Account III, a separate account of The Penn Mutual Life Insurance Company that is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

Spousal Step-In:  Under Code Section 72(s), upon Contract Owner’s death, a spouse who is sole primary Beneficiary of a Contract may take the Contract as their own.

Subaccount:  A division of the Separate Account which holds shares of the Funds.

Subsequent Purchase Payment:  Any deposit made into the Contract after the Contract Date.

Surrender Charge:  A fee imposed as a percentage of the amount of the Purchase Payments withdrawn in excess of the Free Withdrawal Amount for the Contract Year during the Surrender Charge Period.

Surrender Charge Basis:  The sum of all Purchase Payments not yet withdrawn.

Surrender Charge Period:  The number of Contract Years during which a Purchase Payment is subject to a Surrender Charge.

Surrender Value:  Contract Value less any charges and fees imposed upon surrender.

Variable Account:  The account under which amounts are held for the Contract Owner under all Subaccounts prior to the Annuity Date.

Variable Account Value:  The sum of the values of the Accumulation Units held in the Subaccounts for this Contract.

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Valuation Period:  The period from one valuation of Separate Account assets to the next. Valuation is performed on each day the New York Stock Exchange is open for trading.

We or Us:  A reference to “we” or “us” denotes The Penn Mutual Life Insurance Company, also referred to in this prospectus as Penn Mutual or the Company.

You:  A reference to “you” denotes the Contract Owner or prospective Contract Owner.

Optional Benefits Definitions

Age-Banded Lifetime Withdrawal Rate:  The percentage applied to the Withdrawal Benefit Base (based on the age of the younger Covered Life) to determine the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee provided by the Guaranteed Growth and Income Benefit Rider.

Age-Based Lifetime Withdrawal Rate:  The age-based component of the Lifetime Withdrawal Rate (based on the age of the younger Covered Life) under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.

Covered Life:  Person designated in the Contract upon whose age/lifetime the features and benefits of the Rider are based.

Death Benefit Enhancement:  The amount by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract.

Deferral Phase:  The period prior to the exercise of withdrawals under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Benefit Rider or under the Living Benefit Guarantee of the Inflation Protector Withdrawal Benefit Rider.

Deferral Phase Inflation Increase Period:  The period of time during which Inflation Increases will be applied to the Withdrawal Benefit Base in the Deferral Phase under the Inflation Protector Withdrawal Benefit Rider.

Early Access Withdrawal Option:  An option which allows you to take withdrawals during the Deferral Phase which do not initiate the Withdrawal Phase under the Guaranteed Growth and Income Benefit Rider and under the Inflation Protector Withdrawal Benefit Rider.

Effective Waiting Bonus:  The component of the Lifetime Withdrawal Rate that is based on the age of each Purchase Payment under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.

Enhanced Death Benefit Base:  The value used to determine the amount of the Death Benefit Enhancement.

Enhanced Death Benefit Rider:  Optional benefit that may be added to your Contract which provides for the payment of the Death Benefit Enhancement in addition to the Standard Death Benefit.

Excess Withdrawal:  Any withdrawal during the Withdrawal Phase in excess of the Guaranteed Annual Withdrawal Amount under the Guaranteed Growth and Income Benefit Rider and under the Inflation Protector Withdrawal Benefit Rider.

Guaranteed Annual Withdrawal Amount:  The annual amount you may withdraw under the Guaranteed Growth and Income Benefit Rider and based on the amount of the Withdrawal Benefit Base and the Age-Banded Lifetime Withdrawal Rate that applies for the Covered Life(ves) at that time. The annual amount you may withdraw under the Inflation Protector Withdrawal Benefit Rider and based on the amount of the Withdrawal Benefit Base and the withdrawal rate under the Living Benefit Guarantee.

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Guaranteed Growth and Income Benefit Rider:  Optional benefit that may be added to your Contract which provides for a guaranteed lifetime withdrawal benefit.

Guaranteed Minimum Accumulation Benefit Rider:  Optional benefit that may be added to your Contract which provides for return of minimum value at the end of the Benefit Period.

Guaranteed Minimum Accumulation Benefit Base:  The amount used to determine the minimum value returned at the end of the Benefit Period under the Guaranteed Minimum Accumulation Benefit Rider.

Inflation Factor:  Calculated based on the Consumer Price Index for All Urban Consumers and used along with the average monthly Withdrawal Benefit Base to determine the Inflation Increase under the Inflation Protector Withdrawal Benefit Rider.

Inflation Increase:  Calculated on Contract Anniversary and equals the Inflation Factor multiplied by the average monthly Withdrawal Benefit Base over the prior Contract Year under the Inflation Protector Withdrawal Benefit Rider.

Inflation Protector Withdrawal Benefit Rider:  Optional benefit that may be added to your Contract which provides for a guaranteed minimum withdrawal benefit.

Joint Life Guarantee:  Type of optional benefit that is added to the Contract at issue which designates that the features and benefits of the Rider will cover two Covered Lives, specified at Contract Issue.

Lifetime Withdrawal:  Withdrawals available under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Benefit Rider and under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider that provides Guaranteed Annual Withdrawal Amounts for the lifetime(s) of the Covered Life(ves).

Lifetime Withdrawal Guarantee:  Provides Guaranteed Annual Withdrawal Amounts for the lifetime(s) of the Covered Life(ves) under the Guaranteed Growth and Income Benefit Rider and under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.

Lifetime Withdrawal Rate:  The sum of the Age-Based Lifetime Withdrawal Rate and the Effective Waiting Bonus. The percentage applied to the Withdrawal Benefit Base to determine the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.

Living Benefit Guarantee:  Provides Guaranteed Annual Withdrawal Amounts under either the Lifetime Withdrawal Guarantee or the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.

Rider Effective Date:  The date the Rider becomes effective.

Rider:  Optional benefit (or combination of benefits) that adds to, alters, or amends the Contract to provide additional features to the Base Contract — currently available Riders are the Enhanced Death Benefit, Guaranteed Growth and Income Benefit II Rider, Inflation Protector Withdrawal Benefit, and Guaranteed Minimum Accumulation Benefit.

Single Life Guarantee:  Type of optional benefit that is added to the Contract at issue which designates that the features and benefits of the Rider will cover one Covered Life, specified at Contract Issue.

Standard Annual Reduction:  The amount by which the Standard Withdrawal Benefit Balance is reduced each year for withdrawals up to and including the Guaranteed Annual Withdrawal Amount under the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.

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Standard Withdrawal Benefit Balance:  Used to determine how long the benefit will last under the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.

Standard Withdrawal Guarantee:  Provides Guaranteed Annual Withdrawal Amounts for the earlier of the Standard Withdrawal Benefit Balance reducing to zero and the lifetime(s) of the Covered Life(ves) under the Standard Withdrawal Guarantee of the Inflation Protector Benefit Rider.

Standard Withdrawal Rate:  The percentage applied to the Withdrawal Benefit Base to determine the Guaranteed Annual Withdrawal Amount under the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider. The available Standard Withdrawal Rates at the time the Standard Withdrawal Guarantee is elected will be determined by the then applicable Lifetime Withdrawal Rate and the Standard Withdrawal Rate Threshold.

Standard Withdrawal Rate Threshold:  The amount added to the then applicable Lifetime Withdrawal Rate to determine which Standard Withdrawal Rates are available under the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.

Step-Up:  An increase in the Withdrawal Benefit Base, the Enhanced Death Benefit Base, the Standard Withdrawal Benefit Balance, or the Guaranteed Minimum Accumulation Benefit Base to an amount equal to 100% of the Contract Value, determined on the applicable Contract Anniversary.

Withdrawal Benefit Base:  The amount used to determine the Guaranteed Annual Withdrawal Amount under the Guaranteed Growth and Income Benefit Rider and under the Inflation Protector Withdrawal Benefit Rider.

Withdrawal Phase:  The period during which withdrawals are taken under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Benefit Rider or under the Living Benefit Guarantee of the Inflation Protector Withdrawal Benefit Rider.

Withdrawal Phase Inflation Increase Period — Lifetime Withdrawal Guarantee:  The period of time during which Inflation Increases will be applied to the Withdrawal Benefit Base in the Withdrawal Phase under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.

Withdrawal Phase Inflation Increase Period — Standard Withdrawal Guarantee:  The period of time during which Inflation Increases will be applied to the Withdrawal Benefit Base in the Withdrawal Phase under the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider.

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FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. For more information, please see Section 3 — “Fees and Expenses”.

The first table describes the fees and expenses that you will pay at the time that you purchase the Contract, surrender the Contract, or transfer contract value between Subaccounts. State premium taxes may also be deducted(1).

Contract Owner Transaction Expenses

Sales Load Imposed on Purchase Payments	None
Maximum Transfer Fee	$20(2)

Maximum Surrender Charges(3) (as a percentage of the amount of Purchase Payments surrendered)

Number of full years since Purchase Payment	Smart Foundation Advisory

0	3.0%

1	2.0%

2	1.0%

3 or more	0.0%

(1)	As of the date of this prospectus state premium taxes range from 0% to 3.5%.
(2)	As of the date of this prospectus, the Transfer Fee is $0. The Company reserves the right to restrict frequency of transfers or market timing at its sole discretion, and to impose a transfer fee in the future. The transfer fee would not exceed $20.
(3)	This may vary by state. Please see Appendix B: State Variations for more information.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Contract Owner Periodic Expenses

Maximum Annual Contract Administration Charge	$40(1)
Separate Account Annual Expenses (as a percentage of Variable Account Value)
Mortality and Expense Risk Charge(2)	0.25%
Asset Based Contract Administration Charge	0.15%

Total Separate Account Annual Expenses(3)	0.40%

Maximum Rider Charges (may vary by state):

Guaranteed Growth and Income Benefit II	2.00%(4)
Inflation Protector Withdrawal Benefit	2.50%(5)
Enhanced Death Benefit	0.75%(6)
Guaranteed Minimum Accumulation Benefit	1.00%(7)

(1)	You pay $40 or 2% of the Variable Account Value, whichever is less. You do not pay this charge if your Variable Account Value is more than $50,000.
(2)	Mortality and Expense Risk Charge is set at Contract issue and is guaranteed for the life of the Contract.
(3)	Without any Riders, as a percentage of Variable Account Value.
(4)	The current annual charge for the Guaranteed Growth and Income Benefit II Rider is 1.10% for a Single Life Guarantee and 1.25% for a Joint Life Guarantee and neither may be increased beyond the maximum of 2.00%. The charge is expressed as an annual percentage; it will be assessed on the Withdrawal Benefit Base and will be deducted from the Contract Value on a quarterly basis.

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(5)	The current annual charge for the Inflation Protector Withdrawal Benefit Rider is 1.25% for a Single Life Guarantee and 1.50% for a Joint Life Guarantee and neither may be increased beyond the maximum of 2.50%. The charge is expressed as an annual percentage; it will be assessed on the Withdrawal Benefit Base and will be deducted from the Contract Value on a quarterly basis.
(6)	The current annual charge for the Enhanced Death Benefit Rider is 0.35% if purchased stand-alone, 0.20% if purchased in combination with the Guaranteed Growth and Income Rider or the Inflation Protector Withdrawal Benefit Rider, and may not be increased beyond the maximum of 0.75%. The charge is expressed as an annual percentage; it will be assessed on the Enhanced Death Benefit Base and will be deducted from the Contract Value on a quarterly basis.
(7)	The current annual charge for the Guaranteed Minimum Accumulation Benefit Rider is 0.60% and may not be increased beyond the maximum of 1.00%. The charge will be assessed on the Variable Account Value and will be deducted from the Contract Value annually.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Maximum and Minimum Total Fund Operating Expenses	Minimum:	Maximum:
(expenses that are deducted from assets of the Funds, including management fees and other expenses)	0.36%	1.65%

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The following table provides more specific detail about the total fund operating expenses for each Fund.

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of an Underlying Fund’s average daily net assets)

Fund	Investment Advisory Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses		Less Expense Waivers; Plus Recapture		Total Fund Operating Expenses (After Expense Waivers/ Recapture)		Expense Limitation(1)
Money Market	0.33%	0.25%	0.02%	0.60%	(3)	0.00%		0.60%	(3)	0.64%
Limited Maturity Bond	0.46%	0.24%	0.00%	0.70%		0.00%		0.70%		0.74%
Quality Bond	0.44%	0.22%	0.00%	0.66%		0.00%		0.66%		0.73%
High Yield Bond	0.56%	0.30%	0.01%	0.87%	(3)	0.00%		0.87%	(3)	0.92%
Flexibly Managed	0.70%	0.19%	0.04%	0.93%	(3)	0.00%		0.93%	(3)	0.94%
Balanced	0.00%	0.19%	0.48%	0.67%	(3)	0.00%		0.67%	(3)	0.79%
Large Growth Stock	0.72%	0.24%	0.00%	0.96%		0.00%		0.96%		1.02%
Large Cap Growth	0.55%	0.34%	0.00%	0.89%		0.00%		0.89%		0.89%
Large Core Growth	0.60%	0.25%	0.00%	0.85%		0.00%		0.85%		0.90%
Large Cap Value	0.67%	0.23%	0.00%	0.90%		0.00%		0.90%		0.96%
Large Core Value	0.67%	0.23%	0.00%	0.90%		0.00%		0.90%		0.96%
Index 500	0.13%	0.23%	0.00%	0.36%		0.00%		0.36%		0.42%
Mid Cap Growth	0.70%	0.27%	0.00%	0.97%		0.00%		0.97%		1.00%
Mid Cap Value	0.55%	0.23%	0.01%	0.79%	(3)	0.00%		0.79%	(3)	0.83%
Mid Core Value	0.72%	0.32%	0.01%	1.05%	(3)	0.00%		1.05%	(3)	1.11%
SMID Cap Growth	0.75%	0.29%	0.00%	1.04%		0.01%	(2)	1.05%		1.07%
SMID Cap Value	0.95%	0.26%	0.00%	1.21%		0.00%		1.21%		1.26%
Small Cap Growth	0.74%	0.28%	0.00%	1.02%		0.00%		1.02%		1.13%
Small Cap Value	0.72%	0.25%	0.02%	0.99%	(3)	0.00%		0.99%	(3)	1.02%
Small Cap Index	0.30%	0.36%	0.00%	0.66%		0.00%		0.66%		0.74%
Developed International Index	0.30%	0.51%	0.00%	0.81%		0.00%		0.81%		0.94%
International Equity	0.85%	0.27%	0.00%	1.12%		0.00%		1.12%		1.20%
Emerging Markets Equity	1.18%	0.47%	0.00%	1.65%		0.00%		1.65%		1.78%
Real Estate Securities	0.70%	0.25%	0.00%	0.95%		0.00%		0.95%		1.02%
Aggressive Allocation	0.12%	0.20%	0.98%	1.30%	(3)	0.00%		1.30%	(3)	0.40%
Moderately Aggressive Allocation	0.12%	0.18%	0.93%	1.23%	(3)	0.00%		1.23%	(3)	0.34%
Moderate Allocation	0.12%	0.17%	0.86%	1.15%	(3)	0.00%		1.15%	(3)	0.34%
Moderately Conservative Allocation	0.12%	0.18%	0.80%	1.10%	(3)	0.00%		1.10%	(3)	0.35%
Conservative Allocation	0.12%	0.19%	0.72%	1.03%	(3)	0.00%		1.03%	(3)	0.38%

(1)	The Funds are subject to an expense limitation agreement under which a portion of each Fund’s fees and expenses will be waived and/or reimbursed to the extent necessary to keep total operating expenses of each Fund from exceeding the amounts shown in the table. This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, acquired fund fees and expenses (“AFFE”), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing, for the Balanced Fund, AFFE shall be included as a direct operating expense of the Fund for purposes of the expense limitation agreement. Further, this agreement is expected to continue through April 30, 2018. The agreement may be terminated prior to April 30, 2018 only by a majority vote of the Board of Directors of Penn Series Funds, Inc. for any reason and at any time.

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(2)	The “Recapture” amount represents the Fund’s reimbursement of the Fund’s investment adviser for previously waived fees and/or expenses reimbursed by the Fund’s investment adviser. Under the Fund’s expense limitation agreement, to the extent Penn Mutual and the Fund’s investment adviser do not have an obligation to waive fees and/or reimburse expenses of the Fund (e.g., the Fund is operating at or below its expense limitation), Penn Mutual and the Fund’s investment adviser may seek reimbursement from the Fund for amounts previously waived or reimbursed by Penn Mutual and the Fund’s investment adviser, if any, during the Fund’s preceding three years, but limited to the lesser of (1) the expense cap in effect at the time of the waiver or reimbursement and (2) the expense cap in effect at the time of recapture. Penn Mutual and the Fund’s investment adviser, however, shall not be entitled to any reimbursement that would cause the Fund to exceed its expense limitation.
(3)	The Total Annual Fund Operating Expenses of each Fund may not correlate to the expense ratios in the Fund’s financial highlights. Financial statements reflect only the operating expenses of the Fund and do not include AFFE, which are fees and expenses incurred indirectly by the Fund though its investments in certain underlying investment companies.

Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Contract. Your expenses include Contract expenses and the expenses of the Funds that you select. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

EXAMPLES OF FEES AND EXPENSES

These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses, net of contractual waivers, if any.

The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year. Although your actual costs may be higher or lower based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period and have purchased optional benefits with maximum charges(1):

	Base Contract	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	Smart Foundation Advisory	$802	$1,713	$2,751	$5,721
Assuming Minimum Total Annual Fund Expenses	Smart Foundation Advisory	$675	$1,347	$2,172	$4,755

(2)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have purchased optional benefits with maximum charges(1):

	Base Contract	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	Smart Foundation Advisory	$533	$1,625	$2,751	$5,721
Assuming Minimum Total Annual Fund Expenses	Smart Foundation Advisory	$405	$1,257	$2,172	$4,755

(3)	If you surrender your Contract at the end of the applicable time period and have purchased optional benefits with current charges(2):

	Base Contract	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	Smart Foundation Advisory	$650	$1,251	$1,973	$4,143
Assuming Minimum Total Annual Fund Expenses	Smart Foundation Advisory	$520	$868	$1,346	$2,955

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(4)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have purchased optional benefits with current charges(2):

	Base Contract	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	Smart Foundation Advisory	$380	$1,161	$1,973	$4,143
Assuming Minimum Total Annual Fund Expenses	Smart Foundation Advisory	$250	$778	$1,346	$2,955

(5)	If you surrender your Contract at the end of the applicable time period and have not purchased any optional benefits:

	Base Contract	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	Smart Foundation Advisory	$481	$743	$1,120	$2,413
Assuming Minimum Total Annual Fund Expenses	Smart Foundation Advisory	$351	$343	$440	$981

(6)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and have not purchased any optional benefits:

	Base Contract	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	Smart Foundation Advisory	$211	$653	$1,120	$2,413
Assuming Minimum Total Annual Fund Expenses	Smart Foundation Advisory	$81	$253	$440	$981

(1)	Combining the Inflation Protector Withdrawal Benefit Rider (Joint Life Guarantee) with Enhanced Death Benefit Rider will result in the highest possible Rider Charges:

Rider	Maximum Rider Charge	Current Rider Charge
Inflation Protector Withdrawal Benefit (Joint Life Guarantee)	2.50%	1.50%
Enhanced Death Benefit	0.75%	0.20% (Combination Rider — reduced charge)

(2)	This example uses a combination of the Inflation Protector Withdrawal Benefit Rider (Joint Life Guarantee) with Enhanced Death Benefit Rider:

Rider	Current Rider Charge
Inflation Protector Withdrawal Benefit (Joint Life Guarantee)	1.50%
Enhanced Death Benefit	0.20% (Combination Rider — reduced charge)
Rider Charges vary in New York — please see “Appendix B: State Variations” for details.

CONDENSED FINANCIAL INFORMATION

The SmartFoundation Advisory Variable Annuity is newly offered and accumulation unit values for the applicable subaccounts offered through this Prospectus are not yet available.

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FINANCIAL STATEMENTS

The statutory financial statements of the Company and the financial statements of the Separate Account appear in the Statement of Additional Information. The statutory financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts.

INTRODUCTION

The Penn Mutual Life Insurance Company

Penn Mutual is a Pennsylvania mutual life insurance company chartered in 1847.

We are licensed to sell insurance in all 50 states and the District of Columbia.

We are located at 600 Dresher Road, Horsham, PA 19044. Our mailing address is The Penn Mutual Life Insurance Company Attn: Customer Service Group, Philadelphia, PA 19172.

We issue and are liable for all benefits and payments under the Contract.

Smart Foundation Advisory Variable Annuity — Key Features

This section describes the key features of the Base Contract: Smart Foundation Advisory Variable Annuity. In addition to the Base Contract, you can elect optional benefits, which carry an additional cost.

Please consider the information in this section to determine the decisions you need to make prior to purchasing your Contract. You will not be able to add certain optional benefits after the Contract is issued.

Base Contract

The Base Contract has a Surrender Charge and Expense structure. The table below summarizes this information. Please see the “FEE TABLES” section of this prospectus for the summary of fees or “Fees and Expenses” section (Section 3) for more detailed information.

The Base Contract also has requirements for the minimum Initial and Subsequent Payment Amounts. Please see the “Purchase Payment Requirements” paragraph in Section 1.2 — “How to Purchase Your Contract” for more information.

	Minimum Initial Purchase Payment		Surrender Charge Period (applies to each Purchase Payment)	Total of Mortality & Expense Charge and Asset Based Contract Administration Charge
Base Contract*	SEP IRA /SIMPLE IRA / Traditional IRA / Roth IRA / ERISA Defined Benefit Plan	Non-Qualified / Traditional Stretch IRA / Roth Stretch IRA
Smart Foundation Advisory	$25,000	$25,000	3 years	0.40%

*	This table does not contain the complete information about the Base Contract. Please read the entire prospectus for details about specific features of each option.

Optional Benefits

You may purchase optional benefits for an additional cost with the Base Contact:

•	Enhanced Death Benefit — please see Section 8 — “Enhanced Death Benefit” for more details;

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•	Guaranteed Growth and Income Benefit II — please see Section 9 — “Guaranteed Growth and Income Benefit” for more details;

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Combining the Guaranteed Growth and Income and Enhanced Death Benefit Riders — please see Section 10 — “Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders with your Contract” for more details;

•	Inflation Protector Withdrawal Benefit — please see Section 11 — “Inflation Protector Withdrawal Benefit” for more details;

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Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders — please see Section 12 — “Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders” for more details;

•	Guaranteed Minimum Accumulation Benefit — please see Section 13 — “Guaranteed Minimum Accumulation Benefit” for more details.

Investment Options

You have an opportunity to invest in a variety of Subaccounts which are managed by professional sub-advisors. Please see Section 2 — “Investment Options” for details. Investment options may be limited with the presence of an optional benefit. Please refer to the “Investment Allocation Options” subsection of the applicable optional benefit section for more details.

Fixed Account Options

You can allocate your funds to any of the Fixed Account Options currently offered under your Contract, subject to availability and restrictions. Please refer to Section 2.2 — “The Fixed Account” for more information.

Fixed Dollar Cost Averaging Options are also available. Please see the “Dollar Cost Averaging Program” paragraph in Section 1.5 — “Optional Contract Features” and the “Fixed Dollar Cost Averaging Options” paragraph in Section 2.2 — “The Fixed Account” for more information.

Tax considerations

The variable annuity offers tax-deferred growth, which means that if the owner of the contract is a natural person, no tax is paid on the earnings until you take withdrawals from your Contract or receive annuity payments. That means annuity owners enjoy tax-deferred growth, which provides greater earnings potential compared to a fully taxable investment. Transfers among the funds within your variable annuity Contract are not taxable. If your annuity is purchased as a Qualified Contract, there is no additional tax benefit other than that already provided by the qualified treatment of your Contract. Please see Section 14 — “Taxes” for more information.

1. Variable Annuity Contract

1.1. The Contract

This prospectus describes Contracts issued on or after the date of this prospectus. Contracts issued before the date of this prospectus may have different features and charges.

Your Contract is an Individual Variable and Fixed Deferred Annuity with Flexible Purchase Payments, which provides for tax-deferred accumulation of Purchase Payments, Fixed Annuitization Options that can guarantee income payments for a specified period or for the lifetime of the Annuitant(s), and a Standard Death Benefit.

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Your Contract has:

•	an Accumulation Period, during which you make one or more Purchase Payments and we invest your payments as you direct us; and

•	an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date.

The Contract allows you to invest in:

•	the Separate Account, through which you may invest in one or more of the available Funds. See Section 2.1 — “The Separate Account”; and

•	the Fixed Interest Options. The Fixed Accounts are guaranteed and funded by Penn Mutual through its general account. See Section 2.2 “The Fixed Account”.

You decide, within Contract limits,

•	how often you make a Purchase Payment and how much you invest (subject to minimum and maximum limits of the Contract);

•	the Subaccounts and/or the Fixed Interest Options into which your Purchase Payments are invested (subject to the limitations with the presence of an optional benefit);

•	whether or not to transfer money among the available Subaccounts and/or the Fixed Interest Options (subject to limitations of the Contract and the presence of an optional benefit);

•	the type of annuity that we pay and who receives the annuity payments;

•	the Beneficiary or Beneficiaries to whom we pay a death benefit (subject to limitations of the Contract and the presence of an optional benefit); and

•	the amount and frequency of withdrawals from the Contract Value (subject to limitations of the Contract).

We may amend your Contract at any time to comply with legal requirements. State law may require us to obtain your approval for any Contract amendment. We may, with any required approval of the Commission and the governing state insurance department, substitute another mutual fund for any of the Funds currently available. We will notify you of any material Contract amendment and mutual fund substitutions.

The Contract is available to individuals, business entities and trusts. The Contract may be issued as an individual retirement annuity on a contributory and rollover basis. The Contract may be suitable for certain qualified plans, where a separate individual annuity is issued per participant, and each participant is a single Annuitant. It is not suitable for group qualified plans because it is an individual annuity, not a group Contract.

1.2. How to Purchase Your Contract

Your investment advisor will assist you in completing an application and sending it with a check for your first Purchase Payment, to our Administrative Office.

We accept a complete application to purchase a Contract within two business days after we receive it at our Administrative Office. If you send us an incomplete application, we will return your Purchase Payment to you within five business days unless you ask us to keep it while you complete the application.

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All Subsequent Purchase Payments should be sent to the address specified in Section 15.1 — “Contact Information”.

Purchase Payment Requirements

Minimum Purchase Payment

The Contract will not be issued until Penn Mutual has received the minimum payment required to open the contract. The table below summarizes the minimum Initial and Subsequent Purchase Payment requirements for the Base Contract by Market Type.

Market Type	Payment Type	Smart Foundation Advisory
Non-Qualified / Traditional Stretch IRA / Roth Stretch IRA	Minimum Initial Purchase Payment	$25,000
	Minimum Subsequent Purchase Payment	$1,000
Traditional IRA / Roth IRA / SEP IRA / Simple IRA / ERISA Defined Benefit Plan(1)	Minimum Initial Purchase Payment	$25,000	(2)
	Minimum Subsequent Purchase Payment	$250	(3)

(1)	ERISA Defined Benefit Plans must be approved by the Advanced Sales Department prior to opening.
(2)	For approved qualified employer-sponsored plans (SEP IRA, Simple IRA, or ERISA Defined Benefit Plan) funding the annuity through payroll deduction or on-going employer contributions, Initial Purchase Payment requirement must be satisfied by Purchase Payments made in the first Contract Year. The Contract will be terminated if the Minimum Initial Purchase Payment is not satisfied within 12 months of the issue date of your Contract, and all Purchase Payments made to date (adjusted for withdrawals) (“Net Purchase Payments”) will be returned to you. The amount of Net Purchase Payments to be refunded will not be adjusted for market gains or losses incurred during this period.
(3)	If SEP IRA, Simple IRA or ERISA Defined Benefit Plan market types are elected at issue, the Minimum Subsequent Purchase Payment is $250 annually, and $25 per payment minimum under the automatic investment program.

Maximum Purchase Payment

We will accept up to $2,000,000 in cumulative Purchase Payments. This limit applies across all Variable Annuity Contracts issued by the Company for the same Contract Owner (if natural person) or Annuitant. Maximum purchase payment amount varies in Florida — please see “Appendix B: State Variations” for details.

We reserve the right to decline any Purchase Payment for any reason.

Allocation of Initial and Subsequent Purchase Payments

Your Initial and Subsequent Purchase Payments will be allocated to the Subaccounts and to the Fixed Account as you specify in the application for the Contract, unless you direct that the Subsequent Purchase Payments be allocated otherwise. Subsequent Purchase Payments may be made at any time without prior notice to the Company. All Purchase Payments are subject to the minimum and maximum amount limitations. Allocation of payments may be subject to limitations if any optional benefits are present.

Owner / Annuitant Requirements

You must specify the Owner and Annuitant information at the time of application, and the name(s) of Owner(s) and Annuitant(s) that you specify will be displayed on your Contract’s specifications page. Designation of Contract Owner(s) and Annuitant(s) will be effective on the Contract Date.

No more than two natural persons may be named in the Contract as Owner(s) and/or Annuitant(s).

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If you are the sole Owner of the Contract, you may designate yourself as an Annuitant, or an Annuitant other than yourself. However, if you designate Joint Annuitants, you must be one of the Annuitants.

If your Contract is owned by an entity, joint ownership is not permitted, and there can only be one Annuitant.

If your Contract is jointly owned, both Contract Owners must be natural persons. If the Contract is jointly owned and there is one Annuitant, he/she must be a Contract Owner. If the Contract is jointly owned and there are Joint Annuitants, Annuitants must be the Contract Owners.

If you are not the Annuitant, you can designate yourself as Contingent Annuitant in the Contract, and become the Annuitant in the event that the Annuitant dies before the Contract is terminated or annuitized.

If you purchase an optional benefit in addition to your Base Contract, additional Contract Owner / Annuitant requirements may apply.

Issue Age Requirements

Issue age represented in the Contract is based on the age of the Owner and is determined by Age Nearest Birthday. Age Nearest Birthday is the age rounded to nearest whole number of years. If the Contract is jointly owned, both Owners must meet the issue age requirements. If the Owner is an entity, then the issue age represented in the Contract is based on the age of the Annuitant(s).

Annuitant(s) must also meet the issue age requirements of the Contract.

If your Contract does not include any optional benefits, the issue age requirements are as follows:

Acceptable Issue Ages	0 - 85

If your Contract includes an optional benefit, the issue age requirements may be different from the above table. Please, see “Issue Age Requirements” subsection of the appropriate optional benefit section that applies to you (Section 8.2 — “Purchasing the Enhanced Death Benefit Rider with your Contract” for Enhanced Death Benefit, Section 9.2 — “Purchasing the Guaranteed Growth and Income Benefit Rider with your Contract” for Guaranteed Growth and Income Benefit, Section 11.2 — “Purchasing the Inflation Protector Withdrawal Benefit Rider with your Contract” for Inflation Protector Withdrawal Benefit, and Section 13.2 — “Purchasing the Guaranteed Minimum Accumulation Benefit with your Contract” for Guaranteed Minimum Accumulation Benefit). With the presence of an optional benefit, you will be subject to the strictest age requirement of your Base Contract / optional benefit combination.

1.3. Right to Review the Contract

You may cancel the Contract within 10 days after its receipt. If the Contract is a Replacement Contract (i.e. it has been purchased with the proceeds from the surrender of another annuity contract you own), it may be cancelled within 30 days of receipt. In either situation, simply return or mail it to the Company or the representative through whom it was purchased, along with a written request to cancel the Contract based on this provision. The Company will refund the greater of the Contract Value or, if required by state law, Purchase Payments as of the date the notification and the Contract are received. Right to Review the Contract provisions may vary by state. Please refer to “Appendix B: State Variations” for details.

1.4. Contract Changes

Written notice from the Contract Owner(s) is required to process any Contract change. You may request the following changes to your Contract:

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Annuity Date Change

Approval of your request will be subject to the waiting period described in the Contract and maximum maturity date determined by state law.

Beneficiary Change

Approval of your request will be subject to provisions of the Contract, as well as any transactions made by the Contract Owner or actions taken by the Company prior to receipt of this notice; the change form is provided by the Company.

Ownership Change (Absolute Assignment)

Upon written notice to the Company, and upon receipt of all the information required to process the request, you may assign the Contract to a new Contract Owner. A service form that indicates the required information will be provided by the Company for your convenience. Approval of your request is subject to restrictions. Changes in Contract Owner designation, unless specified otherwise, shall take effect on the date the Contract Owner(s) sign the notice of change. Approval of any ownership change is subject to any transactions that you make or actions taken by the Company prior to receipt of this notice. The Company shall not be liable for the validity of the assignment. The Contract will allow a maximum of two natural persons as Owner(s) and Annuitant(s). The new Contract Owner(s) and Annuitant(s) must meet the issue age requirements and all other requirements specified in the Contract at the time of designation. We may restrict the Contract Owner designation change if required for purposes of satisfying applicable laws or regulations. If there are any optional benefits attached to your Contract, they may be terminated as a result of the change of ownership (please, see the termination provisions section of the optional benefit that applies to you). Change of ownership can also have tax consequences and you should consult your tax advisor prior to requesting a change. In addition, change of ownership provisions may vary by state — please see “Appendix B: State Variations”.

Annuitant cannot be changed, except when the Contract Owner becomes the Annuitant as a result of such change, or as a consequence of Annuitant’s death (when Contingent Annuitant becomes Annuitant) or divorce (when Annuitant or Joint Annuitant is replaced with a new spouse or removed from the Contract).

1.5. Optional Contract Features

Dollar Cost Averaging Program

Dollar cost averaging is a way to invest in which securities are purchased at regular intervals in fixed dollar amounts, so that the cost of the securities gets averaged over time and possibly over market cycles. If the Contract Value is at least $10,000, you may allocate any new Purchase Payments to one of the Dollar Cost Averaging Options and have a fixed percentage transferred monthly from that Option to variable Subaccounts to achieve dollar cost averaging. Amounts may only be allocated to one of the Dollar Cost Averaging Options in conjunction with an election of the Dollar Cost Averaging program. The minimum transfer amount to each Subaccount is $50. Once a Dollar Cost Averaging Option is selected, an additional Dollar Cost Averaging Option cannot be selected. If you elect to discontinue participation in the program, any money left in the account will be transferred into the variable Subaccounts based on the Dollar Cost Averaging allocation initially selected (unless otherwise directed by you). There is no charge for participating in the Dollar Cost Averaging Program.

Fixed Dollar Cost Averaging Options

The available periods under the Fixed Dollar Cost Averaging Options are:

1) Six-Month Dollar Cost Averaging Period, and

2) Twelve-Month Dollar Cost Averaging Period.

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Only new Purchase Payments may be allocated to the Fixed Dollar Cost Averaging Options. Such allocations of Initial and Subsequent Purchase Payments are subject to the Contract Value minimum requirements. Amounts held in a Fixed Dollar Cost Averaging Option of the Fixed Account will be credited with interest at effective annual rates, declared by the Company. See Section 2.2 “The Fixed Account” for details.

Variable Dollar Cost Averaging Options

Dollar Cost Averaging may also be done from one of the following Subaccounts: Money Market Subaccount, Limited Maturity Bond Subaccount and Quality Bond Subaccount. New Purchase Payments and transfers may be allocated to the selected Subaccount, subject to the Contract Value minimum requirements. The available periods under the Variable Dollar Cost Averaging Options are from 12 months to 60 months.

Automatic Asset Rebalancing Program

Automatic rebalancing is a way to maintain your desired asset allocation percentages. Because the value of your Subaccounts will fluctuate in response to investment performance, your asset allocation percentages may change over time. If you have a Contract Value of at least $10,000 you may elect Automatic Asset Rebalancing. We will transfer funds under your Contract on a quarterly (calendar) basis among the Subaccounts to maintain a specified percentage allocation among your selected variable investment options. You may elect to participate in the program when you apply for your Contract or, after you have owned your Contract, by completing an election form or by calling our office (contact information is available in Section 15.1 — “Contact Information”). You may discontinue the program at any time. There is no charge for participating in the Automatic Asset Rebalancing Program.

Dollar Cost Averaging and Automatic Asset Rebalancing programs may not be elected at the same time and are not available after Annuitization.

Systematic Withdrawals

Systematic Withdrawals are regular payments that we make to you on a monthly, quarterly, semiannual or annual basis. Details about the Systematic Withdrawal Program can be found in the “Systematic Withdrawals” paragraph in Section 4.1 — “Ways to Access Your Money”.

1.6. Accumulation / Annuity Payout Period

Your Contract has an Accumulation Period, during which you make one or more Purchase Payments and we invest your payments as you direct us, and an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date. Please see Section 6 — “The Annuity Payout Period” for more information.

1.7. Contract Termination

The Contract will terminate when one or more of the following events occur, unless otherwise specified in any Endorsement or Rider attached to the Contract:

•	the Death Benefit is paid,

•	the Annuity Payments end,

•	there is a full surrender of the Contract or if a withdrawal is made that falls under the conditions of “Withdrawals Treated as Surrenders” provision of the Contract.

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In addition, the Company reserves the right to terminate the Contract and any applicable Death Benefit by initiating a payment of the Surrender Value to the Contract Owner, if, before the Annuity Date, no Purchase Payments are made during the last two Contract Years, and the Contract Value is less than the Minimum Remaining Balance (see the “Withdrawals Treated as Surrenders” paragraph in Section 4.1 — “Ways to Access Your Money” for more information). The Company will notify the Contract Owner 60 days prior to taking any action pertaining to this provision.

2. Investment Options

2.1. The Separate Account

Penn Mutual established the Separate Account on April 13, 1982. The Separate Account is registered with the Commission as a unit investment trust and is a “separate account” within the meaning of the federal securities laws. The Commission does not supervise our management or the investment practices of the Separate Account. The Separate Account is divided into Subaccounts that invest in shares of different mutual funds. We own the assets of the Separate Account.

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The income, gains and losses, whether or not realized, of the Separate Account are, in accordance with the Contract, credited to or charged against the Separate Account without regard to the other income, gains or losses of Penn Mutual.

•	The Separate Account and its Subaccounts are not responsible for the liabilities of any other business of Penn Mutual.

The investment results of the Separate Account are not guaranteed.

Investment Options in the Separate Account

The Separate Account currently has Subaccounts that invest in the following Funds. There may be limitations on the availability of these funds with the presence of an optional benefit.

Penn Series Funds, Inc.	Investment Adviser or Sub-Adviser	Objective
Money Market Fund	Penn Mutual Asset Management, LLC Horsham, Pennsylvania	The Fund is a government money market fund that seeks current income, while preserving capital and liquidity, and will invest no less than 99.5% of its total assets in government securities, cash or repurchase agreements that are collateralized fully by government securities or cash. The Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including relating to maturity, diversification, liquidity and credit quality.

Limited Maturity Bond Fund	Penn Mutual Asset Management, LLC Horsham, Pennsylvania	The Fund seeks to maximize total return consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in short- to intermediate-term investment grade debt securities of U.S. government and corporate issuers, including mortgage-backed and asset-backed securities.

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Penn Series Funds, Inc.	Investment Adviser or Sub-Adviser	Objective
Quality Bond Fund	Penn Mutual Asset Management, LLC Horsham, Pennsylvania	The Fund seeks to maximize total return over the long term consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in marketable investment grade debt securities, which are those securities rated BBB- or higher by S&P, Baa3 or higher by Moody’s, or the equivalent by any other nationally recognized statistical rating organization, or, if unrated, determined by the Fund’s investment adviser to be of comparably quality.

High Yield Bond Fund	T. Rowe Price Associates, Inc. Baltimore, Maryland	The Fund seeks to realize high current income by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a widely diversified portfolio of high yield corporate bonds, commonly known as “junk bonds,” income-producing convertible securities and preferred stocks that are rated below investment-grade or not rated by any major credit rating agency but deemed to be below investment-grade by the Fund’s sub-adviser.

Flexibly Managed Fund	T. Rowe Price Associates, Inc. Baltimore, Maryland	The Fund seeks to maximize total return (capital appreciation and income) by investing primarily in stocks of established U.S. companies that the Fund believes have above-average potential for capital growth.

Balanced Fund	Penn Mutual Asset Management, LLC Horsham, Pennsylvania	The Fund seeks to achieve long-term growth and current income by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with the Fund’s target asset allocation. Under normal circumstances, the Fund will invest 50%-70% of its assets in stock and other equity underlying funds, 30%-50% of its assets in bond and other fixed income funds, and 0%-20% of its assets in money market funds. The Fund also may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Large Growth Stock Fund	T. Rowe Price Associates, Inc. Baltimore, Maryland	The Fund seeks to achieve long-term growth of capital and increase of future income by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large capitalization companies (companies with market capitalizations that fall within the market capitalization range of companies in the Russell 1000® Growth Index at the time of purchase). The Fund invests primarily in common stocks of well established companies the Fund’s sub-adviser believes have long-term growth potential as well as companies that have the ability to pay increasing dividends through strong cash flow.

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Penn Series Funds, Inc.	Investment Adviser or Sub-Adviser	Objective
Large Cap Growth Fund	Massachusetts Financial Services Company Boston, Massachusetts	The Fund seeks to achieve long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies with large market capitalizations (companies with market capitalizations of more than $3 billion at the time of purchase). The Fund invests in the stocks of companies its sub-adviser believes to have above average earnings growth potential compared to other companies.

Large Core Growth Fund	Morgan Stanley Investment Management, Inc. New York, New York	The Fund seeks to achieve long-term growth of capital (capital appreciation) by investing primarily in equity securities of large capitalization U.S. companies (companies that have market capitalizations that fall within the market capitalization range of companies in the Russell 1000® Growth Index at the time of purchase). Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large capitalization companies. The Fund’s sub-adviser seeks to invest in companies with strong name recognition and sustainable competitive advantages and typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

Large Cap Value Fund	Loomis, Sayles & Company, L.P. Boston, Massachusetts	The Fund seeks to achieve long-term growth of capital by investing primarily in equity securities, of U.S. and non-U.S. incorporated entities, including, but not limited to common stock, American Depositary Receipts (ADRs), equity real estate investment trust securities (REITs), preferred securities and convertible preferred securities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large capitalization companies (companies that have market capitalizations of more than $2 billion at the time of purchase). The Fund primarily invests in common stocks that its portfolio manager deems to be underpriced relative to long-term earnings and for cash flow potential.

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Penn Series Funds, Inc.	Investment Adviser or Sub-Adviser	Objective
Large Core Value Fund	Eaton Vance Management Boston, Massachusetts	The Fund seeks to achieve total return by investing primarily in value stocks of large capitalization companies (companies that have market capitalizations within the range of companies included in the Russell 1000® Value Index at the time of purchase); however, the fund will generally consist of stocks with a market capitalization equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large capitalization companies. Value stocks are stocks that, in the opinion of the Fund’s sub-adviser, are inexpensive or undervalued relative to the overall stock market.

Index 500 Fund	SSGA Funds Management, Inc. Boston, Massachusetts	The Fund seeks to achieve total return (capital appreciation and income) which corresponds to that of the S&P 500® Index by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the S&P 500® Index. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the S&P 500® Index and close substitutes (such as index futures contracts) that are designed to track the S&P 500® Index.

Mid Cap Growth Fund	Ivy Investment Management Company Shawnee Mission, Kansas	The Fund seeks to maximize capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-cap companies (companies that have market capitalizations that fall within the market capitalization range of companies in the Russell MidCap® Growth Index at the time of purchase). The Fund invests in equity securities of companies that the Fund’s sub-adviser believes have strong earnings growth potential and that are diversified across economic sectors.

Mid Cap Value Fund	Neuberger Berman Investment Advisers LLC New York, New York	The Fund seeks to achieve growth of capital by investing, under normal market circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-cap companies (companies that have market capitalizations that fall within the market capitalization range of companies in the Russell MidCap® Index at the time of purchase). The Fund seeks to invest in the equity securities of high quality companies that the Fund’s sub-adviser believes are trading at a substantial discount to their intrinsic value where there is a strategic plan or event that is expected to both enhance value and narrow the value/price gap.

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Penn Series Funds, Inc.	Investment Adviser or Sub-Adviser	Objective
Mid Core Value Fund	American Century Investment Management, Inc. Kansas City, Missouri	The Fund seeks to achieve capital appreciation by investing, under normal conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of medium capitalization companies (companies whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies). The Fund seeks to invest in undervalued companies and hold each stock until the price has increased to, or is higher than, a level the Fund’s sub-adviser believes more accurately reflects the fair value of the company.

SMID Cap Growth Fund	Goldman Sachs Asset Management, L.P. New York, New York	The Fund seeks to achieve long-term growth of capital (capital appreciation) by investing primarily in common stocks of small and medium capitalization U.S. companies (companies that have market capitalizations that fall within the outside range of the market capitalizations of companies in the Russell 2000® Growth Index and the Russell Midcap® Growth Index at the time of purchase) that the Fund’s sub-adviser believes have specific characteristics indicating high quality and sustainable growth, including strong business franchises, favorable long-term prospects, and excellent management. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small and medium capitalization companies.

SMID Cap Value Fund	AllianceBernstein L.P. New York, New York	The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies, (companies that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500™ Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500™ Value Index), generally representing 60-125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small and medium capitalization companies. The Fund invests in companies that are determined by the Fund’s sub-adviser to be undervalued using its fundamental value approach.

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Penn Series Funds, Inc.	Investment Adviser or Sub-Adviser	Objective
Small Cap Growth Fund	Janus Capital Management LLC Denver, Colorado	The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small capitalization companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Growth Index at the time of investment. The small capitalization companies in which the Fund invests are selected for their growth potential.

Small Cap Value Fund	Goldman Sachs Asset Management, L.P. New York, New York	The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (measured at the time of purchase) within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. The Fund invests in equity securities that the Fund’s sub-adviser believes to be underpriced relative to a combination of such companies’ long term earnings prospects, growth rate, free cash flow and/or dividend-paying ability.

Small Cap Index Fund	SSGA Funds Management, Inc. Boston, Massachusetts	The Fund seeks to replicate the returns and characteristics of a small cap index by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the Russell 2000® Index. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Russell 2000® Index and close substitutes (such as index futures contracts or other investment companies) that are designed to track the Russell 2000® Index.

Developed International Index Fund	SSGA Funds Management, Inc. Boston, Massachusetts	The Fund seeks to replicate the returns and characteristics of an international index composed of securities from developed countries by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI EAFE) Index. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the MSCI EAFE Index (including American Depositary Receipts and Global Depositary Receipts) and close substitutes (such as index futures contracts) that are designed to track the MSCI EAFE Index.

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Penn Series Funds, Inc.	Investment Adviser or Sub-Adviser	Objective
International Equity Fund	Vontobel Asset Management, Inc. New York, New York	The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, such as common stocks, preferred stocks, convertible bonds, and warrants. The Fund will invest primarily in companies operating in the countries in Europe and the Pacific Basin. The Fund’s sub-adviser seeks to identify high-quality growth companies for inclusion in the Fund’s portfolio.

Emerging Markets Equity Fund	Morgan Stanley Investment Management Inc. New York, New York Morgan Stanley Investment Management Company Singapore	The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities located in emerging market countries. For the Fund, an issuer is considered to be located in an emerging market country if, at the time of investment: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging market countries, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

Real Estate Securities Fund	Cohen & Steers Capital Management, Inc. New York, New York	The Fund seeks to achieve a high total return consistent with reasonable investment risks by investing, under normal circumstances, at least 80%, and normally substantially all, of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities issued by real estate companies, including real estate investment trusts.

Aggressive Allocation Fund	Penn Mutual Asset Management, LLC Horsham, Pennsylvania	The Fund seeks to achieve long-term capital growth consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (85%-100% of its assets in equity funds and 0%-15% of its assets in fixed income and money market funds). The portfolio of the Fund is more heavily allocated to stocks, and reflects an aggressive approach.

Moderately Aggressive Allocation Fund	Penn Mutual Asset Management, LLC Horsham, Pennsylvania	The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (70%-100% of its assets in equity funds and 0%-30% of its assets in fixed income and money market funds). The portfolio of the Fund is more heavily allocated to stocks, and reflects a moderately aggressive approach.

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Penn Series Funds, Inc.	Investment Adviser or Sub-Adviser	Objective
Moderate Allocation Fund	Penn Mutual Asset Management, LLC Horsham, Pennsylvania	The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (50%-70% of its assets in equity funds and 30%-50% of its assets in fixed income and money market funds). The portfolio of the Fund is allocated among stock, bond and cash investments with a majority of its assets allocated to stocks, and is designed to offer investors an investment option that is less aggressive than the Penn Series Aggressive Allocation and Moderately Aggressive Allocation Funds, but more aggressive than the Penn Series Moderately Conservative Allocation and Conservative Allocation Funds.

Moderately Conservative Allocation Fund	Penn Mutual Asset Management, LLC Horsham, Pennsylvania	The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (30%-50% of its assets in equity funds and 50%-70% of its assets in fixed income and money market funds). The portfolio of the Fund is more heavily allocated to bonds and cash investments, and reflects a moderately conservative approach.

Conservative Allocation Fund	Penn Mutual Asset Management, LLC Horsham, Pennsylvania	The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (20%-40% of its assets in equity funds and 60%-80% of its assets in fixed income and money market funds). The portfolio of the Fund is more heavily allocated to bonds and cash investments, and reflects a conservative approach.

A prospectus for each of these Funds, which contains additional information about the Funds including their investment objectives and policies and expenses, accompanies this prospectus. Read the prospectuses of these Funds carefully before investing. You may also obtain copies of the prospectuses, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group — C3R, Philadelphia, PA 19172, or by calling, toll free, 800-523-0650.

Penn Mutual Asset Management, LLC, Horsham, Pennsylvania is investment adviser to each of the Funds and a wholly owned subsidiary of Penn Mutual.

Shares of Penn Series are sold to other variable life and variable annuity separate accounts of Penn Mutual and its subsidiary, The Penn Insurance and Annuity Company. For more information on the possible conflicts involved when the Separate Account invests in Funds offered to other separate accounts, see the Fund prospectuses and Statements of Additional Information.

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The Variable Account Value

Your assets in the Separate Account are held as Accumulation Units of the Subaccounts that you select. An Accumulation Unit is a unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date. The Variable Account Value is the sum of the values of the Accumulation Units held in the Subaccounts for this Contract.

Accumulation Units — Valuation

We value Accumulation Units as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. ET). When you invest in, withdraw from, or transfer money to a Subaccount, you receive the Accumulation Unit value next computed after we receive and accept your Purchase Payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received from you or the agent of record (pursuant to your instruction) at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In the case of your first Purchase Payment, you receive the price next computed after we accept your application to purchase a Contract.

The value of an Accumulation Unit is $10 when a Subaccount begins operation. The value of an Accumulation Unit may vary and is determined by multiplying its last computed value by the net investment factor for the Subaccount for the current Valuation Period. The net investment factor measures (1) investment performance of Fund shares held in the Subaccount, (2) any taxes on income or gains from investments held in the Subaccount, and (3) the Mortality and Expense Risk Charge and Asset Based Contract Administration Charge assessed against the Subaccount.

Voting Instructions

You have the right to tell us how to vote proxies for the Fund shares in which your Purchase Payments are invested. If the law changes and permits us to vote the Fund shares, we may do so.

If you are a Contract Owner, we determine the number of full and fractional Fund shares that you may vote by dividing your interest in a Subaccount by the net asset value per share of the Fund. We may change these procedures whenever we are required or permitted to do so by law.

Shares for which no timely instructions are received will be voted by Penn Mutual in the same proportion as those shares for which voting instructions are received.

2.2. The Fixed Account

The Fixed Account is the account in which amounts are held for this Contract under all Fixed Account Options prior to the Annuity Date.

Fixed Account Options are:

•	Fixed Interest Options and

•	Fixed Dollar Cost Averaging Options.

The Fixed Account Value is determined by the total amount of premium allocated to the Fixed Account Options, adjusted by partial withdrawals, transfers, charges and expenses, and accumulated at effective annual rates declared by the Company, but at no less than the Minimum Guaranteed Interest Rate specified in your Contract.

The Fixed Account (including the Fixed Interest Options and the Fixed Dollar Cost Averaging Options) is part of the Company’s general account which is subject to the claims of the Company’s creditors. The Company’s

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insurance obligations and guarantees under the Contract are paid in part out of the general account and, therefore, Contract Owners should consider the Company’s financial statements and claims paying ability for the payment of such obligations and guarantees.

Interests in the Fixed Account are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940. This prospectus generally discusses only the variable portion of the Contract. Disclosure regarding the Fixed Account, however, is subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

Fixed Interest Options

You may allocate or transfer your Contract Value to one or more of the Fixed Interest Options available under your Contract. Available Interest Periods of the Fixed Interest Options may range from one year to seven years, depending on the options currently being offered by the Company. The Company may provide additional Fixed Interest Options in the future.

Amounts held in the Fixed Interest Options of the Fixed Account will be credited with interest at effective annual rates declared by the Company each month. The declared interest rate will apply from the date of the allocation or transfer through the end of the elected Interest Period.

You may not transfer amounts held in the Fixed Interest Options to Subaccounts or to another Fixed Interest Option prior to the end of the Interest Period. For the 25 days following the expiration of such period, you may also transfer all or a portion of the amount held in such Fixed Interest Option to Subaccount(s) or to another account of the Fixed Interest Options. If you do not withdraw or reallocate money in a Fixed Interest Option within 25 days after the expiration of that account’s Interest Period, the Company will renew the portion of the Fixed Interest Option that has expired at the new rate declared for the Interest Period at that time. Amounts withdrawn or transferred from a Fixed Interest Option with an Interest Period longer than one year outside of the 25-day “renewal window” period are subject to the Premature Withdrawal Charge (please see the “Premature Withdrawal Charge” paragraph in Section 3.1 — “Transaction Charges”).

All Interest Periods end on the last day of a calendar month, therefore transfers to a Fixed Interest Option on other than the 1st of the month will result in a shorter Interest Period (i.e. transfers on the 16th of a month will result in 15 fewer days of interest than the Interest Period selected).

We offer a Minimum Guaranteed Interest Rate that varies from 1% to 3%, is set on the Contract Date, and will not change through the life of the Contract. The Minimum Guaranteed Interest Rate that applies to you is specified in your Contract. The Minimum Guaranteed Interest Rate for any Fixed Interest Option is determined based on a formula established by state law as described below.

The minimum guaranteed interest rate is the lesser of (1) 3% and (2) the average over a 12-month period, rounded to the nearest 1/20th of 1%, of the 5-year constant maturity treasury rate reduced by 125 basis points, where the resulting interest rate is not less than 1%. This rate is set by the Company quarterly on January 1, April 1, July 1 and October 1. The rate calculated as shown above is the minimum guaranteed interest rate for the life of the Contract. The calculated guaranteed rate will never be lower than the minimum nonforfeiture rate required by state law.

Fixed Interest Options are not available in New York.

Fixed Dollar Cost Averaging Options

The Dollar Cost Averaging Program is described in detail in Section 1.5 — “Optional Contract Features”.

Amounts held in a Fixed Dollar Cost Averaging Option of the Fixed Account will be credited with interest at effective annual rates, declared by the Company.

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The Minimum Guaranteed Interest Rate applicable for any Fixed Dollar Cost Averaging Option of the Fixed Account (according to your Contract) is determined on the Contract Date. The minimum rate can range between 1% and 3%, unless applicable law permits a reduction. The minimum guaranteed interest rate for any Fixed Account Option is determined based on a formula established by state law as described below.

The minimum guaranteed interest rate is the lesser of (1) 3% and (2) the average over a 12-month period, rounded to the nearest 1/20th of 1%, of the 5-year constant maturity treasury rate reduced by 125 basis points, where the resulting interest rate is not less than 1%. This rate is set by the Company quarterly on January 1, April 1, July 1 and October 1. The rate calculated as shown above is the minimum guaranteed interest rate for the life of the Contract. The calculated guaranteed rate will never be lower than the minimum nonforfeiture rate required by state law.

The declared interest rate will apply from the date of the allocation through the end of the Dollar Cost Averaging Period. Purchase Payments received after the start of a Dollar Cost Averaging Period will create an additional Dollar Cost Averaging Period. The available periods under the Fixed Dollar Cost Averaging Options are six months and twelve months. At the end of the Dollar Cost Averaging Period any interest remaining in the account will be automatically transferred into the variable Subaccounts based on the allocation initially selected by the Contract Owner.

2.3. Contract Value and Surrender Value

Your Contract Value is the sum of the Variable Account Value and the Fixed Account Value. Variable Account Value is the sum of the values of the Accumulation Units held in the Subaccounts (see “The Separate Account” above). Fixed Account Value is the value of amounts held in all Fixed Account Options (Fixed Interest Options and Fixed Dollar Cost Averaging Options) of the Fixed Account for this Contract (see “The Fixed Account” above).

Your Contract also has a “Surrender Value”. Your Contract’s Surrender Value is equal to the Contract Value, less: 1) the Annual Contract Administrative Charge (if applicable), 2) pro-rata portion of any accrued charges for optional benefits, 3) any applicable Surrender Charges, and 4) any applicable Premature Withdrawal Charges (see Section 3 — “Fees and Expenses”).

3. Fees and Expenses

This section explains the fees and expenses you might incur. The “FEE TABLES” section of this prospectus summarizes all charges and fees that may be imposed on your Contract. Please, refer to these tables for a quick summary. You also pay expenses of the Funds that you select as investment options in the Separate Account. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

3.1. Transaction Charges

Surrender Charge

If you wish to withdraw more than the Free Withdrawal Amount (see Section 4.2 “Surrender-Charge Free Withdrawals”) or decide to surrender your Contract during the Surrender Charge Period, you may be assessed a Surrender Charge. This charge is used to pay our sales expenses. Sales expenses that are not covered by the Surrender Charge are paid from the surplus of the Company, which may include proceeds from the Mortality and Expense Risk Charge.

The Surrender Charge declines gradually over a period of three years. Surrender Charges will be applied to all withdrawals (including lifetime withdrawals guaranteed under the Guaranteed Growth and Income Benefit Rider and living benefit withdrawals guaranteed under the Inflation Protector Withdrawal Benefit Rider), which are not “Surrender-Charge Free Withdrawals” as described in Section 4.2 — “Surrender-Charge Free Withdrawals”.

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Each Purchase Payment is tracked separately and the amount of the Surrender Charge depends upon the length of time since we received your Purchase Payment. The sum of all Purchase Payments not yet withdrawn will constitute a “Surrender Charge Basis”. The Surrender Charge Basis will be reduced by the full amount of each withdrawal, including the Free Withdrawal Amount.

Earnings accumulated during the life of the Contract will not be subject to a Surrender Charge. For purposes of calculating the Surrender Charge, Purchase Payments shall be treated as withdrawn prior to any available earnings. Available earnings equal the difference, if any, between the Contract Value at the time of a withdrawal and the Purchase Payments to which the Contract Value is attributable.

The Free Withdrawal Amount will be applied to the Purchase Payments with the earliest effective date. The withdrawal amount subject to charges will be taken out following the Free Withdrawal Amount, from the oldest Purchase Payment remaining in the Surrender Charge Basis first. It will thus receive the Surrender Charge associated with the Purchase Payment from which it is being withdrawn. This is called a first-in, first-out basis. There will be no Surrender Charge on amounts withdrawn that exceed the total Purchase Payments of the Contract.

Please see “Surrender Charges” example in “Appendix A: Numerical Examples.”

When you request a withdrawal, we will first determine whether any portion of the requested amount is subject to the Surrender Charge. Once the amount subject to charges is determined, we will follow the first-in, first-out principle (described above) to assess the charges. The Surrender Charges are expressed as a percentage of each Purchase Payment withdrawn and vary by the age of Purchase Payment as follows:

Schedule of Surrender Charges

Number of full years since Purchase Payment	Applicable Surrender Charge
0	3.0%
1	2.0%
2	1.0%
3 or more	0.0%

Surrender Charges may vary by state. Please see “Appendix B: State Variations”.

Premature Withdrawal Charge

A Premature Withdrawal Charge may be deducted from the interest earned on any amount that is withdrawn during the period for which an interest rate is guaranteed, from a Fixed Interest Option with an Interest Period longer than one year. The Premature Withdrawal Charge will be determined by multiplying the Premature Withdrawal Rate by the Premature Withdrawal Amount.

The Premature Withdrawal Rate equals one-fourth of the most recent effective annual interest rate then applicable to the Fixed Interest Option account from which the Premature Withdrawal Amount is withdrawn.

The Premature Withdrawal Amount equals (a) minus (b) where:

(a)	is the total amount withdrawn from the Fixed Interest Option Accounts, and

(b)	is the amount withdrawn from the Fixed Interest Option Accounts for which the declared effective annual interest rate has expired in the immediately preceding 25 days.

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The Premature Withdrawal Charge shall not apply to a payment on death or any Annuity Payments. This charge will not apply to Required Minimum Distributions, if the Default Liquidity Order1 is followed. Also, you must indicate (at the time of request) that you are taking a withdrawal for the purpose of satisfying Required Minimum Distributions in order for the withdrawal to be Premature-Withdrawal-Charge free. The Free Withdrawal Amount is subject to the Premature Withdrawal Charge. In no event will the Premature Withdrawal Charge invade the Contract Owner’s principal investment in the applicable Fixed Interest Option.

Premature Withdrawal Charge provisions vary by state — please see “Appendix B: State Variations” for details.

Maximum Withdrawal Charge

Under no circumstances will the sum of the Premature Withdrawal Charge and the Surrender Charge exceed 10% of the amount withdrawn.

Transfer Fee

For transfers other than Dollar Cost Averaging and Automatic Asset Rebalancing, we reserve the right to charge a fee, although no charges currently exist. The transfer fee would not exceed $20.

3.2. Periodic Charges

Contract Administration Charges

These charges cover the cost of administering the Contract and the Separate Account.

Annual Contract Administration Charge

We deduct from your Variable Account Value an Annual Contract Administration Charge that is the lesser of $40 or 2% of your Variable Account Value on the deduction date, which is the last day of each Contract Year. This charge will also be deducted if the Variable Account Value is withdrawn or transferred in full on a date other than the deduction date. We will not deduct this charge if, when the deduction is to be made, your Variable Account Value is $50,000 or more2. The charge will not be deducted upon annuitization, or after the Annuity Date. To assess this charge, we cancel Accumulation Units credited to your Contract, pro-rata among the Subaccounts in which you invest.

Asset Based Contract Administration Charge

This charge is expressed on an annual basis and will be assessed as a percentage of the daily net asset value of the Separate Account. The Asset Based Contract Administration Charge currently is, and will not exceed, an effective annual rate of 0.15%.

Mortality and Expense Risk Charge

We deduct from the net asset value of the Separate Account a daily Mortality and Expense Risk Charge. This charge pays for the mortality-related guarantees we make under the Contract (e.g., the death benefit and the guarantee that the annuity factors will never be decreased even if mortality experience is substantially different than originally assumed) and for the risk that our Contract Administration Charges will be insufficient to cover administration expenses over the life of the Contract.

1	Default Liquidity Order: the withdrawal should be taken from the variable Subaccounts first; when the withdrawal exhausts your Variable Account Value, then any remaining withdrawal should be taken from the Fixed Interest Accounts beginning with the Fixed Interest Account with the shortest Interest Period. Within a Fixed Interest Account, withdrawals will be made from amounts most recently allocated, renewed or transferred.
2	Value is determined after all withdrawals and Purchase Payments are processed, but before any charges are taken out, on the day of the deduction. If the Contract is surrendered, or the Variable Account Value is withdrawn in full, Annual Contract Administration Charge will be part of the withdrawal transaction and Surrender Value calculation.

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Mortality and Expense Risk Charge is 0.25% for the Smart Foundation Advisory Base Contract.

Daily Charges Summary Table

The following table summarizes the total daily Separate Account charges, including the Mortality & Expense Risk Charges and the Daily Administrative Charge for the Base Contract. These charges will not be increased for the life of your Contract.

Mortality & Expense Risk Charge	0.25%
Asset Based Contract Administration Charge	0.15%
Total	0.40%

Rider Charges

You can purchase optional benefits (“Riders”) with your Contract for an additional charge (“Rider Charge”). If you make a full surrender of your Contract before the charges for any Riders have been deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization.

Depending on the type and/or combination of the Riders that you purchase, the Rider Charge will be expressed as an annual percentage of the Withdrawal Benefit Base (Guaranteed Growth and Income Benefit Rider and Inflation Protector Withdrawal Benefit Rider), the Enhanced Death Benefit Base (Enhanced Death Benefit Rider), or Variable Account Value (Guaranteed Minimum Accumulation Benefit Rider), and will be deducted from the Contract Value each Contract Year Quarter (Guaranteed Growth and Income Benefit Rider, Inflation Protector Withdrawal Benefit Rider, and Enhanced Death Benefit Rider), or the day before Contract Anniversary (Guaranteed Minimum Accumulation Benefit Rider). The Withdrawal Benefit Base or the Enhanced Death Benefit Base used in the calculation is the average monthly benefit base over the Contract Year Quarter. Variable Account Value used in the calculation is the average monthly Contract Value over the Contract Year.

For quarterly deduction, one fourth of the annual Rider Charge will be multiplied by the average monthly benefit base over the Contract Year Quarter and this amount will be deducted on the last day of the Contract Year Quarter.

For annual deduction, the annual Rider Charge will be multiplied by the average monthly Contract Value over the Contract Year and this amount will be deducted on the last day of the Contract Year.

The Rider Charge will be deducted from the Subaccounts pro-rata, based on the fund allocation at the time of deduction.

Current and Maximum Rider Charges are summarized in the table below. The current charge for any Rider will not exceed the Maximum Rider Charge, and the increase to the charge may not be greater than the Maximum Rider Charge Increase.

More information about the Rider Charges and the Rider Charge increases is available in the applicable optional benefit section.

Current and Maximum Rider Charges

Guaranteed Growth and Income Benefit II

Guarantee Type	Current Rider Charge	Maximum Rider Charge	Maximum Rider Charge Increase
Single Life Guarantee	1.10%	2.00%	0.50%

Joint Life Guarantee	1.25%	2.00%	0.50%

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Inflation Protector Withdrawal Benefit

Guarantee Type	Current Rider Charge	Maximum Rider Charge	Maximum Rider Charge Increase
Single Life Guarantee	1.25%	2.50%	0.50%

Joint Life Guarantee	1.50%	2.50%	0.50%

Enhanced Death Benefit

Guarantee Type	Current Rider Charge	Maximum Rider Charge	Maximum Rider Charge Increase
Single Life Guarantee	0.35%	0.75%	0.15%

Joint Life Guarantee**	0.35%	0.75%	0.15%

Guaranteed Growth and Income and Enhanced Death Benefit Combination Rider*

	Current Rider Charge		Maximum Rider Charge	Maximum Rider Charge Increase
Charge Type	Single Life Guarantee	Joint Life Guarantee**
Guaranteed Growth and Income Rider Charge	1.10%	1.25%	2.00%	0.50%
Enhanced Death Benefit Charge	0.20%	0.20%	0.75%	0.15%

Inflation Protector Withdrawal and Enhanced Death Benefit Combination Rider*

	Current Rider Charge		Maximum Rider Charge	Maximum Rider Charge Increase
Charge Type	Single Life Guarantee	Joint Life Guarantee**
Inflation Protector Rider Charge	1.25%	1.50%	2.50%	0.50%
Enhanced Death Benefit Charge	0.20%	0.20%	0.75%	0.15%

*	Rider Charges, applied separately to each Benefit Base, may be increased independently.
**

The Enhanced Death Benefit is payable on death of the Covered Life with a Single Life Guarantee. If a Joint Life Guarantee is elected, on death of one Covered Life, the surviving Covered Life can choose to continue the Contract[3] and all Riders. The Enhanced Death Benefit will then be payable to the Beneficiary upon the death of the surviving Covered Life.

Guaranteed Minimum Accumulation Benefit

Current Rider Charge	Maximum Rider Charge
0.60%	1.00%

Rider Charges vary in New York — please see “Appendix B: State Variations” for details.

3	Federal tax regulations may require that a distribution take place upon Contract Owner’s death, unless spousal continuation is exercised. If spousal continuation is not exercised or not permitted by the IRS regulations, the applicable death benefit, if any, will be paid out, and both the Contract and Rider(s) will terminate.

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Underlying Fund Charges

The Funds assess fees and charges that you pay indirectly through your investment subaccount. For more information about these fees, see Section 3 — “Fees and Expenses” and the fee table in the Fund’s prospectus.

The Company or an affiliate may receive asset-based compensation from the Funds’ advisors or their affiliates for, among other things, customer service and recordkeeping services with respect to those assets. These payments are not charges under your Contract and are not in addition to the Underlying Fund or Contract charges described in this section or in the fee table.

Investment Advisor Fees

The fees you pay your investment advisor are separate from and in addition to the fees and charges described in this prospectus. If you elect to have these fees deducted from your Contract through withdrawals, such withdrawals will reduce your Contract Value, may affect the amounts payable under the optional benefits, and may have tax consequences. For more information about how such withdrawals may affect the amounts payable under the optional benefits, please see: Section 8.4 — “Enhanced Death Benefit Base”; Section 9.7 — “Withdrawal Options Under the Rider”; Sections 11.8 through 11.10 — “Withdrawal Options under the Rider — Deferral Phase,” “— Lifetime Withdrawal Guarantee under the Living Benefit Guarantee” and “— Standard Withdrawal Guarantee under the Living Benefit Guarantee”; and Section 13.3 — “Guaranteed Minimum Accumulation Benefit Base.” For more information about the tax consequences of such withdrawals, please see Sections 14.1 — “Federal Income Tax Considerations” and 14.4 — “Taxation of Withdrawals and Death Benefits.”

3.3. Deduction of Charges

The Asset Based Contract Administration Charge and the Mortality and Expense Risk Charge will be computed and deducted from each Subaccount of the Separate Account in which the Contract Owner is invested. These deductions will be made daily.

The Company will deduct other charges applicable to the Variable Account by canceling Accumulation Units. The value of the canceled units will be equal to the amount of the charges. Cancellation of Accumulation Units will be in the ratio of the Contract Owner’s share in each Subaccount of the Separate Account to the Variable Account Value.

4. Access to Your Money

You can access your money at any time. However, if you decide to withdraw more than the Free Withdrawal Amount or surrender the Contract during the Surrender Charge Period, you may be assessed a Surrender Charge (see the “Surrender Charge” paragraph in Section 3.1 — “Transaction Charges” for details). You may also be subject to tax in the tax year in which you take a withdrawal from your Contract, including a 10% penalty tax under certain circumstances. See Section 14 — “Taxes” for details.

Before the end of the Surrender Charge Period, you can access a portion of the money in the Contract each Contract Year without being assessed a Surrender Charge. This is called a Free Withdrawal Amount (see “Surrender-Charge Free Withdrawals” below).

After the Surrender Charge Period is over, all the money in your Contract may be accessed Surrender-Charge free (see the “Purchase Payments out of the Surrender Charge Period” paragraph in Section 4.2 — “Surrender — Charge Free Withdrawals”).

A waiver of Surrender Charges may be available under the Medically or Disability Related Withdrawal provision of the Contract. See Section 4.3 — “Waiver of Surrender Charges”).

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4.1. Ways to Access Your Money

You may access your Contract Value in one of the following ways:

•	by surrendering your Contract and receiving the Surrender Value,

•	by taking a partial withdrawal,

•	by taking systematic withdrawals,

•	by taking Required Minimum Distributions (Qualified Contracts only),

•	when you start the Annuity Payments based on your Contract Value.

Full Surrender

You can choose to surrender your Contract for its Surrender Value at any time before the death of the Contract Owner or Annuitant, and before the Annuity Date by sending a written request to our Administrative Office. Upon your request to surrender the Contract, all benefits under the Contract, including any optional benefits, will terminate as of the date of receipt of your written request by the Company. You will receive the Surrender Value, which is your Contract Value reduced by any applicable charges, such as: Surrender Charge, Premature Withdrawal Charge, Rider Charges, Annual Contract Administration Charge (also see Section 2.3 — “Contract Value and Surrender Value”). We base your Surrender Value on your Contract Value next determined after we receive proper authorization from the Contract Owner at our Administrative Office.

Withdrawals Treated as Surrenders

In some circumstances, we reserve the right to treat your withdrawal as a full surrender, or to initiate a payment of the Surrender Value to you. This will cause your Contract and any optional benefits to terminate.

The following withdrawals will be treated as full surrenders:

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Any withdrawal initiated by your request or deduction of fees or charges by the Company that brings the Contract Value to zero (unless the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider is present—see Section 9 — Guaranteed Growth and Income Benefit” and Section 11 — “Inflation Protector Withdrawal Benefit”),

•

Any withdrawal that would result in the amount remaining in the Contract to be less than the Minimum Remaining Balance, or less than $250 remains in each Subaccount or Fixed Interest Option. These do not apply to Required Minimum Distributions, lifetime withdrawals taken under the Guaranteed Growth and Income Benefit Rider, or living benefit withdrawals taken under the Inflation Protector Withdrawal Benefit Rider.

Base Contract	Minimum Remaining Balance (after withdrawal)
Smart Foundation Advisory	$2,000

Withdrawal requests that would cause the Contract Value to reduce to zero or fall below the Minimum Remaining Balance will not be processed. You will have the option of processing a full surrender or cancelling your withdrawal request. If the Contract Value is reduced to zero as a result of deduction of fees or charges by the Company, the Contract will be terminated as of the date of deduction and notification of termination will be made to the Contract Owner.

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We also reserve the right to terminate the Contract and any applicable Death Benefit by initiating a payment of the Surrender Value to you, if there is no Purchase Payment activity during the two most recent Contract Years, and the Contract Value is less than the Minimum Remaining Balance specified under “Withdrawals Treated as Surrenders” above.

The Company will notify the Contract Owner 60 days prior to terminating the Contract, by sending a notice via US Mail to the Contract Owner’s mailing address on file. A second notice will be sent 30 days prior to the date of termination. If no action is taken by the Contract Owner to increase the Contract Value to the required minimum, the Contract will be terminated by the Company and the Surrender Value will be paid to the Contract Owner.

Provisions of this section vary in New York — please see “Appendix B: State Variations” for details.

Partial Withdrawal

You may take a partial withdrawal from your Contract Value before the Annuity Date and the death of the Contract Owner or Annuitant. We base your withdrawal on your Contract Value next determined after we receive proper authorization from the Contract Owner at our Administrative Office. We will pay you within seven days, except in limited circumstances. Please see Section 4.8 — “Deferment of Payments and Transfers” for more information on these limited circumstances. You may pay a Surrender Charge when you withdraw part of your Contract Value. See the “Surrender Charge” paragraph in Section 3.1 — “Transaction Charges” for details. You may also be subject to tax in the tax year in which you make a withdrawal, including an additional 10% tax under certain circumstances. See Section 14 — “Taxes”.

The following rules and restrictions apply to partial withdrawals:

•	Minimum Withdrawal. The minimum withdrawal is $500. If it is your first withdrawal in a Contract Year, the minimum withdrawal is the lesser of the following:

1)	Free Withdrawal Amount (as defined in the “Free Withdrawal Amount” paragraph in Section 4.2 — “Surrender-Charge Free Withdrawals”),

2)	Required Minimum Distribution amount, or

3)	$500.

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Minimum Remaining Balance. You may take a partial withdrawal only if the amount remaining in the Contract after the withdrawal is at least equal to the Minimum Remaining Balance and the balance remaining in the Subaccount or Fixed Interest Option from which the withdrawal is made is at least $250:

Base Contract	Minimum Remaining Balance (after withdrawal)
Smart Foundation Advisory	$2,000

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Zero Contract Value. If you take a withdrawal that brings the Contract Value to zero, your Contract will be terminated (unless the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider is present — see Section 9 — “Guaranteed Growth and Income Benefit” and Section 11 — “Inflation Protector Withdrawal Benefit”).

•

Premature Withdrawal Charge. Any withdrawal from the Fixed Interest Option (except Required Minimum Distributions if Default Liquidity Order is followed) may be subject to the Premature Withdrawal Charge, even if the amount withdrawn is within the Free Withdrawal Amount allowance.

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•

Default Liquidity Order. If you do not tell us otherwise, the withdrawal will be taken pro-rata from the variable Subaccounts; if the partial withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from the Fixed Interest Options beginning with the Fixed Interest Option with the shortest Interest Period. Within a Fixed Interest Option, partial withdrawals will be made from amounts most recently allocated, renewed or transferred.

Provisions of this section vary in New York — please see “Appendix B: State Variations” for details.

Systematic Withdrawals

Systematic Withdrawals are regular payments that we make to you on a monthly, quarterly, semiannual or annual basis. It is a convenient way for you to withdraw your annual Free Withdrawal Amount without incurring a Surrender Charge, as well as to take Required Minimum Distributions or available elective living benefits with this product. Systematic Withdrawals are available if you have not exhausted your Free Withdrawal Amount in the current Contract Year.

Currently, we offer the following Systematic Withdrawal Options:

•	Annual Free Withdrawal Amount — see the “Free Withdrawal Amount” paragraph in Section 4.2 — “Surrender-Charge Free Withdrawals”,

•	Required Minimum Distribution (RMD) — see Section 4.4 — “Required Minimum Distributions” for details,

•	Guaranteed Annual Withdrawal Amount as specified by the Guaranteed Growth and Income Benefit Rider,

•	Guaranteed Annual Withdrawal Amount as specified by the Inflation Protector Withdrawal Benefit Rider,

•	Designated Withdrawal Amount (Fixed Dollar Amount),

•	Substantially Equal Periodic Payments under IRS Section 72(q)/(t).

The total amount that you withdraw in a Contract Year cannot exceed your Free Withdrawal Amount. However, RMD withdrawals, Guaranteed Annual Withdrawal Amounts under the Guaranteed Growth and Income Benefit Rider, and Guaranteed Annual Withdrawal Amounts under the Inflation Protector Withdrawal Benefit Rider can be taken systematically, even if they exceed your Free Withdrawal Amount4.

The withdrawals can be taken on a monthly, quarterly, semiannual or annual basis, and the minimum amount of each withdrawal payment is $50. We will adjust the frequency of your payments so that payments are at least $50 each. For example, if you would like to withdraw $100 a year, you can set up annual or semiannual withdrawals, but not quarterly or monthly. Your payments will begin on the next withdrawal date following one modal period after we receive your request. For example, if we receive your request for quarterly withdrawals on January 3rd, and the next withdrawal date is the 8th of the month, your quarterly withdrawals will begin on April 8th. Please note that no confirmations will be sent on systematic withdrawals. Withdrawals will, however, be reflected on statements. For information on the tax treatment of withdrawals, see Section 14 — “Taxes”.

4	If the Guaranteed Annual Withdrawal Amount exceeds the Free Withdrawal Amount, Surrender Charges will apply. payments. For example, if you request your Free Withdrawal Amount be withdrawn with monthly Systematic Withdrawals and there are four months remaining in your Contract Year, you will receive the entire Free Withdrawal Amount divided by the four payments remaining in your Contract Year. Upon your next Contract Anniversary, your monthly Systematic Withdrawal payment will be recalculated to be 1/12 of the annual Free Withdrawal Amount. This could result in lower Systematic Withdrawal payments in your second year of withdrawal. Free Withdrawal Amount will not be recalculated to reflect Subsequent Purchase Payments until the next Contract Anniversary.

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In the Contract Year when the Systematic Withdrawals are elected for the first time, the entire amount of the withdrawal requested will be disbursed among the remaining Systematic Withdrawal payments to be made prior to the next Contract Anniversary. Systematic Withdrawal amounts will then be recalculated upon the next Contract Anniversary to reflect the annual withdrawal amount requested and a full year of systematic

Default Liquidity Order. If you do not tell us otherwise, the withdrawal will be taken pro-rata from the variable Subaccounts; if the partial withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from the Fixed Interest Options beginning with the Fixed Interest Option with the shortest Interest Period. Within a Fixed Interest Option, partial withdrawals will be made from amounts most recently allocated, renewed or transferred.

Termination of Systematic Withdrawals. To stop the Systematic Withdrawals or to change the amount or the frequency of the withdrawals once Systematic Withdrawals are initiated, you must submit a request by sending a written notice to our Administrative Office or calling Customer Service. The Systematic Withdrawals will terminate upon the earlier of the death of the Contract Owner or the Annuitant, or upon Contract Owner’s request. Systematic Withdrawals will be subject to Surrender Charge if the annual amount withdrawn exceeds the Free Withdrawal Amount. All withdrawals during the Contract Year are considered in the determination of the Free Withdrawal Amount withdrawn and the point at which Surrender Charges will be assessed for additional withdrawals.

Withdrawals to Pay Investment Advisor Fees

You have purchased this Contract through an investment advisor who, for a fee, manages your Contract. Some Contract Owners elect to take withdrawals from the Contract in order to pay advisory fees. If you elect to have investment advisor fees deducted from your Contract through withdrawals, such withdrawals will reduce your Contract Value, may have tax consequences, and may be subject to a Surrender Charge. If your Contract includes any optional benefits, withdrawals to pay advisory fees will receive the same treatment as withdrawals with respect to the benefit and may reduce the amount received under any such benefit.

4.2. Surrender-Charge Free Withdrawals

The following withdrawals may be taken free of the Surrender Charge:

•	Free Withdrawal Amount

•	Purchase Payments out of the Surrender Charge Period

•	Earnings, after all Purchase Payments have been withdrawn or are out of Surrender Charge Period

Free Withdrawal Amount

You can access up to a maximum of 10% of your total Purchase Payments each Contract Year during the Surrender Charge Period, starting in the first Contract Year without incurring Surrender Charges. This is referred to as the “Free Withdrawal Amount” (income taxes may apply).

The amount available for free withdrawal at any point during a Contract Year is 10% of all Purchase Payments as of the date of the request less the amount of all prior free withdrawals made during that Contract Year. The Free Withdrawal Amount, and then the amounts in excess of the Free Withdrawal Amount, will be applied to Purchase Payments on a first-in, first-out basis as described in the “Surrender Charge” paragraph in Section 3.1 — “Transaction Charges”.

You can take your Free Withdrawal Amount via Partial Withdrawal or Systematic Withdrawal. Partial Withdrawal of the entire Free Withdrawal Amount is available on the last day of the first Contract Year and any time during subsequent Contract Years. Systematic Withdrawals are available before the end of the first Contract Year, but you must wait one modal period for Systematic Withdrawals to start. For example, if you

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request to take your Free Withdrawal Amount monthly via the Systematic Withdrawal option, you must wait one month (at least 30 days) from the Contract Date; if you request them quarterly, you must wait three months to receive them.

The Free Withdrawal Amount may be taken in multiple withdrawals during the Contract Year, and each withdrawal (Systematic or Partial) will reduce the Free Withdrawal Amount remaining for the Contract Year. You may not carry forward to the next Contract Year any Free Withdrawal Amount remaining at the end of the current Contract Year.

Required Minimum Distributions receive special treatment under the Surrender Charge provisions. See Section 4.4 — “Required Minimum Distributions” for details.

Withdrawals under the Guaranteed Growth and Income Benefit Rider and under the Inflation Protector Withdrawal Benefit Rider will count towards the annual Free Withdrawal Amount. If the Guaranteed Annual Withdrawal Amount exceeds the Free Withdrawal Amount, Surrender Charges will apply. Withdrawals that exceed the Guaranteed Annual Withdrawal Amount allowed by the Guaranteed Growth and Income Benefit Rider and the Inflation Protector Withdrawal Benefit Rider (“Excess Withdrawal”) will significantly reduce future payments under the Riders. Carefully consider this before taking any withdrawals if you have purchased the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider.

Partial and Systematic Withdrawals in the Same Contract Year

If you have set up and are receiving Systematic Withdrawals that are free of Surrender Charges, and then request a Partial Withdrawal during the same Contract Year, the Partial Withdrawal will be subject to Surrender Charges.

Purchase Payments out of the Surrender Charge Period

You may withdraw any Purchase Payment that is out of the Surrender Charge Period without incurring the Surrender Charge. All withdrawals will be deducted from the oldest Purchase Payments first (first in first out basis). A Surrender Charge Period applies to each Purchase Payment separately:

Base Contract	Surrender Charge Period
Smart Foundation Advisory	Three years

4.3. Waiver of Surrender Charges

Waiver of Surrender Charges is available for the following withdrawals:

•	Medically Related Withdrawal

•	Disability Related Withdrawal

Waiver of Surrender Charges under the Medically Related Withdrawal or Disability Related Withdrawal provision is available after the first Contract Year and before the Annuity Date. Waiver of Surrender Charges is not available if Contract Owner’s age (or Annuitant’s age for entity-owned Contracts)5 at Contract issue is greater than 75. Premature Withdrawal Charge will not be waived for Medically or Disability Related Withdrawals.

The maximum amount for which the Surrender Charges will be waived is $500,000, including amounts withdrawn from other annuity contracts containing a comparable waiver provision issued by us and our affiliates for the Contract Owner.

5	If there are joint Owners or Annuitants, age restriction will be based on the person submitting the request for waiver.

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You must send us a written request to waive the Surrender Charges before your withdrawal is processed. We will then evaluate your request and may ask for additional information, and/or necessary proof of the medical / disability condition. Your withdrawal will be processed and Surrender Charges will be waived upon the approval of your waiver request by the Company and receipt of all necessary documents and/or proof of medical condition. If the request to waive the Surrender Charges is denied by the Company, the withdrawal proceeds will not be disbursed until you are notified of the denial and provided with the opportunity to accept or reject the withdrawal proceeds, including any Surrender Charges.

Medically Related Withdrawal

You may request the waiver of Surrender Charges for your Medically Related Withdrawal of all or part of your Contract Value if certain medically related contingencies occur. The waiver of Surrender Charges is available if either of the following events occurs:

(1)	The Contract Owner (or Annuitant for entity-owned Contracts) is first confined in a nursing home or hospital while this Contract is in force and remains confined for at least 90 days in a row. The medical care facility must be prescribed based on physical limitations which prohibit daily living in a non-institutional setting (by a licensed physician in writing).

(2)	The Contract Owner (or Annuitant for entity-owned Contracts) is first diagnosed as having a fatal injury or illness (an injury or illness expected to result in death within 2 years for 80% of diagnosed cases) while this Contract is in force.

The medically related contingencies that must be met for waiver of Surrender Charges and availability of waiver varies by state — please see “Appendix B: State Variations”.

In the event of a qualifying medical condition, you must notify the Company of the intent to request a Waiver of Surrender Charge. We must receive the waiver request forms along with the due proof of the confinement or fatal illness in writing (including certification by a licensed physician). Waiver request forms will be provided to you within ten working days of the request. You must be living as of the date the Medically Related Withdrawal proceeds are paid.

Disability Related Withdrawal

You may request the waiver of Surrender Charges for your Disability Related Withdrawal of all or part of your Contract Value if:

(1)	The Contract Owner (or Annuitant for entity-owned Contracts) becomes totally disabled as defined in section 72(m)(7) of the Code and as applied under the Social Security Act, and

(2)	The disability began after the Contract Date, and

(3)	The disability has continued without interruption for four months.

The definition of disability and availability of waiver varies by state — please see “Appendix B: State Variations”.

In the event of a qualifying disability, the Contract Owner must notify the Company of the intent to request a Waiver of Surrender Charge. We must receive the waiver request forms along with the due proof of the disability in writing (including physician’s statement of disability). Waiver request forms will be provided to you within ten working days of the request. You must be living as of the date the Disability Related Withdrawal proceeds are paid.

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4.4. Required Minimum Distributions

Required Minimum Distributions and Free Withdrawal

There is no Surrender Charge imposed upon withdrawals taken to satisfy the Required Minimum Distributions (“RMD”) which are required by the Code under qualified contracts, even if this amount exceeds the Free Withdrawal Amount (only applies to Required Minimum Distributions taken from your Penn Mutual Contract6). RMDs first become available after the Contract has been in effect through at least one calendar year-end. You can take RMDs as Systematic Withdrawals if you have not exhausted your Free Withdrawal Amount in the current Contract Year.

RMDs reduce the Free Withdrawal Amount during the Contract Year. If you take any additional withdrawals in the same Contract Year as you receive RMD payments, these withdrawals will be subject to a Surrender Charge. However, during any given Contact Year, you are entitled to receive, free of Surrender Charge, the entire Required Minimum Distribution Amount, or the entire Free Withdrawal Amount, whichever is greater, but not both.

You must indicate (at the time of request) that you are taking a withdrawal for the purpose of satisfying RMDs for this contract in order for the withdrawal to be Surrender-Charge free. Please see “RMD and Surrender Charges / Free Withdrawal” example in “Appendix A: Numerical Examples” for more details.

Required Minimum Distributions and Premature Withdrawal Charge

The Premature Withdrawal Charge will not apply to RMDs if the Default Liquidity Order is followed (see “Default Liquidity Order” below, as well as the “Partial Withdrawal” and “Systematic Withdrawals” paragraphs in Section 4.1 — “Ways to Access Your Money”). Also, you must indicate (at the time of request) that you are taking a withdrawal for the purpose of satisfying RMDs for this contract in order for the withdrawal to be Premature-Withdrawal-Charge free.

Default Liquidity Order. The withdrawal will be taken from the variable Subaccounts first; when the withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from the Fixed Interest Options beginning with the Fixed Interest Option with the shortest Interest Period. Within a Fixed Interest Option, withdrawals will be made from amounts most recently allocated, renewed or transferred.

Effect of Required Minimum Distributions on Optional Benefits

Treatment of RMDs for the purpose of adjusting the optional benefit features for withdrawals will vary based on your benefit election. Please refer to the “Required Minimum Distributions” sub-section of the appropriate optional benefit section (Section 8.7 — “Required Minimum Distributions and the Enhanced Death Benefit Rider”, Section 9.9 — “Required Minimum Distributions and the Guaranteed Growth and Income Benefit Rider”, and Section 11.12 — “Required Minimum Distribution and the Inflation Protector Withdrawal Benefit Rider”) for details.

4.5. Substantially Equal Periodic Payments under Code Section 72(q) or 72(t)

If a withdrawal is taken from the annuity before age 59 1/2, the IRS generally imposes a 10% early withdrawal penalty on such distributions. However, substantially equal periodic payments under IRC Section 72(q)/72(t) are exempt from the 10% penalty tax on early distributions. If you choose to exercise this option, you will be required to irrevocably choose one of the three acceptable methods (as defined by IRS regulations) and receive these payments until the later of five years or attainment of age 59 1/2.

6	If Required Minimum Distributions taken are based on any contract other than your Penn Mutual Contract, from which you are taking a distribution, Surrender Charge and the Premature Withdrawal Charge will apply as described in the Contract, if withdrawal is taken within 12 months of the Purchase Payment.

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If you wish to take withdrawals under the Code Sections 72(q) or 72 (t) (prior to age 59 1/2 of the Contract Owner, or Annuitant for entity owned Contracts7), you may do so systematically. 72 (q)/(t) withdrawals do not receive any special treatment under the Surrender Charge or the Premature Withdrawal Charge provisions. If your withdrawal exceeds the annual Free Withdrawal Amount, you will be subject to Surrender Charges as shown in the “Surrender Charge” paragraph in Section 3.1 — “Transaction Charges”. If you take a withdrawal from the Fixed Account, you may also be subject to the Premature Withdrawal Charge as described in the “Premature Withdrawal Charge” paragraph in Section 3.1 — “Transaction Charges”. If you purchased an optional benefit with your Contract, please refer to the appropriate optional benefit section for details on Substantially Equal Periodic Payments’ treatment under your optional benefit.

4.6. Transfers

Transfer Limits

You may transfer your Contract Value among Subaccounts and the Fixed Interest Options of the Fixed Account. The number of transfers you make is limited to no more than two transfers in a calendar month and no more than 12 such transfers in a calendar year. Transfers made under the Dollar Cost Averaging or the Automatic Asset Rebalancing programs will not count against this limit.

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The minimum amount that may be transferred is $250 or, if less, the total amount held in the Subaccount or Fixed Interest Option. In the case of partial transfers, the amount remaining in the Subaccount or Fixed Interest Option must be at least $250.

•	You may transfer from the Fixed Interest Option(s) to other Subaccounts only at the completion of the Interest Period or within 25 days thereafter.

•	You may transfer from the Six Month Fixed Dollar Cost Averaging Account or the Twelve Month Fixed Dollar Cost Averaging Account to a Subaccount as described under Dollar Cost Averaging below.

•	You may not transfer from a Subaccount to the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account.

•	Transfers may be subject to investment option limitations if your Contract includes any optional benefits.

•	Transfer requests on any given day count as one transfer for the purpose of transfer limit enforcement rules, regardless of the number of funds specified in the request.

General Rules

Transfers will be based on values at the end of the Valuation Period in which the transfer request is received at our Administrative Office. A transfer request must be received at our Administrative Office from you or the agent of record (pursuant to your instruction), and all other administrative requirements must be met to make the transfer. We will not be liable for following instructions, including instructions from the agent of record, communicated by telephone that we reasonably believe to be genuine. We require certain personal identifying information to process a request for transfer made over the telephone. For transfers other than Dollar Cost Averaging and Automatic Asset Rebalancing, we reserve the right to charge a fee, although we have no present intention of doing so. The transfer fee would not exceed $20.

The Contract may be subject to investment allocation restrictions if your Contract includes any optional benefits, which limit your right to request transfers among Subaccounts and the Fixed Interest Options. Please refer to the appropriate optional benefit section for details.

7	If there are joint Owners or Annuitants, age restriction will be based on the person submitting the request for Substantially Equal Periodic Payments.

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4.7. Market Timing / Excessive Trading

General Information on Market Timing

The Contract is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore reserve the right to change our telephone transaction policies and procedures at any time to restrict the use of telephone transfers for market timing and to otherwise restrict market timing, up to and including rejecting transactions we reasonably believe are market timing transactions, when we believe it is in the interest of all of our Contract Owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused by those we do detect.

Frequent Trading Risks

Frequent exchanges among Subaccounts and market timing by Contract Owners can reduce the long–term returns of the underlying Funds. The reduced returns could adversely affect the Contract Owners, Annuitants, or Beneficiaries of any variable annuity contract issued by any insurance company with respect to values allocated to the underlying Fund. Frequent exchanges may reduce the mutual fund’s performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value.

The insurance–dedicated mutual funds available through the Subaccounts generally cannot detect individual Contract Owner exchange activity because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the Funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short–term trading by Contract Owners. We have entered into an agreement with the Funds that requires us to provide the Funds with certain contract owner transaction information to enable the Funds to review the contract owner transaction activity involving the Funds.

As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some Contract Owners may be able to engage in frequent trading, while other Contract Owners will bear the effects of such frequent trading. Please review the mutual funds’ prospectuses for specific information about the funds’ short–term trading policies and risks, including the possible imposition of redemption fees.

Frequent Trading Policies

We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to Contract Owner(s), revise them in any manner not inconsistent with the terms of the Contract. If requested by the investment adviser and/or sub-adviser of a Fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any Purchase Payment or exchange request at any time for any reason.

We have adopted certain procedures to detect frequent trading. If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected Funds, the following steps will be taken on a uniform basis:

(1)	A letter is sent to the Contract Owner(s) and to the registered representative/investment advisor representative associated with the Contract reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.

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(2)	If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing via standard US mail containing the Contract Owner’s original signature. Thereafter, any attempt to make a transfer request through overnight deliveries, electronically, telephonically or by facsimile will be rejected.

(3)	Any Contracts which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.

4.8. Deferment of Payments and Transfers

Transfers and distributions of withdrawals from the Fixed Account and distribution of any portion of the Standard Death Benefit allocated to the Fixed Account will generally be made within seven days after receipt by the Company of all documents required to process such transfer or distribution. However, we may defer a distribution of surrenders and partial withdrawals from the Fixed Account for a period not exceeding six months. The Company will disclose to the Contract Owner the specific date on which the transfer will be effective, the reason for the delay, and the value of the transfer as of the date the request is received by the Company.

Transfers and distributions of withdrawals from the Variable Account and distribution of the portion of the Standard Death Benefit allocated to the Variable Account will generally be made within seven days, except in limited circumstances set forth below, after receipt by the Company of all documents required for such transfer or distribution. However, we reserve the right to defer a withdrawal, a transfer of Contract Value, or annuity payments funded by the Separate Account, beyond seven days, if:

(a)	The New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings);

(b)	Trading on the NYSE is restricted;

(c)	An emergency exists that makes it impractical for us to dispose of securities held in the Separate Account or to determine the value of its assets; or

(d)	The Commission by order so permits for the protection of investors.

Conditions described in (b) and (c) will be decided by, or in accordance with rules of, the Commission.

5. Death Benefit

5.1. Death before Annuity Date

Prior to the Annuity Date, your Contract provides a death benefit that is payable upon the earlier death of:

(1)	the Annuitant, or

(2)	the Contract Owner.

The death benefit is payable to the Beneficiary. A surviving Contract Owner will be deemed sole primary Beneficiary regardless of named Beneficiaries. The amount payable is equal to the Contract Value or the Standard Death Benefit (see below for details). We pay the death benefit within seven days after we receive proof of death and all required information, except in limited circumstances described above in Section 4.8 —“Deferment of Payments and Transfers”.

You can also purchase an optional Enhanced Death Benefit Rider which offers a death benefit enhancement to your Contract. Please see Section 8 — “Enhanced Death Benefit” for an explanation of this optional benefit.

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Death of the Annuitant

If the sole Annuitant is the Contract Owner and dies before the Annuity Date, we will pay the Beneficiary(ies) the Standard Death Benefit as of the date our Administrative Office receives proof of death, i.e., a death certificate or other official document establishing death, and other information required to process the payment. Surviving Contract Owner will be deemed sole primary beneficiary and may be able to continue the Contract (as spousal Beneficiary) under Spousal Step-In (if permitted by federal law).

If the Annuitant, who is not the sole Contract Owner, dies before the Annuity Date, a surviving Contract Owner who is a natural person, if also named as Contingent Annuitant in the Contract, will become the new Annuitant and the Contract will continue, provided any surviving Contract Owner is permitted to continue the Contract under federal law. The Standard Death Benefit will not be paid until the new Annuitant’s death.

If there is no Contingent Annuitant, or if continuation of the Contract is not permitted by federal law, the surviving Contract Owner will be deemed sole primary Beneficiary and will receive the Standard Death Benefit as of the date our Administrative Office receives proof of death.

If a sole Annuitant dies before the Annuity Date, and the Contract Owner is an entity, the Company will pay the Beneficiary the Standard Death Benefit as of the date the Company receives due proof of death, and all other documents required by the Company to process the claim.

If a Joint Annuitant is named in the Contract, the Standard Death Benefit is payable upon the later death of both Annuitants. However, a distribution may be required upon the death of a Contract Owner and the death benefit payable would be Contract Value.

Standard Death Benefit Calculation

The amount of the Standard Death Benefit is the greater of (1) and (2) where:

(1)	is the Contract Value; and

(2)	is the amount of the Adjusted Net Purchase Payments (total Purchase Payments less the sum of all adjusted withdrawals), where adjusted withdrawals are the greater of (a) and (b) below, where:

(a)	is the amount of each withdrawal; and

(b)	is the amount of each withdrawal multiplied by the ratio of (i) and (ii) where:

(i)	is the amount of the Adjusted Net Purchase Payments just before the withdrawal, and

(ii)	is the Contract Value just before the withdrawal.

Example: please see “Standard Death Benefit” example in “Appendix A: Numerical Examples” for the calculation of the Standard Death Benefit.

If you take a withdrawal at a time when the amount of the Adjusted Net Purchase Payments is greater than your Contract Value, then your Standard Death Benefit amount will be reduced by an amount greater than the amount withdrawn.

Provisions of this section may vary by state — please see “Appendix B: State Variations” for details.

Death of The Contract Owner

If a Contract Owner, who is the sole Annuitant, dies before the Annuity Date, the Company will pay the Beneficiary(ies) the Standard Death Benefit as described above.

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If the Contract Owner, who is not the Annuitant, dies before the Annuity Date, we will pay the Beneficiary(ies) the Contract Value as of the date our Administrative Office receives proof of death, i.e., a death certificate or other official document establishing death, and other information required to process the payment.

Upon death of the Contract Owner, assets will remain in their respective accounts, unless alternative instructions are received.

5.2. Death after Annuity Date

If you die on or after the Annuity Date, the death benefit payable, if any, will be paid in accordance with your choice of Annuity Option. Upon receipt of due proof of death and other forms necessary to process the payment, we will pay your Beneficiary a death benefit according to the Annuity Option in force, if the option provides a death benefit.

5.3. Beneficiary

The Beneficiary is the person(s) entitled to receive the death benefit.

You should designate a Beneficiary in your application. If you fail to designate a Beneficiary, your Beneficiary will be your estate. Beneficiary designation will take effect on the Contract Date.

Any surviving Contract Owner who is a natural person will be deemed sole primary Beneficiary and should be designated as such in the application. If it is not so designated in the application, the contractual rights of the surviving Contract Owner will take precedence over the rights of any named Beneficiary. No payment will be made to any Beneficiary while the surviving Contract Owner is living.

You may change the Beneficiary at any time before your death or the death of the Annuitant, whichever occurs first, by sending a written notice to us with all the information required to process the request. A service form that indicates the required information will be provided by the Company for your convenience. Changes in Beneficiary, unless otherwise specified by you, shall take effect on the date you sign the notice of change. Approval of any change is subject to any transactions made by you or actions taken by the Company prior to receipt of this notice. We may restrict the right to make a beneficiary change if maintaining the existing beneficiary designation is required for purposes of satisfying applicable laws or regulations or the requirements of this Contract.

If the surviving Contract Owner was named Contingent Annuitant and no distribution was required per federal tax law upon Annuitant’s death (deceased Annuitant was not the Contract Owner), the Contingent Annuitant will become the Annuitant and the Contract will continue (no death benefit will be paid).

Beneficiary designations are extremely important. Please, consult your financial advisor and/or legal counsel before designating or changing Beneficiaries. You should also consider reviewing your Beneficiary designations every time a major life event takes place (such as marriage or domestic partnership, birth or adoption, divorce or death, etc.).

5.4. Spousal Beneficiary

Spousal Step-In. If the Beneficiary is the deceased Contract Owner’s surviving spouse and sole primary Beneficiary, he or she may become the Contract Owner rather than receive the death benefit (as permitted by federal law). If the spouse elects to become the Contract Owner, the Contract Value will be adjusted to equal the death benefit (if it is higher than the Contract Value). The Beneficiary has one year from the Contract Owner’s death to exercise this option.

If there are any Riders in force at the time of death, and the Beneficiary exercises Spousal Step-In:

•	any Riders that are Single Life Guarantees, which covered the deceased Contract Owner, will be terminated;

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•	any Riders that are Joint Life Guarantees, which covered both the deceased Contract Owner and the spousal Beneficiary, will continue;

•	death benefit will be determined according to the terms of the Rider(s).

Exchange of Contract by Surviving Spouse. The surviving spouse may exchange this Contract for a new Contract of the same form, or for a Contract of a similar form designated by the Company if the original form is no longer available for sale at the time this option is exercised. The new Contract issued upon the exercise of this exchange, will: (a) have the surviving spouse as the Contract Owner and Annuitant; and (b) list the date of the exchange as the new Contract Date.

Optional benefits on exchanged Contracts will be available based on the selection currently offered by the Company. Exchange shall not be treated as a withdrawal under the terms of the Surrender Charge provision of this Contract, if it is exercised within 12 months of receipt of due proof of death by the Company. A Death Benefit credited to a Contract established as a result of an Exchange of Contract by a surviving spouse provision will be treated as a Purchase Payment under the terms of the Surrender Charge provision of the new Contract.

For information on the tax treatment of death benefits, see Section 14.1 — “Federal Income Tax Considerations”.

Same sex marriages that are recognized as marriages under the law of the jurisdiction in which the marriage occurred are so recognized under federal law and will be afforded the same tax treatment and spousal annuity provisions. However, the IRS currently takes the position that relationships such as civil unions and domestic partnerships that are not recognized as marriages under applicable state (or foreign) law are not recognized as marriages for federal tax purposes. Please consult a tax or legal advisor for details and up-to-date information.

5.5. Death Benefit Settlement Options

If death occurs before the Annuity Date, your Beneficiary has one year from your death (or 60 days from the death of an Annuitant other than you) to choose one of the following Death Benefit Settlement Options.

Option 1 (Lump Sum) — The death benefit may be paid to a Beneficiary in a single lump sum. The payment will generally be made within 7 days of receipt of the necessary forms to make payment.

Option 2 (Five-Year Deferral) — The Beneficiary may elect to postpone a payment of the lump sum death benefit for up to five years after the date of any Contract Owner’s death. During this time, the Beneficiary may allocate the death settlement amount to the available investment options. Transfers among Subaccounts and Fixed Account Options are subject to the limitations imposed on such options. The money may be withdrawn in whole or in part at any time without surrender charges but amounts in the investment options may lose value. If the Beneficiary is not the surviving spouse, the death benefit must be paid out within 5 years after the date of death.

Option 3 (Annuitize) — The Beneficiary may elect to receive the payment of the death benefit in the form of one of the Annuity Options. Payments under this option must commence within one year after the date of death. Payments must be made over the Beneficiary’s lifetime or over a guaranteed period not longer than the Beneficiary’s life expectancy. This option is only available if the amount applied to the selected Annuity Option is at least $5,000.

If an election is not made within one year of the date of death of the Contract Owner or within 60 days of the death of an Annuitant other than you, the only option is a lump sum. If there is more than one surviving Beneficiary, the Beneficiaries must choose to receive their respective portions of the death benefit according to the Death Benefit Settlement Options described above. If no Beneficiary survives the first to die of the Contract Owner or the Annuitant, the death benefit will be paid in a lump sum to the Contract Owner’s estate or the Contract Owner, respectively.

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ERISA Defined Benefit Plan Options

If an ERISA Defined Benefit plan trust is the owner of a Contract, the only option is a Lump Sum payout to the qualified plan trust. The trustee of the qualified plan will then distribute the proceeds pursuant to the Beneficiary form operated under the plan.

Individual Retirement Annuity Beneficiary Options

There are additional options for Individual Retirement Annuity Beneficiaries. A spouse named as sole primary Beneficiary may assume ownership of the Individual Retirement Annuity, and both a spouse and non-spouse Beneficiary can continue the Individual Retirement Annuity as a “beneficiary” or a “stretch” Individual Retirement Annuity. If the “beneficiary” or “stretch” option is selected, a new Penn Mutual Contract is issued. Option 2 (Five-Year Deferral) described above is not available on Individual Retirement Annuities if the Contract Owner died after reaching his / her required beginning date for RMDs (Required Minimum Distributions).

Death Benefit Summary Tables

NON-QUALIFIED CONTRACTS

Single Owner / Annuitant (Annuitant is same as Owner)

Owner-Annuitant dies

•    Beneficiary receives Standard Death Benefit,

•    Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•    Beneficiary may delay disbursement for up to five years,

•    Spousal Beneficiary may continue the Contract.

Single Owner / Single Annuitant (Annuitant is not the same as Owner)

Owner dies

•    Beneficiary receives Contract Value,

•    Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•    Beneficiary may delay disbursement for up to five years,

•    Spousal Beneficiary may continue the Contract (Contract Value only).

Single Owner / Annuitant (Annuitant is same as Owner)

Annuitant dies

•    Contract Owner who is Contingent Annuitant becomes the Annuitant and the Contract continues (no death benefit paid).

OR

•    If there is no Contingent Annuitant, surviving Contract Owner is deemed sole primary Beneficiary before any named Beneficiaries,

•    Contract Owner (as deemed sole primary Beneficiary) receives Standard Death Benefit,

•    Surviving Contract Owner as Beneficiary has 60 days from the death of Annuitant other than Owner to choose the Death Benefit Settlement Option.

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Single Owner / Joint Annuitants (Owner must be one of the Annuitants)

Owner-Annuitant dies

•    Beneficiary receives Contract Value,

•    Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•    Beneficiary may delay disbursement for up to five years,

•    Spousal Beneficiary may continue the Contract (Contract Value only),

•    New spousal Owner will become Annuitant (if not already named as such prior to death),

•    Standard Death Benefit is not paid until the last Annuitant’s death. Surviving Annuitant (as spousal Beneficiary) becomes Owner if permitted by federal tax law.

Non-Owner Annuitant dies

•    No death benefit is paid because there was no Owner death and Annuitant death benefit is paid upon the last Annuitant’s death,

•    Surviving Annuitant who is the Contract Owner will continue the Contract,

•    Standard Death Benefit is not paid until the last Annuitant’s death.

Owner is an Entity (only single Annuitant permitted)

Annuitant dies	• Beneficiary receives Standard Death Benefit, • Death Benefit Settlement Options available are Lump Sum (Option 1) or Five-Year Deferral (Option 2).

Joint Owners / single Annuitant (Annuitant must be one of Owners)

Annuitant-Owner dies

•    Surviving Contract Owner is deemed sole primary Beneficiary before any named Beneficiaries,

•    Beneficiary receives Standard Death Benefit,

•    Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•    Beneficiary may delay disbursement for up to five years,

•    Surviving Contract Owner (if spousal Beneficiary) may continue the Contract.

Non-Annuitant Owner dies

•    Surviving Contract Owner is deemed sole primary Beneficiary before any named Beneficiaries,

•    Beneficiary receives Contract Value,

•    Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•    Beneficiary may delay disbursement for up to five years,

•    Surviving Contract Owner (if spousal Beneficiary) may continue the Contract (Contract Value only),

•    Surviving Contract Owner will become the Annuitant.

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Joint Owners / Joint Annuitants (Annuitants must be the same as Owners)

First Owner-Annuitant dies

•    Surviving Contract Owner is deemed sole primary Beneficiary before any named Beneficiaries,

•    Beneficiary receives Contract Value,

•    Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•    Beneficiary may delay disbursement for up to five years,

•    Surviving Contract Owner (if spousal Beneficiary) may continue the Contract (Contract Value only).

•    Standard Death Benefit is not paid until the last Annuitant’s death. Surviving Contract Owner-Annuitant becomes sole Owner if permitted by federal tax law.

INDIVIDUAL RETIREMENT ANNUITY CONTRACTS

Single Owner / Annuitant (Owner must be the Annuitant)

Owner-Annuitant dies

•    Beneficiary receives Standard Death Benefit,

•    Beneficiary has one year from death to choose the Death Benefit Settlement Option,

•    Beneficiary may delay disbursement for up to five years,

•    Five-year distribution option is not available on Individual Retirement Annuities if the Contract Owner died after reaching his / her required beginning date for RMDs (Required Minimum Distributions),

•    Beneficiary may stretch the Individual Retirement Annuity by purchasing a new Penn Mutual Contract,

Joint Owners / single Annuitant (Annuitant must be one of Owners)

• Spousal Beneficiary may continue the Contract.

6. The Annuity Payout Period

6.1. Annuitization

Annuitization is a process by which your Contract Value is converted into a stream of regular income payments. You may choose to annuitize your Contract after the first Contract Anniversary. The Guaranteed Growth and Income Benefit Rider and the Inflation Protector Withdrawal Benefit Rider may impose different annuitization and maturity processing requirements than described below. Please see Section 9.13 — “What happens on the Annuity Date under the Rider?” and Section 11.16 — “What happens on the Annuity Date under the Rider?” for more information.

6.2. Partial Annuitization on Non-Qualified Contracts

Partial Annuitization is an irrevocable election by the Contract Owner to apply only a portion of the Contract Value to purchase a stream of annuity payments under the Contract, leaving the remainder of the Contract Value to accumulate on a tax-deferred basis.

Partial Annuitization is only available on Non-Qualified contracts, on or after the third Contract Anniversary. Partial Annuitization will be processed as of the date the written request from the Contract Owner and all required documentation is received by the Company.

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If you enter the Withdrawal Phase under either the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider (i.e. start your lifetime withdrawals), Partial Annuitization is no longer available to you.

You may only elect three Partial Annuitizations during the life of your Contract, and at least 12 months must elapse between Partial Annuitizations. The amount requested for Partial Annuitization must be at least $5,000 and cannot exceed 50% of your Contract Value.

Partial Annuitization will decrease the Contract Value and Surrender Charge Basis dollar-for-dollar; it will decrease the death benefit base proportionately or dollar-for-dollar, whichever is greater.

Amounts applied to Partial Annuitization are not subject to Surrender Charges. They are also not taxed as a withdrawal under the deferred Contract provided the Annuitization option includes a life contingency.

Annuitized and non-annuitized portions of the Contract will be treated as separate Contracts for tax and administrative purposes, and different Annuity Dates will be established with respect to the annuitized and non-annuitized portions of the Contract.

For exclusion ratio purposes, “investment in the contract” will be allocated proportionately between the annuitized and non-annuitized portions of the Contract. This proportional allocation will also apply for other tax treatment purposes under the Code Section 72 governing the exclusion ratio, investment in the contract, expected return, annuity starting date, and amounts not received as an annuity.

To be eligible for the exclusion ratio, the amounts must be received as an annuity for a period of 10 years or more, or for life.

We may change Contract provisions related to Partial Annuitization, if required by Internal Revenue Service regulations or other applicable laws.

6.3. Annuity Date

The Annuity Date is the date on which annuity payments begin, transitioning from the accumulation phase to the annuitization phase, based on the elected Annuity Option or the default option. The date Annuity Payments are scheduled to begin is shown on your Contract’s specifications page. Unless another Annuity Date was specified on the application or requested later by written notification, the Annuity Date will be set to the later of (a) the first Monthly Anniversary following the younger Annuitant’s 95th birthday, or (b) the 10th Contract Anniversary. The Annuity Date must be at least one year after the Contract Date.

You may change the Annuity Date by sending a written request to our Administrative Office, which must be received by us at least 30 days before the current Annuity Date.

6.4. What happens on the Annuity Date?

On the Annuity Date, the Contract Value, net of premium taxes if applicable, must be annuitized. Upon your request or on the Annuity Date described in your Contract, you may apply the Contract Value to any of the annuity options available in the “Annuity Options” section of the Contract, or you can elect to surrender the Contract and receive the Surrender Value8.

A notification that an Annuity Option must be selected will be sent to you 60 days prior to your Annuity Date. You must select an Annuity Option and notify us of your election at least 30 days prior to the Annuity Date. In the event no response is received from you, and if the Annuity Date is less than the maximum maturity date, the Annuity Date will be changed to the maximum maturity date allowed by the state. If the maximum maturity date has been reached, and you did not specify an Annuity Option, the Contract Value will be

8	Subject to state variations: see “Appendix B: State Variations” for details.

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annuitized on the Annuity Date based on an applicable default option. If the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider is in force on the Annuity Date, the default option will be determined by the state of the optional benefit features at the time (please, see “What Happens on the Annuity Date under the Rider?” in the appropriate optional benefit section in this prospectus — Section 8.9, Section 9.13, and Section 11.16). If the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider is not in force on the Annuity Date, the default option is the Life Annuity with Period Certain of 10 years.

Provisions of this section vary in Florida — please see “Appendix B: State Variations” for details.

6.5. Annuity Options

On or after the first Contract Anniversary date, you may choose to annuitize your Contract and apply your Contract Value to one of the following Fixed Annuity Options:

•

Certain-Only Option — Provides periodic income payments for a guaranteed period ranging from 5 to 30 years[15]. If the Annuitant dies prior to the end of the guaranteed period, payments will continue to be paid to the designated Beneficiary(ies) until the end of the guaranteed period.

•

Life-Only Option — Provides periodic payments guaranteed for the lifetime of the Annuitant. The last payment will be the one that is due before the Annuitant’s death. Upon the death of the Annuitant, payments will cease and there will be no payments made to any Beneficiary.

•

Life with Period Certain Option[9] — Provides periodic income payments for the lifetime of the Annuitant, which are guaranteed for a period of time (“Period Certain”). The guaranteed period can range from 5 to 30 years. If the Annuitant dies prior to the end of the Period Certain, payments will continue to be paid to the designated Beneficiary(ies) until the end of the Period Certain. If the Annuitant lives longer than the Period Certain, payments will continue until the Annuitant dies, but there will be no payment to any Beneficiary.

•

Joint and Survivor Life Option — Provides periodic payments for the lives of the Annuitant and the Joint Annuitant. Upon the death of either Annuitant, and based on the percentage initially selected, payments will continue at a level of 100%, 75%, 66 2/3%, or 50% of the original benefit amount for the lifetime of the surviving Annuitant. The initial payment will be made if either the Annuitant or the designated second Annuitant are living. Subsequent payments will continue during the joint lives of the Annuitants and thereafter during the life of the surviving Annuitant. Payments will end with the last payment due before the death of the last Annuitant to die. After the deaths of both Annuitants, payments will cease and there will be no payments to any Beneficiary.

•	Any other form of annuity that you and we may agree upon.

6.6. Annuity Payments

The Contract Value on the day immediately preceding the Annuity Date will be used to determine the Annuity Payment. If your Contract Value to be applied to the selected Annuity Option on the Annuity Date is less than $5,000, we may pay you such amount in a lump sum.

The size of Annuity Payments is determined by a number of factors, including the amount of your investment, your age at the time of Annuitization, the form of annuity chosen, the expected length of the annuity period,

9	The guaranteed period may not exceed the annuitant life expectancy as defined by the IRS Life Expectancy Table for Qualified contracts.

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the frequency of annuity payments and their duration, and a guaranteed rate of return. After annuity payments begin, the Annuity Option cannot be changed, and the size of your annuity payments will not change.

The annuity benefits at the time of their commencement will not be less than those that would be provided by the application of the Surrender Value to purchase a single premium immediate annuity contract at purchase rates offered by the company at the time to the same class of annuitants.

Annuity Payments will generally start within 30 days after the Annuity Date. We usually make annuity payments monthly, but we will pay you quarterly, semiannually or annually, if you prefer. The less frequently we make payments, the larger each payment will be. If necessary, we will adjust the frequency of your payments so that payments are at least $50 each. For information on the tax treatment of annuity payments, see Section 14 — “Taxes”. Payments under all options will be made to or at the direction of the Contract Owner and may be elected as early as the first Contract Anniversary.

Provisions of this section may vary by state — please see “Appendix B: State Variations” for details.

7. Optional Benefits

You can purchase the optional benefits described below in addition to your Base Contract. There is an additional fee for the optional benefits.

7.1. Available Optional Benefits

Guaranteed Growth and Income Benefit	Inflation Protector Withdrawal Benefit	Enhanced Death Benefit	Guaranteed Minimum Accumulation Benefit

Lifetime withdrawal guarantee

Provides lifetime income as a percent of the Withdrawal Benefit Base, which grows with 7% simple interest for 10 years or until the start of lifetime withdrawals, and periodically locks in market gains by the use of Automatic Annual Step-Ups.

Lifetime or Standard withdrawal guarantee

Provides lifetime or standard income as a percent of the Withdrawal Benefit Base, which grows with Inflation Increases during the Deferral Phase Inflation Increase Period and the Withdrawal Phase Inflation Increase Period, and periodically locks in market gains by the use of Automatic Annual Step-Ups.

Highest anniversary value death benefit Provides an enhanced Death Benefit by locking in market gains on each Contract Anniversary until age 80.

Guaranteed return of premium

Provides guaranteed return of premium at the end of the benefit period (10 years), with the possibility of locking in market gains and extending the benefit period upon Step-Up (available every 5 years) or at the end of the 10-year benefit period.

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Guaranteed Growth and Income Benefit and Inflation Protector Withdrawal Benefit	Enhanced Death Benefit	Guaranteed Minimum Accumulation Benefit

Single Life Guarantee:

Single Covered Life must be the sole Annuitant and the Contract Owner.

Joint Life Guarantee:

Available with single or joint ownership.

If single Owner and Owner is the Annuitant, one Covered Life must be the Owner and Annuitant, and the second Covered Life may be a Joint or Contingent Annuitant.

If single Owner and Owner is not the Annuitant, one Covered Life must be the Owner and either the Joint or Contingent Annuitant, and the second Covered Life must be the Annuitant.

Joint Life Guarantee for Qualified Contracts is only available with single Owner same as Annuitant, and second Covered Life as Contingent Annuitant (Joint Annuitants are not permitted).

If joint Owners, both Covered Lives must be Owners, one Covered Life must be the Annuitant, and second Covered Life may be Joint or Contingent Annuitant.

Single Life Guarantee:

Single Covered Life must be the sole Annuitant (may be different from the Contract Owner).

Joint Life Guarantee:

Available with single or joint ownership.

If single Owner and Owner is the Annuitant, one Covered Life must be the Owner and Annuitant, and the second Covered Life may be the Joint or Contingent Annuitant.

If single Owner and Owner is not the Annuitant, one Covered Life must be the Owner and either the Joint or Contingent Annuitant, and the second Covered Life must be the Annuitant.

Joint Life Guarantee for Qualified Contracts is only available with single Owner same as Annuitant, and second Covered Life as Contingent Annuitant (Joint Annuitants are not permitted).

If joint Owners, both Covered Lives must be Owners, one Covered Life must be the Annuitant, and second Covered Life may be Joint or Contingent Annuitant.

Single Life Guarantee: Single Covered Life must be the sole Annuitant and the Contract Owner. Joint Life Guarantee: Joint Life Guarantee is not available.

7.2. Combining Optional Benefits

You may elect both the Guaranteed Growth and Income Benefit Rider and Enhanced Death Benefit Rider. Please see Section 10 — “Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders”.

You may elect both the Inflation Protector Withdrawal Benefit Rider and Enhanced Death Benefit Rider. Please see Section 12 — “Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders”.

Guaranteed Minimum Accumulation Benefit Rider cannot be combined with any other Rider.

8. Enhanced Death Benefit

8.1. Benefit Overview and Important Information

Benefit Overview

The purpose of the Enhanced Death Benefit provided under this Rider is to provide a highest anniversary value death benefit as an enhancement to the Standard Death Benefit provided under the Contract. The Rider

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provides this enhancement by automatically locking in any market gains on each Contract Anniversary. The benefit will be reduced by the greater of the dollar amount or proportional reduction if any withdrawals are taken, and will terminate if the Contract Value goes to zero. The Rider will terminate upon assignment or a change in ownership of the Contract unless the new assignee or Contract Owner meets the qualifications specified in the Termination provision of the Rider.

The Death Benefit Enhancement provided by the Rider will be payable until the Annuity Date (maximum maturity date is Actual Age 95 of the younger Covered Life), or until the Contract Value reaches zero, if earlier. The Death Benefit Enhancement will be payable upon the death of the Covered Life or the later death of the Covered Lives, if applicable, and only if the Enhanced Death Benefit Base is greater than the Standard Death Benefit under the Contract.

Prior to the Annuity date, as of the date our Administrative Office receives proof of death of the Covered Life (or both Covered Lives, if applicable) such as a death certificate or other official document establishing death, and other information required to process the payment, the Company will pay the Death Benefit Enhancement in addition to the death benefit provided in your Contract. The Death Benefit Enhancement is the amount by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract. This amount cannot be less than zero or greater than $1,000,000. This cap will apply at the time the claim is paid. The Death Benefit Enhancement will be payable until Actual Age 95 of the younger Covered Life under the Rider, or until the Contract Value reaches zero, if earlier.

Important Information about the Rider:

•	This Rider is an optional benefit added to your Contract at time of purchase; it provides various benefits described in this prospectus for an additional charge.

•

Your Contract may be subject to limitations on your investment allocations according to the terms of the Rider. The Company can change these limitations with 60 days prior notice to you, and may do so as a result of changes in the economic environment or for changes in the investment options available under the Contract.

•	The Enhanced Death Benefit Base Step-Ups occur until age 80, and the Death Benefit Enhancement is payable until Actual Age 95 of the younger Covered Life.

•	The Enhanced Death Benefit is only payable before the Annuity Date or before the Contract Value is reduced to zero, if earlier.

•	Termination of the Contract results in termination of this Rider. Termination of the Rider or the Contract will result in termination of the Enhanced Death Benefit.

•	The Rider Charges are non-refundable, whether or not your Enhanced Death Benefit Base exceeds the Standard Death Benefit while the Rider is in effect, or at the time of death.

•	Withdrawals taken to satisfy the Required Minimum Distributions will reduce the Enhanced Death Benefit Base by the greater of a dollar-for-dollar or pro-rata reduction.

•	All withdrawals will reduce your Contract Value and death benefit.

•	Withdrawals may reduce future benefits by more than the dollar amount of the withdrawal, and may result in one or more of the following:

i)	a permanent reduction in your Enhanced Death Benefit;

ii)	termination of the Rider;

iii)	termination of the Contract.

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8.2. Purchasing the Enhanced Death Benefit Rider with your Contract

At the time you purchase your Contract, you have the option to purchase the Enhanced Death Benefit Rider for an additional charge. This Rider may not be added after you purchase the Contract. The Rider Effective Date is the Contract Date. This Rider may also be purchased in combination with the Guaranteed Growth and Income Benefit Rider (see Section 10 — “Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders” for more information) or the Inflation Protector Withdrawal Benefit Rider (see Section 12 — “Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders” for more information). If you purchase the Rider in combination with any other optional benefit, you will not be able to terminate them independently in the future.

The Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue or the Rider Effective Date.

Issue Age Requirements

Maximum issue age for the Enhanced Death Benefit Rider is 75. The Covered Life (or both Covered Lives for a Joint Life Guarantee) must satisfy this requirement on the Rider Effective Date.

A Covered Life must always meet issue age requirements at time of designation.

Issue age is determined by the Age Nearest Birthday of the Covered Life(ves).

Owner / Annuitant Requirements

For a Single Life Guarantee to be issued, the Covered Life under the Rider must be the sole Annuitant. A Single Life Guarantee is not available if a Joint (or Contingent) Annuitant is named in the Contract.

For a Joint Life Guarantee to be issued, the first Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non-Owner Covered Life must be the sole primary Beneficiary. If Covered Lives are both Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity.

Covered Life(ves) cannot be changed after the Rider Effective Date, except under conditions outlined in “Replacing a Covered Life Under a Joint Life Guarantee” below.

Example Owner / Annuitant arrangements permitted under the Rider:

Single Life Guarantee:

Contract Owner(s)	Annuitant	Covered Life

John Smith	John Smith	John Smith

John Smith	Elisabeth Smith	Elisabeth Smith

John Smith + Elisabeth Smith	John Smith	John Smith

John Smith + Elisabeth Smith	Elisabeth Smith	Elisabeth Smith

Entity	John Smith	John Smith

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Joint Life Guarantee:

Contract Owner(s)	Annuitant	Joint Annuitant (Non-Qualified Contract 1035 Exchanges Only)	Contingent Annuitant	Covered Lives

John Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith

8.3. Single and Joint Life Guarantee

The Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are based on the age and lifetime of the Covered Life, and the Enhanced Death Benefit is payable on death of the Covered Life. Under a Joint Life Guarantee, all Rider features are based on the age of the younger Covered Life. If a Joint Life Guarantee is elected, upon the first death of a Covered Life, the surviving Covered Life, if permitted by federal tax law, can choose to continue the Contract10 and the Rider, and the Enhanced Death Benefit will then be payable to the Beneficiary upon the death of the surviving Covered Life. You must specify both Covered Lives in the Application for a Joint Life Guarantee. A death benefit available at the death of the Owner prior to the later death of the Covered Lives is the Standard Death Benefit if the deceased Owner was sole Annuitant. If the Second Covered Life was also named Joint Annuitant, the death benefit payable on death of the Owner / Annuitant is Contract Value only.

Converting a Single Life Guarantee to a Joint Life Guarantee

You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Rider Effective Date.

Converting a Joint Life Guarantee to a Single Life Guarantee

While both Covered Lives are living, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, one of the Covered Lives may be removed from the Contract by the Contract Owner(s) and the Rider will be converted to a Single Life Guarantee. You may not add an additional Covered Life in the future. If this Rider is combined with the Guaranteed Growth and Income Benefit Rider or

10	Federal tax regulations require that a distribution take place upon Contract Owner’s death, unless spousal continuation is exercised. If spousal continuation is not exercised or not permitted by the IRS regulations, the death benefit will be paid out, and both the Contract and the Rider will terminate.

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the Inflation Protector Withdrawal Benefit Rider, your ability to convert to a Single Life Guarantee will be subject to additional limitations. Please see Section 10 — “Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders” or Section 12 — “Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders”.

8.4. Enhanced Death Benefit Base

The Enhanced Death Benefit Base is the amount used to determine the value of the Death Benefit Enhancement, when compared to the Standard Death Benefit amount. The Enhanced Death Benefit Base is calculated independently of the Contract Value or any other Benefit Base. It can increase due to annual Step-Ups or Subsequent Purchase Payments and will decrease for withdrawals.

How is the Enhanced Death Benefit Base Determined?

On the Rider Effective Date, the Enhanced Death Benefit Base is equal to the Initial Purchase Payment received.

After the Rider Effective Date, the Enhanced Death Benefit Base will increase with Subsequent Purchase Payments, may Step-Up to the Contract Value, and will decrease for withdrawals.

Automatic Annual Step-Up of Enhanced Death Benefit Base. A Step-Up is an increase of the Enhanced Death Benefit Base to an amount equal to 100% of the Contract Value. The Enhanced Death Benefit Base will be evaluated for a Step-Up opportunity each Contract Anniversary, until the Contract Anniversary following the 80th birthday of the younger Covered Life. If the Contract Value at the time of evaluation is greater than the current Enhanced Death Benefit Base, the Enhanced Death Benefit Base will automatically Step-Up to the Contract Value.

Effect of Additional Purchase Payments. The Enhanced Death Benefit Base will be increased dollar-for-dollar for all Subsequent Purchase Payments. Purchase Payments made on Contract Anniversary are credited to the Enhanced Death Benefit Base after evaluation for Step-Up takes place.

Effect of Withdrawals on Enhanced Death Benefit Base. The Enhanced Death Benefit Base will be reduced for withdrawals by the greater of (a) and (b), where:

(a)	is the withdrawal amount, and

(b)	is withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Enhanced Death Benefit Base immediately prior to the withdrawal, and

(2)	is the Contract Value immediately prior to the withdrawal.

Effect of Withdrawals to Pay Investment Advisor Fees on Enhanced Death Benefit Base. The fees you pay your investment advisor are separate from and in addition to the fees and charges described in this prospectus. If you elect to have these fees deducted from your Contract through withdrawals, such withdrawals will reduce the Enhanced Death Benefit Base in the same manner as withdrawals (described above) and, thus, reduce the amount received under this Benefit.

Effect of Partial Annuitization. Partial Annuitization will reduce the Enhanced Death Benefit Base and the Contract Value in the same manner as withdrawals (described above).

Additional Notes for the Enhanced Death Benefit Base

The Rider Charge is expressed as an annual percentage of the Enhanced Death Benefit Base. If the Enhanced Death Benefit Base increases, the dollar amount of the Rider Charge will also increase.

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The Enhanced Death Benefit Base is a reference amount only, cannot be withdrawn in a lump sum, and is not payable as a death benefit.

8.5. Rider Charge

There is an additional charge for the Enhanced Death Benefit Rider. This charge depends on whether you also purchase the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider with the Contract. Please refer to the “Contract Owner Periodic Expenses” subsection of “FEE TABLES” section of this prospectus for the summary of charges, or to the “Rider Charges” subsection of “Fees and Expenses” section in this prospectus for more details.

The Rider Charge is expressed as an annual percentage of the Enhanced Death Benefit Base, and 1/4 of the charge will be deducted from the Contract Value on a quarterly basis, whether or not the Enhanced Death Benefit Base exceeds the Standard Death Benefit. One fourth of the annual Rider Charge will be multiplied by the average monthly Enhanced Death Benefit Base for the quarter and this amount will be deducted on the last day of the Contract Year Quarter. The Enhanced Death Benefit Base used in the calculation is the average monthly benefit base over the last quarter. Rider Charges will be deducted until the Annuity Date. The Rider Charge will be deducted from the Subaccounts, pro-rata based on the fund allocation at the time of deduction.

If you make a full surrender of your Contract before the charges for any Riders are deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization, or deducted after the Annuity Date.

The current Rider Charge for Single or Joint Life Guarantee is 0.35%. The Maximum Rider Charge is 0.75%. Current and Maximum Rider Charges, as well as the Maximum Charge Increases are summarized in the “Rider Charges” subsection of Section 3.2 — “Period Charges”.

On the date of automatic Step-Up of the Enhanced Death Benefit Base to the Contract Value, the effective annual Rider Charge may be increased, but will not be greater than the current charge applicable to the class of Contract Owners then electing the Rider, and the increase will be no more than 0.15%.

The Contract Owner can reject the Rider Charge increase and thus terminate the Rider by sending, at least 30 days prior to a Contract Anniversary, a written request to the Company to do so. If you also purchased the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider, both Riders must be terminated simultaneously. Please see Section 10 — “Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders” and Section  12 — “Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders” for more information.

8.6. Investment Allocation Options

The Separate Account. At the present time, no investment allocation program is required for the Contract Value allocated to the Separate Account if this Rider is purchased without the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider. If the Company requires an investment allocation program in the future, or if there is a change to an existing program, you will be notified in writing 60 days prior to an investment allocation program being required or a change to and existing program becoming effective. The new program or changes to an existing program may apply to existing and new purchasers of this Rider. If the investment allocation program is required, we reserve the right to add or change limitations and the way we administer them in the future.

The Fixed Account. You may not allocate or transfer your Contract Value to any Fixed Interest Options if you have purchased this Rider. Purchase Payments or transfers directed to the Fixed Interest Options will not be accepted.

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8.7. Required Minimum Distributions and the Enhanced Death Benefit Rider

There is no special treatment of Required Minimum Distributions under the Enhanced Death Benefit Rider.

Please see the “RMD and Enhanced Death Benefit” example in “Appendix A: Numerical Examples.”

8.8. What if the Enhanced Death Benefit Base or the Contract Value is reduced to zero?

The Enhanced Death Benefit Rider will terminate once the Enhanced Death Benefit Base or the Contract Value is reduced to zero.

8.9. What happens on the Annuity Date under the Rider?

The Enhanced Death Benefit Rider will terminate on the Annuity Date.

8.10. What happens upon death under the Rider?

The Rider will terminate upon the death of a sole Covered Life for a Single Life Guarantee, or later death of both Covered Lives for a Joint Life Guarantee. The Death Benefit, including the Death Benefit Enhancement provided by this Rider, will then be distributed as described below.

The Enhanced Death Benefit is payable upon the death of the Covered Life under the Rider, or the later death of two Covered Lives with a Joint Life Guarantee. The amount payable is the Death Benefit Enhancement, which is the amount (capped at $1,000,000.00) by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract. The Death Benefit Enhancement amount is determined as of the date our Administrative Office receives proof of death of the Covered Life (both Covered Lives for a Joint Life Guarantee) such as a death certificate or other official document establishing death, and other documents required to process the payment.

If the Enhanced Death Benefit Base is less than or equal to the Standard Death Benefit, no Death Benefit Enhancement is payable. The maximum Death Benefit Enhancement amount we will pay is $1,000,000 (this cap will apply at the time the death benefit is calculated). The Death Benefit Enhancement will be payable before the Annuity Date, until Actual Age 95 of the younger Covered Life under the Rider, or until the Contract Value reaches zero, if earlier.

Under a Single Life Guarantee:

If the sole Contract Owner is also the sole Annuitant and sole Covered Life, then:

(a)	Upon the death of the sole Contract Owner / Annuitant / Covered Life, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner’s Beneficiary. If permitted by federal law, a spouse of the deceased Contract Owner may exercise Spousal Step-In according to the terms of this Contract, but the Rider will terminate.

If the sole Contract Owner is not the sole Annuitant and Covered Life, then:

(a)	Upon Contract Owner’s death, Contract Value will be paid as a death settlement to the Contract Owner’s Beneficiary according to the terms of the Contract. The surviving Annuitant / Covered Life (as spousal Beneficiary) may also choose to exercise Spousal Step-In according to the terms of this Contract if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death), and the Rider will continue.

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(b)	Upon Annuitant’s death where the Contract Owner is named as the Contingent Annuitant in the Contract, the Contract Owner will become the Annuitant and the Contract will continue, but the Rider will terminate (no death benefit will be paid);

(c)	Upon Annuitant’s death where no Contingent Annuitant is named in the Contract, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the surviving Contract Owner, who is deemed to be sole primary Beneficiary under the Beneficiary provision of the Contract;

(d)	Upon Annuitant’s death where the Contract Owner is an entity, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner.

On a jointly owned Contract:

(a)	Upon death of a sole Annuitant who is the Covered Life under the Rider, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the surviving Contract Owner, who is deemed to be sole primary Beneficiary under the Beneficiary provision of the Contract. The surviving spousal Contract Owner may also choose to exercise Spousal Step-In according to the terms of this Contract if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death), but the Rider will terminate.

(b)	Upon death of the Contract Owner who is not the Annuitant and sole Covered Life, the surviving spousal Contract Owner, who is also the sole Annuitant and the Covered Life under the Rider, may continue the Contract and the Rider if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). Surviving Contract Owner may also choose to receive the Contract Value as a death settlement.

Under a Joint Life Guarantee:

If the sole Contract Owner is the sole Annuitant, then:

(a)	Upon death of the Covered Life who is the sole Annuitant and the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract (under spousal Step-In) and the Enhanced Death Benefit Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)	Upon death of the Covered Life who is designated as the Contingent Annuitant and who is not the Contract Owner, no death benefit is payable, and the Contract Owner may continue the Contract and the Rider as sole Annuitant and Covered Life.

If the sole Contract Owner is the Contingent Annuitant named in the Contract, then:

(a)	Upon death of the Annuitant who is not the Contract Owner, the surviving Contract Owner who is also the surviving Covered Life, will become the Annuitant and continue the Contract and the Rider as-is.

(b)

Upon death of the Contract Owner who is also the Contingent Annuitant in the Contract, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value as a death settlement (and thus terminate the Contract and the Rider), or continue the Contract (under Spousal Step-In) and the Rider as-is

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if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

If there is only one Contract Owner and Joint Annuitants are named in the Contract:

(a)	Upon death of the Annuitant or Joint Annuitant who is also the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value as a death settlement (and thus terminate the Contract and the Rider), or continue the Contract (under Spousal Step-In) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). The Standard Death Benefit is not payable until the later death of Annuitant and Joint Annuitant.

(b)	Upon death of the Covered Life who is not the Contract Owner and is named as Annuitant or Joint Annuitant, no death benefit is payable, and the Contract Owner may continue the Contract (under Spousal Step-In) and Rider as sole Annuitant and Covered Life.

On a jointly owned Contract with a sole Annuitant:

(a)	Upon death of the sole Annuitant, the surviving Contract Owner, who is also the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract (under Spousal Step-In) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)	Upon death of the Contract Owner named as Contingent Annuitant who is also a Covered Life, no death benefit will be paid. The surviving Contract Owner who is the Annuitant and surviving Covered Life may continue the Contract (under Spousal Step-In) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). If continuation is not permitted by federal law, the surviving Contract Owner may receive the Contract Value as the death settlement (and thus terminate the Contract and the Rider).

On a jointly owned Contract with Joint Annuitants:

(a)	Upon first death, the surviving Contract Owner who is also the surviving Annuitant and surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value (and thus terminate the Contract and the Rider), or continue the Contract (under Spousal Step-In) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)	Upon later death, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner’s Beneficiary(ies).

8.11. Removing the Enhanced Death Benefit Rider from your Contract

You can cancel the Enhanced Death Benefit Rider at any time on or after the first Contract Anniversary. If you also purchased the Guaranteed Growth and Income Benefit Rider, both Riders must be terminated simultaneously. Please see Section 10 — “Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders” for more information. If you also purchased the Inflation Protector Withdrawal Benefit Rider, both Riders must be terminated simultaneously. Please see Section 12 — “Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders” for more information.

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8.12. Termination of the Enhanced Death Benefit Rider

Upon the earliest of the following, the Enhanced Death Benefit Rider will be terminated, but the Contract will remain in force:

(1)	At any time after the first Contract Anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(2)	Upon a change in ownership (or assignment) of the Contract unless:

(a)	The new Contract Owner or assignee assumes full ownership of the Contract and is essentially the same person:

(i)	an individual ownership changed to a personal revocable trust, or

(ii)	an eligible spousal Beneficiary who is also a Covered Life elects to become the Successor Owner of the Contract and the Rider upon Owner / Annuitant’s death, or

(iii)	a change to the Contract Owner’s spouse during the Contract Owner’s lifetime, or

(iv)	a change to a court appointed guardian representing the Contract Owner during the Contract Owner’s lifetime; or

(b)	The assignment is for the purposes of effectuating a 1035 exchange of the Contract;

(3)	Spousal Step-In of a Contract with a Single Life Guarantee upon the Contract Owner’s death (where the Contract Owner is the sole Covered Life);

(4)	Termination of the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider (if either is purchased together with this Rider);

(5)	Annuitization under the Base Contract.

Charges for the Rider stop accruing, and any investment allocation restrictions cease upon Rider termination.

If the Contract is terminated, the Rider will also be terminated. Both the Contract and the Rider will terminate upon the earliest of:

(1)	Full surrender of the Contract;

(2)	Enhanced Death Benefit is paid upon the death of the Covered Life for Single Life Guarantees, or the date of the later death of both Covered Lives for a Joint Life Guarantee;

(3)	Standard Death Benefit is paid to surviving Covered Life (as sole primary Beneficiary) upon the death of the sole Annuitant with Joint Life Guarantee (where the deceased Annuitant is one of the Covered Lives);

(4)	Contract Value is paid as a death settlement upon the death of the Contract Owner when:

(a)	The deceased Contract Owner was not the Annuitant, and the Covered Life under the Single Life Guarantee is the sole Annuitant (if the Covered Life / sole Annuitant is not the Beneficiary or if not permitted to continue the Contract by federal law),

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(b)	The deceased Contract Owner was one of the Annuitants and one of the Covered Lives under the Joint Life Guarantee, but the surviving Annuitant / Covered Life is not permitted to continue the Contract by federal law;

(5)	The Contract Value is reduced to zero;

(6)	The Enhanced Death Benefit Base is reduced to zero.

Termination provisions may vary by state — please see “Appendix B: State Variations” for details.

9. Guaranteed Growth and Income Benefit

9.1. Benefit Overview and Important Information

Benefit Overview

Lifetime Withdrawal Guarantee. The Guaranteed Growth and Income Benefit Rider (also referred to as “Rider” throughout this section) is an optional benefit that provides a Lifetime Withdrawal Guarantee — payments for the lifetime of the Covered Life (with a Single Life Guarantee), or for the lifetime of the last surviving Covered Life (with a Joint Life Guarantee). This Rider provides for a guaranteed lifetime withdrawal benefit adjusted for the Guaranteed Growth Increase and market Step-Ups. The Guaranteed Growth Increase provides a simple interest increase11 to the Withdrawal Benefit Base for a period of 10 years, while market Step-Ups lock in the market performance annually (if higher than the Guaranteed Growth Increase). Simple interest differs from compound interest, which includes prior interest payments for the purpose of calculating future interest. The Withdrawal Benefit Base is accumulated in this way before withdrawals under the Lifetime Withdrawal Guarantee are exercised. The Lifetime Withdrawal Guarantee is then based on this Withdrawal Benefit Base and provides lifetime income at eligible ages. Lifetime income is guaranteed as a percentage of the Withdrawal Benefit Base that varies with age at the time the Lifetime Withdrawal Guarantee is exercised (based on the age of the younger Covered Life). After the start of withdrawals, the Guaranteed Annual Withdrawal Amount will be adjusted for market Step-Ups only (Guaranteed Growth Increases will stop). Payments will be made for the life of the Covered Life or for the lifetime of the last surviving Covered Life for a Joint Life Guarantee.

This Rider is designed for someone who is seeking guaranteed income, but also wants to stay invested in the securities market to allow for potentially higher growth in Contract Value and market Step-Ups of the Withdrawal Benefit Base. You will most benefit from this Rider if you delay your lifetime withdrawals to allow your Withdrawal Benefit Base to increase with the Guaranteed Growth and/or market Step-Ups. Lifetime income becomes available starting at age 55, and guaranteed withdrawal percentages vary based on the age at which you exercise your Lifetime Withdrawal Guarantee. Withdrawal percentages are based on the age of the younger Covered Life, if you elect the Joint Life Guarantee.

The Annuity Payout Period (Annuitization) may begin under certain conditions of the Rider and may be payable at the Guaranteed Annual Withdrawal Amount according to the Rider. For further information, please see Section 9.12 — “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” and Section 9.13 — “What happens on the Annuity Date under the Rider”.

Important Information about the Rider:

•	The Rider is an optional benefit added to your Contract; it provides various benefits described in this prospectus for an additional charge.

•	Termination of the Contract results in termination of this Rider. Termination of the Rider or the Contract will result in termination of guaranteed lifetime withdrawals.

11	Growth Rate is 7% for Guaranteed Growth and Income Benefit II. Please refer to your contract for further details.

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•	The Rider Charges are non-refundable, whether or not you take withdrawals while the Rider is in effect.

•	All withdrawals, including the withdrawals taken while the Rider is in effect, reduce your Contract Value and death benefit.

•

All withdrawals, including the Free Withdrawal Amount, will be subject to the terms of the Rider. If the withdrawal amount is greater than the Free Withdrawal Amount (whether or not it is below the Guaranteed Annual Withdrawal Amount), it will be subject to Surrender Charges (See the “Surrender Charge” subsection of Section 3.1 — “Transaction Charges” for details) and any other applicable charges.

•

Your Contract is subject to limitations on your Fixed Interest and Subaccount allocations according to the terms of the Rider. The Company can change these limitations with 60 days prior notice to you, and may do so as a result of changes in the economic environment or for changes in the Subaccount options available under the Contract.

•	Excess Withdrawals may reduce future benefits by more than the dollar amount of the Excess Withdrawal, and may result in one or more of the following:

i)	a permanent reduction in your future Guaranteed Annual Withdrawal Amount;

ii)	termination of the Rider;

iii)	termination of the Contract.

To determine if your withdrawal would be considered an Excess Withdrawal and/or to find out what your Guaranteed Annual Withdrawal Amount would be after the Excess Withdrawal is taken, please contact Customer Service prior to requesting the withdrawal.

•

Withdrawals from tax-qualified contracts during the Withdrawal Phase up to the amount of Required Minimum Distributions are not considered Excess Withdrawals and do not incur the adverse consequences of Excess Withdrawals under the Rider).

9.2. Purchasing the Guaranteed Growth and Income Benefit Rider with your Contract

At the time you purchase your Contract, you have the option to purchase a Guaranteed Growth and Income Benefit Rider for an additional charge. This Rider may not be added after you purchase the Contract. The Rider Effective Date is the Contract Date. This Rider may also be purchased in combination with the Enhanced Death Benefit Rider (see Section 8 — “Enhanced Death Benefit” and Section 10 — “Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders” for more information). If you purchase the Rider in combination with the Enhanced Death Benefit Rider, you will not be able to terminate them independently in the future.

The Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue or the Rider Effective Date.

Issue Age Requirements

The Single Life Guarantee is available only if the Covered Life is between the ages of 35 and 80 on the Rider Effective Date. The Joint Life Guarantee is available only if, on the Rider Effective Date, the older Covered Life is between the ages of 35-85, and the younger Covered Life is between the ages of 35-80.

A Covered Life must always meet issue age requirements at time of designation.

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Issue age for the Rider is determined by the Age Nearest Birthday of the Covered Life(ves).

Owner / Annuitant Requirements

For a Single Life Guarantee to be issued, the Covered Life under the Rider must be the sole Annuitant. The Covered Life must also be a Contract Owner unless the Contract Owner is an entity. Single Life Guarantee is not available if Joint Annuitants are named in the Contract.

For a Joint Life Guarantee to be issued, the first Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non-Owner Covered Life must be the sole primary Beneficiary. If Covered Lives are both Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity.

Covered Life(ves) cannot be changed after the Rider Effective Date, except under conditions outlined in “Replacing a Covered Life Under a Joint Life Guarantee” below.

Example Owner / Annuitant arrangements permitted under the Rider:

Single Life Guarantee:

Contract Owner(s)	Annuitant	Covered Life

John Smith	John Smith	John Smith

John Smith + Elisabeth Smith	John Smith	John Smith

John Smith + Elisabeth Smith	Elisabeth Smith	Elisabeth Smith

Entity	John Smith	John Smith

Joint Life Guarantee:

Contract Owner(s)	Annuitant	Joint Annuitant (Non-Qualified Contract 1035 Exchanges Only)	Contingent Annuitant	Covered Lives

John Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith

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9.3. Single and Joint Life Guarantees

The Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are measured using the age and lifetime of the sole Covered Life, who is also the sole Annuitant. Under a Joint Life Guarantee, all Rider features are measured using the age of the younger Covered Life, and all lifetime benefits are payable over the lifetime of the last survivor of the Covered Lives. You must specify both Covered Lives in the Application for a Joint Life Guarantee.

Converting a Single Life Guarantee to a Joint Life Guarantee

You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Rider Effective Date.

Converting a Joint Life Guarantee to a Single Life Guarantee

If you have not started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, you may convert a Joint Life Guarantee to a Single Life Guarantee under the following conditions:

•	Death of a Covered Life

•	Removal of a Covered Life by the Contract Owner(s).

Once the Rider is converted to a Single Life Guarantee, the Rider Charge will change from Joint to Single, and no additional Covered Life may be added in the future. Upon conversion from a Joint Life Guarantee to a Single Life Guarantee, the withdrawal rates may be adjusted based on the age of the single covered life.

If you have started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, the Joint Life Guarantee cannot be converted to a Single Life Guarantee. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant requirements are satisfied), but the charge for the Rider would remain at the Joint Life Guarantee charge, and all features and benefits of the Rider will continue to be based upon the age/lifetime of the original Covered Lives.

Replacing a Covered Life Under a Joint Life Guarantee

If you have not started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, a Covered Life may be replaced by the Contract Owner(s). All features and benefits of the Rider will be based on the age of the younger Covered Life (after replacement), and any Covered Life must also meet issue age requirements at time of designation.

If you have started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, the Covered Life cannot be replaced. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant designation requirements are satisfied), but no additional Covered Life may be added in the future, and the Rider Charge would remain at the Joint Life Guarantee charge.

Impact of Divorce

Upon divorce, unless the divorce decree provides otherwise, you have the following options:

(1)	change the Rider from a Joint Life Guarantee to a Single Life Guarantee (subject to conditions outlined under “Converting a Joint Life Guarantee to a Single Life Guarantee” above);

(2)	keep the Joint Life Guarantee, but replace a Covered Life (subject to conditions outlined under “Replacing a Covered Life under a Joint Life Guarantee” above); or

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(3)	terminate the Rider, thereby eliminating the Lifetime Withdrawal Guarantee.

The Company will attempt to accommodate any other arrangements provided in a divorce decree. Any change or transfer of ownership as a result of divorce is subject to the change in ownership provisions of the Contract.

9.4. Withdrawal Benefit Base

The Withdrawal Benefit Base is the amount used to determine the value of the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee.

In the Deferral Phase, the Withdrawal Benefit Base can grow due to Guaranteed Growth Increases, Step-Ups, or Subsequent Purchase Payments and decrease for Early Access Withdrawals. The period during which withdrawals are taken under the Lifetime Withdrawal Guarantee is called the Withdrawal Phase. In the Withdrawal Phase, the Withdrawal Benefit Base may increase with annual Step-Ups and decrease for Excess Withdrawals.

How is the Withdrawal Benefit Base determined?

On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Initial Purchase Payment received by the Company.

After the Rider Effective Date, the value of the Withdrawal Benefit Base is determined based on the Contract Phase.

In the Deferral Phase, the Withdrawal Benefit Base increases dollar-for-dollar with each Purchase Payment. Each year on the Contract Anniversary until the earlier of the end of the Guaranteed Growth Period or Actual Age 95 of the younger Covered Life, a Guaranteed Growth Increase will be credited to the Withdrawal Benefit Base, followed by evaluation of a Step-Up opportunity (see below for details on the Guaranteed Growth Increase calculation, Guaranteed Growth Period and Step-Up evaluation). The Withdrawal Benefit Base will be decreased for Early Access Withdrawals (see “Deferral Phase — Early Access Withdrawal Option” paragraph in Section 9.7 — “Withdrawal Options under the Rider” for more details).

At the time the Lifetime Withdrawal Guarantee is exercised, the Withdrawal Benefit Base will be set equal to the greater of the following:

1)	Contract Value immediately prior to the first lifetime withdrawal, or

2)	Withdrawal Benefit Base, including the Guaranteed Growth Increase prorated for any partial year since the prior Contract Anniversary.

Please, see the “Guaranteed Growth and Income Benefit II Rider: Withdrawal Benefit Base at the start of Lifetime Withdrawals” example in “Appendix A: Numerical Examples” for details on how the Withdrawal Benefit Base is determined at the time you begin your Lifetime Withdrawals.

The Guaranteed Annual Withdrawal Amount will be calculated based on the Withdrawal Benefit Base at that time.

In the Withdrawal Phase, Guaranteed Growth Increase and Purchase Payments will no longer be credited to the Withdrawal Benefit Base. The Withdrawal Benefit Base will continue to be evaluated for Automatic Annual Step-Up opportunities each year (on the Contract Anniversary) through age 95. Withdrawal Benefit Base will be reduced for Excess Withdrawals (see “Effect of Withdrawals on Withdrawal Benefit Base” paragraph in Section 9.7 — “Withdrawal Options under the Rider” for more details).

Maximum Withdrawal Benefit Base is $10,000,000.

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Guaranteed Growth Increase of Withdrawal Benefit Base

On each Contract Anniversary, before the end of the Guaranteed Growth Period and if the Withdrawal Benefit Base is greater than zero, the Company will credit a Guaranteed Growth Amount to the Withdrawal Benefit Base.

Guaranteed Growth Period

Guaranteed Growth Increases are only available during the Guaranteed Growth Period. This period will start on the Rider Effective Date and will last as described below, unless a Step-Up occurs, in which case the Guaranteed Growth Period will reset.

The Guaranteed Growth Period lasts until the earlier of (1), (2), or (3) where:

(1)	Actual Age 95 of the younger Covered Life or Annuity Date (if earlier than the maximum age);

(2)	the 10th Contract Anniversary since the later of (a) and (b) where

(a)	is the Rider Effective Date, and

(b)	is the date of the most recent Step-Up;

(3)	the end of the Deferral Phase.

Guaranteed Growth Amount

The Guaranteed Growth Amount is a dollar amount which is credited to the Withdrawal Benefit Base on each Contract Anniversary during the Guaranteed Growth Period. The Guaranteed Growth Amount is based on the Guaranteed Growth Base, and is added to the Withdrawal Benefit Base. The Guaranteed Growth Amount is calculated by applying the Growth Rate to the Guaranteed Growth Base, adjusted for any Purchase Payments and Early Access Withdrawals throughout the Contract Year (see “Guaranteed Growth and Income Benefit II Rider: Guaranteed Growth Increase in the Deferral Phase” example in “Appendix A: Numerical Expenses”).

Guaranteed Growth Amount will always be based on the Guaranteed Growth Base (see below), but added to the Withdrawal Benefit Base. If a Step-Up occurs, the Guaranteed Growth Amount will be added to the stepped-up Withdrawal Benefit Base the following Contract Year.

Growth Rate

The Growth Rate is the simple interest percentage used to determine the Guaranteed Growth Amount. The Growth Rate for Guaranteed Growth and Income Benefit II is 7%.

Guaranteed Growth Base

The Guaranteed Growth Base is the amount used to determine the annual Guaranteed Growth Amount and is equal to Net Purchase Payments (sum of all Purchase Payments less any withdrawals on a dollar-for dollar basis). The Guaranteed Growth Base is separate from the Contract Value or Withdrawal Benefit Base.

Automatic Annual Step-Up of Withdrawal Benefit Base

A Step-Up is an increase of the Withdrawal Benefit Base to an amount equal to 100% of the Contract Value. On each Contract Anniversary until age 95 of the younger Covered Life, your Withdrawal Benefit Base will be evaluated for Step-Up opportunity. If the Contract Value at the time of evaluation is greater than the Withdrawal Benefit Base (after a Guaranteed Growth Increase has been applied if your Contract is still in the

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Guaranteed Growth Period), the Withdrawal Benefit Base will automatically Step-Up to the Contract Value. In addition, if the Contract has entered the Withdrawal Phase, the Guaranteed Annual Withdrawal Amount will increase by the same percentage as the Withdrawal Benefit Base, unless the Lifetime Withdrawal Rate is also increased (see “Lifetime Withdrawal Rate after Step-Up” under “Calculating Lifetime Withdrawals” below).

Example. Please see “Guaranteed Growth and Income Benefit II Rider: Automatic Annual Step-Up of Withdrawal Benefit Base in the Deferral Phase” example in “Appendix A: Numerical Examples.”

Effect of Additional Purchase Payments

During the Deferral Phase, the Withdrawal Benefit Base increases dollar-for-dollar with each Subsequent Purchase Payment. Purchase Payments made on Contract Anniversary are credited to the Withdrawal Benefit Base after the Guaranteed Growth Amount is credited and evaluation for Step-Up takes place. During the Withdrawal Phase, the Withdrawal Benefit Base does not increase for Subsequent Purchase Payments.

Additional Notes For The Withdrawal Benefit Base

The Rider Charge is expressed as an annual percentage of the Withdrawal Benefit Base. If the Withdrawal Benefit Base increases, the dollar amount of the Rider Charge will also increase.

The Withdrawal Benefit Base is a reference amount only, cannot be withdrawn in a lump sum, and is not payable as a death benefit.

9.5. Rider Charge

The Rider Charge is expressed as an annual percentage of the Withdrawal Benefit Base, and 1/4 of the annual charge will be deducted from the Contract Value on a quarterly basis. One fourth of the annual Rider Charge will be multiplied by the average monthly Withdrawal Benefit Base for the quarter and this amount will be deducted on the last day of the Contract Year Quarter. The Withdrawal Benefit Base used in the calculation is the average monthly Withdrawal Benefit Base over the quarter, which does not include the Guaranteed Growth for the current Contract Year. Rider Charges will be deducted until the Annuity Date. The Rider Charge will be deducted from the Subaccounts pro-rata based on the fund allocation at the time of deduction.

Please refer to the “Guaranteed Growth and Income Benefit II Rider: Rider Charge” example in “Appendix A: Numerical Examples.”

If you make a full surrender of your Contract before the charges for any Riders are deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization, or deducted after the Annuity Date.

The current Rider Charge for a Single Life Guarantee is 1.10%, and 1.25% for a Joint Life Guarantee. The Maximum Rider Charge is 2.00%. Current and Maximum Rider Charges, as well as the Maximum Charge Increases are summarized in the “Rider Charges” subsection in Section 3.2 — “Periodic Charges”.

On the date of an automatic Step-Up of the Withdrawal Benefit Base to the Contract Value, the effective annual Rider Charge may be increased, but will not be greater than the current charge applicable to the class of Contract Owners then electing the Rider, and the increase may be no more than 0.50%. The Contract Owner will be notified 60 days before an applicable Rider Charge increase and can opt out of any future Rider Charge increases by sending, at least 30 days prior to a Contract Anniversary, a written request to the Company to do so. No future increases in the current charge for the Rider will be made and all future Automatic Annual Step-Ups will be suspended. The Contract Owner may request a reinstatement of the Automatic Annual Step-Ups of the Withdrawal Benefit Base by sending a written request to the Company,

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which must be received at least 30 days prior to a Contract Anniversary on which the reinstatement is requested to be effective. Future charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time, not to exceed the Maximum Rider Charge.

9.6. Contract Phases under the Rider — Overview

The Rider has two phases, the Deferral Phase and the Withdrawal Phase. These phases are independent of the Accumulation Period and Annuity Payout Period of your Contract.

I	Deferral Phase

Your Contract will stay in the Deferral Phase until you exercise withdrawals under the Lifetime Withdrawal Guarantee and enter the Withdrawal Phase. In the Deferral Phase (prior to the Annuity Date), you can take withdrawals that do not initiate the Withdrawal Phase of the Rider. Such withdrawals are called Early Access Withdrawals: please see “Deferral Phase — Early Access Withdrawal Option” below for details.

The Deferral Phase begins on the Contract Date and continues until the earliest of the following:

(a)	Lifetime Withdrawal Guarantee is exercised (not available before Actual Age 55 is attained by the younger Covered Life — please see “Withdrawal Phase — Lifetime Withdrawal Guarantee” paragraph in Section 9.7 — “Withdrawal Options under the Rider” for more details),

(b)	Actual Age 95 is attained by the younger Covered Life and the Contract enters the Annuity Payout Period (please see Section 9.13 — “What happens on the Annuity Date under the Rider?” for more details),

(c)	Contract Value is reduced to zero (please see Section 9.12 — “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” for more details),

(d)	Termination of the Contract or Rider,

(e)	Annuitization, or

(f)	The death of the sole Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee.

II	Withdrawal Phase

The period during which you take withdrawals under the Lifetime Withdrawal Guarantee is called the Withdrawal Phase.

The Withdrawal Phase begins when you first exercise the Lifetime Withdrawal Guarantee (i.e. initiate lifetime withdrawals) and continues until the earliest of the following:

(a)	Actual Age 95 is attained by the younger Covered Life and the Contract enters the Annuity Payout Period (please see Section 9.13 — “What happens on the Annuity Date under the Rider?” for more details),

(b)	Withdrawal Benefit Base and Contract Value is reduced to zero, or the Contract Value is reduced to zero and no Lifetime Withdrawal Guarantee is available based on the age of the younger Covered Life (please see Section 9.12 — “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” for more details),

(c)	Termination of the Contract or Rider,

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(d)	Annuitization (please see Section 9.13 — “What happens on the Annuity Date under the Rider?” for more details), or

(e)	The death of a sole Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee.

The Withdrawal Phase may occur during the Accumulation Period of the Contract prior to beginning the Annuity Payout Period. Lifetime withdrawals become available at Actual Age 55 of the younger Covered Life. Your guaranteed withdrawal rate will depend on the age (of the younger Covered Life) at the time the Lifetime Withdrawal Guarantee is exercised. Please see the “Withdrawal Phase — Lifetime Withdrawal Guarantee” paragraph in Section 9.7 — “Withdrawal Options under the Rider” for details.

Regardless of the Contract Phase, Surrender Charges will apply if withdrawals exceed the Contract’s annual Free Withdrawal Amount. Surrender charges are not a fixed amount. Please see the “Surrender Charge” paragraph in Section 3.1 — “Transaction Charges” for more details.

9.7. Withdrawal Options under the Rider

Withdrawals can be taken in both the Deferral and Withdrawal Phases.

Deferral Phase — Early Access Withdrawal Option

You are permitted to take one or more withdrawal(s) during the Deferral Phase that does not initiate the Lifetime Withdrawal Guarantee and will keep the Contract in the Deferral Phase. Such withdrawals allow you to wait for a higher Lifetime Withdrawal Rate and continue the Guaranteed Growth Period and can be taken under the Early Access Withdrawal Option. You may elect to take the Early Access Withdrawal as a one-time or systematic withdrawal. At the time the withdrawal is requested, you must indicate to the Company that you are requesting an Early Access Withdrawal and that you do not wish to enter the Withdrawal Phase.

Important Note: If you do not indicate that you are requesting to remain in the Deferral Phase by utilizing the Early Access Withdrawal Option, and you are eligible to receive Lifetime Withdrawals based on the age of the younger Covered Life, your Lifetime Withdrawal Guarantee will be initiated, and the Contract will move into the Withdrawal Phase.

Withdrawal in the Deferral Phase before the Lifetime Withdrawal Guarantee becomes available

If you request a withdrawal before the Lifetime Withdrawal Guarantee becomes available to you (based on the age of the younger Covered Life), it will be treated as an Early Access Withdrawal, which can be taken as a one-time distribution or periodically under the Systematic Withdrawal option, and the Contract will remain in the Deferral Phase. If the withdrawals are set up systematically, the Contract will remain in the Deferral Phase until the request is received by the Company with instructions to enter the Withdrawal Phase and to exercise the Lifetime Withdrawal Guarantee. There may be tax implications to taking withdrawals prior to age 59 1/2. See Section 14 — “Taxes” for more information.

Withdrawal in the Deferral Phase after the Lifetime Withdrawal Guarantee becomes available

If you request a withdrawal after the Lifetime Withdrawal Guarantee becomes available to you (based on the age of the younger Covered Life), your Lifetime Withdrawal Guarantee will be exercised, and the Contract will move into the Withdrawal Phase. If you wish to remain in the Deferral Phase, you must specifically request an Early Access Withdrawal, which can be taken as a one-time distribution or systematically. If you request to receive an Early Access Withdrawal systematically, your Contract will remain in the Deferral Phase until you send us a request with instructions to enter the Withdrawal Phase and exercise the Lifetime Withdrawal Guarantee. There may be tax implications to taking withdrawals prior to age 59 1/2. See Section 14 — “Taxes” for more details.

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Effect of Early Access Withdrawal on Withdrawal Benefit Base

Early Access Withdrawals in the Deferral Phase reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Early Access Withdrawal amount, and

(b)	is the Early Access Withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Early Access Withdrawal (not including pro-rated growth for the current Contract Year), and

(2)	is the Contract Value just prior to the Early Access Withdrawal.

Effect of Early Access Withdrawal on Guaranteed Growth Base

Early Access Withdrawals reduce the Guaranteed Growth Base by the dollar amount of the Early Access Withdrawal.

Effect of Early Access Withdrawal on Contract Value

Early Access Withdrawals reduce the Contract Value by the dollar amount of the Early Access Withdrawal, plus any taxes and/or fees, if applicable. If the amount of the Early Access Withdrawal exceeds the Free Withdrawal Amount, Surrender Charges will apply. Please, see the “Surrender Charge” paragraph in Section 3.1 — “Transaction Charges” for details. There may be tax implications to taking withdrawals prior to age 59 1/2. See Section 14 — “Taxes” for more details.

Effect of Withdrawals in the Deferral Phase to Pay Investment Advisor Fees

The fees you pay your investment advisor are separate from and in addition to the fees and charges described in this prospectus. If you elect to have these fees deducted from your contract through withdrawals, such withdrawals will reduce the Withdrawal Benefit Base in the Deferral Phase in the same manner as Early Access Withdrawals (described above) and, thus, reduce the amount received under this Benefit.

Effect of Partial Annuitization

Partial Annuitization (available only in the Deferral Phase) will reduce the Withdrawal Benefit Base, Guaranteed Growth Base, and the Contract Value in the same manner as Early Access Withdrawals (described above).

Withdrawal Phase — Lifetime Withdrawal Guarantee

Once the younger Covered Life has reached the eligible age of 55, you may exercise your Lifetime Withdrawal Guarantee and enter the Withdrawal Phase.

Once withdrawals have started under the Lifetime Withdrawal Guarantee, Partial Annuitization and Early Access Withdrawals are no longer available.

Lifetime Withdrawal Guarantee

Your Lifetime Withdrawal Guarantee provides lifetime withdrawals up to the Guaranteed Annual Withdrawal Amount for the lifetime of the Covered Life or for the lifetime of the last surviving Covered Life for a Joint Life Guarantee. Guaranteed Annual Withdrawal Amount is adjusted for Guaranteed Growth and Contract Value Step-Ups. The Lifetime Withdrawal Guarantee is only available if the younger Covered Life at the time of the first Lifetime Withdrawal is 55 or older. Termination of the Rider or the Contract will result in termination of payments under this guarantee (please refer to Section 9.16 — “Termination of the Guaranteed Growth and Income Benefit Rider” for more details).

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Calculating Lifetime Withdrawals

Guaranteed Annual Withdrawal Amount

You may take withdrawals annually up to the Guaranteed Annual Withdrawal Amount, which is calculated on every Contract Anniversary and is equal to the Lifetime Withdrawal Rate multiplied by the Withdrawal Benefit Base.

If the Guaranteed Annual Withdrawal Amount is greater than the Free Withdrawal Amount, Surrender Charges and any other applicable charges will apply (see Section 3.1 — “Transaction Charges” for details).

Lifetime Withdrawal Rate

The Lifetime Withdrawal Rate is used to determine the amount of your lifetime withdrawals (Guaranteed Annual Withdrawal Amount). The age at the time the Lifetime Withdrawal Guarantee is first exercised determines the Lifetime Withdrawal Rate. For a Single Life Guarantee, the Lifetime Withdrawal Rate is based on the Actual Age of the Covered Life at the time you exercise the Lifetime Withdrawal Guarantee. For a Joint Life Guarantee, the Lifetime Withdrawal Rate is based on the Actual Age of the younger Covered Life at the time you exercise the Lifetime Withdrawal Guarantee (referred to as “age” or “Actual Age” in the section below).

Age-Banded Lifetime Withdrawal Rates for Guaranteed Growth and Income Benefit II:

Actual Age at the Start of Withdrawal Phase		Lifetime Withdrawal Rate for Single Life Guarantee	Lifetime Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	65	4.00%	3.50%
65	70	4.50%	4.00%
70 and over		5.00%	4.50%

Lifetime Withdrawal Rate after Step-Up

If a Step-Up occurs during the Withdrawal Phase, the Contract is eligible to receive the Lifetime Withdrawal Rate for the current age.

Example:  Contract is purchased at age 59; withdrawals start at age 63 at a Lifetime Withdrawal Rate of 4.00%. Step-Up occurs at age 67; the new Lifetime Withdrawal Rate is 4.50%.

Effect of Withdrawals On Withdrawal Benefit Base

Effect of Withdrawals less than Guaranteed Annual Withdrawal Amount

If your total withdrawals in a Contract Year do not exceed the Guaranteed Annual Withdrawal Amount, the Withdrawal Benefit Base will not be reduced. The Withdrawal Benefit Base remains equal to the Withdrawal Benefit Base just prior to the withdrawal.

If you elect to take less than or none of the Guaranteed Annual Withdrawal Amount in any given Contract Year, the Guaranteed Annual Withdrawal Amount is not increased in subsequent Contract Years for the amount not taken. You cannot carry over any unused Guaranteed Annual Withdrawal Amounts to any future Contract Years.

Example:  Suppose that the Guaranteed Annual Withdrawal Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Withdrawal Amount will not increase by $500 in the next Contract Year or in any future Contract Year.

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Effect of Withdrawals more than Guaranteed Annual Withdrawal Amount (Excess Withdrawals)

In each Contract Year, when there is Contract Value remaining, you may withdraw more than the Guaranteed Annual Withdrawal Amount in effect at the time of the withdrawal request, up to the current Contract Value.

Excess Withdrawals. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Withdrawal Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Withdrawal Benefit Base by more than the dollar amount of your Excess Withdrawal. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Withdrawal Amount.

Excess Withdrawal Amount = Total Withdrawal – remaining portion of the Guaranteed Annual Withdrawal Amount (prior to the withdrawal)

Excess Withdrawals reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Excess Withdrawal, and

(2)	is the greater of zero and the difference between (i) and (ii) where:

(i)	is the Contract Value immediately prior to the Excess Withdrawal, and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the Excess Withdrawal.

Please see the “Guaranteed Growth and Income Benefit Rider: Excess Withdrawals” example in “Appendix A: Numerical Examples.”

If the Withdrawal Benefit Base is reduced by an Excess Withdrawal, your Guaranteed Annual Withdrawal Amount will be reduced on the Contract Anniversary following the Excess Withdrawal.

At the time you request the withdrawal (whether over the telephone or via a withdrawal form provided by the Company), the Company will provide information necessary to determine if the requested withdrawal amount would result in Excess Withdrawal treatment and thus reduce the Withdrawal Benefit Base. You may also contact the Company’s Customer Service at any time to determine whether a contemplated withdrawal would result in Excess Withdrawal treatment.

Effect of Withdrawals in the Withdrawal Phase to Pay Investment Advisor Fees

The fees you pay your investment advisor are separate from and in addition to the fees and charges described in this prospectus. If you elect to have these fees deducted from your contract through withdrawals, such withdrawals will impact the Lifetime Withdrawal Guarantee in the same manner as all Lifetime Withdrawals (described above).

9.8. Systematic Withdrawals

Systematic withdrawals may be taken under either of the Withdrawal Options. The maximum systematic withdrawal amount is the Free Withdrawal Amount. However, systematic withdrawals can still be taken for the full Guaranteed Annual Withdrawal Amount in the Withdrawal Phase, even if it exceeds the Free Withdrawal Amount, but surrender charges will apply once the Free Withdrawal Amount has been depleted.

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9.9. Required Minimum Distributions and the Guaranteed Growth and Income Benefit Rider

If you are obligated to take Required Minimum Distributions (due to IRS rules), and your Contract has been in effect through at least one calendar year-end, you can elect Required Minimum Distribution (RMD) withdrawals. You may elect to take your distributions as a one-time or systematic withdrawal. The Company will automatically calculate your distribution each calendar year-end. RMD calculations will be limited to your Penn Mutual Contract only.

Required Minimum Distributions in the Deferral Phase

In order to receive the RMDs from this Contract in the Deferral Phase without initiating the Lifetime Withdrawal Guarantee, the Company must receive a request to take RMDs as Early Access Withdrawals. The Contract will then remain in the Deferral Phase, and each RMD will reduce the Withdrawal Benefit Base and the Guaranteed Growth Base as outlined in the “Deferral Phase — Early Access Withdrawal Option” paragraph in Section 9.7 — “Withdrawal Options under the Rider.”

Required Minimum Distributions in the Withdrawal Phase

RMD withdrawals in the Withdrawal Phase are subject to more favorable Excess Withdrawal treatment. Such treatment is contingent on your acceptance of the Company’s calculations of the RMD amounts, and RMD calculations will be limited to your Penn Mutual Contract only.

In the Withdrawal Phase, upon receipt of the written notification of the election of RMD withdrawals by the Company, the benefit will be treated as follows:

•

Every Contract Year the Guaranteed Annual Withdrawal Amount will be calculated as outlined above. This amount will not be changed based on the RMD requirement (which will be calculated every calendar year-end).

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.

•	If you elect to receive RMD withdrawals and the RMD amount is less than the Guaranteed Annual Withdrawal Amount, you will receive the RMD amount.

Please see the “RMD and Guaranteed Growth and Income Benefit Rider” example in “Appendix A: Numerical Examples.”

If your RMD amount exceeds your Guaranteed Annual Withdrawal Amount, you will have to withdraw more than the Guaranteed Annual Withdrawal Amount. Any RMD amount that is not taken as required will be subject to an imposition of the 50% excise tax as prescribed by federal law. RMD amounts may include a percentage of the value of all benefits under the Contract, which may include the present value of benefits under the Guaranteed Growth and Income Benefit Rider and other Contract provisions. Required Minimum Distributions from an Individual Retirement Annuity are always taxable.

9.10. 72 (q)/(t) Considerations

If a withdrawal is taken from the annuity before age 59 1/2, the IRS generally imposes a 10% early withdrawal penalty on such distributions. However, substantially equal periodic payments under IRC Section 72(q)/72(t) are exempt from the 10% penalty tax on early distributions. If you choose to exercise this option, you will be required to irrevocably choose one of the three acceptable methods (as defined by IRS regulations) and receive these payments until the later of five years or attainment of age 59 1/2.

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If you wish to take withdrawals under the Code Sections 72(q) or 72 (t) (“72 (q)/(t)”) prior to age 59 1/2, you may do so systematically. If Lifetime Withdrawals are available to you (based on the Actual Age of the younger Covered Life), your Lifetime Withdrawal Guarantee will be exercised, and the Contract will move into the Withdrawal Phase. If you do not wish to exercise your Lifetime Withdrawal Guarantee, at the time the withdrawal is requested, you must request that the withdrawal be treated as an Early Access Withdrawal. The Contract will then remain in the Deferral Phase. If you are not yet eligible for the Lifetime Withdrawal Guarantee at the time the withdrawal is requested, the 72 (q)/(t) withdrawal will be automatically treated as an Early Access Withdrawal.

72 (q)/(t) withdrawals do not receive any special treatment under the Rider. If you take them as Early Access Withdrawals, the Withdrawal Benefit Base will be reduced as outlined under the “Deferral Phase — Early Access Withdrawal Option” paragraph of Section 9.7 — “Withdrawal Options under the Rider”. If 72 (q)/(t) withdrawals are taken under the Lifetime Withdrawal Guarantee and the amount of the withdrawal exceeds the Guaranteed Annual Withdrawal Amount, it will be subject to an Excess Withdrawal treatment.

At the end of your 72 (q)/(t) withdrawal period, withdrawal options are available to you if you wish to continue receiving distributions. You will be contacted in writing about your withdrawal options. If no response is received, distributions will end after your last 72 (q)/(t) payment.

9.11. Investment Allocation Options

Investment limitations and restrictions will be effective on the day the Contract enters the Withdrawal Phase. Once the investment allocation restrictions become effective, you must choose new allocations that satisfy the investment restrictions. If you attempt to allocate to Subaccounts which are not on the list of available options described below or to the Fixed Interest Options, or if you do not specify a change to your allocations when you enter the Withdrawal Phase, the Company will move the funds from Subaccounts which are not on the list to the Money Market Fund. You may specify a new allocation among Subaccounts on the list of available options at any time.

If you terminate the Rider, you will no longer be subject to investment allocation limitations and restrictions.

The Fixed Account

Fixed Interest Options are not available with the presence of this Rider. Purchase Payments or transfers directed to the Fixed Interest Options will not be accepted.

The Separate Account

Upon entering the Withdrawal Phase of the Rider, you will be subject to limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts. We reserve the right to add or change limitations and the way we administer them in the future, as well as to enforce limitations and restrictions in the Deferral Phase. Any change to investment options, limitations, or restrictions will be communicated to the Contract Owner 60 days prior to the date such change becomes effective, and the changes may apply to existing and new purchasers of this benefit.

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The list of Subaccounts available as investment options in the Withdrawal Phase of the Rider is limited. This list is subject to change, and you will be notified in writing 60 days prior to any such change. The restrictions in place allow you to allocate your Purchase Payments to, and make transfers between, the following Subaccounts only:

Penn Series Funds, Inc.	Adviser / Sub-adviser
Money Market Fund	Penn Mutual Asset Management, LLC
Limited Maturity Bond Fund	Penn Mutual Asset Management, LLC
Quality Bond Fund	Penn Mutual Asset Management, LLC
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Penn Mutual Asset Management, LLC
Index 500 Fund	SSGA Funds Management, Inc.
Small Cap Index Fund	SSGA Funds Management, Inc.
Developed International Index Fund	SSGA Funds Management, Inc.
Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderate Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Conservative Allocation Fund	Penn Mutual Asset Management, LLC
Conservative Allocation Fund	Penn Mutual Asset Management, LLC

Purchase Payments or transfers directed to the Subaccounts that are not listed above will not be accepted.

9.12. What if the Withdrawal Benefit Base or Contract Value is reduced to zero?

Effect of Withdrawal Benefit Base reducing to Zero

If the Withdrawal Benefit Base reduces to zero, and the Contract Value is greater than zero, the Withdrawal Benefit Base will be reset to the Contract Value on the next Contract Anniversary, unless the Contract Owner sends a written notice to the Company requesting to terminate the Rider. Upon this reset, the Guaranteed Annual Withdrawal Amount will be recalculated, and the guarantee will continue based on the recalculated values.

If the Withdrawal Benefit Base reduces to zero, and the Contract Value also reduces to zero, the Contract will be terminated.

Effect of Contract Value reducing to Zero

If the Contract Value is reduced to zero and any benefits are due under the Lifetime Withdrawal Guarantee, payments will continue annually according to the guarantee as described below. No Subsequent Purchase Payments will be accepted once the Contract Value is reduced to zero.

If the Contract Value reduces to zero in the Deferral Phase:

•

If the Withdrawal Benefit Base is greater than zero and you are eligible for the Lifetime Withdrawal Guarantee (based on age of the younger Covered Life), the Contract will be annuitized. The Guaranteed Annual Withdrawal Amount will be determined based on Withdrawal Benefit Base at the time of Annuitization and the then applicable Lifetime Withdrawal Rate (based on age of the younger Covered Life); Guaranteed Growth Increases will no longer apply.

•	If the Withdrawal Benefit Base is greater than zero but you are not yet eligible for the Lifetime Withdrawal Guarantee (based on age of the younger Covered Life), the Contract will be terminated.

•	If the Withdrawal Benefit Base also goes to zero, the Contract will be terminated.

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If the Contract Value reduces to zero in the Withdrawal Phase:

•

If the Withdrawal Benefit Base is greater than zero, the Contract will be annuitized at the Guaranteed Annual Withdrawal Amount using the Withdrawal Benefit Base at the time of Annuitization and the Lifetime Withdrawal Rate. Payments will continue for the lifetime of the Covered Life(ves).

•	If the Withdrawal Benefit Base also reduces to zero, the Contract will be terminated.

9.13. What happens on the Annuity Date under the Rider?

The Annuity Date is specified in your Contract, and may be changed by your written request. On the Annuity Date, the Contract Value must be annuitized (please, see Section 6 — “The Annuity Payout Period”).

If the Guaranteed Growth and Income Benefit Rider is in effect on the Annuity Date described in your Contract, you will be offered an annuitization option which guarantees annuity payments in an amount at least equal to your Guaranteed Annual Withdrawal Amount. You may choose among the following options at annuitization:

(1)	Surrender the Contract and receive a Surrender Value,

(2)	Apply the Contract Value to any of the Annuity Options described in the “Annuity Options” section of the Contract,

(3)	Annuitize your Contract under the terms of the Rider.

If the Contract is surrendered or if the Contract Value is applied to an Annuity Option described in the Contract, the Lifetime Withdrawal Guarantee will expire. If the Contract is annuitized under the terms of the Rider, the annuity payments will continue according to the Lifetime Withdrawal Guarantee.

Annuitization under the terms of the Rider. Under the terms of the Rider, if both the Contract Value and the Withdrawal Benefit Base are greater than zero on the Annuity Date, your Contract will be annuitized as follows:

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If the Contract is in the Deferral Phase as of the Annuity Date, it will be annuitized at the Guaranteed Annual Withdrawal Amount using the Lifetime Withdrawal Rate applicable at the time of Annuitization (based on the Actual Age of the younger Covered Life). This amount will be payable annually for the last surviving Covered Life’s Lifetime. After Annuitization, Guaranteed Growth Increases and Step-Ups will no longer apply.

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If the Contract has entered the Withdrawal Phase, it will be annuitized at the Guaranteed Annual Withdrawal Amount effective at the time of Annuitization. This amount will be payable annually during the lifetime of the last surviving Covered Life. After Annuitization, Step-Ups will no longer apply.

You must select an Annuity Option at least 30 days prior to the Annuity Date. If the Guaranteed Growth and Income Benefit Rider is in effect when the maximum maturity date has been reached, and you did not specify an option you wish to exercise, your Contract will be annuitized under the conditions of the Rider.

When your Contract is annuitized, your payment schedule and the amount are fixed and cannot be altered. You will not be able to change to a different Annuity Option after the Contract is annuitized.

If the Contract is annuitized based on the Rider’s Lifetime Withdrawal Guarantee, the Death Benefit is no longer payable. Also, any favorable treatment of RMD withdrawals under the Rider no longer applies, as such distributions are no longer required. If the remaining payments due each Contract Year are less than $100, the remaining annuity payments will be commuted and a lump sum will be paid.

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Annuitization under the Rider provisions vary in New York — please see “Appendix B: State Variations” for details.

9.14. What happens upon death under the Rider?

The Guaranteed Growth and Income Benefit Rider will terminate upon the death of the sole Covered Life for a Single Life Guarantee, or later death of both Covered Lives for a Joint Life Guarantee. The Death Benefit will then be distributed according to the death settlement options available under the terms of the Base Contract.

If the sole Annuitant dies, and there is a Joint Life Guarantee, the surviving Covered Life (as sole primary Beneficiary) may take the Standard Death Benefit payout and thus terminate the Rider. The Surviving Covered Life may also continue the Rider as-is, if permitted by federal law (continuation of the Contract is subject to distribution requirements upon the Contract Owner’s death according to IRS regulations).

Upon Contract Owner’s death, Contract Value will be payable to the Beneficiary and both the Contract and the Rider will terminate, unless there is a surviving Covered Life, who, as sole primary Beneficiary, continues the Contract (under Spousal Step-In ) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

9.15. Removing the Guaranteed Growth and Income Benefit Rider from your Contract

You can cancel the Guaranteed Growth and Income Benefit Rider any time on or after the third Contract Anniversary by sending a written request to the Company to do so. All charges for the Rider, Investment Allocation Restrictions and guaranteed payments will cease upon Rider termination.

9.16. Termination of the Guaranteed Growth and Income Benefit Rider

Upon the earliest of the following, the Guaranteed Growth and Income Benefit Rider will be terminated, but the Contract will remain in force:

(1)	At any time on or after the third Contract Anniversary, immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(2)	Upon a change in ownership (or assignment) of the Contract unless:

(a)	The new Contract Owner or assignee assumes full ownership of the Contract and is essentially the same person, such as:

(i)	an individual ownership changed to a personal revocable trust, or

(ii)	an eligible spousal Beneficiary who is also the surviving Covered Life elects to become the Successor Owner of the Contract and the Rider upon Contract Owner’s death, or

(iii)	a change to the Contract Owner’s spouse during the Contract Owner’s lifetime, or

(iv)	a change to a court appointed guardian representing the Contract Owner during the Contract Owner’s lifetime; or

(b)	The assignment is for the purposes of effectuating a 1035 exchange of the Contract.

(3)	Spousal Step-In of a Contract with a Single Life Guarantee upon the Contract Owner’s death (where the Contract Owner is the sole Covered Life);

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(4)	Termination of the Enhanced Death Benefit (if purchased together with this Rider);

(5)	Annuitization under the Base Contract.

Upon Rider termination:

•	Charges for the Rider stop accruing,

•	Investment Allocation restrictions no longer apply, and

•	Guaranteed withdrawals available under the Rider will terminate.

If the Contract is terminated, the Rider will also terminate. Both the Contract and the Rider will terminate upon the earlier of:

(a)	Full surrender of the Contract;

(b)	Death of the Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee;

(c)	Standard Death Benefit is paid to surviving Covered Life (as sole primary Beneficiary) upon the death of the sole Annuitant with a Joint Life Guarantee (where the deceased Annuitant is one of the Covered Lives);

(d)	Contract Value is paid as a death settlement upon the death of the Contract Owner (who is one of the Annuitants and one of the Covered Lives under the Joint Life Guarantee), but the surviving Annuitant / Covered Life is not permitted to continue the Contract by federal law;

(e)	The Contract Value is reduced to zero and the Withdrawal Benefit Base is also reduced to zero;

(f)	The Contract Value is reduced to zero and you are not eligible for a Lifetime Withdrawal Guarantee based on your age as defined in your Contract, regardless of the value of the Withdrawal Benefit Base.

Termination provisions may vary by state — please see “Appendix B: State Variations” for details.

10. Combining the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders

10.1. Purchasing both the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders with your Contract

You may purchase both the Guaranteed Growth and Income Benefit and the Enhanced Death Benefit optional benefits at the time you purchase your Contract. This will be referred to as the “Combination Rider” in the section below.

The Combination Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue or the Rider Effective Date.

Issue Age Requirements

The strictest issue age requirement of the two stand-alone Riders must be met to purchase the Combination Rider. The Single Life Guarantee is available only if the Covered Life is between the ages of 35 and 75 on the Rider Effective Date. The Joint Life Guarantee is available only if, on the Rider Effective Date, both Covered Lives are between the ages of 35-75.

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A Covered Life must always meet issue age requirements at time of designation.

Issue age for the Combination Rider is determined by the Age Nearest Birthday of the Covered Life(ves).

Owner / Annuitant Requirements

For a Single Life Guarantee to be issued, the Covered Life under the Combination Rider must be the sole Annuitant. The Covered Life must also be a Contract Owner unless the Contract Owner is an entity. Single Life Guarantee is not available if Joint Annuitants are named in the Contract.

For a Joint Life Guarantee to be issued, the first Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non-Owner Covered Life must be the sole primary Beneficiary. If Covered Lives are both Contract Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity.

Covered Life(ves) cannot be changed after the Rider Effective Date, except under conditions outlined in “Replacing a Covered Life Under a Joint Life Guarantee” below.

10.2. Single and Joint Life Guarantees

The Combination Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are measured using the age and lifetime of the Covered Life, and the Enhanced Death Benefit is payable on death of the Covered Life. Under a Joint Life Guarantee, all Rider features are measured using the age of the younger Covered Life. If a Joint Life Guarantee is elected, upon the first death of a Covered Life, the surviving Covered Life can choose to continue the Contract12 and the Combination Rider, and the Enhanced Death Benefit will then be payable to the Beneficiary upon the death of the surviving Covered Life. You must specify both Covered Lives in the Application for a Joint Life Guarantee. A death benefit available at the death of the Owner (or Annuitant if the Owner is a non-natural person) prior to the later death of the Covered Lives is Contract Value only.

If you elect a Joint Life Guarantee for the Guaranteed Growth and Income Benefit Rider, your Enhanced Death Benefit automatically becomes a Joint Life Guarantee.

Converting a Single Life Guarantee to a Joint Life Guarantee

You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Rider Effective Date.

Converting a Joint Life Guarantee to a Single Life Guarantee

While both Covered Lives are living, if you have not started withdrawals under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, you may convert a Joint Life Guarantee to a Single Life Guarantee under the following conditions:

•	Death of a Covered Life

•	Removal of a Covered Life by the Contract Owner(s).

12	Federal tax regulations may require that a distribution take place upon Contract Owner’s death, unless spousal continuation is exercised. If spousal continuation is not exercised or not permitted by the IRS regulations, the death benefit will be paid out, and both the Contract and the Rider will terminate.

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Once the Rider is converted to a Single Life Guarantee, the Rider Charge will change from Joint to Single, and no additional Covered Life may be added in the future. Upon conversion from a Joint Life Guarantee to a Single Life Guarantee, the withdrawal rates may be adjusted based on the age of the single covered life.

If you have started withdrawals under the Lifetime Withdrawal Guarantee of the Rider, the Joint Life Guarantee cannot be converted to a Single Life Guarantee. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant requirements are satisfied), but the charge for the Rider would remain at the Joint Life Guarantee charge, and all features and benefits of the Rider will continue to be based upon the age/lifetime of the original Covered Lives.

Replacing a Covered Life Under a Joint Life Guarantee

If you have not started withdrawals under the Lifetime Withdrawal Guarantee of the Guaranteed Growth and Income Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, a Covered Life may be replaced by the Contract Owner(s). All features and benefits of the Combination Rider will be based on the age of the younger Covered Life (after replacement), and any Covered Life must also meet issue age requirements at the time of designation.

If you have started withdrawals under the Lifetime Withdrawal Guarantee of the Combination Rider, the Covered Life cannot be replaced. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant designation requirements are satisfied), but no additional Covered Life may be added in the future, and the Rider Charge would remain at the Joint Life Guarantee charge.

Impact of Divorce

Upon divorce, unless the divorce decree provides otherwise, you have the following options:

(1)	change the Combination Rider from a Joint Life Guarantee to a Single Life Guarantee (subject to conditions outlined under “Converting a Joint Life Guarantee to a Single Life Guarantee” above);

(2)	keep the Joint Life Guarantee, but replace a Covered Life (subject to conditions outlined under “Replacing a Covered Life under a Joint Life Guarantee” above); or

(3)	terminate the Combination Rider, thereby eliminating the Lifetime Withdrawal Guarantee and the Enhanced Death Benefit.

The Company will attempt to accommodate any other arrangements provided in a divorce decree.

10.3. What happens upon death under the Combination Rider?

The Combination Rider will terminate upon the death of the sole Covered Life for a Single Life Guarantee, or later death of both Covered Lives for a Joint Life Guarantee. The Death Benefit, including the Death Benefit Enhancement provided by this Rider, will then be distributed as described below.

The Enhanced Death Benefit is payable upon the death of the Covered Life under the Single Life Guarantee, or the later death of both Covered Lives under the Joint Life Guarantee. The amount payable is the Death Benefit Enhancement, which is the amount by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract. The Death Benefit Enhancement amount is determined as of the date our Administrative Office receives proof of death of the Covered Life (both Covered Lives for a Joint Life Guarantee) such as a death certificate or other official document establishing death, and other documents required to process the payment.

If the Enhanced Death Benefit Base is less than or equal to the Standard Death Benefit, no Death Benefit Enhancement is payable. The maximum Death Benefit Enhancement amount we will pay is $1,000,000 (this cap will apply at the time the death benefit is calculated). The Death Benefit Enhancement will be payable before the Annuity Date, until Actual Age 95 of the younger Covered Life under the Rider, or until the Contract Value reaches zero, if earlier.

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Under a Single Life Guarantee:

If the sole Contract Owner is also the sole Annuitant and sole Covered Life, then:

(a)	Upon the death of the sole Contract Owner / Annuitant / Covered Life, the death benefit, including any Death Benefit Enhancement payable under the Combination Rider, will be paid to the Contract Owner’s Beneficiary. If permitted by federal law, a spouse of the deceased Contract Owner may exercise Spousal Step-In according to the terms of the Contract, but the Combination Rider will terminate.

If the sole Contract Owner is not the sole Annuitant and Covered Life, then:

(a)	Upon Annuitant’s death where the Contract Owner is an entity, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner.

On a jointly owned Contract:

(a)	Upon death of the sole Annuitant who is the Covered Life under the Combination Rider, the death benefit, including any Death Benefit Enhancement payable under the Combination Rider, will be paid to the surviving Contract Owner, who is deemed to be sole primary Beneficiary under the Beneficiary provision of the Contract. The surviving spousal Contract Owner may also choose to exercise Spousal Step-In according to the terms of the Contract if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death), but the Combination Rider will terminate.

(b)	Upon death of the Contract Owner who is not the Annuitant and sole Covered Life, the surviving spousal Contract Owner, who is also the sole Annuitant and the Covered Life under the Combination Rider, may continue the Contract and the Combination Rider if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). Surviving Contract Owner may also choose to receive the Contract Value as a death settlement.

Under a Joint Life Guarantee:

If the sole Contract Owner is the sole Annuitant, then:

(a)	Upon death of the Covered Life who is the sole Annuitant and the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)	Upon death of the Covered Life who is designated as the Contingent Annuitant and who is not the Contract Owner, no death benefit is payable, and the Contract Owner may continue the Contract and the Combination Rider as sole Annuitant and Covered Life.

If the sole Contract Owner is the Contingent Annuitant named in the Contract, then:

(a)	Upon death of the Annuitant who is not the Contract Owner, the surviving Contract Owner who is also the surviving Covered Life, will become the Annuitant and continue the Contract and the Combination Rider as-is.

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(b)	Upon death of the Contract Owner who is also the Contingent Annuitant in the Contract, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value as a death settlement (and thus terminate the Contract and the Combination Rider), or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

If there is only one Contract Owner and Joint Annuitants are named in the Contract:

(a)	Upon death of the Annuitant or Joint Annuitant who is also the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value as a death settlement (and thus terminate the Contract and the Combination Rider), or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). The Standard Death Benefit is not payable until the later death of Annuitant and Joint Annuitant.

(b)	Upon death of the Covered Life who is not the Contract Owner and is named as Annuitant or Joint Annuitant, no death benefit is payable, and the Contract Owner may continue the Contract and Combination Rider as sole Annuitant and Covered Life.

On a jointly owned Contract with a sole Annuitant:

(a)	Upon death of the sole Annuitant, the surviving Contract Owner, who is also the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)	Upon death of the Contract Owner named as Contingent Annuitant who is also a Covered Life, no death benefit will be paid. The surviving Contract Owner who is the Annuitant and surviving Covered Life may continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). If continuation is not permitted by federal law, the surviving Contract Owner may receive the Contract Value as the death settlement (and thus terminate the Contract and the Rider).

On a jointly owned Contract with Joint Annuitants:

(a)	Upon first death, the surviving Contract Owner who is also the surviving Annuitant and surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value (and thus terminate the Contract and the Combination Rider), or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)	Upon later death, the death benefit, including any Death Benefit Enhancement payable under this Combination Rider, will be paid to the Contract Owner’s Beneficiary(ies).

10.4. Rider Charge

If you purchase the Combination Rider, you will pay a reduced charge for the Enhanced Death Benefit Rider. Current and maximum charges, as well as the maximum charge increases, for the Guaranteed Growth and Income Benefit Rider and the Enhanced Death Benefit Rider when purchased in combination are summarized in the “Rider Charges” subsection of Section 3.2 — “Periodic Charges”.

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10.5. Investment Allocation Options

If you purchase the Guaranteed Growth and Income Benefit Rider and Enhanced Death Benefit Rider together, you will be subject to the most restrictive limitation and requirements of the two stand-alone Riders in regards to your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts. Currently, the Investment Allocation Options available with the Guaranteed Growth and Income Benefit Rider supersede those of the Enhanced Death Benefit Rider. The Investment Allocation Options are designed to reduce the overall volatility of your Contract and to limit the Company’s risk under the Riders. During rising markets, the Investment Allocation Options could cause your Contract Value to rise less than would be the case had you been invested in more aggressive investment strategies. Conversely, in declining markets, the Investment Allocation Options could cause your Contract Value to decline less than would be the case had you been invested in more aggressive investment strategies. These options are described in detail in Section 9.11 — “Investment Allocation Options”.

We reserve the right to add or change limitations and the way we administer them in the future. Any change to investment options, limitations, or restrictions will be communicated to the Contract Owner 60 days prior to the date such change becomes effective, and the changes may apply to existing and new purchasers of this benefit.

If you terminate the Guaranteed Growth and Income Benefit Rider and Enhanced Death Benefit Rider, which can only be done simultaneously, you will no longer be subject to these limitations and restrictions.

10.6. Removal or Termination of the Guaranteed Growth and Income and Enhanced Death Benefit Combination Rider

You can cancel the Combination Rider at any time on or after the third Contract Anniversary. You cannot terminate each Rider independently.

11. Inflation Protector Withdrawal Benefit

The Inflation Protector Withdrawal Benefit Rider may not be available in all states. Please check with your financial advisor to determine availability.

11.1. Benefit Overview and Important Information

Benefit Overview

Living Benefit Guarantee.  The Inflation Protector Withdrawal Benefit (also referred to as “Rider” throughout this section) is an optional benefit that provides a Living Benefit Guarantee. This Rider provides for Living Benefit Withdrawals that are adjusted for Inflation Increases and market Step-Ups. The Living Benefit Guarantee provides a choice of withdrawals for either –

1)	the lifetime of the last surviving Covered Life under the Lifetime Withdrawal Guarantee, or

2)	the earlier of the Standard Withdrawal Benefit Balance reducing to zero or the lifetime of the last surviving Covered Life under the Standard Withdrawal Guarantee.

The Inflation Increase provides a compound interest increase to the Withdrawal Benefit Base, while market Step- Ups lock in Contract Value annually (if higher than the Withdrawal Benefit Base after the Inflation Increase is credited). The Withdrawal Benefit Base is accumulated in this way both before and after withdrawals under the Living Benefit Guarantee are exercised (Inflation Increases may expire under certain conditions).

The Living Benefit Withdrawal is based on this Withdrawal Benefit Base and provides income at eligible ages.

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Under the Lifetime Withdrawal Guarantee, lifetime income is guaranteed as a percentage of the Withdrawal Benefit Base that varies with the age of the younger Covered Life and the number of years that Purchase Payments have been in the Contract (if applicable) at the time the Lifetime Withdrawal Guarantee is exercised.

Under the Standard Withdrawal Guarantee, income for the earlier of the Standard Withdrawal Benefit Balance reducing to zero or life is guaranteed as a percentage of the Withdrawal Benefit Base. The percentage is selected by the Contract Owner at the time the Standard Withdrawal Guarantee is elected. The available percentages vary with the then applicable Lifetime Withdrawal Rate, the Standard Withdrawal Rate Threshold, and the age of the younger Covered Life at the time the Standard Withdrawal Guarantee is exercised.

This Rider is appropriate for someone who is seeking guaranteed income which grows with inflation, but also wants to stay invested in the securities market to allow for potentially higher growth in Contract Value and market Step-Ups of the Withdrawal Benefit Base. Income under the Lifetime Withdrawal Guarantee and the Standard Withdrawal Guarantee becomes available starting at age 55. Withdrawal percentages are based on the age of the younger Covered Life, if you elect the Joint Life Guarantee.

The Annuity Payout Period (Annuitization) may begin under certain conditions of the Rider and may be payable at the Guaranteed Annual Withdrawal Amount according to the Rider. For further information, please see Section 11.15 — “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” and Section 11.16 — “What happens on the Annuity Date under the Rider”.

Important Information about the Rider:

•	The Rider is an optional benefit added to your Contract; it provides various benefits described in this prospectus for an additional charge.

•	Termination of the Contract results in termination of this Rider. Termination of the Rider or the Contract will result in termination of guaranteed living benefit withdrawals.

•	The Rider Charges are non-refundable, whether or not you take withdrawals while the Rider is in effect.

•	All withdrawals, including the withdrawals taken while the Rider is in effect, reduce your Contract Value and death benefit.

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All withdrawals, including the Free Withdrawal Amount, will be subject to the terms of the Rider. If the withdrawal amount is greater than the Free Withdrawal Amount (whether or not it is below the Guaranteed Annual Withdrawal Amount), it will be subject to Surrender Charges (See “Surrender Charge” subsection of Section 3.1 — “Transaction Charges” for details) and any other applicable charges.

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Your Contract is subject to limitations on your Fixed Interest and Subaccount allocations according to the terms of the Rider. The Company can change these limitations with 60 days prior notice to you, and may do so as a result of changes in the economic environment or for changes in the Subaccount options available under the Contract.

•	Excess Withdrawals may reduce future benefits by more than the dollar amount of the Excess Withdrawal, and may result in one or more of the following:

i)	a permanent reduction in your future Guaranteed Annual Withdrawal Amount;

ii)	termination of the Rider;

iii)	termination of the Contract.

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To determine if your withdrawal would be considered an Excess Withdrawal and/or to find out what your Guaranteed Annual Withdrawal Amount would be after the Excess Withdrawal is taken, please contact Customer Service prior to requesting the withdrawal.

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Withdrawals from tax-qualified contracts during the Withdrawal Phase up to the amount of Required Minimum Distributions are not considered Excess Withdrawals and do not incur the adverse consequences of Excess Withdrawals under the Rider).

11.2. Purchasing the Inflation Protector Withdrawal Benefit Rider with your Contract

At the time you purchase your Contract, you have the option to purchase an Inflation Protector Withdrawal Benefit Rider for an additional charge. This Rider may not be added after you purchase the Contract. The Rider Effective Date is the Contract Date. This Rider may also be purchased in combination with the Enhanced Death Benefit Rider (see Section 8 — “Enhanced Death Benefit” and Section 12 — “Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders” for more information). If you purchase the Rider in combination with the Enhanced Death Benefit Rider, you will not be able to terminate them independently in the future.

The Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue or the Rider Effective Date.

Issue Age Requirements

The Single Life Guarantee is available only if the Covered Life is between the ages of 35 and 80 on the Rider Effective Date. The Joint Life Guarantee is available only if, on the Rider Effective Date, the older Covered Life is between the ages of 35-85, and the younger Covered Life is between the ages of 35-80.

A Covered Life must always meet issue age requirements at time of designation.

Issue age for the Rider is determined by the Age Nearest Birthday of the Covered Life(ves).

Owner / Annuitant Requirements

For a Single Life Guarantee to be issued, the Covered Life under the Rider must be the sole Annuitant. The Covered Life must also be a Contract Owner unless the Contract Owner is an entity. Single Life Guarantee is not available if Joint Annuitants are named in the Contract.

For a Joint Life Guarantee to be issued, the first Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non-Owner Covered Life must be the sole primary Beneficiary. If Covered Lives are both Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity.

Covered Life(ves) cannot be changed after the Rider Effective Date, except under conditions outlined in “Replacing a Covered Life Under a Joint Life Guarantee” below.

Example Owner / Annuitant arrangements permitted under the Rider:

Single Life Guarantee:

Contract Owner(s)	Annuitant	Covered Life

John Smith	John Smith	John Smith

John Smith + Elisabeth Smith	John Smith	John Smith

John Smith + Elisabeth Smith	Elisabeth Smith	Elisabeth Smith

Entity	John Smith	John Smith

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Joint Life Guarantee:

Contract Owner(s)	Annuitant	Joint Annuitant (Non-Qualified Contract 1035 Exchanges Only)	Contingent Annuitant	Covered Lives

John Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith		Elisabeth Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	John Smith	Elisabeth Smith		John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith		John Smith	John Smith + Elisabeth Smith

John Smith + Elisabeth Smith	Elisabeth Smith	John Smith		John Smith + Elisabeth Smith

11.3. Single and Joint Life Guarantees

The Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are measured using the age and lifetime of the sole Covered Life, who is also the sole Annuitant. Under a Joint Life Guarantee, all Rider features are measured using the age of the younger Covered Life, and all lifetime benefits are payable over the lifetime of the last survivor of the Covered Lives. You must specify both Covered Lives in the Application for a Joint Life Guarantee.

Converting a Single Life Guarantee to a Joint Life Guarantee

You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Rider Effective Date.

Converting a Joint Life Guarantee to a Single Life Guarantee

If you have not started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, you may convert a Joint Life Guarantee to a Single Life Guarantee under the following conditions:

•	Death of a Covered Life

•	Removal of a Covered Life by the Contract Owner(s).

Once the Rider is converted to a Single Life Guarantee, all Single Life Guarantee Rider features and benefits provided under the Rider will apply, and no additional Covered Life may be added in the future.

If you have started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Rider, the Joint Life Guarantee cannot be converted to a Single Life Guarantee. The Covered Life can be removed

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from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant requirements are satisfied), but the features and benefits provided under a Joint Life Guarantee will still apply.

Replacing a Covered Life Under a Joint Life Guarantee

If you have not started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, a Covered Life may be replaced by the Contract Owner(s). All features and benefits of the Rider will be based on the age of the younger Covered Life (after replacement), and any Covered Life must also meet issue age requirements at time of designation.

If you have started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Rider, the Covered Life cannot be replaced. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant designation requirements are satisfied), but no additional Covered Life may be added in the future, and the features and benefits provided under a Joint Life Guarantee would still apply.

Impact of Divorce

Upon divorce, unless the divorce decree provides otherwise, you have the following options:

(1)	change the Rider from a Joint Life Guarantee to a Single Life Guarantee (subject to conditions outlined under “Converting a Joint Life Guarantee to a Single Life Guarantee” above);

(2)	keep the Joint Life Guarantee, but replace a Covered Life (subject to conditions outlined under “Replacing a Covered Life under a Joint Life Guarantee” above); or

(3)	terminate the Rider, thereby eliminating the Living Benefit Guarantee.

The Company will attempt to accommodate any other arrangements provided in a divorce decree. Any change or transfer of ownership as a result of divorce is subject to the change in ownership provisions of the Contract.

11.4. Withdrawal Benefit Base

The Withdrawal Benefit Base is the amount used to determine the value of the Guaranteed Annual Withdrawal Amount for the Living Benefit Guarantee withdrawal options.

In the Deferral Phase, the Withdrawal Benefit Base can grow due to Inflation Increases, Step-Ups, or Subsequent Purchase Payments and decrease for Early Access Withdrawals. The period during which withdrawals are taken under one of the Living Benefit Guarantee withdrawal options is called the Withdrawal Phase. In the Withdrawal Phase, the Withdrawal Benefit Base may increase with Inflation Increases, or annual Step-Ups and decrease for Excess Withdrawals.

Subsequent Purchase Payments will not be permitted during the Withdrawal Phase.

How is the Withdrawal Benefit Base determined?

On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Purchase Payments received by the Company.

After the Rider Effective Date, the value of the Withdrawal Benefit Base is determined based on the Contract Phase.

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In the Deferral Phase, the Withdrawal Benefit Base increases by the dollar amount of each subsequent Purchase Payment. Each year on the Contract Anniversary until the end of the Deferral Phase Inflation Increase Period (described below), an Inflation Increase will be credited to the Withdrawal Benefit Base. After the Inflation Increase (if applicable) is credited, the Withdrawal Benefit Base will be evaluated for an Automatic Annual Step-Up opportunity until Actual Age 95 of the younger Covered Life or the Annuity Date (if earlier). The Withdrawal Benefit Base will decrease for Early Access Withdrawals (see the “Deferral Phase — Early Access Withdrawal Option” paragraph in Section 11.8 — “Withdrawal Options under the Rider — Deferral Phase” for more details).

At the time the Living Benefit Guarantee is first exercised, if the Contract Value is greater than the Withdrawal Benefit Base, then the Withdrawal Benefit Base will be set equal to the Contract Value.

Please, see the “Inflation Protector Withdrawal Benefit Rider: Withdrawal Benefit Base at the start of Living Benefit Guarantee withdrawals” example in “Appendix A: Numerical Examples” for details on how the Withdrawal Benefit Base is determined at the time you begin your Living Benefit Guarantee withdrawals.

The Guaranteed Annual Withdrawal Amount will be calculated based on the Withdrawal Benefit Base at that time.

In the Withdrawal Phase, each year on the Contract Anniversary until the end of the Withdrawal Phase Inflation Increase Period (described below) an Inflation Increase will be credited to the Withdrawal Benefit Base. After the Inflation Increase (if applicable) is credited, the Withdrawal Benefit Base will continue to be evaluated for an Automatic Annual Step-Up opportunity until Actual Age 95 of the younger Covered Life or the Annuity Date (if earlier). The Withdrawal Benefit Base will decrease for Excess Withdrawals (see the “Effect of Withdrawals on Withdrawal Benefit Base” subsection in Section 11.9 — “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee” and Section 11.10 — “Withdrawal Options under the Rider — Standard Withdrawal Guarantee under the Living Benefit Guarantee” for more details).

The Maximum Withdrawal Benefit Base is $10,000,000.

Inflation Increase of Withdrawal Benefit Base

On each Contract Anniversary, before the end of the Deferral Phase Inflation Increase Period in the Deferral Phase or the Withdrawal Phase Inflation Increase Period in the Withdrawal Phase, and if the Withdrawal Benefit Base is greater than zero, the Company will credit an Inflation Increase to the Withdrawal Benefit Base. The Inflation Increase is calculated on Contract Anniversary and equals the Inflation Factor multiplied by the average monthly Withdrawal Benefit Base over the prior Contract Year.

Inflation Factor. The Inflation Factor is calculated based on the Consumer Price Index for All Urban Consumers (CPI-U), which is published monthly by the Bureau of Labor Statistics of the U.S. Department of Labor on a one-month lag. If this Index is discontinued or a new index series is established on a different basis, the Company may establish a new basis for determining the Inflation Factor. The Contract Owner will be given at least 90-days notice prior to any such change.

CPI-U. The Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. It represents about 87% of the total U.S. population, counting almost all residents of urban and metropolitan areas. The CPI-U, or “headline inflation,” is the most comprehensive and widely used inflation measurement. Unlike the widely utilized core inflation, CPI-U includes goods with high price volatility such as food and energy.

The Inflation Factor applicable to the Contract on its Contract Anniversary will be determined at the beginning of the calendar month that contains the Contract Anniversary. The Inflation Factor equals the lesser of the Maximum Inflation Factor of 6% or the ratio of (1) to (2), where:

(1)	is the greater of zero and the difference between (a) and (b), where:

(a)	is the CPI-U released in the previous month (most recent release), and

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(b)	is the CPI-U released twelve months prior to the most recent release, and

(2)	is the CPI-U released twelve months prior to the most recent release.

Maximum Inflation Factor for Inflation Protector Withdrawal Benefit varies in New York — please see “Appendix B: State Variations” for details.

Average monthly Withdrawal Benefit Base.  The average monthly Withdrawal Benefit Base is used to calculate the annual Inflation Increase. The average monthly Withdrawal Benefit Base is the average monthly value (on each monthiversary) of the Withdrawal Benefit Base over the previous twelve months of the Contract Year.

Deferral Phase Inflation Increase Period.  In the Deferral Phase, the period of time during which Inflation Increases will be applied to the Withdrawal Benefit Base is defined as the Deferral Phase Inflation Increase Period.

The Deferral Phase Inflation Increase Period begins on the Rider Effective Date and lasts until the end of the Deferral Phase (see “Deferral Phase” paragraph in Section 11.6 — “Contract Phases under the Rider — Overview”).

Please see the “Inflation Protector Withdrawal Benefit Rider: Inflation Increase of Withdrawal Benefit Base in Deferral Phase” example in “Appendix A: Numerical Examples.”

Withdrawal Phase Inflation Increase Period — Lifetime Withdrawal Guarantee.  In the Withdrawal Phase under the Lifetime Withdrawal Guarantee (described in Section 11.9 — “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee”), Inflation Increases will be applied to the Withdrawal Benefit Base as long as the Contract Value is greater than zero within the Withdrawal Phase.

If at some point in the Withdrawal Phase under the Lifetime Withdrawal Guarantee the Contract Value reduces to zero, the Withdrawal Phase Inflation Increase Period will cease when 20 contract years have passed since the later of (1) and (2), where:

(1)	is the Contract Year in which Lifetime Withdrawals began, and

(2)	is the date of the most recent Automatic Annual Step-Up of Withdrawal Benefit Base.

If the Contract is still in the Withdrawal Phase at Actual Age 95 of the younger Covered Life or the Annuity Date (if earlier), the Withdrawal Phase Inflation Increase Period will cease upon Annuitization.

Withdrawal Phase Inflation Increase Period — Standard Withdrawal Guarantee.  In the Withdrawal Phase under the Standard Withdrawal Guarantee (described in Section 11.10 — “Withdrawal Options under the Rider — Standard Withdrawal Guarantee under the Living Benefit Guarantee”), Inflation Increases will be applied to the Withdrawal Benefit Base until the earlier of (1) and (2), where:

(1)	is Actual Age 95 of the younger Covered Life or the Annuity Date (if earlier), and

(2)	is the last Contract Anniversary prior to the Standard Withdrawal Benefit Balance reducing to zero.

Automatic Annual Step-Up of Withdrawal Benefit Base

An Automatic Annual Step-Up of Withdrawal Benefit Base is an increase of the Withdrawal Benefit Base to an amount equal to 100% of the Contract Value. On each Contract Anniversary until age 95 of the younger Covered Life or the Annuity Date (if earlier), your Withdrawal Benefit Base will be evaluated for an Automatic

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Annual Step-Up opportunity. If the Contract Value at the time of evaluation is greater than the Withdrawal Benefit Base (after an Inflation Increase is credited, if applicable), the Withdrawal Benefit Base will automatically step-up to the Contract Value. In addition, if the Contract has entered the Withdrawal Phase, the Guaranteed Annual Withdrawal Amount will increase by the same percentage as the Withdrawal Benefit Base, unless you have chosen the Lifetime Withdrawal Guarantee and the Lifetime Withdrawal Rate is also increased (see the “Lifetime Withdrawal Rate after Step-Up” paragraph in Section 11.9 — “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee”).

Example. Please see “Inflation Protector Withdrawal Benefit Rider: Automatic Annual Step-Up of Withdrawal Benefit Base in Deferral Phase” example in “Appendix A: Numerical Examples.”

Effect of Additional Purchase Payments

During the Deferral Phase, the Withdrawal Benefit Base increases by the dollar amount of each Subsequent Purchase Payment. Purchase Payments made on Contract Anniversary are credited to the Withdrawal Benefit Base after the Inflation Increase is credited and evaluation for an Automatic Annual Step-Up of Withdrawal Benefit Base takes place.

Additional Purchase Payments will not be permitted during the Withdrawal Phase.

Additional Notes for the Withdrawal Benefit Base

The Rider Charge is expressed as an annual percentage of the Withdrawal Benefit Base. If the Withdrawal Benefit Base increases, the dollar amount of the Rider Charge will also increase.

The Withdrawal Benefit Base is a reference amount only, cannot be withdrawn in a lump sum, and is not payable as a death benefit.

11.5. Rider Charge

The Rider Charge is expressed as an annual percentage of the Withdrawal Benefit Base. One fourth of the annual Rider Charge will be multiplied by the average monthly Withdrawal Benefit Base for the quarter and this amount will be deducted on the last day of the Contract Year Quarter. The Withdrawal Benefit Base used in the calculation is the average monthly Withdrawal Benefit Base over the quarter, which does not include the Inflation Increase for the current Contract Year. Rider Charges will be deducted until the Annuity Date. The Rider Charge will be deducted from the Subaccounts pro-rata based on the fund allocation at the time of deduction.

Please see the “Inflation Protector Withdrawal Rider: Rider Charge” example in “Appendix A: Numerical Examples.”

If you make a full surrender of your Contract before the charges for any Riders are deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge, on the date the Contract is surrendered. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization, or deducted after the Annuity Date.

The current Rider Charge for a Single Life Guarantee is 1.25%, and 1.50% for a Joint Life Guarantee. The Maximum Rider Charge is 2.50% and the Maximum Rider Charge Increase is 0.50%. Current and Maximum Rider Charges, as well as the Maximum Charge Increases are summarized in the “Rider Charges” subsection in Section 3.2 — “Periodic Charges”.

Rider Charge for Inflation Protector Withdrawal Benefit varies in New York — please see “Appendix B: State Variations” for details.

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On the date of an Automatic Annual Step-Up of Withdrawal Benefit Base to the Contract Value, the Rider Charge may be increased, but by no more than the Maximum Rider Charge Increase, and will not be greater than the Rider Charge applicable to the class of Contract Owners then electing this Rider. The Rider Charge will not exceed the Maximum Rider Charge. The Contract Owner will be notified 60 days before an applicable Rider Charge increase and can opt out of any future Rider Charge increases by sending a written request to the Company at least 30 days prior to a Contract Anniversary. If the Contract Owner opts out of the Rider Charge increase, no future increases in the current charge for the Rider will be made and all future Automatic Annual Step-Ups of Withdrawal Benefit Base will be suspended.

The Contract Owner may request a reinstatement of the Automatic Annual Step-Ups of the Withdrawal Benefit Base by sending a written request to the Company, which must be received at least 30 days prior to a Contract Anniversary, on which the reinstatement is requested to be effective. Future charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time. The Rider Charge upon reinstatement may be increased by more than the Maximum Rider Charge increase, but will never exceed the Maximum Rider Charge.

11.6. Contract Phases under the Rider — Overview

The Rider has two phases, the Deferral Phase and the Withdrawal Phase. These phases are independent of the Accumulation Period and Annuity Payout Period of your Contract.

I	Deferral Phase

Your Contract will stay in the Deferral Phase until you exercise withdrawals under the Living Benefit Guarantee and enter the Withdrawal Phase. In the Deferral Phase (prior to the Annuity Date), you can take withdrawals that do not initiate the Withdrawal Phase of the Rider. Such withdrawals are called Early Access Withdrawals: please see “Deferral Phase — Early Access Withdrawal Option” subsection in 11.8 — “Withdrawal Options under the Rider — Deferral Phase” for details.

The Deferral Phase begins on the Contract Date and continues until the earliest of the following:

(a)	One of the Living Benefit Guarantee withdrawal options is exercised (Lifetime Withdrawal Guarantee and Standard Withdrawal Guarantee not available before Actual Age 55 is attained by the younger Covered Life — please see Section 11.9 — “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee” and Section 11.10 — “Withdrawal Options under the Rider — Standard Withdrawal Guarantee under the Living Benefit Guarantee” for more details),

(b)	Contract Value is reduced to zero and the Living Benefit Guarantee is not available (please see Section 11.15 — “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” for more details),

(c)	Annuitization upon the earlier of:

(1)	Contract Value is reduced to zero and the Living Benefit Guarantee is available (please see Section 11.15 — “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” for more details),

(2)	Actual Age 95 is attained by the younger Covered Life or the Annuity Date (if earlier) and the Contract enters the Annuity Payout Period (please see Section 11.16 — “What happens on the Annuity Date under the Rider?” for more details),

(d)	Termination of the Contract or Rider, or

(e)	The death of the sole Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee.

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II	Withdrawal Phase

The period during which you take withdrawals under one of the Living Benefit Guarantee withdrawal options is called the Withdrawal Phase.

The Withdrawal Phase begins when you first exercise one of the Living Benefit Guarantee withdrawal options (i.e. initiate living benefit withdrawals) and continues until the earliest of the following:

(a)	Withdrawal Benefit Base and Contract Value is reduced to zero, or the Contract Value is reduced to zero and no Living Benefit Guarantee is available based on the age of the younger Covered Life (please see Section 11.15 — “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” for more details),

(b)	Termination of the Contract or Rider,

(c)	Annuitization upon the earlier of:

(1)	Contract Value is reduced to zero (please see Section 11.15 — “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?” for more details),

(2)	Actual Age 95 is attained by the younger Covered Life or the Annuity Date (if earlier) and the Contract enters the Annuity Payout Period (please see Section 11.16 — “What happens on the Annuity Date under the Rider?” for more details),

(d)	The death of a sole Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee.

The Withdrawal Phase may occur during the Accumulation Period of the Contract prior to beginning the Annuity Payout Period. Lifetime withdrawals and Standard withdrawals become available at Actual Age 55 of the younger Covered Life. Please see Section 11.9 — “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee” and Section 11.10 — “Withdrawal Options under the Rider — Standard Withdrawal Guarantee under the Living Benefit Guarantee” for details.

11.7. Withdrawal Options under the Rider — Overview

Withdrawals can be taken in both the Deferral and Withdrawal Phases. During both Contract Phases, surrender charges will apply if withdrawals exceed the Contract’s annual Free Withdrawal Amount. Surrender charges are not a fixed amount. Please see the “Surrender Charge” paragraph in Section 3.1 — “Transaction Charges” for more details.

Deferral Phase

You are permitted to take one or more withdrawal(s) during the Deferral Phase that does not initiate the Living Benefit Guarantee and will keep the Contract in the Deferral Phase.

You must request to remain in the Deferral Phase. If no written request is made and you are eligible to receive Living Benefit Guarantee withdrawals (based on the age of the younger Covered Life), your Living Benefit Guarantee will be initiated and the Contract will move into the Withdrawal Phase.

Withdrawal Phase — Living Benefit Guarantee

Once the younger Covered Life has reached the eligible age of 55, you may exercise your Living Benefit Guarantee and enter the Withdrawal Phase.

Once withdrawals have started under the Living Benefit Guarantee, Partial Annuitization is no longer available.

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Living Benefit Guarantee

There are two Living Benefit Guarantee withdrawal options in the Withdrawal Phase: the Standard Withdrawal Guarantee and the Lifetime Withdrawal Guarantee. You must elect one of the withdrawal options at the time the Living Benefit Guarantee is exercised. You cannot change withdrawal options at any time after the election is requested. The Living Benefit Guarantee withdrawal options are only available if the Actual Age of the younger Covered Life at the time of the first Living Benefit Guarantee withdrawal is 55 or older for both the Standard Withdrawal Guarantee and the Lifetime Withdrawal Guarantee. Unless requested in writing to remain in the Deferral Phase, if withdrawals are requested after the age at which the Living Benefit Guarantee withdrawal options become available, the Contract will be entered into the Withdrawal Phase under the Living Benefit Guarantee.

Termination of the Rider or the Contract will result in termination of payments under this guarantee (please refer to Section 11.19 — “Termination of Inflation Protector Withdrawal Benefit Rider” for more details).

11.8. Withdrawal Options under the Rider — Deferral Phase

Deferral Phase — Early Access Withdrawal Option

You are permitted to take one or more withdrawal(s) during the Deferral Phase that does not initiate the Living Benefit Guarantee and will keep the Contract in the Deferral Phase. Such withdrawals are considered Early Access Withdrawals (referred to as Deferral Phase Withdrawals in the Contract), and allow you to wait for a higher Lifetime Withdrawal Rate. You may elect to take the Early Access Withdrawal as a one-time or systematic withdrawal. At the time the withdrawal is requested, you must indicate to the Company that you are requesting an Early Access Withdrawal and that you do not wish to enter the Withdrawal Phase.

If you request a withdrawal before the Living Benefit Guarantee becomes available to you (based on the age of the younger Covered Life), it will be treated as an Early Access Withdrawal, which can be taken as a one-time distribution or periodically under the systematic withdrawal option, and the Contract will remain in the Deferral Phase. If the withdrawals are set up systematically, the Contract will remain in the Deferral Phase until the request is received by the Company with instructions to enter the Withdrawal Phase and to exercise the Living Benefit Guarantee. There may be tax implications to taking withdrawals prior to age 59 1/2. See Section 14 — “Taxes” for more information.

If the Lifetime Withdrawal Guarantee (described in Section 11.9 — “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee”) is available to you (based on the age of younger Covered Life), you must request in writing to remain in the Deferral Phase. If no written request is made, the Living Benefit Guarantee will be exercised under the Lifetime Withdrawal Guarantee and the Contract will move into the Withdrawal Phase.

If the Lifetime Withdrawal Guarantee (described in Section 11.9 — “Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee”) is not available to you (based on the age of younger Covered Life), the Living Benefit Guarantee will be exercised under the Standard Withdrawal Guarantee (described in Section 11.10 — “Withdrawal Options under the Rider — Standard Withdrawal Guarantee under the Living Benefit Guarantee”) at the lowest available Standard Withdrawal Rate, and the Contract will move into the Withdrawal Phase.

If you wish to remain in the Deferral Phase, you must specifically request an Early Access Withdrawal, which can be taken as a one-time distribution or systematically. If you request to receive an Early Access Withdrawal systematically, your Contract will remain in the Deferral Phase until you send us a request with instructions to enter the Withdrawal Phase and exercise the Living Benefit Guarantee. There may be tax implications to taking withdrawals prior to age 59 1/2. See Section 14 — “Taxes” for more details.

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Effect of Early Access Withdrawals on Withdrawal Benefit Base

Early Access Withdrawals in the Deferral Phase reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Early Access Withdrawal amount, and

(b)	is the Early Access Withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Early Access Withdrawal, and

(2)	is the Contract Value just prior to the Early Access Withdrawal.

Effect of Early Access Withdrawal on Contract Value

Early Access Withdrawals reduce the Contract Value by the dollar amount of the Early Access Withdrawal, plus any taxes and/or fees, if applicable. If the amount of the Early Access Withdrawal exceeds the Free Withdrawal Amount, Surrender Charges will apply. Please, see the “Surrender Charge” paragraph in Section 3.1 — “Transaction Charges” for details. There may be tax implications to taking withdrawals prior to age 59 1/2. See Section 14 — “Taxes” for more details.

Effect of Withdrawals in the Deferral Phase to Pay Investment Advisor Fees

The fees you pay your investment advisor are separate from and in addition to the fees and charges described in this prospectus. If you elect to have these fees deducted from your contract through withdrawals, such withdrawals will reduce the Withdrawal Benefit Base in the Deferral Phase in the same manner as Early Access Withdrawals (described above) and, thus, reduce the amount received under this Benefit.

Effect of Partial Annuitization

Partial Annuitization (available only in the Deferral Phase) will reduce the Withdrawal Benefit Base and the Contract Value in the same manner as Early Access Withdrawals (described above).

11.9. Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee

Under the Lifetime Withdrawal Guarantee, the Company guarantees withdrawals up to the Guaranteed Annual Withdrawal Amount (based on the Withdrawal Benefit Base) for the lifetime of the Covered Life (with a Single Life Guarantee), or for the lifetime of the last surviving Covered Life (with a Joint Life Guarantee).

Calculating Lifetime Withdrawals

Guaranteed Annual Withdrawal Amount

You may take withdrawals annually up to the Guaranteed Annual Withdrawal Amount, which is calculated on every Contract Anniversary and is equal to the Lifetime Withdrawal Rate multiplied by the Withdrawal Benefit Base. Your Guaranteed Annual Withdrawal Amount may increase each year when the Withdrawal Benefit Base receives an Inflation Increase.

If the Guaranteed Annual Withdrawal Amount is greater than the Free Withdrawal Amount, Surrender Charges and any other applicable charges will apply (see Section 3.1 — “Transaction Charges” for details).

Lifetime Withdrawal Rate

The Lifetime Withdrawal Rate is used to determine the amount of the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee. The Lifetime Withdrawal Rate is the sum of the Age-Based

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Lifetime Withdrawal Rate (shown in the table below) and the Effective Waiting Bonus (see below) if applicable. For a Single Life Guarantee, the Actual Age of the Covered Life at the time the Lifetime Withdrawal Guarantee is first exercised determines the Age-Based Lifetime Withdrawal Rate. For a Joint Life Guarantee, the Actual Age of the younger Covered Life at the time the Lifetime Withdrawal Guarantee is first exercised determines the Age-Based Lifetime Withdrawal Rate.

Age Banded Lifetime Withdrawal Rates:

Actual Age at the Start of Withdrawal Phase		Age-Based Lifetime Withdrawal Rate for Single Life Guarantee	Age-Based Life time Withdrawal Rate for Joint Life Guarantee
At Least	But Less Than
55	60	3.00%	2.50%
60	65	3.50%	3.00%
65	70	4.00%	3.50%
70	75	4.50%	4.00%
75 and over		5.00%	4.50%

Effective Waiting Bonus. The Effective Waiting Bonus (referred to as Effective Lifetime Withdrawal Rate Adjustment in the Contract) is the sum of the Waiting Bonus (as defined below) for each Purchase Payment. The Effective Waiting Bonus is not applicable if:

(1)	The Withdrawal Rate Adjustment Waiting Period, the Maximum Withdrawal Rate Adjustment Period, and the Annual Adjustment Rate are “Not applicable” as specified in the Additional Contract Specifications, or

(2)	For each Purchase Payment, the Age of the Purchase Payment (as defined below) is zero.

Waiting Bonus. For each Purchase Payment, the Waiting Bonus is the ratio of (1) to (2), where:

(1)	is the product of (a), (b), and (c), where:

(a)	is the Age of the Purchase Payment at the time the Lifetime Withdrawal Guarantee is first exercised,

(b)	is the Annual Adjustment Rate of 0.10%, and

(c)	is the Purchase Payment amount, and

(2)	the total amount of Purchase Payments at the time the Lifetime Withdrawal Guarantee is first exercised.

The Age of the Purchase Payment is defined as the greater of zero and the difference between (1) and (2), where:

(1)	is the number of Contract Years since the date of the Purchase Payment, subject to the Maximum Withdrawal Rate Adjustment Period of 10 years, and

(2)	is the Withdrawal Rate Adjustment Waiting Period of 0 years.

Please see the “Inflation Protector Withdrawal Benefit Rider — Lifetime Withdrawal Guarantee: Lifetime Withdrawal Rate Calculation” example in “Appendix A: Numerical Examples.”

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The Waiting Bonus feature is not available in New York.

Lifetime Withdrawal Rate after Step-Up

If an Automatic Annual Step-Up of Withdrawal Benefit Base occurs during the Withdrawal Phase under the Lifetime Withdrawal Guarantee, the Contract is eligible to receive the Age-Based Lifetime Withdrawal Rate for the current age of the younger Covered Life. The Effective Waiting Bonus would be added to the new Age-Based Lifetime Withdrawal Rate. It would NOT be recalculated at that time for any additional time elapsed since Purchase Payments were made.

Effect of Withdrawals On Withdrawal Benefit Base

If less than or none of the Guaranteed Annual Withdrawal Amount is taken in any given Contract Year, any unused portion of the Guaranteed Annual Withdrawal Amount cannot be carried over to any future Contract Years. If total withdrawals in a Contract Year during the Withdrawal Phase do not exceed the Guaranteed Annual Withdrawal Amount, the Withdrawal Benefit Base will not be reduced.

Effect of Withdrawals more than Guaranteed Annual Withdrawal Amount (Excess Withdrawals)

In each Contract Year, when there is Contract Value remaining, you may withdraw more than the Guaranteed Annual Withdrawal Amount in effect at the time of the withdrawal request, up to the current Contract Value.

Excess Withdrawals. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Withdrawal Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Withdrawal Benefit Base by more than the dollar amount of your Excess Withdrawal. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Withdrawal Amount.

Excess Withdrawal Amount = Total Withdrawal – remaining portion of the Guaranteed Annual Withdrawal Amount (prior to the withdrawal)

Any time an Excess Withdrawal is taken, the Withdrawal Benefit Base will be reduced by the greater of (a) and (b), where:

(a)	is the Excess Withdrawal Amount, and

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) to (2), where:

(1)	is the Withdrawal Benefit Base immediately prior to the Excess Withdrawal, and

(2)	is the difference between (i) and (ii), where:

(i)	is the Contract Value immediately prior to the withdrawal, and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.

Please see the “Inflation Protector Withdrawal Benefit Rider — Lifetime Withdrawal Guarantee: Excess Withdrawals” example in “Appendix A: Numerical Examples.”

If the Withdrawal Benefit Base is reduced by an Excess Withdrawal, the Guaranteed Annual Withdrawal Amount will be recalculated on the next Contract Anniversary.

At the time you request the withdrawal (whether over the telephone or via a withdrawal form provided by the Company), the Company will provide information necessary to determine if the

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requested withdrawal amount would result in an Excess Withdrawal treatment and thus reduce the Withdrawal Benefit Base as well as the Guaranteed Annual Withdrawal Amount. The Contract Owner may also contact the Company’s Customer Service at any time to determine whether a contemplated withdrawal would result in Excess Withdrawal treatment.

If the Guaranteed Annual Withdrawal Amount remaining immediately prior to the withdrawal is greater than the Contract Value immediately prior to the withdrawal, no Excess Withdrawal is paid. The Contract Owner will receive the Guaranteed Annual Withdrawal Amount remaining and the Contract will be annuitized under the terms outlined in the “Effect of Contract Value reducing to zero” subsection of Section 11.15 — “What If the Withdrawal Benefit Base or Contract Value is reduced to zero?”

Effect of Withdrawals in the Lifetime Withdrawal Guarantee to Pay Investment Advisor Fees

The fees you pay your investment advisor are separate from and in addition to the fees and charges described in this prospectus. If you elect to have these fees deducted from your contract through withdrawals, such withdrawals will impact the Lifetime Withdrawal Guarantee in the same manner as all Lifetime Withdrawals (described above) and, thus, reduce the amount received under this Benefit.

11.10. Withdrawal Options under the Rider — Standard Withdrawal Guarantee under the Living Benefit Guarantee

Standard Withdrawal Guarantee

Under the Standard Withdrawal Guarantee, the Company guarantees withdrawals up to the Guaranteed Annual Withdrawal Amount (based on the Withdrawal Benefit Base) until the Standard Withdrawal Benefit Balance is reduced to zero, or for the lifetime of the last surviving Covered Life (whichever is earlier).

The Standard Withdrawal Guarantee does not provide a lifetime benefit. The Standard Withdrawal Benefit Balance cannot be withdrawn and is not payable as a death benefit.

Guaranteed Annual Withdrawal Amount

You may take withdrawals annually up to the Guaranteed Annual Withdrawal Amount, which is calculated on every Contract Anniversary and is equal to the Standard Withdrawal Rate multiplied by the Withdrawal Benefit Base. Your Guaranteed Annual Withdrawal Amount may increase each year when the Withdrawal Benefit Base receives an Inflation Increase.

If the Guaranteed Annual Withdrawal Amount is greater than the Free Withdrawal Amount, Surrender Charges and any other applicable charges will apply (see Section 3.1 — “Transaction Charges” for details).

Standard Withdrawal Rate

The Standard Withdrawal Rate is used to determine the amount of the Guaranteed Annual Withdrawal Amount under the Standard Withdrawal Guarantee, and is equal to the Standard Withdrawal Rate selected by the Contract Owner at the time the Standard Withdrawal Guarantee is elected.

Standard Withdrawal Rates are shown in the table below. The available Standard Withdrawal Rates at the time the Standard Withdrawal Guarantee is elected will be those Standard Withdrawal Rates that are greater than or equal to the sum of the then applicable Lifetime Withdrawal Rate at the time the Living Benefit Guarantee is first exercised and the Standard Withdrawal Rate Threshold of 0.50%.

Standard Withdrawal Rates:

Age	Rate
55 and over	5.00%
6.00%

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Example:  Please see the “Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee: Available Standard Withdrawal Rates” example in “Appendix A: Numerical Examples.”

Standard Withdrawal Benefit Balance

The Standard Withdrawal Benefit Balance is used to determine how long the benefit will last under the Standard Withdrawal Guarantee. The Standard Withdrawal Benefit Balance is established at the time you enter the Withdrawal Phase under the Standard Withdrawal Guarantee, and is set equal to the Withdrawal Benefit Base at this time. The Standard Withdrawal Benefit Balance will decrease for withdrawals less than or equal to the Guaranteed Annual Withdrawal Amount by the amount of the Withdrawal up to the Standard Annual Reduction (described below). The Standard Withdrawal Benefit Balance will step-up to the Contract Value at the time of an Automatic Annual Step-Up of the Withdrawal Benefit Base to the Contract Value (if applicable).

Standard Annual Reduction

The Standard Annual Reduction is the maximum amount by which the Standard Withdrawal Benefit Balance is reduced when a withdrawal up to the Guaranteed Annual Withdrawal Amount is taken. The Standard Annual Reduction is established at the time you enter the Withdrawal Phase under the Standard Withdrawal Guarantee. At this time, the Standard Annual Reduction will be set equal to the Standard Withdrawal Rate multiplied by the Withdrawal Benefit Base and will initially be equal to the Guaranteed Annual Withdrawal Amount. While the Guaranteed Annual Withdrawal Amount may increase thereafter as a result of Inflation Increases, the Standard Annual Reduction will not. The Standard Annual Reduction will be recalculated upon Automatic Annual Step-Up of the Withdrawal Benefit Base to the Contract Value, and may decrease upon an Excess Withdrawal.

Effect of Withdrawals on Standard Withdrawal Benefit Balance

During each Contract Year, your Standard Withdrawal Benefit Balance will be reduced for withdrawals as follows:

•

For as long as cumulative withdrawals in the Contract Year are less than or equal to the Standard Annual Reduction, the Standard Withdrawal Benefit Balance will be reduced by the dollar amount of the withdrawal taken, up to the Standard Annual Reduction. Please refer to “Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee” Scenario 1 — Contract Months 1 through 5 in “Appendix A: Numerical Examples.”

•

The Standard Withdrawal Benefit Balance will not be reduced for amounts withdrawn in excess of the Standard Annual Reduction when cumulative withdrawals in the Contract Year exceed the Standard Annual Reduction but are less than or equal to the Guaranteed Annual Withdrawal Amount. Please refer to “Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee” Scenario 1 — Contract Months 6 through 10 in “Appendix A: Numerical Examples.”

•

If cumulative withdrawals in the Contract Year exceed the Guaranteed Annual Withdrawal Amount, the Standard Withdrawal Benefit Balance will be reduced as outlined below for any Excess Withdrawals at the time the Excess Withdrawal is taken. Please refer to “Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee” Scenario 1 — Contract Months 11 and 12 in “Appendix A: Numerical Examples.”

Effect of Withdrawals more than Guaranteed Annual Withdrawal Amount (Excess Withdrawals) on the Standard Withdrawal Benefit Balance.

In each Contract Year, when there is Contract Value remaining, you may withdraw more than the Guaranteed Annual Withdrawal Amount in effect at the time of the withdrawal request, up to the current Contract Value.

Excess Withdrawals. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Withdrawal Amount is referred to as an Excess

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Withdrawal. An Excess Withdrawal could significantly reduce your Withdrawal Benefit Base by more than the dollar amount of your Excess Withdrawal. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Withdrawal Amount.

Excess Withdrawal Amount = Total Withdrawal – remaining portion of the Guaranteed Annual Withdrawal Amount (prior to the withdrawal)

Any time an Excess Withdrawal is taken, the Standard Withdrawal Benefit Balance will be reduced by the greater of (a) and (b), where:

(a)	is the Excess Withdrawal Amount, and

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) to (2), where:

(1)	is the difference between (i) and (ii), where:

(i)	is the Standard Withdrawal Benefit Balance immediately prior to the withdrawal, and

(ii)	is the Standard Annual Reduction remaining prior to the withdrawal, and

(2)	is the difference between (i) and (ii), where:

(i)	is the Contract Value immediately prior to the Withdrawal, and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.

Please see the “Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee” Scenario 1 — Contract Months 11 and 12 in “Appendix A: Numerical Examples.”

Effect of Standard Withdrawals on Withdrawal Benefit Base

If less than or none of the Guaranteed Annual Withdrawal Amount is taken in any given Contract Year, any unused portion of the Guaranteed Annual Withdrawal Amount cannot be carried over to any future Contract Years. If total withdrawals in a Contract Year during the Withdrawal Phase do not exceed the Guaranteed Annual Withdrawal Amount, the Withdrawal Benefit Base will not be reduced.

Effect of Withdrawals more than Guaranteed Annual Withdrawal Amount (Excess Withdrawals) on the Withdrawal Benefit Base.

Any time an Excess Withdrawal is taken, the Withdrawal Benefit Base will be reduced by the greater of (a) and (b), where:

(a)	is the Excess Withdrawal Amount, and

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) to (2), where:

(1)	is the Withdrawal Benefit Base immediately prior to the Excess Withdrawal, and

(2)	is the difference between (i) and (ii), where:

(i)	is the Contract Value immediately prior to the withdrawal, and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.

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Please see the “Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee” Scenario 1 — Contract Months 11 and 12 in “Appendix A: Numerical Examples.”

If the Withdrawal Benefit Base is reduced by an Excess Withdrawal, the Guaranteed Annual Withdrawal Amount will be recalculated on the next Contract Anniversary. If this recalculated amount is less than the Standard Annual Reduction, the Standard Annual Reduction will be reset to the Guaranteed Annual Withdrawal Amount.

Please see the “Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee” Scenario 2 in “Appendix A: Numerical Examples.”

At the time the withdrawal is requested by the Contract Owner (whether over the telephone or via a withdrawal form provided by the Company), the Company will provide information necessary to determine if the requested withdrawal amount would result in an Excess Withdrawal treatment and thus reduce the Withdrawal Benefit Base as well as the Guaranteed Annual Withdrawal Amount. The Contract Owner may also contact the Company’s Customer Service at any time to determine whether a contemplated withdrawal would result in Excess Withdrawal treatment.

If the Guaranteed Annual Withdrawal Amount remaining immediately prior to the withdrawal is greater than the Contract Value immediately prior to the withdrawal, no Excess Withdrawal is paid. The Contract Owner will receive the Guaranteed Annual Withdrawal Amount remaining and the Contract will be annuitized under the terms outlined in the “Effect of Contract Value reducing to zero” subsection of Section 11.15 — “What if the Withdrawal Benefit Base or Contract Value is reduced to zero?”

Effect of Withdrawals in the Standard Withdrawal Guarantee to Pay Investment Advisor Fees

The fees you pay your investment advisor are separate from and in addition to the fees and charges described in this prospectus. If you elect to have these fees deducted from your contract through withdrawals, such withdrawals will impact the Standard Withdrawal Guarantee in the same manner as all Standard Withdrawals (described above) and, thus, reduce the amount received under this Benefit.

Effect of Standard Withdrawal Benefit Balance reducing to zero. If the Standard Withdrawal Benefit Balance reduces to zero, and the Contract Value is greater than zero, the Standard Withdrawal Benefit Balance will be reset to the Contract Value, and the Withdrawal Benefit Base will be reset to the Contract Value on the next Contract Anniversary, unless the Contract Owner sends a written notice to the Company with the request to terminate the Rider. Upon this reset, the Guaranteed Annual Withdrawal Amount and the Standard Annual Reduction will be recalculated, and the Guarantee will continue based on recalculated values. Inflation Increases will continue at the time the Standard Withdrawal Benefit Balance is reset to the Contract Value. If the Standard Withdrawal Benefit Balance reduces to zero, and the Contract Value also reduces to zero, the Contract will be terminated.

Guaranteed Annual Withdrawal Amount in the final year. In the final year the Standard Withdrawal Guarantee is active (i.e. the Standard Withdrawal Benefit Balance will reduce to zero by the end of the year as a result of withdrawals), a reduction to the Guaranteed Annual Withdrawal Amount may apply. This reduction is applicable if, at Contract Anniversary, the Standard Withdrawal Benefit Balance is less than the Standard Annual Reduction, and is calculated according to the following process:

(1)	Every Contract Anniversary, the Standard Withdrawal Benefit Balance is compared to the Standard Annual Reduction. If, at the start of any Contract Year, the Standard Withdrawal Benefit Balance is less than the Standard Annual Reduction, the Contract may be entering the final year of the Guarantee, and the Guaranteed Annual Withdrawal Amount will be reduced.

(2)	The reduction to the Guaranteed Annual Withdrawal Amount is determined by the Guaranteed Annual Withdrawal Amount Reduction Factor, which is equal to the ratio of (i) to (ii) where:

(i)	is the Standard Withdrawal Benefit Balance at the start of the final year of the Standard Withdrawal Guarantee, and

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(ii)	is the Standard Annual Reduction at the start of the final year of the Standard Withdrawal Guarantee.

(3)	The reduced Guaranteed Annual Withdrawal Amount in the final year of the Guarantee is determined by multiplying the original Guaranteed Annual Withdrawal Amount (Withdrawal Benefit Base multiplied by the Standard Withdrawal Rate) by the Guaranteed Annual Withdrawal Amount Reduction Factor.

Please see the “Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee: Guaranteed Annual Withdrawal Amount in the Final Year” example in “Appendix A: Numerical Examples.”

11.11. Systematic Withdrawals

Systematic withdrawals may be taken under any of the withdrawal options. The maximum systematic withdrawal amount in the Deferral Phase is the amount available under the Free Withdrawal provision of this Contract. Systematic withdrawals can be taken for the full Guaranteed Annual Withdrawal Amount in the Withdrawal Phase, even if it exceeds the Free Withdrawal Amount, but surrender charges will apply once the Free Withdrawal Amount has been depleted.

11.12. Required Minimum Distributions and the Inflation Protector Withdrawal Benefit Rider

If you are obligated to take Required Minimum Distributions (due to IRS rules), and your Contract has been in effect through at least one calendar year-end, you can elect Required Minimum Distribution (RMD) withdrawals. You may elect to take your distributions as a one-time or systematic withdrawal. The Company will automatically calculate your distribution each calendar year-end. RMD calculations will be limited to your Penn Mutual Contract only.

Required Minimum Distributions in the Deferral Phase

In order to receive the RMDs from this Contract in the Deferral Phase without initiating the Living Benefit Guarantee, the Company must receive the request to take RMDs as Early Access Withdrawals. The Contract will then remain in the Deferral Phase until the Company receives the request to enter the Withdrawal Phase. Each RMD will reduce the Withdrawal Benefit Base as outlined under the “Effect of Early Access Withdrawals on Withdrawal Benefit Base” paragraph of Section 11.8 — “Withdrawal Options under the Rider — Deferral Phase”.

Required Minimum Distributions in the Withdrawal Phase

RMD withdrawals in the Withdrawal Phase are subject to more favorable Excess Withdrawal treatment. Such treatment is contingent on your acceptance of the Company’s calculations of the RMD amounts, and RMD calculations will be limited to your Penn Mutual Contract only.

In the Withdrawal Phase under the Standard Withdrawal Guarantee, upon receipt of the written notification of the election of RMD withdrawals by the Company, the benefit will be treated as follows:

•

Every Contract Year the Guaranteed Annual Withdrawal Amount will be calculated as outlined above. This amount will not be changed based on the RMD requirement (which will be calculated every calendar year-end).

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Standard Withdrawal Benefit Balance will be reduced by the dollar amount of withdrawals greater than the Guaranteed Annual Withdrawal Amount but less than or equal to RMD;

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

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•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.

•	If you elect to receive RMD withdrawals systematically and the RMD amount is less than the Guaranteed Annual Withdrawal Amount, you will receive the RMD amount.

Please see the “RMD and Inflation Protector Withdrawal Benefit Rider — Standard Withdrawal Guarantee” example in “Appendix A: Numerical Examples.”

In the Withdrawal Phase under the Lifetime Withdrawal Guarantee, upon receipt of the written notification of the election of RMD withdrawals by the Company, the benefit will be treated as follows:

•

Every Contract Year the Guaranteed Annual Withdrawal Amount will be calculated as outlined above. This amount will not be changed based on the RMD requirement (which will be calculated every calendar year-end).

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.

•	If you elect to receive RMD withdrawals systematically and the RMD amount is less than the Guaranteed Annual Withdrawal Amount, you will receive the RMD amount.

Please see the “RMD and Inflation Protector Withdrawal Benefit Rider — Lifetime Withdrawal Guarantee” example in “Appendix A: Numerical Examples.”

If your RMD amount exceeds your Guaranteed Annual Withdrawal Amount, you will have to withdraw more than the Guaranteed Annual Withdrawal Amount. Any RMD amount that is not taken as required will be subject to an imposition of the 50% excise tax as prescribed by federal law. RMD amounts may include a percentage of the value of all benefits under the Contract, which may include the present value of benefits under the Inflation Protector Withdrawal Benefit Rider and other Contract provisions. Required Minimum Distributions from an IRA are always taxable.

11.13. 72 (q)/(t) Considerations

If a withdrawal is taken from the annuity before age 59 1/2, the IRS generally imposes a 10% early withdrawal penalty on such distributions. However, substantially equal periodic payments under IRC Section 72(q)/72(t) are exempt from the 10% penalty tax on early distributions. If you choose to exercise this option, you will be required to irrevocably choose one of the three acceptable methods (as defined by IRS regulations) and receive these payments until the later of five years or attainment of age 59 1/2.

If you wish to take withdrawals under the Code Sections 72(q) or 72 (t) (“72 (q)/(t)”) prior to age 59 1/2, you may do so systematically. If Living Benefit Withdrawals are available to you (based on the Actual Age of the younger Covered Life), your Lifetime Withdrawal Guarantee will be exercised, and the Contract will move into the Withdrawal Phase. If you do not wish to exercise your Living Benefit Guarantee, at the time the withdrawal is requested, you must request that the withdrawal be treated as an Early Access Withdrawal. The Contract will then remain in the Deferral Phase. If you are not yet eligible for the Lifetime Withdrawal Guarantee at the time the withdrawal is requested, the 72 (q)/(t) withdrawal will be automatically treated as an Early Access Withdrawal.

72 (q)/(t) withdrawals do not receive any special treatment under the Rider. If you take them as Early Access Withdrawals, the Withdrawal Benefit Base will be reduced as outlined under the “Effect of Early Access Withdrawals on Withdrawal Benefit Base” subsection of Section 11.8 — “Withdrawal Options under the Rider — Deferral Phase”. If 72 (q)/(t) withdrawals are taken under the Living Benefit Guarantee and the amount of the withdrawal exceeds the Guaranteed Annual Withdrawal Amount, it will be subject to an Excess Withdrawal treatment.

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At the end of your 72 (q)/(t) withdrawal period, withdrawal options are available to you if you wish to continue receiving distributions. You will be contacted in writing about your withdrawal options. If no response is received, distributions will end after your last 72 (q)/(t) payment.

11.14. Investment Allocation Options

Investment limitations and restrictions will be effective on the day the Contract enters the Withdrawal Phase. Once the investment allocation restrictions become effective, you must choose new allocations that satisfy the investment restrictions. If you attempt to allocate to Subaccounts which are not on the list of available options described below or to the Fixed Interest Options, or if you do not specify a change to your allocations when you enter the Withdrawal Phase, the Company will move the funds from Subaccounts which are not on the list to the Money Market Fund. You may specify a new allocation among Subaccounts on the list of available options at any time.

If you terminate the Rider, you will no longer be subject to investment allocation limitations and restrictions.

The Fixed Account

Fixed Interest Options are not available with the presence of this Rider. Purchase Payments or transfers directed to the Fixed Interest Options will not be accepted.

The Separate Account

Upon entering the Withdrawal Phase of the Rider, you will be subject to limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts. We reserve the right to add or change limitations and the way we administer them in the future, as well as to enforce limitations and restrictions in the Deferral Phase. Any change to investment options, limitations, or restrictions will be communicated to the Contract Owner 60 days prior to the date such change becomes effective, and the changes may apply to existing and new purchasers of this benefit.

The list of Subaccounts available as investment options in the Withdrawal Phase of the Rider is limited. This list is subject to change, and you will be notified in writing 60 days prior to any such change. The restrictions in place allow you to allocate your Purchase Payments to, and make transfers between, the following Subaccounts only:

Penn Series Funds, Inc.	Adviser / Sub-adviser
Money Market Fund	Penn Mutual Asset Management, LLC
Limited Maturity Bond Fund	Penn Mutual Asset Management, LLC
Quality Bond Fund	Penn Mutual Asset Management, LLC
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Penn Mutual Asset Management, LLC
Index 500 Fund	SSGA Funds Management, Inc.
Small Cap Index Fund	SSGA Funds Management, Inc.
Developed International Index Fund	SSGA Funds Management, Inc.
Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderate Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Conservative Allocation Fund	Penn Mutual Asset Management, LLC
Conservative Allocation Fund	Penn Mutual Asset Management, LLC

Purchase Payments or transfers directed to the Subaccounts that are not listed above will not be accepted.

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11.15. What if the Withdrawal Benefit Base or Contract Value is reduced to zero?

Effect of Withdrawal Benefit Base reducing to Zero

If the Withdrawal Benefit Base reduces to zero, and the Contract Value is greater than zero, the Withdrawal Benefit Base will be reset to the Contract Value on the next Contract Anniversary, unless the Contract Owner sends a written notice to the Company requesting to terminate the Rider. Upon this reset, the Guaranteed Annual Withdrawal Amount will be recalculated, and the guarantee will continue based on the recalculated values. A new Inflation Increase Period will begin at the time the Withdrawal Benefit Base is reset to the Contract Value, depending on the current Contract phase.

If the Withdrawal Benefit Base reduces to zero, and the Contract Value also reduces to zero, the Contract will be terminated.

Effect of Contract Value reducing to Zero

If the Contract Value is reduced to zero and any benefits are due under the Living Benefit Guarantee, payments will continue according to the guarantee as described below. No Subsequent Purchase Payments will be accepted once the Contract Value is reduced to zero.

If the Contract Value reduces to zero in the Deferral Phase:

•

If the Withdrawal Benefit Base is greater than zero and you are eligible for the Living Benefit Guarantee, and the Lifetime Withdrawal Guarantee is available (based on age of the younger Covered Life), the Contract will be annuitized using the Lifetime Withdrawal Guarantee. The Guaranteed Annual Withdrawal Amount will be determined based on the Withdrawal Benefit Base at the time of Annuitization and the then applicable Lifetime Withdrawal Rate (based on age of the younger Covered Life). The Lifetime Withdrawal Rate is based on the Age-Based Lifetime Withdrawal Rate and Waiting Bonus (if applicable) at the time the Contract Value is reduced to zero. Inflation Increases will no longer be credited to the Withdrawal Benefit Base after the Contract Value is reduced to zero in the Deferral Phase.

•

If the Withdrawal Benefit Base is greater than zero and you are eligible for the Living Benefit Guarantee, but the Lifetime Withdrawal Guarantee is not available (based on age of the younger Covered Life), the Contract will be annuitized using the Standard Withdrawal Guarantee. The Guaranteed Annual Withdrawal Amount will be determined based on the Withdrawal Benefit Base at the time of Annuitization and the lowest available Standard Withdrawal Rate. Inflation Increases will no longer be credited to the Withdrawal Benefit Base after the Contract Value is reduced to zero in the Deferral Phase.

•	If the Withdrawal Benefit Base is greater than zero but you are not yet eligible for the Living Benefit Guarantee (based on age of the younger Covered Life), the Contract will be terminated.

•	If the Withdrawal Benefit Base also goes to zero, the Contract will be terminated.

If the Contract Value reduces to zero in the Withdrawal Phase under the Standard Withdrawal Guarantee:

•

If the Standard Withdrawal Benefit Balance is greater than zero, the Contract will be annuitized at the Guaranteed Annual Withdrawal Amount using the Withdrawal Benefit Base at the time of Annuitization and the Standard Withdrawal Rate. Payments will continue until the Standard Withdrawal Benefit Balance is reduced to zero or for the lifetime of the last surviving Covered Life(ves) (whichever ends earlier). Inflation Increases will still be credited to the Withdrawal Benefit Base.

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•	If the Standard Withdrawal Benefit Balance also reduces to zero, the Contract will be terminated.

If the Contract Value reduces to zero in the Withdrawal Phase under the Lifetime Withdrawal Guarantee:

•

If the Withdrawal Benefit Base is greater than zero, the Contract will be annuitized at the Guaranteed Annual Withdrawal Amount using the Withdrawal Benefit Base at the time of Annuitization and the Lifetime Withdrawal Rate. Payments will continue for the lifetime of the Covered Life(ves). Inflation Increases will be credited until the end of the Lifetime Withdrawal Guarantee Inflation Increase Period.

•	If the Withdrawal Benefit Base also reduces to zero, the Contract will be terminated.

11.16. What happens on the Annuity Date under the Rider?

The Annuity Date is specified in your Contract, and may be changed by your written request. On the Annuity Date, the Contract Value must be annuitized (please, see Section 6 — “The Annuity Payout Period”).

If the Inflation Protector Withdrawal Benefit Rider is in effect on the Annuity Date described in your Contract, you will be offered an annuitization option which guarantees annuity payments in an amount at least equal to your Guaranteed Annual Withdrawal Amount. You may choose among the following options at annuitization:

(1)	Surrender the Contract and receive a Surrender Value,

(2)	Apply the Contract Value to any of the Annuity Options described in the “Annuity Options” section of the Contract,

(3)	Annuitize your Contract under the terms of the Rider.

If the Contract is surrendered or if the Contract Value is applied to an Annuity Option described in the Contract, the Living Benefit Guarantee will expire. If the Contract is annuitized under the terms of the Rider, the annuity payments will continue according to the elected Living Benefit Guarantee withdrawal option.

Annuitization under the terms of the Rider. Under the terms of the Rider, if both the Contract Value and the Withdrawal Benefit Base are greater than zero on the Annuity Date, your Contract will be annuitized as follows:

•

If the Contract is in the Deferral Phase as of the Annuity Date, and the Lifetime Withdrawal Guarantee is available based on the age of the younger Covered Life, it will be annuitized under the Lifetime Withdrawal Guarantee at the Guaranteed Annual Withdrawal Amount using the Lifetime Withdrawal Rate applicable at the time of annuitization. The Lifetime Withdrawal Rate is based on the Age-Based Lifetime Withdrawal Rate and Effective Waiting Bonus (if applicable) at the time of annuitization. This amount will be payable annually during the lifetime of the last surviving Covered Life. After Annuitization, Inflation Increases and Step-Ups will no longer apply.

•

If the Contract is in the Deferral Phase as of the Annuity Date, but the Lifetime Withdrawal Guarantee is not available based on the age of the younger Covered Life, the Contract will be annuitized using the Standard Withdrawal Guarantee. The Guaranteed Annual Withdrawal Amount will be determined based on the Withdrawal Benefit Base at the time of Annuitization and the lowest available Standard Withdrawal Rate. This amount will be payable annually until the Standard Withdrawal Benefit Balance is reduced to zero or the lifetime of the last surviving Covered Life, whichever is earlier. After Annuitization, Inflation Increases and Step-Ups will no longer apply.

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•

If the Contract is in the Deferral Phase as of the Annuity Date, but the Lifetime Withdrawal Guarantee is not available based on the age of the younger Covered Life and the Standard Withdrawal Guarantee is not available based on the age of the younger Covered Life, the Contract will be annuitized according to the terms of the Contract.

•

If the Contract has entered the Withdrawal Phase under the Lifetime Withdrawal Guarantee, it will be annuitized at the Guaranteed Annual Withdrawal Amount effective at the time of Annuitization. This amount will be payable annually during the lifetime of the last surviving Covered Life. After Annuitization, Inflation Increases and Step-Ups will no longer apply.

•

If the Contract has entered the Withdrawal Phase under the Standard Withdrawal Guarantee, it will be annuitized at the Guaranteed Annual Withdrawal Amount using the Standard Withdrawal Rate. This amount will be payable annually for the Standard Withdrawal Period Remaining or the lifetime of the last surviving Covered Life, whichever is earlier. The Standard Withdrawal Period Remaining is based on the ratio of the Standard Withdrawal Benefit Balance to the Standard Annual Reduction at the time of Annuitization, rounded up to the next integer. After Annuitization, Inflation Increases and Step-Ups will no longer apply.

You must select an Annuity Option at least 30 days prior to the Annuity Date. If the Inflation Protector Withdrawal Benefit Rider is in effect when the maximum maturity date has been reached, and you did not specify an option you wish to exercise, your Contract will be annuitized under the conditions of the Rider.

When your Contract is annuitized, your payment schedule and the amount are fixed and cannot be altered. You will not be able to change to a different Annuity Option after the Contract is annuitized.

If the Contract is annuitized based on the Rider’s Living Benefit Guarantee, the Death Benefit is no longer payable. Also, any favorable treatment of RMD withdrawals under the Rider no longer applies, as such distributions are no longer required. If the remaining payments due each Contract Year are less than $100, the remaining annuity payments will be commuted and a lump sum will be paid.

Annuitization under the Rider provisions vary in New York — please see “Appendix B: State Variations” for details.

11.17. What happens upon death under the Rider?

The Inflation Protector Withdrawal Benefit Rider will terminate upon the death of the sole Covered Life for a Single Life Guarantee, or later death of both Covered Lives for a Joint Life Guarantee. The death benefit will then be distributed according to the death settlement options available under the terms of the Base Contract.

If the sole Annuitant dies, and there is a Joint Life Guarantee, the surviving Covered Life (as sole primary Beneficiary) may take the Standard Death Benefit payout and thus terminate the Rider. The Surviving Covered Life may also continue the Rider as-is, if permitted by federal law (continuation of the Contract is subject to distribution requirements upon the Contract Owner’s death according to IRS regulations).

Upon Contract Owner’s death, Contract Value will be payable to the Beneficiary and both the Contract and the Rider will terminate, unless there is a surviving Covered Life, who, as sole primary Beneficiary, continues the Contract (under Spousal Step-In ) and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

11.18. Removing the Inflation Protector Withdrawal Benefit Rider from your Contract

You can cancel the Inflation Protector Withdrawal Benefit Rider any time on or after the third Contract Anniversary by sending a written request to the Company to do so. All charges for the Rider, Investment Allocation Restrictions and guaranteed payments will cease upon Rider termination.

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11.19. Termination of the Inflation Protector Withdrawal Benefit Rider

Upon the earliest of the following, the Inflation Protector Withdrawal Benefit Rider will be terminated, but the Contract will remain in force:

(1)	At any time on or after the third Contract Anniversary, immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(2)	Upon a change in ownership (or assignment) of the Contract unless:

(a)	The new Contract Owner or assignee assumes full ownership of the Contract and is essentially the same person, such as:

(i)	an individual ownership changed to a personal revocable trust, or

(ii)	an eligible spousal Beneficiary who is also the surviving Covered Life elects to become the Successor Owner of the Contract and the Rider upon Contract Owner’s death, or

(iii)	a change to the Contract Owner’s spouse during the Contract Owner’s lifetime, or

(iv)	a change to a court appointed guardian representing the Contract Owner during the Contract Owner’s lifetime; or

(b)	The assignment is for the purposes of effectuating a 1035 exchange of the Contract.

(3)	Spousal Step-In of a Contract with a Single Life Guarantee upon the Contract Owner’s death (where the Contract Owner is the sole Covered Life);

(4)	Termination of the Enhanced Death Benefit (if purchased together with this Rider);

(5)	Annuitization under the Base Contract.

Upon Rider termination:

•	Charges for the Rider stop accruing (accrued but un-assessed rider charges will be deducted on the next applicable date when Rider Charges are deducted),

•	Investment Allocation restrictions no longer apply, and

•	Guaranteed minimum withdrawals available under the Rider will terminate.

If the Contract is terminated, the Rider will also terminate. Both the Contract and the Rider will terminate upon the earlier of:

(a)	Full surrender of the Contract;

(b)	Death of the Covered Life for a Single Life Guarantee, or the later death of both Covered Lives for a Joint Life Guarantee;

(c)	Standard Death Benefit is paid to surviving Covered Life (as sole primary Beneficiary) upon the death of the sole Annuitant with a Joint Life Guarantee (where the deceased Annuitant is one of the Covered Lives);

(d)	Contract Value is paid as a death settlement upon the death of the Contract Owner (who is one of the Annuitants and one of the Covered Lives under the Joint Life Guarantee), but the surviving Annuitant / Covered Life is not permitted to continue the Contract by federal law;

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(e)	The Contract Value is reduced to zero and the Withdrawal Benefit Base is also reduced to zero;

(f)	The Contract Value is reduced to zero and you are not eligible for a Living Benefit Guarantee based on your age as defined in your Contract, regardless of the value of the Withdrawal Benefit Base.

Termination provisions may vary by state — please see “Appendix B: State Variations” for details.

12. Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders

Combining the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders may not be available in all states. Please check with your advisor to determine availability.

12.1. Purchasing both the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders with your Contract

You may purchase both the Inflation Protector Withdrawal Benefit and the Enhanced Death Benefit optional benefits at the time you purchase your Contract. This will be referred to as the “Combination Rider” in the section below.

The Combination Rider only covers natural person(s) named in the Contract, and the Covered Life(ves) (up to two) must be named at Contract issue or the Rider Effective Date.

Issue Age Requirements

The strictest issue age requirement of the two stand-alone Riders must be met to purchase the Combination Rider. The Single Life Guarantee is available only if the Covered Life is between the ages of 35 and 75 on the Rider Effective Date. The Joint Life Guarantee is available only if, on the Rider Effective Date, both Covered Lives are between the ages of 35 and 75.

A Covered Life must always meet issue age requirements at time of designation.

Issue age for the Combination Rider is determined by the Age Nearest Birthday of the Covered Life(ves).

Owner / Annuitant Requirements

For a Single Life Guarantee to be issued, the Covered Life under the Combination Rider must be the sole Annuitant. The Covered Life must also be a Contract Owner unless the Contract Owner is an entity. Single Life Guarantee is not available if Joint Annuitants are named in the Contract.

For a Joint Life Guarantee to be issued, the first Covered Life must be the Annuitant and the second Covered Life must be the Contingent Annuitant or the Joint Annuitant. At least one Covered Life must be a Contract Owner, and any non-Owner Covered Life must be the sole primary Beneficiary. If Covered Lives are both Contract Owners, they must be each other’s sole primary Beneficiary. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law. A Joint Life Guarantee is not available if the Contract Owner is an entity.

Covered Life(ves) cannot be changed after the Rider Effective Date, except under conditions outlined in “Replacing a Covered Life Under a Joint Life Guarantee” below.

12.2. Single and Joint Life Guarantees

The Combination Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are measured using the age and lifetime of the sole Covered Life, and the

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Enhanced Death Benefit is payable on death of the Covered Life. Under a Joint Life Guarantee, all Rider features are measured using the age of the younger Covered Life. If a Joint Life Guarantee is elected, upon the first death of a Covered Life, the surviving Covered Life can choose to continue the Contract13 and the Combination Rider, and the Enhanced Death Benefit will then be payable to the Beneficiary upon the death of the surviving Covered Life. You must specify both Covered Lives in the Application for a Joint Life Guarantee. A death benefit available at the death of the Owner (who is not the sole annuitant) prior to the later death of the Covered Lives is Contract Value only.

If you elect a Joint Life Guarantee for the Inflation Protector Withdrawal Benefit Rider, your Enhanced Death Benefit automatically becomes a Joint Life Guarantee.

Converting a Single Life Guarantee to a Joint Life Guarantee

You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a Covered Life after the Rider Effective Date.

Converting a Joint Life Guarantee to a Single Life Guarantee

While both Covered Lives are living, if you have not started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Inflation Protector Withdrawal Benefit Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, you may convert a Joint Life Guarantee to a Single Life Guarantee under the following conditions:

•	Death of a Covered Life; or

•	Removal of a Covered Life by the Contract Owner(s).

Once the Rider is converted to a Single Life Guarantee, all Single Rider features and benefits provided under the Rider will apply and no additional Covered Life may be added in the future.

If you have started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Rider, the Joint Life Guarantee cannot be converted to a Single Life Guarantee. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant requirements are satisfied), but the features and benefits provided under a Joint Life Guarantee will still apply.

Replacing a Covered Life Under a Joint Life Guarantee

If you have not started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Inflation Protector Withdrawal Benefit Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, a Covered Life may be replaced by the Contract Owner(s). All features and benefits of the Combination Rider will be based on the age of the younger Covered Life (after replacement), and any Covered Life must also meet issue age requirements at the time of designation.

If you have started withdrawals under one of the Living Benefit Guarantee withdrawal options of the Combination Rider, the Covered Life cannot be replaced. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant designation requirements are satisfied), but no additional Covered Life may be added in the future, and the features and benefits provided under a Joint Life Guarantee would still apply.

13	Federal tax regulations may require that a distribution take place upon Contract Owner’s death, unless spousal continuation is exercised. If spousal continuation is not exercised or not permitted by the IRS regulations, the death benefit will be paid out, and both the Contract and the Rider will terminate.

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Impact of Divorce

Upon divorce, unless the divorce decree provides otherwise, you have the following options:

(1)	change the Combination Rider from a Joint Life Guarantee to a Single Life Guarantee (subject to conditions outlined under “Converting a Joint Life Guarantee to a Single Life Guarantee” above);

(2)	keep the Joint Life Guarantee, but replace a Covered Life (subject to conditions outlined under “Replacing a Covered Life under a Joint Life Guarantee” above); or

(3)	terminate the Combination Rider, thereby eliminating the Living Benefit Guarantee and the Enhanced Death Benefit.

The Company will attempt to accommodate any other arrangements provided in a divorce decree. Any change or transfer of ownership as a result of divorce is subject to the change in ownership provisions of the Contract.

12.3. What happens upon death under the Combination Rider?

The Combination Rider will terminate upon the death of the sole Covered Life for a Single Life Guarantee, or later death of both Covered Lives for a Joint Life Guarantee. The Death Benefit, including the Death Benefit Enhancement provided by this Rider, will then be distributed as described below.

The Enhanced Death Benefit is payable upon the death of the sole Covered Life under the Single Life Guarantee, or the later death of both Covered Lives under the Joint Life Guarantee. The amount payable is the Death Benefit Enhancement, which is the amount by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract. The Death Benefit Enhancement amount is determined as of the date our Administrative Office receives proof of death of the Covered Life (both Covered Lives for a Joint Life Guarantee) such as a death certificate or other official document establishing death, and other documents required to process the payment.

If the Enhanced Death Benefit Base is less than or equal to the Standard Death Benefit, no Death Benefit Enhancement is payable. The maximum Death Benefit Enhancement amount we will pay is $1,000,000 (this cap will apply at the time the death benefit is calculated). The Death Benefit Enhancement will be payable before the Annuity Date, until Actual Age 95 of the younger Covered Life under the Rider, or until the Contract Value reaches zero, if earlier.

Under a Single Life Guarantee:

If the sole Contract Owner is also the sole Annuitant and sole Covered Life, then:

(a)	Upon the death of the sole Contract Owner / Annuitant / Covered Life, the death benefit, including any Death Benefit Enhancement payable under the Combination Rider, will be paid to the Contract Owner’s Beneficiary. If permitted by federal law, a spouse of the deceased Contract Owner may exercise Spousal Step-In according to the terms of the Contract, but the Combination Rider will terminate.

If the sole Contract Owner is not the sole Annuitant and Covered Life, then:

(a)	Upon Annuitant’s death where the Contract Owner is an entity, the death benefit, including any Death Benefit Enhancement payable under the Rider, will be paid to the Contract Owner.

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On a jointly owned Contract:

(a)	Upon death of the sole Annuitant who is the Covered Life under the Combination Rider, the death benefit, including any Death Benefit Enhancement payable under the Combination Rider, will be paid to the surviving Contract Owner, who is deemed to be sole primary Beneficiary under the Beneficiary provision of the Contract. The surviving spousal Contract Owner may also choose to exercise Spousal Step-In according to the terms of the Contract if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death), but the Combination Rider will terminate.

(b)	Upon death of the Contract Owner who is not the Annuitant and sole Covered Life, the surviving spousal Contract Owner, who is also the sole Annuitant and the Covered Life under the Combination Rider, may continue the Contract and the Combination Rider if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). Surviving Contract Owner may also choose to receive the Contract Value as a death settlement.

Under a Joint Life Guarantee:

If the sole Contract Owner is the sole Annuitant, then:

(a)	Upon death of the Covered Life who is the sole Annuitant and the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)	Upon death of the Covered Life who is designated as the Contingent Annuitant and who is not the Contract Owner, no death benefit is payable, and the Contract Owner may continue the Contract and the Combination Rider as sole Annuitant and Covered Life.

If the sole Contract Owner is the Contingent Annuitant named in the Contract, then:

(a)	Upon death of the Annuitant who is not the Contract Owner, the surviving Contract Owner who is also the surviving Covered Life, will become the Annuitant and continue the Contract and the Combination Rider as-is.

(b)

Upon death of the Contract Owner who is also the Contingent Annuitant in the Contract, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value[34] as a death settlement (and thus terminate the Contract and the Combination Rider), or continue the Contract and the Combination Rider as- is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

If there is only one Contract Owner and Joint Annuitants are named in the Contract:

(a)

Upon death of the Annuitant or Joint Annuitant who is also the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value[1] as a death settlement (and thus terminate the Contract and the Combination Rider), or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). The Standard Death Benefit is not payable until the later death of Annuitant and Joint Annuitant.

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(b)	Upon death of the Covered Life who is not the Contract Owner and is named as Annuitant or Joint Annuitant, no death benefit is payable, and the Contract Owner may continue the Contract and Combination Rider as sole Annuitant and Covered Life.

On a jointly owned Contract with a sole Annuitant:

(a)	Upon death of the sole Annuitant, the surviving Contract Owner, who is also the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)	Upon death of the Contract Owner named as Contingent Annuitant who is also a Covered Life, no death benefit will be paid. The surviving Contract Owner who is the Annuitant and surviving Covered Life may continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). If continuation is not permitted by federal law, the surviving Contract Owner may receive the Contract Value as the death settlement (and thus terminate the Contract and the Rider).

On a jointly owned Contract with Joint Annuitants:

(a)

Upon first death, the surviving Contract Owner who is also the surviving Annuitant and surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value[35] (and thus terminate the Contract and the Combination Rider), or continue the Contract and the Combination Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)	Upon later death, the death benefit, including any Death Benefit Enhancement payable under this Combination Rider, will be paid to the Contract Owner’s Beneficiary(ies).

12.4. Rider Charge

If you purchase the Combination Rider, you will pay a reduced charge for the Enhanced Death Benefit Rider. Current and maximum charges, as well as the maximum charge increases, for the Inflation Protector Withdrawal Benefit Rider and the Enhanced Death Benefit Rider when purchased in combination are summarized in the “Rider Charges” subsection of Section 3.2 — “Periodic Charges”.

12.5. Investment Allocation Options

If you purchase the Inflation Protector Withdrawal Benefit Rider and Enhanced Death Benefit Rider together, you will be subject to the most restrictive limitation and requirements of the two stand-alone Riders in regards to your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts. Currently, the Investment Allocation Options available with the Inflation Protector Withdrawal Benefit Rider supersede those of the Enhanced Death Benefit Rider. These options are described in detail in Section 11.14 — “Investment Allocation Options”.

We reserve the right to add or change limitations and the way we administer them in the future. Any change to investment options, limitations, or restrictions will be communicated to the Contract Owner 60 days prior to the date such change becomes effective, and the changes may apply to existing and new purchasers of this benefit.

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If you terminate the Inflation Protector Withdrawal Benefit Rider and Enhanced Death Benefit Rider, which can only be done simultaneously, you will no longer be subject to these limitations and restrictions.

12.6. Removal or Termination of the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Combination Rider

You can cancel the Combination Rider at any time on or after the third Contract Anniversary. You cannot terminate each Rider independently.

13. Guaranteed Minimum Accumulation Benefit

13.1. Benefit Overview and Important Information

Benefit Overview

The Guaranteed Minimum Accumulation Benefit (referred to as the “Rider” in section 13 below) is an optional benefit that ensures the availability of a minimum value at the end of the Benefit Period (10 years). Your Contract Value will fluctuate depending on the performance of your selected Investment Options, and there is a risk of losing value in your Investment Options, including the possibility of your Contract Value reducing below your initial investment amount. This Rider provides protection of the principal investment, while having the opportunity to periodically lock-in the investment gains.

Contract Owner / Annuitant covered under the Rider will receive the guaranteed return of the Initial Purchase Payment, pro-rated for withdrawals, after the expiration of the Benefit Period (10 years). Subsequent Purchase Payments made in the first Contract Year following the Rider Effective Date, Step-Up, or renewal, are also included.

If the Contract Value is less than the Guaranteed Minimum Accumulation Benefit Base at the end of the Benefit Period, the Contract Value will be increased to equal the Guaranteed Minimum Accumulation Benefit Base. Additionally, the Rider provides the option to periodically lock in market gains and extend the Benefit Period.

Important Information about the Rider:

•	The Rider is an optional benefit added to your Contract. The Rider provides various benefits described in this prospectus for an additional charge.

•	The Rider Charges are non-refundable, whether or not your Guaranteed Minimum Accumulation Benefit Base exceeds the Contract Value while the Rider is in effect or at the end of the Benefit Period.

•	Withdrawals taken to satisfy the Required Minimum Distribution requirements do not receive any special treatment under the Rider.

•	All withdrawals will reduce your Contract Value and the Guaranteed Minimum Accumulation Benefit Base.

•	Withdrawals may reduce future benefits by more than the dollar amount of the withdrawal, and may result in one or more of the following:

(1)	a permanent reduction in your Guaranteed Minimum Accumulation Benefit;

(2)	termination of the Rider;

(3)	termination of the Contract.

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13.2. Purchasing the Guaranteed Minimum Accumulation Benefit with your Contract

You may purchase a Guaranteed Minimum Accumulation Benefit Rider as part of your Contract at the time the Contract is issued or on any Contract Anniversary after your Contract is issued as long as we receive written notice of your intention to do so. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, at least 30 calendar days prior to your Contract Anniversary date.

This Rider may not be purchased in combination with any other Rider described in this prospectus.

The Rider Effective Date will be the Contract Date, or the Contract Anniversary following the date the request to issue the Rider after the Contract Date is approved by the Company.

Issue Age Requirements

Maximum issue age for the Guaranteed Minimum Accumulation Benefit Rider is 85. The Contract Owner / Annuitant must satisfy this requirement on the Rider Effective Date. Issue age is determined by the Age Nearest Birthday.

Owner / Annuitant Requirements

The Rider can only be purchased as a Single Life Guarantee and will cover the natural person named in the Contract as Contract Owner / Annuitant. If the Contract Owner is a natural person, the Contract Owner must be the Annuitant. If the Contract Owner is an entity, the Rider will cover the Annuitant. All Rider features and benefits are measured using the age and lifetime of the Contract Owner / Annuitant. The Rider is not available if Joint Contract Owners or Joint Annuitants are named in the Contract.

13.3. Guaranteed Minimum Accumulation Benefit Base

The Guaranteed Minimum Accumulation Benefit Base will be initially set equal to the Contract Value on the Rider Effective Date, and the Benefit Period will begin.

If the Guaranteed Minimum Accumulation Benefit Base exceeds the Contract Value at the end of the Benefit Period, the Company will increase the Contract Value so that it equals the Guaranteed Minimum Accumulation Benefit Base. At the end of the Benefit Period, the Contract Owner can elect to receive the Guaranteed Minimum Accumulation Benefit or renew the Rider for a new Benefit Period. Benefit Period duration is 10 years.

Optional Step-up Of The Guaranteed Minimum Accumulation Base

You can lock-in the investment gains by electing to increase the Guaranteed Minimum Accumulation Benefit Base through the use of the Step-Up.

The Step-Up benefit is the increase of the Guaranteed Minimum Accumulation Benefit Base to an amount equal to 100% of the Contract Value. The Guaranteed Minimum Accumulation Benefit provides an optional Step-Up benefit, so your Guaranteed Minimum Accumulation Benefit Base will not Step-Up automatically. In order to elect a Step-Up, you must send a written notice to the following address: The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172. This written notice must be received by us 30 days prior to the Contract Anniversary on which you are eligible for a Step-Up Benefit.

Your first Step-Up opportunity is available on the 5th anniversary after the Rider Effective Date. If you do not elect a Step-Up at the first opportunity, you will be able to do so the following Contract Anniversary. An additional Step-Up benefit can be elected on or after the 5th anniversary of the most recent Step-Up.

Electing a Step-Up of the Guaranteed Minimum Accumulation Benefit resets the Benefit Period for another 10 years from the Step-Up date.

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Effect of Withdrawals on the Guaranteed Minimum Accumulation Base

The Guaranteed Minimum Accumulation Benefit Base will be reduced by a proportional amount for any withdrawals of the Contract Value during the Benefit Period. The reduction amount will be equal the withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Guaranteed Minimum Accumulation Benefit Base immediately prior to the withdrawal, and

(2)	is the Contract Value immediately prior to the withdrawal.

The reduction in the Guaranteed Minimum Accumulation Benefit Base will occur as of the date of each applicable withdrawal.

Effect of Withdrawals to Pay Investment Adviser Fees on the Guaranteed Minimum Accumulation Base

The fees you pay your investment adviser are separate from and in addition to the fees and charges described in this prospectus. If you elect to have these fees deducted from your contract through withdrawals, such withdrawals will reduce the Guaranteed Minimum Accumulation Base in the same manner as withdrawals (described above) and, thus, reduce the amount received under this Benefit.

Effect of Additional Purchase Payments on the Guaranteed Minimum Accumulation Base

Subsequent Purchase Payments received during the first Contract Year of the Benefit Period14 will be added to the Guaranteed Minimum Accumulation Benefit Base dollar-for-dollar. Subsequent Purchase Payments received after the first Contract Year of the Benefit Period1 will not be added to the Guaranteed Minimum Accumulation Benefit Base.

13.4. Rider Charge

There is an additional charge for the Guaranteed Minimum Accumulation Benefit.

The Rider Charge for this benefit, to be assessed annually, will be a percentage of the monthly Contract Value that is allocated to the variable Subaccounts. The Current Rider Charge for this Rider is 0.60%. The Maximum Rider Charge is 1.00%. Please refer to the “Contract Owner Periodic Expenses” subsection of “FEE TABLES” section of this prospectus for the summary of charges, or to the “Rider Charges” subsection of Section 3.2 — “Periodic Charges” for more details.

The effective annual Rider Charge may be increased upon elected Step-Up, but will not be greater than the current charge applicable to the class of Contract Owners then electing the Rider. The Contract Owner can reject the Rider Charge increase by not electing the Step-Up, or terminating the Rider by sending, at least 30 days prior to a Contract Anniversary, a written request to the Company to do so. If the Rider Charge increase is rejected, the Contract Owner can elect a Step-Up on a future Contract Anniversary. Future Rider Charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time.

If you make a full surrender of your Contract before the charges for any Riders have been deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable Surrender Charge. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges. No Rider Charge will be imposed upon Annuitization.

Rider Charges will be deducted until the Annuity Date. The Rider Charge will be deducted from the Subaccounts of the Variable Account, pro-rated for the fund allocation at the time of deduction.

14	Benefit Period starts on the Rider Effective Date, and can be renewed at the expiration or upon Step-Up.

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13.5. Investment Allocation Options

The Company reserves the right to make the availability of the Guaranteed Minimum Accumulation Benefit contingent upon the investment of the entire Contract Value according to an asset allocation program established by the Company for the full benefit period. At the present time, no asset allocation program is required for this Rider. If the Company requires an asset allocation program in the future, the asset allocation program will only apply to new purchasers of this benefit.

13.6. Required Minimum Distributions and the Guaranteed Minimum Accumulation Benefit

There is no special treatment of Required Minimum Distributions under the Guaranteed Minimum Accumulation Benefit Rider.

13.7. What happens at the end of the Benefit Period?

At the end of the Benefit Period, the Contract Owner can elect to renew the Guaranteed Minimum Accumulation Benefit for a new Benefit Period. The Guaranteed Minimum Accumulation Benefit Base will be increased to the Contract Value at the time of renewal, if higher.

You can also surrender the Contract and the Rider, and receive the greater of the Guaranteed Minimum Accumulation Base or the Contract Value, as of the end of the Benefit Period. Surrender Charges will apply to any Subsequent Purchase Payments that are not out of the Surrender Charge Period.

13.8. What if the Benefit Base or Contract Value goes to zero?

If the Guaranteed Minimum Accumulation Benefit Base goes to zero, the Guaranteed Minimum Accumulation Benefit Rider will be terminated.

If the Contract Value goes to zero, but the Guaranteed Minimum Accumulation Benefit Base is still positive, your benefit will continue until the end of the Benefit Period. At the end of the Benefit Period, your Contract Value will be set equal to the Guaranteed Minimum Accumulation Benefit Base. At this point, you can either surrender the Contract at the newly established value, or you can renew the Rider at the same value.

13.9. What happens on the Annuity Date under the Rider?

When you purchase the Guaranteed Minimum Accumulation Benefit, your Annuity Date must be after the end of your Benefit Period. If you change the Annuity Date so that it is before the end of the Benefit Period, your Contract will be annuitized at the Contract Value, the Guaranteed Minimum Accumulation Benefit will be terminated, and the charges for this benefit will not be refunded.

13.10. What happens upon death under the Rider?

Upon the death of the Contract Owner / Annuitant, the Guaranteed Minimum Accumulation Benefit will terminate.

13.11. Removing the Guaranteed Minimum Accumulation Benefit from your Contract

You can cancel the Guaranteed Minimum Accumulation Benefit Rider at any time on or after the first Contract Anniversary by sending a written request to the Company to do so.

13.12. Termination of the Guaranteed Minimum Accumulation Benefit

Upon the earliest of the following, the Guaranteed Minimum Accumulation Benefit will be terminated:

(1)	At the end of the Benefit Period if the Guaranteed Minimum Accumulation Benefit is not renewed;

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(2)	At any time on or after the first Contract Anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(3)	Annuitization under the Base Contract;

(4)	Full surrender of the Contract;

(5)	Date of death of the Contract Owner / Annuitant;

(6)	Spousal Step-In of a Contract upon the Contract Owner’s death;

(7)	The Guaranteed Minimum Accumulation Benefit Base is reduced to zero.

All charges for the Rider will cease upon Rider termination. If the Contract is terminated, the Rider will also terminate.

14. Taxes

14.1. Federal Income Tax Considerations

The following is a general summary of some federal tax considerations generally applicable to Contracts owned by natural persons. This general summary of federal income tax does not address every issue that may affect you. It is based on the law in effect on the date of this prospectus, which may change, and does not address state or local tax laws. For further information, you should consult qualified tax counsel.

You pay no federal income tax on increases in the value of your Contract until money is distributed to you or your Beneficiary as a withdrawal, death benefit or an annuity payment.

Same sex marriages that are recognized as marriages under the law of the jurisdiction in which the marriage occurred are so recognized under federal law and will be afforded the same tax treatment and spousal annuity provisions. However, the IRS currently takes the position that relationships such as civil unions and domestic partnerships that are not recognized as marriages under applicable state (or foreign) law are not recognized as marriages for federal tax purposes. Please consult a tax or legal advisor for details and up-to-date information.

Early Withdrawals

An additional federal income tax of 10% may be imposed on the taxable portion of an early withdrawal, including a withdrawal taken from your contract to pay investment advisor fees, prior to age 59 1/2 unless one of several exceptions applies. Please see Section 4.5 — “Substantially Equal Periodic Payments under Code Section 72(q) or 72(t)” and Sections 9.10 and 11.13, each titled “72(q)/(t) Considerations,” for more information. Generally, there will be no additional income tax on:

•

early withdrawals that are part of a series of substantially equal periodic payments (not less frequently than annually) made for life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and a Beneficiary;

•	withdrawals made on or after age 59 1/2;

•	distributions made on or after death; or

•	withdrawals attributable to disability, as determined under the Code.

If you receive systematic payments that you intend to qualify for the “substantial equal periodic payments” exception described above, any modification (except due to death or disability) to your systematic payments

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before the age of 59  1/2 or within five years after the beginning of those payments, whichever is later, will result in the retroactive imposition of the 10% additional income tax with interest.

Multiple Contracts

All nonqualified Contracts that are issued by Penn Mutual to the same Contract Owner during any calendar year are treated as one annuity for purposes of determining the amount includable in such Contract Owner’s taxable income when a taxable distribution (other than an annuity payment) occurs. A Nonqualified Contract is generally a Contract that does not qualify for favorable tax treatment as a qualified plan (described in more detail below), individual retirement annuity (“IRA”), Roth IRA, Simplified Employee Pension IRA, or tax-sheltered annuity.

Ownership

Subject to certain exceptions, a Contract must be held by or on behalf of a natural person in order to be treated as an annuity contract under federal income tax law and to be accorded the tax treatment described in the preceding paragraphs. If a Contract is not treated as an annuity contract for federal income tax purposes, the income on the Contract is treated as ordinary income received or accrued by the Contract Owner during the taxable year.

Transfer of Ownership

You may pay federal income taxes if you transfer the ownership of your Contract to someone else. If the transfer is for less than adequate consideration, the taxable portion would be the Contract Value at the time of transfer in excess of the investment in the Contract at such time. This rule does not apply to ownership transfers between spouses or to transfers incident to a divorce.

Separate Account Diversification

Section 817(h) of the Code provides that the investments of a separate account in which a Contract invests (underlying a variable annuity contract which is not purchased under a qualified retirement plan or certain other types of plans or the investments of a mutual fund, the shares of which are owned by the variable annuity separate account) must be “adequately diversified” in order for the Contract to be treated as an annuity contract for tax purposes. The funds in which each Subaccount of the Separate Account may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the funds’ investments in order to establish that each Subaccount is “adequately diversified”. It is expected that each underlying fund will comply with the diversification requirement applicable to the Subaccounts as though the requirement applied to that underlying fund. Penn Mutual believes that the each Separate Account will meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement. The requirements are briefly discussed in the accompanying prospectuses for the underlying funds. The Treasury Department has stated in published rulings that a variable Contract Owner will be considered the owner of Separate Account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If a variable Contract Owner is treated as an owner of separate account assets, income and gain from the assets would be includable in the variable Contract Owner’s gross income. The Treasury Department has indicated that, in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which Contract Owners may direct their investments to particular Subaccounts without being treated as owners of the underlying shares. No such regulations have been issued to date. The Internal Revenue Service has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30-day period without charge did not result in the owner of a contract being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under your Contract are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that Contract

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Owners were not owners of the Subaccount assets. Although we do not believe this to be the case, these differences could result in Contract Owners being treated as the owners of the assets of the Subaccounts under the Contract. We, therefore, reserve the right to modify the Contract as necessary to attempt to prevent the owners of the Contract from being considered the owners of a pro-rata share of the assets of the Subaccounts under the Contract. It is possible that if regulations or additional rulings are issued, the Contracts may need to be modified to comply with them.

14.2. Qualified and Non-Qualified Contracts

Non-qualified annuity payments

The non-taxable portion of a non-qualified annuity payment generally is determined by multiplying the payment by the ratio of the investment in the Contract (as adjusted for any refund feature) to the expected return under the Contract. The remaining portion is taxed at ordinary income tax rates. Once you have recovered the investment in the Contract, further annuity payments are taxable at ordinary income rates.

If your nonqualified Contract contains a Guaranteed Growth and Income Benefit Rider and the Inflation Protector Withdrawal Benefit Rider. It is not clear whether payments made during the Withdrawal Phase will be taxed as withdrawals or annuities. Consult a tax advisor before purchasing this Contract with such a Rider. IRA annuities in the income (payout) phase are subject to tax. Roth IRA annuities may be tax-free if it is a qualified distribution as explained below.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities that are includable in gross income are considered net investment income. Income from annuities that are part of a qualified retirement plan are not treated as investment income for the purpose of this tax but may be includible for purposes of determining whether the applicable income limits are exceeded for purposes of this tax.

IRA and Qualified Annuities

Generally, unless you have a cost basis, all withdrawals and death benefits paid are subject to federal income taxation.

Roth IRA Annuities

Generally, you do not include in your gross income qualified distributions (see below) or distributions that are a return of your annual contributions from your Roth IRA.

Qualified distributions are any payments or distributions from your Roth IRA that meet both of the following requirements:

i)	payment or distribution is made after the 5-year period beginning with the first taxable year for which a contribution was made to a Roth IRA established for your benefit, and

ii)	payment or distribution is:

a.	made on or after the date you reach age 59 1/2

b.	made because you are disabled,

c.	made to a Beneficiary or to your estate on or after your death, or

d.	one that meets the requirements for the first-time home buyer exception to the tax on early distributions as described below (up to a $10,000 lifetime limit).

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14.3. Premium Taxes

Some states and municipalities impose premium taxes on Purchase Payments received by insurance companies. Generally, any premium taxes payable will be deducted upon Annuitization, although we reserve the right to deduct such taxes when due in jurisdictions that impose such taxes on Purchase Payments. Currently, state premium taxes on Purchase Payments range from 0% to 3.5%.

14.4. Taxation of Withdrawals and Death Benefits

You may pay tax on a withdrawal, including a withdrawal taken from your contract to pay investment advisor fees, and your Beneficiary may pay tax on a death benefit. These payments generally will be taxable to the extent the cash value of your Contract exceeds your investment in the Contract. If you designate a Beneficiary who is either your grandchild or is more than 37 1/2 years younger than you, you may be subject to the Generation Skipping Transfer Tax under Section 2601 of the Code.

In the case of a non-qualified Contract and death of an Annuitant who was not the Contract Owner, an election by the Beneficiary to receive the death benefit in the form of Annuity Payment must be made within 60 days. If such election is not made, the gain from the Contract will generally be taxed as a lump sum payment as described above.

14.5. Required Minimum Distributions

Required Minimum Distributions (RMDs) generally are minimum amounts that participants in qualified retirement plans and owners of individual retirement arrangements must withdraw each year following the calendar year that he or she reaches 70 1/2 years of age. Failure to make RMDs may result in a 50% tax on the amount of the required distribution. Please, refer to Section 4.4 — “Required Minimum Distributions” for more information about the special treatment of RMDs under the Base Contract, and the appropriate subsection of the rider section that applies to you.

14.6. Withholding

Generally, for purposes of a nonqualified annuity or rollover IRA qualified under Section 408(b), unless the Contract Owner elects to the contrary and properly notifies the Company of that election, any amounts that are received under the Contract that the Company believes are includable in gross income for tax purposes will be subject to mandatory withholding to meet federal income tax obligations.

15. Other Information

15.1. Contact Information

The information below lists the various ways by which you can contact Penn Mutual Customer Service, depending on your inquiry. Contact your Penn Mutual financial professional with questions or requests for information.

By Mail:

Application and Initial Purchase Payment should be sent as follows:

Penn Mutual Life Insurance Company

Annuity New Business — C2L

600 Dresher Road

Horsham, PA 19044

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All Subsequent Purchase Payments should be sent as follows:

Checks sent by regular mail: Penn Mutual Life Insurance Company Payment Processing Center PO Box 9773 Providence, RI 02940-9773	Checks sent by overnight delivery: Penn Mutual Life Insurance Company Payment Processing Center 4400 Computer Drive Westborough, MA 01581

All requests should be sent as follows:

New Business requests sent by regular mail: Penn Mutual Life Insurance Company C/O Annuity New Business — C2L PO Box 178 Philadelphia, PA 19105	Customer Service requests sent by regular mail: Penn Mutual Life Insurance Company C/O Annuity Services — C3R PO Box 178 Philadelphia, PA 19105	New Business or Customer Service requests sent by overnight delivery: The Penn Mutual Life Insurance Company 600 Dresher Road Horsham, PA 19044

All death claims should be sent as follows:

Penn Mutual Life Insurance Company

C/O Claim Services — C3X

PO Box 178

Philadelphia, PA 19105

By Phone:

You can call Customer Service with any inquiries or contract needs. An interpretation service is available for clients in more than 100 languages.

Toll-Free Customer Service 1-800-523-0650 Monday — Friday, 8:30 a.m. to 6:00 p.m., Eastern Time	Automated Phone Service 1-800-523-0650 Monday — Friday, 7:00 a.m. to 12:00 midnight, Eastern Time Saturday & Sunday, 8:00 a.m. to 6:00 p.m., Eastern Time

By Fax:

Customer Service Fax Number (215) 956-7699

Via Internet:

You can go to www.pennmutual.com, and click “Customer Service”. From this page, you will be able to access the Client Service Center, submit various requests, download forms, and find answers to frequently asked questions.

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Requirements for Specific Requests:

You may request the following by calling our toll-free
Customer Service number:

•   Address change,

•   Change Systematic Withdrawal options or
discontinue Systematic Withdrawals
(setting up Systematic Withdrawals is not
allowed by phone),

•   Request a fund transfer or a one-time
asset-rebalance,

•   Elect or discontinue participation in the
Dollar Cost Averaging program or change
Dollar Cost Averaging allocations,

•   Elect or discontinue participation in the
Automatic Asset Rebalancing program or
change Automatic Asset Rebalancing
allocations.

You may request the following by filling out the
appropriate form:

•   Setup Systematic Withdrawals,

•   Setup Required Minimum Distributions,

•   Request Contract Owner information
changes,

•   Request a Beneficiary change,

•   Submit a request to terminate the
Contract,

•   Request Contract changes,

•   Submit a death claim.

If you have other questions about your specific transaction, please contact Customer Service.

Written Requests:

Written requests are required from the Contract Owner for the following transactions within the specified time period:

•	Request / change annuity date or annuity option: written notice must be received by Administrative Office 30 days before the Annuity date;

•	Request a partial withdrawal: a partial withdrawal request form is available from Customer Service;

•	Start or stop Systematic Withdrawals: A Systematic Withdrawal request form is available from Customer Service;

•	Request a Required Minimum Distribution withdrawal;

•

Request a waiver of Surrender Charges under the Medically Related or Disability Related Withdrawal provision of the Contract: Your withdrawal will be processed and Surrender Charges will be waived upon the approval of your waiver request by the Company;

•	Request Partial Annuitization: Written notice must be received by Administrative Office at least 60 days prior to the Contract Anniversary, on which you would like the request to be processed;

•

Opt out of Automatic Annual Step-Ups of the Withdrawal Benefit Base under the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider (if the Rider Charge is increased): written notice must be received by Administrative Office 30 days before the anniversary on which a Step-Up is scheduled to occur;

•	Reinstate Automatic Annual Step-Ups of the Withdrawal Benefit Base under the Guaranteed Growth and Income Benefit Rider or the Inflation Protector Withdrawal Benefit Rider: The

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Contract Owner must send a written request to the Company, at least 30 days prior to a subsequent Contract Anniversary, to reinstate the Automatic Annual Step-Ups;

•	Change an optional benefit from a Joint Life Guarantee to a Single Life Guarantee;

•

Discontinue an optional benefit: The Enhanced Death Benefit Rider may be terminated at any time after the first Contract Anniversary, the Guaranteed Growth and Income Benefit Rider and the Inflation Protector Withdrawal Benefit Rider (stand-alone or combined with the Enhanced Death Benefit Rider) may be terminated at any time after the third Contract Anniversary;

•	Surrender the Contract: All benefits under the Contract, including any optional benefits, will terminate as of the date of receipt of your written request by Administrative Office

•	Elect an optional Step-Up to the Guaranteed Minimum Accumulation Benefit.

If there is any change to investment options, limitations, or restrictions on Subaccount allocations, we will send a written notification to the Contract Owner 60 days prior to the date such change becomes effective.

15.2. Signatures

Signature of Contract Owner(s) is required on all written notifications and forms.

15.3 Reports

We provide a quarterly statement free of charge. Reports will contain at least the following information:

(a)	The beginning and end dates of the current report period;

(b)	The Contract Value, if any, at the beginning of the current report period and at the end of the current report period, including information on the Separate Account, the Variable Account Value, the number of Accumulation Units, the value per Accumulation Unit and the Fixed Account Value.

(c)	The amounts and types of transactions that have been credited or debited to the account value during the current report period;

(d)	The Surrender Value, if any, at the end of the current report period.

Additional status reports will be made available to the Contract Owner upon request for a $25 fee. The following additional status reports are available upon request:

•	Reprint of your transaction confirmation,

•	Reprint of your latest statement.

15.4. Cyber Security

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure, including hardware and software malfunctions and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational

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disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, the underlying funds, the principal underwriter and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of policy transactions, including the processing of orders with the underlying funds; cause the release and possible destruction of confidential customer or business information; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the underlying funds to lose value. There can be no assurance that we, the underlying funds or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future. These risks also apply to other insurance and financial services companies and businesses.

15.5. Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including escheatment of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property law, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment it is important that you keep your contract and other information on file with us up to date, including the names, contact and identifying information for owners, insureds, annuitants, beneficiaries and other payees.

15.6. Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for surrenders (either full or partial), or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your Contract to government agencies or departments.

15.7. Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on the principal underwriter’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

15.8. Distribution Arrangements

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, Inc. (“HTK”) to act as principal underwriter for the distribution and sale of the Contracts. HTK (a “Financial Institution”) is a wholly -owned subsidiary of Penn Mutual and is located at 600 Dresher Road, Suite C1C, in Horsham, Pennsylvania, 19044. HTK is registered as a broker-dealer with the Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers (also “Financial Institutions”). Financial Institutions may also be registered as, or affiliated with, an investment advisor and offer advisory services through their registered representatives/investment advisor representatives. Investment advisors are not endorsed or affiliated with Penn Mutual and Penn Mutual makes no representation as to their

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qualifications. No commissions are paid to the Financial Institutions for soliciting applications. However, Financial Institutions may charge investment advisory fees which are specified in their respective account agreements.

Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances to Financial Institutions. Such payments may offset Financial Institution expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Financial Institutions may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to Financial Institutions that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your Financial Institution and/or registered representative may serve you better, this additional compensation also may afford Penn Mutual a “preferred’’ status at the recipient Financial Institution (along with other product vendors that provide similar support) and offer some other marketing benefit such as web site placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the Financial Institution’s sales force that otherwise influences the way that the Financial Institution and the registered representative market the contracts.

Finally, within certain limits imposed by FINRA, registered representatives who are associated with HTK, as a Penn Mutual Financial Institution affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also agents of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your Financial Institution and/or registered representative to present this Contract rather than other investment options.

Financial Institutions typically receive a portion of the investment advisory fees that are paid to the registered representative/investment advisor representative in connection with the Contract, depending on the agreement between the registered representative and their Financial Institution. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative/investment advisor representative about this compensation arrangement.

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16. STATEMENT OF ADDITIONAL INFORMATION CONTENTS
VARIABLE SUBACCOUNT INFORMATION	-2-
Net Investment Factor	-2-
Valuation Period	-2-
Transaction Valuation	-3-
ADMINISTRATIVE AND RECORDKEEPING SERVICES	-3-
DISTRIBUTION OF CONTRACTS	-3-
CUSTODIAN	-3-
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	-3-
LEGAL MATTERS	-3-
FINANCIAL STATEMENTS	-3-

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17. Appendices

APPENDIX A: NUMERICAL EXAMPLES

STANDARD DEATH BENEFIT

Assume that there is a single initial Purchase Payment of $100,000.

Scenario 1.

Prior to any withdrawals:

Adjusted Net Purchase Payments (total Purchase Payments less the sum of all adjusted withdrawals) = $100,000;

Contract Value = $90,000

A withdrawal in the amount of $10,000 is taken.

Adjusted Net Purchase Payments will be reduced by the adjusted withdrawal amount, which is the greater of (a) and (b) where:

(a)	is the amount of each withdrawal; and

(b)	is the amount of each withdrawal multiplied by the ratio of (i) and (ii) where:

(i)	is the amount of the Adjusted Net Purchase Payments just before the withdrawal, and

(ii)	is the Contract Value just before the withdrawal.

(a) = $10,000

(b) = $10,000 × ((i) $100,000) / ((ii) $90,000) = $11,111

In this case, (b) = $11,111, is greater than (a) = $10,000. Therefore, the Net Purchase Payments will be reduced by (b) = $11,111. The Adjusted Net Purchase Payments amount after withdrawal will be $100,000 – $11,111 = $88,889.

The Standard Death Benefit after the withdrawal is taken will be equal to the greater of (1) and (2), where:

(1) is the Contract Value = $90,000 – $10,000 = $80,000; or

(2) is the Adjusted Net Purchase Payments = $88,889 (as calculated above).

In this case, (2) is greater, and therefore the Standard Death Benefit will be equal to $88,889.

Scenario 2.

The Contract Value prior to the withdrawal is $120,000. The Standard Death Benefit will be equal to the greater of:
(1) $110,000 ($120,000 less the $10,000 withdrawal)

(2) $100,000 – (Greater of a and b) = $100,000 – $10,000 = $90,000

(a) $10,000

(b) $10,000 × ((i) $100,000) / ((ii)$120,000) = $8,333

Standard Death Benefit = $110,000

A-1

SURRENDER CHARGES

Suppose you have purchased the Smart Foundation Advisory Variable Annuity Base Contract on 01/01/2017. Your Initial Purchase Payment was for $20,000. Assume that you also make an additional Purchase Payment on 01/01/2018 for $30,000.

On 12/01/2019, you take a withdrawal. You can access up to 10% of your Total Purchase Payments in the Contract Year without incurring Surrender Charges. The Surrender Charge schedule for the Smart Foundation Variable Annuity is:

Number of full years since Purchase Payment	0	1	2	3+
Applicable Surrender Charge	3.0%	2.0%	1.0%	0.0%

Total Purchase Payments on 12/01/2019	$50,000
Contract Value on 12/01/2019:	$55,000
Free Withdrawal Amount available on 12/01/2019:	$5,000
Withdrawal Amount:	$30,000

The total amount of the withdrawal is greater than the Free Withdrawal Amount available. The withdrawal amount is also greater than the Initial Purchase Payment of $20,000; the remaining $10,000 will be taken out of the additional Purchase Payment. Thus, a Surrender Charge may be applied to both Purchase Payments. The Free Withdrawal Amount, and then the amounts in excess of the Free Withdrawal Amount, will be applied to Purchase Payments on a first-in, first-out basis. The Surrender Charge is calculated as follows:

Number of full years since Initial Purchase Payment:	2
Number of full years since additional Purchase Payment:	1

Surrender Charge = ($20,000 – $5,000) * 1.0% + ($10,000) * 2.0% = $150+ $200 = $350

The total Surrender Charge is $350.

GUARANTEED GROWTH AND INCOME BENEFIT II RIDER: GUARANTEED GROWTH INCREASE IN THE DEFERRAL PHASE

Assume on 01/01/2017 your Initial Purchase Payment is $100,000. You make an additional Purchase Payment on 03/15/2017 of $25,000, after which the Guaranteed Growth Base increases to $125,000. You also request an Early Access Withdrawal on 08/08/2017 of $10,000, which decreases the Guaranteed Growth Base to $115,000.

Guaranteed Growth Amount will be applied on the next Contract anniversary (01/01/2018) based on the daily values of the Guaranteed Growth Base during the Contract Year:

Number of days between 01/01/2017 and 03/15/2017:	73	Guaranteed Growth Base =	$100,000
Number of days between 03/15/2017 and 08/08/2017:	146	Guaranteed Growth Base =	$125,000
Number of days between 08/08/2017 through 12/31/2017:	146	Guaranteed Growth Base =	$115,000
Total number of days in 2017:	365

Guaranteed Growth Amount added to the Withdrawal Benefit Base on 01/01/2018 will be:

[(73/365) * $100,000 * 7%] + [(146/365) * $125,000 * 7%] + [(146/365) * $115,000 * 7%] = $8,120.

Guaranteed Growth Base will not increase on the anniversary (it may increase or decrease only as a result of additional Purchase Payments or Early Access Withdrawals).

A-2

GUARANTEED GROWTH AND INCOME BENEFIT II RIDER:

WITHDRAWAL BENEFIT BASE AT THE START OF LIFETIME WITHDRAWALS

At the time you decide to start the Lifetime Withdrawals under the Lifetime Withdrawal Guarantee, your Withdrawal Benefit Base will be set to the greater of the following:

1)	Contract Value

2)	Withdrawal Benefit Base including the Guaranteed Growth Amount prorated for the partial year.

Assumptions:

Rider Effective Date:	01/19/2019
Lifetime Withdrawals start on:	04/01/2020
Contract Value on 04/01/2020 (just prior to the withdrawal):	$108,200
Withdrawal Benefit Base on 01/19/2020:	$107,000
Annual Guaranteed Growth Amount:	$7,000

Last Contract Anniversary	Withdrawals Start	Days since last anniversary	Partial Year Factor	Annual Guaranteed Growth Amount	Guaranteed Growth Amount Prorated	Withdrawal Benefit Base	Withdrawal Benefit Base + Prorated Growth
1/19/2020	4/1/2020	73	0.2	$7,000	$1,400	$107,000	$108,400

Partial Year Factor is calculated by finding the number of days since the most recent Contract Anniversary and then dividing it by 365. If lifetime withdrawals start on 04/01/2020 (73 days after the most recent Contract Anniversary), the Partial Year Factor is equal to 73 / 365 = 0.20

Guaranteed Growth Amount prorated for partial year is then $7,000 * 0.20 = $1,400

Withdrawal Benefit Base including the Guaranteed Growth Amount for the partial year is $107,000 + $1,400 = $108,400.

This is greater than the Contract Value (just prior to the withdrawal), so your Withdrawal Benefit Base will be set to $108,400.

GUARANTEED GROWTH AND INCOME BENEFIT RIDER II: AUTOMATIC ANNUAL STEP-UP OF WITHDRAWAL BENEFIT BASE IN THE DEFERRAL PHASE

Assumptions:

Initial Purchase Payment	$100,000
Additional Purchase Payments	None

Contract Anniversary	Contract Value	Guaranteed Growth Amount	Withdrawal Benefit Base before Step-Up	Withdrawal Benefit Base after Step-Up
1	$125,000.00	$7,000.00	$107,000.00	$125,000.00	Step-Up
2	$130,000.00	$7,000.00	$132,000.00	$132,000.00	No Step-Up
3	$135,000.00	$7,000.00	$139,000.00	$139,000.00	No Step-Up
4	$151,000.00	$7,000.00	$146,000.00	$151,000.00	Step-Up

A-3

On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Initial Purchase Payment ($100,000). On the first Contract Anniversary, the Guaranteed Growth Amount of $7,000 is added to the Withdrawal Benefit Base ($100,000 + $7,000 = $107,000). The Withdrawal Benefit Base is then compared to the Contract Value for Step-Up Evaluation. Since the Contract Value is greater than the Withdrawal Benefit Base at this point ($125,000 > $107,000), an Automatic Annual Step-Up takes place, and the Withdrawal Benefit Base is set equal to the Contract Value ($125,000). On the next Contract Anniversary, the Guaranteed Growth Amount is added to the Withdrawal Benefit Base and then it’s evaluated for Step-Up: $125,000 + $7,000 = $132,000, Contract Value $130,000 < $132,000, so there is not Step-Up this year.

GUARANTEED GROWTH AND INCOME BENEFIT II RIDER: RIDER CHARGE

Suppose a Single Life Guarantee is issued on 05/18/2019. Throughout the first Contract Year, the Rider Charge will be deducted on 08/17/2019, 11/17/2019, 02/17/2020, and 05/17/2020. Suppose the Withdrawal Benefit Base is $100,000 on 05/18/2019, and there are no withdrawals in the Contract Year. The amount of the charge deducted each quarter will then be $100,000 * (1.10%/4) * (days in quarter not including Leap Day/91.25).

Suppose that there is no Step-Up on 05/18/2020, so the Withdrawal Benefit Base will be increased by the Guaranteed Growth: $100,000 + (7% × $100,000) = $107,000. In the second Contract Year, the amount of the charge deducted each quarter will then be $107,000 * (1.10%/4) * (days in quarter not including Leap Day/91.25).

For example, there are 92 days between 5/18/2019 and 8/17/2019, so the Rider Charge for the 1st Contract Quarter will be $100,000 * (1.10%/4) * (92/91.25) = $277.26. There are only 89 days in the 4th quarter, so the charge will then be $100,000 * (1.10%/4) * (89/91.25) = $268.22.

GUARANTEED GROWTH AND INCOME BENEFIT II RIDER: EXCESS WITHDRAWALS

Assume that you are in the Withdrawal Phase under the Guaranteed Growth and Income Benefit Rider. A Guaranteed Annual Withdrawal Amount is calculated which you can withdraw without affecting your Withdrawal Benefit Base. This example overviews what happens when you take a withdrawal that is above the Guaranteed Annual Withdrawal Amount.

Assumptions:

Rider Effective Date:	01/01/2017
Withdrawal Benefit Base on 01/01/2017:	$200,000
Contract Value on 04/01/2017 (immediately prior to withdrawal):	$150,000
Guaranteed Annual Withdrawal Amount for 2017:	$10,000

Suppose on 04/01/2017, you take a withdrawal of $15,000. This is in excess of the Guaranteed Annual Withdrawal Amount by $15,000 – $10,000 = $5,000

Effect on Withdrawal Benefit Base

Excess Withdrawals reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Excess Withdrawal, and

A-4

(2)	is the greater of zero and the difference between (i) and (ii) where:

(i)	is the Contract Value immediately prior to the withdrawal, and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.

(a) = $5,000

(b) = $5,000 * ((1) $200,000 / ((2)max(0)(i)$150,000 – (ii)$10,000)) = $5,000 * ($200,000 / $140,000) = $7,142.86

In this case, (b) = $7,142.86 is greater than (a) = $5,000. Therefore, the Withdrawal Benefit Base will be reduced to $200,000 – $7,142.86 = $192,857.14. The Contract Value reduces to $150,000 – $15,000 = $135,000.

Effect on Enhanced Death Benefit Base

Suppose at the time of the withdrawal described above, the Enhanced Death Benefit Base is $200,000. The Enhanced Death Benefit Base is reduced for the total amount of the withdrawal by the greater of (a) and (b), where:

(a)	is the withdrawal amount, and

(b)	is withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Enhanced Death Benefit Base immediately prior to the withdrawal, and

(2)	is the Contract Value immediately prior to the withdrawal

(a) = $15,000

(b) = $15,000 * ((1)$200,000 / (2)$150,000) = $20,000

In this case, (b) = $20,000 is greater than (a) = $15,000. Therefore, the Enhanced Death Benefit Base will be reduced to $200,000 – $20,000 = $180,000. The Contract Value reduces to $150,000 – $15,000 = $135,000.

RMD AND SURRENDER CHARGES / FREE WITHDRAWAL

Assume there is a single Initial Purchase Payment made on 01/01/2017 of $100,000.

The contract is now in its second Contract Year. The Free Withdrawal Amount is currently 10% of Total Purchase Payments:

Free Withdrawal Amount = 10% × $100,000 = $10,000

Suppose your Required Minimum Distribution for 2018 is calculated and is $15,000. On 04/01/2018 you make a $15,000 withdrawal directed as an RMD Withdrawal. The RMD Withdrawal exceeds the Free Withdrawal Amount by $5,000. However, there is no Surrender Charge imposed upon withdrawals taken to satisfy Required Minimum Distributions, even if this amount exceeds the Free Withdrawal Amount. Therefore, there is no Surrender Charge on the withdrawal.

A-5

RMD AND GUARANTEED GROWTH AND INCOME BENEFIT II RIDER

Assume that you are in the Withdrawal Phase under the Guaranteed Growth and Income Benefit Rider. During the Withdrawal Phase, a Guaranteed Annual Withdrawal Amount is calculated every Contract Year, and allows you to take withdrawals up to that amount without affecting your Withdrawal Benefit Base.

Assumptions:

Rider Effective Date:	01/01/2017
Withdrawal Benefit Base on 01/01/2018:	$200,000
Contract Value on 04/01/2018:	$150,000
Guaranteed Annual Withdrawal Amount for 2018:	$10,000

Suppose your Required Minimum Distribution for 2018 is calculated and is $15,000. On 04/01/2018 you take a $15,000 withdrawal directed as an RMD Withdrawal. RMD withdrawals are subject to more favorable Excess Withdrawal treatment:

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.

In this case, the RMD withdrawal is greater than the Guaranteed Annual Withdrawal Amount. However, because this is an RMD withdrawal, there is no Excess Withdrawal. The Withdrawal Benefit Base is not reduced and remains at $200,000. Contract Value reduces to $150,000 – $15,000 = $135,000.

RMD AND ENHANCED DEATH BENEFIT

Assume that your contract has an Enhanced Death Benefit Rider attached to it.

Assumptions:

Rider Effective Date:	01/01/2017
Enhanced Death Benefit Base on 01/01/2018 (immediately prior to withdrawal):	$200,000
Contract Value on 04/01/2018:	$150,000

Suppose your Required Minimum Distribution for 2018 is calculated and is $15,000. On 04/01/2018 you make a $15,000 withdrawal directed as an RMD Withdrawal. There is no special treatment of Required Minimum Distributions under the Enhanced Death Benefit Rider. The Enhanced Death Benefit Base is reduced for the total amount of the withdrawal by the greater of (a) and (b), where:

(a)	is the withdrawal amount, and

(b)	is withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Enhanced Death Benefit Base immediately prior to the withdrawal, and

(2)	is the Contract Value immediately prior to the withdrawal

(a) = $15,000

(b) = $15,000 * ((1)$200,000 / (2)$150,000) = $20,000

In this case, (b) = $20,000 is greater than (a) = $15,000. Therefore, the Enhanced Death Benefit Base will be reduced to $200,000 – $20,000 = $180,000. The Contract Value reduces to $150,000 – $15,000 = $135,000.

A-6

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER: INFLATION INCREASE OF WITHDRAWAL BENEFIT BASE IN DEFERRAL PHASE

Assume on 01/01/2018 your Initial Purchase Payment is $100,000. You make an additional Purchase Payment on 04/15/2018 of $50,000, after which the Withdrawal Benefit Base increases to $150,000. You take an Early Access Withdrawal on 10/15/2018 of $20,000. On 10/15/2018, assume the Contract Value is $140,000 before the Early Access Withdrawal is taken. Assume that the Inflation Factor for the year is 3.00%.

Effect of Early Access Withdrawal on Withdrawal Benefit Base

Early Access Withdrawals reduce the Withdrawal Benefit Base by the greater of (1) and (2) where:

(1)	is the Early Access Withdrawal amount, and

(2)	is the Early Access Withdrawal amount multiplied by the ratio of (a) to (b), where:

(a)	is the Withdrawal Benefit Base immediately prior to the Early Access Withdrawal, and

(b)	is the Contract Value immediately prior to the Early Access Withdrawal.

(1)	$20,000

(2)	$20,000 * ($150,000 / $140,000) = $21,428.57

In this case, (2) = $21,428.57 is greater than (1) = $20,000. Therefore, the Withdrawal Benefit Base will be reduced to $150,000 – $21,428.57 = $128,571.43. The Contract Value reduces to $140,000 – $20,000 = $120,000.

An Inflation Increase will be applied on the next Contract anniversary (01/01/2019) based on the average monthly Withdrawal Benefit Base during the Contract Year. The average monthly Withdrawal Benefit Base is the average monthly value (on each monthiversary) of the Withdrawal Benefit Base over the previous 12 months of the Contract Year.

Monthiversary dates:	Number of months:	Withdrawal Benefit Base:
1/1/2018, 2/1/2018, 3/1/2018, 4/1/2018	4	$100,000
5/1/2018, 6/1/2018, 7/1/2018, 8/1/2018,	6	$150,000
9/1/2018, 10/1/2018
11/1/2018, 12/1/2018	2	$128,571

The Inflation Increase added to the Withdrawal Benefit Base on 01/01/2019 will be:

3% * (4 * 100,000 + 6 * 150,000 + 2 * 128,571) / 12 = $3,893

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER: WITHDRAWAL BENEFIT BASE AT THE START OF LIVING BENEFIT WITHDRAWALS

At the time you decide to start the Living Benefit Withdrawals under the Living Benefit Guarantee, your Withdrawal Benefit Base will be set to the greater of the following:

1)	Contract Value

2)	Withdrawal Benefit Base

A-7

Assumptions:

Rider Effective Date:	01/19/2019
Living Benefit Withdrawals start on:	04/01/2020
Contract Value on 04/01/2020 (just prior to the withdrawal):	$108,200
Withdrawal Benefit Base on 01/19/2020:	$107,000

The Contract Value (just prior to withdrawal) of $108,200 is greater than the Withdrawal Benefit Base (just prior to withdrawal) of $107,000. Therefore, your Withdrawal Benefit Base will step-up to $108,200.

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER: AUTOMATIC ANNUAL STEP-UP OF WITHDRAWAL BENEFIT BASE IN DEFERRAL PHASE

Assumptions:

Initial Purchase Payment	$100,000.00
Additional Purchase Payments	None
Inflation Factor	3.00%

Contract Anniversary	Contract Value	Inflation Increase	Withdrawal Benefit Base Before Step-Up	Withdrawal Benefit Base after Step-Up
1	$125,000.00	$3,000.00	$103,000.00	$125,000.00	Step-Up
2	$127,000.00	$3,750.00	$128,750.00	$128,750.00	No Step-Up
3	$132,000.00	$3,862.50	$132,612.50	$132,612.50	No Step-Up
4	$140,000.00	$3,978.38	$136,590.88	$140,000.00	Step-Up

On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Initial Purchase Payment ($100,000). On the first Contract Anniversary, the Inflation Increase of $3,000 is added to the Withdrawal Benefit Base ($100,000 + $3,000 = $103,000). The Withdrawal Benefit Base is then compared to the Contract Value for Step-Up Evaluation. Since the Contract Value is greater than the Withdrawal Benefit Base at this point ($125,000 > $103,000), an Automatic Annual Step-Up takes place, and the Withdrawal Benefit Base is set equal to the Contract Value ($125,000). On the next Contract Anniversary, the Inflation Increase is added to the Withdrawal Benefit Base and then it is evaluated for Step-Up: $125,000 + $3,750 = $128,750, Contract Value $127,000 < $128,750, so there is no Step-Up this year.

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER: RIDER CHARGE

Suppose a Single Life Guarantee is issued on 05/1/2020. Throughout the first Contract Year, the Rider Charge will be deducted on 07/31/2020, 10/31/2020, 01/31/2021, and 04/30/2021. Suppose the Withdrawal Benefit Base is $100,000 on 05/18/2020, and there are no withdrawals in the Contract Year. The amount of the charge deducted each quarter will then be $100,000 * (1.25% / 4) * (days in quarter not including Leap Day / 91.25).

Suppose that there is no Step-Up on 05/1/2021, so the Withdrawal Benefit Base will be increased by the Inflation Increase (this example uses an Inflation Factor of 3.00%): $100,000 + (3% x $100,000) = $103,000. In the second Contract Year, the amount of the charge deducted each quarter will then be $103,000 * (1.25% / 4) * (days in quarter not including Leap Day/ 91.25).

For example, there are 92 days between 5/1/2020 and 7/31/2020, so the Rider Charge for the 1st Contract Quarter will be 100,000 * (1.25%/4) * (92 / 91.25) = $315.07. There are only 89 days in the 4th quarter, so the charge will then be $100,000 * (1.25%/4) * (89/91.25) = $304.79.

Rider Charge varies in New York — please see “Appendix B: State Variations” for details.

A-8

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — LIFETIME WITHDRAWAL GUARANTEE: LIFETIME WITHDRAWAL RATE CALCULATION

$100,000 is deposited at issue; $50,000 is deposited in the beginning of the 4th Contract Year (3 years since issue). Withdrawals start in the beginning of Contract Year 7. Annuitant is Actual Age 72 at the time of first withdrawal.

Contract Year	Purchase Payment	Age of Purchase Payment	Total Purchase Payments	Waiting Bonus
1	$100,000	6	$150,000	0.40%
4	$50,000	3	$150,000	0.10%
Effective Waiting Bonus:				0.50%

Withdrawal Rate Adjustment Waiting Period = 0

Maximum Withdrawal Rate Adjustment Period = 10

Annual Adjustment Rate = 0.10%

Age-Based Lifetime Withdrawal Rate = 4.5%

Initial Calculation of Effective Waiting Bonus.

Waiting Bonus = (Age of PP) * (Annual Adjustment Rate) * (PP Amount) / (Total PP)

For $100K Purchase Payment deposited at issue:

Waiting Bonus = (6) * (0.10%) * ($100,000) / ($150,000) = 0.40%

For $50K Purchase Payment deposited in the beginning of the 4th Contract Year:

Waiting Bonus = (3) * (0.10%) * ($50,000) / ($150,000) = 0.10%

The Effective Waiting Bonus is the sum of the Waiting Bonus for each Purchase Payment.

Effective Waiting Bonus = 0.40% + 0.10% = 0.50%

Lifetime Withdrawal Rate = Age-Based Lifetime Withdrawal Rate + Effective Waiting Bonus = 4.5% + 0.50% = 5.00%

Suppose there is a Step-Up in Contract Year 11. Since the Annuitant has reached age 76 at this time, he is eligible to receive the higher Age-Based Lifetime Withdrawal Rate. The Effective Waiting Bonus will not be recalculated at this point. The new Lifetime Withdrawal Rate = 5.0% + 0.50% = 5.50%

The Waiting Bonus is not available in New York.

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — LIFETIME WITHDRAWAL GUARANTEE: EXCESS WITHDRAWALS

Assume that you are in the Withdrawal Phase under the Lifetime Withdrawal Guarantee of the Inflation Protector Benefit Rider. A Guaranteed Annual Withdrawal Amount is calculated which you can withdraw without affecting your Withdrawal Benefit Base. This example overviews what happens when you take a withdrawal that is above the Guaranteed Annual Withdrawal Amount.

A-9

Assumptions:

Rider Effective Date:	1/1/2017
Withdrawal Benefit Base on 01/01/2017:	$200,000.00
Contract Value on 4/1/2017 (immediately prior to withdrawal):	$150,000.00
Guaranteed Annual Withdrawal Amount for 2017:	$10,000.00

Suppose on 04/01/2017, you take a withdrawal of $15,000. This is in excess of the Guaranteed Annual Withdrawal Amount by $15,000 – $10,000 = $5,000

Effect on Withdrawal Benefit Base

Excess Withdrawals reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Excess Withdrawal, and

(2)	is the difference between (i) and (ii) where:

(i)	is the Contract Value immediately prior to the withdrawal, and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.

(a) = $5,000

(b) = $5,000 * ((1) $200,000 / ((2)max(0,(i)$150,000 – (ii)$10,000)) = $5,000 * ($200,000 / $140,000) = $7142.86

In this case, (b) = $7,142.86 is greater than (a) = $5,000. Therefore, the Withdrawal Benefit Base will be reduced to $200,000 – $7,142.86 = $192,857.14. The Contract Value reduces to $150,000 – $15,000 = $135,000.

Effect on Enhanced Death Benefit Base

Suppose at the time of the withdrawal described above, the Enhanced Death Benefit Base is $200,000. The Enhanced Death Benefit Base is reduced for the total amount of the withdrawal by the greater of (a) and (b), where:

(a)	is the withdrawal amount, and

(b)	is withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Enhanced Death Benefit Base immediately prior to the withdrawal, and

(2)	is the Contract Value immediately prior to the withdrawal

(a) = $15,000

(b) = $15,000 * ((1)$200,000 / (2)$150,000) = $20,000

In this case, (b) = $20,000 is greater than (a) = $15,000. Therefore, the Enhanced Death Benefit Base will be reduced to $200,000 – $20,000 = $180,000. The Contract Value reduces to $150,000 – $15,000 = $135,000.

A-10

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — STANDARD WITHDRAWAL GUARANTEE: AVAILABLE STANDARD WITHDRAWAL RATES

This example illustrates how the available Standard Withdrawal Rates are determined at the time of Living Benefit Withdrawal. (To see how the Lifetime Withdrawal Rate is determined for the following scenario, see “Inflation Protector Withdrawal Benefit Rider — Lifetime Withdrawal Guarantee: Lifetime Withdrawal Rate Calculation” example in Appendix A.)

Suppose $100,000 is deposited at issue; $50,000 is deposited in the beginning of the 4th Contract Year (3 years since issue). Standard Withdrawals start in the beginning of Contract Year 7. Annuitant is Actual Age 72 at the time of first withdrawal.

The Standard Withdrawal Rates available at the time of first withdrawal will be those that are greater than or equal to the then applicable Lifetime Withdrawal Rate plus the Standard Withdrawal Rate Threshold (0.50%).

The Lifetime Withdrawal Rate under the Lifetime Withdrawal Guarantee is equal to the sum of the Age-Based Lifetime Withdrawal Rate and the Effective Waiting Bonus. At time of the Standard Withdrawal, these components and the Lifetime Withdrawal Rate have the following values:

Age-Based Lifetime Withdrawal Rate: 4.5%

Effective Waiting Bonus: 0.50%

Lifetime Withdrawal Rate: 4.50% + 0.50% = 5.00%

Available Standard Withdrawal Rates > (5.00% + 0.50% = 5.50%)

The available Standard Withdrawal Rates are 6.00%.

The Waiting Bonus is not available in New York.

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — STANDARD WITHDRAWAL GUARANTEE

This example illustrates the effect of withdrawals under the Standard Withdrawal Guarantee on the Standard Withdrawal Benefit Balance and the Withdrawal Benefit Base, described in Section 11.10 — “Withdrawal Options under the Rider — Standard Withdrawal Guarantee under the Living Benefit Guarantee” of this prospectus.

Assume that at the start (BOP) of the Contract Year, your contract has the following values:

Guaranteed Annual Withdrawal Amount (GAWA)	$10,000
Standard Annual Reduction	$5,000
Contract Value (CV)	$40,000
Withdrawal Benefit Base	$200,000
Standard Withdrawal Benefit Balance	$45,000

Scenario 1.

Monthly withdrawals of $1,000 are taken at the end of each Contract Month. For simplicity, we will assume that the Contract Value will only reduce for withdrawals, and will not change for any gains, losses, or charges (therefore, there is no opportunity for Step-Up). Table below shows the Standard Withdrawal Benefit Balance and Withdrawal Benefit Base at the end of each Contract Month (EOP), reduced for withdrawals.

A-11

Abbreviations:

BOP = Beginning of Period, EOP = End of Period, CV = Contract Value, GAWA = Guaranteed Annual Withdrawal Amount, SAR = Standard Annual Reduction, WD = Withdrawal, WBB = Withdrawal Benefit Base, SWBB = Standard Withdrawal Benefit Balance

Month	CV BOP	GAWA Rem. BOP	SAR Rem. BOP	WD	Cum WD	Gain	Excess WD	WBB BOP	SWBB BOP	WBB Red.	WBB EOP	SWBB EOP
1	$40,000	$10,000	$5,000	$1,000	$1,000	$0	$0	$200,000	$45,000	$0	$200,000	$44,000
2	$39,000	$9,000	$4,000	$1,000	$2,000	$0	$0	$200,000	$44,000	$0	$200,000	$43,000
3	$38,000	$8,000	$3,000	$1,000	$3,000	$0	$0	$200,000	$43,000	$0	$200,000	$42,000
4	$37,000	$7,000	$2,000	$1,000	$4,000	$0	$0	$200,000	$42,000	$0	$200,000	$41,000
5	$36,000	$6,000	$1,000	$1,000	$5,000	$0	$0	$200,000	$41,000	$0	$200,000	$40,000
6	$35,000	$5,000	$0	$1,000	$6,000	$0	$0	$200,000	$40,000	$0	$200,000	$40,000
7	$34,000	$4,000	$0	$1,000	$7,000	$0	$0	$200,000	$40,000	$0	$200,000	$40,000
8	$33,000	$3,000	$0	$1,000	$8,000	$0	$0	$200,000	$40,000	$0	$200,000	$40,000
9	$32,000	$2,000	$0	$1,000	$9,000	$0	$0	$200,000	$40,000	$0	$200,000	$40,000
10	$31,000	$1,000	$0	$1,000	$10,000	$0	$0	$200,000	$40,000	$0	$200,000	$40,000
11	$30,000	$0	$0	$1,000	$11,000	$0	$1,000	$200,000	$40,000	$6,667	$193,333	$38,667
12	$29,000	$0	$0	$1,000	$12,000	$0	$1,000	$193,333	$38,667	$6,667	$186,667	$37,333
1	$28,000	$9,333	$5,000

Standard Withdrawal Benefit Balance is reduced as follows:

–	For the first 5 months (as long as the cumulative withdrawals in the Contract Year are less than Standard Annual Reduction), the Standard Withdrawal Benefit Balance is reduced by the dollar amount of every $1,000 withdrawal.

–	For the next 5 months (when cumulative withdrawals in the Contract Year exceed Standard Annual Reduction but are less than the GAWA), the Standard Withdrawal Benefit Balance is not reduced.

–	Withdrawals in Contract Months 11 and 12 are considered Excess Withdrawals, as the GAWA has been depleted by this time.

Excess Withdrawals reduce the Standard Withdrawal Benefit Balance by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the difference between (i) and (ii), where:

(i)	is the Standard Withdrawal Benefit Balance immediately prior to the withdrawal, and

(ii)	is the Standard Annual Reduction remaining prior to the withdrawal, and

(2)	is the difference between (i) and (ii) where:

(i)	is the Contract Value immediately prior to the withdrawal, and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.

A-12

•	At the end of Contract Month 11:

(a)	$1,000

(b)	$1,000*[(1)((i)$40,000 – (ii)$0)/(2)((i)$30,000-(ii)$0)] = $1,333

In this case, (b) = $1,333 is greater than (a) = $1,000. Therefore, the Standard Withdrawal Benefit Balance will be reduced by $1,333 for the Excess Withdrawal.

•	At the end of Contract Month 12:

(a)	$1,000

(b)	$1,000*[(1)((i)$38,667-(ii)$0)/(2)((i)$29,000-(ii)$0)] = $1,333

In this case, (b) = $1,333 is greater than (a) = $1,000. Therefore, the Standard Withdrawal Benefit Balance will be reduced by $1,333 for the Excess Withdrawal.

Withdrawal Benefit Base is reduced as follows:

–	For the first 10 months (as long as the cumulative withdrawals in the Contract Year are less than GAWA), the Withdrawal Benefit Base is not reduced.

–	Withdrawals in Contract Months 11 and 12 are considered Excess Withdrawals, as GAWA has been depleted by this time.

Excess Withdrawals reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Excess Withdrawal, and

(2)	is the difference between (i) and (ii) where:

(i)	is the Contract Value immediately prior to the withdrawal, and

(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.

•	At the end of Contract Month 11:

(a)	$1,000

(b)	$1,000*[(1)($200,000)/(2)((i)$30,000-(ii)$0)] = $6,667

In this case, (b) = $6,667 is greater than (a) = $1,000. Therefore, the Withdrawal Benefit Base will be reduced by $6,667 for the Excess Withdrawal.

•	At the end of Contract Month 12, the Withdrawal Benefit Base is reduced by the greater of (a) and (b):

(a)	$1,000

(b)	$1,000*[(1)($193,333)/(2)((i)$29,000-(ii)$0)] = $6,667

In this case, (b) = $6,667 is greater than (a) = $1,000. Therefore, the Withdrawal Benefit Base will be reduced by $6,667 for the Excess Withdrawal.

A-13

Scenario 2.

Now assume that you take $11,000 withdrawal at the end of month 11, and a $1,000 withdrawal at the end of month 12.

Month	CV BOP	GAWA Rem. BOP	SAR Rem. BOP	WD	Cum WD	Gain	Excess WD	WBB BOP	SWBB BOP	WBB Red.	WBB EOP	SWBB EOP
11	$40,000	$10,000	$5,000	$11,000	$11,000	$0	$1,000	$200,000	$45,000	$6,667	$193,333	$38,667
12	$29,000	$0	$0	$1,000	$12,000	$0	$1,000	$193,333	$38,667	$6,667	$186,667	$37,333
1	$28,000	$9,333	$5,000

Standard Withdrawal Benefit Balance is reduced as follows:

–	At the end of Contract Month 11, Excess Withdrawal = Total Withdrawal – GAWA Remaining = $11,000 – $10,000 = $1,000. At the end of Contract Month 12, Excess Withdrawal is $1,000 – $0 = $1,000:

•	At the end of Contract Month 11:

(a)	$1,000

(b)	$1,000*[(1)((i)$45,000-(ii)$5,000)/(2)((i)$40,000-(ii)$10,000)] = $1,333

In this case, (b) = $1,333 is greater than (a) = $1,000. Therefore, the Standard Withdrawal Benefit Balance will be reduced by $1,333 for the Excess Withdrawal.

•	At the end of Contract Month 12:

(a)	$1,000

(b)	$1,000*[(1)((i)$38,667-(ii)$0)/(2)((i)$29,000-(ii)$0)] = $1,333

In this case, (b) = $1,333 is greater than (a) = $1,000. Therefore, the Standard Withdrawal Benefit Balance will be reduced by $1,333 for the Excess Withdrawal.

Withdrawal Benefit Base is reduced as follows:

–	At the end of Contract Month 11, Excess Withdrawal = Total Withdrawal – GAWA Remaining = $11,000 – $10,000 = $1,000. At the end of Contract Month 12, Excess Withdrawal is $1,000 – $0 = $1,000:

•	At the end of Contract Month 11:

(a)	$1,000

(b)	$1,000*[(1)($200,000)/(2)((i)$40,000-(ii)$10,000)] = $6,667

In this case, (b) = $6,667 is greater than (a) = $1,000. Therefore, the Withdrawal Benefit Base will be reduced by $6,667 for the Excess Withdrawal.

•	At the end of Contract Month 12:

(a)	$1,000

(b)	$1,000*[(1)($193,333)/(2)((i)$29,000-(ii)$0)] = $6,667

In this case, (b) = $6,667 is greater than (a) = $1,000. Therefore, the Withdrawal Benefit Base will be reduced by $6,667 for the Excess Withdrawal.

A-14

In both cases, the Standard Withdrawal Benefit Balance is equal to $37,333 and Withdrawal Benefit Base is equal to $186,667 after reductions for withdrawals (at the end of month 12).

In the beginning of the next Contract Year, the new GAWA and Standard Annual Reduction are calculated (assuming there is no Inflation Increase): GAWA = Withdrawal Benefit Base * Standard Withdrawal Rate = $186,667 * 0.05 = $9,333

Standard Annual Reduction = lesser of 1) previous Standard Annual Reduction and 2) new GAWA = $5,000

INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — STANDARD WITHDRAWAL GUARANTEE: GUARANTEED ANNUAL WITHDRAWAL AMOUNT IN THE FINAL YEAR

At the start of the Contract Year, your contract has the following values:

Contract Value (CV)	$3,400
Withdrawal Benefit Base	$93,139
Standard Withdrawal Benefit Balance	$4,000
Guaranteed Annual Withdrawal Amount (GAWA)	$4,657
Standard Annual Reduction	$4,499

–	At the start of the Contract Year, Standard Withdrawal Benefit Balance is compared to Standard Annual Reduction: $4,000 < $4,499.

–	Since Standard Withdrawal Benefit Balance is less than Standard Annual Reduction, your GAWA will be reduced.

–	GAWA Reduction Factor = Standard Withdrawal Benefit Balance / Standard Annual Reduction = $4,000 / $4,499 = 88.9%.

–	The reduced GAWA will be calculated as follows: Reduced GAWA = $4,657 * 88.9% = $4,140.

–	Even though your CV is only $3,400, and your Standard Withdrawal Benefit Balance is only $4,000, you can take withdrawals up to GAWA = $4,140.

–	Your contract will then be terminated according to the terms of this Rider (see Section 11.19 — “Termination of the Inflation Protector Withdrawal Benefit Rider”).

RMD AND INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — STANDARD WITHDRAWAL GUARANTEE

Assume that you are in the Withdrawal Phase under the Standard Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider. During the Withdrawal Phase, a Guaranteed Annual Withdrawal Amount is calculated every Contract Year, and allows you to take withdrawals up to that amount without affecting your Withdrawal Benefit Base.

Assumptions:

Rider Effective Date:	1/1/2017
Withdrawal Benefit Base on 01/01/2018:	$200,000
Standard Withdrawal Benefit Balance on 01/01/2018:	$175,000
Contract Value on 04/01/2018:	$150,000
Guaranteed Annual Withdrawal Amount for 2018:	$10,000
Standard Annual Reduction for 2018:	$7,500

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Suppose your Required Minimum Distribution for 2018 is calculated and is $15,000. On 04/01/2018 you take a $15,000 withdrawal directed as an RMD Withdrawal. RMD withdrawals are subject to more favorable Excess Withdrawal treatment:

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	The Standard Withdrawal Benefit Balance will be reduced by the dollar amount of withdrawals greater than the Guaranteed Annual Withdrawal Amount but less than or equal to the RMD

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.

In this case, the RMD withdrawal is greater than the Guaranteed Annual Withdrawal Amount. However, because this is an RMD withdrawal, there is no Excess Withdrawal. The Withdrawal Benefit Base is not reduced and remains at $200,000. The Standard Withdrawal Benefit Balance is reduced by the dollar amount of the RMD withdrawal above the Guaranteed Annual Withdrawal Amount. The Standard Withdrawal Benefit Balance reduces to $175,000 – $7,500 – $5,000 = $162,500. Contract Value reduces to $150,000 – $15,000 = $135,000.

RMD AND INFLATION PROTECTOR WITHDRAWAL BENEFIT RIDER — LIFETIME WITHDRAWAL GUARANTEE

Assume that you are in the Withdrawal Phase under the Lifetime Withdrawal Guarantee of the Inflation Protector Withdrawal Benefit Rider. During the Withdrawal Phase, a Guaranteed Annual Withdrawal Amount is calculated every Contract Year, and allows you to take withdrawals up to that amount without affecting your Withdrawal Benefit Base.

Assumptions:

Rider Effective Date:	1/1/2017
Withdrawal Benefit Base on 01/01/2018:	$200,000
Contract Value on 04/01/2018:	$150,000
Guaranteed Annual Withdrawal Amount for 2018:	$10,000

Suppose your Required Minimum Distribution for 2014 is calculated and is $15,000. On 04/01/2018 you take a $15,000 withdrawal directed as an RMD Withdrawal. RMD withdrawals are subject to more favorable Excess Withdrawal treatment:

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.

In this case, the RMD withdrawal is greater than the Guaranteed Annual Withdrawal Amount. However, because this is an RMD withdrawal, there is no Excess Withdrawal. The Withdrawal Benefit Base is not reduced and remains at $200,000. Contract Value reduces to $150,000 – $15,000 = $135,000.

GUARANTEED MINIMUM ACCUMULATION BENEFIT

Effect of Subsequent Purchase Payments on Guaranteed Minimum Accumulation Benefit

Suppose your benefit is issued on 2/15/2019 and your benefit period is ten years. Any Purchase Payment received between 2/15/2019 and 2/14/2020 will be added to Guaranteed Minimum Accumulation Benefit Base dollar-for-dollar. Any Purchase Payment received on or after 2/15/2020 will not be added to Guaranteed Minimum Accumulation Benefit Base.

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If step-up option is not exercised, and you decide to renew your benefit for another ten years on 2/15/2029, any Purchase Payment received between 2/15/2029 and 2/14/2030 will be added to Guaranteed Minimum Accumulation Benefit Base dollar-for-dollar. Any Purchase Payment received on or after 2/15/2030 will not be added to Guaranteed Minimum Accumulation Benefit Base.

Effect of Withdrawals on Guaranteed Minimum Accumulation Benefit

The Guaranteed Minimum Accumulation Benefit Base will be reduced by the withdrawal in a proportional manner. The reductions in the Guaranteed Minimum Accumulation Benefit Base occur as of the date of each applicable withdrawal. The proportional reduction, which is subtracted from the Guaranteed Minimum Accumulation Benefit base immediately prior to the withdrawal, is determined by multiplying (i) and (ii) where:

(i)	is the Guaranteed Minimum Accumulation Benefit immediately prior to the withdrawal, and

(ii)	is a ratio of the current withdrawal amount to the Contract Value immediately prior to the withdrawal.

Example: Assume there is a single $7,500 withdrawal during a Contract Year. Suppose that the Contract Value and Guaranteed Minimum Accumulation Benefit Base just prior to the withdrawal are $110,000 and $100,000 respectively.

The Guaranteed Minimum Accumulation Benefit Base will be reduced by the following amount:

Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) = $100,000 x ($7,500/$110,000) = $6,818.18

If the Contract Value just before the $7,500 withdrawal was $90,000, the reduction to the Guaranteed Minimum Accumulation Benefit Base would be as follows:

Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) = $100,000 x ($7,500/$90,000) = $8,333.33

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APPENDIX B: STATE VARIATIONS

Following is the summary of state variations for Smart Foundation Variable Annuity. This list includes only the variations that have the most impact on the features and benefits of your Contract, and is not meant to be comprehensive. Information contained below is subject to change without notice based on state approvals of the contract. Please refer to your contract for specific information.

CALIFORNIA

Section 1.3. Right to Review the Contract has been modified to read as follows:

The Contract Owner may cancel this contract within ten days after its receipt. If this contract is a Replacement Contract it may be cancelled by returning it within 30 days after it is received by the Contract Owner. In either situation, simply return or mail it to the Company or the representative through whom it was purchased. The Company will refund the Contract Value and policy fees, if any, as of the time notification is received.

Section 3.1. Transaction Charges:

The Premature Withdrawal Charge will not be assessed in California.

Section 4.3. Waiver of Surrender Charges / Medically Related Withdrawal provision has been revised to read as follows:

You may request the waiver of Surrender Charges for your Medically Related Withdrawal of all or part of your Contract Value if certain medically related contingencies occur. The waiver of Surrender Charges is available if, while the contract is in force, the Contract Owner (or Annuitant for entity-owned Contracts) is first diagnosed as having a fatal injury or illness (an injury or illness expected to result in death within 2 years for 80% of diagnosed cases).

Waiver of Surrender Charges under confinement to a medical care facility is not permitted in California.

Section 4.3. Waiver of Surrender Charges / Disability Related Withdrawal provision has been revised to read as follows:

You may request the waiver of Surrender Charges for your Disability Related Withdrawal of all or part of your Contract Value if:

(1)	The Contract Owner (or Annuitant for entity-owned Contracts) has a disability that renders one unable to perform with reasonable continuity the substantial and material acts necessary to pursue his usual occupation in the usual or customary way or to engage with reasonable continuity in another occupation in which he could reasonably be expected to perform satisfactorily in light of his age, education, training, experience, station in life, physical and mental capacity, and

(2)	The disability began after the Contract Date, and

(3)	The disability has continued without interruption for four months.

Section 8.2. Purchasing the Enhanced Death Benefit Rider with your Contract (Owner/Annuitant Requirements):

Covered Life ownership and beneficiary restrictions only apply at time of issue.

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Section 8.12. Termination of the Enhanced Death Benefit Rider:

Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

Section 9.2. Purchasing the Guaranteed Growth and Income Benefit Rider with your Contract (Owner / Annuitant Requirements):

Covered Life ownership and beneficiary restrictions only apply at time of issue.

Section 9.16. Termination of the Guaranteed Growth and Income Benefit Rider:

Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

Section 10.1. Purchasing both the Guaranteed Growth and Income Benefit and Enhanced Death Benefit Riders with your Contract (Owner / Annuitant Requirements):

Covered Life ownership and beneficiary restrictions only apply at time of issue.

Section 11.2. Purchasing the Inflation Protector Withdrawal Benefit Rider with your Contract (Owner / Annuitant Requirements):

Covered Life ownership and beneficiary restrictions only apply at time of issue.

Section 11.19. Termination of the Inflation Protector Withdrawal Benefit Rider:

Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

Section 12.1. Purchasing both the Inflation Protector Withdrawal Benefit and Enhanced Death Benefit Riders with your Contract (Owner / Annuitant Requirements):

Covered Life ownership and beneficiary restrictions only apply at time of issue.

CONNECTICUT

Section 4.3. Waiver of Surrender Charges:

Waiver of Surrender Charges for Disability Related Withdrawals is not available in Connecticut.

Term “Medically Related Withdrawal” is replaced with “Waiver of Surrender Charges.” Provisions of the Section are changed as follows:

You may request the waiver of Surrender Charge of all or part of your Contract Value if either of the following events occurs:

(1)	The Contract Owner (or Annuitant for entity-owned Contracts) is first confined to a hospital or nursing facility while this Contract is in force and remains confined for at least 90 days in a row.

(2)	The Contract Owner (or Annuitant for entity-owned Contracts) is diagnosed by a licensed physician with a fatal illness (an illness expected to result in death within 2 years) while this Contract is in force.

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Section 6.6. Annuity Payments:

If the age of the Annuitant or Joint Payee is misstated and the contract is annuitized, an actuarial equivalent adjustment will be made on future payments under the contracts.

Section 8.12. Termination of the Enhanced Death Benefit Rider:

Rider will terminate upon a change of ownership only when the Contract Owner is also the Covered Life under the Rider. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

Section 9.16. Termination of the Guaranteed Growth and Income Benefit Rider:

Rider will terminate upon a change of ownership only when the Contract Owner is also the Covered Life under the Rider. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

Section 11.19. Termination of the Inflation Protector Withdrawal Benefit Rider:

Rider will terminate upon a change of ownership only when the Contract Owner is also the Covered Life under the Rider. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

FLORIDA

Section 1.2. How to Purchase Your Contract has been modified to read as follows:

Total purchase payment must not be greater than $2 million into one contract by the same owner/annuitant.

Section 1.3. Right to Review the Contract has been modified to read as follows:

You may cancel the Contract within 14 days (21 days for Contract Owners age 65 and older) after its receipt. Simply return or mail it to the Company or the representative through whom it was purchased. The company will refund an amount equal to the cash surrender value plus any fees or charges deducted from the purchase payments.

Section 3.1. Transaction Charges:

The Premature Withdrawal Charge will not be assessed after the 10th Contract Year.

Section 6.4. What happens on the Annuity Date?:

A notification that an Annuity Option must be selected will be sent to you 60 days prior to your Annuity Date. You must select an Annuity Option and notify us of your election at least 30 days prior to the Annuity Date. In the event no response is received from you, and you did not specify an Annuity Option, the Contract Value will be annuitized on the Annuity Date based on an applicable default option.

If the Annuity Date is less than the maximum maturity date, the Annuity Date will not be changed to the maximum maturity date allowed by the state.

Section 8.12. Termination of the Enhanced Death Benefit Rider:

Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

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Section 9.16. Termination of the Guaranteed Growth and Income Benefit Rider:

Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

Section 11.19. Termination of the Inflation Protector Withdrawal Benefit Rider:

Rider will not terminate upon assignment or a change of ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

NEW YORK

Section 1.3. Right to Review the Contract has been modified to read as follows:

You may cancel the Contract within 10 days after its receipt. Simply return or mail it to the Company or the representative through whom it was purchased, along with a written request to cancel the Contract based on this provision. The Company will refund any purchase payments made.

Section 2.2. The Fixed Account:

Fixed Interest Options are not available in New York.

Section 3.1. Transaction Charges:

Premature Withdrawal Charge does not apply in New York.

Section 3.2. Periodic Charges:

The current Rider Charge for Inflation Protector Withdrawal Benefit in New York for a Single Life Guarantee is 1.05%, and 1.30% for a Joint Life Guarantee.

Section 4.1. Ways to Access Your Money:

Withdrawals Treated as Surrenders:

In some circumstances, we reserve the right to treat your withdrawal as a full surrender, or to initiate a payment of the Contract Value to you. This will cause your Contract and any optional benefits to terminate.

We also reserve the right to terminate the Contract and any applicable Death Benefit by initiating a payment of the Contract Value to you, if there is no Purchase Payment activity during the three most recent Contract Years, and the Contract Value is less than $2,000. Please see Section 9 — “Guaranteed Growth and Income Benefit” and Section 11 — “Inflation Protector Withdrawal Benefit” for more information concerning certain limits on the Company’s right to terminate the Contract.

Section 6.6. Annuity Payments:

The Contract Value on the day immediately preceding the Annuity Date will be used to determine the Annuity Payment. If your Contract Value to be applied to the selected Annuity Option on the Annuity Date is less than $2,000, or would provide an income the initial amount of which is less than $20 per month, we may pay you such amount in a lump sum.

The annuity benefits at the time of their commencement will not be less than those that would be provided by the application of the greater of the Surrender Value and 95% of the Contract Value to purchase a single premium immediate annuity contract at purchase rates offered by the company at the time to the same class of annuitants.

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Section 9.13. What Happens on the Annuity Date under the Rider?:

You must select an Annuity Option at least 30 days prior to the Annuity Date. If the Guaranteed Growth and Income Benefit Rider is in effect when the maximum maturity date has been reached, and you did not specify an option you wish to exercise, your Contract will be annuitized at the default option offered by the Contract or under the conditions of the Rider, whichever is greater.

When the Contract is annuitized, the annuity payment schedule and the amount are fixed and cannot be altered. The Annuity Option cannot be changed after the Contract is annuitized. If the Contract is annuitized based on the Rider’s Living Benefit Guarantee, the Death Benefit is no longer payable. Also, any favorable treatment of RMD withdrawals under the Rider no longer applies, as such distributions are no longer required. If the remaining annuity payments due each Contract Year are less than $100, the remaining annuity payments will be commuted and a lump sum not less than the Contract Value will be paid.

Section 11.4. Withdrawal Benefit Base:

The Maximum Inflation Factor is 4%.

Section 11.5. Rider Charge:

The current Rider Charge for a Single Life Guarantee is 1.05%, and 1.30% for a Joint Life Guarantee.

Section 11.9. Withdrawal Options under the Rider — Lifetime Withdrawal Guarantee under the Living Benefit Guarantee:

The Waiting Bonus feature is not available in New York.

Section 11.16. What Happens on the Annuity Date under the Rider?:

You must select an Annuity Option at least 30 days prior to the Annuity Date. If the Inflation Protector Withdrawal Benefit Rider is in effect when the maximum maturity date has been reached, and you did not specify an option you wish to exercise, your Contract will be annuitized at the default option offered by the Contract or under the conditions of the Rider, whichever is greater.

When the Contract is annuitized, the annuity payment schedule and the amount are fixed and cannot be altered. The Annuity Option cannot be changed after the Contract is annuitized. If the Contract is annuitized based on the Rider’s Living Benefit Guarantee, the Death Benefit is no longer payable. Also, any favorable treatment of RMD withdrawals under the Rider no longer applies, as such distributions are no longer required. If the remaining annuity payments due each Contract Year are less than $100, the remaining annuity payments will be commuted and a lump sum not less than the Contract Value will be paid.

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STATEMENT OF ADDITIONAL INFORMATION — MAY 1, 2017

SMART FOUNDATION VARIABLE ANNUITY

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

Philadelphia, Pennsylvania 19172 • Telephone (800) 523-0650

INDIVIDUAL VARIABLE AND FIXED ANNUITY CONTRACT

This statement of additional information is not a prospectus. It should be read in conjunction with the current Prospectus dated May 1, 2017 for the individual variable and fixed annuity contract (the “Contract”). The Contract is funded through Penn Mutual Variable Annuity Account III (referred to as the “Separate Account” in the Prospectus and this Statement of Additional Information). To obtain the Prospectus you may write to The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”), Customer Service Group, Philadelphia, PA 19172 or visit our web site at www.pennmutual.com or you may call (800) 523-0650. Terms used in this Statement of Additional Information have the same meaning as in the Prospectus.

D-1

VARIABLE SUBACCOUNT INFORMATION

Net Investment Factor

For any Subaccount, the net investment factor for a Valuation Period is determined by dividing (a) by (b) and subtracting (c):

Where (a) is:

The net asset value per share of the mutual fund held in the Subaccount, as of the end of the Valuation Period.

plus

The per share amount of any dividend or capital gain distributions by the mutual fund if the “ex-dividend” date occurs in the Valuation Period.

plus or minus

A per share charge or credit, as we may determine as of the end of the Valuation Period, for provision for taxes (if applicable).

Where (b) is:

The net asset value per share of the mutual fund held in the Subaccount as of the end of the last prior Valuation Period.

plus or minus

The per share charge or credit for provision for taxes as of the end of the last prior Valuation Period (if applicable).

Where (c) is:

The sum of the mortality and expense risk charge and the contract administration charge. On an annual basis, the sum of such charges equals 1.40% for Smart Foundation VA, 1.65% for Smart Foundation Flex VA and 1.60% for Smart Foundation Plus VA of the daily net asset value of the Subaccount.

Valuation Period

Valuation Period is the period from one valuation of underlying fund assets to the next. Valuation is performed each day the New York Stock Exchange is open for trading.

Transaction Valuation

Your assets in the Separate Account are held as Accumulation Units of the Subaccounts that you select. We value Accumulation Units as of the close of regular trading on the New York Stock Exchange (NYSE) (generally, 4:00 p.m. ET). When you invest in, withdraw from or transfer money to a Subaccount, you receive the Accumulation Unit value next computed after we receive and accept your purchase payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by

D-2

our fax server prior to the close of regular trading on that day. Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price.

ADMINISTRATIVE AND RECORDKEEPING SERVICES

Penn Mutual performs all data processing, recordkeeping and other related services with respect to the Contracts and the Separate Accounts.

DISTRIBUTION OF CONTRACTS

Hornor, Townsend & Kent, Inc. (“HTK”), a wholly owned subsidiary of The Penn Mutual Life Insurance Company (“Penn Mutual”), serves as principal underwriter of the Contracts. The address of HTK is 600 Dresher Road, Horsham, PA 19044. For 2014, 2015, and 2016, the Company paid to HTK underwriting commissions of approximately $1,193,444, $1,407,127, and $1,153,907, respectively.

The Contracts will be distributed by HTK through broker-dealers. Total commissions on purchase payments made under the Contract will not exceed 8% and trailer commissions based on a percentage of Contract Value, other allowances and overrides may be paid. The offering of the Contract is continuous, and Penn Mutual does not anticipate discontinuing the offering of the Contract, although we reserve the right to do so.

CUSTODIAN

The Company is custodian of the assets held in the Separate Account.

EXPERTS

The financial statements of the Company as of December 31, 2016 and 2015 and for each of the two years in the period ended December 31, 2016, and the financial statements and financial highlights of the Separate Account of the Company as of December 31, 2016 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP has provided advice on certain matters relating to the federal securities laws and the offering of the Contract. Their offices are located at 1111 Pennsylvania Avenue, NW, Washington, D.C. 20004.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the statutory financial statements of the Company appear on the following pages. The statutory financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts.

D-3

The Penn Mutual Life Insurance Company

Variable Annuity Account III

Audited Financial Statements

as of December 31, 2016

and for the periods presented

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Penn Mutual Life Insurance Company

and Contract Owners of Penn Mutual Variable Annuity Account III

of The Penn Mutual Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the following subaccounts: Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund , Moderately Conservative Allocation Fund, Conservative Allocation Fund, High Income Bond Fund II, Financial Services Fund, Health Care Fund, Russell 2000 1.5x Strategy Fund , Nova Fund , NASDAQ-100 Fund, Technology Fund, Inverse S&P 500 Strategy Fund, Government Long Bond 1.2x Strategy Fund, U.S. Government Money Market Fund, Utilities Fund, Equity Income Portfolio II, and International Stock Portfolio (constituting the Penn Mutual Variable Annuity Account III, hereafter referred to as the “Separate Account”) as of December 31, 2016, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agents, provide a reasonable basis for our opinion.

April 4, 2017

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

	Total	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund
Assets:
Investments at fair value	$6,289,191,995	$95,576,835	$88,378,231	$254,897,447
Dividends receivable	885	885	—	—
Receivable for securities sold	882,835	405,841	7,233	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	338,247	5,172	4,687	13,670
Payable for securities purchased	639,279	—	—	61,696

Total Net Assets	$6,289,098,189	$95,978,389	$88,380,777	$254,822,081

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA		$28,555,639	$21,420,114	$66,632,885
Diversifier II/Optimizer/Retirement Planner VA		2,861,469	1,798,303	10,145,174
Inflation Protector Variable Annuity		6,259,691	6,389,077	21,828,128
Olympia XT Advisor		—	—	—
Penn Freedom Advisor		—	—	—
Pennant Select		8,294,783	12,777,749	26,545,389
PennFreedom		19,459,160	30,290,347	57,955,449
Smart Foundation Flex		15,924,404	5,723,565	30,313,873
Smart Foundation Plus		7,553,096	4,665,797	21,569,862
Smart Foundation VA		7,070,147	5,315,825	19,831,321

Total Net Assets		$95,978,389	$88,380,777	$254,822,081

Accumulation of Unit Values:
Commander/Enhanced Credit VA		$10.91	$13.46	$18.26

Diversifier II/Optimizer/Retirement Planner VA		$22.53	$17.01	$41.30

Inflation Protector Variable Annuity		$9.01	$9.56	$10.85

Olympia XT Advisor		$—	$—	$—

Penn Freedom Advisor		$—	$—	$—

Pennant Select		$10.92	$13.58	$18.42

PennFreedom		$9.70	$11.85	$15.29

Smart Foundation Flex		$9.22	$9.59	$10.18

Smart Foundation Plus		$9.24	$9.61	$10.20

Smart Foundation VA		$9.33	$9.71	$10.30

Number of Shares		95,983,561	7,433,597	18,163,632
Cost of Investments	$4,597,749,720	$95,983,561	$86,204,789	$237,290,256

The accompanying notes are an integral part of these financial statements.

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PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	High Yield Bond Fund	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund
Assets:
Investments at fair value	$126,550,811	$3,170,809,168	$55,901,965	$186,201,174
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	1,831	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	6,740	171,910	2,948	9,842
Payable for securities purchased	25,178	385,710	—	17,111

Total Net Assets	$126,518,893	$3,170,251,548	$55,900,848	$186,174,221

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$34,710,400	$673,161,525	$12,347,496	$47,260,575
Diversifier II/Optimizer/Retirement Planner VA	9,260,555	174,179,581	7,778,210	24,025,378
Inflation Protector Variable Annuity	10,154,053	339,192,821	4,500,038	8,453,069
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	13,199,843	231,186,483	6,629,242	17,089,180
PennFreedom	23,051,683	594,728,349	9,967,269	29,724,014
Smart Foundation Flex	13,126,544	481,291,125	6,121,387	23,134,643
Smart Foundation Plus	12,092,062	348,865,665	3,866,195	19,064,841
Smart Foundation VA	10,923,753	327,645,999	4,691,011	17,422,521

Total Net Assets	$126,518,893	$3,170,251,548	$55,900,848	$186,174,221

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$25.41	$45.56	$16.30	$11.81

Diversifier II/Optimizer/Retirement Planner VA*	$90.62	$276.50	$16.51	$81.67

Inflation Protector Variable Annuity	$13.80	$18.28	$15.76	$20.63

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$25.64	$45.97	$16.37	$11.91

PennFreedom	$24.26	$32.81	$16.23	$16.76

Smart Foundation Flex	$12.84	$16.27	$14.08	$18.09

Smart Foundation Plus	$12.88	$16.31	$14.12	$18.13

Smart Foundation VA	$13.00	$16.47	$14.26	$18.32

Number of Shares	10,311,788	69,694,954	3,176,352	6,124,476
Cost of Investments	$105,159,746	$2,116,311,356	$41,432,250	$130,515,118

*	The accumulated unit value for Diversifier II Non-Qualified in the Large Growth Stock Fund is $81.00

The accompanying notes are an integral part of these financial statements.

2

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund
Assets:
Investments at fair value	$25,245,908	$52,040,391	$110,886,654	$83,571,656
Dividends receivable	—	—	—	—
Receivable for securities sold	—	4,569	—	4,985

Liabilities:
Due to The Penn Mutual Life Insurance Company	1,353	2,626	5,703	4,363
Payable for securities purchased	25,729	—	19,619	—

Total Net Assets	$25,218,826	$52,042,334	$110,861,332	$83,572,278

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$8,265,890	$10,891,518	$25,372,493	$24,104,634
Diversifier II/Optimizer/Retirement Planner VA	973,636	18,754,810	27,303,283	10,839,523
Inflation Protector Variable Annuity	1,552,430	1,455,613	3,613,309	3,303,101
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	2,473,692	6,054,254	11,195,409	9,897,453
PennFreedom	4,672,328	6,531,732	22,696,676	17,994,798
Smart Foundation Flex	3,760,882	3,420,957	6,719,796	8,151,121
Smart Foundation Plus	2,168,574	2,905,563	9,085,238	3,903,507
Smart Foundation VA	1,351,394	2,027,887	4,875,128	5,378,141

Total Net Assets	$25,218,826	$52,042,334	$110,861,332	$83,572,278

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$13.34	$14.56	$19.19	$14.54

Diversifier II/Optimizer/Retirement Planner VA	$13.64	$14.74	$80.87	$14.73

Inflation Protector Variable Annuity	$15.43	$17.72	$17.57	$17.33

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$13.44	$14.62	$19.37	$14.60

PennFreedom	$13.24	$14.50	$18.29	$14.48

Smart Foundation Flex	$14.40	$15.84	$16.21	$16.41

Smart Foundation Plus	$14.44	$15.88	$16.25	$16.45

Smart Foundation VA	$14.58	$16.04	$16.41	$16.62

Number of Shares	1,818,326	3,189,029	4,472,248	5,165,429
Cost of Investments	$19,983,072	$35,674,738	$79,524,632	$58,216,874

The accompanying notes are an integral part of these financial statements.

3

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Assets:
Investments at fair value	$258,855,449	$67,719,370	$113,339,490	$54,728,014
Dividends receivable	—	—	—	—
Receivable for securities sold	—	63,182	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	13,809	3,542	6,026	2,903
Payable for securities purchased	4,625	—	34,984	54,558

Total Net Assets	$258,837,015	$67,779,010	$113,298,480	$54,670,553

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$59,537,369	$19,035,850	$32,327,085	$16,796,029
Diversifier II/Optimizer/Retirement Planner VA	17,074,314	6,960,185	11,235,354	2,021,616
Inflation Protector Variable Annuity	20,141,865	1,809,090	5,741,167	3,016,536
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	26,921,242	7,416,132	9,945,895	6,196,084
PennFreedom	66,909,429	20,293,565	19,648,636	13,208,884
Smart Foundation Flex	29,359,011	4,602,400	11,796,691	4,712,879
Smart Foundation Plus	18,833,282	4,256,266	15,641,734	4,729,216
Smart Foundation VA	20,060,503	3,405,522	6,961,918	3,989,309

Total Net Assets	$258,837,015	$67,779,010	$113,298,480	$54,670,553

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$19.18	$11.81	$34.28	$25.78

Diversifier II/Optimizer/Retirement Planner VA	$30.32	$25.94	$44.93	$26.35

Inflation Protector Variable Annuity	$20.15	$16.37	$19.07	$21.43

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$19.36	$11.91	$34.59	$25.96

PennFreedom	$20.78	$19.00	$28.65	$25.59

Smart Foundation Flex	$17.62	$14.35	$17.49	$18.76

Smart Foundation Plus	$17.66	$14.38	$17.53	$18.81

Smart Foundation VA	$17.84	$14.52	$17.71	$19.00

Number of Shares	14,380,601	4,543,066	4,993,588	2,534,699
Cost of Investments	$179,506,287	$51,473,440	$78,225,911	$37,788,217

The accompanying notes are an integral part of these financial statements.

4

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets:
Investments at fair value	$39,808,190	$53,672,716	$50,345,378	$171,335,106
Dividends receivable	—	—	—	—
Receivable for securities sold	30,129	3,195	2,218	33,704

Liabilities:
Due to The Penn Mutual Life Insurance Company	2,190	2,932	2,619	9,027
Payable for securities purchased	—	—	—	—

Total Net Assets	$39,836,129	$53,672,979	$50,344,977	$171,359,783

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$5,330,664	$9,804,658	$15,745,131	$57,478,878
Diversifier II/Optimizer/Retirement Planner VA	733,020	1,341,708	8,554,016	15,813,728
Inflation Protector Variable Annuity	3,971,306	7,200,239	1,872,466	8,565,874
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	2,529,476	3,943,353	5,198,522	16,925,150
PennFreedom	11,441,441	13,371,922	7,462,327	34,309,952
Smart Foundation Flex	8,855,585	8,208,197	4,075,506	13,806,537
Smart Foundation Plus	3,202,488	4,904,151	4,352,571	15,396,574
Smart Foundation VA	3,772,149	4,898,751	3,084,438	9,063,090

Total Net Assets	$39,836,129	$53,672,979	$50,344,977	$171,359,783

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$18.40	$22.08	$20.42	$47.40

Diversifier II/Optimizer/Retirement Planner VA	$18.63	$22.36	$38.47	$70.00

Inflation Protector Variable Annuity	$17.88	$20.90	$15.96	$22.04

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$18.47	$22.17	$20.60	$47.83

PennFreedom	$18.32	$21.99	$12.47	$36.84

Smart Foundation Flex	$15.83	$19.22	$15.41	$18.57

Smart Foundation Plus	$15.87	$19.27	$15.45	$18.61

Smart Foundation VA	$16.03	$19.47	$15.60	$18.80

Number of Shares	1,926,418	2,173,994	1,619,936	5,183,570
Cost of Investments	$37,053,632	$41,485,476	$37,528,508	$100,616,534

The accompanying notes are an integral part of these financial statements.

5

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	Small Cap Index Fund	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund
Assets:
Investments at fair value	$57,799,982	$49,664,490	$185,694,127	$88,345,317
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	182,283	44,780

Liabilities:
Due to The Penn Mutual Life Insurance Company	3,151	2,693	9,772	4,721
Payable for securities purchased	4,505	5,564	—	—

Total Net Assets	$57,792,326	$49,656,233	$185,866,638	$88,385,376

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$9,280,686	$8,133,822	$59,642,151	$21,179,924
Diversifier II/Optimizer/Retirement Planner VA	484,925	562,043	19,479,577	3,588,191
Inflation Protector Variable Annuity	5,721,255	5,797,885	10,483,143	7,217,525
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	4,513,565	4,774,897	17,450,835	8,399,969
PennFreedom	17,327,082	15,405,520	44,512,404	30,194,475
Smart Foundation Flex	10,591,682	7,439,688	15,223,830	9,266,758
Smart Foundation Plus	3,470,130	2,176,071	11,940,395	4,029,523
Smart Foundation VA	6,403,001	5,366,307	7,134,303	4,509,011

Total Net Assets	$57,792,326	$49,656,233	$185,866,638	$88,385,376

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$17.98	$10.20	$19.17	$9.13

Diversifier II/Optimizer/Retirement Planner VA	$18.21	$10.33	$42.85	$9.24

Inflation Protector Variable Annuity	$19.82	$11.46	$12.91	$8.96

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$18.06	$10.25	$19.34	$9.17

PennFreedom	$17.91	$10.16	$24.37	$9.09

Smart Foundation Flex	$17.29	$12.25	$11.97	$9.72

Smart Foundation Plus	$17.34	$12.28	$12.00	$9.75

Smart Foundation VA	$17.51	$12.40	$12.12	$9.85

Number of Shares	2,876,828	4,348,417	8,088,617	8,648,738
Cost of Investments	$44,390,466	$48,461,705	$157,384,425	$94,662,292

The accompanying notes are an integral part of these financial statements.

6

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	Real Estate Securities Fund	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund
Assets:
Investments at fair value	$101,686,586	$59,403,801	$219,346,050	$320,326,139
Dividends receivable	—	—	—	—
Receivable for securities sold	6,785	7,324	12,813	61,995

Liabilities:
Due to The Penn Mutual Life Insurance Company	5,459	3,247	11,900	17,376
Payable for securities purchased	—	—	—	—

Total Net Assets	$101,687,912	$59,407,878	$219,346,963	$320,370,758

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$27,000,714	$11,971,062	$62,302,890	$63,345,852
Diversifier II/Optimizer/Retirement Planner VA	4,087,323	719,949	1,591,849	2,997,877
Inflation Protector Variable Annuity	9,606,814	10,947,285	29,010,467	40,825,671
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	9,252,419	4,728,413	22,766,772	42,225,065
PennFreedom	22,543,742	10,449,642	38,749,571	74,775,185
Smart Foundation Flex	11,022,171	7,861,471	32,574,648	41,896,688
Smart Foundation Plus	9,217,142	4,138,052	13,411,566	26,089,721
Smart Foundation VA	8,957,587	8,592,004	18,939,200	28,214,699

Total Net Assets	$101,687,912	$59,407,878	$219,346,963	$320,370,758

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$30.17	$14.45	$15.18	$14.00

Diversifier II/Optimizer/Retirement Planner VA	$30.84	$14.64	$15.37	$14.18

Inflation Protector Variable Annuity	$17.99	$15.68	$15.03	$13.96

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$30.39	$14.52	$15.24	$14.06

PennFreedom	$29.95	$14.39	$15.11	$13.94

Smart Foundation Flex	$16.00	$14.57	$13.98	$13.02

Smart Foundation Plus	$16.04	$14.60	$14.01	$13.05

Smart Foundation VA	$16.20	$14.75	$14.15	$13.18

Number of Shares	5,087,212	3,715,518	13,119,549	20,858,602
Cost of Investments	$77,566,668	$48,520,681	$174,098,360	$251,992,073

The accompanying notes are an integral part of these financial statements.

7

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	Moderately Conservative Allocation Fund	Conservative Allocation Fund	High Income Bond Fund II	Financial Services Fund†
Assets:
Investments at fair value	$94,050,902	$52,771,032	$73,576	$—
Dividends receivable	—	—	—	—
Receivable for securities sold	7,443	2,516	3	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	5,049	2,805	4	—
Payable for securities purchased	—	—	—	—

Total Net Assets	$94,053,296	$52,770,743	$73,575	$—

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$23,077,777	$13,815,558	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	2,117,312	305,919	—	—
Inflation Protector Variable Annuity	10,008,748	3,656,783	—	—
Olympia XT Advisor	—	—	73,575	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	12,044,088	8,873,138	—	—
PennFreedom	21,237,711	14,977,957	—	—
Smart Foundation Flex	7,862,204	3,131,460	—	—
Smart Foundation Plus	9,609,938	4,640,229	—	—
Smart Foundation VA	8,095,518	3,369,699	—	—

Total Net Assets	$94,053,296	$52,770,743	$73,575	$—

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$13.21	$12.24	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$13.38	$12.40	$—	$—

Inflation Protector Variable Annuity	$12.82	$11.49	$—	$—

Olympia XT Advisor	$—	$—	$24.22	$11.50

Penn Freedom Advisor	$—	$—	$23.53	$11.17

Pennant Select	$13.27	$12.29	$—	$—

PennFreedom	$13.16	$12.19	$—	$—

Smart Foundation Flex	$12.06	$11.00	$—	$—

Smart Foundation Plus	$12.09	$11.03	$—	$—

Smart Foundation VA	$12.22	$11.14	$—	$—

Number of Shares	6,522,770	3,959,006	10,757	—
Cost of Investments	$81,537,411	$48,944,361	$67,878	$—

†	Financial Services Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

8

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	Health Care Fund††	Russell 2000 1.5x Strategy Fund	Nova Fund†††	NASDAQ-100 Fund††††
Assets:
Investments at fair value	$—	$24,354	$—	$—
Dividends receivable	—	—	—	—
Receivable for securities sold	—	1	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	1	—	—
Payable for securities purchased	—	—	—	—

Total Net Assets	$—	$24,354	$—	$—

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	—	—	—	—
Inflation Protector Variable Annuity	—	—	—	—
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	24,354	—	—
Pennant Select	—	—	—	—
PennFreedom	—	—	—	—
Smart Foundation Flex	—	—	—	—
Smart Foundation Plus	—	—	—	—
Smart Foundation VA	—	—	—	—

Total Net Assets	$—	$24,354	$—	$—

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—	$—	$—

Inflation Protector Variable Annuity	$—	$—	$—	$—

Olympia XT Advisor	$24.31	$22.95	$20.83	$28.67

Penn Freedom Advisor	$23.61	$22.29	$20.23	$27.84

Pennant Select	$—	$—	$—	$—

PennFreedom	$—	$—	$—	$—

Smart Foundation Flex	$—	$—	$—	$—

Smart Foundation Plus	$—	$—	$—	$—

Smart Foundation VA	$—	$—	$—	$—

Number of Shares	—	380	—	—
Cost of Investments	$—	$5,505	$—	$—

††	Health Care Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
†††	Nova Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
††††	NASDAQ-100 Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

9

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	Technology Fund†††††	Inverse S&P 500 Strategy Fund††††††	Government Long Bond 1.2x Strategy Fund†††††††	U.S. Government Money Market Fund
Assets:
Investments at fair value	$—	$—	$—	$4,211
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—
Payable for securities purchased	—	—	—	—

Total Net Assets	$—	$—	$—	$4,211

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	—	—	—	—
Inflation Protector Variable Annuity	—	—	—	—
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	4,211
Pennant Select	—	—	—	—
PennFreedom	—	—	—	—
Smart Foundation Flex	—	—	—	—
Smart Foundation Plus	—	—	—	—
Smart Foundation VA	—	—	—	—

Total Net Assets	$—	$—	$—	$4,211

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—	$—	$—

Inflation Protector Variable Annuity	$—	$—	$—	$—

Olympia XT Advisor	$19.68	$2.01	$20.13	$9.13

Penn Freedom Advisor	$19.11	$1.96	$19.55	$8.86

Pennant Select	$—	$—	$—	$—

PennFreedom	$—	$—	$—	$—

Smart Foundation Flex	$—	$—	$—	$—

Smart Foundation Plus	$—	$—	$—	$—

Smart Foundation VA	$—	$—	$—	$—

Number of Shares	—	—	—	4,211
Cost of Investments	$—	$—	$—	$4,211

†††††	Technology Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
††††††	Inverse S&P 500 Strategy Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
†††††††	Government Long Bond 1.2x Strategy Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

10

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	Utilites Fund††††††††	Equity Income Portfolio II	International Stock Portfolio
Assets:
Investments at fair value	$—	$108,575	$28,900
Dividends receivable	—	—	—
Receivable for securities sold	—	4	1

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	6	1
Payable for securities purchased	—	—	—

Total Net Assets	$—	$108,573	$28,900

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	—	—	—
Inflation Protector Variable Annuity	—	—	—
Olympia XT Advisor	—	108,573	28,900
Penn Freedom Advisor	—	—	—
Pennant Select	—	—	—
PennFreedom	—	—	—
Smart Foundation Flex	—	—	—
Smart Foundation Plus	—	—	—
Smart Foundation VA	—	—	—

Total Net Assets	$—	$108,573	$28,900

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—	$—

Inflation Protector Variable Annuity	$—	$—	$—

Olympia XT Advisor	$19.59	$19.78	$16.08

Penn Freedom Advisor	$19.03	$19.47	$15.62

Pennant Select	$—	$—	$—

PennFreedom	$—	$—	$—

Smart Foundation Flex	$—	$—	$—

Smart Foundation Plus	$—	$—	$—

Smart Foundation VA	$—	$—	$—

Number of Shares	—	3,843	2,025
Cost of Investments	$—	$108,827	$30,460

††††††††	Utilities Fund held no assets at December 31, 2015 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

11

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

	Total	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
Net Investment Income (Loss):
Dividends	$11,330	$8,923	$—	$—	$—

Expense:
Mortality and expense risk charges	81,572,419	1,174,941	1,165,617	3,503,542	1,602,634
Contract administration charges	8,623,294	128,232	131,287	381,514	168,924

Net investment income (loss)	(90,184,383)	(1,294,250)	(1,296,904)	(3,885,056)	(1,771,558)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	278,509,590	—	592,026	6,641,514	4,291,437
Realized gains distributions	11,134	—	—	—	—

Net realized gain (loss) from investment transactions	278,520,724	—	592,026	6,641,514	4,291,437
Net change in unrealized gain (loss) of investments	190,034,138	—	1,679,207	4,537,326	13,394,805

Net realized and unrealized gain (loss) on investments	468,554,862	—	2,271,233	11,178,840	17,686,242

Net increase (decrease) in net assets resulting from operations	$378,370,479	$(1,294,250)	$974,329	$7,293,784	$15,914,684

The accompanying notes are an integral part of these financial statements.

12

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

(continued)

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	41,038,444	715,667	2,411,122	335,743	695,067
Contract administration charges	4,330,094	70,157	238,932	36,547	51,791

Net investment income (loss)	(45,368,538)	(785,824)	(2,650,054)	(372,290)	(746,858)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	133,903,354	2,904,017	13,848,444	1,568,906	3,325,272
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	133,903,354	2,904,017	13,848,444	1,568,906	3,325,272
Net change in unrealized gain (loss) of investments	107,109,948	1,494,836	(11,999,726)	(160,935)	(3,317,652)

Net realized and unrealized gain (loss) on investments	241,013,302	4,398,853	1,848,718	1,407,971	7,620

Net increase (decrease) in net assets resulting from operations	$195,644,764	$3,613,029	$(801,336)	$1,035,681	$(739,238)

The accompanying notes are an integral part of these financial statements.

13

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

(continued)

	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	1,368,088	1,056,541	3,248,333	874,932	1,408,263
Contract administration charges	118,683	106,234	344,589	90,800	144,188

Net investment income (loss)	(1,486,771)	(1,162,775)	(3,592,922)	(965,732)	(1,552,451)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	5,771,054	6,312,669	17,592,698	3,371,254	7,259,954
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	5,771,054	6,312,669	17,592,698	3,371,254	7,259,954
Net change in unrealized gain (loss) of investments	5,830,742	945,329	9,510,759	771,043	9,942,709

Net realized and unrealized gain (loss) on investments	11,601,796	7,257,998	27,103,457	4,142,297	17,202,663

Net increase (decrease) in net assets resulting from operations	$10,115,025	$6,095,223	$23,510,535	$3,176,565	$15,650,212

The accompanying notes are an integral part of these financial statements.

14

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

(continued)

	Mid Core Value Fund	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	598,122	508,283	606,378	637,392	1,979,670
Contract administration charges	65,806	55,101	65,707	61,053	206,471

Net investment income (loss)	(663,928)	(563,384)	(672,085)	(698,445)	(2,186,141)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	3,991,797	1,108,983	2,064,905	2,446,453	10,740,752
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	3,991,797	1,108,983	2,064,905	2,446,453	10,740,752
Net change in unrealized gain (loss) of investments	5,530,402	1,033,587	8,440,918	1,627,814	23,972,842

Net realized and unrealized gain (loss) on investments	9,522,199	2,142,570	10,505,823	4,074,267	34,713,594

Net increase (decrease) in net assets resulting from operations	$8,858,271	$1,579,186	$9,833,738	$3,375,822	$32,527,453

The accompanying notes are an integral part of these financial statements.

15

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

(continued)

	Small Cap Index Fund	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	656,325	648,398	2,691,008	1,210,006	1,356,177
Contract administration charges	72,762	72,019	277,435	132,060	147,491

Net investment income (loss)	(729,087)	(720,417)	(2,968,443)	(1,342,066)	(1,503,668)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	1,862,574	593,000	9,485,530	(600,257)	6,525,903
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	1,862,574	593,000	9,485,530	(600,257)	6,525,903
Net change in unrealized gain (loss) of investments	7,703,755	(404,332)	(19,655,890)	5,794,501	(1,097,931)

Net realized and unrealized gain (loss) on investments	9,566,329	188,668	(10,170,360)	5,194,244	5,427,972

Net increase (decrease) in net assets resulting from operations	$8,837,242	$(531,749)	$(13,138,803)	$3,852,178	$3,924,304

The accompanying notes are an integral part of these financial statements.

16

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

(continued)

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	787,790	2,971,781	4,307,109	1,267,630	744,077
Contract administration charges	86,725	331,890	480,351	140,754	85,302

Net investment income (loss)	(874,515)	(3,303,671)	(4,787,460)	(1,408,384)	(829,379)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	2,068,505	11,873,512	13,620,549	3,461,826	1,906,968
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	2,068,505	11,873,512	13,620,549	3,461,826	1,906,968
Net change in unrealized gain (loss) of investments	2,157,561	4,356,483	7,982,738	2,080,573	742,568

Net realized and unrealized gain (loss) on investments	4,226,066	16,229,995	21,603,287	5,542,399	2,649,536

Net increase (decrease) in net assets resulting from operations	$3,351,551	$12,926,324	$16,815,827	$4,134,015	$1,820,157

The accompanying notes are an integral part of these financial statements.

17

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

(continued)

	High Income Bond Fund II	Financial Services Fund†	Health Care Fund††	Russell 2000 1.5x Strategy Fund	Nova Fund†††
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	624	—	—	286	—
Contract administration charges	75	—	—	30	—

Net investment income (loss)	(699)	—	—	(316)	—

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	44	—	—	252	—
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	44	—	—	252	—
Net change in unrealized gain (loss) of investments	5,701	—	—	5,444	—

Net realized and unrealized gain (loss) on investments	5,745	—	—	5,696	—

Net increase (decrease) in net assets resulting from operations	$5,046	$—	$—	$5,380	$—

†	Financial Services Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
††	Health Care Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
†††	Nova Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

18

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

(continued)

	NASDAQ-100 Fund††††	Technology Fund†††††	Inverse S&P 500 Strategy Fund††††††	Government Long Bond 1.2x Strategy Fund†††††††	U.S. Government Money Market Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$172	$—

Expense:
Mortality and expense risk charges	—	—	—	243	643
Contract administration charges	—	—	—	29	76

Net investment income (loss)	—	—	—	(100)	(719)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	—	—	3,734	—
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	—	—	—	3,734	—
Net change in unrealized gain (loss) of investments	—	—	—	3,927	—

Net realized and unrealized gain (loss) on investments	—	—	—	7,661	—

Net increase (decrease) in net assets resulting from operations	$—	$—	$—	$7,561	$(719)

††††	NASDAQ-100 Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
†††††	Technology Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
††††††	Inverse S&P 500 Strategy Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
†††††††	Government Long Bond 1.2x Strategy Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

19

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

(continued)

	Utilites Fund††††††††	Equity Income Portfolio II	International Stock Portfolio
Net Investment Income (Loss):
Dividends	$—	$1,926	$309

Expense:
Mortality and expense risk charges	—	1,199	344
Contract administration charges	—	144	41

Net investment income (loss)	—	583	(76)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	(20,310)	(7,729)
Realized gains distributions	—	10,072	1,062

Net realized gain (loss) from investment transactions	—	(10,238)	(6,667)
Net change in unrealized gain (loss) of investments	—	11,731	3,355

Net realized and unrealized gain (loss) on investments	—	1,493	(3,312)

Net increase (decrease) in net assets resulting from operations	$—	$2,076	$(3,388)

††††††††	Utilities Fund held no assets at December 31, 2014 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

20

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	Total		Money Market Fund		Limited Maturity Bond Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(90,184,383)	$(79,994,172)	$(1,294,250)	$(943,530)	$(1,296,904)	$(1,255,396)
Net realized gains (losses) from investment transactions	278,520,724	246,135,439	—	—	592,026	536,816
Net change in unrealized gain (loss) of investments	190,034,138	(130,249,179)	—	—	1,679,207	251,058

Net increase (decrease) in net assets resulting from operations	378,370,479	35,892,088	(1,294,250)	(943,530)	974,329	(467,522)

Variable Annuity Activities:
Purchase payments	300,599,487	417,235,278	6,512,443	12,566,363	2,346,867	4,329,864
Surrender benefits	(421,352,232)	(399,904,611)	(28,008,247)	(20,285,511)	(6,357,693)	(8,486,909)
Net transfers	108,229,813	151,042,523	45,936,437	1,187,110	(355,697)	1,239,701
Payments for supplementary contracts without life contingency	(5,063)	(5,261)	—	—	—	—
Payments for supplementary contracts with life contingency	(13,292)	(81,156)	—	—	—	—
Contract administration charges	(54,513,587)	(58,617,950)	(764,086)	(731,910)	(765,943)	(988,325)
Annuity benefits	(45,959,108)	(48,838,415)	(905,895)	(1,495,903)	(656,803)	(1,672,993)

Net increase (decrease) in net assets resulting from variable annuity activities	(113,013,982)	60,830,408	22,770,652	(8,759,851)	(5,789,269)	(5,578,662)

Total increase (decrease) in net assets	265,356,497	96,722,496	21,476,402	(9,703,381)	(4,814,940)	(6,046,184)
Net Assets:
Beginning of year	6,023,741,692	5,927,019,196	74,501,987	84,205,368	93,195,717	99,241,901

End of year	$6,289,098,189	$6,023,741,692	$95,978,389	$74,501,987	$88,380,777	$93,195,717

	Quality Bond Fund		High Yield Bond Fund		Flexibly Managed Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(3,885,056)	$(3,467,580)	$(1,771,558)	$(1,680,440)	$(45,368,538)	$(37,652,224)
Net realized gains (losses) from investment transactions	6,641,514	5,125,942	4,291,437	5,831,631	133,903,354	85,965,819
Net change in unrealized gain (loss) of investments	4,537,326	(4,049,074)	13,394,805	(9,791,500)	107,109,948	48,495,709

Net increase (decrease) in net assets resulting from operations	7,293,784	(2,390,712)	15,914,684	(5,640,309)	195,644,764	96,809,304

Variable Annuity Activities:
Purchase payments	11,666,643	16,271,130	3,968,691	5,867,039	193,528,086	243,489,357
Surrender benefits	(23,127,543)	(22,731,984)	(9,962,615)	(10,663,254)	(188,758,224)	(169,065,644)
Net transfers	6,787,206	3,689,616	1,610,813	(616,031)	94,064,479	128,374,206
Payments for supplementary contracts without life contingency	(279)	(287)	(399)	(413)	(1,829)	(1,842)
Payments for supplementary contracts with life contingency	—	—	(2,076)	(2,129)	(4,036)	(22,353)
Contract administration charges	(2,209,365)	(2,445,794)	(1,021,833)	(1,191,617)	(27,437,109)	(27,490,545)
Annuity benefits	(2,974,088)	(2,386,416)	(1,332,557)	(995,201)	(21,480,364)	(23,160,582)

Net increase (decrease) in net assets resulting from variable annuity activities	(9,857,426)	(7,603,735)	(6,739,976)	(7,601,606)	49,911,003	152,122,597

Total increase (decrease) in net assets	(2,563,642)	(9,994,447)	9,174,708	(13,241,915)	245,555,767	248,931,901
Net Assets:
Beginning of year	257,385,723	267,380,170	117,344,185	130,586,100	2,924,695,781	2,675,763,880

End of year	$254,822,081	$257,385,723	$126,518,893	$117,344,185	$3,170,251,548	$2,924,695,781

The accompanying notes are an integral part of these financial statements.

21

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

(continued)

	Balanced Fund		Large Growth Stock Fund		Large Cap Growth Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(785,824)	$(737,604)	$(2,650,054)	$(2,490,282)	$(372,290)	$(343,293)
Net realized gains (losses) from investment transactions	2,904,017	3,359,324	13,848,444	14,649,596	1,568,906	1,170,171
Net change in unrealized gain (loss) of investments	1,494,836	(2,976,456)	(11,999,726)	3,831,379	(160,935)	(1,216,812)

Net increase (decrease) in net assets resulting from operations	3,613,029	(354,736)	(801,336)	15,990,693	1,035,681	(389,934)

Variable Annuity Activities:
Purchase payments	1,605,938	1,944,237	9,494,056	12,385,027	581,108	2,184,489
Surrender benefits	(4,066,297)	(4,265,866)	(11,447,021)	(10,912,038)	(1,602,930)	(1,758,865)
Net transfers	1,593,126	67,558	(2,869,687)	339,244	(521,890)	756,977
Payments for supplementary contracts without life contingency	—	—	(989)	(1,060)	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(410,849)	(470,364)	(1,428,663)	(1,592,768)	(200,472)	(227,742)
Annuity benefits	(782,288)	(546,695)	(1,552,225)	(1,095,264)	(124,350)	(73,219)

Net increase (decrease) in net assets resulting from variable annuity activities	(2,060,370)	(3,271,130)	(7,804,529)	(876,859)	(1,868,534)	881,640

Total increase (decrease) in net assets	1,552,659	(3,625,866)	(8,605,865)	15,113,834	(832,853)	491,706
Net Assets:
Beginning of year	54,348,189	57,974,055	194,780,086	179,666,252	26,051,679	25,559,973

End of year	$55,900,848	$54,348,189	$186,174,221	$194,780,086	$25,218,826	$26,051,679

	Large Core Growth Fund		Large Cap Value Fund		Large Core Value Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(746,858)	$(796,244)	$(1,486,771)	$(1,519,974)	$(1,162,775)	$(1,173,825)
Net realized gains (losses) from investment transactions	3,325,272	4,763,795	5,771,054	7,232,365	6,312,669	7,346,856
Net change in unrealized gain (loss) of investments	(3,317,652)	(3,737,860)	5,830,742	(12,285,121)	945,329	(8,162,253)

Net increase (decrease) in net assets resulting from operations	(739,238)	229,691	10,115,025	(6,572,730)	6,095,223	(1,989,222)

Variable Annuity Activities:
Purchase payments	1,272,964	2,155,201	1,889,466	3,031,613	1,943,150	3,901,780
Surrender benefits	(3,517,423)	(4,220,473)	(8,328,658)	(8,714,539)	(5,943,597)	(7,196,771)
Net transfers	(1,811,292)	(3,004,549)	(1,600,226)	2,568,915	(2,494,062)	(1,548,004)
Payments for supplementary contracts without life contingency	—	—	(952)	(1,027)	—	—
Payments for supplementary contracts with life contingency	—	—	—	(13,892)	—	(16,324)
Contract administration charges	(274,618)	(332,649)	(625,282)	(759,872)	(563,293)	(698,956)
Annuity benefits	(573,981)	(785,433)	(904,092)	(1,278,045)	(892,830)	(678,425)

Net increase (decrease) in net assets resulting from variable annuity activities	(4,904,350)	(6,187,903)	(9,569,744)	(5,166,847)	(7,950,632)	(6,236,700)

Total increase (decrease) in net assets	(5,643,588)	(5,958,212)	545,281	(11,739,577)	(1,855,409)	(8,225,922)
Net Assets:
Beginning of year	57,685,922	63,644,134	110,316,051	122,055,628	85,427,687	93,653,609

End of year	$52,042,334	$57,685,922	$110,861,332	$110,316,051	$83,572,278	$85,427,687

The accompanying notes are an integral part of these financial statements.

22

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

(continued)

	Index 500 Fund		Mid Cap Growth Fund		Mid Cap Value Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(3,592,922)	$(3,250,891)	$(965,732)	$(975,360)	$(1,552,451)	$(1,511,177)
Net realized gains (losses) from investment transactions	17,592,698	18,042,704	3,371,254	4,761,062	7,259,954	10,470,232
Net change in unrealized gain (loss) of investments	9,510,759	(15,672,125)	771,043	(8,945,645)	9,942,709	(19,585,287)

Net increase (decrease) in net assets resulting from operations	23,510,535	(880,312)	3,176,565	(5,159,943)	15,650,212	(10,626,232)

Variable Annuity Activities:
Purchase payments	8,435,885	13,471,873	1,631,428	3,225,445	4,654,910	9,126,328
Surrender benefits	(14,975,964)	(15,312,101)	(4,692,860)	(5,312,993)	(7,735,377)	(9,355,879)
Net transfers	(472,198)	6,540,169	(1,389,777)	387,013	(2,488,626)	553,688
Payments for supplementary contracts without life contingency	(615)	(632)	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(2,275,132)	(2,471,347)	(537,227)	(652,661)	(828,778)	(956,621)
Annuity benefits	(1,476,473)	(1,163,224)	(533,080)	(528,978)	(913,028)	(665,882)

Net increase (decrease) in net assets resulting from variable annuity activities	(10,764,497)	1,064,738	(5,521,516)	(2,882,174)	(7,310,899)	(1,298,366)

Total increase (decrease) in net assets	12,746,038	184,426	(2,344,951)	(8,042,117)	8,339,313	(11,924,598)
Net Assets:
Beginning of year	246,090,977	245,906,551	70,123,961	78,166,078	104,959,167	116,883,765

End of year	$258,837,015	$246,090,977	$67,779,010	$70,123,961	$113,298,480	$104,959,167

	Mid Core Value Fund		SMID Cap Growth Fund		SMID Cap Value Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(663,928)	$(600,747)	$(563,384)	$(540,978)	$(672,085)	$(582,113)
Net realized gains (losses) from investment transactions	3,991,797	6,520,664	1,108,983	2,649,277	2,064,905	2,147,142
Net change in unrealized gain (loss) of investments	5,530,402	(7,245,051)	1,033,587	(3,559,908)	8,440,918	(4,642,725)

Net increase (decrease) in net assets resulting from operations	8,858,271	(1,325,134)	1,579,186	(1,451,609)	9,833,738	(3,077,696)

Variable Annuity Activities:
Purchase payments	2,968,388	3,455,971	1,514,798	3,522,828	2,379,604	3,688,445
Surrender benefits	(3,146,450)	(4,210,199)	(1,620,966)	(1,843,540)	(2,117,169)	(1,478,180)
Net transfers	5,360,388	(5,588,753)	(745,444)	3,729,926	3,066,803	354,557
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(432,109)	(464,880)	(394,505)	(437,951)	(466,878)	(489,103)
Annuity benefits	(229,632)	(251,306)	(215,010)	(148,527)	(97,444)	(63,108)

Net increase (decrease) in net assets resulting from variable annuity activities	4,520,585	(7,059,167)	(1,461,127)	4,822,736	2,764,916	2,012,611

Total increase (decrease) in net assets	13,378,856	(8,384,301)	118,059	3,371,127	12,598,654	(1,065,085)
Net Assets:
Beginning of year	41,291,697	49,675,998	39,718,070	36,346,943	41,074,325	42,139,410

End of year	$54,670,553	$41,291,697	$39,836,129	$39,718,070	$53,672,979	$41,074,325

The accompanying notes are an integral part of these financial statements.

23

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

(continued)

	Small Cap Growth Fund		Small Cap Value Fund		Small Cap Index Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(698,445)	$(691,027)	$(2,186,141)	$(2,075,698)	$(729,087)	$(651,521)
Net realized gains (losses) from investment transactions	2,446,453	3,514,771	10,740,752	10,312,265	1,862,574	2,122,742
Net change in unrealized gain (loss) of investments	1,627,814	(3,263,014)	23,972,842	(19,043,664)	7,703,755	(4,645,547)

Net increase (decrease) in net assets resulting from operations	3,375,822	(439,270)	32,527,453	(10,807,097)	8,837,242	(3,174,326)

Variable Annuity Activities:
Purchase payments	1,204,051	2,755,914	5,041,204	8,418,797	2,016,818	2,998,554
Surrender benefits	(3,770,828)	(4,713,363)	(9,720,324)	(10,264,940)	(2,082,317)	(1,775,001)
Net transfers	(824,695)	875,904	(3,739,541)	1,354,493	2,216,794	2,510,570
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	(3,297)	(22,694)	—	—
Contract administration charges	(350,544)	(411,272)	(1,150,928)	(1,327,295)	(535,639)	(575,634)
Annuity benefits	(243,954)	(328,337)	(1,418,768)	(1,088,354)	(154,230)	(76,511)

Net increase (decrease) in net assets resulting from variable annuity activities	(3,985,970)	(1,821,154)	(10,991,654)	(2,929,993)	1,461,426	3,081,978

Total increase (decrease) in net assets	(610,148)	(2,260,424)	21,535,799	(13,737,090)	10,298,668	(92,348)
Net Assets:
Beginning of year	50,955,125	53,215,549	149,823,984	163,561,074	47,493,658	47,586,006

End of year	$50,344,977	$50,955,125	$171,359,783	$149,823,984	$57,792,326	$47,493,658

	Developed International Index Fund		International Equity Fund		Emerging Markets Equity Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(720,417)	$(684,425)	$(2,968,443)	$(2,900,316)	$(1,342,066)	$(1,344,035)
Net realized gains (losses) from investment transactions	593,000	1,703,664	9,485,530	6,448,969	(600,257)	1,048,755
Net change in unrealized gain (loss) of investments	(404,332)	(2,534,781)	(19,655,890)	1,283,558	5,794,501	(12,057,779)

Net increase (decrease) in net assets resulting from operations	(531,749)	(1,515,542)	(13,138,803)	4,832,211	3,852,178	(12,353,059)

Variable Annuity Activities:
Purchase payments	1,856,350	3,028,667	4,096,698	8,197,858	2,582,906	4,998,023
Surrender benefits	(1,908,582)	(2,090,980)	(13,979,485)	(13,474,879)	(5,432,405)	(5,539,782)
Net transfers	1,053,990	1,906,087	(5,239,624)	621,262	(3,132,842)	1,973,674
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(556,399)	(624,287)	(1,604,391)	(1,903,604)	(901,932)	(1,092,407)
Annuity benefits	(56,606)	(270,342)	(1,706,836)	(1,501,339)	(608,554)	(526,937)

Net increase (decrease) in net assets resulting from variable annuity activities	388,753	1,949,145	(18,433,638)	(8,060,702)	(7,492,827)	(187,429)

Total increase (decrease) in net assets	(142,996)	433,603	(31,572,441)	(3,228,491)	(3,640,649)	(12,540,488)
Net Assets:
Beginning of year	49,799,229	49,365,626	217,439,079	220,667,570	92,026,025	104,566,513

End of year	$49,656,233	$49,799,229	$185,866,638	$217,439,079	$88,385,376	$92,026,025

The accompanying notes are an integral part of these financial statements.

24

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

(continued)

	Real Estate Securities Fund		Aggressive Allocation Fund		Moderately Aggressive Allocation Fund		Moderate Allocation Fund
	2016	2015	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(1,503,668)	$(1,325,920)	$(874,515)	$(832,265)	$(3,303,671)	$(3,196,663)	$(4,787,460)	$(4,626,346)
Net realized gains (losses) from investment transactions	6,525,903	8,982,798	2,068,505	3,138,802	11,873,512	8,954,148	13,620,549	13,429,479
Net change in unrealized gain
(loss) of investments	(1,097,931)	(3,904,964)	2,157,561	(4,124,919)	4,356,483	(11,600,146)	7,982,738	(15,112,345)

Net increase (decrease) in net assets resulting from operations	3,924,304	3,751,914	3,351,551	(1,818,382)	12,926,324	(5,842,661)	16,815,827	(6,309,212)

Variable Annuity Activities:
Purchase payments	4,795,307	6,888,671	1,857,848	4,497,601	7,438,803	11,303,153	8,335,277	12,466,439
Surrender benefits	(7,039,085)	(5,930,066)	(2,325,384)	(2,753,112)	(12,106,594)	(12,999,199)	(22,651,308)	(20,106,050)
Net transfers	(168,184)	(139,294)	(1,591,280)	(1,623,170)	(15,050,320)	543,870	(6,175,590)	523,127
Payments for supplementary contracts without life contingency	—	—	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	(3,883)	(3,764)	—	—	—	—	—	—
Contract administration charges	(886,488)	(970,653)	(646,879)	(763,707)	(2,406,212)	(2,820,038)	(3,490,202)	(4,048,926)
Annuity benefits	(664,757)	(573,582)	(63,663)	(46,802)	(565,055)	(675,643)	(3,241,763)	(5,065,512)

Net increase (decrease) in net assets resulting from variable annuity activities	(3,967,090)	(728,688)	(2,769,358)	(689,190)	(22,689,378)	(4,647,857)	(27,223,586)	(16,230,922)

Total increase (decrease) in net assets	(42,786)	3,023,226	582,193	(2,507,572)	(9,763,054)	(10,490,518)	(10,407,759)	(22,540,134)
Net Assets:
Beginning of year	101,730,698	98,707,472	58,825,685	61,333,257	229,110,017	239,600,535	330,778,517	353,318,651

End of year	$101,687,912	$101,730,698	$59,407,878	$58,825,685	$219,346,963	$229,110,017	$320,370,758	$330,778,517

	Moderately Conservative Allocation Fund		Conservative Allocation Fund		High Income Bond Fund II		Financial Services Fund†
	2016	2015	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(1,408,384)	$(1,366,488)	$(829,379)	$(775,884)	$(699)	$—	$—	$—
Net realized gains (losses) from investment transactions	3,461,826	4,254,299	1,906,968	1,629,379	44	—	—	—
Net change in unrealized gain
(loss) of investments	2,080,573	(4,395,187)	742,568	(1,535,253)	5,701	—	—	—

Net increase (decrease) in net assets resulting from operations	4,134,015	(1,507,376)	1,820,157	(681,758)	5,046	—	—	—

Variable Annuity Activities:
Purchase payments	3,837,860	5,380,433	1,141,940	1,684,178	—	—	—	—
Surrender benefits	(8,349,376)	(8,925,823)	(6,572,846)	(5,500,703)	(601)	—	—	—
Net transfers	(1,667,321)	1,408,178	(1,121,439)	2,056,091	69,130	—	—	—
Payments for supplementary contracts without life contingency	—	—	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—	—	—
Contract administration charges	(876,708)	(1,084,980)	(471,004)	(591,445)	—	—	—	—
Annuity benefits	(1,324,977)	(1,013,097)	(166,467)	(682,758)	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	(8,380,522)	(4,235,289)	(7,189,816)	(3,034,637)	68,529	—	—	—

Total increase (decrease) in net assets	(4,246,507)	(5,742,665)	(5,369,659)	(3,716,395)	73,575	—	—	—
Net Assets:
Beginning of year	98,299,803	104,042,468	58,140,402	61,856,797	—	—	—	—

End of year	$94,053,296	$98,299,803	$52,770,743	$58,140,402	$73,575	$—	$—	$—

†	Financial Services Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

25

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

(continued)

	Health Care Fund††		Russell 2000 1.5x Strategy Fund		Nova Fund†††
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$—	$—	$(316)	$(306)	$—	$(751)
Net realized gains (losses) from investment transactions	—	—	252	273	—	6,501
Net change in unrealized gain (loss) of investments	—	—	5,444	(2,172)	—	(902)

Net increase (decrease) in net assets resulting from operations	—	—	5,380	(2,205)	—	4,848

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	—	—	—	—	—	(3,036)
Net transfers	—	—	—	—	—	(163,459)
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	—	—	(37)	(69)	—	(90)
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	—	—	(37)	(69)	—	(166,585)

Total increase (decrease) in net assets	—	—	5,343	(2,274)	—	(161,737)
Net Assets:
Beginning of year	—	—	19,011	21,285	—	161,737

End of year	$—	$—	$24,354	$19,011	$—	$—

	NASDAQ-100 Fund††††		Technology Fund††††††		Inverse S&P 500 Strategy Fund††††††
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$—	$(1,111)	$—	$(177)	$—	$—
Net realized gains (losses) from investment transactions	—	11,578	—	(687)	—	—
Net change in unrealized gain (loss) of investments	—	428	—	—	—	—

Net increase (decrease) in net assets resulting from operations	—	10,895	—	(864)	—	—

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	—	(5,122)	—	(1,019)	—	—
Net transfers	—	(166,047)	—	1,904	—	—
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	—	(133)	—	(21)	—	—
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	—	(171,302)	—	864	—	—

Total increase (decrease) in net assets	—	(160,407)	—	—	—	—
Net Assets:
Beginning of year	—	160,407	—	—	—	—

End of year	$—	$—	$—	$—	$—	$—

††	Health Care Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.
†††	Nova Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.
††††	NASDAQ-100 Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.
†††††	Technology Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.
††††††	Inverse S&P 500 Strategy Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

26

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

(continued)

	Government Long Bond 1.2x Strategy Fund†††††††		U.S. Government Money Market Fund		Utilities Fund††††††††
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(100)	$(75)	$(719)	$(63)	$—	$—
Net realized gains (losses) from investment transactions	3,734	(37)	—	—	—	—
Net change in unrealized gain (loss) of investments	3,927	(3,927)	—	—	—	—

Net increase (decrease) in net assets resulting from operations	7,561	(4,039)	(719)	(63)	—	—

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	(1,135)	(1,442)	—	—	—	—
Net transfers	(77,848)	113,916	652	—	—	—
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(15)	(68)	(43)	(50)	—	—
Annuity benefits	(36,930)	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	(115,928)	112,406	609	(50)	—	—

Total increase (decrease) in net assets	(108,367)	108,367	(110)	(113)	—	—
Net Assets:
Beginning of year	108,367	—	4,321	4,434	—	—

End of year	$—	$108,367	$4,211	$4,321	$—	$—

	Equity Income Portfolio II		International Stock Portfolio
	2016	2015	2016	2015
Operations:
Net investment income (loss)	$583	$713	$(76)	$(156)
Net realized gains (losses) from investment transactions	(10,238)	3,292	(6,667)	1,052
Net change in unrealized gain (loss) of investments	11,731	(11,980)	3,355	(4,914)

Net increase (decrease) in net assets resulting from operations	2,076	(7,975)	(3,388)	(4,018)

Variable Annuity Activities:
Purchase payments	—	—	—	—
Surrender benefits	(2,276)	(1,983)	(652)	(3,365)
Net transfers	5,008	162,731	2,570	51,343
Payments for supplementary contracts without life contingency	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—
Contract administration charges	(19)	(95)	(5)	(71)
Annuity benefits	(48,894)	—	(13,514)	—

Net increase (decrease) in net assets resulting from variable annuity activities	(46,181)	160,653	(11,601)	47,907

Total increase (decrease) in net assets	(44,105)	152,678	(14,989)	43,889
Net Assets:
Beginning of year	152,678	—	43,889	—

End of year	$108,573	$152,678	$28,900	$43,889

†††††††	Government Long Bond 1.2x Strategy Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
††††††††	Utilities Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

27

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

Notes to Financial Statements — December 31, 2016

Note 1.    Organization

Penn Mutual Variable Annuity Account III (“Account III”) was established by The Penn Mutual Life Insurance Company (“Penn Mutual”) under the provisions of the Pennsylvania Insurance Law. Account III is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account III offers units to variable annuity contract owners to provide for the accumulation of value and for the payment of annuities. Account III contains contracts of the Diversifier II, Optimizer, Commander, Penn Freedom, Enhanced Credit Variable Annuity, Pennant Select, Olympia XT Advisor, Penn Freedom Advisor, Retirement Planner VA, Inflation Protector, Smart Foundation Flex, Smart Foundation Plus and Smart Foundation VA variable annuity products. Under applicable insurance law, the assets and liabilities of Account III are legally segregated from Penn Mutual’s other assets and liabilities.

Note 2.    Significant Accounting Policies

The preparation of the accompanying financial statements and notes are in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and contract transactions during the reporting period. Actual results could differ significantly with those estimates.

The significant accounting policies of Account III are as follows:

Investments — Assets of Account III are invested into subaccounts which are invested in shares of Penn Series Funds, Inc. (“Penn Series”), an affiliated entity of Penn Mutual: Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds; Federated Insurance Series (“Federated”): High Income Bond Fund II; Rydex Variable Trust (“Rydex”): Financial Services, Health Care, Russell 2000 1.5x Strategy, Nova, NASDAQ-100, Technology, Inverse S&P 500 Strategy, Government Long Bond 1.2x Strategy, U.S. Government Money Market, and Utilities Funds; T. Rowe Price Equity Series, Inc. (“T. Rowe”): Equity Income Portfolio II, and T. Rowe Price International Series, Inc. (“T. Rowe”): International Stock Portfolio.

Penn Series, Federated, Rydex, and T. Rowe are open-end diversified management investment companies.

The investment in shares of these funds or portfolios is carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Investment transactions are accounted for on a trade date basis. The resulting net unrealized gains (losses) are reflected in the Statements of Operations. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the FIFO cost basis.

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the contract owners’ instructions on the first business day subsequent to the close of the period presented.

All dividend distributions received from the underlying Penn Series Funds are reinvested in additional shares of these Funds and are recorded by Account III on the ex-dividend date. The Penn Series Funds have utilized consent dividends to effectively distribute income for income tax purposes. Account III consents to treat these amounts as dividend income for tax purposes although they are not paid by the underlying Penn Series Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

28

Note 2.    Significant Accounting Policies (continued)

For the year ended December 31, 2016, consent dividends in Account III were:

Consent Dividends
Limited Maturity Bond Fund	$1,384,270
Quality Bond Fund	8,845,682
High Yield Bond Fund	8,259,841
Flexibly Managed Fund	243,134,132
Balanced Fund	5,463,548
Large Growth Stock Fund	22,098,865
Large Cap Growth Fund	1,129,563
Large Core Growth Fund	8,432,240
Large Cap Value Fund	2,654,151
Large Core Value Fund	3,614,482
Index 500 Fund	14,442,653
Mid Cap Growth Fund	728,653
Mid Cap Value Fund	1,085,717
Mid Core Value Fund	2,957,485
SMID Cap Growth Fund	5,307,518
SMID Cap Value Fund	2,878,713
Small Cap Growth Fund	1,346,816
Small Cap Value Fund	12,415,593
Small Cap Index Fund	3,075,765
Developed International Index Fund	1,165,962
International Equity Fund	8,992,699
Emerging Markets Equity Fund	286,029
Real Estate Securities Fund	9,089,762
Aggressive Allocation Fund	10,308,511
Moderately Aggressive Allocation Fund	35,239,857
Moderate Allocation Fund	41,761,560
Moderately Conservative Allocation Fund	12,108,843
Conservative Allocation Fund	7,259,277

Consent dividends were utilized by the Penn Series Funds only.

Federal Income Taxes — The operations of Account III are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account III to the extent the earnings are credited under the contracts. Based on this, there is no charge to Account III for federal income taxes. Penn Mutual will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. Account III satisfies the current requirements of the regulations, and Penn Mutual intends that Account III will continue to meet such requirements.

Fair Value Measurement — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value

29

Note 2.    Significant Accounting Policies (continued)

measurement. Account III has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1 — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Penn Mutual’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on Penn Mutual’s understanding of the market.

The fair value of all the investments in Account III, are at net asset values and the investments are considered actively traded and fall within Level 1.

Note 3.    Purchases and Sales of Investments

The following table shows aggregate cost of shares purchased and proceeds of shares redeemed of each fund or portfolio for the period ended December 31, 2016:

	Purchases	Sales
Money Market Fund	$83,700,812	$62,228,162
Limited Maturity Bond Fund	15,024,136	22,105,622
Quality Bond Fund	18,435,005	32,163,816
High Yield Bond Fund	5,352,800	13,857,594
Flexibly Managed Fund	143,270,043	138,555,668
Balanced Fund	2,976,753	5,819,999
Large Growth Stock Fund	10,473,214	20,917,954
Large Cap Growth Fund	1,902,322	4,141,792
Large Core Growth Fund	1,362,664	7,011,246
Large Cap Value Fund	2,772,480	13,823,291
Large Core Value Fund	3,066,329	12,175,373
Index 500 Fund	10,648,169	24,991,780
Mid Cap Growth Fund	2,047,503	8,531,209
Mid Cap Value Fund	3,576,681	12,434,006
Mid Core Value Fund	9,713,361	5,853,801
SMID Cap Growth Fund	3,442,727	5,465,048
SMID Cap Value Fund	6,645,731	4,549,969
Small Cap Growth Fund	1,754,907	6,436,702
Small Cap Value Fund	3,183,787	16,352,556
Small Cap Index Fund	5,635,253	4,899,764
Developed International Index Fund	3,958,730	4,287,701
International Equity Fund	4,881,414	26,273,722
Emerging Markets Equity Fund	3,650,461	12,480,633
Real Estate Securities Fund	6,274,923	11,740,221
Aggressive Allocation Fund	2,363,046	6,003,672

30

Note 3.    Purchases and Sales of Investments (continued)

	Purchases	Sales
Moderately Aggressive Allocation Fund	$5,777,941	$31,759,090
Moderate Allocation Fund	5,441,886	37,435,557
Moderately Conservative Allocation Fund	4,772,602	14,556,460
Conservative Allocation Fund	5,996,062	14,012,452
High Income Bond Fund II	69,140	1,306
Financial Services Fund	—	—
Health Care Fund	—	—
Russell 2000 1.5x Strategy Fund	—	352
Nova Fund	—	—
NASDAQ-100 Fund	—	—
Technology Fund	—	—
Inverse S&P 500 Strategy Fund	—	—
Government Long Bond 1.2x Strategy Fund	—	116,200
U.S. Government Money Market Fund	198,193	198,304
Utilities Fund	—	—
Equity Income Portfolio II	98,769	146,287
International Stock Portfolio	29,631	41,615

Note 4.    Related Party Transactions and Contract Charges

Penn Mutual received $144,709,301 and $138,621,812 from Account III for mortality and risk expense, contract administration and certain other charges for the years ended December 31, 2016 and 2015. These amounts charged include those assessed through a reduction in unit values as well as those assessed through the redemption of units. Additionally, Penn Series pays Penn Mutual and its affiliates fees for investment advisory and administrative services.

Certain product charges are reflected as a reduction in the unit values. These are stated as a percentage of the account value as follows:

Products	Mortality & Risk Expense	Contract Administration	Maximum Supplemental Rider Charge
Diversifier II/Optimizer	1.25%	None	N/A
Commander	1.25%	0.15%	0.95%
Penn Freedom	1.30%	0.15%	0.95%
Enhanced Credit Variable Annuity	1.25%	0.15%	0.60%
Pennant Select	1.20%	0.15%	0.95%
Olympia XT Advisor	1.25%	0.15%	0.60%
Penn Freedom Advisor	1.45%	0.15%	0.60%
Retirement Planner VA	1.25%	None	0.60%
Inflation Protector Variable Annuity	1.50%	0.15%	2.50%
Smart Foundation Flex	1.50%	0.15%	2.75%
Smart Foundation Plus	1.45%	0.15%	2.75%
Smart Foundation VA	1.25%	0.15%	2.75%

Certain product charges are reflected as a redemption of units held by the contract owner. These are as follows:

Products	Annual Contract Charge
Diversifier II/Optimizer	$30 maximum
Commander	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Penn Freedom	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Enhanced Credit Variable Annuity	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Pennant Select	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Olympia XT Advisor	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Penn Freedom Advisor	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Retirement Planner VA	$30 maximum
Inflation Protector Variable Annuity	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Smart Foundation Flex	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value

31

Note 4.    Related Party Transactions and Contract Charges (continued)

Products	Annual Contract Charge
Smart Foundation Plus	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value
Smart Foundation VA	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value

Products	Surrender Charge
Diversifier II / Optimizer	Maximum charge of 7% of purchase payments received. Charges do not apply after 10 years.
Commander	Maximum charge of 1% of purchase payments received. Charges do not apply after 1 year.
Penn Freedom	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Enhanced Credit Variable Annuity	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Pennant Select	Maximum charge of 7% of purchase payments received. Charges do not apply after 7 years.
Olympia XT Advisor	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Penn Freedom Advisor	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Retirement Planner VA	Maximum charge of 7% of purchase payments received. Charges do not apply after 10 years.
Inflation Protector Variable Annuity	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Smart Foundation Flex	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Smart Foundation Plus	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Smart Foundation VA	Maximum charge of 8% of purchase payments received. Charges do not apply after 7 years.

Premium taxes on purchase payments are withheld from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 3.50%.

Note 5.    Accumulation Units

The accumulation units are as follows:

	December 31, 2016			December 31, 2015
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed	Ending Unit Balance
Money Market Fund	8,493,155	(6,151,240)	9,507,524	4,908,222	(5,664,326)	7,165,609
Limited Maturity Bond Fund	1,369,235	(1,791,332)	7,493,784	2,454,666	(2,835,371)	7,915,881
Quality Bond Fund	1,795,183	(1,852,868)	18,157,062	1,741,076	(1,590,349)	18,214,747
High Yield Bond Fund	446,429	(606,158)	6,470,361	694,650	(859,312)	6,630,090
Flexibly Managed Fund	12,166,649	(2,909,663)	128,000,649	16,924,357	(1,046,021)	118,743,663
Balanced Fund	228,502	(339,708)	3,570,902	233,463	(423,562)	3,682,108
Large Growth Stock Fund	712,092	(1,328,800)	11,196,924	932,752	(1,124,136)	11,813,632
Large Cap Growth Fund	144,997	(295,332)	1,832,424	235,426	(177,766)	1,982,759
Large Core Growth Fund	100,278	(437,276)	3,492,387	128,210	(553,038)	3,829,385
Large Cap Value Fund	208,307	(603,267)	4,955,709	421,957	(510,666)	5,350,669
Large Core Value Fund	226,129	(824,123)	5,562,227	419,751	(913,008)	6,160,221
Index 500 Fund	718,479	(1,201,222)	13,134,018	1,168,418	(982,536)	13,616,761
Mid Cap Growth Fund	161,826	(555,045)	4,531,990	325,873	(532,882)	4,925,209
Mid Cap Value Fund	265,996	(437,026)	4,427,606	585,629	(349,477)	4,598,636
Mid Core Value Fund	481,713	(258,134)	2,336,801	183,678	(482,233)	2,113,222
SMID Cap Growth Fund	223,408	(308,250)	2,309,123	595,006	(307,713)	2,393,965
SMID Cap Value Fund	382,654	(233,661)	2,567,774	337,554	(205,880)	2,418,781

32

Note 5.    Accumulation Units (continued)

	December 31, 2016			December 31, 2015
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed	Ending Unit Balance
Small Cap Growth Fund	129,548	(339,077)	2,705,599	351,249	(387,729)	2,915,128
Small Cap Value Fund	239,836	(461,205)	5,165,309	578,815	(348,136)	5,386,678
Small Cap Index Fund	377,090	(288,239)	3,227,040	404,463	(201,977)	3,138,189
Developed International Index Fund	380,076	(371,717)	4,557,799	615,350	(491,551)	4,549,440
International Equity Fund	372,826	(1,100,720)	9,962,293	753,724	(752,448)	10,690,187
Emerging Markets Equity Fund	419,002	(1,258,639)	9,575,481	922,889	(928,109)	10,415,118
Real Estate Securities Fund	369,514	(423,952)	4,435,404	648,892	(504,196)	4,489,842
Aggressive Allocation Fund	182,092	(375,887)	4,033,090	460,537	(505,893)	4,226,885
Moderately Aggressive Allocation Fund	486,293	(2,027,622)	14,823,139	1,005,071	(1,242,613)	16,364,468
Moderate Allocation Fund	508,039	(2,510,928)	23,388,522	934,389	(2,041,324)	25,391,411
Moderately Conservative Allocation Fund	425,306	(1,069,385)	7,316,370	964,926	(1,257,810)	7,960,449
Conservative Allocation Fund	531,900	(1,117,749)	4,429,926	679,677	(908,613)	5,015,775
High Income Bond Fund II	3,064	(27)	3,037	—	—	—
Financial Services Fund	—	—	—	—	—	—
Health Care Fund	—	—	—	—	—	—
Russell 2000 1.5x Strategy Fund	—	(2)	1,093	—	(2)	1,095
Nova Fund	—	—	—	—	(8,678)	—
NASDAQ-100 Fund	—	—	—	—	(6,243)	—
Technology Fund	—	—	—	1,791	(1,781)	—
Inverse S&P 500 Strategy Fund	—	—	—	—	—	—
Government Long Bond 1.2x Strategy Fund	—	(5,291)	—	5,372	(81)	5,291
U.S. Government Money Market Fund	21,438	(21,443)	475	—	(4)	480
Utilities Fund	—	—	—	—	—	—
Equity Income Portfolio II	5,538	(9,096)	5,490	9,187	(138)	9,048
International Stock Portfolio	1,813	(2,764)	1,797	3,850	(1,102)	2,748

Note 6.    Financial Highlights

Account III is a funding vehicle for a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered within Account III have the lowest and highest total return. Only product designs within each subaccount that has units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account III as contract owners may not have selected all available and applicable contract options.

	January 1, 2016	December 31, 2016			For the Year ended December 31, 2016
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.15 to $22.81	9,507,524	$9.01 to $22.53	$95,978,389	0.01	1.25 to 1.65	(1.62) to (1.23)
Limited Maturity Bond Fund	9.48 to 16.79	7,493,784	9.56 to 17.01	88,380,777	—	1.25 to 1.65	0.91 to 1.32
Quality Bond Fund	9.92 to 40.09	18,157,062	10.18 to 41.30	254,822,081	—	1.25 to 1.65	2.61 to 3.02
High Yield Bond Fund	11.29 to 79.34	6,470,361	12.84 to 90.62	126,518,893	—	1.25 to 1.65	13.76 to 14.21
Flexibly Managed Fund	15.29 to 258.80	128,000,649	16.27 to 276.50	3,170,251,548	—	1.25 to 1.65	6.42 to 6.84
Balanced Fund	13.21 to 15.42	3,570,902	14.08 to 16.51	55,900,848	—	1.25 to 1.65	6.61 to 7.03
Large Growth Stock Fund	11.84 to 81.80	11,196,924	11.81 to 81.67	186,174,221	—	1.25 to 1.65	(0.55) to (0.15)
Large Cap Growth Fund	12.68 to 14.80	1,832,424	13.24 to 15.43	25,218,826	—	1.25 to 1.65	4.23 to 4.65
Large Core Growth Fund	14.69 to 17.99	3,492,387	14.50 to 17.72	52,042,334	—	1.25 to 1.65	(1.51) to (1.12)
Large Cap Value Fund	14.76 to 73.36	4,955,709	16.21 to 80.87	110,861,332	—	1.25 to 1.65	9.79 to 10.23
Large Core Value Fund	13.41 to 16.09	5,562,227	14.48 to 17.33	83,572,278	—	1.25 to 1.65	7.76 to 8.19
Index 500 Fund	16.06 to 27.53	13,134,018	17.62 to 30.32	258,837,015	—	1.25 to 1.65	9.70 to 10.14
Mid Cap Growth Fund	11.26 to 24.68	4,531,990	11.81 to 25.94	67,779,010	—	1.25 to 1.65	4.68 to 5.10
Mid Cap Value Fund	15.17 to 38.81	4,427,606	17.49 to 44.93	113,298,480	—	1.25 to 1.65	15.29 to 15.75

33

Note 6.    Financial Highlights (continued)

	January 1, 2016	December 31, 2016			For the Year ended December 31, 2016
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Mid Core Value Fund	$15.54 to 21.73	2,336,801	$18.76 to 26.35	$54,670,553	—	1.25 to 1.65	20.76 to 21.25
SMID Cap Growth Fund	15.15 to 17.75	2,309,123	15.83 to 18.63	39,836,129	—	1.25 to 1.65	4.54 to 4.95
SMID Cap Value Fund	15.61 to 18.08	2,567,774	19.22 to 22.36	53,672,979	—	1.25 to 1.65	23.16 to 23.65
Small Cap Growth Fund	11.64 to 35.83	2,705,599	12.47 to 38.47	50,344,977	—	1.25 to 1.65	6.94 to 7.36
Small Cap Value Fund	15.13 to 56.82	5,165,309	18.57 to 70.00	171,359,783	—	1.25 to 1.65	22.72 to 23.21
Small Cap Index Fund	14.61 to 16.74	3,227,040	17.29 to 19.82	57,792,326	—	1.25 to 1.65	18.41 to 18.88
Developed International Index Fund	10.27 to 12.53	4,557,799	10.16 to 12.40	49,656,233	—	1.25 to 1.65	(1.29) to (0.89)
International Equity Fund	12.83 to 45.75	9,962,293	11.97 to 42.85	185,866,638	—	1.25 to 1.65	(6.71) to (6.33)
Emerging Markets Equity Fund	8.61 to 9.44	9,575,481	8.96 to 9.85	88,385,376	—	1.25 to 1.65	4.07 to 4.49
Real Estate Securities Fund	15.42 to 29.61	4,435,404	16.00 to 30.84	101,687,912	—	1.25 to 1.65	3.77 to 4.18
Aggressive Allocation Fund	13.59 to 14.83	4,033,090	14.39 to 15.68	59,407,878	—	1.25 to 1.65	5.71 to 6.13
Moderately Aggressive Allocation Fund	13.21 to 14.47	14,823,139	13.98 to 15.37	219,346,963	—	1.25 to 1.65	5.77 to 6.19
Moderate Allocation Fund	12.37 to 13.42	23,388,522	13.02 to 14.18	320,370,758	—	1.25 to 1.65	5.22 to 5.64
Moderately Conservative Allocation Fund	11.57 to 12.78	7,316,370	12.06 to 13.38	94,053,256	—	1.25 to 1.65	4.30 to 4.72
Conservative Allocation Fund	10.68 to 11.99	4,429,926	11.00 to 12.40	52,770,743	—	1.25 to 1.65	3.00 to 3.42
High Income Bond Fund II	20.82 to 21.39	3,037	23.53 to 24.22	73,575	—	1.40 to 1.60	13.00 to 13.23
Financial Services Fund	9.80 to 10.07	—	11.17 to 11.50	—	—	1.40 to 1.60	13.99 to 14.22
Health Care Fund	26.56 to 27.30	—	23.61 to 24.31	—	—	1.40 to 1.60	(11.13) to (10.95)
Russell 2000 1.5x Strategy Fund	17.37 to 17.85	1,093	22.29 to 22.95	24,354	—	1.40 to 1.60	28.35 to 28.61
Nova Fund	17.76 to 18.25	—	20.23 to 20.83	—	—	1.40 to 1.60	13.89 to 14.12
NASDAQ-100 Fund	26.69 to 27.43	—	27.84 to 28.67	—	—	1.40 to 1.60	4.30 to 4.51
Technology Fund	17.48 to 17.97	—	19.11 to 19.68	—	—	1.40 to 1.60	9.31 to 9.53
Inverse S&P 500 Strategy Fund	2.26 to 2.32	—	1.96 to 2.01	—	—	1.40 to 1.60	(13.40) to (13.23)
Government Long Bond 1.2x Strategy Fund	19.93 to 20.48	—	19.55 to 20.13	—	0.37	1.40 to 1.60	(1.91) to (1.71)
U.S. Government Money Market Fund	9.01 to 9.25	475	8.86 to 9.13	4,211	—	1.40 to 1.60	(1.58) to (1.38)
Utilities Fund	16.62 to 17.08	—	19.03 to 19.59	—	—	1.40 to 1.60	14.50 to 14.73
Equity Income Portfolio II	16.65 to 16.87	5,490	19.47 to 19.78	108,573	2.96	1.40 to 1.60	16.97 to 17.21
International Stock Portfolio	15.54 to 15.97	1,797	15.62 to 16.08	28,900	0.65	1.40 to 1.60	0.51 to 0.71

	January 1, 2015	December 31, 2015			For the Year ended December 31, 2015
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.30 to $23.10	7,165,609	$9.15 to $22.81	$74,501,987	0.01	1.25 to 1.65	(1.63) to (1.23)
Limited Maturity Bond Fund	9.56 to 16.86	7,915,881	9.48 to 16.79	93,195,717	—	1.25 to 1.65	(0.87) to (0.47)
Quality Bond Fund	10.04 to 40.44	18,214,747	9.92 to 40.09	257,385,723	—	1.25 to 1.65	(1.27) to (0.87)
High Yield Bond Fund	11.88 to 83.14	6,630,090	11.29 to 79.34	117,344,185	—	1.25 to 1.65	(4.95) to (4.57)
Flexibly Managed Fund	14.80 to 249.59	118,743,663	15.29 to 258.80	2,924,695,781	—	1.25 to 1.65	3.28 to 3.69
Balanced Fund	13.34 to 15.51	3,682,108	13.21 to 15.42	54,348,189	—	1.25 to 1.65	(0.97) to (0.57)
Large Growth Stock Fund	10.87 to 74.95	11,813,632	11.84 to 81.80	194,780,086	—	1.25 to 1.65	8.70 to 9.14
Large Cap Growth Fund	12.89 to 15.07	1,982,759	12.68 to 14.80	26,051,679	—	1.25 to 1.65	(1.79) to (1.39)
Large Core Growth Fund	14.66 to 17.99	3,829,385	14.69 to 17.99	57,685,922	—	1.25 to 1.65	0.02 to 0.42
Large Cap Value Fund	15.69 to 77.66	5,350,669	14.76 to 73.36	110,316,051	—	1.25 to 1.65	(5.92) to (5.54)
Large Core Value Fund	13.72 to 16.49	6,160,221	13.41 to 16.09	85,427,687	—	1.25 to 1.65	(2.43) to (2.04)
Index 500 Fund	16.17 to 27.60	13,616,761	16.06 to 27.53	246,090,977	—	1.25 to 1.65	(0.65) to (0.25)
Mid Cap Growth Fund	12.12 to 26.52	4,925,209	11.26 to 24.68	70,123,961	—	1.25 to 1.65	(7.32) to (6.95)
Mid Cap Value Fund	16.76 to 42.71	4,598,636	15.17 to 38.81	104,959,167	—	1.25 to 1.65	(9.49) to (9.13)
Mid Core Value Fund	16.04 to 22.34	2,113,222	15.54 to 21.73	41,291,697	—	1.25 to 1.65	(3.13) to (2.74)
SMID Cap Growth Fund	15.64 to 18.25	2,393,965	15.15 to 17.75	39,718,070	—	1.25 to 1.65	(3.13) to (2.74)
SMID Cap Value Fund	16.83 to 19.41	2,418,781	15.61 to 18.08	41,074,325	—	1.25 to 1.65	(7.24) to (6.86)
Small Cap Growth Fund	11.77 to 36.16	2,915,128	11.64 to 35.83	50,955,125	—	1.25 to 1.65	(1.29) to (0.90)
Small Cap Value Fund	16.27 to 60.85	5,386,678	15.13 to 56.82	149,823,984	—	1.25 to 1.65	(7.01) to (6.63)
Small Cap Index Fund	15.65 to 17.94	3,138,189	14.61 to 16.74	47,493,658	—	1.25 to 1.65	(6.67) to (6.30)
Developed International Index Fund	10.57 to 12.88	4,549,440	10.27 to 12.53	49,799,229	—	1.25 to 1.65	(3.00) to (2.61)

34

Note 6.    Financial Highlights (continued)

	January 1, 2015	December 31, 2015			For the Year ended December 31, 2015
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
International Equity Fund	$12.59 to 44.72	10,690,187	$12.83 to 45.75	$217,439,079	—	1.25 to 1.65	1.90 to 2.30
Emerging Markets Equity Fund	9.83 to 10.74	10,415,118	8.61 to 9.44	92,026,025	—	1.25 to 1.65	(12.35) to (11.99)
Real Estate Securities Fund	14.90 to 28.49	4,489,842	15.42 to 29.61	101,730,698	—	1.25 to 1.65	3.50 to 3.91
Aggressive Allocation Fund	14.01 to 15.32	4,226,885	13.59 to 14.83	58,825,685	—	1.25 to 1.65	(3.20) to (2.81)
Moderately Aggressive Allocation Fund	13.59 to 14.82	16,364,468	13.21 to 14.47	229,110,017	—	1.25 to 1.65	(2.76) to (2.37)
Moderate Allocation Fund	12.65 to 13.66	25,391,411	12.37 to 13.42	330,778,517	—	1.25 to 1.65	(2.18) to (1.79)
Moderately Conservative Allocation Fund	11.79 to 12.97	7,960,449	11.57 to 12.78	98,299,803	—	1.25 to 1.65	(1.85) to (1.46)
Conservative Allocation Fund	10.85 to 12.13	5,015,775	10.68 to 11.99	58,140,402	—	1.25 to 1.65	(1.56) to (1.16)
High Income Bond Fund II	21.71 to 22.27	—	20.82 to 21.39	—	—	1.40 to 1.60	(4.12) to (3.93)
Financial Services Fund	10.37 to 10.63	—	9.80 to 10.07	—	—	1.40 to 1.60	(5.51) to (5.32)
Health Care Fund	25.82 to 26.48	—	26.56 to 27.30	—	—	1.40 to 1.60	2.87 to 3.08
Russell 2000 1.5x Strategy Fund	19.41 to 19.90	1,095	17.37 to 17.85	19,011	—	1.40 to 1.60	(10.52) to (10.34)
Nova Fund	18.18 to 18.64	—	17.76 to 18.25	—	—	1.40 to 1.60	(2.29) to (2.10)
NASDAQ-100 Fund	25.06 to 25.70	—	26.69 to 27.43	—	—	1.40 to 1.60	6.52 to 6.74
Technology Fund	17.57 to 18.02	—	17.48 to 17.97	—	—	1.40 to 1.60	(0.49) to (0.29)
Inverse S&P 500 Strategy Fund	2.40 to 2.46	—	2.26 to 2.32	—	—	1.40 to 1.60	(5.95) to (5.76)
Government Long Bond 1.2x Strategy Fund	21.34 to 21.88	5,291	19.93 to 20.48	108,367	1.06	1.40 to 1.60	(6.60) to (6.41)
U.S. Government Money Market Fund	9.15 to 9.38	480	9.01 to 9.25	4,321	—	1.40 to 1.60	(1.59) to (1.39)
Utilities Fund	18.23 to 18.69	—	16.62 to 17.08	—	—	1.40 to 1.60	(8.83) to (8.65)
Equity Income Portfolio II	18.21 to 18.42	9,048	16.65 to 16.87	152,678	2.32	1.40 to 1.60	(8.58) to (8.40)
International Stock Portfolio	15.94 to 16.34	2,748	15.54 to 15.97	43,889	0.91	1.40 to 1.60	(2.48) to (2.28)

	January 1, 2014	December 31, 2014			For the Year ended December 31, 2014
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.46 to $23.38	7,921,693	$9.30 to $23.10	$84,205,368	0.01	1.25 to 1.65	(1.63) to (1.23)
Limited Maturity Bond Fund	9.70 to 17.05	8,296,587	9.56 to 16.86	99,241,901	—	1.25 to 1.65	(1.47) to (1.07)
Quality Bond Fund	9.72 to 38.97	18,064,025	10.04 to 40.44	267,380,170	—	1.25 to 1.65	3.38 to 3.79
High Yield Bond Fund	11.86 to 82.66	6,794,756	11.88 to 83.14	130,586,100	—	1.25 to 1.65	0.19 to 0.59
Flexibly Managed Fund	13.42 to 225.40	102,865,327	14.80 to 249.59	2,675,763,880	—	1.25 to 1.65	10.29 to 10.73
Balanced Fund	12.37 to 14.32	3,872,213	13.34 to 15.51	57,974,055	—	1.25 to 1.65	7.86 to 8.29
Large Growth Stock Fund	10.17 to 70.04	12,005,029	10.87 to 74.95	179,666,252	—	1.25 to 1.65	6.59 to 7.02
Large Cap Growth Fund	11.75 to 13.77	1,925,104	12.89 to 15.07	25,559,973	—	1.25 to 1.65	9.47 to 9.91
Large Core Growth Fund	13.81 to 16.97	4,254,224	14.66 to 17.99	63,644,134	—	1.25 to 1.65	5.97 to 6.39
Large Cap Value Fund	14.33 to 70.65	5,439,377	15.69 to 77.66	122,055,628	—	1.25 to 1.65	9.49 to 9.93
Large Core Value Fund	12.51 to 15.06	6,653,466	13.72 to 16.49	93,653,609	—	1.25 to 1.65	9.46 to 9.90
Index 500 Fund	14.51 to 24.67	13,430,873	16.17 to 27.60	245,906,551	—	1.25 to 1.65	11.40 to 11.85
Mid Cap Growth Fund	11.22 to 24.53	5,132,228	12.12 to 26.52	78,166,078	—	1.25 to 1.65	7.70 to 8.13
Mid Cap Value Fund	14.99 to 38.05	4,362,483	16.76 to 42.71	116,883,765	—	1.25 to 1.65	11.81 to 12.26
Mid Core Value Fund	14.01 to 19.44	2,411,786	16.04 to 22.34	49,675,998	—	1.25 to 1.65	14.47 to 14.93
SMID Cap Growth Fund	15.80 to 18.37	2,106,682	15.64 to 18.25	36,346,943	—	1.25 to 1.65	(1.04) to (0.64)
SMID Cap Value Fund	15.66 to 17.99	2,287,099	16.83 to 19.41	42,139,410	—	1.25 to 1.65	7.46 to 7.89
Small Cap Growth Fund	11.07 to 33.95	2,951,597	11.77 to 36.16	53,215,549	—	1.25 to 1.65	6.07 to 6.50
Small Cap Value Fund	15.44 to 57.51	5,155,973	16.27 to 60.85	163,561,074	—	1.25 to 1.65	5.39 to 5.82
Small Cap Index Fund	15.27 to 17.50	2,935,703	15.65 to 17.94	47,586,006	—	1.25 to 1.65	2.50 to 2.91
Developed International Index Fund	11.42 to 13.92	4,425,645	10.57 to 12.88	49,365,626	—	1.25 to 1.65	(7.64) to (7.27)
International Equity Fund	12.44 to 43.98	10,688,903	12.59 to 44.72	220,667,570	—	1.25 to 1.65	1.26 to 1.67
Emerging Markets Equity Fund	10.51 to 11.45	10,420,329	9.83 to 10.74	104,566,513	—	1.25 to 1.65	(6.47) to (6.09)
Real Estate Securities Fund	11.63 to 22.15	4,345,139	14.90 to 28.49	98,707,472	—	1.25 to 1.65	28.10 to 28.61
Aggressive Allocation Fund	13.31 to 14.59	4,272,252	14.01 to 15.32	61,333,257	—	1.25 to 1.65	5.03 to 5.45
Moderately Aggressive Allocation Fund	13.00 to 14.12	16,602,015	13.59 to 14.82	239,600,535	—	1.25 to 1.65	4.54 to 4.96
Moderate Allocation Fund	12.17 to 13.10	26,498,357	12.65 to 13.66	353,318,651	—	1.25 to 1.65	3.90 to 4.32

35

Note 6.    Financial Highlights (continued)

	January 1, 2014	December 31, 2014			For the Year ended December 31, 2014
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Moderately Conservative Allocation Fund	$11.41 to 12.50	8,253,338	$11.79 to 12.97	$104,042,468	—	1.25 to 1.65	3.29 to 3.70
Conservative Allocation Fund	10.63 to 11.84	5,244,717	10.85 to 12.13	61,856,797	—	1.25 to 1.65	2.05 to 2.46
High Income Bond Fund II	21.49 to 21.99	—	21.71 to 22.27	—	—	1.40 to 1.60	1.06 to 1.26
Financial Services Fund	9.36 to 9.58	—	10.37 to 10.63	—	—	1.40 to 1.60	10.79 to 11.01
Health Care Fund	21.06 to 21.55	—	25.82 to 26.48	—	—	1.40 to 1.60	22.64 to 22.89
Russell 2000 1.5x Strategy Fund	18.91 to 19.36	1,097	19.41 to 19.90	21,285	—	1.40 to 1.60	2.63 to 2.84
Nova Fund	15.57 to 15.94	8,677	18.18 to 18.64	161,737	—	1.40 to 1.60	16.70 to 16.94
NASDAQ-100 Fund	21.68 to 22.19	6,241	25.06 to 25.70	160,407	—	1.40 to 1.60	15.58 to 15.81
Technology Fund	16.22 to 16.60	—	17.57 to 18.02	—	—	1.40 to 1.60	8.34 to 8.55
Inverse S&P 500 Strategy Fund	2.85 to 2.92	—	2.40 to 2.46	—	—	1.40 to 1.60	(15.81) to (15.64)
Government Long Bond 1.2x Strategy Fund	16.10 to 16.48	—	21.34 to 21.88	—	0.90	1.40 to 1.60	32.54 to 32.80
U.S. Government Money Market Fund	9.30 to 9.52	485	9.15 to 9.38	4,434	—	1.40 to 1.60	(1.59) to (1.39)
Utilities Fund	15.07 to 15.42	—	18.23 to 18.69	—	—	1.40 to 1.60	20.94 to 21.19
Equity Income Portfolio II	17.28 to 17.44	—	18.21 to 18.42	—	—	1.40 to 1.60	5.40 to 5.61
International Stock Portfolio	16.40 to 16.78	—	15.94 to 16.34	—	—	1.40 to 1.60	(2.81) to (2.61)

	January 1, 2013	December 31, 2013			For the Year ended December 31, 2013
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.62 to $23.68	6,954,194	$9.46 to $23.38	$76,956,135	0.01	1.25 to 1.65	(1.63) to (1.23)
Limited Maturity Bond Fund	9.87 to 17.28	7,386,747	9.70 to 17.05	90,783,913	—	1.25 to 1.65	(1.72) to (1.33)
Quality Bond Fund	10.85 to 40.66	19,038,523	9.72 to 38.97	282,321,370	—	1.25 to 1.65	(4.56) to (4.17)
High Yield Bond Fund	12.00 to 77.56	6,274,698	11.86 to 82.66	129,687,090	—	1.25 to 1.65	6.14 to 6.57
Flexibly Managed Fund	12.54 to 186.64	88,472,789	13.42 to 225.40	2,307,823,488	—	1.25 to 1.65	20.29 to 20.77
Balanced Fund	12.05 to 12.42	3,925,130	12.37 to 14.32	54,699,169	—	1.25 to 1.65	14.84 to 15.30
Large Growth Stock Fund	7.41 to 50.98	11,752,079	10.17 to 70.04	161,971,873	—	1.25 to 1.65	36.84 to 37.39
Large Cap Growth Fund	9.68 to 11.37	2,041,041	11.75 to 13.77	24,532,544	—	1.25 to 1.65	21.08 to 21.56
Large Core Growth Fund	10.16 to 12.51	4,522,560	13.81 to 16.97	63,350,383	—	1.25 to 1.65	35.65 to 36.19
Large Cap Value Fund	11.85 to 53.70	5,345,802	14.33 to 70.65	112,888,785	—	1.25 to 1.65	31.03 to 31.55
Large Core Value Fund	9.78 to 11.80	7,030,020	12.51 to 15.06	89,601,755	—	1.25 to 1.65	27.65 to 28.17
Index 500 Fund	12.06 to 18.95	12,586,679	14.51 to 24.67	208,588,587	—	1.25 to 1.65	29.71 to 30.23
Mid Cap Growth Fund	8.32 to 18.17	5,535,316	11.22 to 24.53	77,594,155	—	1.25 to 1.65	34.48 to 35.02
Mid Cap Value Fund	12.20 to 28.29	4,193,502	14.99 to 38.05	106,660,713	—	1.25 to 1.65	33.98 to 34.51
Mid Core Value Fund	12.59 to 15.24	2,275,915	14.01 to 19.44	41,597,269	—	1.25 to 1.65	27.04 to 27.55
SMID Cap Growth Fund	12.70 to 13.02	1,766,184	15.80 to 18.37	31,138,018	—	1.25 to 1.65	40.50 to 41.06
SMID Cap Value Fund	12.54 to 13.20	1,886,430	15.66 to 17.99	32,550,681	—	1.25 to 1.65	35.74 to 36.28
Small Cap Growth Fund	8.16 to 24.98	2,917,099	11.07 to 33.95	51,089,120	—	1.25 to 1.65	35.35 to 35.90
Small Cap Value Fund	13.41 to 41.91	4,764,039	15.44 to 57.51	156,251,206	—	1.25 to 1.65	36.66 to 37.20
Small Cap Index Fund	11.54 to 12.88	2,690,652	15.27 to 17.50	42,520,607	—	1.25 to 1.65	35.88 to 36.42
Developed International Index Fund	9.57 to 10.88	3,986,475	11.42 to 13.92	47,446,590	—	1.25 to 1.65	19.10 to 19.58
International Equity Fund	12.87 to 42.03	10,332,974	12.44 to 43.98	219,057,521	—	1.25 to 1.65	4.24 to 4.65
Emerging Markets Equity Fund	10.80 to 10.96	10,320,290	10.51 to 11.45	110,201,487	—	1.25 to 1.65	(2.75) to (2.36)
Real Estate Securities Fund	12.89 to 21.75	4,377,026	11.63 to 22.15	81,177,328	—	1.25 to 1.65	1.44 to 1.85
Aggressive Allocation Fund	11.03 to 12.11	3,971,887	13.31 to 14.59	54,093,458	—	1.25 to 1.65	20.49 to 20.97
Moderately Aggressive Allocation Fund	11.90 to 12.00	15,957,864	13.00 to 14.12	220,885,284	—	1.25 to 1.65	17.21 to 17.68
Moderate Allocation Fund	11.52 to 11.63	26,480,729	12.17 to 13.10	340,334,339	—	1.25 to 1.65	12.24 to 12.69
Moderately Conservative Allocation Fund	11.28 to 11.58	8,751,729	11.41 to 12.50	107,070,466	—	1.25 to 1.65	7.56 to 7.99
Conservative Allocation Fund	10.81 to 11.48	5,663,658	10.63 to 11.84	65,545,737	—	1.25 to 1.65	2.72 to 3.13
High Income Bond Fund II	20.41 to 20.84	36	21.49 to 21.99	785	19.02	1.40 to 1.60	5.29 to 5.50
Financial Services Fund	7.46 to 7.62	—	9.36 to 9.58	—	—	1.40 to 1.60	25.53 to 25.78
Health Care Fund	15.09 to 15.41	—	21.06 to 21.55	—	—	1.40 to 1.60	39.56 to 39.84
Russell 2000 1.5x Strategy Fund	12.12 to 12.38	5,970	18.91 to 19.36	115,066	—	1.40 to 1.60	56.05 to 56.36
Nova Fund	10.62 to 10.85	7,882	15.57 to 15.94	125,652	0.06	1.40 to 1.60	46.63 to 46.92

36

Note 6.    Financial Highlights (continued)

	January 1, 2013	December 31, 2013			For the Year ended December 31, 2013
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
NASDAQ-100 Fund	$16.37 to 16.72	4,187	$21.68 to 22.19	$92,916	—	1.40 to 1.60	32.48 to 32.75
Technology Fund	12.17 to 12.43	—	16.22 to 16.60	—	—	1.40 to 1.60	33.25 to 33.51
Inverse S&P 500 Strategy Fund	3.94 to 4.03	—	2.85 to 2.92	—	—	1.40 to 1.60	(27.68) to (27.54)
Government Long Bond 1.2x Strategy Fund	20.01 to 20.44	—	16.10 to 16.48	—	0.93	1.40 to 1.60	(19.55) to (19.39)
U.S. Government Money Market Fund	9.45 to 9.65	737	9.30 to 9.52	6,850	—	1.40 to 1.60	(1.59) to (1.39)
Utilities Fund	13.48 to 13.77	—	15.07 to 15.42	—	—	1.40 to 1.60	11.82 to 12.05
Equity Income Portfolio II	13.57 to 13.67	131	17.28 to 17.44	2,290	1.18	1.40 to 1.60	27.35 to 27.61
International Stock Portfolio	14.61 to 14.92	49	16.40 to 16.78	26	0.26	1.40 to 1.60	12.24 to 12.47

	January 1, 2012	December 31, 2012			For the Year ended December 31, 2012
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.77 to $23.97	7,463,821	$9.62 to $23.68	$85,893,038	0.01	1.25 to 1.65	(1.63) to (1.24)
Limited Maturity Bond Fund	9.97 to 17.39	8,575,064	9.87 to 17.28	109,915,517	—	1.25 to 1.65	(1.04) to (0.64)
Quality Bond Fund	10.69 to 39.89	21,533,421	10.85 to 40.66	351,966,131	—	1.25 to 1.65	1.53 to 1.94
High Yield Bond Fund	10.65 to 68.56	5,722,084	12.00 to 77.56	122,606,185	—	1.25 to 1.65	12.69 to 13.14
Flexibly Managed Fund	11.11 to 164.73	65,569,130	12.54 to 186.64	1,686,424,294	—	1.25 to 1.65	12.85 to 13.30
Balanced Fund	11.09 to 11.38	3,997,849	12.05 to 12.42	49,006,232	—	1.25 to 1.65	8.71 to 9.15
Large Growth Stock Fund	6.33 to 43.47	11,667,980	7.41 to 50.98	114,823,851	—	1.25 to 1.65	16.80 to 17.27
Large Cap Growth Fund	8.91 to 10.49	2,313,656	9.68 to 11.37	22,682,554	—	1.25 to 1.65	8.45 to 8.88
Large Core Growth Fund	8.87 to 10.95	4,718,207	10.16 to 12.51	48,302,707	—	1.25 to 1.65	14.24 to 14.70
Large Cap Value Fund	10.64 to 48.03	5,389,501	11.85 to 53.70	89,619,920	—	1.25 to 1.65	11.37 to 11.82
Large Core Value Fund	8.58 to 10.38	7,275,639	9.78 to 11.80	71,773,984	—	1.25 to 1.65	13.69 to 14.14
Index 500 Fund	10.57 to 16.59	10,763,342	12.06 to 18.95	139,074,740	—	1.25 to 1.65	13.78 to 14.24
Mid Cap Growth Fund	7.96 to 17.34	5,882,908	8.32 to 18.17	61,374,541	—	1.25 to 1.65	4.34 to 4.76
Mid Cap Value Fund	10.77 to 24.87	3,645,551	12.20 to 28.29	75,251,634	—	1.25 to 1.65	13.28 to 13.74
Mid Core Value Fund	11.19 to 13.48	2,171,573	12.59 to 15.24	31,985,042	—	1.25 to 1.65	12.59 to 13.04
SMID Cap Growth Fund	11.19 to 11.43	1,343,033	12.70 to 13.02	17,151,936	—	1.25 to 1.65	13.46 to 13.92
SMID Cap Value Fund	10.72 to 11.24	1,419,281	12.54 to 13.20	18,326,726	—	1.25 to 1.65	17.00 to 17.47
Small Cap Growth Fund	7.83 to 23.93	3,503,870	8.16 to 24.98	45,235,245	—	1.25 to 1.65	3.99 to 4.41
Small Cap Value Fund	11.74 to 36.54	4,261,738	13.41 to 41.91	111,488,504	—	1.25 to 1.65	14.26 to 14.72
Small Cap Index Fund	10.14 to 11.34	2,059,654	11.54 to 12.88	23,927,683	—	1.25 to 1.65	13.61 to 14.06
Developed International Index Fund	8.22 to 9.36	3,437,294	9.57 to 10.88	33,573,279	—	1.25 to 1.65	16.22 to 16.69
International Equity Fund	10.80 to 35.15	9,339,249	12.87 to 42.03	199,916,772	—	1.25 to 1.65	19.08 to 19.56
Emerging Markets Equity Fund	9.18 to 9.28	9,450,596	10.80 to 10.96	103,129,950	—	1.25 to 1.65	17.64 to 18.12
Real Estate Securities Fund	11.30 to 18.99	3,523,145	12.89 to 21.75	69,490,415	—	1.25 to 1.65	14.10 to 14.56
Aggressive Allocation Fund	9.69 to 10.66	3,540,988	11.03 to 12.11	39,777,470	—	1.25 to 1.65	13.59 to 14.05
Moderately Aggressive Allocation Fund	10.62 to 10.69	14,347,637	11.90 to 12.00	170,342,103	—	1.25 to 1.65	11.77 to 12.22
Moderate Allocation Fund	10.54 to 10.66	24,530,823	11.52 to 11.63	282,076,195	—	1.25 to 1.65	9.11 to 9.54
Moderately Conservative Allocation Fund	10.58 to 10.83	8,113,565	11.28 to 11.58	92,878,552	—	1.25 to 1.65	6.53 to 6.95
Conservative Allocation Fund	10.42 to 11.02	6,104,689	10.81 to 11.48	69,099,125	—	1.25 to 1.65	3.75 to 4.17
High Income Bond Fund II	18.08 to 18.43	4,615	20.41 to 20.84	94,339	8.30	1.40 to 1.60	12.87 to 13.10
Financial Services Fund	6.18 to 6.30	—	7.46 to 7.62	—	—	1.40 to 1.60	20.73 to 20.97
Health Care Fund	13.09 to 13.34	—	15.09 to 15.41	—	—	1.40 to 1.60	15.30 to 15.53
Russell 2000 1.5x Strategy Fund	10.09 to 10.28	7,788	12.12 to 12.38	99,116	—	1.40 to 1.60	20.16 to 20.40
Nova Fund	8.83 to 9.00	7,755	10.62 to 10.85	84,139	—	1.40 to 1.60	20.30 to 20.54
NASDAQ-100 Fund	14.24 to 14.52	6,235	16.37 to 16.72	104,228	—	1.40 to 1.60	14.91 to 15.14
Technology Fund	11.05 to 11.26	—	12.17 to 12.43	—	—	1.40 to 1.60	10.20 to 10.42
Inverse S&P 500 Strategy Fund	4.83 to 4.92	—	3.94 to 4.03	—	—	1.40 to 1.60	(18.30) to (18.14)
Government Long Bond 1.2x Strategy Fund	19.74 to 20.12	—	20.01 to 20.44	—	0.88	1.40 to 1.60	1.38 to 1.58
U.S. Government Money Market Fund	9.60 to 9.79	745	9.45 to 9.65	7,044	—	1.40 to 1.60	(1.59) to (1.39)
Utilities Fund	13.54 to 13.81	—	13.48 to 13.77	—	—	1.40 to 1.60	(0.49) to (0.29)

37

Note 6.    Financial Highlights (continued)

	January 1, 2012	December 31, 2012			For the Year ended December 31, 2012
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Equity Income Portfolio II	$11.79 to 11.85	1,387	$13.57 to 13.67	$18,956	1.68	1.40 to 1.60	15.06 to 15.29
International Stock Portfolio	12.53 to 12.78	520	14.61 to 14.92	7,764	0.90	1.40 to 1.60	16.55 to 16.79

*	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account III from the underlying mutual fund, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reduction in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, Account III does not record investment income.
**	These ratios represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded. Certain previously disclosed expense ratios were changed according to the revisions stated in Footnote 2.
***	These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period and reflects a range of actual product total returns.

Note 7.    Subsequent Events

Management has evaluated events subsequent to December 31, 2016 and through the Account III Financial Statement date of issuance of April 4, 2017 and has determined that there were no subsequent events requiring recognition of disclosure in the financial statements.

38

PM8317  05/17

PennMutual®
The Penn Mutual Life Insurance Company
2016 Statutory Financial Statements

PricewaterhouseCoopers LLP, Two Commerce Square — Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 2110, F: (267) 330 3300, www.pwc.com/us

Report of Independent Auditors

To the Board of Trustees of

The Penn Mutual Life Insurance Company:

We have audited the accompanying statutory financial statements of The Penn Mutual Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2016 and 2015, and the related statutory statements of income and changes in surplus and cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania described in Note 1.

February 16, 2017

(In Thousands)

Statements of Admitted Assets, Liabilities and Surplus

As of December 31,	2016	2015

ADMITTED ASSETS
Bonds	$8,629,523	$8,134,957
Stocks:
Preferred	107,952	72,595
Common — affiliated	478,379	372,588
Common — unaffiliated	83,659	96,007
Real estate	33,441	29,444
Policy loans	318,808	304,727
Cash and short-term investments	213,173	245,071
Alternative assets	483,258	450,237
Derivatives	69,966	59,602
Other invested assets	507,515	421,558

TOTAL INVESTMENTS	10,925,674	10,186,786

Investment income due and accrued	114,116	107,540
Premiums due and deferred	78,734	69,796
Deferred tax asset	224,409	230,679
Corporate owned life insurance	213,410	207,641
Amounts recoverable from reinsurers	26,579	35,648
Other assets	220,266	179,120
Separate account assets	7,302,608	7,217,838

TOTAL ASSETS	$19,105,796	$18,235,048

LIABILITIES
Reserves and funds for payment of insurance and annuity benefits	$8,428,158	$7,925,692
Dividends to policyholders payable in the following year	58,304	48,290
Policy claims in process	45,528	45,028
Interest maintenance reserve	147,441	132,272
Asset valuation reserve	118,526	81,512
Drafts outstanding	25,109	31,624
Funds held under coinsurance	707,302	646,519
Other liabilities	316,187	222,595
Derivatives	216,017	95,986
Separate account liabilities	7,302,608	7,217,838

TOTAL LIABILITIES	17,365,180	16,447,356

SURPLUS
Surplus notes	389,606	389,412
Unassigned surplus	1,351,010	1,398,280

TOTAL SURPLUS	1,740,616	1,787,692

TOTAL LIABILITIES AND SURPLUS	$19,105,796	$18,235,048

The accompanying notes are an integral part of these financial statements.

2016 Statutory Financial Statements	Page 1

(In Thousands)

Statements of Income and Changes in Surplus

For the Years Ended December 31,	2016	2015

REVENUE
Premium and annuity considerations	$1,269,008	$1,196,285
Net investment income	520,466	531,844
Other revenue	547,979	470,769

TOTAL REVENUE	2,337,453	2,198,898

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	1,269,437	1,068,093
Increase in reserves for payment of future insurance and annuity benefits	653,172	375,014
Commissions	148,544	138,524
Operating expenses	314,974	294,228
Other expenses	83,066	106,666
Net transfer (from)/to separate accounts	(234,134)	110,916

TOTAL BENEFITS AND EXPENSES	2,235,059	2,093,441

GAIN FROM OPERATIONS BEFORE DIVIDENDS AND FEDERAL INCOME TAX BENEFITS	102,394	105,457

Dividends to policyholders	60,637	50,092

GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAX EXPENSE	41,757	55,365

Federal income tax (benefit)	(31,661)	(35,213)

GAIN FROM OPERATIONS	73,418	90,578

Net realized capital gains, net of tax	25,943	10,731

NET INCOME	$99,361	$101,309

SURPLUS
Net income	$99,361	$101,309
Change due to reinsurance	(3,100)	20,813
Change in asset valuation reserve	(37,014)	(4,464)
Change in net unrealized capital losses, net of tax	(62,326)	(97,207)
Change in net deferred income tax	(5,827)	(5,797)
Change in funded status of postretirement plans, net of tax	(3,080)	(1,841)
Change in surplus notes	194	181
Change in nonadmitted assets	(35,284)	(25,078)

Change in surplus	(47,076)	(12,084)

Surplus, beginning of year	1,787,692	1,799,776

Surplus, end of year	$1,740,616	$1,787,692

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Mutual Life Insurance Company

(In Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2016	2015

OPERATIONS
Premium and annuity considerations	$1,486,589	$1,997,573
Net investment income	547,503	513,611
Other revenue	280,996	264,627

CASH PROVIDED BY OPERATIONS	2,315,088	2,775,811

Benefits paid	1,207,770	1,020,568
Commissions and operating expenses	531,564	515,474
Net transfers (from)/to separate accounts	(255,747)	97,155
Dividends to policyholders	15,621	16,479
Taxes (refunded)/paid on operating income and realized investment losses	(19,674)	81,324

CASH USED IN OPERATIONS	1,479,534	1,731,000

NET CASH PROVIDED BY OPERATIONS	835,554	1,044,811

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	1,097,483	1,371,168
Preferred and common stocks	58,665	77,353
Limited partnerships, real estate and other invested assets	45,801	27,856
Net gains on cash, cash equivalents short term investments	11	—
Derivatives	110,834	71,564

NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	1,312,794	1,547,941

Cost of investments acquired:
Bonds	1,587,777	2,096,937
Preferred and common stock	175,400	126,644
Limited partnerships, real estate and other invested assets	190,118	123,898
Derivatives	63,594	56,186

TOTAL COST OF INVESTMENTS ACQUIRED	2,016,889	2,403,665

Net increase in policy loans	(7,365)	(9,891)

NET CASH USED IN INVESTMENT ACTIVITIES	(711,460)	(865,615)

FINANCING AND MISCELLANEOUS
Net withdrawals on deposit type contracts	(162,484)	(17,461)
Other cash applied/(used), net	6,492	(43,365)

NET CASH (USED IN) FINANCING AND MISCELLANEOUS	(155,992)	(62,825)

NET CHANGE IN CASH AND SHORT TERM INVESTMENTS	(31,898)	116,371

Cash and short term investments:
Beginning of year	245,071	128,700

End of year	$213,173	$245,071

…continued -

2016 Statutory Financial Statements	Page 3

(In Thousands)

Statements of Cash Flows (cont’)

For the Years Ended December 31,	2016	2015

Supplemental Disclosure of Cash Flow Information for Non Cash Transactions:
Noncash reinsurance settlement	$—	$132,560
Common stock acquired as a return of capital/dividend	6,002	1,558
Premiums paid from benefits	27,366	39,393
Premiums paid by dividend	35,002	26,990
Premiums paid by policy loan	6,716	5,743
Capitalized interest	1,463	2,101
Bond exchange	6,179	970
Other	5,452	3,621

The accompanying notes are an integral part of these financial statements.

Page 4	The Penn Mutual Life Insurance Company

(In Thousands)

Notes to Financial Statements

Note 1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS  The Penn Mutual Life Insurance Company (the “Company”) is a mutual life insurance company, domiciled in Pennsylvania, which concentrates primarily in the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, one year non-renewable and level term, universal life, indexed universal life, variable universal life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career advisers, independent advisers, and independent marketing organizations. The Company is licensed to write business in all fifty states and the District of Columbia.

On December 31, 2016, the Company acquired Vantis Life Insurance Company (“Vantis”), a Connecticut domiciled direct writer of individual tax deferred annuities and ordinary and group life insurance. Vantis is licensed to write life insurance and annuity products in forty-nine states and the District of Columbia. Vantis was acquired under the statutory purchase method at a cost of $75,779, which includes goodwill of $21,401. There was no amortization of goodwill in 2016.

BASIS OF PRESENTATION  The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (collectively “SAP” or “statutory accounting principles”). Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company currently has no permitted practices.

Statutory accounting principles are different in some respects from U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)	certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over premium payment period;
(b)	statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method (“CRVM”) or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, and interest assumptions;
(c)	bonds are generally carried at amortized cost, whereas GAAP would generally report bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would treat these changes as net investment income;
(e)	deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;
(f)	payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;
(g)	assets are reported at “admitted asset” value, and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;
(h)	majority-owned subsidiaries are accounted for using the equity method. The Penn Insurance and Annuity Company (“PIA”), Hornor Townsend & Kent, Inc. (“HTK”), Vantis, and certain assets of Independence Square Properties, LLC (“ISP”) and Dresher Run I, LLC (“Dresher Run”) are admitted assets. Penn Mutual Asset Management, LLC (“PMAM”) (formerly Penn Mutual Asset Management, Inc.) and certain assets of ISP and Dresher Run are nonadmitted assets. Under GAAP, these majority-owned subsidiaries would be consolidated;

2016 Statutory Financial Statements	Page 5

(In Thousands)

(i)	the Company’s investment in the PMAM Global Unconstrained Bond Fund (“GUBF”) is accounted for using the equity method. Under GAAP, the Company’s investment in GUBF would be treated as a variable interest entity and consolidated, with noncontrolling interest portions separately reported.
(j)	surplus notes are reported in surplus, whereas GAAP would report these notes as debt. Costs associated with these notes are expensed, whereas GAAP would capitalize these expenses and amortize them into income over the life of the notes;
(k)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit type contracts, whereas GAAP would report these balances as an asset;
(l)	an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, limited liability companies (“LLCs”), low income housing tax credit (“LIHTC”) investments, and certain credit related derivative instruments as well as credit-related declines in the value of bonds, whereas GAAP would not record this reserve;
(m)	after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses as revenue at time of sale;
(n)	changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and effective fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;
(o)	comprehensive income is not presented, whereas GAAP would present changes in unrealized capital gains and losses, changes in funded status of pension and postretirement plans, and foreign currency translations as other comprehensive income;
(p)	embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;
(q)	policyholder dividends are recognized when declared, whereas GAAP would recognize these over the term of the related policies;
(r)	identification of other-than-temporary impairment (“OTTI”) uses an “intent and ability to hold” criteria, whereas GAAP would use an “intent and ability not to sell” criteria; and
(s)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets.

The Company’s net income, excluding net income related to non-controlling interest, as presented in its consolidated financial statements prepared in conformity with GAAP was $210,816 and $208,620 for the years ended December 31, 2016 and 2015, respectively. The Company’s equity, as presented in its consolidated financial statements prepared in conformity with GAAP was $3,362,755 and $2,977,877 as of December 31, 2016 and 2015, respectively.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES  The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

◇	Carrying value of certain invested assets and derivatives
◇	Liabilities for reserves and funds for payment of insurance and annuity benefits
◇	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
◇	Litigation and other contingencies
◇	Pension and other postretirement and postemployment benefits

Page 6	The Penn Mutual Life Insurance Company

(In Thousands)

INVESTMENTS  Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments, including asset-backed and mortgage-backed securities, the effect on amortization or accretion is revalued three times per year based on the current estimated cash flows, using the retrospective method, except for favorable changes in expected cash flows for structured securities where the possibility of non-interest loss is other than remote. In these cases, income is recognized on the prospective method over the remaining life of the securities. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age, and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly adjusted. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Preferred Stock  with an NAIC designation of 1 to 3 is valued at amortized cost. All other preferred stock is valued at the lower of cost or market. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock  of the Company’s insurance affiliates, with the exception of Vantis, is carried at its underlying audited statutory equity. The Company’s investment in Vantis is carried at underlying audited statutory equity plus the unamortized goodwill related to the Company’s purchase of Vantis. The goodwill is being amortized over 10 years. Common stock of audited non-insurance affiliates is admitted at the GAAP-basis equity. Common stock of unaudited non-insurance affiliates is nonadmitted. Unaffiliated common stock is carried at fair value. Dividends are recognized in net investment income on the ex-dividend date. Other changes in the carrying value of affiliates, including amortization of goodwill related to the Company’s purchase of Vantis, are recognized as changes in unrealized gains or losses in surplus. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value. See the “Federal Home Loan Bank Borrowings” caption within this footnote for additional information on FHLB-PGH.

Real Estate  occupied by the Company is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income. The Company obtains an external appraisal on a tri-annual basis. The most recent appraisal was obtained in 2016.

Policy Loans  are carried at the aggregate balance of unpaid principal and interest.

Cash and Short-term investments  Cash includes investments purchased with maturities of three months or less. Short-term investments, which are carried at amortized cost and approximate fair value, consist primarily of money market funds and investments purchased with maturities greater than three months and less than or equal to 12 months.

Alternative Assets  consist primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends/income distributions from limited partnerships are recorded in investment income. Undistributed earnings are included in unrealized gains and losses and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the general partner, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag. Refer to Note 3 for additional information regarding investments in alternative assets.

Derivatives  The Company utilizes derivative financial instruments, including swaps, swaptions, futures, forward contracts, caps and options, in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends on whether

2016 Statutory Financial Statements	Page 7

(In Thousands)

the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the assets hedged. The change in fair value of these derivatives is recognized as an unrealized capital gain/(loss) until they are closed, at which time they are recorded in realized capital gains/(losses). Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/ (losses). Derivatives with a positive fair value or carrying value are reported in Other invested assets. Derivatives with a negative fair value or carrying value are reported in Other liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives used in economic hedges of interest rate and currency risk of the fixed income portfolio, regardless of accounting treatment, are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of the derivative contracts.

The Company has entered into interest rate swaps, currency swaps, and equity options in the form of call spreads that qualify for hedge accounting. The currency swaps have been designated to qualify as cash flow hedges of cash flows associated with foreign denominated securities in the investment portfolio. The equity options in the form of call spreads have been designated to qualify as cash flow hedges of cash flows associated with indexed credits related to the annual return of the S&P 500 Index on Indexed Universal Life (“IUL”) and Variable Universal Life (“VUL”) policies. The interest rate swaps have been designated to qualify as cash flow and fair value hedges of the impact of changing interest rates on bonds in the corporate bond portfolio.

The Company may enter into interest rate swaps, total return swaps, inflation swaps, financial futures and equity options to hedge risks associated with the offering of equity market-based guarantees in the Company’s annuity and indexed universal life insurance product portfolio, which do not meet the criteria of an effective hedge.

The Company uses currency forwards to hedge the risk embedded in its foreign currency denominated alternative assets. They are carried at fair value and do not meet the criteria of an effective hedge.

Interest rate caps, credit default swaps, and receiver swaps, a type of interest rate swap, are carried at fair value. The Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security. Receiver swaps protect the Company from credit risk in the fixed income portfolio. These do not meet the criteria of an effective hedge.

Investment income is recorded on an accrual basis. Amounts payable or receivable under total return, currency, credit default, interest rate and inflation swap agreements are recognized as investment income or expense when incurred. The Company does not engage in derivative financial instrument transactions for speculative purposes. Refer to Note 6 for additional disclosures regarding derivatives.

Other Invested Assets  The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore have been recognized as a liability. LIHTC investments are reviewed for OTTI, which is accounted for as a realized loss. See Note 3 for additional information regarding LIHTC investments.

Other invested assets also includes receivables for unsettled investment transactions, notes receivable from Janney Montgomery Scott, LLC (“JMS”), an affiliate, and the Company’s investment in its affiliate, ISP. See Note 11 for additional information regarding these other invested assets.

OTTI EVALUATION  Bonds, mortgage-backed and asset-backed securities  The Company considers an impairment to be other-than-temporary if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans,

Page 8	The Penn Mutual Life Insurance Company

(In Thousands)

prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses, and the interest related portion of the loss is disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Alternative assets  The Company’s evaluation for OTTI includes consideration of the remaining life of the partnerships and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost of the partnership investments. Any such impairments are accounted for as a realized loss.

LIHTC  OTTI for LIHTC investments is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value, and the impairment is accounted for as a realized loss.

INVESTMENT INCOME DUE AND ACCRUED  Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

PREMIUMS DUE AND DEFERRED  Deferred premium is the portion of premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium that is due and unpaid as of the reporting date, net of loading and nonadmitted receivables that are greater than 90 days in age. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income. The deferred and uncollected amounts and loading were as follows at December 31:

	2016				2015

	New	Renewal	Group	Total	New	Renewal	Group	Total
Uncollected premium	$508	$9,502	NA		$126	$8,570	NA
Uncollected loading	(435)	(954)	NA		(98)	(1,117)	NA

Net uncollected	73	8,548	$382	$9,003	28	7,453	$420	$7,901

Deferred premium	16,175	58,868	NA		10,979	51,853	NA
Deferred loading	(12,876)	8,440	NA		(8,499)	8,678	NA

Net deferred	$3,299	$67,308	$5	$70,612	$2,480	$60,531	$7	$63,018

Subtotal — gross deferred and uncollected				79,615				70,919
Nonadmitted				(881)				(1,123)

Premiums due and deferred, net				$78,734				$69,796

FEDERAL INCOME TAX  The Company files a consolidated federal income tax return with its insurance and non-insurance subsidiaries, with the exclusion of Vantis and its subsidiary, Vantis Life Insurance Company of New York. Each subsidiary’s tax liability or refund is accrued on a benefits for loss basis. The Company reimburses subsidiaries

2016 Statutory Financial Statements	Page 9

(In Thousands)

for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTP”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets, after the consideration of any necessary valuation allowance, in excess of the statutory limits are treated as nonadmitted assets and charged to surplus.

CORPORATE OWNED LIFE INSURANCE  The Company purchases life insurance policies on certain officers and employees on which the Company is designated as the beneficiary. The Company recognizes the cash surrender value of the policies as an asset on the Statement of Admitted Assets, Liabilities and Surplus. Changes in the cash surrender value of the policies are recorded as an adjustment to the premiums paid for the insurance coverage, which is recognized as part of interest credited to policyholders within Benefits paid to policyholders and beneficiaries on the Statements of Income and Changes in Surplus.

REINSURANCE  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $5,000 for single life and $7,500 for joint lives.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. Refer to Note 10 for further discussion.

Funds Held Under Coinsurance  The Company records a liability for funds held pursuant to a 70% coinsurance with funds withheld agreement entered into with PIA. The liability represents the economic reserves under the terms of the reinsurance agreement. Refer to Note 10 for further discussion of this reinsurance agreement.

OTHER ASSETS  Computer equipment and packaged software is reported at cost of $105,153 and $100,608, less accumulated depreciation of $85,008 and $81,467 at December 31, 2016 and 2015, respectively. Computer equipment and packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. Depreciation expense on computer equipment and packaged software charged to operations in 2016 and 2015 was $3,541 and $2,299, respectively. Furniture is depreciated on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are depreciated over the remaining life of the lease. Building and property improvements are depreciated to the lesser of contractor estimate or the remaining life of the building.

Other assets also includes receivables related to centrally cleared derivative transactions, receivables for collateral remitted to counterparties, amounts due from affiliates under the terms of service agreements. See Note 6 for additional information regarding derivative transactions and Note 11 for additional information regarding related party transactions.

SEPARATE ACCOUNT ASSETS AND LIABILITIES  The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life

Page 10	The Penn Mutual Life Insurance Company

(In Thousands)

insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The Separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/ (losses) on the assets, which reflects fair value. The investment income and realized capital gains/ (losses) from separate account assets accrue to the policyholders and are not included in the Statements of Income. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Income and Changes in Surplus.

The Company issues variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”), GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”), and GMWB with inflation protection. In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account. See Note 4 for a discussion of the Company’s obligation regarding these product features.

NONADMITTED ASSETS  designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset that is in excess of limits prescribed by SAP, the pension plan assets, certain investments in partnerships for which financial audits are not performed, certain other receivables, advances and prepayments, and uncollected premiums greater than 90 days from the due date. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Surplus. As of December 31, 2016 and 2015, the Company’s total nonadmitted assets were $220,270 and $184,986, respectively.

RESERVES AND FUNDS FOR THE PAYMENT OF INSURANCE AND ANNUITY BENEFITS  Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force.

Any adjustments that are made to the reserve balances are reflected in the Statements of Income in the year in which such adjustments are made, with the exception of changes in valuation bases which are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level, modified preliminary term or CRVM methods using the 1941, 1958, 1980, and 2001 Commissioners’ Standard Ordinary Mortality and American Experience Tables and assumed interest rates ranging from 2.25% to 4.50%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

Reserves for fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1949, 1971, 1983, 2000, and 2012 Individual Annuity Mortality Tables and rates ranging from 2.00% to 13.25%. An insignificant amount of reserves uses an assumed interest rate greater than 10%.

The Company also has deferred variable annuity contracts containing GMDB, GMAB and GMWB features. The Company establishes reserves according to requirements prescribed by the NAIC in Actuarial Guideline XLIII (VACARVM). See Note 4 for further discussion.

2016 Statutory Financial Statements	Page 11

(In Thousands)

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 and 1983 Group Annuity Mortality Tables and 1994 Group Annuity Reserving Tables with assumed interest rates ranging from 4.50% to 13.25%. Approximately 1% of reserves use an assumed interest rate greater than 10%.

The Company had $7,035,410 and $5,665,313 and as of December 31, 2016 and 2015, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Commonwealth of Pennsylvania.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released have been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS  Reserves for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year.

POLICYHOLDERS’ DIVIDENDS  The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statements of Income. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Trustees. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges.

POLICY CLAIMS IN PROCESS  include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE  The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity.

ASSET VALUATION RESERVE  The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships, LIHTC investments, and LLCs as well as non-interest related declines in the value of bonds, and certain derivatives. The AVR is reported in the Statements of Admitted Assets, Liabilities and Surplus, and the change in AVR is reported in the Statements of Income and Changes in Surplus.

DRAFTS OUTSTANDING  that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES  Other liabilities primarily include accruals for general and operating expense, life insurance premiums received in advance of the due date, net transfers due from the separate accounts, and liabilities related to postretirement benefit plans in an underfunded position. Refer to Note 8 for additional disclosures on the Company’s benefit plans.

BENEFIT PLANS  The Company recognizes a liability for the funded status of defined benefit pension and post retirement plans where the projected benefit obligation exceeds plan assets (underfunded) and nonadmits assets for the funded status of defined benefit pension and post retirement plans where the fair value of plan assets exceed the projected benefit obligation (overfunded). See Note 8 for additional disclosures on the Company’s benefit plans.

CONTINGENCIES  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual. See Note 12 for further discussion.

Page 12	The Penn Mutual Life Insurance Company

(In Thousands)

SURPLUS NOTES  On July 1, 2010, the Company issued Surplus Notes (“2010 Notes”) with a principal balance of $200,000, at a discount of $8,440. The 2010 Notes bear interest at 7.625%, and have a maturity date of June 15, 2040. The 2010 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 7.625% 2010 Notes is scheduled to be paid semiannually on March 31 and September 30 of each year. At December 31, 2016 and 2015, the amortized cost basis of the 2010 Notes was $192,182 and $192,065, respectively. Interest paid on the 2010 Notes was $15,250 and $15,250 for the years ended December 31, 2016 and 2015, respectively. Total interest paid since the issuance of the 2010 Notes is $95,313.

On June 23, 2004, the Company issued Surplus Notes (“2004 Notes”) with a principal balance of $200,000, at a discount of $3,260. The 2004 Notes bear interest at 6.65%, and have a maturity date of June 15, 2034. The 2004 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 6.65% 2004 Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2016 and 2015, the amortized cost basis of the 2004 Notes was $197,424 and $197,347, respectively. Interest paid on the 2004 Notes was $13,300 and $13,300 for the years ended December 31, 2016 and 2015, respectively. Total interest paid since the issuance of the 2004 Notes is $163,220.

Interest expense on surplus notes requires prior approval from the Pennsylvania Insurance Department.

RISK-BASED CAPITAL  Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2016, the Company’s surplus exceeds these minimum levels.

PREMIUM AND RELATED EXPENSE RECOGNITION  Life insurance premium revenue is generally recognized as revenue on the gross basis when due from the policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits. Benefit payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

OTHER REVENUE  Other revenue includes commission and expense allowance recognized by the Company pursuant to reinsurance agreements, as well as the modified coinsurance reserve adjustment relating to a coinsurance/modified coinsurance reinsurance agreement entered into with a third party effective December 31, 2015. Other revenue also includes fees charged to policyholders.

OTHER EXPENSES  Other expenses includes amounts paid to PIA relating to interest earned on the funds withheld assets held by the Company pursuant to the 70% coinsurance with funds withheld agreement entered into with PIA that is discussed in Note 10. Other expenses also includes benefits paid by the Company under reinsurance agreements with PIA relating to index credits on certain universal life policies.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES  Realized capital gains and losses, net of taxes, excludes gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are transferred to the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

2016 Statutory Financial Statements	Page 13

(In Thousands)

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

FEDERAL HOME LOAN BANK BORROWINGS  In August 2014, the Company became a member of the FHLB-PGH, which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified in “Borrowed money.” Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. FHLB-PGH is a first-priority secured creditor.

The Company’s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within Common stock — unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable. Current borrowings are subject to prepayment penalties.

As of December 31, 2016 and 2015, borrowings from the FHLB-PGH, segregated by those classified as advances and funding agreements, including the maximum outstanding during the years ended December 31 were as follows:

	2016	Maximum during 2016	2015	Maximum during 2015

Debt — Advances	$—	$—	$—	$—
Funding Agreements	300,000	600,000	450,000	450,000

Total	$300,000	$600,000	$450,000	$450,000

NEW ACCOUNTING STANDARDS

In November 2016, the NAIC adopted revisions to SSAP No. 56, “Separate Accounts,” that removed the requirement to disclose the total maximum guarantee for separate account products by the general account of a reporting entity. The revised guidance is effective for the year ending December 31, 2016. The Company is no longer disclosing this amount in Note 5.

In November 2016, the NAIC adopted revisions to SSAP No. 26, “Bonds, Excluding Loan-backed and Structured Securities” (“SSAP No. 26”), and SSAP No. 43R, “Loan-Backed and Structured Securities” (“SSAP No. 43R”), that added clarification to certain existing disclosure requirements. The revisions clarified that loan backed securities are within the scope of the disclosure of carrying value, fair value, and gross unrealized gains and gross unrealized losses for bonds. The revisions also clarified that bonds classified as short-term investments are to be included in the scope of the disclosure of carrying value and fair value disaggregated by maturity periods. The new guidance is effective for the year ending December 31, 2016. The impact of this revised guidance on the Company’s disclosures is included in Note 3.

In June 2016, Principle Based Reserves (VM -20) met the minimum threshold for state adoptions and therefore will become effective on January 1, 2017. The new regulation will allow Insurers to develop reserves that are more reflective of the risks embedded in the products through the use of the Company’s own experience in the development of the critical assumptions used in the calculation. The regulation will impact new issues prospectively and there is a three year safe harbor until full compliance is required. The Company is currently performing feasibility studies and developing an implementation plan. There is no impact to the 2016 Financial Statements as a result of this standard.

In June 2016, the NAIC adopted revisions to SSAP No. 1, “Disclosure of Accounting, Policies, Risks & Uncertainties, and Other Disclosures” (“SSAP No. 1”), which require disclosure of the nature, amount, and location within the financial statements of any assets received as collateral and related offsetting liabilities. The revised guidance is effective for the year ending December 31, 2016. The impact of this revised guidance in the Company’s financial statements is reflected in Note 5.

Page 14	The Penn Mutual Life Insurance Company

(In Thousands)

In June 2016, the NAIC adopted additional revisions to SSAP No. 1 . The guidance promulgated a disclosure requirement for investments in securities with an NAIC designation of 5*. The new disclosure requires a comparative presentation of the number of such securities held, aggregate carrying value and aggregate fair value, disaggregated by certain general investment categories. The guidance became effective upon adoption and is applicable for the year ended December 31, 2016. The adoption of this guidance is not material to the Company.

In June 2016, the NAIC adopted additional revisions to SSAP No. 26, and SSAP No. 43R. The guidance adds disclosure requirements related to the amount such prepayment penalties and acceleration fees received disaggregated by certain types of call features. The guidance takes effect January 1, 2017, with early adoption permitted. The Company has not early adopted this guidance.

During 2015, the NAIC adopted revisions to SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities” (“SSAP No. 97”), that added new requirements for the year ended December 31, 2015 to disclose the gross, nonadmitted, and net admitted values of non-insurance SCAs, as well as certain information regarding the filing of such SCAs with the NAIC Securities Valuation Office (“SVO”). In June 2016, the NAIC adopted additional revisions to SSAP No. 97 that clarified the types of SCAs that fall within the scope of this disclosure. The additional revisions also provide a template for a tabular disclosure presentation. The impact of this adopted guidance on the Company’s financial statement disclosures is reflected in Note 11.

Note 3.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

BONDS AND PREFERRED STOCK  The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and preferred stock as of December 31:

		Gross Unrealized Capital
2016	Admitted Value	Gains	Losses	Estimated Fair Value

U.S. Treasury, U.S. Agency and other governmental securities	$223,027	$7,815	$7,032	$223,810
States and political subdivisions	1,166,572	120,143	9,482	1,277,233
Corporate securities	4,173,684	308,251	50,913	4,431,022
Residential mortgage-backed securities	307,964	12,184	3,327	316,821
Commercial mortgage-backed securities	1,678,683	44,769	18,322	1,705,130
Asset-backed securities	1,079,593	30,735	10,839	1,099,489

Total bonds	8,629,523	523,897	99,915	9,053,505
Redeemable preferred stock	107,952	3,143	3,456	107,639

Total bonds and preferred stock	$8,737,475	$527,040	$103,371	$9,161,144

2016 Statutory Financial Statements	Page 15

(In Thousands)

		Gross Unrealized Capital
2015	Admitted Value	Gains	Losses	Estimated Fair Value

U.S. Treasury, U.S. Agency and other governmental securities	$267,478	$6,891	$7,585	$266,784
States and political subdivisions	1,116,530	129,477	7,489	1,238,518
Corporate securities	4,019,897	270,799	132,668	4,158,028
Residential mortgage-backed securities	210,292	15,549	1,002	224,839
Commercial mortgage-backed securities	1,480,434	40,462	20,520	1,500,376
Asset-backed securities	1,040,326	22,600	25,205	1,037,721

Total bonds	8,134,957	485,778	194,469	8,426,266
Redeemable preferred stock	72,595	4,456	53	76,998

Total bonds and preferred stock	$8,207,552	$490,234	$194,522	$8,503,264

Included in the table above are securities held in custody and restricted for use under a reinsurance agreement with an admitted value and fair value totaling $684,603 and $755,513, respectively, as of December 31, 2016 and $632,040 and $693,765, respectively as of December 31, 2015.

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2016 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

	Admitted Value	Estimated Fair Value

Due in one year or less	$182,463	$182,274
Due after one year through five years	503,027	527,951
Due after five years through ten years	1,030,968	1,061,618
Due after ten years	3,857,030	4,172,273
Residential mortgage-backed securities(1)	356,604	360,816
Commercial mortgage-backed securities(1)	1,720,770	1,748,975
Asset-backed securities(1)	1,138,696	1,159,633

Total bonds	8,789,558	9,213,540
Redeemable preferred stock	107,952	107,639

TOTAL BONDS AND PREFERRED STOCK	$8,897,510	$9,321,179

(1) Includes U.S. Treasury/Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings, securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $107,075, primarily in asset-backed securities. The mortgage and other asset-backed securities portfolios are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 6.08 years.

Investments on deposit with regulatory authorities as required by law were $3,848 and $3,859 at December 31, 2016 and 2015, respectively. Investments pledged as collateral for derivative contracts were $2,194 and $17,752 at December 31, 2016 and 2015, respectively. These investments are not available for use by the Company. The Company also has pledged collateral in the form of cash for certain derivative transactions. Refer to Note 6 for additional disclosures on derivatives and related collateral.

Page 16	The Penn Mutual Life Insurance Company

(In Thousands)

At December 31, 2016, the largest industry concentration of the Company’s portfolio was investments in the electric utilities sector of $642,407, representing 7% of the total debt securities portfolio.

CREDIT LOSS ROLLFORWARD  The following represents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was not recognized in earnings:

As of December 31,	2016	2015

Balance, beginning of period	$30,731	$30,731
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(585)	—
Credit loss impairments previously recognized on securities impaired to fair value during the period	—	—
Credit loss impairment recognized in the current period on securities not previously impaired	—	—
Additional credit loss impairments recognized in the current period on securities previously impaired	—	—

Balance, end of period	$30,146	$30,731

UNREALIZED LOSSES ON INVESTMENTS  Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2016 are temporary in nature.

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31:

	Less than 12 months		Greater than 12 months		Total
2016	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss

U.S. Treasury, U.S. Agency and other governmental securities	$33,551	$2,728	$33,250	$4,304	$66,801	$7,032
States and political subdivisions	253,077	7,917	15,482	1,565	268,559	9,482
Corporate securities	990,775	33,595	221,981	17,318	1,212,756	50,913
Residential mortgage-backed securities	157,939	3,151	17,457	176	175,396	3,327
Commercial mortgage-backed securities	419,994	7,644	250,223	10,678	670,217	18,322
Asset-backed securities	316,949	6,931	122,060	3,908	439,009	10,839

Total bonds	2,172,285	61,966	660,453	37,949	2,832,738	99,915
Redeemable preferred stock	62,882	3,433	1,152	23	64,034	3,456

Total bonds and redeemable preferred stock	$2,235,167	$65,399	$661,605	$37,972	$2,896,772	$103,371

2016 Statutory Financial Statements	Page 17

(In Thousands)

	Less than 12 months		Greater than 12 months		Total
2015	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss

U.S. Treasury, U.S. Agency and other governmental securities	$149,978	$7,585	$5	$—	$149,983	$7,585
States and political subdivisions	201,214	6,743	12,789	746	214,003	7,489
Corporate securities	1,446,874	109,186	81,069	23,482	1,527,943	132,668
Residential mortgage-backed securities	70,638	1,002	—	—	70,638	1,002
Commercial mortgage-backed securities	484,300	18,287	28,687	2,233	512,987	20,520
Asset-backed securities	559,261	18,250	68,775	6,955	628,036	25,205

Total bonds	2,912,265	161,053	191,325	33,416	3,103,590	194,469
Redeemable preferred stock	4,072	32	1,180	21	5,252	53

Total bonds and redeemable preferred stock	$2,916,337	$161,085	$192,505	$33,437	$3,108,842	$194,522

Included in the December 31, 2016 amounts above is the interest portion of other-than-temporary impairments on securities of $21.

Unrealized losses on debt securities that were in an unrealized loss position less than twelve months at December 31, 2016, totaled 63% of the Company’s total fixed maturities unrealized loss, and unrealized losses on securities in an unrealized loss position greater than twelve months totaled 37% of the Company’s total fixed maturities unrealized loss. Of the total amount of debt securities unrealized losses, $96,114 or 93% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating in accordance with the NAIC methodology of 1 or 2. Unrealized losses on fixed maturity securities with a rating below investment grade represent $7,257 or 7% of the Company’s total fixed maturities unrealized losses.

The decrease in the gross unrealized loss position is primarily related to credit spreads tightening across all major asset classes, partially offset by the increasing interest rate environment; the 10yr and 30yr treasury rates rose 18 basis points and 5 basis points, respectively.

U.S. Treasury, U.S. Agency and Other Governmental Securities  Unrealized losses on the Company’s investments in U.S. Treasury, U.S. Agency and other governmental obligations were $7,032 or 7% of the Company’s unrealized losses for debt securities. These were spread over 13 securities primarily related to the increasing interest rate environment.

States and Political Subdivisions  Unrealized losses on the Company’s investments in states and political subdivisions were $9,482 or 9% of the Company’s unrealized losses for debt securities. These were spread over 71 securities and the increase in the gross unrealized loss position is attributable to an increase in treasury rates.

Corporate Securities  Unrealized losses on corporate securities were $50,913 or 49% of the total unrealized losses for debt securities. The amount of unrealized losses on the Company’s investment in corporate securities is spread over 295 individual securities with varying interest rates and maturities. There was 1 corporate security with a fair value below 80% of the security’s amortized cost. The decrease in the gross unrealized loss position is primarily attributable to the tightening of credit spreads among investment grade and high yield.

Residential and Commercial Mortgage-Backed Securities  Unrealized losses on mortgage-backed securities were $21,649 or 21% of the total unrealized losses for debt securities. The gross unrealized loss position was relatively unchanged. These losses were spread across 152 fixed and variable rate securities, 100% of which are investment grade. There was 1 mortgage-backed security that was priced below 80% of the security’s amortized cost.

Page 18	The Penn Mutual Life Insurance Company

(In Thousands)

Management believes the collateral is sufficient to recover amortized cost. The Company measures its mortgage-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. When the fair value of the security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other than temporarily impaired. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows.

Asset-Backed Securities  Unrealized losses on asset-backed securities were $10,839 or 11% of the total unrealized losses for debt securities. The decrease in the gross unrealized loss position is primarily related to tightening spreads for select issues. These losses are spread across 90 securities. Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. When the fair value of a security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other-than-temporarily impaired. The Company also evaluates these securities for other-than-temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. There were no asset-backed securities that were priced below 80% of the security’s amortized cost.

Redeemable Preferred Stock  Unrealized capital losses on redeemable preferred stock were $3,456 or 3% of the total unrealized capital losses for debt securities. The amount of unrealized capital losses on the Company’s investment in redeemable preferred stock is spread over 28 individual securities. There were no redeemable preferred stocks that were priced below 80% of the security’s amortized cost.

COMMON STOCK — UNAFFILIATED  The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock.

		Gross Unrealized Capital
	Admitted Value	Gains	Losses	Estimated Fair Value

December 31, 2016:
Unaffiliated common stock	$95,609	$467	$12,417	$83,659

December 31, 2015:
Unaffiliated common stock	$119,372	$—	$23,365	$96,007

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses that are deemed to be only temporarily impaired and length of time that individual securities have been in an unrealized capital loss position, at:

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2016	$8,097	$661	$50,652	$11,756	$58,749	$12,417
December 31, 2015	$25,317	$6,834	$50,207	$16,531	$75,524	$23,365

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 13 individual securities. There were 4 unaffiliated common stock securities that were priced below 80% of the security’s cost. Management has determined that the unrealized losses on the Company’s investments in unaffiliated common stock at December 31, 2016 are temporary in nature. For further discussion on how the Company evaluates the impairment, see Note 2.

2016 Statutory Financial Statements	Page 19

(In Thousands)

Federal Home Loan Bank  The Company’s investment in the FHLB-PGH Class B Membership Capital Stock as of December 31, 2016 and 2015 was $1,578 and $1,513, respectively. The Company also invested $12,000 and $18,000 in FHLB-PGH Activity Stock as of December 31, 2016 and 2015. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

As of December 31, 2016 and 2015, the Company’s borrowing capacity with the FHLB-PGH was $792,580 and $685,916, respectively.

The following represents the amount of collateral pledged to the FHLB-PGH, and the maximum amount of collateral pledged is as follows:

	December 31, 2016	Maximum during 2016	December 31 2015	Maximum during 2015

Carrying value	$344,103	$650,743	$496,789	$498,253
Fair value	$363,639	$720,196	$531,031	$544,091

The amount of interest paid to FHLB-PGH on borrowings classified as funding agreements for the years ended December 31, 2016 and 2015 was $3,839 and $1,304, respectively.

OTHER THAN TEMPORARY IMPAIRMENTS  For the year ended December 31, 2016, the Company recognized other than temporary impairments on loan-backed securities due to the Company’s:

December 31, 2016	Amortized Cost Prior to OTTI	OTTI
		Interest	Non-Interest	Fair Value

Intent to sell	$—	$—	$—	$—
Lack of intent to hold to recovery	—	—	—	—
Expected PV of cash flows less than cost	13,046	—	6,645	6,401

Total other than temporary impairments	$13,046	$—	$6,645	$6,401

There were no other than temporary impairments recognized on loan-backed securities for the year ended December 31, 2015.

In addition, during the years ended December 31, 2016 and 2015, the Company recognized realized losses of $1,191 and $2,358, respectively, related to the impairment of non-loan-backed debt securities.

REAL ESTATE  Investments in real estate consist of the Company’s home office property. As of December 31, 2016 and 2015, accumulated depreciation on real estate amounted to $21,127 and $19,840, respectively.

Page 20	The Penn Mutual Life Insurance Company

(In Thousands)

ALTERNATIVE ASSETS  The following table presents the Company’s Alternative assets portfolio as of December 31:

2016	Carrying Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period

Venture capital	$192,444	$138,265
MBO	72,259	107,545
Distressed	48,390	64,431
Real asset	63,286	42,725
Mezzanine	18,729	19,422
Infrastructure*	17,730	123	Semi-annually	30 Days
Hedge funds	32,340	—	Monthly	5-90 Days
Secondaries	9,076	20,520
Fund of funds	13,409	8,729
Senior mezzanine	8,758	9,218
Direct lending	6,837	1,802

Total Alternative Assets	$483,258	$412,780

*	Redemption option only applies to one infrastructure fund (Value = $7,045; Unfunded Commitment = $0)

2015	Carrying Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period

Venture capital	$170,284	$132,893
MBO	54,482	74,197
Distressed	48,041	25,494
Real asset	56,586	59,790
Mezzanine	19,412	15,013
Infrastructure*	18,684	153	Semi-annually	30 days
Hedge funds	40,798	—	Monthly	5-90 days
Secondaries	7,179	12,158
Fund of funds	15,156	4,495
Senior mezzanine	10,381	8,646
Direct lending	9,234	2,179

Total Alternative Assets	$450,237	$335,018

*	Redemption option only applies to one infrastructure fund (Value = $7,538; Unfunded Commitment = $0)

The investment values are provided per the partnerships’ capital statements. The Company has reviewed events that have occurred since the date the values were calculated and has determined that no adjustments to the calculated values are necessary. With the exception of four open-ended investments within the portfolio, the Company’s interest cannot be redeemed. Instead, distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years.

As of December 31, 2016, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $6,393 and $5,340 for the years ended December 31, 2016 and 2015, respectively, associated with other-than-temporary impairments of certain partnership investments.

The Company recognized realized gains of $258 and $283 for the years ended December 31, 2016 and 2015, respectively, associated with liquidations of the company’s interest in partnerships.

2016 Statutory Financial Statements	Page 21

(In Thousands)

OTHER INVESTED ASSETS  The components of other invested assets as of December 31, 2016 and 2015 were as follows:

December 31,	2016	2015

LIHTC	$58,552	$66,582
Receivable for securities	4,022	—
Other invested assets-affiliated	443,560	353,121
Other invested assets-unaffiliated	1,381	1,855

Total other invested assets	$507,515	$421,558

Other invested assets-affiliated represents the Company’s investment in its subsidiary ISP, notes receivable held by the Company from JMS, a subsidiary of ISP, and the Company’s investment in GUBF. Refer to Note 11 for additional discussion on Other invested assets-affiliated.

Low Income Housing Tax Credits  The Company has no LIHTC properties under regulatory review at December 31, 2016 and 2015. There were no write downs due to forfeiture of eligibility and there were no impairments during the years ended December 31, 2016 or 2015.

Commitments of $20,362 and $21,777 have been recorded in other liabilities as of December 31, 2016 and 2015, respectively. The Company has unexpired tax credits with remaining lives ranging between 7 - 12 years and required holding periods for its LIHTC investments between 10 - 15 years.

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS/ (LOSSES)  The following table summarizes the major categories of net investment income for the years ended:

December 31,	2016	2015

Income:
Bonds and preferred stock	$452,442	$436,133
Common stocks — affiliated	5,300	46,600
Unaffiliated	9,575	9,930
Real estate	3,036	2,760
Policy loans	15,981	14,810
Alternative assets	47,659	43,641
Other invested assets	32,903	18,279
Other	1,845	768
Derivatives	3,839	9,198
IMR amortization	(4,091)	(1,728)

Total investment income	568,489	580,391

Expenses:
Surplus note interest	28,744	28,731
Depreciation of real estate	1,287	1,240
Other investment expenses	17,992	18,576

Total investment expenses	48,023	48,547

NET INVESTMENT INCOME	$520,466	$531,844

Page 22	The Penn Mutual Life Insurance Company

(In Thousands)

During 2016 and 2015, proceeds from sales of bonds, preferred stock, and common stocks, and related gross realized gains and losses on those sales were as follows for the years ended December 31:

	2016			2015

	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses
Bonds	$426,152	$55,749	$8,764	$547,690	$34,816	$11,693
Preferred stock	4,950	—	71	10,288	—	249
Common stock	51,825	1,556	6,343	66,265	546	—

There was no nonadmitted accrued investment income at December 31, 2016 and 2015.

Realized capital gains are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended:

December 31,	2016	2015

Realized capital gains	$64,004	$47,082
Less:
Amount transferred to IMR (net of related taxes of $(25,943) in 2016 and $(26,710) in 2015)	11,078	9,641
Income tax effect on realized capital gains	26,983	26,710

NET REALIZED CAPITAL GAINS	$25,943	$10,731

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

The Company did not sell any securities with the NAIC’s designation 3 or below during the years ended December 31, 2016 and 2015 that were reacquired within 30 days of the sale date.

STRUCTURED NOTES  The following table represents structured notes held by the Company as of December 31:

2016
CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage Referenced Security (Y/N)

3136F9RQ8	$1,294	$1,582	$1,451	N
912810FD5	182	237	181	N
912828C99	51,317	52,223	51,785	N

2015
CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage Referenced Security (Y/N)

3136F9RQ8	$1,294	$1,564	$1,423	N
912810FD5	182	236	135	N
912828C99	51,317	50,454	51,115	N
912828WU0	19,575	19,026	19,610	N

2016 Statutory Financial Statements	Page 23

(In Thousands)

Note 4.  RESERVES AND FUNDS FOR PAYMENT OF ANNUITY BENEFITS

The Company’s separate accounts are non-guaranteed. The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit type contracts are illustrated below as of December 31:

2016	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	324,973	—	324,973	4%
At fair value	—	6,145,775	6,145,775	64%

Subtotal	324,973	6,145,775	6,470,748	68%

At book value — without adjustment	1,628,409	—	1,628,409	17%
Not subject to discretionary withdrawal	1,319,846	141,936	1,461,782	15%

Total annuity reserves and deposit liabilities gross	3,273,228	6,287,711	9,560,939	100%

Less: reinsurance ceded	(4,296)	—	(4,296)

TOTAL ANNUITY RESERVES AND DEPOSIT LIABILITIES, NET	$3,268,932	$6,287,711	$9,556,643

2015	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	462,848	—	462,848	5%
At fair value	—	5,861,942	5,861,942	62%

Subtotal	462,848	5,861,942	6,324,790	66%

At book value — without adjustment	1,454,495	—	1,454,495	15%
Not subject to discretionary withdrawal	1,419,965	316,908	1,736,873	18%

Total annuity reserves and deposit liabilities gross	3,337,308	6,178,850	9,516,158	100%

Less: reinsurance ceded	(4,132)	—	(4,132)

TOTAL ANNUITY RESERVES AND DEPOSIT LIABILITIES, NET	$3,333,176	$6,178,850	$9,512,026

The following summarizes total annuity actuarial reserves and liabilities for deposit-type contracts at December 31:

	2016	2015

Statutory Statements of Admitted Assets, Liabilities and Surplus:
Policyholders’ reserves — group annuities	$243,571	$261,356
Policyholders’ reserves — individual annuities	2,207,355	2,100,475
Liabilities for deposit-type contracts	796,696	947,337
VACARVM reserves	21,310	24,008

Subtotal	3,268,932	3,333,176

Separate Account Annual Statement:
Annuities	6,287,681	6,178,717
Supplementary contracts with life contingencies	13	118
Other annuity contract-deposit-funds	17	15

Subtotal	6,287,711	6,178,850

TOTAL RESERVES	$9,556,643	$9,512,026

Page 24	The Penn Mutual Life Insurance Company

(In Thousands)

As of December 31, 2016 and 2015, the Company has recorded reserves of $300,363 and $450,299, respectively, related to outstanding borrowings from the FHLB-PGH classified as funding agreements.

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM  provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments.” This guarantee is a standard death benefit on all individual variable annuity products.

STEP-UP  provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

RISING FLOOR  provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2016	2015

Account value	$6,383,890	$6,131,714
Net amount at risk	59,621	127,648

The Company has variable annuity contracts that have GMAB and GMAB/GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation or death benefit protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2016:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,706	$192,907	$184,605
GMWB w/inflation	12,922	2,121,709	2,072,861
GMAB/GMWB	16,360	2,810,253	2,736,035
GMWB w/ DB	1,032	163,474	156,076

Total	32,020	$5,288,343	$5,149,577

The following table summarizes the account values for the different benefit types as of December 31, 2015:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,641	$179,155	$170,432
GMWB w/inflation	12,630	1,991,421	1,935,732
GMAB/GMWB	16,104	2,647,553	2,564,041
GMWB w/ DB	934	140,841	133,117

Total	31,309	$4,958,970	$4,803,322

2016 Statutory Financial Statements	Page 25

(In Thousands)

Reserves for living and death benefits are based on the methodology specified in Actuarial Guideline XLIII (VACARVM), which specifies the final reserve as the greater of standard and stochastic scenarios floored at the basic adjusted reserve and cash value. The standard scenario is based on a single path, deterministic projection with stipulated assumptions. The stochastic scenario is based on the Conditional Tail Expectation (“CTE”) 70% of 1000 stochastically generated interest rate scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the stochastic amount. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder behavior. In addition, a method for projecting interest rates and equity returns is required. The stochastic process also requires the projection of in-force general account assets, assets from reinvested cash flows and in-force hedge assets that support the liabilities. The key assumptions needed in valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, implied volatility and swap interest rates. At December 31, 2016 and 2015, the standard scenario was the greater of the two measures and was used as the final reserve. The final reserve balance for policies that fall within the scope of Actuarial Guideline XLIII, which covers both Living and Death Benefit guarantees, is $6,254,404 and $5,985,327, as of December 31, 2016 and 2015, respectively. During 2016 and 2015, as a result of the annual assumption review, there was a release of reserves of $0 and $100, respectively.

Note 5.  SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC  The Company maintains separate accounts, which are registered with the Securities Exchange Commission (“SEC”), for its individual variable life and annuity products with assets of $7,155,006 and $6,894,442 at December 31, 2016 and 2015, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Separate Accounts Not Registered with the SEC  The Company also maintains separate accounts, which are not registered with the SEC, with assets of $147,602 and $323,396 at December 31, 2016 and 2015, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Information regarding the Separate accounts of the Company, all of which are nonguaranteed, is as follows:

Years Ended December 31,	2016	2015

Premiums considerations and deposits	$358,081	$493,263
Reserves at December 31, at market value	7,145,135	7,039,100
Subject to discretionary withdrawal at market value	7,145,135	7,039,100

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Income and Changes in Surplus:

Years Ended December 31,	2016	2015

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$358,080	$493,263
Transfers from separate accounts	(592,214)	(382,347)

Transfers as reported in the Statements of Income	$(234,134)	$110,916

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. For the current reporting year, the Company reported assets and liabilities from variable life and annuity product lines into a separate account.

Page 26	The Penn Mutual Life Insurance Company

(In Thousands)

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following product mix as of December 31:

Product Description	2016	2015

Enhanced Deferred Individual Annuity	$5,901,830	$5,622,325
Single Life Variable Universal Life	605,533	601,078
Basic Deferred Individual Annuity	388,288	402,107
Joint Life Variable Universal Life	259,355	268,932
Deferred Group Annuity	147,602	323,396

Total	$7,302,608	$7,217,838

Certain separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate account paid risk charges to the general account totaling $53,865 and $49,294 for the years ended December 31, 2016 and 2015, respectively and $178,949 for the four-year period between 2013 and 2016.

For the years ended December 31, 2016 and 2015, the general account of the Company has paid $808 and $681, respectively, and $4,605 cumulatively over the last five years towards separate account guarantees.

Note 6.  DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company uses swaps, swaptions, futures, forward contracts, caps and options to hedge these risks.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over the Counter (“OTC”) derivative contracts. In addition, as a result of Dodd Frank Title VII, interest rate swaps are now centrally cleared through an exchange.

The following table presents the notional values, fair values and carrying values of derivative instruments designated and qualifying as hedging instruments. Derivative instruments with carrying values showing a gain are reported in other invested assets. Derivative instruments with carrying values showing a loss are reported in other liabilities.

2016 Statutory Financial Statements	Page 27

(In Thousands)

Derivative Instruments Designated and Qualifying as Hedging Instruments

December 31,	2016						2015
		Notional Value	Fair Value		Carrying Value			Notional Value	Fair Value		Carrying Value
	Number		Gain	(Loss)	Gain	(Loss)	Number		Gain	(Loss)	Gain	(Loss)

Cash flow hedges:
Equity options	64	$1,981,354	$89,232	$—	$59,412	$—	64	$1,579,347	$33,285	$—	$50,011	$—
Currency swaps	—	—	—	—	—	—	3	17,266	1,323	—	1,056	—
Interest rate swaps	1	50,000	—	(1,116)	—	—	1	50,000	—	(849)	—	—
Fair value hedges:
Interest rate swaps	2	45,000	—	(3,945)	—	—	2	45,000	—	(3,608)	—	—

Total designated and qualifying as hedges	67	$2,076,354	$89,232	$(5,061)	$59,412	$—	70	$1,691,613	$34,608	$(4,457)	$51,067	$—

The following table presents the notional and fair values of derivative financial instruments not designated and not qualifying as hedging instruments. Fair values showing a gain are reported in other invested assets. Fair values showing a loss are reported in other liabilities. For the derivative instruments shown below, fair values equal carrying values.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

December 31,	2016				2015
		Notional Value	Fair Value			Notional Value	Fair Value
	Number		Gain	(Loss)	Number		Gain	(Loss)

Interest rate futures	2,600	$357,451	$1,084	$(2,832)	1,100	$262,300	$—	$(1,837)
Credit default swaps	1	5,000	—	(518)	1	5,000	—	(604)
Equity futures	400	44,724	—	(105)	1,055	106,361	—	(1,192)
Interest rate swaps	24	2,593,400	4,110	(82,650)	34	3,465,600	3,973	(44,223)
Inflation swaps	2	125,000	—	(8,012)	2	125,000	—	(11,467)
Equity options	8	431,620	5,360	(1,672)	15	813,990	2,450	(3,395)
Total return swaps	15	657,628	—	(101,363)	14	569,497	2,112	(32,296)
Swaptions	4	350,000	—	(1,945)	2	170,000	—	(464)
Treasury forwards	3	115,712	—	(16,920)	1	20,000	—	(508)

Total not designated and not qualifying as hedges	3,057	$4,680,535	$10,554	$(216,017)	2,224	$5,537,748	$8,535	$(95,986)

Page 28	The Penn Mutual Life Insurance Company

(In Thousands)

The impact of derivative instruments reported on the Statements of Income for the years ended December 31, 2016 and 2015, segregated by derivatives designated and qualifying as hedging instruments and derivatives not designated and not qualifying as hedging instruments, is reported in the tables below:

Derivative Instruments Designated and Qualifying as Hedging Instruments

Years Ended December 31,	2016			2015
	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]	Benefits paid to policyholders and beneficiaries	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]	Benefits paid to policyholders and beneficiaries

Cash flow hedges:
Equity options	$—	$—	$(4,636)	$—	$—	$2,939
Interest rate swaps	641	—	—	583	—	—
Currency swaps	61	3,124	—	150	5,106	—
Fair value hedges:
Interest rate swaps	(1,056)	—	—	(1,166)	5,479	—

Total qualifying hedges	$(354)	$3,124	$(4,636)	$(433)	$10,585	$2,939

1	Net investment gains/(losses) were transferred to the IMR.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2016		2015
	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]

Interest rate futures	$—	$3,086	$—	$8,839
Credit default swaps	(253)	(2)	(254)	—
Equity futures	—	668	—	(10,430)
Foreign currency forwards	—	—	—	2,573
Interest rate swaps	(698)	67,312	10,066	17,588
Inflation swaps	(161)	—	(2,128)	—
Equity options	—	(23,817)	—	4,441
Total return swaps	5,305	(25,360)	1,947	(4,846)
Swaptions	—	1,474	—	2,126
Treasury forwards	—	9,245

Total nonqualifying hedges	$4,193	$32,606	$9,631	$20,291

1	$13,852 and $2,267 of the net investment gains/(losses) were transferred to the IMR for the years ended December 31, 2016 and 2015, respectively.

Derivative Instruments Designated and Qualifying as Hedging Instruments

The Company has entered into currency swaps that qualify for hedge accounting. These have been designated as cash flow hedges of cash flows related to foreign currency securities. These currency swaps are used to reduce market risks from changes in foreign exchange rates. The hedging instruments are held at amortized cost. For the currency swaps, the change in value related to foreign exchange fluctuations is recognized as an unrealized gain or loss, as applicable. The change in unrealized capital gains/(losses) for these currency swaps designated and qualifying as hedging instruments for the years ended December 31, 2016 and 2015 were $(1,057) and $(674) respectively.

The company has entered into an interest rate swap that qualifies for hedge accounting. The swap has been designated as a cash flow hedge of cash flows related to the variability of interest rate payments associated with holdings of 3-month LIBOR variable rate fixed income securities. The hedging instrument is held at amortized cost. The effective portion of the hedge flows through the income statement. At termination, the gain or loss on the derivative is transferred to the IMR and amortized into income over the remaining life of the derivative.

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(In Thousands)

Derivative instruments used in cash flow hedges that meet the criteria of a highly effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows is 9 years.

The Company has purchased equity options in the form of call spreads that qualify for hedge accounting. These have been designated as cash flow hedges of cash flows related to the annual return of the S&P 500 Index. These call spreads are used to hedge the increase in liability associated with indexed credits on IUL and VUL policies. As these are derivatives in a highly effective hedge, they are carried at cost in a manner consistent with the firm commitment being hedged. At termination, a realized gain amount, net of the cost basis, is recognized within benefits paid to policyholders and beneficiaries on the Statements of Operations, consistent with the change in liability associated with the account value. In the event that the hedge fails to qualify as being highly effective at any of the accounting measurement points, the hedge will be considered ineffective and the derivative will be marked to market and the associated change will be recognized as unrealized gain/(loss). At the time of exercise or expiration of the derivative, the associated realized gain or loss will flow through net investment gain/(loss) on the income statement.

The company has entered into interest rate swaps that qualify for hedge accounting. The swaps have been designated as fair value hedges of changes in the market values of specific bonds in the corporate bond portfolio due to changes in interest rates. While effective, the valuation of the derivative follows the valuation of the hedged asset. The variable rate fixed income securities are carried at amortized cost. Amortized cost for the derivative is zero. Therefore, for an effective hedge, the derivative is not recorded on the balance sheet. If the hedge is no longer effective or if the hedging arrangement is discontinued, the derivative is accounted for at fair value and the change in fair value is recorded as unrealized gains or losses. At termination, the gain/(loss) on the derivative would be realized and tax affected. The tax affected amount is allocable to the Interest Maintenance Reserve, because it is attributable to changes in interest rates and is on a derivative that was hedging a financial asset, and is amortized into income over the remaining life of the derivative.

During the year ended December 31, 2015, the Company entered into and subsequently terminated fair value hedge accounting for an interest rate swap. When the derivative instrument was closed it resulted in a realized gain of $5,479 which was transferred to the IMR and will be amortized into income over the remaining duration of the hedged asset.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company enters into interest rate caps, interest rate and equity futures, credit default swaps, forward contracts, interest rate swaps, inflation swaps and equity options that do not qualify for hedge accounting.

These instruments are carried at fair value and are classified as either other invested assets or other liabilities in the Statements of Admitted Assets, Liabilities and Surplus. The Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company may use “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities.

The Company uses interest rate swaps, interest rate futures, treasury forwards and swaptions to reduce market risks from changes in interest rates; the Company uses inflation swaps as an economic hedge to reduce inflation risk associated with inflation-indexed liabilities.

Total return swaps, equity options and equity futures are used to hedge the company’s liability risk exposure to declines in the equity markets.

The Company offers IUL products which have embedded options with guaranteed returns. The Company uses equity options in the form of call spread options for protection from rising equity levels and rising volatility.

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(In Thousands)

The change in unrealized capital gains/(losses) for derivative instruments not designated and not qualifying as hedging instruments are as follows for the years ended December 31:

	2016	2015

Interest rate futures	$90	$(960)
Credit default swaps	86	(13)
Equity futures	1,087	4,513
Foreign currency forward	—	(1,489)
Interest rate swaps	(37,969)	(16,725)
Inflation swaps	3,455	(927)
Equity options	21,493	(13,479)
Total return swaps	(71,179)	(7,348)
Swaptions	58	(208)
Treasury forwards	(16,414)	(508)

Total	$(99,293)	$(37,144)

The Company offers a variety of variable annuity contracts with GMAB or GMWB (described further in Note 4). The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the Company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into various derivative instruments. The changes in value of the futures will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

CREDIT RISK

The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the counterparty’s credit rating. As of December 31, 2016 and 2015, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, the agreements with the counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2016 and 2015, the Company pledged collateral of $155,897 and $128,318, respectively, in the form of securities and cash. The cash received from held collateral is invested in an interest bearing money market fund and is reflected as a short term investment.

As of December 31, 2016 and 2015, the Company pledged collateral for futures contracts of $6,984 and $10,134, respectively, in the form of cash. Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

Note 7.  FAIR VALUE OF FINANCIAL INSTRUMENTS AND OFF-BALANCE-SHEET RISK

FAIR VALUE MEASUREMENT  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. The Company has categorized its assets and liabilities

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(In Thousands)

into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis, that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored on quarterly basis by financial and investment professionals who utilize additional subject matter experts as applicable. The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

BONDS  The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services or internally developed pricing.

In order to validate reasonability of valuations received from independent pricing services, prices are reviewed by internal investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. In circumstances where prices from independent pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with an internally developed valuation that utilizes market information and activity. As of December 31, 2016 and 2015, there were no debt securities carried at fair value that were valued in this manner.

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In circumstances where market data such as quoted market prices or vendor pricing is not available, estimated fair value is calculated internally using internal estimates based on significant observable inputs are used to determine fair value. Inputs considered in developing internal pricing vary by type of security; however generally include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Internally priced securities using significant observable inputs are classified within Level 2 of the fair value hierarchy which generally include the Company’s investments in privately-placed corporate securities and investments in certain ABS that are priced using observable market data. Inputs considered for these securities generally include: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated internally by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

The Company’s Level 3 debt securities generally include certain ABS priced using one or multiple broker quotes, asset backed trust preferred debt, auction rate securities, and certain public and private debt securities priced internally based on observable and unobservable inputs.

Significant inputs used in valuing the Company’s Level 3 debt securities include: issue specific credit adjustments, illiquidity premiums, estimation of future collateral performance cash flows, default rate assumptions, acquisition cost, market activity for securities considered comparable and non-binding quotes from certain market participants. Certain of these inputs are considered unobservable, as not all market participants will have access to this data.

The methodologies followed for valuing the Company’s significant Level 3 debt securities include:

•

Asset backed securities — These assets are valued based upon broker quotes which are updated regularly. The quoted valuation is based upon a discounted cash flow model and the assumptions underlying the model include swap curve rates, prepayment and default assumptions and an illiquidity premium. On a periodic basis, management reviews the underlying assumptions with the quoting broker and reviews the final quotes for reasonableness.

•

Asset backed trust preferred securities — The process used to value these assets consists of determining the current market price and credit spread of the underlying floating rate security that will be received at maturity of the trust. That value is then discounted based upon a rate consisting of the applicable swap yield to maturity, the discount margin and an illiquidity premium established by management.

EQUITY SECURITIES  Equity securities consist principally of investments in common and preferred stock of publicly traded companies, exchange traded funds, closed-end funds, and FHLB-PGH capital stock.

Common Stock  The fair values of most publicly traded common stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. Fair value for the FHLB capital stock approximates par value and is classified within Level 3 of the Company’s fair value hierarchy.

Preferred Stock  The fair values of publicly traded preferred stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of non-exchange traded preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with recent market trades we have directly observed. Accordingly, these securities are classified within Level 2 in the Company’s fair value hierarchy. Preferred stock that is internally priced utilizes less observable inputs. The specific natures of the inputs are evaluated on a security by security basis by our investment professionals; however, securities of this type are generally classified within Level 3 of the fair value hierarchy.

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(In Thousands)

CASH AND SHORT-TERM INVESTMENTS  Short-term investments carried at Level 1 consist of money market funds and investments purchased with maturities of greater than three months and less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS  The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

The Company’s exchange traded futures include index futures that are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

Derivative positions traded in the OTC derivative market where fair value is determined based upon values received form counterparties are classified within Level 2. These investments include: interest rate swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward contracts, and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors and/or recent trading activity. In order to validate reasonability of prices received by counterparties, prices are reviewed by our investment professionals through comparison with directly observed recent market trades, comparison with internal valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to our observations of those inputs in the market. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

Refer to Note 6 for additional disclosures regarding derivatives.

SEPARATE ACCOUNT ASSETS  Separate account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification within Level 1 of the Company’s fair value hierarchy.

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(In Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2016	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$1,494	$—	$1,494
Commercial MBS	—	—	—	—
Asset-backed securities	—	—	1,514	1,514

Total Bonds	—	1,494	1,514	3,008
Redeemable Preferred Stock	—	—	7,544	7,544
Common stock — unaffiliated	70,070	—	13,589	83,659
Derivatives
Futures	1,084	—	—	1,084
Interest rate swaps	—	4,110	—	4,110
Equity options	—	5,360	—	5,360

Total derivatives	1,084	9,470	—	10,554

Total investments	71,154	10,964	22,647	104,765
Separate account assets(1)	7,302,608	—	—	7,302,608

Total assets	$7,373,762	$10,964	$22,647	$7,407,373

Liabilities:
Derivatives
Interest rate swaps	$—	$(82,650)	$—	$(82,650)
Credit default swaps	—	(518)	—	(518)
Futures	(2,937)	—	—	(2,937)
Equity options	—	(1,672)	—	(1,672)
Inflation swaps	—	(8,012)	—	(8,012)
Swaptions	—	(1,945)	—	(1,945)
Total return swaps	—	(101,363)	—	(101,363)
Treasury forwards	—	(16,920)	—	(16,920)

Total Liabilities	$(2,937)	$(213,080)	$—	$(216,017)

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Surplus.

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(In Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2015	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$4,759	$—	$4,759
Commercial MBS	—	—	8,000	8,000
Asset-backed securities	—	—	1,579	1,579

Total Bonds	—	4,759	9,579	14,338
Redeemable preferred stock	—	—	—	—
Common stock — unaffiliated	75,523	—	20,484	96,007
Derivatives
Interest rate swaps	—	3,973	—	3,973
Equity options	—	2,450	—	2,450
Total Return Swaps	—	2,112	—	2,112

Total derivatives	—	8,535	—	8,535

Total investments	75,523	13,294	30,063	118,880
Separate account assets(1)	7,217,838	—	—	7,217,838

Total assets	$7,293,361	$13,294	$30,063	$7,336,718

Liabilities:
Derivatives
Interest rate swaps	$—	$(44,222)	$—	$(44,222)
Credit default swaps	—	(604)	—	(604)
Futures	(3,030)	—	—	(3,030)
Equity options	—	(3,395)	—	(3,395)
Inflation swaps	—	(11,467)	—	(11,467)
Swaptions	—	(464)	—	(464)
Total return swaps	—	(32,296)	—	(32,296)
Treasury forwards	—	(508)	—	(508)

Total liabilities	$(3,030)	$(92,956)	$—	$(95,986)

SIGNIFICANT TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2  There were no significant transfers between Level 1 and Level 2.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS  When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

There was 1 asset that was transferred out of Level 3 due to impairment of that asset to market value and there were no assets transferred in to Level 3 for the period ending December 31, 2016. There was one asset that had an NAIC designation downgrade in 2015, requiring that it be carried at the lower of amortized cost or fair value. This has been classified as Level 3.

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(In Thousands)

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2016 and 2015 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	Commercial MBS	Asset- Backed Securities	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2016	$8,000	$1,579	$—	$20,484	$30,063
Transfers in	—	—	—	—	—
Transfers out	(4,194)	—	—	—	(4,194)
Total gains or losses (realized/unrealized) included in:
Income/(loss)	(5,359)	15	(56)	—	(5,400)
Surplus	1,932	(8)	—	—	1,924
Amortization/Accretion	68	—	—	—	68
Purchases/(Sales):
Purchases	—	—	7,600	65	7,665
(Sales)	(447)	(72)	—	(6,960)	(7,479)

Balance December 31, 2016	$—	$1,514	$7,544	$13,589	$22,647

	Commercial MBS	Asset- Backed Securities	Common Stock	Total Assets

Balance January 1, 2015	$—	$1,640	$2,592	$4,232
Transfers in	8,000	—	—	8,000
Transfers out	—	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	—	17	—	17
Surplus	—	5	—	5
Amortization/Accretion	—	—	—	—
Purchases/(Sales):
Purchases	—	—	18,000	18,000
(Sales)	—	(83)	(108)	(191)

Balance December 31, 2015	$8,000	$1,579	$20,484	$30,063

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2016:

	Fair Value	Valuation Technique	Significant Unobservable Inputs	Rate/Range or/ weighted avg.

Assets:
Investments
Bonds
Asset-backed securities	$1,514	Broker quote(1)	Not Available	N/A

Redeemable preferred stock	7,544	Matrix(2)	Liquidity and Structure spreads	125-225 bps

Common stock
Unaffiliated	11
FHLB Membership Stock	13,578	Cost(3)	Not available	N/A

Total investments	$22,647

(1)	Broker quoted fair values on these asset backed securities represent indicative, non-binding quotes developed by a single market maker. The significant inputs are not developed by the Company and are not reasonably available.

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(In Thousands)

(2)	The Company utilizes comparable transactions in the market, as well as other information available in Bloomberg and applies various spreads.
(3)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

The following tables summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2016	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$9,053,505	$8,629,523	$83,838	$8,814,309	$155,358
Redeemable preferred stock	107,639	107,952	60,621	37,537	9,481
Common stock-unaffiliated	83,659	83,659	70,070	—	13,589
Cash and short-term investments	213,173	213,173	213,173	—	—
Derivatives	99,785	69,966	1,084	98,701	—
Separate Account assets	7,302,608	7,302,608	7,302,608	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,474,216	$2,458,512	$—	$—	$2,474,216
Derivatives	221,078	216,017	2,937	218,141	—
Separate Account liabilities	7,302,608	7,302,608	7,302,608	—	—

2015	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$8,426,266	$8,134,957	$73,900	$7,589,325	$763,041
Redeemable preferred stock	76,998	72,595	44,056	30,980	1,962
Common stock-unaffiliated	96,007	96,007	75,523	—	20,484
Cash and short-term investments	245,071	245,071	245,071	—	—
Derivatives	43,143	59,602	—	43,143	—
Separate Account assets	7,217,838	7,217,838	7,217,838	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,394,501	$2,352,887	$—	$—	$2,394,501
Derivatives	95,986	95,986	92,956	3,030	—
Separate Account liabilities	7,217,838	7,217,838	7,217,838	—	—

During 2016, securities with a fair value totaling $616,717 were transferred from Level 3 to Level 2 due to a change in pricing methodology from broker quote to internal estimates using significant observable inputs and being priced by independent services using observable inputs.

Note 8.  BENEFIT PLANS

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

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PENSION PLANS  The Company has both funded (“qualified pension plan”) and unfunded (“nonqualified pension plans”) non-contributory defined benefit pension plans covering all eligible employees (collectively, the “pension plans”). The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act (“ERISA”) of 1974. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

The Company approved the freezing of benefits under its qualified pension plan and nonqualified Tax Equity and Fiscal Responsibility Act (“TEFRA”) pension plans effective December 31, 2005; therefore, no further benefits are accrued for participants.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS  The Company provides certain life insurance and health care benefits (“other postretirement healthcare plans”) for its retired employees and advisers, and their beneficiaries and covered dependents.

OTHER PLANS  The Company has non-qualified deferred compensation plans that permit eligible key employees, advisers, and trustees to defer portions of their compensation to these plans. Certain Company contributions in excess of allowable qualified plan limits may also be credited to these plans. Company contributions are recorded as expenses and earnings/(losses) on investments are recorded to interest credited to policyholder funds in the Statements of Income and Changes in Surplus. To hedge against volatility for the investment earnings credited, the Company has purchased corporate-owned life insurance contracts.

BENEFIT OBLIGATIONS  Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary increases. Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

The following table sets forth the plans’ change in projected benefit obligation of the defined benefit pension and other postretirement plans as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2016	2015	2016	2015

Change in projected benefit obligation
Projected benefit obligation at beginning of year	$172,191	$181,602	$22,023	$24,827
Service cost	—	—	401	416
Interest cost	7,520	7,273	790	850
Actuarial loss/(gain)	6,136	(7,600)	(2,756)	(2,580)
Benefits paid	(9,335)	(9,084)	(1,306)	(1,490)
Change in plan provisions	—	—	—	—

Projected benefit obligation at end of year	$176,512	$172,191	$19,152	$22,023

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2016	2015	2016	2015

Discount rate	4.20%	4.50%	4.00%	4.20%
Rate of compensation increase	N/A	N/A	N/A	N/A

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities

2016 Statutory Financial Statements	Page 39

(In Thousands)

corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

The assumed health care cost trend rates used in determining the benefit obligation for the other postretirement healthcare plans were as follows as of December 31:

	2016		2015
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.90%	8.10%	7.25%	7.75%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	4.50%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2025	2025	2025	2025

PLAN ASSETS  The change in plan assets of pension plans and other postretirement healthcare plans represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31:

	Pension Benefits		Other Benefits
	2016	2015	2016	2015

Change in plan assets:
Fair value of plans assets at beginning of year	$174,859	$179,097	$—	$—
Actual return on plan assets	10,118	2,277	—	—
Employer contribution	2,606	2,569	1,306	1,490
Benefits paid	(9,335)	(9,084)	(1,306)	(1,490)

Fair value of plan assets at end of year	$178,248	$174,859	$—	$—

The plan assets of the qualified pension plan consist primarily of investments in mutual funds through a group annuity contract with Penn Mutual. The fair value of those funds is based upon quoted prices in an active market, resulting in a classification of Level 1. During 2016, the qualified pension plan also invests in a bond fund that is managed by a subsidiary of the Company. The fair value of this fund is based upon the net asset value used as a practical expedient obtained from the investment manager, resulting in a classification of Level 2.

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2016:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$85,744	$—	$—	$85,744
Bond funds	49,020	36,315	—	85,335
Money market funds	7,169	—	—	7,169

Total	$141,933	$36,315	$—	$178,248

Page 40	The Penn Mutual Life Insurance Company

(In Thousands)

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2015:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$84,442	$—	$—	$84,442
Bond funds	66,215	—	—	66,215
Money market funds	24,202	—	—	24,202

Total	$174,859	$—	$—	$174,859

The Company’s overall investment strategy with respect to pension assets is growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objectives over the long term. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. The target allocation for 2016 and 2015 was a 40%-60%/ 40%-60% allocation between equity and bond funds. The Company will continue its policy to rebalance the portfolio on an annual basis. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis.

The Company’s qualified pension plan asset allocation and target allocations at December 31, 2016 and 2015 are as follows:

	2017 Target Allocation	Percentage of Plan Assets As of December 31,
Asset Category		2016	2015

Equity funds	50.0%	48.1%	48.3%
Bond funds	50.0%	47.9%	37.9%
Money market funds	—%	4.0%	13.8%

Total	100.0%	100.0%	100.0%

The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets, and expectations concerning future returns in the marketplace for both equity and debt securities. Lower returns on plan assets result in higher net periodic benefit cost.

AMOUNTS RECOGNIZED IN THE STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS

The funded status of the defined benefit pension plans and other postretirement healthcare plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial gains or losses and unrecognized prior service costs or credits.

2016 Statutory Financial Statements	Page 41

(In Thousands)

The following table sets forth the funded status of the plans as of December 31, 2016 and 2015 as of the measurement date:

	Pension Plans		Other Postretirement Healthcare Plans
	2016	2015	2016	2015

Benefit obligation	$(176,512)	$(172,191)	$(19,152)	$(22,023)
Fair value of plan assets	178,248	174,859	—	—

Funded Status	$1,736	$2,668	$(19,152)	$(22,023)

The funded status reconciles to amounts reported in the Statement of Admitted Assets, Liabilities and Surplus as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2016	2015	2016	2015

Prepaid pension asset (nonadmitted)	$28,795	$30,593	$—	$—
Accrued benefit cost and liability for benefits recognized (other liabilities)	(27,059)	(27,925)	(19,152)	(21,925)

	1,736	2,668	(19,152)	(21,925)
Unrecognized transition liability	—	—	—	(98)

Funded Status	$1,736	$2,668	$(19,152)	$(22,023)

The breakout of the fair value of plan assets, projected benefit obligation and accumulated benefit obligation for plans in an overfunded status, where the fair value exceeded the projected benefit obligation, and plans in an underfunded status, where the projected benefit obligation exceeded the fair value of plan assets were as follows as of December 31:

	Overfunded Pension Plans		Underfunded Pension Plans
	2016	2015	2016	2015

Projected benefit obligation	$(149,453)	$(144,266)	$(27,059)	$(27,925)
Fair value of plan assets	178,248	174,859	—	—

Funded Status	$28,795	$30,593	$(27,059)	$(27,925)

Accumulated benefit obligation	$(149,453)	$(144,266)	$(27,059)	$(27,925)

SURPLUS ITEMS NOT YET RECOGNIZED  The amounts in surplus that have not yet been recognized as part of net periodic benefit cost/(credit) were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2016	2015	2016	2015

Unrecognized prior service cost	$—	$—	$1,756	$1,755
Unrecognized actuarial (gain)/loss	39,173	31,778	(1,962)	794

Total	$39,173	$31,778	$(206)	$2,549

The following represents activity relating to amounts recognized in surplus or included in the remaining unrecognized transition liability from the adoption of SSAP No. 92, “Accounting for Postretirement Benefits Other

Page 42	The Penn Mutual Life Insurance Company

(In Thousands)

Than Pensions,” during the year ended December 31, 2016 and 2015, including reclassification adjustments for those amounts recognized as components of net periodic benefit cost/(credit), for the years ended December 31:

	Pension Benefits		Other Benefits
	2016	2015	2016	2015

Items not yet recognized as a component of net periodic benefit cost/(credit) — prior year	$31,778	$29,896	$2,549	$5,128
Net prior service cost arising during the period	—	—	—	—
Net prior service (cost)/credit recognized to net periodic benefit cost/(credit)	—	—	1	1
Net actuarial loss/(gain) arising during the period	8,014	2,426	(2,756)	(2,580)
Net actuarial (loss) recognized to net periodic benefit cost/(credit)	(619)	(544)	—	—

Items not yet recognized as a component of net periodic benefit cost — current year	$39,173	$31,778	$(206)	$2,549

Amounts in surplus expected to be recognized as components of net periodic benefit cost/(credit) in 2017 are as follows:

	Pension Plans	Other Postretirement Healthcare Plans

Amortization of net prior service credit	$—	$(1)
Amortization of actuarial net loss	975	—

NET PERIODIC BENEFIT COST/(CREDIT)  The components of net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2016	2015	2016	2015

Service cost	$—	$—	$401	$416
Interest cost	7,520	7,273	790	850
Expected return on plan assets	(11,996)	(12,302)	—	—
Amortization of prior service cost/(credit)	—	—	(1)	(1)
Amortization of actuarial losses/(gains)	619	544	—	—

Total net periodic benefit (credit)/cost	$(3,857)	$(4,485)	$1,190	$1,265

The weighted-average assumptions used to determine net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2016	2015	2016	2015

Discount rate	4.50%	4.10%	4.20%	3.80%
Expected return on plan assets	7.00%	7.00%	N/A	N/A
Rate of compensation increase	N/A	N/A	N/A	N/A

2016 Statutory Financial Statements	Page 43

(In Thousands)

The assumed health care cost trend rates used in determining net periodic benefit cost were as follows for the years ended December 31:

	2016		2015
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	7.25%	7.75%	7.45%	6.75%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2025	2025	2022	2022

Assumed health care trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point
	Increase	Decrease

Impact on total service and interest cost components	$79	$(69)
Impact of postretirement benefit obligation	1,051	(931)

ACTUAL CONTRIBUTIONS AND BENEFITS  The contributions made and the benefits paid from the plans at December 31 were as follows:

	Pension Benefits		Other Benefits
	2016	2015	2016	2015

Employer Contributions	$2,606	$2,569	$1,306	$1,490
Benefits Paid	$(9,335)	$(9,084)	$(1,306)	$(1,490)

CASH FLOWS  The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2017, the Company expects to make the minimum required contribution to the qualified pension plan, currently estimated to be $0. The Company expects to contribute to the nonqualified pension plans and other postretirement healthcare plans in amounts equal to the expected benefit costs of approximately $10,042 and $1,445, respectively.

The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations as of December 31, 2016 and 2015. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plans	Other Post Retirement Healthcare Plans

2017	$10,042	$1,445
2018	10,388	1,475
2019	10,655	1,495
2020	10,823	1,470
2021	10,910	1,458
Years 2022-2026	55,198	6,969

Total	$108,016	$14,312

Page 44	The Penn Mutual Life Insurance Company

(In Thousands)

DEFINED CONTRIBUTION PLANS  The Company maintains four defined contribution pension plans for substantially all of its employees and full-time advisers. For two plans, designated contributions of up to 6% or 8% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time advisers. The last plan, which covers employees of a subsidiary, is determined on a discretionary basis by the Board of Managers of that subsidiary. For the years ended December 31, 2016, and 2015, the expense recognized for these plans was $6,807 and $4,610, respectively.

At December 31, 2016 and 2015, $0 and $142,049, respectively, of the defined contribution plans’ assets were invested in the Company’s group annuity contracts.

Note 9.  FEDERAL INCOME TAXES

The Company follows Statement of Statutory Accounting Principles No. 101 — Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2016 and 2015.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company has not recorded a valuation allowance as of December 31, 2016 and 2015.

The components of deferred tax asset (DTAs) and deferred tax liabilities (DTLs) recognized by the Company are as follows as of December 31:

Description	2016			2015

	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$446,195	$85,635	$531,830	$440,023	$60,478	$500,501
Statutory valuation allowance adjustment				—	—	—

Adjusted gross deferred tax assets	446,195	85,635	531,830	440,023	60,478	500,501
Adjusted gross deferred tax assets nonadmitted	(127,156)	(26,095)	(153,251)	(118,039)	—	(118,039)

Subtotal — admitted adjusted deferred tax asset	319,039	59,540	378,579	321,984	60,478	382,462
Gross deferred tax liabilities	(123,336)	(30,834)	(154,170)	(93,950)	(57,833)	(151,783)

Net admitted deferred tax asset	$195,703	$28,706	$224,409	$228,034	$2,645	$230,679

2016 Statutory Financial Statements	Page 45

(In Thousands)

Description	Changes during 2016

	Ordinary	Capital	Total
Gross deferred tax assets/(liabilities)	$6,172	$25,157	$31,329
Statutory valuation allowance adjustment

Adjusted gross deferred tax assets	6,172	25,157	31,329
Adjusted gross deferred tax asset nonadmitted	(9,117)	(26,095)	(35,212)

Subtotal — admitted adjusted deferred tax asset	(2,945)	(938)	(3,883)
Gross deferred tax (liability)/asset	(29,386)	26,999	(2,387)

Net admitted deferred tax asset	$(32,331)	$26,061	$(6,270)

Admitted DTA’s are comprised of the following admission components based on paragraph 11 of SSAP No. 101 as of December 31:

Description	2016			2015

	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below)	195,703	28,706	224,409	198,868	31,811	230,679
1. Adjusted gross DTA expected to be realized following the balance sheet date	258,612	28,708	287,320	233,811	31,811	265,622
2. Adjusted gross DTA allowed per limitation threshold			224,409			230,679
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	123,336	30,834	154,170	123,116	28,667	151,783

DTA admitted as the result of application of SSAP No.101	$319,039	$59,540	$378,579	$321,984	$60,478	$382,462

Description	Changes during 2016

	Ordinary		Capital		Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$		$		$
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below))
1. Adjusted gross DTA expected to be realized following the balance sheet date		(3,165)		(3,105)		(6,270)
2. Adjusted gross DTA allowed per limitation threshold		24,801		(3,103)		21,698
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL		220		2,167		2,387

DTA admitted as the result of application of SSAP No. 101		$(2,945)		$(938)		$(3,883)

Page 46	The Penn Mutual Life Insurance Company

(In Thousands)

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of admissible net deferred tax assets was as follows:

December 31	2016	2015

Ratio percentage used to determine recovery period and threshold limitation amount	537%	539%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$1,694,373	$1,684,071

The impact of tax planning strategies on the determination of adjusted gross DTA’s and net admitted DTA’s is as follows:

Adjusted gross DTA’s

Percentage of adjusted gross deferred tax assets attributable to the impact of tax planning strategies

December 31, 2016			December 31, 2015			Change

Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
61%	96%	66%	67%	96%	71%	(6)%	—%	(5)%

Net admitted DTA’s

Percentage for net admitted adjusted gross deferred tax assets admitted because of the impact of tax planning strategies

December 31, 2016			December 31, 2015			Change

Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
70%	100%	74%	81%	100%	83%	(11)%	—%	(9)%

The Company’s tax planning strategies do not include the use of reinsurance. There are no temporary differences for which a DTL has not been established.

Significant components of income taxes incurred

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2016	2015

Current federal income tax expense/(benefit)	$(31,661)	$(33,190)
Receivable adjustment per IRS audit	—	(2,023)

Federal income tax (benefit)/expense	(31,661)	(35,213)
Income tax effect on realized capital gains/(losses)	26,983	26,710

Federal and foreign income taxes incurred	$(4,678)	$(8,503)

2016 Statutory Financial Statements	Page 47

(In Thousands)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows as of December 31:

	2016	2015	Change

DTA resulting in book/tax difference in:
Ordinary:
Future policy benefits	$48,140	$45,412	$2,728
DAC	111,111	101,039	10,072
Dividend to policyholders	20,300	16,800	3,500
Deferred compensation	36,610	35,228	1,382
Nonadmitted assets	18,083	18,224	(141)
AMT credits	2,000	—	2,000
LIHTC credits	40,874	33,872	7,002
NOL Carryforward	72,922	95,753	(22,831)
Reinsurance transaction	6,188	7,280	(1,092)
Coinsurance transaction	10,571	10,571	—
PML Reserve Financing	60,572	60,572	—
Other-ordinary	18,824	15,272	3,552

Statutory valuation allowance adjustment — ordinary	—	—	—
Nonadmitted ordinary DTAs	(127,156)	(118,039)	(9,117)

Admitted ordinary DTAs	319,039	321,984	(2,945)

Capital:
Investments	—	4,594	(4,594)
Net unrealized capital losses	56,927	23,816	33,111
OTTI on investments	28,708	32,068	(3,360)

Gross capital DTAs	85,635	60,478	25,157
Statutory valuation allowance adjustment — capital	—	—	—
Nonadmitted capital DTAs	(26,095)	—	(26,095)

Admitted capital DTAs	59,540	60,478	(938)

Admitted DTAs	378,579	382,462	(3,883)

DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	(111,834)	(82,684)	(29,150)
Other	(11,502)	(11,266)	(236)

Ordinary DTLs	(123,336)	(93,950)	(29,386)

Capital:
Investments — capital	—	(26,547)	26,547
Alternative asset investments	(30,834)	(31,286)	452

Capital DTLs	(30,834)	(57,833)	26,999

DTLs	(154,170)	(151,783)	(2,387)

Net deferred tax asset	$224,409	$230,679	$(6,270)

Page 48	The Penn Mutual Life Insurance Company

(In Thousands)

The change in deferred income taxes, exclusive of the effect of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statements of Changes in Surplus, is comprised of the following:

	2016	2015	Change

Total deferred tax assets	$531,830	$500,501	$31,329
Total deferred tax liabilities	(154,170)	(151,783)	(2,387)

Net deferred tax asset	377,660	348,718	28,942
Statutory valuation allowance adjustment (“SVA”)		—
Net deferred tax asset/(liability) after SVA	377,660	348,718	28,942

Tax effect of net unrealized gains/(losses)			(33,111)
Tax effect of postretirement liability			(1,658)

Change in net deferred income tax			$(5,827)

Reconciliation of Federal Income Tax Rate to Actual Effective Rate

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing the differences as of December 31, 2016 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$105,761	$37,016	35.0%
Income from affiliates	(34,207)	(11,972)	(11.3)%
Separate account dividend received deduction	(31,295)	(10,953)	(10.4)%
LIHTC	—	(9,002)	(8.5)%
Executive benefits	(6,018)	(2,106)	(2.0)%
IMR tax adjustment	4,091	1,432	1.3%
Dividends received deduction	(3,629)	(1,270)	(1.2)%
Other	(5,704)	(1,996)	(1.8)%

Total	28,999	$1,149	1.1%

Federal income taxes incurred		$(4,678)	(4.5)%
Change in net deferred income tax		5,827	5.6%

Total Statutory Taxes		$1,149	1.1%

The effective tax rate is primarily driven by the following components: (1) the reversal of income from affiliates, the tax on which is recorded in their separate company financial statements, (2) the separate account dividends received deduction, and (3) low income housing tax credits.

In 2015, two Form 3115 “Application for Change in Accounting Methods” were filed with the IRS for the tax treatment of Indexed Universal Life and Variable Annuity hedging methodologies. Management believes they have made adequate provisions for these adjustments.

At December 31, 2016, the Company had $208,349 of net operating loss carryforwards available that will begin to expire in 2027. In addition, the Company had LIHTC available of $40,874 that will expire starting in 2030.

At December 31, 2016, the Company had $2,000 Alternative Minimum Tax (“AMT”) credit carryforwards with no expiration.

2016 Statutory Financial Statements	Page 49

(In Thousands)

There was no income tax expense for 2016, 2015 and 2014 that is available for recoupment in the event of future net losses.

The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

The Company’s federal income tax return is consolidated with the majority owned subsidiaries listed below. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. The tax share agreement allows for each direct Subsidiary of Parent that owns stock of another Subsidiary to be treated as the Intermediate Parent of the Intermediate Parent Group.

A listing of the companies included in the consolidated return is as follows:

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Hornor, Townsend & Kent, Inc.

HTK Insurance Agency, Inc.

Penn Mutual Asset Management, Inc.

Longevity Insurance Company, Inc.

Tax years 2013 and subsequent are still subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2016 and 2015, the Company did not recognize or accrue penalties or interest.

The Company had no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

Note 10.  REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Gross Amount	Assumed	Ceded	Net Amount

December 31, 2016:
Premium and annuity considerations	$1,880,224	$84,731	$695,947	$1,269,008
Reserves and funds for payment of insurance and annuity benefits	10,540,803	41,979	2,154,624	8,428,158

December 31, 2015:
Premium and annuity considerations	$1,803,531	$74,152	$681,398	$1,196,285
Reserves and funds for payment of insurance and annuity benefits	9,673,780	36,706	1,784,794	7,925,692

The Company has entered into an indemnity reinsurance agreement with a single non-affiliated reinsurer, whereby the Company cedes its risk associated with the Disability Income line of business. Under the agreement, 95% of the assets and liabilities were transferred to the reinsurer, and the assets were placed in a trust that names the Company as beneficiary. As of December 31, 2016 and 2015, the Company had a related reserve credit of $209,499 and $191,425, respectively, which was secured by investment grade securities with a market value of $216,829 and $206,591, respectively, held in trust.

Page 50	The Penn Mutual Life Insurance Company

(In Thousands)

The Company entered into a coinsurance agreement with an authorized, non-affiliated reinsurer, effective January 1, 2013, to coinsure an existing block of guaranteed term products issued from 2007 through 2012. The coinsurance agreement generated an after-tax gain of $30,200, which was a direct increase to surplus and will be amortized into income over the emerging earnings of the business. The Company did not recognize any amortization of this gain for the years ended December 31, 2016 and 2015. The unamortized amount of the gain from this coinsurance agreement was $30,200 as of December 31, 2016 and 2015.

INTERCOMPANY REINSURANCE  The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

		Assumed/(Ceded)
		2016		2015
	Affiliate	Premium	Reserves	Premium	Reserves

Coinsurance Funds Withheld	PIA	$(47,429)	$(1,037,921)	$(48,702)	$(942,839)
IUL Inforce	PIA	(72,135)	(238,910)	(201,237)	(182,994)
Coinsurance	PIA	(176,493)	(551,859)	(134,135)	(428,233)
IUL	PIA	77,424	38,712	67,281	33,641
YRT — Over retention	PIA	2,308	272	2,114	236

Total		$(216,325)	$(1,789,706)	$(314,679)	$(1,520,189)

Coinsurance Funds Withheld  At December 31, 2014, the Company entered into a contract to cede reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. PIA contemporaneously reinsured the policies to PIA Reinsurance Company of Delaware I (“PIAre I”), an authorized, affiliated reinsurer.

The table below highlights the support for the Company reserve credit relating to its agreement with PIA, as well as the unamortized gain from the 2014 inforce transaction as of December 31:

	2016	2015

Reserve Credit	$1,037,921	$942,840
Assets supporting reserve:
Primary Assets	707,302	646,520
Other Assets — PIAre I	330,619	296,320
Unamortized initial gain	$173,062	$173,062

IUL Inforce  Effective January 1, 2015, PML ceded to PIA an inforce block of single life index universal life policies issued by PML between 2012 and 2014. The Company ceded 100% of the risk, net of inuring reinsurance. The Company transferred $113,021 of reserves and $81,000 in securities, and received $32,021 in ceding commission. The after-tax gain of $20,814 was a direct increase to surplus and will be amortized into income over the emerging earnings of the business. The Company recognized amortization of $3,100 and $0 related to this gain for the years ended December 31, 2016 and 2015. The unamortized gain related to this agreement was $17,714 and $20,814 as of December 31, 2016 and 2015, respectively.

Coinsurance  The Company cedes certain insurance risks to PIA on a coinsurance basis.

IUL  The Company assumes the equity risk associated with PIA’s Indexed UL products on a YRT basis. The Company will no longer accept index account segments with buy dates after December 31, 2016.

YRT Over Retention  The Company assumed from PIA policies issued after October 1, 2006 and before October 1, 2014 which resulted in retention greater than $1,000 per life.

2016 Statutory Financial Statements	Page 51

(In Thousands)

Note 11.  RELATED PARTIES

The Company entered into revolving loan agreements with JMS on March 13, 2009 and January 15, 2010, to provide funding in an amount not to exceed $65,000 and $50,000, respectively. Terms of the loans specify that semi-annual interest be paid on the outstanding balances based on market rates determined at the dates of the loans. The principal balances are due to mature in January 2029 and March 2029, respectively.

The Company entered into revolving loan agreement with JMS on January 25, 2013, to provide funding in an amount not to exceed $80,000. Terms of the loan specify the interest rate will be the published 3-Month Libor +250bps as of the draw date and will subsequently reset on the first business day of every fiscal quarter. The principal balance is due to mature in January 2033.

The Company entered into revolving loan agreement with JMS on September 15, 2016, to provide funding in an amount not to exceed $100,000. The principal balance is due to mature in September 2036.

The Company recorded $11,349 and $11,070 in interest income on these notes for the years ended December 31, 2016 and 2015, respectively. At December 31, 2016 and 2015, the Company had outstanding principle receivables from JMS of $165,000 and $165,000 and interest receivables of $2,879 and $2,797, respectively, relating to these agreements.

On December 31, 2016, the Company acquired Vantis, a Connecticut domiciled direct writer of individual tax deferred annuities and ordinary and group life insurance. Vantis is licensed to write life insurance and annuity products in forty-nine states and the District of Columbia. Vantis was acquired under the statutory purchase method at a cost of $75,779, which includes goodwill of $21,401. There was no amortization of goodwill in 2016.

On January 1, 2016, the Company invested in GUBF. The Company’s investment in GUBF at December 31, 2016 of $91,510 represents a majority ownership of the fund and is therefore considered to be an affiliate.

The following table summarizes the gross, nonadmitted, and net admitted value of the Company’s investment in SCA entities, segregated by line item classification within the Statements of Income:

December 31			2016				2015

	%	Gross	Nonadmitted	Net Admitted	%	Gross	Nonadmitted	Net Admitted
Common stock, affiliated:
PIA	100%	$393,919	$—	$393,919	100%	$363,063	$—	$363,063
HTK	100%	8,681	—	8,681	100%	9,525	—	9,525
PMAM	—	—	—	—	100%	1,608	(1,608)	—
Vantis	100%	75,779	—	75,779	—	—	—	—

Subtotal		478,379	—	478,379		374,196	(1,608)	372,588

Other invested assets:
ISP	95.78%	200,325	(13,274)	187,051	95.77%	201,389	(13,268)	188,121
PMAM	100%	2,079	(2,079)	—	100%	—	—	—

Subtotal		202,404	(15,353)	187,051		201,389	(13,268)	188,121

Total		$680,783	$(15,353)	$665,430		$575,585	$(14,876)	$560,709

The Company files the non-insurance company SCAs of HTK and PMAM with the NAIC SVO. The most recent filings for each of these SCAs were Sub-2 filings in May and July 2016, respectively. The NAIC Valuation method for both of these SCAs was 2ciB3 and no resubmissions were required. The NAIC Valuation amounts for these filings, which were as of December 31, 2015, were $9,425 and $0 for HTK and PML, respectively. The Company has received a rating equivalent to an NAIC 1 for the notes receivable from JMS.

Page 52	The Penn Mutual Life Insurance Company

(In Thousands)

The Company’s unconsolidated subsidiaries had combined assets of $8,287,070 and $7,235,991 and combined liabilities of $7,618,988 and $8,118,493 as of December 31, 2016 and 2015, respectively. The admitted value of the Company’s investments in subsidiaries includes goodwill of $62,929 and $41,524 and other intangible assets of $234 and $3,204 at December 31, 2016 and 2015, respectively.

During 2016 and 2015, the Company made capital contributions to ISP in the form of cash in the amount of $250 and $16,721, respectively.

Note 12.  COMMITMENTS, CONTINGENCIES AND UNCERTAINTIES

LITIGATION  The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

In 2012, a putative class action complaint was filed against the Company in federal court alleging that the Company breached its contracts by failing to distribute surplus in excess of an alleged statutorily prescribed limit. After the complaint was filed, the Company moved to dismiss the complaint and plaintiffs opposed the Company’s motion. The court decided the motion by abstaining from adjudicating the matter until the Commonwealth of Pennsylvania Insurance Department decided certain questions of law. The action has been joined in the Insurance Department and the parties are presently conducting discovery, as management evaluates potential costs, risks and uncertainties inherent in litigation or motivations to settle this matter. The Company believes that it has substantial defenses and will vigorously defend itself.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2016, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, to be up to approximately $50,000.

GUARANTY FUNDS  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2016 and 2015 was $175 and $375, respectively. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

LEASES  The Company has entered into an agreement in 2013 to sell and subsequently leaseback certain assets. Furniture and equipment was sold for $4,005 with a leaseback arrangement of $72 for 60 months. At the end of the lease term, the Company has the option to return the equipment, purchase it at fair value or extend the lease. The Company has also entered into other leases, primarily for field offices.

As of December 31, 2016 future minimum payments under noncancellable leases are as follows:

For the year ending:

2017	$12,087
2018	10,125
2019	8,449
2020	7,150
2021	5,553
Thereafter	15,434

2016 Statutory Financial Statements	Page 53

(In Thousands)

Rent expense was $18,194 and $17,524 as of December 31, 2016 and 2015, respectively.

COMMITMENTS  In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2016, the Company had outstanding commitments totaling $418,590 relating to these investment activities. The fair value of these commitments approximates the face amount.

PIA has provided a guaranty to maintain Longevity’s authorized control level RBC ratio at a minimum of 400%, up to a maximum exposure of $250,000. PML has agreed to limit PIA’s exposure under the guaranty to $50,000, resulting in a maximum exposure to PML of $200,000. As of December 31, 2016, Penn Mutual has not recognized any loss contingencies related to this guaranty.

UNCLAIMED PROPERTY  Significant attention has been focused on life insurance companies’ processes and procedures used to identify unreported death claims and whether life insurance companies use the Social Security Master Death File (“SSMDF”) to identify deceased policy and contract holders. The Company received notification from 14 states of their intent to examine compliance with their respective abandoned and unclaimed property acts. It is possible that other jurisdictions may pursue similar examinations. These actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company’s procedures. While the Company is not currently able to estimate these additional possible costs, the Company does not believe they will have a material impact to its financial position or liquidity.

LOW INTEREST RATE ENVIRONMENT  A period of sustained low interest rates could negatively impact the Company’s profitability as the interest margin could decline. Declines in our interest margin or instances where the returns on our general account investments are not enough to support the interest rate guarantees could have a material adverse effect on our businesses or results of operations. The Company recognizes this risk and has been proactive in our investment strategies, product designs, crediting rate strategies, and overall asset-liability practices to mitigate the risk of unfavorable consequences in this type of environment.

In periods when interest rates are declining or remain at low levels, we may have to reinvest the cash we receive as interest or return of principal on our investments in lower yielding instruments reducing our interest margin. Moreover, borrowers may prepay fixed-income securities and mortgage-backed securities in our general account in order to borrow at lower market rates, which exacerbates this risk. Lowering interest crediting rates helps to mitigate the effect of margin compression on some of our products. However, because many of our contracts have guaranteed minimum interest or crediting rates, our margin could still decrease and potentially become negative.

During a period of low interest rates, policy reserves may not be sufficient to meet future obligations and may need to be strengthened, which would reduce net income in that reporting period. No additional policyholder reserves were established in 2016 or 2015 as a result of the low interest rate environment.

Note 13.  DEBT

The Company has entered into repurchase agreements with financial institutions in the normal course of investment activities; however, there were no open positions as of December 31, 2016 and 2015.

Note 14.  SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2016 and through the financial statement issuance date of February 17, 2017 and has determined that there were no significant events requiring recognition in the financial statements and no additional events requiring disclosure in the financial statements.

Page 54	The Penn Mutual Life Insurance Company

PennMutual®
Our Noble Purpose
Since 1847, Penn Mutual has been driven by our noble purpose — to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.
©2017 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com
PM8315                         05/17

STATEMENT OF ADDITIONAL INFORMATION — MAY 1, 2017

SMART FOUNDATION ADVISORY VARIABLE ANNUITY

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

Philadelphia, Pennsylvania 19172 • Telephone (800) 523-0650

INDIVIDUAL VARIABLE AND FIXED ANNUITY CONTRACT

This statement of additional information is not a prospectus. It should be read in conjunction with the current Prospectus dated May 1, 2017 for the individual variable and fixed annuity contract (the “Contract”). The Contract is funded through Penn Mutual Variable Annuity Account III (referred to as the “Separate Account” in the Prospectus and this Statement of Additional Information). To obtain the Prospectus you may write to The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”), Customer Service Group, Philadelphia, PA 19172 or visit our web site at www.pennmutual.com or you may call (800) 523-0650. Terms used in this Statement of Additional Information have the same meaning as in the Prospectus.

VARIABLE SUBACCOUNT INFORMATION	-2-
Net Investment Factor	-2-
Valuation Period	-2-
Transaction Valuation	-2-
ADMINISTRATIVE AND RECORDKEEPING SERVICES	-2-
DISTRIBUTION OF CONTRACTS	-3-
CUSTODIAN	-3-
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	-3-
LEGAL MATTERS	-3-
FINANCIAL STATEMENTS	-3-

VARIABLE SUBACCOUNT INFORMATION

Net Investment Factor

For any Subaccount, the net investment factor for a Valuation Period is determined by dividing (a) by (b) and subtracting (c):

Where (a) is:

The net asset value per share of the mutual fund held in the Subaccount, as of the end of the Valuation Period.

plus

The per share amount of any dividend or capital gain distributions by the mutual fund if the “ex-dividend” date occurs in the Valuation Period.

plus or minus

A per share charge or credit, as we may determine as of the end of the Valuation Period, for provision for taxes (if applicable).

Where (b) is:

The net asset value per share of the mutual fund held in the Subaccount as of the end of the last prior Valuation Period.

plus or minus

The per share charge or credit for provision for taxes as of the end of the last prior Valuation Period (if applicable).

Where (c) is:

The sum of the mortality and expense risk charge and the contract administration charge. On an annual basis, the sum of such charges equals 0.40% for Smart Foundation Advisory VA of the daily net asset value of the Subaccount.

Valuation Period

Valuation Period is the period from one valuation of underlying fund assets to the next. Valuation is performed each day the New York Stock Exchange is open for trading.

Transaction Valuation

Your assets in the Separate Account are held as Accumulation Units of the Subaccounts that you select. We value Accumulation Units as of the close of regular trading on the New York Stock Exchange (NYSE) (generally, 4:00 p.m. ET). When you invest in, withdraw from or transfer money to a Subaccount, you receive the Accumulation Unit value next computed after we receive and accept your purchase payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on that day. Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price.

ADMINISTRATIVE AND RECORDKEEPING SERVICES

Penn Mutual performs all data processing, recordkeeping and other related services with respect to the Contracts and the Separate Accounts.

DISTRIBUTION OF CONTRACTS

Hornor, Townsend & Kent, Inc. (“HTK”), a wholly owned subsidiary of The Penn Mutual Life Insurance Company (“Penn Mutual”), serves as principal underwriter of the Contracts. The address of HTK is 600 Dresher Road, Horsham, PA 19044. For 2016 the Company paid to HTK underwriting commissions of approximately $0.

The Contracts will be distributed by HTK through broker-dealers (all “Financial Institutions”). No compensation is paid to these Financial Institutions, other allowances and overrides may be paid. The offering of the Contract is continuous, and Penn Mutual does not anticipate discontinuing the offering of the Contract, although we reserve the right to do so.

CUSTODIAN

The Company is custodian of the assets held in the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Company as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016, and the financial statements of the Penn Mutual Variable Annuity Account III of the Company as of December 31, 2016 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is at 2001 Market Street, Suite 1800, Philadelphia, PA 19103.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP has provided advice on certain matters relating to the federal securities laws and the offering of the Contract. Their offices are located at 1111 Pennsylvania Avenue, NW, Washington, D.C. 20004.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the statutory financial statements of the Company appear on the following pages. The statutory financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts.

The Penn Mutual Life Insurance Company

Variable Annuity Account III

Audited Financial Statements

as of December 31, 2016

and for the periods presented

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Penn Mutual Life Insurance Company

and Contract Owners of Penn Mutual Variable Annuity Account III

of The Penn Mutual Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the following subaccounts: Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund , Moderately Conservative Allocation Fund, Conservative Allocation Fund, High Income Bond Fund II, Financial Services Fund, Health Care Fund, Russell 2000 1.5x Strategy Fund , Nova Fund , NASDAQ-100 Fund, Technology Fund, Inverse S&P 500 Strategy Fund, Government Long Bond 1.2x Strategy Fund, U.S. Government Money Market Fund, Utilities Fund, Equity Income Portfolio II, and International Stock Portfolio (constituting the Penn Mutual Variable Annuity Account III, hereafter referred to as the “Separate Account”) as of December 31, 2016, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agents, provide a reasonable basis for our opinion.

April 4, 2017

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

	Total	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund
Assets:
Investments at fair value	$6,289,191,995	$95,576,835	$88,378,231	$254,897,447
Dividends receivable	885	885	—	—
Receivable for securities sold	882,835	405,841	7,233	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	338,247	5,172	4,687	13,670
Payable for securities purchased	639,279	—	—	61,696

Total Net Assets	$6,289,098,189	$95,978,389	$88,380,777	$254,822,081

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA		$28,555,639	$21,420,114	$66,632,885
Diversifier II/Optimizer/Retirement Planner VA		2,861,469	1,798,303	10,145,174
Inflation Protector Variable Annuity		6,259,691	6,389,077	21,828,128
Olympia XT Advisor		—	—	—
Penn Freedom Advisor		—	—	—
Pennant Select		8,294,783	12,777,749	26,545,389
PennFreedom		19,459,160	30,290,347	57,955,449
Smart Foundation Flex		15,924,404	5,723,565	30,313,873
Smart Foundation Plus		7,553,096	4,665,797	21,569,862
Smart Foundation VA		7,070,147	5,315,825	19,831,321

Total Net Assets		$95,978,389	$88,380,777	$254,822,081

Accumulation of Unit Values:
Commander/Enhanced Credit VA		$10.91	$13.46	$18.26

Diversifier II/Optimizer/Retirement Planner VA		$22.53	$17.01	$41.30

Inflation Protector Variable Annuity		$9.01	$9.56	$10.85

Olympia XT Advisor		$—	$—	$—

Penn Freedom Advisor		$—	$—	$—

Pennant Select		$10.92	$13.58	$18.42

PennFreedom		$9.70	$11.85	$15.29

Smart Foundation Flex		$9.22	$9.59	$10.18

Smart Foundation Plus		$9.24	$9.61	$10.20

Smart Foundation VA		$9.33	$9.71	$10.30

Number of Shares		95,983,561	7,433,597	18,163,632
Cost of Investments	$4,597,749,720	$95,983,561	$86,204,789	$237,290,256

The accompanying notes are an integral part of these financial statements.

1

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	High Yield Bond Fund	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund
Assets:
Investments at fair value	$126,550,811	$3,170,809,168	$55,901,965	$186,201,174
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	1,831	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	6,740	171,910	2,948	9,842
Payable for securities purchased	25,178	385,710	—	17,111

Total Net Assets	$126,518,893	$3,170,251,548	$55,900,848	$186,174,221

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$34,710,400	$673,161,525	$12,347,496	$47,260,575
Diversifier II/Optimizer/Retirement Planner VA	9,260,555	174,179,581	7,778,210	24,025,378
Inflation Protector Variable Annuity	10,154,053	339,192,821	4,500,038	8,453,069
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	13,199,843	231,186,483	6,629,242	17,089,180
PennFreedom	23,051,683	594,728,349	9,967,269	29,724,014
Smart Foundation Flex	13,126,544	481,291,125	6,121,387	23,134,643
Smart Foundation Plus	12,092,062	348,865,665	3,866,195	19,064,841
Smart Foundation VA	10,923,753	327,645,999	4,691,011	17,422,521

Total Net Assets	$126,518,893	$3,170,251,548	$55,900,848	$186,174,221

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$25.41	$45.56	$16.30	$11.81

Diversifier II/Optimizer/Retirement Planner VA*	$90.62	$276.50	$16.51	$81.67

Inflation Protector Variable Annuity	$13.80	$18.28	$15.76	$20.63

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$25.64	$45.97	$16.37	$11.91

PennFreedom	$24.26	$32.81	$16.23	$16.76

Smart Foundation Flex	$12.84	$16.27	$14.08	$18.09

Smart Foundation Plus	$12.88	$16.31	$14.12	$18.13

Smart Foundation VA	$13.00	$16.47	$14.26	$18.32

Number of Shares	10,311,788	69,694,954	3,176,352	6,124,476
Cost of Investments	$105,159,746	$2,116,311,356	$41,432,250	$130,515,118

*	The accumulated unit value for Diversifier II Non-Qualified in the Large Growth Stock Fund is $81.00

The accompanying notes are an integral part of these financial statements.

2

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund
Assets:
Investments at fair value	$25,245,908	$52,040,391	$110,886,654	$83,571,656
Dividends receivable	—	—	—	—
Receivable for securities sold	—	4,569	—	4,985

Liabilities:
Due to The Penn Mutual Life Insurance Company	1,353	2,626	5,703	4,363
Payable for securities purchased	25,729	—	19,619	—

Total Net Assets	$25,218,826	$52,042,334	$110,861,332	$83,572,278

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$8,265,890	$10,891,518	$25,372,493	$24,104,634
Diversifier II/Optimizer/Retirement Planner VA	973,636	18,754,810	27,303,283	10,839,523
Inflation Protector Variable Annuity	1,552,430	1,455,613	3,613,309	3,303,101
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	2,473,692	6,054,254	11,195,409	9,897,453
PennFreedom	4,672,328	6,531,732	22,696,676	17,994,798
Smart Foundation Flex	3,760,882	3,420,957	6,719,796	8,151,121
Smart Foundation Plus	2,168,574	2,905,563	9,085,238	3,903,507
Smart Foundation VA	1,351,394	2,027,887	4,875,128	5,378,141

Total Net Assets	$25,218,826	$52,042,334	$110,861,332	$83,572,278

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$13.34	$14.56	$19.19	$14.54

Diversifier II/Optimizer/Retirement Planner VA	$13.64	$14.74	$80.87	$14.73

Inflation Protector Variable Annuity	$15.43	$17.72	$17.57	$17.33

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$13.44	$14.62	$19.37	$14.60

PennFreedom	$13.24	$14.50	$18.29	$14.48

Smart Foundation Flex	$14.40	$15.84	$16.21	$16.41

Smart Foundation Plus	$14.44	$15.88	$16.25	$16.45

Smart Foundation VA	$14.58	$16.04	$16.41	$16.62

Number of Shares	1,818,326	3,189,029	4,472,248	5,165,429
Cost of Investments	$19,983,072	$35,674,738	$79,524,632	$58,216,874

The accompanying notes are an integral part of these financial statements.

3

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Assets:
Investments at fair value	$258,855,449	$67,719,370	$113,339,490	$54,728,014
Dividends receivable	—	—	—	—
Receivable for securities sold	—	63,182	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	13,809	3,542	6,026	2,903
Payable for securities purchased	4,625	—	34,984	54,558

Total Net Assets	$258,837,015	$67,779,010	$113,298,480	$54,670,553

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$59,537,369	$19,035,850	$32,327,085	$16,796,029
Diversifier II/Optimizer/Retirement Planner VA	17,074,314	6,960,185	11,235,354	2,021,616
Inflation Protector Variable Annuity	20,141,865	1,809,090	5,741,167	3,016,536
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	26,921,242	7,416,132	9,945,895	6,196,084
PennFreedom	66,909,429	20,293,565	19,648,636	13,208,884
Smart Foundation Flex	29,359,011	4,602,400	11,796,691	4,712,879
Smart Foundation Plus	18,833,282	4,256,266	15,641,734	4,729,216
Smart Foundation VA	20,060,503	3,405,522	6,961,918	3,989,309

Total Net Assets	$258,837,015	$67,779,010	$113,298,480	$54,670,553

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$19.18	$11.81	$34.28	$25.78

Diversifier II/Optimizer/Retirement Planner VA	$30.32	$25.94	$44.93	$26.35

Inflation Protector Variable Annuity	$20.15	$16.37	$19.07	$21.43

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$19.36	$11.91	$34.59	$25.96

PennFreedom	$20.78	$19.00	$28.65	$25.59

Smart Foundation Flex	$17.62	$14.35	$17.49	$18.76

Smart Foundation Plus	$17.66	$14.38	$17.53	$18.81

Smart Foundation VA	$17.84	$14.52	$17.71	$19.00

Number of Shares	14,380,601	4,543,066	4,993,588	2,534,699
Cost of Investments	$179,506,287	$51,473,440	$78,225,911	$37,788,217

The accompanying notes are an integral part of these financial statements.

4

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets:
Investments at fair value	$39,808,190	$53,672,716	$50,345,378	$171,335,106
Dividends receivable	—	—	—	—
Receivable for securities sold	30,129	3,195	2,218	33,704

Liabilities:
Due to The Penn Mutual Life Insurance Company	2,190	2,932	2,619	9,027
Payable for securities purchased	—	—	—	—

Total Net Assets	$39,836,129	$53,672,979	$50,344,977	$171,359,783

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$5,330,664	$9,804,658	$15,745,131	$57,478,878
Diversifier II/Optimizer/Retirement Planner VA	733,020	1,341,708	8,554,016	15,813,728
Inflation Protector Variable Annuity	3,971,306	7,200,239	1,872,466	8,565,874
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	2,529,476	3,943,353	5,198,522	16,925,150
PennFreedom	11,441,441	13,371,922	7,462,327	34,309,952
Smart Foundation Flex	8,855,585	8,208,197	4,075,506	13,806,537
Smart Foundation Plus	3,202,488	4,904,151	4,352,571	15,396,574
Smart Foundation VA	3,772,149	4,898,751	3,084,438	9,063,090

Total Net Assets	$39,836,129	$53,672,979	$50,344,977	$171,359,783

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$18.40	$22.08	$20.42	$47.40

Diversifier II/Optimizer/Retirement Planner VA	$18.63	$22.36	$38.47	$70.00

Inflation Protector Variable Annuity	$17.88	$20.90	$15.96	$22.04

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$18.47	$22.17	$20.60	$47.83

PennFreedom	$18.32	$21.99	$12.47	$36.84

Smart Foundation Flex	$15.83	$19.22	$15.41	$18.57

Smart Foundation Plus	$15.87	$19.27	$15.45	$18.61

Smart Foundation VA	$16.03	$19.47	$15.60	$18.80

Number of Shares	1,926,418	2,173,994	1,619,936	5,183,570
Cost of Investments	$37,053,632	$41,485,476	$37,528,508	$100,616,534

The accompanying notes are an integral part of these financial statements.

5

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	Small Cap Index Fund	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund
Assets:
Investments at fair value	$57,799,982	$49,664,490	$185,694,127	$88,345,317
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	182,283	44,780

Liabilities:
Due to The Penn Mutual Life Insurance Company	3,151	2,693	9,772	4,721
Payable for securities purchased	4,505	5,564	—	—

Total Net Assets	$57,792,326	$49,656,233	$185,866,638	$88,385,376

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$9,280,686	$8,133,822	$59,642,151	$21,179,924
Diversifier II/Optimizer/Retirement Planner VA	484,925	562,043	19,479,577	3,588,191
Inflation Protector Variable Annuity	5,721,255	5,797,885	10,483,143	7,217,525
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	4,513,565	4,774,897	17,450,835	8,399,969
PennFreedom	17,327,082	15,405,520	44,512,404	30,194,475
Smart Foundation Flex	10,591,682	7,439,688	15,223,830	9,266,758
Smart Foundation Plus	3,470,130	2,176,071	11,940,395	4,029,523
Smart Foundation VA	6,403,001	5,366,307	7,134,303	4,509,011

Total Net Assets	$57,792,326	$49,656,233	$185,866,638	$88,385,376

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$17.98	$10.20	$19.17	$9.13

Diversifier II/Optimizer/Retirement Planner VA	$18.21	$10.33	$42.85	$9.24

Inflation Protector Variable Annuity	$19.82	$11.46	$12.91	$8.96

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$18.06	$10.25	$19.34	$9.17

PennFreedom	$17.91	$10.16	$24.37	$9.09

Smart Foundation Flex	$17.29	$12.25	$11.97	$9.72

Smart Foundation Plus	$17.34	$12.28	$12.00	$9.75

Smart Foundation VA	$17.51	$12.40	$12.12	$9.85

Number of Shares	2,876,828	4,348,417	8,088,617	8,648,738
Cost of Investments	$44,390,466	$48,461,705	$157,384,425	$94,662,292

The accompanying notes are an integral part of these financial statements.

6

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	Real Estate Securities Fund	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund
Assets:
Investments at fair value	$101,686,586	$59,403,801	$219,346,050	$320,326,139
Dividends receivable	—	—	—	—
Receivable for securities sold	6,785	7,324	12,813	61,995

Liabilities:
Due to The Penn Mutual Life Insurance Company	5,459	3,247	11,900	17,376
Payable for securities purchased	—	—	—	—

Total Net Assets	$101,687,912	$59,407,878	$219,346,963	$320,370,758

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$27,000,714	$11,971,062	$62,302,890	$63,345,852
Diversifier II/Optimizer/Retirement Planner VA	4,087,323	719,949	1,591,849	2,997,877
Inflation Protector Variable Annuity	9,606,814	10,947,285	29,010,467	40,825,671
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	9,252,419	4,728,413	22,766,772	42,225,065
PennFreedom	22,543,742	10,449,642	38,749,571	74,775,185
Smart Foundation Flex	11,022,171	7,861,471	32,574,648	41,896,688
Smart Foundation Plus	9,217,142	4,138,052	13,411,566	26,089,721
Smart Foundation VA	8,957,587	8,592,004	18,939,200	28,214,699

Total Net Assets	$101,687,912	$59,407,878	$219,346,963	$320,370,758

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$30.17	$14.45	$15.18	$14.00

Diversifier II/Optimizer/Retirement Planner VA	$30.84	$14.64	$15.37	$14.18

Inflation Protector Variable Annuity	$17.99	$15.68	$15.03	$13.96

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$30.39	$14.52	$15.24	$14.06

PennFreedom	$29.95	$14.39	$15.11	$13.94

Smart Foundation Flex	$16.00	$14.57	$13.98	$13.02

Smart Foundation Plus	$16.04	$14.60	$14.01	$13.05

Smart Foundation VA	$16.20	$14.75	$14.15	$13.18

Number of Shares	5,087,212	3,715,518	13,119,549	20,858,602
Cost of Investments	$77,566,668	$48,520,681	$174,098,360	$251,992,073

The accompanying notes are an integral part of these financial statements.

7

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	Moderately Conservative Allocation Fund	Conservative Allocation Fund	High Income Bond Fund II	Financial Services Fund†
Assets:
Investments at fair value	$94,050,902	$52,771,032	$73,576	$—
Dividends receivable	—	—	—	—
Receivable for securities sold	7,443	2,516	3	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	5,049	2,805	4	—
Payable for securities purchased	—	—	—	—

Total Net Assets	$94,053,296	$52,770,743	$73,575	$—

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$23,077,777	$13,815,558	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	2,117,312	305,919	—	—
Inflation Protector Variable Annuity	10,008,748	3,656,783	—	—
Olympia XT Advisor	—	—	73,575	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	12,044,088	8,873,138	—	—
PennFreedom	21,237,711	14,977,957	—	—
Smart Foundation Flex	7,862,204	3,131,460	—	—
Smart Foundation Plus	9,609,938	4,640,229	—	—
Smart Foundation VA	8,095,518	3,369,699	—	—

Total Net Assets	$94,053,296	$52,770,743	$73,575	$—

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$13.21	$12.24	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$13.38	$12.40	$—	$—

Inflation Protector Variable Annuity	$12.82	$11.49	$—	$—

Olympia XT Advisor	$—	$—	$24.22	$11.50

Penn Freedom Advisor	$—	$—	$23.53	$11.17

Pennant Select	$13.27	$12.29	$—	$—

PennFreedom	$13.16	$12.19	$—	$—

Smart Foundation Flex	$12.06	$11.00	$—	$—

Smart Foundation Plus	$12.09	$11.03	$—	$—

Smart Foundation VA	$12.22	$11.14	$—	$—

Number of Shares	6,522,770	3,959,006	10,757	—
Cost of Investments	$81,537,411	$48,944,361	$67,878	$—

†	Financial Services Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

8

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	Health Care Fund††	Russell 2000 1.5x Strategy Fund	Nova Fund†††	NASDAQ-100 Fund††††
Assets:
Investments at fair value	$—	$24,354	$—	$—
Dividends receivable	—	—	—	—
Receivable for securities sold	—	1	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	1	—	—
Payable for securities purchased	—	—	—	—

Total Net Assets	$—	$24,354	$—	$—

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	—	—	—	—
Inflation Protector Variable Annuity	—	—	—	—
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	24,354	—	—
Pennant Select	—	—	—	—
PennFreedom	—	—	—	—
Smart Foundation Flex	—	—	—	—
Smart Foundation Plus	—	—	—	—
Smart Foundation VA	—	—	—	—

Total Net Assets	$—	$24,354	$—	$—

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—	$—	$—

Inflation Protector Variable Annuity	$—	$—	$—	$—

Olympia XT Advisor	$24.31	$22.95	$20.83	$28.67

Penn Freedom Advisor	$23.61	$22.29	$20.23	$27.84

Pennant Select	$—	$—	$—	$—

PennFreedom	$—	$—	$—	$—

Smart Foundation Flex	$—	$—	$—	$—

Smart Foundation Plus	$—	$—	$—	$—

Smart Foundation VA	$—	$—	$—	$—

Number of Shares	—	380	—	—
Cost of Investments	$—	$5,505	$—	$—

††	Health Care Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
†††	Nova Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
††††	NASDAQ-100 Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

9

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	Technology Fund†††††	Inverse S&P 500 Strategy Fund††††††	Government Long Bond 1.2x Strategy Fund†††††††	U.S. Government Money Market Fund
Assets:
Investments at fair value	$—	$—	$—	$4,211
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—
Payable for securities purchased	—	—	—	—

Total Net Assets	$—	$—	$—	$4,211

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	—	—	—	—
Inflation Protector Variable Annuity	—	—	—	—
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	4,211
Pennant Select	—	—	—	—
PennFreedom	—	—	—	—
Smart Foundation Flex	—	—	—	—
Smart Foundation Plus	—	—	—	—
Smart Foundation VA	—	—	—	—

Total Net Assets	$—	$—	$—	$4,211

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—	$—	$—

Inflation Protector Variable Annuity	$—	$—	$—	$—

Olympia XT Advisor	$19.68	$2.01	$20.13	$9.13

Penn Freedom Advisor	$19.11	$1.96	$19.55	$8.86

Pennant Select	$—	$—	$—	$—

PennFreedom	$—	$—	$—	$—

Smart Foundation Flex	$—	$—	$—	$—

Smart Foundation Plus	$—	$—	$—	$—

Smart Foundation VA	$—	$—	$—	$—

Number of Shares	—	—	—	4,211
Cost of Investments	$—	$—	$—	$4,211

†††††	Technology Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
††††††	Inverse S&P 500 Strategy Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
†††††††	Government Long Bond 1.2x Strategy Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

10

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2016

(continued)

	Utilites Fund††††††††	Equity Income Portfolio II	International Stock Portfolio
Assets:
Investments at fair value	$—	$108,575	$28,900
Dividends receivable	—	—	—
Receivable for securities sold	—	4	1

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	6	1
Payable for securities purchased	—	—	—

Total Net Assets	$—	$108,573	$28,900

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	—	—	—
Inflation Protector Variable Annuity	—	—	—
Olympia XT Advisor	—	108,573	28,900
Penn Freedom Advisor	—	—	—
Pennant Select	—	—	—
PennFreedom	—	—	—
Smart Foundation Flex	—	—	—
Smart Foundation Plus	—	—	—
Smart Foundation VA	—	—	—

Total Net Assets	$—	$108,573	$28,900

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—	$—

Inflation Protector Variable Annuity	$—	$—	$—

Olympia XT Advisor	$19.59	$19.78	$16.08

Penn Freedom Advisor	$19.03	$19.47	$15.62

Pennant Select	$—	$—	$—

PennFreedom	$—	$—	$—

Smart Foundation Flex	$—	$—	$—

Smart Foundation Plus	$—	$—	$—

Smart Foundation VA	$—	$—	$—

Number of Shares	—	3,843	2,025
Cost of Investments	$—	$108,827	$30,460

††††††††	Utilities Fund held no assets at December 31, 2015 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

11

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

	Total	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
Net Investment Income (Loss):
Dividends	$11,330	$8,923	$—	$—	$—

Expense:
Mortality and expense risk charges	81,572,419	1,174,941	1,165,617	3,503,542	1,602,634
Contract administration charges	8,623,294	128,232	131,287	381,514	168,924

Net investment income (loss)	(90,184,383)	(1,294,250)	(1,296,904)	(3,885,056)	(1,771,558)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	278,509,590	—	592,026	6,641,514	4,291,437
Realized gains distributions	11,134	—	—	—	—

Net realized gain (loss) from investment transactions	278,520,724	—	592,026	6,641,514	4,291,437
Net change in unrealized gain (loss) of investments	190,034,138	—	1,679,207	4,537,326	13,394,805

Net realized and unrealized gain (loss) on investments	468,554,862	—	2,271,233	11,178,840	17,686,242

Net increase (decrease) in net assets resulting from operations	$378,370,479	$(1,294,250)	$974,329	$7,293,784	$15,914,684

The accompanying notes are an integral part of these financial statements.

12

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

(continued)

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	41,038,444	715,667	2,411,122	335,743	695,067
Contract administration charges	4,330,094	70,157	238,932	36,547	51,791

Net investment income (loss)	(45,368,538)	(785,824)	(2,650,054)	(372,290)	(746,858)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	133,903,354	2,904,017	13,848,444	1,568,906	3,325,272
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	133,903,354	2,904,017	13,848,444	1,568,906	3,325,272
Net change in unrealized gain (loss) of investments	107,109,948	1,494,836	(11,999,726)	(160,935)	(3,317,652)

Net realized and unrealized gain (loss) on investments	241,013,302	4,398,853	1,848,718	1,407,971	7,620

Net increase (decrease) in net assets resulting from operations	$195,644,764	$3,613,029	$(801,336)	$1,035,681	$(739,238)

The accompanying notes are an integral part of these financial statements.

13

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

(continued)

	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	1,368,088	1,056,541	3,248,333	874,932	1,408,263
Contract administration charges	118,683	106,234	344,589	90,800	144,188

Net investment income (loss)	(1,486,771)	(1,162,775)	(3,592,922)	(965,732)	(1,552,451)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	5,771,054	6,312,669	17,592,698	3,371,254	7,259,954
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	5,771,054	6,312,669	17,592,698	3,371,254	7,259,954
Net change in unrealized gain (loss) of investments	5,830,742	945,329	9,510,759	771,043	9,942,709

Net realized and unrealized gain (loss) on investments	11,601,796	7,257,998	27,103,457	4,142,297	17,202,663

Net increase (decrease) in net assets resulting from operations	$10,115,025	$6,095,223	$23,510,535	$3,176,565	$15,650,212

The accompanying notes are an integral part of these financial statements.

14

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

(continued)

	Mid Core Value Fund	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	598,122	508,283	606,378	637,392	1,979,670
Contract administration charges	65,806	55,101	65,707	61,053	206,471

Net investment income (loss)	(663,928)	(563,384)	(672,085)	(698,445)	(2,186,141)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	3,991,797	1,108,983	2,064,905	2,446,453	10,740,752
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	3,991,797	1,108,983	2,064,905	2,446,453	10,740,752
Net change in unrealized gain (loss) of investments	5,530,402	1,033,587	8,440,918	1,627,814	23,972,842

Net realized and unrealized gain (loss) on investments	9,522,199	2,142,570	10,505,823	4,074,267	34,713,594

Net increase (decrease) in net assets resulting from operations	$8,858,271	$1,579,186	$9,833,738	$3,375,822	$32,527,453

The accompanying notes are an integral part of these financial statements.

15

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

(continued)

	Small Cap Index Fund	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	656,325	648,398	2,691,008	1,210,006	1,356,177
Contract administration charges	72,762	72,019	277,435	132,060	147,491

Net investment income (loss)	(729,087)	(720,417)	(2,968,443)	(1,342,066)	(1,503,668)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	1,862,574	593,000	9,485,530	(600,257)	6,525,903
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	1,862,574	593,000	9,485,530	(600,257)	6,525,903
Net change in unrealized gain (loss) of investments	7,703,755	(404,332)	(19,655,890)	5,794,501	(1,097,931)

Net realized and unrealized gain (loss) on investments	9,566,329	188,668	(10,170,360)	5,194,244	5,427,972

Net increase (decrease) in net assets resulting from operations	$8,837,242	$(531,749)	$(13,138,803)	$3,852,178	$3,924,304

The accompanying notes are an integral part of these financial statements.

16

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

(continued)

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	787,790	2,971,781	4,307,109	1,267,630	744,077
Contract administration charges	86,725	331,890	480,351	140,754	85,302

Net investment income (loss)	(874,515)	(3,303,671)	(4,787,460)	(1,408,384)	(829,379)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	2,068,505	11,873,512	13,620,549	3,461,826	1,906,968
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	2,068,505	11,873,512	13,620,549	3,461,826	1,906,968
Net change in unrealized gain (loss) of investments	2,157,561	4,356,483	7,982,738	2,080,573	742,568

Net realized and unrealized gain (loss) on investments	4,226,066	16,229,995	21,603,287	5,542,399	2,649,536

Net increase (decrease) in net assets resulting from operations	$3,351,551	$12,926,324	$16,815,827	$4,134,015	$1,820,157

The accompanying notes are an integral part of these financial statements.

17

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

(continued)

	High Income Bond Fund II	Financial Services Fund†	Health Care Fund††	Russell 2000 1.5x Strategy Fund	Nova Fund†††
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	624	—	—	286	—
Contract administration charges	75	—	—	30	—

Net investment income (loss)	(699)	—	—	(316)	—

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	44	—	—	252	—
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	44	—	—	252	—
Net change in unrealized gain (loss) of investments	5,701	—	—	5,444	—

Net realized and unrealized gain (loss) on investments	5,745	—	—	5,696	—

Net increase (decrease) in net assets resulting from operations	$5,046	$—	$—	$5,380	$—

†	Financial Services Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
††	Health Care Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
†††	Nova Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

18

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

(continued)

	NASDAQ-100 Fund††††	Technology Fund†††††	Inverse S&P 500 Strategy Fund††††††	Government Long Bond 1.2x Strategy Fund†††††††	U.S. Government Money Market Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$172	$—

Expense:
Mortality and expense risk charges	—	—	—	243	643
Contract administration charges	—	—	—	29	76

Net investment income (loss)	—	—	—	(100)	(719)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	—	—	3,734	—
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	—	—	—	3,734	—
Net change in unrealized gain (loss) of investments	—	—	—	3,927	—

Net realized and unrealized gain (loss) on investments	—	—	—	7,661	—

Net increase (decrease) in net assets resulting from operations	$—	$—	$—	$7,561	$(719)

††††	NASDAQ-100 Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
†††††	Technology Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
††††††	Inverse S&P 500 Strategy Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
†††††††	Government Long Bond 1.2x Strategy Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

19

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2016

(continued)

	Utilites Fund††††††††	Equity Income Portfolio II	International Stock Portfolio
Net Investment Income (Loss):
Dividends	$—	$1,926	$309

Expense:
Mortality and expense risk charges	—	1,199	344
Contract administration charges	—	144	41

Net investment income (loss)	—	583	(76)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	(20,310)	(7,729)
Realized gains distributions	—	10,072	1,062

Net realized gain (loss) from investment transactions	—	(10,238)	(6,667)
Net change in unrealized gain (loss) of investments	—	11,731	3,355

Net realized and unrealized gain (loss) on investments	—	1,493	(3,312)

Net increase (decrease) in net assets resulting from operations	$—	$2,076	$(3,388)

††††††††	Utilities Fund held no assets at December 31, 2014 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

20

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	Total		Money Market Fund		Limited Maturity Bond Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(90,184,383)	$(79,994,172)	$(1,294,250)	$(943,530)	$(1,296,904)	$(1,255,396)
Net realized gains (losses) from investment transactions	278,520,724	246,135,439	—	—	592,026	536,816
Net change in unrealized gain (loss) of investments	190,034,138	(130,249,179)	—	—	1,679,207	251,058

Net increase (decrease) in net assets resulting from operations	378,370,479	35,892,088	(1,294,250)	(943,530)	974,329	(467,522)

Variable Annuity Activities:
Purchase payments	300,599,487	417,235,278	6,512,443	12,566,363	2,346,867	4,329,864
Surrender benefits	(421,352,232)	(399,904,611)	(28,008,247)	(20,285,511)	(6,357,693)	(8,486,909)
Net transfers	108,229,813	151,042,523	45,936,437	1,187,110	(355,697)	1,239,701
Payments for supplementary contracts without life contingency	(5,063)	(5,261)	—	—	—	—
Payments for supplementary contracts with life contingency	(13,292)	(81,156)	—	—	—	—
Contract administration charges	(54,513,587)	(58,617,950)	(764,086)	(731,910)	(765,943)	(988,325)
Annuity benefits	(45,959,108)	(48,838,415)	(905,895)	(1,495,903)	(656,803)	(1,672,993)

Net increase (decrease) in net assets resulting from variable annuity activities	(113,013,982)	60,830,408	22,770,652	(8,759,851)	(5,789,269)	(5,578,662)

Total increase (decrease) in net assets	265,356,497	96,722,496	21,476,402	(9,703,381)	(4,814,940)	(6,046,184)
Net Assets:
Beginning of year	6,023,741,692	5,927,019,196	74,501,987	84,205,368	93,195,717	99,241,901

End of year	$6,289,098,189	$6,023,741,692	$95,978,389	$74,501,987	$88,380,777	$93,195,717

	Quality Bond Fund		High Yield Bond Fund		Flexibly Managed Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(3,885,056)	$(3,467,580)	$(1,771,558)	$(1,680,440)	$(45,368,538)	$(37,652,224)
Net realized gains (losses) from investment transactions	6,641,514	5,125,942	4,291,437	5,831,631	133,903,354	85,965,819
Net change in unrealized gain (loss) of investments	4,537,326	(4,049,074)	13,394,805	(9,791,500)	107,109,948	48,495,709

Net increase (decrease) in net assets resulting from operations	7,293,784	(2,390,712)	15,914,684	(5,640,309)	195,644,764	96,809,304

Variable Annuity Activities:
Purchase payments	11,666,643	16,271,130	3,968,691	5,867,039	193,528,086	243,489,357
Surrender benefits	(23,127,543)	(22,731,984)	(9,962,615)	(10,663,254)	(188,758,224)	(169,065,644)
Net transfers	6,787,206	3,689,616	1,610,813	(616,031)	94,064,479	128,374,206
Payments for supplementary contracts without life contingency	(279)	(287)	(399)	(413)	(1,829)	(1,842)
Payments for supplementary contracts with life contingency	—	—	(2,076)	(2,129)	(4,036)	(22,353)
Contract administration charges	(2,209,365)	(2,445,794)	(1,021,833)	(1,191,617)	(27,437,109)	(27,490,545)
Annuity benefits	(2,974,088)	(2,386,416)	(1,332,557)	(995,201)	(21,480,364)	(23,160,582)

Net increase (decrease) in net assets resulting from variable annuity activities	(9,857,426)	(7,603,735)	(6,739,976)	(7,601,606)	49,911,003	152,122,597

Total increase (decrease) in net assets	(2,563,642)	(9,994,447)	9,174,708	(13,241,915)	245,555,767	248,931,901
Net Assets:
Beginning of year	257,385,723	267,380,170	117,344,185	130,586,100	2,924,695,781	2,675,763,880

End of year	$254,822,081	$257,385,723	$126,518,893	$117,344,185	$3,170,251,548	$2,924,695,781

The accompanying notes are an integral part of these financial statements.

21

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

(continued)

	Balanced Fund		Large Growth Stock Fund		Large Cap Growth Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(785,824)	$(737,604)	$(2,650,054)	$(2,490,282)	$(372,290)	$(343,293)
Net realized gains (losses) from investment transactions	2,904,017	3,359,324	13,848,444	14,649,596	1,568,906	1,170,171
Net change in unrealized gain (loss) of investments	1,494,836	(2,976,456)	(11,999,726)	3,831,379	(160,935)	(1,216,812)

Net increase (decrease) in net assets resulting from operations	3,613,029	(354,736)	(801,336)	15,990,693	1,035,681	(389,934)

Variable Annuity Activities:
Purchase payments	1,605,938	1,944,237	9,494,056	12,385,027	581,108	2,184,489
Surrender benefits	(4,066,297)	(4,265,866)	(11,447,021)	(10,912,038)	(1,602,930)	(1,758,865)
Net transfers	1,593,126	67,558	(2,869,687)	339,244	(521,890)	756,977
Payments for supplementary contracts without life contingency	—	—	(989)	(1,060)	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(410,849)	(470,364)	(1,428,663)	(1,592,768)	(200,472)	(227,742)
Annuity benefits	(782,288)	(546,695)	(1,552,225)	(1,095,264)	(124,350)	(73,219)

Net increase (decrease) in net assets resulting from variable annuity activities	(2,060,370)	(3,271,130)	(7,804,529)	(876,859)	(1,868,534)	881,640

Total increase (decrease) in net assets	1,552,659	(3,625,866)	(8,605,865)	15,113,834	(832,853)	491,706
Net Assets:
Beginning of year	54,348,189	57,974,055	194,780,086	179,666,252	26,051,679	25,559,973

End of year	$55,900,848	$54,348,189	$186,174,221	$194,780,086	$25,218,826	$26,051,679

	Large Core Growth Fund		Large Cap Value Fund		Large Core Value Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(746,858)	$(796,244)	$(1,486,771)	$(1,519,974)	$(1,162,775)	$(1,173,825)
Net realized gains (losses) from investment transactions	3,325,272	4,763,795	5,771,054	7,232,365	6,312,669	7,346,856
Net change in unrealized gain (loss) of investments	(3,317,652)	(3,737,860)	5,830,742	(12,285,121)	945,329	(8,162,253)

Net increase (decrease) in net assets resulting from operations	(739,238)	229,691	10,115,025	(6,572,730)	6,095,223	(1,989,222)

Variable Annuity Activities:
Purchase payments	1,272,964	2,155,201	1,889,466	3,031,613	1,943,150	3,901,780
Surrender benefits	(3,517,423)	(4,220,473)	(8,328,658)	(8,714,539)	(5,943,597)	(7,196,771)
Net transfers	(1,811,292)	(3,004,549)	(1,600,226)	2,568,915	(2,494,062)	(1,548,004)
Payments for supplementary contracts without life contingency	—	—	(952)	(1,027)	—	—
Payments for supplementary contracts with life contingency	—	—	—	(13,892)	—	(16,324)
Contract administration charges	(274,618)	(332,649)	(625,282)	(759,872)	(563,293)	(698,956)
Annuity benefits	(573,981)	(785,433)	(904,092)	(1,278,045)	(892,830)	(678,425)

Net increase (decrease) in net assets resulting from variable annuity activities	(4,904,350)	(6,187,903)	(9,569,744)	(5,166,847)	(7,950,632)	(6,236,700)

Total increase (decrease) in net assets	(5,643,588)	(5,958,212)	545,281	(11,739,577)	(1,855,409)	(8,225,922)
Net Assets:
Beginning of year	57,685,922	63,644,134	110,316,051	122,055,628	85,427,687	93,653,609

End of year	$52,042,334	$57,685,922	$110,861,332	$110,316,051	$83,572,278	$85,427,687

The accompanying notes are an integral part of these financial statements.

22

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

(continued)

	Index 500 Fund		Mid Cap Growth Fund		Mid Cap Value Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(3,592,922)	$(3,250,891)	$(965,732)	$(975,360)	$(1,552,451)	$(1,511,177)
Net realized gains (losses) from investment transactions	17,592,698	18,042,704	3,371,254	4,761,062	7,259,954	10,470,232
Net change in unrealized gain (loss) of investments	9,510,759	(15,672,125)	771,043	(8,945,645)	9,942,709	(19,585,287)

Net increase (decrease) in net assets resulting from operations	23,510,535	(880,312)	3,176,565	(5,159,943)	15,650,212	(10,626,232)

Variable Annuity Activities:
Purchase payments	8,435,885	13,471,873	1,631,428	3,225,445	4,654,910	9,126,328
Surrender benefits	(14,975,964)	(15,312,101)	(4,692,860)	(5,312,993)	(7,735,377)	(9,355,879)
Net transfers	(472,198)	6,540,169	(1,389,777)	387,013	(2,488,626)	553,688
Payments for supplementary contracts without life contingency	(615)	(632)	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(2,275,132)	(2,471,347)	(537,227)	(652,661)	(828,778)	(956,621)
Annuity benefits	(1,476,473)	(1,163,224)	(533,080)	(528,978)	(913,028)	(665,882)

Net increase (decrease) in net assets resulting from variable annuity activities	(10,764,497)	1,064,738	(5,521,516)	(2,882,174)	(7,310,899)	(1,298,366)

Total increase (decrease) in net assets	12,746,038	184,426	(2,344,951)	(8,042,117)	8,339,313	(11,924,598)
Net Assets:
Beginning of year	246,090,977	245,906,551	70,123,961	78,166,078	104,959,167	116,883,765

End of year	$258,837,015	$246,090,977	$67,779,010	$70,123,961	$113,298,480	$104,959,167

	Mid Core Value Fund		SMID Cap Growth Fund		SMID Cap Value Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(663,928)	$(600,747)	$(563,384)	$(540,978)	$(672,085)	$(582,113)
Net realized gains (losses) from investment transactions	3,991,797	6,520,664	1,108,983	2,649,277	2,064,905	2,147,142
Net change in unrealized gain (loss) of investments	5,530,402	(7,245,051)	1,033,587	(3,559,908)	8,440,918	(4,642,725)

Net increase (decrease) in net assets resulting from operations	8,858,271	(1,325,134)	1,579,186	(1,451,609)	9,833,738	(3,077,696)

Variable Annuity Activities:
Purchase payments	2,968,388	3,455,971	1,514,798	3,522,828	2,379,604	3,688,445
Surrender benefits	(3,146,450)	(4,210,199)	(1,620,966)	(1,843,540)	(2,117,169)	(1,478,180)
Net transfers	5,360,388	(5,588,753)	(745,444)	3,729,926	3,066,803	354,557
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(432,109)	(464,880)	(394,505)	(437,951)	(466,878)	(489,103)
Annuity benefits	(229,632)	(251,306)	(215,010)	(148,527)	(97,444)	(63,108)

Net increase (decrease) in net assets resulting from variable annuity activities	4,520,585	(7,059,167)	(1,461,127)	4,822,736	2,764,916	2,012,611

Total increase (decrease) in net assets	13,378,856	(8,384,301)	118,059	3,371,127	12,598,654	(1,065,085)
Net Assets:
Beginning of year	41,291,697	49,675,998	39,718,070	36,346,943	41,074,325	42,139,410

End of year	$54,670,553	$41,291,697	$39,836,129	$39,718,070	$53,672,979	$41,074,325

The accompanying notes are an integral part of these financial statements.

23

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

(continued)

	Small Cap Growth Fund		Small Cap Value Fund		Small Cap Index Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(698,445)	$(691,027)	$(2,186,141)	$(2,075,698)	$(729,087)	$(651,521)
Net realized gains (losses) from investment transactions	2,446,453	3,514,771	10,740,752	10,312,265	1,862,574	2,122,742
Net change in unrealized gain (loss) of investments	1,627,814	(3,263,014)	23,972,842	(19,043,664)	7,703,755	(4,645,547)

Net increase (decrease) in net assets resulting from operations	3,375,822	(439,270)	32,527,453	(10,807,097)	8,837,242	(3,174,326)

Variable Annuity Activities:
Purchase payments	1,204,051	2,755,914	5,041,204	8,418,797	2,016,818	2,998,554
Surrender benefits	(3,770,828)	(4,713,363)	(9,720,324)	(10,264,940)	(2,082,317)	(1,775,001)
Net transfers	(824,695)	875,904	(3,739,541)	1,354,493	2,216,794	2,510,570
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	(3,297)	(22,694)	—	—
Contract administration charges	(350,544)	(411,272)	(1,150,928)	(1,327,295)	(535,639)	(575,634)
Annuity benefits	(243,954)	(328,337)	(1,418,768)	(1,088,354)	(154,230)	(76,511)

Net increase (decrease) in net assets resulting from variable annuity activities	(3,985,970)	(1,821,154)	(10,991,654)	(2,929,993)	1,461,426	3,081,978

Total increase (decrease) in net assets	(610,148)	(2,260,424)	21,535,799	(13,737,090)	10,298,668	(92,348)
Net Assets:
Beginning of year	50,955,125	53,215,549	149,823,984	163,561,074	47,493,658	47,586,006

End of year	$50,344,977	$50,955,125	$171,359,783	$149,823,984	$57,792,326	$47,493,658

	Developed International Index Fund		International Equity Fund		Emerging Markets Equity Fund
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(720,417)	$(684,425)	$(2,968,443)	$(2,900,316)	$(1,342,066)	$(1,344,035)
Net realized gains (losses) from investment transactions	593,000	1,703,664	9,485,530	6,448,969	(600,257)	1,048,755
Net change in unrealized gain (loss) of investments	(404,332)	(2,534,781)	(19,655,890)	1,283,558	5,794,501	(12,057,779)

Net increase (decrease) in net assets resulting from operations	(531,749)	(1,515,542)	(13,138,803)	4,832,211	3,852,178	(12,353,059)

Variable Annuity Activities:
Purchase payments	1,856,350	3,028,667	4,096,698	8,197,858	2,582,906	4,998,023
Surrender benefits	(1,908,582)	(2,090,980)	(13,979,485)	(13,474,879)	(5,432,405)	(5,539,782)
Net transfers	1,053,990	1,906,087	(5,239,624)	621,262	(3,132,842)	1,973,674
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(556,399)	(624,287)	(1,604,391)	(1,903,604)	(901,932)	(1,092,407)
Annuity benefits	(56,606)	(270,342)	(1,706,836)	(1,501,339)	(608,554)	(526,937)

Net increase (decrease) in net assets resulting from variable annuity activities	388,753	1,949,145	(18,433,638)	(8,060,702)	(7,492,827)	(187,429)

Total increase (decrease) in net assets	(142,996)	433,603	(31,572,441)	(3,228,491)	(3,640,649)	(12,540,488)
Net Assets:
Beginning of year	49,799,229	49,365,626	217,439,079	220,667,570	92,026,025	104,566,513

End of year	$49,656,233	$49,799,229	$185,866,638	$217,439,079	$88,385,376	$92,026,025

The accompanying notes are an integral part of these financial statements.

24

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

(continued)

	Real Estate Securities Fund		Aggressive Allocation Fund		Moderately Aggressive Allocation Fund		Moderate Allocation Fund
	2016	2015	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(1,503,668)	$(1,325,920)	$(874,515)	$(832,265)	$(3,303,671)	$(3,196,663)	$(4,787,460)	$(4,626,346)
Net realized gains (losses) from investment transactions	6,525,903	8,982,798	2,068,505	3,138,802	11,873,512	8,954,148	13,620,549	13,429,479
Net change in unrealized gain
(loss) of investments	(1,097,931)	(3,904,964)	2,157,561	(4,124,919)	4,356,483	(11,600,146)	7,982,738	(15,112,345)

Net increase (decrease) in net assets resulting from operations	3,924,304	3,751,914	3,351,551	(1,818,382)	12,926,324	(5,842,661)	16,815,827	(6,309,212)

Variable Annuity Activities:
Purchase payments	4,795,307	6,888,671	1,857,848	4,497,601	7,438,803	11,303,153	8,335,277	12,466,439
Surrender benefits	(7,039,085)	(5,930,066)	(2,325,384)	(2,753,112)	(12,106,594)	(12,999,199)	(22,651,308)	(20,106,050)
Net transfers	(168,184)	(139,294)	(1,591,280)	(1,623,170)	(15,050,320)	543,870	(6,175,590)	523,127
Payments for supplementary contracts without life contingency	—	—	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	(3,883)	(3,764)	—	—	—	—	—	—
Contract administration charges	(886,488)	(970,653)	(646,879)	(763,707)	(2,406,212)	(2,820,038)	(3,490,202)	(4,048,926)
Annuity benefits	(664,757)	(573,582)	(63,663)	(46,802)	(565,055)	(675,643)	(3,241,763)	(5,065,512)

Net increase (decrease) in net assets resulting from variable annuity activities	(3,967,090)	(728,688)	(2,769,358)	(689,190)	(22,689,378)	(4,647,857)	(27,223,586)	(16,230,922)

Total increase (decrease) in net assets	(42,786)	3,023,226	582,193	(2,507,572)	(9,763,054)	(10,490,518)	(10,407,759)	(22,540,134)
Net Assets:
Beginning of year	101,730,698	98,707,472	58,825,685	61,333,257	229,110,017	239,600,535	330,778,517	353,318,651

End of year	$101,687,912	$101,730,698	$59,407,878	$58,825,685	$219,346,963	$229,110,017	$320,370,758	$330,778,517

	Moderately Conservative Allocation Fund		Conservative Allocation Fund		High Income Bond Fund II		Financial Services Fund†
	2016	2015	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(1,408,384)	$(1,366,488)	$(829,379)	$(775,884)	$(699)	$—	$—	$—
Net realized gains (losses) from investment transactions	3,461,826	4,254,299	1,906,968	1,629,379	44	—	—	—
Net change in unrealized gain
(loss) of investments	2,080,573	(4,395,187)	742,568	(1,535,253)	5,701	—	—	—

Net increase (decrease) in net assets resulting from operations	4,134,015	(1,507,376)	1,820,157	(681,758)	5,046	—	—	—

Variable Annuity Activities:
Purchase payments	3,837,860	5,380,433	1,141,940	1,684,178	—	—	—	—
Surrender benefits	(8,349,376)	(8,925,823)	(6,572,846)	(5,500,703)	(601)	—	—	—
Net transfers	(1,667,321)	1,408,178	(1,121,439)	2,056,091	69,130	—	—	—
Payments for supplementary contracts without life contingency	—	—	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—	—	—
Contract administration charges	(876,708)	(1,084,980)	(471,004)	(591,445)	—	—	—	—
Annuity benefits	(1,324,977)	(1,013,097)	(166,467)	(682,758)	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	(8,380,522)	(4,235,289)	(7,189,816)	(3,034,637)	68,529	—	—	—

Total increase (decrease) in net assets	(4,246,507)	(5,742,665)	(5,369,659)	(3,716,395)	73,575	—	—	—
Net Assets:
Beginning of year	98,299,803	104,042,468	58,140,402	61,856,797	—	—	—	—

End of year	$94,053,296	$98,299,803	$52,770,743	$58,140,402	$73,575	$—	$—	$—

†	Financial Services Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

25

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

(continued)

	Health Care Fund††		Russell 2000 1.5x Strategy Fund		Nova Fund†††
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$—	$—	$(316)	$(306)	$—	$(751)
Net realized gains (losses) from investment transactions	—	—	252	273	—	6,501
Net change in unrealized gain (loss) of investments	—	—	5,444	(2,172)	—	(902)

Net increase (decrease) in net assets resulting from operations	—	—	5,380	(2,205)	—	4,848

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	—	—	—	—	—	(3,036)
Net transfers	—	—	—	—	—	(163,459)
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	—	—	(37)	(69)	—	(90)
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	—	—	(37)	(69)	—	(166,585)

Total increase (decrease) in net assets	—	—	5,343	(2,274)	—	(161,737)
Net Assets:
Beginning of year	—	—	19,011	21,285	—	161,737

End of year	$—	$—	$24,354	$19,011	$—	$—

	NASDAQ-100 Fund††††		Technology Fund††††††		Inverse S&P 500 Strategy Fund††††††
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$—	$(1,111)	$—	$(177)	$—	$—
Net realized gains (losses) from investment transactions	—	11,578	—	(687)	—	—
Net change in unrealized gain (loss) of investments	—	428	—	—	—	—

Net increase (decrease) in net assets resulting from operations	—	10,895	—	(864)	—	—

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	—	(5,122)	—	(1,019)	—	—
Net transfers	—	(166,047)	—	1,904	—	—
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	—	(133)	—	(21)	—	—
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	—	(171,302)	—	864	—	—

Total increase (decrease) in net assets	—	(160,407)	—	—	—	—
Net Assets:
Beginning of year	—	160,407	—	—	—	—

End of year	$—	$—	$—	$—	$—	$—

††	Health Care Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.
†††	Nova Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.
††††	NASDAQ-100 Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.
†††††	Technology Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.
††††††	Inverse S&P 500 Strategy Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

26

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

(continued)

	Government Long Bond 1.2x Strategy Fund†††††††		U.S. Government Money Market Fund		Utilities Fund††††††††
	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(100)	$(75)	$(719)	$(63)	$—	$—
Net realized gains (losses) from investment transactions	3,734	(37)	—	—	—	—
Net change in unrealized gain (loss) of investments	3,927	(3,927)	—	—	—	—

Net increase (decrease) in net assets resulting from operations	7,561	(4,039)	(719)	(63)	—	—

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	(1,135)	(1,442)	—	—	—	—
Net transfers	(77,848)	113,916	652	—	—	—
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(15)	(68)	(43)	(50)	—	—
Annuity benefits	(36,930)	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	(115,928)	112,406	609	(50)	—	—

Total increase (decrease) in net assets	(108,367)	108,367	(110)	(113)	—	—
Net Assets:
Beginning of year	108,367	—	4,321	4,434	—	—

End of year	$—	$108,367	$4,211	$4,321	$—	$—

	Equity Income Portfolio II		International Stock Portfolio
	2016	2015	2016	2015
Operations:
Net investment income (loss)	$583	$713	$(76)	$(156)
Net realized gains (losses) from investment transactions	(10,238)	3,292	(6,667)	1,052
Net change in unrealized gain (loss) of investments	11,731	(11,980)	3,355	(4,914)

Net increase (decrease) in net assets resulting from operations	2,076	(7,975)	(3,388)	(4,018)

Variable Annuity Activities:
Purchase payments	—	—	—	—
Surrender benefits	(2,276)	(1,983)	(652)	(3,365)
Net transfers	5,008	162,731	2,570	51,343
Payments for supplementary contracts without life contingency	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—
Contract administration charges	(19)	(95)	(5)	(71)
Annuity benefits	(48,894)	—	(13,514)	—

Net increase (decrease) in net assets resulting from variable annuity activities	(46,181)	160,653	(11,601)	47,907

Total increase (decrease) in net assets	(44,105)	152,678	(14,989)	43,889
Net Assets:
Beginning of year	152,678	—	43,889	—

End of year	$108,573	$152,678	$28,900	$43,889

†††††††	Government Long Bond 1.2x Strategy Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
††††††††	Utilities Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

27

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

Notes to Financial Statements — December 31, 2016

Note 1.    Organization

Penn Mutual Variable Annuity Account III (“Account III”) was established by The Penn Mutual Life Insurance Company (“Penn Mutual”) under the provisions of the Pennsylvania Insurance Law. Account III is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account III offers units to variable annuity contract owners to provide for the accumulation of value and for the payment of annuities. Account III contains contracts of the Diversifier II, Optimizer, Commander, Penn Freedom, Enhanced Credit Variable Annuity, Pennant Select, Olympia XT Advisor, Penn Freedom Advisor, Retirement Planner VA, Inflation Protector, Smart Foundation Flex, Smart Foundation Plus and Smart Foundation VA variable annuity products. Under applicable insurance law, the assets and liabilities of Account III are legally segregated from Penn Mutual’s other assets and liabilities.

Note 2.    Significant Accounting Policies

The preparation of the accompanying financial statements and notes are in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and contract transactions during the reporting period. Actual results could differ significantly with those estimates.

The significant accounting policies of Account III are as follows:

Investments — Assets of Account III are invested into subaccounts which are invested in shares of Penn Series Funds, Inc. (“Penn Series”), an affiliated entity of Penn Mutual: Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds; Federated Insurance Series (“Federated”): High Income Bond Fund II; Rydex Variable Trust (“Rydex”): Financial Services, Health Care, Russell 2000 1.5x Strategy, Nova, NASDAQ-100, Technology, Inverse S&P 500 Strategy, Government Long Bond 1.2x Strategy, U.S. Government Money Market, and Utilities Funds; T. Rowe Price Equity Series, Inc. (“T. Rowe”): Equity Income Portfolio II, and T. Rowe Price International Series, Inc. (“T. Rowe”): International Stock Portfolio.

Penn Series, Federated, Rydex, and T. Rowe are open-end diversified management investment companies.

The investment in shares of these funds or portfolios is carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Investment transactions are accounted for on a trade date basis. The resulting net unrealized gains (losses) are reflected in the Statements of Operations. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the FIFO cost basis.

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the contract owners’ instructions on the first business day subsequent to the close of the period presented.

All dividend distributions received from the underlying Penn Series Funds are reinvested in additional shares of these Funds and are recorded by Account III on the ex-dividend date. The Penn Series Funds have utilized consent dividends to effectively distribute income for income tax purposes. Account III consents to treat these amounts as dividend income for tax purposes although they are not paid by the underlying Penn Series Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

28

Note 2.    Significant Accounting Policies (continued)

For the year ended December 31, 2016, consent dividends in Account III were:

Consent Dividends
Limited Maturity Bond Fund	$1,384,270
Quality Bond Fund	8,845,682
High Yield Bond Fund	8,259,841
Flexibly Managed Fund	243,134,132
Balanced Fund	5,463,548
Large Growth Stock Fund	22,098,865
Large Cap Growth Fund	1,129,563
Large Core Growth Fund	8,432,240
Large Cap Value Fund	2,654,151
Large Core Value Fund	3,614,482
Index 500 Fund	14,442,653
Mid Cap Growth Fund	728,653
Mid Cap Value Fund	1,085,717
Mid Core Value Fund	2,957,485
SMID Cap Growth Fund	5,307,518
SMID Cap Value Fund	2,878,713
Small Cap Growth Fund	1,346,816
Small Cap Value Fund	12,415,593
Small Cap Index Fund	3,075,765
Developed International Index Fund	1,165,962
International Equity Fund	8,992,699
Emerging Markets Equity Fund	286,029
Real Estate Securities Fund	9,089,762
Aggressive Allocation Fund	10,308,511
Moderately Aggressive Allocation Fund	35,239,857
Moderate Allocation Fund	41,761,560
Moderately Conservative Allocation Fund	12,108,843
Conservative Allocation Fund	7,259,277

Consent dividends were utilized by the Penn Series Funds only.

Federal Income Taxes — The operations of Account III are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account III to the extent the earnings are credited under the contracts. Based on this, there is no charge to Account III for federal income taxes. Penn Mutual will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. Account III satisfies the current requirements of the regulations, and Penn Mutual intends that Account III will continue to meet such requirements.

Fair Value Measurement — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value

29

Note 2.    Significant Accounting Policies (continued)

measurement. Account III has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1 — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Penn Mutual’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on Penn Mutual’s understanding of the market.

The fair value of all the investments in Account III, are at net asset values and the investments are considered actively traded and fall within Level 1.

Note 3.    Purchases and Sales of Investments

The following table shows aggregate cost of shares purchased and proceeds of shares redeemed of each fund or portfolio for the period ended December 31, 2016:

	Purchases	Sales
Money Market Fund	$83,700,812	$62,228,162
Limited Maturity Bond Fund	15,024,136	22,105,622
Quality Bond Fund	18,435,005	32,163,816
High Yield Bond Fund	5,352,800	13,857,594
Flexibly Managed Fund	143,270,043	138,555,668
Balanced Fund	2,976,753	5,819,999
Large Growth Stock Fund	10,473,214	20,917,954
Large Cap Growth Fund	1,902,322	4,141,792
Large Core Growth Fund	1,362,664	7,011,246
Large Cap Value Fund	2,772,480	13,823,291
Large Core Value Fund	3,066,329	12,175,373
Index 500 Fund	10,648,169	24,991,780
Mid Cap Growth Fund	2,047,503	8,531,209
Mid Cap Value Fund	3,576,681	12,434,006
Mid Core Value Fund	9,713,361	5,853,801
SMID Cap Growth Fund	3,442,727	5,465,048
SMID Cap Value Fund	6,645,731	4,549,969
Small Cap Growth Fund	1,754,907	6,436,702
Small Cap Value Fund	3,183,787	16,352,556
Small Cap Index Fund	5,635,253	4,899,764
Developed International Index Fund	3,958,730	4,287,701
International Equity Fund	4,881,414	26,273,722
Emerging Markets Equity Fund	3,650,461	12,480,633
Real Estate Securities Fund	6,274,923	11,740,221
Aggressive Allocation Fund	2,363,046	6,003,672

30

Note 3.    Purchases and Sales of Investments (continued)

	Purchases	Sales
Moderately Aggressive Allocation Fund	$5,777,941	$31,759,090
Moderate Allocation Fund	5,441,886	37,435,557
Moderately Conservative Allocation Fund	4,772,602	14,556,460
Conservative Allocation Fund	5,996,062	14,012,452
High Income Bond Fund II	69,140	1,306
Financial Services Fund	—	—
Health Care Fund	—	—
Russell 2000 1.5x Strategy Fund	—	352
Nova Fund	—	—
NASDAQ-100 Fund	—	—
Technology Fund	—	—
Inverse S&P 500 Strategy Fund	—	—
Government Long Bond 1.2x Strategy Fund	—	116,200
U.S. Government Money Market Fund	198,193	198,304
Utilities Fund	—	—
Equity Income Portfolio II	98,769	146,287
International Stock Portfolio	29,631	41,615

Note 4.    Related Party Transactions and Contract Charges

Penn Mutual received $144,709,301 and $138,621,812 from Account III for mortality and risk expense, contract administration and certain other charges for the years ended December 31, 2016 and 2015. These amounts charged include those assessed through a reduction in unit values as well as those assessed through the redemption of units. Additionally, Penn Series pays Penn Mutual and its affiliates fees for investment advisory and administrative services.

Certain product charges are reflected as a reduction in the unit values. These are stated as a percentage of the account value as follows:

Products	Mortality & Risk Expense	Contract Administration	Maximum Supplemental Rider Charge
Diversifier II/Optimizer	1.25%	None	N/A
Commander	1.25%	0.15%	0.95%
Penn Freedom	1.30%	0.15%	0.95%
Enhanced Credit Variable Annuity	1.25%	0.15%	0.60%
Pennant Select	1.20%	0.15%	0.95%
Olympia XT Advisor	1.25%	0.15%	0.60%
Penn Freedom Advisor	1.45%	0.15%	0.60%
Retirement Planner VA	1.25%	None	0.60%
Inflation Protector Variable Annuity	1.50%	0.15%	2.50%
Smart Foundation Flex	1.50%	0.15%	2.75%
Smart Foundation Plus	1.45%	0.15%	2.75%
Smart Foundation VA	1.25%	0.15%	2.75%

Certain product charges are reflected as a redemption of units held by the contract owner. These are as follows:

Products	Annual Contract Charge
Diversifier II/Optimizer	$30 maximum
Commander	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Penn Freedom	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Enhanced Credit Variable Annuity	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Pennant Select	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Olympia XT Advisor	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Penn Freedom Advisor	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Retirement Planner VA	$30 maximum
Inflation Protector Variable Annuity	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Smart Foundation Flex	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value

31

Note 4.    Related Party Transactions and Contract Charges (continued)

Products	Annual Contract Charge
Smart Foundation Plus	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value
Smart Foundation VA	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value

Products	Surrender Charge
Diversifier II / Optimizer	Maximum charge of 7% of purchase payments received. Charges do not apply after 10 years.
Commander	Maximum charge of 1% of purchase payments received. Charges do not apply after 1 year.
Penn Freedom	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Enhanced Credit Variable Annuity	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Pennant Select	Maximum charge of 7% of purchase payments received. Charges do not apply after 7 years.
Olympia XT Advisor	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Penn Freedom Advisor	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Retirement Planner VA	Maximum charge of 7% of purchase payments received. Charges do not apply after 10 years.
Inflation Protector Variable Annuity	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Smart Foundation Flex	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Smart Foundation Plus	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Smart Foundation VA	Maximum charge of 8% of purchase payments received. Charges do not apply after 7 years.

Premium taxes on purchase payments are withheld from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 3.50%.

Note 5.    Accumulation Units

The accumulation units are as follows:

	December 31, 2016			December 31, 2015
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed	Ending Unit Balance
Money Market Fund	8,493,155	(6,151,240)	9,507,524	4,908,222	(5,664,326)	7,165,609
Limited Maturity Bond Fund	1,369,235	(1,791,332)	7,493,784	2,454,666	(2,835,371)	7,915,881
Quality Bond Fund	1,795,183	(1,852,868)	18,157,062	1,741,076	(1,590,349)	18,214,747
High Yield Bond Fund	446,429	(606,158)	6,470,361	694,650	(859,312)	6,630,090
Flexibly Managed Fund	12,166,649	(2,909,663)	128,000,649	16,924,357	(1,046,021)	118,743,663
Balanced Fund	228,502	(339,708)	3,570,902	233,463	(423,562)	3,682,108
Large Growth Stock Fund	712,092	(1,328,800)	11,196,924	932,752	(1,124,136)	11,813,632
Large Cap Growth Fund	144,997	(295,332)	1,832,424	235,426	(177,766)	1,982,759
Large Core Growth Fund	100,278	(437,276)	3,492,387	128,210	(553,038)	3,829,385
Large Cap Value Fund	208,307	(603,267)	4,955,709	421,957	(510,666)	5,350,669
Large Core Value Fund	226,129	(824,123)	5,562,227	419,751	(913,008)	6,160,221
Index 500 Fund	718,479	(1,201,222)	13,134,018	1,168,418	(982,536)	13,616,761
Mid Cap Growth Fund	161,826	(555,045)	4,531,990	325,873	(532,882)	4,925,209
Mid Cap Value Fund	265,996	(437,026)	4,427,606	585,629	(349,477)	4,598,636
Mid Core Value Fund	481,713	(258,134)	2,336,801	183,678	(482,233)	2,113,222
SMID Cap Growth Fund	223,408	(308,250)	2,309,123	595,006	(307,713)	2,393,965
SMID Cap Value Fund	382,654	(233,661)	2,567,774	337,554	(205,880)	2,418,781

32

Note 5.    Accumulation Units (continued)

	December 31, 2016			December 31, 2015
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed	Ending Unit Balance
Small Cap Growth Fund	129,548	(339,077)	2,705,599	351,249	(387,729)	2,915,128
Small Cap Value Fund	239,836	(461,205)	5,165,309	578,815	(348,136)	5,386,678
Small Cap Index Fund	377,090	(288,239)	3,227,040	404,463	(201,977)	3,138,189
Developed International Index Fund	380,076	(371,717)	4,557,799	615,350	(491,551)	4,549,440
International Equity Fund	372,826	(1,100,720)	9,962,293	753,724	(752,448)	10,690,187
Emerging Markets Equity Fund	419,002	(1,258,639)	9,575,481	922,889	(928,109)	10,415,118
Real Estate Securities Fund	369,514	(423,952)	4,435,404	648,892	(504,196)	4,489,842
Aggressive Allocation Fund	182,092	(375,887)	4,033,090	460,537	(505,893)	4,226,885
Moderately Aggressive Allocation Fund	486,293	(2,027,622)	14,823,139	1,005,071	(1,242,613)	16,364,468
Moderate Allocation Fund	508,039	(2,510,928)	23,388,522	934,389	(2,041,324)	25,391,411
Moderately Conservative Allocation Fund	425,306	(1,069,385)	7,316,370	964,926	(1,257,810)	7,960,449
Conservative Allocation Fund	531,900	(1,117,749)	4,429,926	679,677	(908,613)	5,015,775
High Income Bond Fund II	3,064	(27)	3,037	—	—	—
Financial Services Fund	—	—	—	—	—	—
Health Care Fund	—	—	—	—	—	—
Russell 2000 1.5x Strategy Fund	—	(2)	1,093	—	(2)	1,095
Nova Fund	—	—	—	—	(8,678)	—
NASDAQ-100 Fund	—	—	—	—	(6,243)	—
Technology Fund	—	—	—	1,791	(1,781)	—
Inverse S&P 500 Strategy Fund	—	—	—	—	—	—
Government Long Bond 1.2x Strategy Fund	—	(5,291)	—	5,372	(81)	5,291
U.S. Government Money Market Fund	21,438	(21,443)	475	—	(4)	480
Utilities Fund	—	—	—	—	—	—
Equity Income Portfolio II	5,538	(9,096)	5,490	9,187	(138)	9,048
International Stock Portfolio	1,813	(2,764)	1,797	3,850	(1,102)	2,748

Note 6.    Financial Highlights

Account III is a funding vehicle for a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered within Account III have the lowest and highest total return. Only product designs within each subaccount that has units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account III as contract owners may not have selected all available and applicable contract options.

	January 1, 2016	December 31, 2016			For the Year ended December 31, 2016
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.15 to $22.81	9,507,524	$9.01 to $22.53	$95,978,389	0.01	1.25 to 1.65	(1.62) to (1.23)
Limited Maturity Bond Fund	9.48 to 16.79	7,493,784	9.56 to 17.01	88,380,777	—	1.25 to 1.65	0.91 to 1.32
Quality Bond Fund	9.92 to 40.09	18,157,062	10.18 to 41.30	254,822,081	—	1.25 to 1.65	2.61 to 3.02
High Yield Bond Fund	11.29 to 79.34	6,470,361	12.84 to 90.62	126,518,893	—	1.25 to 1.65	13.76 to 14.21
Flexibly Managed Fund	15.29 to 258.80	128,000,649	16.27 to 276.50	3,170,251,548	—	1.25 to 1.65	6.42 to 6.84
Balanced Fund	13.21 to 15.42	3,570,902	14.08 to 16.51	55,900,848	—	1.25 to 1.65	6.61 to 7.03
Large Growth Stock Fund	11.84 to 81.80	11,196,924	11.81 to 81.67	186,174,221	—	1.25 to 1.65	(0.55) to (0.15)
Large Cap Growth Fund	12.68 to 14.80	1,832,424	13.24 to 15.43	25,218,826	—	1.25 to 1.65	4.23 to 4.65
Large Core Growth Fund	14.69 to 17.99	3,492,387	14.50 to 17.72	52,042,334	—	1.25 to 1.65	(1.51) to (1.12)
Large Cap Value Fund	14.76 to 73.36	4,955,709	16.21 to 80.87	110,861,332	—	1.25 to 1.65	9.79 to 10.23
Large Core Value Fund	13.41 to 16.09	5,562,227	14.48 to 17.33	83,572,278	—	1.25 to 1.65	7.76 to 8.19
Index 500 Fund	16.06 to 27.53	13,134,018	17.62 to 30.32	258,837,015	—	1.25 to 1.65	9.70 to 10.14
Mid Cap Growth Fund	11.26 to 24.68	4,531,990	11.81 to 25.94	67,779,010	—	1.25 to 1.65	4.68 to 5.10
Mid Cap Value Fund	15.17 to 38.81	4,427,606	17.49 to 44.93	113,298,480	—	1.25 to 1.65	15.29 to 15.75

33

Note 6.    Financial Highlights (continued)

	January 1, 2016	December 31, 2016			For the Year ended December 31, 2016
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Mid Core Value Fund	$15.54 to 21.73	2,336,801	$18.76 to 26.35	$54,670,553	—	1.25 to 1.65	20.76 to 21.25
SMID Cap Growth Fund	15.15 to 17.75	2,309,123	15.83 to 18.63	39,836,129	—	1.25 to 1.65	4.54 to 4.95
SMID Cap Value Fund	15.61 to 18.08	2,567,774	19.22 to 22.36	53,672,979	—	1.25 to 1.65	23.16 to 23.65
Small Cap Growth Fund	11.64 to 35.83	2,705,599	12.47 to 38.47	50,344,977	—	1.25 to 1.65	6.94 to 7.36
Small Cap Value Fund	15.13 to 56.82	5,165,309	18.57 to 70.00	171,359,783	—	1.25 to 1.65	22.72 to 23.21
Small Cap Index Fund	14.61 to 16.74	3,227,040	17.29 to 19.82	57,792,326	—	1.25 to 1.65	18.41 to 18.88
Developed International Index Fund	10.27 to 12.53	4,557,799	10.16 to 12.40	49,656,233	—	1.25 to 1.65	(1.29) to (0.89)
International Equity Fund	12.83 to 45.75	9,962,293	11.97 to 42.85	185,866,638	—	1.25 to 1.65	(6.71) to (6.33)
Emerging Markets Equity Fund	8.61 to 9.44	9,575,481	8.96 to 9.85	88,385,376	—	1.25 to 1.65	4.07 to 4.49
Real Estate Securities Fund	15.42 to 29.61	4,435,404	16.00 to 30.84	101,687,912	—	1.25 to 1.65	3.77 to 4.18
Aggressive Allocation Fund	13.59 to 14.83	4,033,090	14.39 to 15.68	59,407,878	—	1.25 to 1.65	5.71 to 6.13
Moderately Aggressive Allocation Fund	13.21 to 14.47	14,823,139	13.98 to 15.37	219,346,963	—	1.25 to 1.65	5.77 to 6.19
Moderate Allocation Fund	12.37 to 13.42	23,388,522	13.02 to 14.18	320,370,758	—	1.25 to 1.65	5.22 to 5.64
Moderately Conservative Allocation Fund	11.57 to 12.78	7,316,370	12.06 to 13.38	94,053,256	—	1.25 to 1.65	4.30 to 4.72
Conservative Allocation Fund	10.68 to 11.99	4,429,926	11.00 to 12.40	52,770,743	—	1.25 to 1.65	3.00 to 3.42
High Income Bond Fund II	20.82 to 21.39	3,037	23.53 to 24.22	73,575	—	1.40 to 1.60	13.00 to 13.23
Financial Services Fund	9.80 to 10.07	—	11.17 to 11.50	—	—	1.40 to 1.60	13.99 to 14.22
Health Care Fund	26.56 to 27.30	—	23.61 to 24.31	—	—	1.40 to 1.60	(11.13) to (10.95)
Russell 2000 1.5x Strategy Fund	17.37 to 17.85	1,093	22.29 to 22.95	24,354	—	1.40 to 1.60	28.35 to 28.61
Nova Fund	17.76 to 18.25	—	20.23 to 20.83	—	—	1.40 to 1.60	13.89 to 14.12
NASDAQ-100 Fund	26.69 to 27.43	—	27.84 to 28.67	—	—	1.40 to 1.60	4.30 to 4.51
Technology Fund	17.48 to 17.97	—	19.11 to 19.68	—	—	1.40 to 1.60	9.31 to 9.53
Inverse S&P 500 Strategy Fund	2.26 to 2.32	—	1.96 to 2.01	—	—	1.40 to 1.60	(13.40) to (13.23)
Government Long Bond 1.2x Strategy Fund	19.93 to 20.48	—	19.55 to 20.13	—	0.37	1.40 to 1.60	(1.91) to (1.71)
U.S. Government Money Market Fund	9.01 to 9.25	475	8.86 to 9.13	4,211	—	1.40 to 1.60	(1.58) to (1.38)
Utilities Fund	16.62 to 17.08	—	19.03 to 19.59	—	—	1.40 to 1.60	14.50 to 14.73
Equity Income Portfolio II	16.65 to 16.87	5,490	19.47 to 19.78	108,573	2.96	1.40 to 1.60	16.97 to 17.21
International Stock Portfolio	15.54 to 15.97	1,797	15.62 to 16.08	28,900	0.65	1.40 to 1.60	0.51 to 0.71

	January 1, 2015	December 31, 2015			For the Year ended December 31, 2015
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.30 to $23.10	7,165,609	$9.15 to $22.81	$74,501,987	0.01	1.25 to 1.65	(1.63) to (1.23)
Limited Maturity Bond Fund	9.56 to 16.86	7,915,881	9.48 to 16.79	93,195,717	—	1.25 to 1.65	(0.87) to (0.47)
Quality Bond Fund	10.04 to 40.44	18,214,747	9.92 to 40.09	257,385,723	—	1.25 to 1.65	(1.27) to (0.87)
High Yield Bond Fund	11.88 to 83.14	6,630,090	11.29 to 79.34	117,344,185	—	1.25 to 1.65	(4.95) to (4.57)
Flexibly Managed Fund	14.80 to 249.59	118,743,663	15.29 to 258.80	2,924,695,781	—	1.25 to 1.65	3.28 to 3.69
Balanced Fund	13.34 to 15.51	3,682,108	13.21 to 15.42	54,348,189	—	1.25 to 1.65	(0.97) to (0.57)
Large Growth Stock Fund	10.87 to 74.95	11,813,632	11.84 to 81.80	194,780,086	—	1.25 to 1.65	8.70 to 9.14
Large Cap Growth Fund	12.89 to 15.07	1,982,759	12.68 to 14.80	26,051,679	—	1.25 to 1.65	(1.79) to (1.39)
Large Core Growth Fund	14.66 to 17.99	3,829,385	14.69 to 17.99	57,685,922	—	1.25 to 1.65	0.02 to 0.42
Large Cap Value Fund	15.69 to 77.66	5,350,669	14.76 to 73.36	110,316,051	—	1.25 to 1.65	(5.92) to (5.54)
Large Core Value Fund	13.72 to 16.49	6,160,221	13.41 to 16.09	85,427,687	—	1.25 to 1.65	(2.43) to (2.04)
Index 500 Fund	16.17 to 27.60	13,616,761	16.06 to 27.53	246,090,977	—	1.25 to 1.65	(0.65) to (0.25)
Mid Cap Growth Fund	12.12 to 26.52	4,925,209	11.26 to 24.68	70,123,961	—	1.25 to 1.65	(7.32) to (6.95)
Mid Cap Value Fund	16.76 to 42.71	4,598,636	15.17 to 38.81	104,959,167	—	1.25 to 1.65	(9.49) to (9.13)
Mid Core Value Fund	16.04 to 22.34	2,113,222	15.54 to 21.73	41,291,697	—	1.25 to 1.65	(3.13) to (2.74)
SMID Cap Growth Fund	15.64 to 18.25	2,393,965	15.15 to 17.75	39,718,070	—	1.25 to 1.65	(3.13) to (2.74)
SMID Cap Value Fund	16.83 to 19.41	2,418,781	15.61 to 18.08	41,074,325	—	1.25 to 1.65	(7.24) to (6.86)
Small Cap Growth Fund	11.77 to 36.16	2,915,128	11.64 to 35.83	50,955,125	—	1.25 to 1.65	(1.29) to (0.90)
Small Cap Value Fund	16.27 to 60.85	5,386,678	15.13 to 56.82	149,823,984	—	1.25 to 1.65	(7.01) to (6.63)
Small Cap Index Fund	15.65 to 17.94	3,138,189	14.61 to 16.74	47,493,658	—	1.25 to 1.65	(6.67) to (6.30)
Developed International Index Fund	10.57 to 12.88	4,549,440	10.27 to 12.53	49,799,229	—	1.25 to 1.65	(3.00) to (2.61)

34

Note 6.    Financial Highlights (continued)

	January 1, 2015	December 31, 2015			For the Year ended December 31, 2015
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
International Equity Fund	$12.59 to 44.72	10,690,187	$12.83 to 45.75	$217,439,079	—	1.25 to 1.65	1.90 to 2.30
Emerging Markets Equity Fund	9.83 to 10.74	10,415,118	8.61 to 9.44	92,026,025	—	1.25 to 1.65	(12.35) to (11.99)
Real Estate Securities Fund	14.90 to 28.49	4,489,842	15.42 to 29.61	101,730,698	—	1.25 to 1.65	3.50 to 3.91
Aggressive Allocation Fund	14.01 to 15.32	4,226,885	13.59 to 14.83	58,825,685	—	1.25 to 1.65	(3.20) to (2.81)
Moderately Aggressive Allocation Fund	13.59 to 14.82	16,364,468	13.21 to 14.47	229,110,017	—	1.25 to 1.65	(2.76) to (2.37)
Moderate Allocation Fund	12.65 to 13.66	25,391,411	12.37 to 13.42	330,778,517	—	1.25 to 1.65	(2.18) to (1.79)
Moderately Conservative Allocation Fund	11.79 to 12.97	7,960,449	11.57 to 12.78	98,299,803	—	1.25 to 1.65	(1.85) to (1.46)
Conservative Allocation Fund	10.85 to 12.13	5,015,775	10.68 to 11.99	58,140,402	—	1.25 to 1.65	(1.56) to (1.16)
High Income Bond Fund II	21.71 to 22.27	—	20.82 to 21.39	—	—	1.40 to 1.60	(4.12) to (3.93)
Financial Services Fund	10.37 to 10.63	—	9.80 to 10.07	—	—	1.40 to 1.60	(5.51) to (5.32)
Health Care Fund	25.82 to 26.48	—	26.56 to 27.30	—	—	1.40 to 1.60	2.87 to 3.08
Russell 2000 1.5x Strategy Fund	19.41 to 19.90	1,095	17.37 to 17.85	19,011	—	1.40 to 1.60	(10.52) to (10.34)
Nova Fund	18.18 to 18.64	—	17.76 to 18.25	—	—	1.40 to 1.60	(2.29) to (2.10)
NASDAQ-100 Fund	25.06 to 25.70	—	26.69 to 27.43	—	—	1.40 to 1.60	6.52 to 6.74
Technology Fund	17.57 to 18.02	—	17.48 to 17.97	—	—	1.40 to 1.60	(0.49) to (0.29)
Inverse S&P 500 Strategy Fund	2.40 to 2.46	—	2.26 to 2.32	—	—	1.40 to 1.60	(5.95) to (5.76)
Government Long Bond 1.2x Strategy Fund	21.34 to 21.88	5,291	19.93 to 20.48	108,367	1.06	1.40 to 1.60	(6.60) to (6.41)
U.S. Government Money Market Fund	9.15 to 9.38	480	9.01 to 9.25	4,321	—	1.40 to 1.60	(1.59) to (1.39)
Utilities Fund	18.23 to 18.69	—	16.62 to 17.08	—	—	1.40 to 1.60	(8.83) to (8.65)
Equity Income Portfolio II	18.21 to 18.42	9,048	16.65 to 16.87	152,678	2.32	1.40 to 1.60	(8.58) to (8.40)
International Stock Portfolio	15.94 to 16.34	2,748	15.54 to 15.97	43,889	0.91	1.40 to 1.60	(2.48) to (2.28)

	January 1, 2014	December 31, 2014			For the Year ended December 31, 2014
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.46 to $23.38	7,921,693	$9.30 to $23.10	$84,205,368	0.01	1.25 to 1.65	(1.63) to (1.23)
Limited Maturity Bond Fund	9.70 to 17.05	8,296,587	9.56 to 16.86	99,241,901	—	1.25 to 1.65	(1.47) to (1.07)
Quality Bond Fund	9.72 to 38.97	18,064,025	10.04 to 40.44	267,380,170	—	1.25 to 1.65	3.38 to 3.79
High Yield Bond Fund	11.86 to 82.66	6,794,756	11.88 to 83.14	130,586,100	—	1.25 to 1.65	0.19 to 0.59
Flexibly Managed Fund	13.42 to 225.40	102,865,327	14.80 to 249.59	2,675,763,880	—	1.25 to 1.65	10.29 to 10.73
Balanced Fund	12.37 to 14.32	3,872,213	13.34 to 15.51	57,974,055	—	1.25 to 1.65	7.86 to 8.29
Large Growth Stock Fund	10.17 to 70.04	12,005,029	10.87 to 74.95	179,666,252	—	1.25 to 1.65	6.59 to 7.02
Large Cap Growth Fund	11.75 to 13.77	1,925,104	12.89 to 15.07	25,559,973	—	1.25 to 1.65	9.47 to 9.91
Large Core Growth Fund	13.81 to 16.97	4,254,224	14.66 to 17.99	63,644,134	—	1.25 to 1.65	5.97 to 6.39
Large Cap Value Fund	14.33 to 70.65	5,439,377	15.69 to 77.66	122,055,628	—	1.25 to 1.65	9.49 to 9.93
Large Core Value Fund	12.51 to 15.06	6,653,466	13.72 to 16.49	93,653,609	—	1.25 to 1.65	9.46 to 9.90
Index 500 Fund	14.51 to 24.67	13,430,873	16.17 to 27.60	245,906,551	—	1.25 to 1.65	11.40 to 11.85
Mid Cap Growth Fund	11.22 to 24.53	5,132,228	12.12 to 26.52	78,166,078	—	1.25 to 1.65	7.70 to 8.13
Mid Cap Value Fund	14.99 to 38.05	4,362,483	16.76 to 42.71	116,883,765	—	1.25 to 1.65	11.81 to 12.26
Mid Core Value Fund	14.01 to 19.44	2,411,786	16.04 to 22.34	49,675,998	—	1.25 to 1.65	14.47 to 14.93
SMID Cap Growth Fund	15.80 to 18.37	2,106,682	15.64 to 18.25	36,346,943	—	1.25 to 1.65	(1.04) to (0.64)
SMID Cap Value Fund	15.66 to 17.99	2,287,099	16.83 to 19.41	42,139,410	—	1.25 to 1.65	7.46 to 7.89
Small Cap Growth Fund	11.07 to 33.95	2,951,597	11.77 to 36.16	53,215,549	—	1.25 to 1.65	6.07 to 6.50
Small Cap Value Fund	15.44 to 57.51	5,155,973	16.27 to 60.85	163,561,074	—	1.25 to 1.65	5.39 to 5.82
Small Cap Index Fund	15.27 to 17.50	2,935,703	15.65 to 17.94	47,586,006	—	1.25 to 1.65	2.50 to 2.91
Developed International Index Fund	11.42 to 13.92	4,425,645	10.57 to 12.88	49,365,626	—	1.25 to 1.65	(7.64) to (7.27)
International Equity Fund	12.44 to 43.98	10,688,903	12.59 to 44.72	220,667,570	—	1.25 to 1.65	1.26 to 1.67
Emerging Markets Equity Fund	10.51 to 11.45	10,420,329	9.83 to 10.74	104,566,513	—	1.25 to 1.65	(6.47) to (6.09)
Real Estate Securities Fund	11.63 to 22.15	4,345,139	14.90 to 28.49	98,707,472	—	1.25 to 1.65	28.10 to 28.61
Aggressive Allocation Fund	13.31 to 14.59	4,272,252	14.01 to 15.32	61,333,257	—	1.25 to 1.65	5.03 to 5.45
Moderately Aggressive Allocation Fund	13.00 to 14.12	16,602,015	13.59 to 14.82	239,600,535	—	1.25 to 1.65	4.54 to 4.96
Moderate Allocation Fund	12.17 to 13.10	26,498,357	12.65 to 13.66	353,318,651	—	1.25 to 1.65	3.90 to 4.32

35

Note 6.    Financial Highlights (continued)

	January 1, 2014	December 31, 2014			For the Year ended December 31, 2014
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Moderately Conservative Allocation Fund	$11.41 to 12.50	8,253,338	$11.79 to 12.97	$104,042,468	—	1.25 to 1.65	3.29 to 3.70
Conservative Allocation Fund	10.63 to 11.84	5,244,717	10.85 to 12.13	61,856,797	—	1.25 to 1.65	2.05 to 2.46
High Income Bond Fund II	21.49 to 21.99	—	21.71 to 22.27	—	—	1.40 to 1.60	1.06 to 1.26
Financial Services Fund	9.36 to 9.58	—	10.37 to 10.63	—	—	1.40 to 1.60	10.79 to 11.01
Health Care Fund	21.06 to 21.55	—	25.82 to 26.48	—	—	1.40 to 1.60	22.64 to 22.89
Russell 2000 1.5x Strategy Fund	18.91 to 19.36	1,097	19.41 to 19.90	21,285	—	1.40 to 1.60	2.63 to 2.84
Nova Fund	15.57 to 15.94	8,677	18.18 to 18.64	161,737	—	1.40 to 1.60	16.70 to 16.94
NASDAQ-100 Fund	21.68 to 22.19	6,241	25.06 to 25.70	160,407	—	1.40 to 1.60	15.58 to 15.81
Technology Fund	16.22 to 16.60	—	17.57 to 18.02	—	—	1.40 to 1.60	8.34 to 8.55
Inverse S&P 500 Strategy Fund	2.85 to 2.92	—	2.40 to 2.46	—	—	1.40 to 1.60	(15.81) to (15.64)
Government Long Bond 1.2x Strategy Fund	16.10 to 16.48	—	21.34 to 21.88	—	0.90	1.40 to 1.60	32.54 to 32.80
U.S. Government Money Market Fund	9.30 to 9.52	485	9.15 to 9.38	4,434	—	1.40 to 1.60	(1.59) to (1.39)
Utilities Fund	15.07 to 15.42	—	18.23 to 18.69	—	—	1.40 to 1.60	20.94 to 21.19
Equity Income Portfolio II	17.28 to 17.44	—	18.21 to 18.42	—	—	1.40 to 1.60	5.40 to 5.61
International Stock Portfolio	16.40 to 16.78	—	15.94 to 16.34	—	—	1.40 to 1.60	(2.81) to (2.61)

	January 1, 2013	December 31, 2013			For the Year ended December 31, 2013
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.62 to $23.68	6,954,194	$9.46 to $23.38	$76,956,135	0.01	1.25 to 1.65	(1.63) to (1.23)
Limited Maturity Bond Fund	9.87 to 17.28	7,386,747	9.70 to 17.05	90,783,913	—	1.25 to 1.65	(1.72) to (1.33)
Quality Bond Fund	10.85 to 40.66	19,038,523	9.72 to 38.97	282,321,370	—	1.25 to 1.65	(4.56) to (4.17)
High Yield Bond Fund	12.00 to 77.56	6,274,698	11.86 to 82.66	129,687,090	—	1.25 to 1.65	6.14 to 6.57
Flexibly Managed Fund	12.54 to 186.64	88,472,789	13.42 to 225.40	2,307,823,488	—	1.25 to 1.65	20.29 to 20.77
Balanced Fund	12.05 to 12.42	3,925,130	12.37 to 14.32	54,699,169	—	1.25 to 1.65	14.84 to 15.30
Large Growth Stock Fund	7.41 to 50.98	11,752,079	10.17 to 70.04	161,971,873	—	1.25 to 1.65	36.84 to 37.39
Large Cap Growth Fund	9.68 to 11.37	2,041,041	11.75 to 13.77	24,532,544	—	1.25 to 1.65	21.08 to 21.56
Large Core Growth Fund	10.16 to 12.51	4,522,560	13.81 to 16.97	63,350,383	—	1.25 to 1.65	35.65 to 36.19
Large Cap Value Fund	11.85 to 53.70	5,345,802	14.33 to 70.65	112,888,785	—	1.25 to 1.65	31.03 to 31.55
Large Core Value Fund	9.78 to 11.80	7,030,020	12.51 to 15.06	89,601,755	—	1.25 to 1.65	27.65 to 28.17
Index 500 Fund	12.06 to 18.95	12,586,679	14.51 to 24.67	208,588,587	—	1.25 to 1.65	29.71 to 30.23
Mid Cap Growth Fund	8.32 to 18.17	5,535,316	11.22 to 24.53	77,594,155	—	1.25 to 1.65	34.48 to 35.02
Mid Cap Value Fund	12.20 to 28.29	4,193,502	14.99 to 38.05	106,660,713	—	1.25 to 1.65	33.98 to 34.51
Mid Core Value Fund	12.59 to 15.24	2,275,915	14.01 to 19.44	41,597,269	—	1.25 to 1.65	27.04 to 27.55
SMID Cap Growth Fund	12.70 to 13.02	1,766,184	15.80 to 18.37	31,138,018	—	1.25 to 1.65	40.50 to 41.06
SMID Cap Value Fund	12.54 to 13.20	1,886,430	15.66 to 17.99	32,550,681	—	1.25 to 1.65	35.74 to 36.28
Small Cap Growth Fund	8.16 to 24.98	2,917,099	11.07 to 33.95	51,089,120	—	1.25 to 1.65	35.35 to 35.90
Small Cap Value Fund	13.41 to 41.91	4,764,039	15.44 to 57.51	156,251,206	—	1.25 to 1.65	36.66 to 37.20
Small Cap Index Fund	11.54 to 12.88	2,690,652	15.27 to 17.50	42,520,607	—	1.25 to 1.65	35.88 to 36.42
Developed International Index Fund	9.57 to 10.88	3,986,475	11.42 to 13.92	47,446,590	—	1.25 to 1.65	19.10 to 19.58
International Equity Fund	12.87 to 42.03	10,332,974	12.44 to 43.98	219,057,521	—	1.25 to 1.65	4.24 to 4.65
Emerging Markets Equity Fund	10.80 to 10.96	10,320,290	10.51 to 11.45	110,201,487	—	1.25 to 1.65	(2.75) to (2.36)
Real Estate Securities Fund	12.89 to 21.75	4,377,026	11.63 to 22.15	81,177,328	—	1.25 to 1.65	1.44 to 1.85
Aggressive Allocation Fund	11.03 to 12.11	3,971,887	13.31 to 14.59	54,093,458	—	1.25 to 1.65	20.49 to 20.97
Moderately Aggressive Allocation Fund	11.90 to 12.00	15,957,864	13.00 to 14.12	220,885,284	—	1.25 to 1.65	17.21 to 17.68
Moderate Allocation Fund	11.52 to 11.63	26,480,729	12.17 to 13.10	340,334,339	—	1.25 to 1.65	12.24 to 12.69
Moderately Conservative Allocation Fund	11.28 to 11.58	8,751,729	11.41 to 12.50	107,070,466	—	1.25 to 1.65	7.56 to 7.99
Conservative Allocation Fund	10.81 to 11.48	5,663,658	10.63 to 11.84	65,545,737	—	1.25 to 1.65	2.72 to 3.13
High Income Bond Fund II	20.41 to 20.84	36	21.49 to 21.99	785	19.02	1.40 to 1.60	5.29 to 5.50
Financial Services Fund	7.46 to 7.62	—	9.36 to 9.58	—	—	1.40 to 1.60	25.53 to 25.78
Health Care Fund	15.09 to 15.41	—	21.06 to 21.55	—	—	1.40 to 1.60	39.56 to 39.84
Russell 2000 1.5x Strategy Fund	12.12 to 12.38	5,970	18.91 to 19.36	115,066	—	1.40 to 1.60	56.05 to 56.36
Nova Fund	10.62 to 10.85	7,882	15.57 to 15.94	125,652	0.06	1.40 to 1.60	46.63 to 46.92

36

Note 6.    Financial Highlights (continued)

	January 1, 2013	December 31, 2013			For the Year ended December 31, 2013
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
NASDAQ-100 Fund	$16.37 to 16.72	4,187	$21.68 to 22.19	$92,916	—	1.40 to 1.60	32.48 to 32.75
Technology Fund	12.17 to 12.43	—	16.22 to 16.60	—	—	1.40 to 1.60	33.25 to 33.51
Inverse S&P 500 Strategy Fund	3.94 to 4.03	—	2.85 to 2.92	—	—	1.40 to 1.60	(27.68) to (27.54)
Government Long Bond 1.2x Strategy Fund	20.01 to 20.44	—	16.10 to 16.48	—	0.93	1.40 to 1.60	(19.55) to (19.39)
U.S. Government Money Market Fund	9.45 to 9.65	737	9.30 to 9.52	6,850	—	1.40 to 1.60	(1.59) to (1.39)
Utilities Fund	13.48 to 13.77	—	15.07 to 15.42	—	—	1.40 to 1.60	11.82 to 12.05
Equity Income Portfolio II	13.57 to 13.67	131	17.28 to 17.44	2,290	1.18	1.40 to 1.60	27.35 to 27.61
International Stock Portfolio	14.61 to 14.92	49	16.40 to 16.78	26	0.26	1.40 to 1.60	12.24 to 12.47

	January 1, 2012	December 31, 2012			For the Year ended December 31, 2012
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.77 to $23.97	7,463,821	$9.62 to $23.68	$85,893,038	0.01	1.25 to 1.65	(1.63) to (1.24)
Limited Maturity Bond Fund	9.97 to 17.39	8,575,064	9.87 to 17.28	109,915,517	—	1.25 to 1.65	(1.04) to (0.64)
Quality Bond Fund	10.69 to 39.89	21,533,421	10.85 to 40.66	351,966,131	—	1.25 to 1.65	1.53 to 1.94
High Yield Bond Fund	10.65 to 68.56	5,722,084	12.00 to 77.56	122,606,185	—	1.25 to 1.65	12.69 to 13.14
Flexibly Managed Fund	11.11 to 164.73	65,569,130	12.54 to 186.64	1,686,424,294	—	1.25 to 1.65	12.85 to 13.30
Balanced Fund	11.09 to 11.38	3,997,849	12.05 to 12.42	49,006,232	—	1.25 to 1.65	8.71 to 9.15
Large Growth Stock Fund	6.33 to 43.47	11,667,980	7.41 to 50.98	114,823,851	—	1.25 to 1.65	16.80 to 17.27
Large Cap Growth Fund	8.91 to 10.49	2,313,656	9.68 to 11.37	22,682,554	—	1.25 to 1.65	8.45 to 8.88
Large Core Growth Fund	8.87 to 10.95	4,718,207	10.16 to 12.51	48,302,707	—	1.25 to 1.65	14.24 to 14.70
Large Cap Value Fund	10.64 to 48.03	5,389,501	11.85 to 53.70	89,619,920	—	1.25 to 1.65	11.37 to 11.82
Large Core Value Fund	8.58 to 10.38	7,275,639	9.78 to 11.80	71,773,984	—	1.25 to 1.65	13.69 to 14.14
Index 500 Fund	10.57 to 16.59	10,763,342	12.06 to 18.95	139,074,740	—	1.25 to 1.65	13.78 to 14.24
Mid Cap Growth Fund	7.96 to 17.34	5,882,908	8.32 to 18.17	61,374,541	—	1.25 to 1.65	4.34 to 4.76
Mid Cap Value Fund	10.77 to 24.87	3,645,551	12.20 to 28.29	75,251,634	—	1.25 to 1.65	13.28 to 13.74
Mid Core Value Fund	11.19 to 13.48	2,171,573	12.59 to 15.24	31,985,042	—	1.25 to 1.65	12.59 to 13.04
SMID Cap Growth Fund	11.19 to 11.43	1,343,033	12.70 to 13.02	17,151,936	—	1.25 to 1.65	13.46 to 13.92
SMID Cap Value Fund	10.72 to 11.24	1,419,281	12.54 to 13.20	18,326,726	—	1.25 to 1.65	17.00 to 17.47
Small Cap Growth Fund	7.83 to 23.93	3,503,870	8.16 to 24.98	45,235,245	—	1.25 to 1.65	3.99 to 4.41
Small Cap Value Fund	11.74 to 36.54	4,261,738	13.41 to 41.91	111,488,504	—	1.25 to 1.65	14.26 to 14.72
Small Cap Index Fund	10.14 to 11.34	2,059,654	11.54 to 12.88	23,927,683	—	1.25 to 1.65	13.61 to 14.06
Developed International Index Fund	8.22 to 9.36	3,437,294	9.57 to 10.88	33,573,279	—	1.25 to 1.65	16.22 to 16.69
International Equity Fund	10.80 to 35.15	9,339,249	12.87 to 42.03	199,916,772	—	1.25 to 1.65	19.08 to 19.56
Emerging Markets Equity Fund	9.18 to 9.28	9,450,596	10.80 to 10.96	103,129,950	—	1.25 to 1.65	17.64 to 18.12
Real Estate Securities Fund	11.30 to 18.99	3,523,145	12.89 to 21.75	69,490,415	—	1.25 to 1.65	14.10 to 14.56
Aggressive Allocation Fund	9.69 to 10.66	3,540,988	11.03 to 12.11	39,777,470	—	1.25 to 1.65	13.59 to 14.05
Moderately Aggressive Allocation Fund	10.62 to 10.69	14,347,637	11.90 to 12.00	170,342,103	—	1.25 to 1.65	11.77 to 12.22
Moderate Allocation Fund	10.54 to 10.66	24,530,823	11.52 to 11.63	282,076,195	—	1.25 to 1.65	9.11 to 9.54
Moderately Conservative Allocation Fund	10.58 to 10.83	8,113,565	11.28 to 11.58	92,878,552	—	1.25 to 1.65	6.53 to 6.95
Conservative Allocation Fund	10.42 to 11.02	6,104,689	10.81 to 11.48	69,099,125	—	1.25 to 1.65	3.75 to 4.17
High Income Bond Fund II	18.08 to 18.43	4,615	20.41 to 20.84	94,339	8.30	1.40 to 1.60	12.87 to 13.10
Financial Services Fund	6.18 to 6.30	—	7.46 to 7.62	—	—	1.40 to 1.60	20.73 to 20.97
Health Care Fund	13.09 to 13.34	—	15.09 to 15.41	—	—	1.40 to 1.60	15.30 to 15.53
Russell 2000 1.5x Strategy Fund	10.09 to 10.28	7,788	12.12 to 12.38	99,116	—	1.40 to 1.60	20.16 to 20.40
Nova Fund	8.83 to 9.00	7,755	10.62 to 10.85	84,139	—	1.40 to 1.60	20.30 to 20.54
NASDAQ-100 Fund	14.24 to 14.52	6,235	16.37 to 16.72	104,228	—	1.40 to 1.60	14.91 to 15.14
Technology Fund	11.05 to 11.26	—	12.17 to 12.43	—	—	1.40 to 1.60	10.20 to 10.42
Inverse S&P 500 Strategy Fund	4.83 to 4.92	—	3.94 to 4.03	—	—	1.40 to 1.60	(18.30) to (18.14)
Government Long Bond 1.2x Strategy Fund	19.74 to 20.12	—	20.01 to 20.44	—	0.88	1.40 to 1.60	1.38 to 1.58
U.S. Government Money Market Fund	9.60 to 9.79	745	9.45 to 9.65	7,044	—	1.40 to 1.60	(1.59) to (1.39)
Utilities Fund	13.54 to 13.81	—	13.48 to 13.77	—	—	1.40 to 1.60	(0.49) to (0.29)

37

Note 6.    Financial Highlights (continued)

	January 1, 2012	December 31, 2012			For the Year ended December 31, 2012
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Equity Income Portfolio II	$11.79 to 11.85	1,387	$13.57 to 13.67	$18,956	1.68	1.40 to 1.60	15.06 to 15.29
International Stock Portfolio	12.53 to 12.78	520	14.61 to 14.92	7,764	0.90	1.40 to 1.60	16.55 to 16.79

*	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account III from the underlying mutual fund, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reduction in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, Account III does not record investment income.
**	These ratios represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded. Certain previously disclosed expense ratios were changed according to the revisions stated in Footnote 2.
***	These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period and reflects a range of actual product total returns.

Note 7.    Subsequent Events

Management has evaluated events subsequent to December 31, 2016 and through the Account III Financial Statement date of issuance of April 4, 2017 and has determined that there were no subsequent events requiring recognition of disclosure in the financial statements.

38

PM8317  05/17

PennMutual®
The Penn Mutual Life Insurance Company
2016 Statutory Financial Statements

PricewaterhouseCoopers LLP, Two Commerce Square — Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 2110, F: (267) 330 3300, www.pwc.com/us

Report of Independent Auditors

To the Board of Trustees of

The Penn Mutual Life Insurance Company:

We have audited the accompanying statutory financial statements of The Penn Mutual Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2016 and 2015, and the related statutory statements of income and changes in surplus and cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania described in Note 1.

February 16, 2017

(In Thousands)

Statements of Admitted Assets, Liabilities and Surplus

As of December 31,	2016	2015

ADMITTED ASSETS
Bonds	$8,629,523	$8,134,957
Stocks:
Preferred	107,952	72,595
Common — affiliated	478,379	372,588
Common — unaffiliated	83,659	96,007
Real estate	33,441	29,444
Policy loans	318,808	304,727
Cash and short-term investments	213,173	245,071
Alternative assets	483,258	450,237
Derivatives	69,966	59,602
Other invested assets	507,515	421,558

TOTAL INVESTMENTS	10,925,674	10,186,786

Investment income due and accrued	114,116	107,540
Premiums due and deferred	78,734	69,796
Deferred tax asset	224,409	230,679
Corporate owned life insurance	213,410	207,641
Amounts recoverable from reinsurers	26,579	35,648
Other assets	220,266	179,120
Separate account assets	7,302,608	7,217,838

TOTAL ASSETS	$19,105,796	$18,235,048

LIABILITIES
Reserves and funds for payment of insurance and annuity benefits	$8,428,158	$7,925,692
Dividends to policyholders payable in the following year	58,304	48,290
Policy claims in process	45,528	45,028
Interest maintenance reserve	147,441	132,272
Asset valuation reserve	118,526	81,512
Drafts outstanding	25,109	31,624
Funds held under coinsurance	707,302	646,519
Other liabilities	316,187	222,595
Derivatives	216,017	95,986
Separate account liabilities	7,302,608	7,217,838

TOTAL LIABILITIES	17,365,180	16,447,356

SURPLUS
Surplus notes	389,606	389,412
Unassigned surplus	1,351,010	1,398,280

TOTAL SURPLUS	1,740,616	1,787,692

TOTAL LIABILITIES AND SURPLUS	$19,105,796	$18,235,048

The accompanying notes are an integral part of these financial statements.

2016 Statutory Financial Statements	Page 1

(In Thousands)

Statements of Income and Changes in Surplus

For the Years Ended December 31,	2016	2015

REVENUE
Premium and annuity considerations	$1,269,008	$1,196,285
Net investment income	520,466	531,844
Other revenue	547,979	470,769

TOTAL REVENUE	2,337,453	2,198,898

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	1,269,437	1,068,093
Increase in reserves for payment of future insurance and annuity benefits	653,172	375,014
Commissions	148,544	138,524
Operating expenses	314,974	294,228
Other expenses	83,066	106,666
Net transfer (from)/to separate accounts	(234,134)	110,916

TOTAL BENEFITS AND EXPENSES	2,235,059	2,093,441

GAIN FROM OPERATIONS BEFORE DIVIDENDS AND FEDERAL INCOME TAX BENEFITS	102,394	105,457

Dividends to policyholders	60,637	50,092

GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAX EXPENSE	41,757	55,365

Federal income tax (benefit)	(31,661)	(35,213)

GAIN FROM OPERATIONS	73,418	90,578

Net realized capital gains, net of tax	25,943	10,731

NET INCOME	$99,361	$101,309

SURPLUS
Net income	$99,361	$101,309
Change due to reinsurance	(3,100)	20,813
Change in asset valuation reserve	(37,014)	(4,464)
Change in net unrealized capital losses, net of tax	(62,326)	(97,207)
Change in net deferred income tax	(5,827)	(5,797)
Change in funded status of postretirement plans, net of tax	(3,080)	(1,841)
Change in surplus notes	194	181
Change in nonadmitted assets	(35,284)	(25,078)

Change in surplus	(47,076)	(12,084)

Surplus, beginning of year	1,787,692	1,799,776

Surplus, end of year	$1,740,616	$1,787,692

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Mutual Life Insurance Company

(In Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2016	2015

OPERATIONS
Premium and annuity considerations	$1,486,589	$1,997,573
Net investment income	547,503	513,611
Other revenue	280,996	264,627

CASH PROVIDED BY OPERATIONS	2,315,088	2,775,811

Benefits paid	1,207,770	1,020,568
Commissions and operating expenses	531,564	515,474
Net transfers (from)/to separate accounts	(255,747)	97,155
Dividends to policyholders	15,621	16,479
Taxes (refunded)/paid on operating income and realized investment losses	(19,674)	81,324

CASH USED IN OPERATIONS	1,479,534	1,731,000

NET CASH PROVIDED BY OPERATIONS	835,554	1,044,811

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	1,097,483	1,371,168
Preferred and common stocks	58,665	77,353
Limited partnerships, real estate and other invested assets	45,801	27,856
Net gains on cash, cash equivalents short term investments	11	—
Derivatives	110,834	71,564

NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	1,312,794	1,547,941

Cost of investments acquired:
Bonds	1,587,777	2,096,937
Preferred and common stock	175,400	126,644
Limited partnerships, real estate and other invested assets	190,118	123,898
Derivatives	63,594	56,186

TOTAL COST OF INVESTMENTS ACQUIRED	2,016,889	2,403,665

Net increase in policy loans	(7,365)	(9,891)

NET CASH USED IN INVESTMENT ACTIVITIES	(711,460)	(865,615)

FINANCING AND MISCELLANEOUS
Net withdrawals on deposit type contracts	(162,484)	(17,461)
Other cash applied/(used), net	6,492	(43,365)

NET CASH (USED IN) FINANCING AND MISCELLANEOUS	(155,992)	(62,825)

NET CHANGE IN CASH AND SHORT TERM INVESTMENTS	(31,898)	116,371

Cash and short term investments:
Beginning of year	245,071	128,700

End of year	$213,173	$245,071

…continued -

2016 Statutory Financial Statements	Page 3

(In Thousands)

Statements of Cash Flows (cont’)

For the Years Ended December 31,	2016	2015

Supplemental Disclosure of Cash Flow Information for Non Cash Transactions:
Noncash reinsurance settlement	$—	$132,560
Common stock acquired as a return of capital/dividend	6,002	1,558
Premiums paid from benefits	27,366	39,393
Premiums paid by dividend	35,002	26,990
Premiums paid by policy loan	6,716	5,743
Capitalized interest	1,463	2,101
Bond exchange	6,179	970
Other	5,452	3,621
The accompanying notes are an integral part of these financial statements.

Page 4	The Penn Mutual Life Insurance Company

(In Thousands)

Notes to Financial Statements

Note 1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS  The Penn Mutual Life Insurance Company (the “Company”) is a mutual life insurance company, domiciled in Pennsylvania, which concentrates primarily in the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, one year non-renewable and level term, universal life, indexed universal life, variable universal life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career advisers, independent advisers, and independent marketing organizations. The Company is licensed to write business in all fifty states and the District of Columbia.

On December 31, 2016, the Company acquired Vantis Life Insurance Company (“Vantis”), a Connecticut domiciled direct writer of individual tax deferred annuities and ordinary and group life insurance. Vantis is licensed to write life insurance and annuity products in forty-nine states and the District of Columbia. Vantis was acquired under the statutory purchase method at a cost of $75,779, which includes goodwill of $21,401. There was no amortization of goodwill in 2016.

BASIS OF PRESENTATION  The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (collectively “SAP” or “statutory accounting principles”). Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company currently has no permitted practices.

Statutory accounting principles are different in some respects from U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)	certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over premium payment period;
(b)	statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method (“CRVM”) or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, and interest assumptions;
(c)	bonds are generally carried at amortized cost, whereas GAAP would generally report bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would treat these changes as net investment income;
(e)	deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;
(f)	payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;
(g)	assets are reported at “admitted asset” value, and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;
(h)	majority-owned subsidiaries are accounted for using the equity method. The Penn Insurance and Annuity Company (“PIA”), Hornor Townsend & Kent, Inc. (“HTK”), Vantis, and certain assets of Independence Square Properties, LLC (“ISP”) and Dresher Run I, LLC (“Dresher Run”) are admitted assets. Penn Mutual Asset Management, LLC (“PMAM”) (formerly Penn Mutual Asset Management, Inc.) and certain assets of ISP and Dresher Run are nonadmitted assets. Under GAAP, these majority-owned subsidiaries would be consolidated;

2016 Statutory Financial Statements	Page 5

(In Thousands)

(i)	the Company’s investment in the PMAM Global Unconstrained Bond Fund (“GUBF”) is accounted for using the equity method. Under GAAP, the Company’s investment in GUBF would be treated as a variable interest entity and consolidated, with noncontrolling interest portions separately reported.
(j)	surplus notes are reported in surplus, whereas GAAP would report these notes as debt. Costs associated with these notes are expensed, whereas GAAP would capitalize these expenses and amortize them into income over the life of the notes;
(k)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit type contracts, whereas GAAP would report these balances as an asset;
(l)	an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, limited liability companies (“LLCs”), low income housing tax credit (“LIHTC”) investments, and certain credit related derivative instruments as well as credit-related declines in the value of bonds, whereas GAAP would not record this reserve;
(m)	after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses as revenue at time of sale;
(n)	changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and effective fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;
(o)	comprehensive income is not presented, whereas GAAP would present changes in unrealized capital gains and losses, changes in funded status of pension and postretirement plans, and foreign currency translations as other comprehensive income;
(p)	embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;
(q)	policyholder dividends are recognized when declared, whereas GAAP would recognize these over the term of the related policies;
(r)	identification of other-than-temporary impairment (“OTTI”) uses an “intent and ability to hold” criteria, whereas GAAP would use an “intent and ability not to sell” criteria; and
(s)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets.

The Company’s net income, excluding net income related to non-controlling interest, as presented in its consolidated financial statements prepared in conformity with GAAP was $210,816 and $208,620 for the years ended December 31, 2016 and 2015, respectively. The Company’s equity, as presented in its consolidated financial statements prepared in conformity with GAAP was $3,362,755 and $2,977,877 as of December 31, 2016 and 2015, respectively.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES  The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

◇	Carrying value of certain invested assets and derivatives
◇	Liabilities for reserves and funds for payment of insurance and annuity benefits
◇	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
◇	Litigation and other contingencies
◇	Pension and other postretirement and postemployment benefits

Page 6	The Penn Mutual Life Insurance Company

(In Thousands)

INVESTMENTS  Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments, including asset-backed and mortgage-backed securities, the effect on amortization or accretion is revalued three times per year based on the current estimated cash flows, using the retrospective method, except for favorable changes in expected cash flows for structured securities where the possibility of non-interest loss is other than remote. In these cases, income is recognized on the prospective method over the remaining life of the securities. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age, and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly adjusted. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Preferred Stock  with an NAIC designation of 1 to 3 is valued at amortized cost. All other preferred stock is valued at the lower of cost or market. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock  of the Company’s insurance affiliates, with the exception of Vantis, is carried at its underlying audited statutory equity. The Company’s investment in Vantis is carried at underlying audited statutory equity plus the unamortized goodwill related to the Company’s purchase of Vantis. The goodwill is being amortized over 10 years. Common stock of audited non-insurance affiliates is admitted at the GAAP-basis equity. Common stock of unaudited non-insurance affiliates is nonadmitted. Unaffiliated common stock is carried at fair value. Dividends are recognized in net investment income on the ex-dividend date. Other changes in the carrying value of affiliates, including amortization of goodwill related to the Company’s purchase of Vantis, are recognized as changes in unrealized gains or losses in surplus. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value. See the “Federal Home Loan Bank Borrowings” caption within this footnote for additional information on FHLB-PGH.

Real Estate  occupied by the Company is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income. The Company obtains an external appraisal on a tri-annual basis. The most recent appraisal was obtained in 2016.

Policy Loans  are carried at the aggregate balance of unpaid principal and interest.

Cash and Short-term investments  Cash includes investments purchased with maturities of three months or less. Short-term investments, which are carried at amortized cost and approximate fair value, consist primarily of money market funds and investments purchased with maturities greater than three months and less than or equal to 12 months.

Alternative Assets  consist primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends/income distributions from limited partnerships are recorded in investment income. Undistributed earnings are included in unrealized gains and losses and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the general partner, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag. Refer to Note 3 for additional information regarding investments in alternative assets.

Derivatives  The Company utilizes derivative financial instruments, including swaps, swaptions, futures, forward contracts, caps and options, in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends on whether

2016 Statutory Financial Statements	Page 7

(In Thousands)

the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the assets hedged. The change in fair value of these derivatives is recognized as an unrealized capital gain/(loss) until they are closed, at which time they are recorded in realized capital gains/(losses). Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/ (losses). Derivatives with a positive fair value or carrying value are reported in Other invested assets. Derivatives with a negative fair value or carrying value are reported in Other liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives used in economic hedges of interest rate and currency risk of the fixed income portfolio, regardless of accounting treatment, are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of the derivative contracts.

The Company has entered into interest rate swaps, currency swaps, and equity options in the form of call spreads that qualify for hedge accounting. The currency swaps have been designated to qualify as cash flow hedges of cash flows associated with foreign denominated securities in the investment portfolio. The equity options in the form of call spreads have been designated to qualify as cash flow hedges of cash flows associated with indexed credits related to the annual return of the S&P 500 Index on Indexed Universal Life (“IUL”) and Variable Universal Life (“VUL”) policies. The interest rate swaps have been designated to qualify as cash flow and fair value hedges of the impact of changing interest rates on bonds in the corporate bond portfolio.

The Company may enter into interest rate swaps, total return swaps, inflation swaps, financial futures and equity options to hedge risks associated with the offering of equity market-based guarantees in the Company’s annuity and indexed universal life insurance product portfolio, which do not meet the criteria of an effective hedge.

The Company uses currency forwards to hedge the risk embedded in its foreign currency denominated alternative assets. They are carried at fair value and do not meet the criteria of an effective hedge.

Interest rate caps, credit default swaps, and receiver swaps, a type of interest rate swap, are carried at fair value. The Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security. Receiver swaps protect the Company from credit risk in the fixed income portfolio. These do not meet the criteria of an effective hedge.

Investment income is recorded on an accrual basis. Amounts payable or receivable under total return, currency, credit default, interest rate and inflation swap agreements are recognized as investment income or expense when incurred. The Company does not engage in derivative financial instrument transactions for speculative purposes. Refer to Note 6 for additional disclosures regarding derivatives.

Other Invested Assets  The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore have been recognized as a liability. LIHTC investments are reviewed for OTTI, which is accounted for as a realized loss. See Note 3 for additional information regarding LIHTC investments.

Other invested assets also includes receivables for unsettled investment transactions, notes receivable from Janney Montgomery Scott, LLC (“JMS”), an affiliate, and the Company’s investment in its affiliate, ISP. See Note 11 for additional information regarding these other invested assets.

OTTI EVALUATION  Bonds, mortgage-backed and asset-backed securities  The Company considers an impairment to be other-than-temporary if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans,

Page 8	The Penn Mutual Life Insurance Company

(In Thousands)

prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses, and the interest related portion of the loss is disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Alternative assets  The Company’s evaluation for OTTI includes consideration of the remaining life of the partnerships and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost of the partnership investments. Any such impairments are accounted for as a realized loss.

LIHTC  OTTI for LIHTC investments is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value, and the impairment is accounted for as a realized loss.

INVESTMENT INCOME DUE AND ACCRUED  Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

PREMIUMS DUE AND DEFERRED  Deferred premium is the portion of premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium that is due and unpaid as of the reporting date, net of loading and nonadmitted receivables that are greater than 90 days in age. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income. The deferred and uncollected amounts and loading were as follows at December 31:

	2016				2015

	New	Renewal	Group	Total	New	Renewal	Group	Total
Uncollected premium	$508	$9,502	NA		$126	$8,570	NA
Uncollected loading	(435)	(954)	NA		(98)	(1,117)	NA

Net uncollected	73	8,548	$382	$9,003	28	7,453	$420	$7,901

Deferred premium	16,175	58,868	NA		10,979	51,853	NA
Deferred loading	(12,876)	8,440	NA		(8,499)	8,678	NA

Net deferred	$3,299	$67,308	$5	$70,612	$2,480	$60,531	$7	$63,018

Subtotal — gross deferred and uncollected				79,615				70,919
Nonadmitted				(881)				(1,123)

Premiums due and deferred, net				$78,734				$69,796

FEDERAL INCOME TAX  The Company files a consolidated federal income tax return with its insurance and non-insurance subsidiaries, with the exclusion of Vantis and its subsidiary, Vantis Life Insurance Company of New York. Each subsidiary’s tax liability or refund is accrued on a benefits for loss basis. The Company reimburses subsidiaries

2016 Statutory Financial Statements	Page 9

(In Thousands)

for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTP”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets, after the consideration of any necessary valuation allowance, in excess of the statutory limits are treated as nonadmitted assets and charged to surplus.

CORPORATE OWNED LIFE INSURANCE  The Company purchases life insurance policies on certain officers and employees on which the Company is designated as the beneficiary. The Company recognizes the cash surrender value of the policies as an asset on the Statement of Admitted Assets, Liabilities and Surplus. Changes in the cash surrender value of the policies are recorded as an adjustment to the premiums paid for the insurance coverage, which is recognized as part of interest credited to policyholders within Benefits paid to policyholders and beneficiaries on the Statements of Income and Changes in Surplus.

REINSURANCE  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $5,000 for single life and $7,500 for joint lives.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. Refer to Note 10 for further discussion.

Funds Held Under Coinsurance  The Company records a liability for funds held pursuant to a 70% coinsurance with funds withheld agreement entered into with PIA. The liability represents the economic reserves under the terms of the reinsurance agreement. Refer to Note 10 for further discussion of this reinsurance agreement.

OTHER ASSETS  Computer equipment and packaged software is reported at cost of $105,153 and $100,608, less accumulated depreciation of $85,008 and $81,467 at December 31, 2016 and 2015, respectively. Computer equipment and packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. Depreciation expense on computer equipment and packaged software charged to operations in 2016 and 2015 was $3,541 and $2,299, respectively. Furniture is depreciated on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are depreciated over the remaining life of the lease. Building and property improvements are depreciated to the lesser of contractor estimate or the remaining life of the building.

Other assets also includes receivables related to centrally cleared derivative transactions, receivables for collateral remitted to counterparties, amounts due from affiliates under the terms of service agreements. See Note 6 for additional information regarding derivative transactions and Note 11 for additional information regarding related party transactions.

SEPARATE ACCOUNT ASSETS AND LIABILITIES  The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life

Page 10	The Penn Mutual Life Insurance Company

(In Thousands)

insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The Separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/ (losses) on the assets, which reflects fair value. The investment income and realized capital gains/ (losses) from separate account assets accrue to the policyholders and are not included in the Statements of Income. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Income and Changes in Surplus.

The Company issues variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”), GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”), and GMWB with inflation protection. In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account. See Note 4 for a discussion of the Company’s obligation regarding these product features.

NONADMITTED ASSETS  designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset that is in excess of limits prescribed by SAP, the pension plan assets, certain investments in partnerships for which financial audits are not performed, certain other receivables, advances and prepayments, and uncollected premiums greater than 90 days from the due date. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Surplus. As of December 31, 2016 and 2015, the Company’s total nonadmitted assets were $220,270 and $184,986, respectively.

RESERVES AND FUNDS FOR THE PAYMENT OF INSURANCE AND ANNUITY BENEFITS  Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force.

Any adjustments that are made to the reserve balances are reflected in the Statements of Income in the year in which such adjustments are made, with the exception of changes in valuation bases which are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level, modified preliminary term or CRVM methods using the 1941, 1958, 1980, and 2001 Commissioners’ Standard Ordinary Mortality and American Experience Tables and assumed interest rates ranging from 2.25% to 4.50%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

Reserves for fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1949, 1971, 1983, 2000, and 2012 Individual Annuity Mortality Tables and rates ranging from 2.00% to 13.25%. An insignificant amount of reserves uses an assumed interest rate greater than 10%.

The Company also has deferred variable annuity contracts containing GMDB, GMAB and GMWB features. The Company establishes reserves according to requirements prescribed by the NAIC in Actuarial Guideline XLIII (VACARVM). See Note 4 for further discussion.

2016 Statutory Financial Statements	Page 11

(In Thousands)

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 and 1983 Group Annuity Mortality Tables and 1994 Group Annuity Reserving Tables with assumed interest rates ranging from 4.50% to 13.25%. Approximately 1% of reserves use an assumed interest rate greater than 10%.

The Company had $7,035,410 and $5,665,313 and as of December 31, 2016 and 2015, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Commonwealth of Pennsylvania.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released have been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS  Reserves for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year.

POLICYHOLDERS’ DIVIDENDS  The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statements of Income. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Trustees. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges.

POLICY CLAIMS IN PROCESS  include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE  The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity.

ASSET VALUATION RESERVE  The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships, LIHTC investments, and LLCs as well as non-interest related declines in the value of bonds, and certain derivatives. The AVR is reported in the Statements of Admitted Assets, Liabilities and Surplus, and the change in AVR is reported in the Statements of Income and Changes in Surplus.

DRAFTS OUTSTANDING  that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES  Other liabilities primarily include accruals for general and operating expense, life insurance premiums received in advance of the due date, net transfers due from the separate accounts, and liabilities related to postretirement benefit plans in an underfunded position. Refer to Note 8 for additional disclosures on the Company’s benefit plans.

BENEFIT PLANS  The Company recognizes a liability for the funded status of defined benefit pension and post retirement plans where the projected benefit obligation exceeds plan assets (underfunded) and nonadmits assets for the funded status of defined benefit pension and post retirement plans where the fair value of plan assets exceed the projected benefit obligation (overfunded). See Note 8 for additional disclosures on the Company’s benefit plans.

CONTINGENCIES  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual. See Note 12 for further discussion.

Page 12	The Penn Mutual Life Insurance Company

(In Thousands)

SURPLUS NOTES  On July 1, 2010, the Company issued Surplus Notes (“2010 Notes”) with a principal balance of $200,000, at a discount of $8,440. The 2010 Notes bear interest at 7.625%, and have a maturity date of June 15, 2040. The 2010 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 7.625% 2010 Notes is scheduled to be paid semiannually on March 31 and September 30 of each year. At December 31, 2016 and 2015, the amortized cost basis of the 2010 Notes was $192,182 and $192,065, respectively. Interest paid on the 2010 Notes was $15,250 and $15,250 for the years ended December 31, 2016 and 2015, respectively. Total interest paid since the issuance of the 2010 Notes is $95,313.

On June 23, 2004, the Company issued Surplus Notes (“2004 Notes”) with a principal balance of $200,000, at a discount of $3,260. The 2004 Notes bear interest at 6.65%, and have a maturity date of June 15, 2034. The 2004 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 6.65% 2004 Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2016 and 2015, the amortized cost basis of the 2004 Notes was $197,424 and $197,347, respectively. Interest paid on the 2004 Notes was $13,300 and $13,300 for the years ended December 31, 2016 and 2015, respectively. Total interest paid since the issuance of the 2004 Notes is $163,220.

Interest expense on surplus notes requires prior approval from the Pennsylvania Insurance Department.

RISK-BASED CAPITAL  Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2016, the Company’s surplus exceeds these minimum levels.

PREMIUM AND RELATED EXPENSE RECOGNITION  Life insurance premium revenue is generally recognized as revenue on the gross basis when due from the policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits. Benefit payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

OTHER REVENUE  Other revenue includes commission and expense allowance recognized by the Company pursuant to reinsurance agreements, as well as the modified coinsurance reserve adjustment relating to a coinsurance/modified coinsurance reinsurance agreement entered into with a third party effective December 31, 2015. Other revenue also includes fees charged to policyholders.

OTHER EXPENSES  Other expenses includes amounts paid to PIA relating to interest earned on the funds withheld assets held by the Company pursuant to the 70% coinsurance with funds withheld agreement entered into with PIA that is discussed in Note 10. Other expenses also includes benefits paid by the Company under reinsurance agreements with PIA relating to index credits on certain universal life policies.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES  Realized capital gains and losses, net of taxes, excludes gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are transferred to the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

2016 Statutory Financial Statements	Page 13

(In Thousands)

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

FEDERAL HOME LOAN BANK BORROWINGS  In August 2014, the Company became a member of the FHLB-PGH, which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified in “Borrowed money.” Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. FHLB-PGH is a first-priority secured creditor.

The Company’s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within Common stock — unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable. Current borrowings are subject to prepayment penalties.

As of December 31, 2016 and 2015, borrowings from the FHLB-PGH, segregated by those classified as advances and funding agreements, including the maximum outstanding during the years ended December 31 were as follows:

	2016	Maximum during 2016	2015	Maximum during 2015

Debt — Advances	$—	$—	$—	$—
Funding Agreements	300,000	600,000	450,000	450,000

Total	$300,000	$600,000	$450,000	$450,000

NEW ACCOUNTING STANDARDS

In November 2016, the NAIC adopted revisions to SSAP No. 56, “Separate Accounts,” that removed the requirement to disclose the total maximum guarantee for separate account products by the general account of a reporting entity. The revised guidance is effective for the year ending December 31, 2016. The Company is no longer disclosing this amount in Note 5.

In November 2016, the NAIC adopted revisions to SSAP No. 26, “Bonds, Excluding Loan-backed and Structured Securities” (“SSAP No. 26”), and SSAP No. 43R, “Loan-Backed and Structured Securities” (“SSAP No. 43R”), that added clarification to certain existing disclosure requirements. The revisions clarified that loan backed securities are within the scope of the disclosure of carrying value, fair value, and gross unrealized gains and gross unrealized losses for bonds. The revisions also clarified that bonds classified as short-term investments are to be included in the scope of the disclosure of carrying value and fair value disaggregated by maturity periods. The new guidance is effective for the year ending December 31, 2016. The impact of this revised guidance on the Company’s disclosures is included in Note 3.

In June 2016, Principle Based Reserves (VM -20) met the minimum threshold for state adoptions and therefore will become effective on January 1, 2017. The new regulation will allow Insurers to develop reserves that are more reflective of the risks embedded in the products through the use of the Company’s own experience in the development of the critical assumptions used in the calculation. The regulation will impact new issues prospectively and there is a three year safe harbor until full compliance is required. The Company is currently performing feasibility studies and developing an implementation plan. There is no impact to the 2016 Financial Statements as a result of this standard.

In June 2016, the NAIC adopted revisions to SSAP No. 1, “Disclosure of Accounting, Policies, Risks & Uncertainties, and Other Disclosures” (“SSAP No. 1”), which require disclosure of the nature, amount, and location within the financial statements of any assets received as collateral and related offsetting liabilities. The revised guidance is effective for the year ending December 31, 2016. The impact of this revised guidance in the Company’s financial statements is reflected in Note 5.

Page 14	The Penn Mutual Life Insurance Company

(In Thousands)

In June 2016, the NAIC adopted additional revisions to SSAP No. 1 . The guidance promulgated a disclosure requirement for investments in securities with an NAIC designation of 5*. The new disclosure requires a comparative presentation of the number of such securities held, aggregate carrying value and aggregate fair value, disaggregated by certain general investment categories. The guidance became effective upon adoption and is applicable for the year ended December 31, 2016. The adoption of this guidance is not material to the Company.

In June 2016, the NAIC adopted additional revisions to SSAP No. 26, and SSAP No. 43R. The guidance adds disclosure requirements related to the amount such prepayment penalties and acceleration fees received disaggregated by certain types of call features. The guidance takes effect January 1, 2017, with early adoption permitted. The Company has not early adopted this guidance.

During 2015, the NAIC adopted revisions to SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities” (“SSAP No. 97”), that added new requirements for the year ended December 31, 2015 to disclose the gross, nonadmitted, and net admitted values of non-insurance SCAs, as well as certain information regarding the filing of such SCAs with the NAIC Securities Valuation Office (“SVO”). In June 2016, the NAIC adopted additional revisions to SSAP No. 97 that clarified the types of SCAs that fall within the scope of this disclosure. The additional revisions also provide a template for a tabular disclosure presentation. The impact of this adopted guidance on the Company’s financial statement disclosures is reflected in Note 11.

Note 3.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

BONDS AND PREFERRED STOCK  The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and preferred stock as of December 31:

		Gross Unrealized Capital
2016	Admitted Value	Gains	Losses	Estimated Fair Value

U.S. Treasury, U.S. Agency and other governmental securities	$223,027	$7,815	$7,032	$223,810
States and political subdivisions	1,166,572	120,143	9,482	1,277,233
Corporate securities	4,173,684	308,251	50,913	4,431,022
Residential mortgage-backed securities	307,964	12,184	3,327	316,821
Commercial mortgage-backed securities	1,678,683	44,769	18,322	1,705,130
Asset-backed securities	1,079,593	30,735	10,839	1,099,489

Total bonds	8,629,523	523,897	99,915	9,053,505
Redeemable preferred stock	107,952	3,143	3,456	107,639

Total bonds and preferred stock	$8,737,475	$527,040	$103,371	$9,161,144

2016 Statutory Financial Statements	Page 15

(In Thousands)

		Gross Unrealized Capital
2015	Admitted Value	Gains	Losses	Estimated Fair Value

U.S. Treasury, U.S. Agency and other governmental securities	$267,478	$6,891	$7,585	$266,784
States and political subdivisions	1,116,530	129,477	7,489	1,238,518
Corporate securities	4,019,897	270,799	132,668	4,158,028
Residential mortgage-backed securities	210,292	15,549	1,002	224,839
Commercial mortgage-backed securities	1,480,434	40,462	20,520	1,500,376
Asset-backed securities	1,040,326	22,600	25,205	1,037,721

Total bonds	8,134,957	485,778	194,469	8,426,266
Redeemable preferred stock	72,595	4,456	53	76,998

Total bonds and preferred stock	$8,207,552	$490,234	$194,522	$8,503,264

Included in the table above are securities held in custody and restricted for use under a reinsurance agreement with an admitted value and fair value totaling $684,603 and $755,513, respectively, as of December 31, 2016 and $632,040 and $693,765, respectively as of December 31, 2015.

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2016 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

	Admitted Value	Estimated Fair Value

Due in one year or less	$182,463	$182,274
Due after one year through five years	503,027	527,951
Due after five years through ten years	1,030,968	1,061,618
Due after ten years	3,857,030	4,172,273
Residential mortgage-backed securities(1)	356,604	360,816
Commercial mortgage-backed securities(1)	1,720,770	1,748,975
Asset-backed securities(1)	1,138,696	1,159,633

Total bonds	8,789,558	9,213,540
Redeemable preferred stock	107,952	107,639

TOTAL BONDS AND PREFERRED STOCK	$8,897,510	$9,321,179

(1) Includes U.S. Treasury/Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings, securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $107,075, primarily in asset-backed securities. The mortgage and other asset-backed securities portfolios are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 6.08 years.

Investments on deposit with regulatory authorities as required by law were $3,848 and $3,859 at December 31, 2016 and 2015, respectively. Investments pledged as collateral for derivative contracts were $2,194 and $17,752 at December 31, 2016 and 2015, respectively. These investments are not available for use by the Company. The Company also has pledged collateral in the form of cash for certain derivative transactions. Refer to Note 6 for additional disclosures on derivatives and related collateral.

Page 16	The Penn Mutual Life Insurance Company

(In Thousands)

At December 31, 2016, the largest industry concentration of the Company’s portfolio was investments in the electric utilities sector of $642,407, representing 7% of the total debt securities portfolio.

CREDIT LOSS ROLLFORWARD  The following represents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was not recognized in earnings:

As of December 31,	2016	2015

Balance, beginning of period	$30,731	$30,731
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(585)	—
Credit loss impairments previously recognized on securities impaired to fair value during the period	—	—
Credit loss impairment recognized in the current period on securities not previously impaired	—	—
Additional credit loss impairments recognized in the current period on securities previously impaired	—	—

Balance, end of period	$30,146	$30,731

UNREALIZED LOSSES ON INVESTMENTS  Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2016 are temporary in nature.

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31:

	Less than 12 months		Greater than 12 months		Total
2016	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss

U.S. Treasury, U.S. Agency and other governmental securities	$33,551	$2,728	$33,250	$4,304	$66,801	$7,032
States and political subdivisions	253,077	7,917	15,482	1,565	268,559	9,482
Corporate securities	990,775	33,595	221,981	17,318	1,212,756	50,913
Residential mortgage-backed securities	157,939	3,151	17,457	176	175,396	3,327
Commercial mortgage-backed securities	419,994	7,644	250,223	10,678	670,217	18,322
Asset-backed securities	316,949	6,931	122,060	3,908	439,009	10,839

Total bonds	2,172,285	61,966	660,453	37,949	2,832,738	99,915
Redeemable preferred stock	62,882	3,433	1,152	23	64,034	3,456

Total bonds and redeemable preferred stock	$2,235,167	$65,399	$661,605	$37,972	$2,896,772	$103,371

2016 Statutory Financial Statements	Page 17

(In Thousands)

	Less than 12 months		Greater than 12 months		Total
2015	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss

U.S. Treasury, U.S. Agency and other governmental securities	$149,978	$7,585	$5	$—	$149,983	$7,585
States and political subdivisions	201,214	6,743	12,789	746	214,003	7,489
Corporate securities	1,446,874	109,186	81,069	23,482	1,527,943	132,668
Residential mortgage-backed securities	70,638	1,002	—	—	70,638	1,002
Commercial mortgage-backed securities	484,300	18,287	28,687	2,233	512,987	20,520
Asset-backed securities	559,261	18,250	68,775	6,955	628,036	25,205

Total bonds	2,912,265	161,053	191,325	33,416	3,103,590	194,469
Redeemable preferred stock	4,072	32	1,180	21	5,252	53

Total bonds and redeemable preferred stock	$2,916,337	$161,085	$192,505	$33,437	$3,108,842	$194,522

Included in the December 31, 2016 amounts above is the interest portion of other-than-temporary impairments on securities of $21.

Unrealized losses on debt securities that were in an unrealized loss position less than twelve months at December 31, 2016, totaled 63% of the Company’s total fixed maturities unrealized loss, and unrealized losses on securities in an unrealized loss position greater than twelve months totaled 37% of the Company’s total fixed maturities unrealized loss. Of the total amount of debt securities unrealized losses, $96,114 or 93% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating in accordance with the NAIC methodology of 1 or 2. Unrealized losses on fixed maturity securities with a rating below investment grade represent $7,257 or 7% of the Company’s total fixed maturities unrealized losses.

The decrease in the gross unrealized loss position is primarily related to credit spreads tightening across all major asset classes, partially offset by the increasing interest rate environment; the 10yr and 30yr treasury rates rose 18 basis points and 5 basis points, respectively.

U.S. Treasury, U.S. Agency and Other Governmental Securities  Unrealized losses on the Company’s investments in U.S. Treasury, U.S. Agency and other governmental obligations were $7,032 or 7% of the Company’s unrealized losses for debt securities. These were spread over 13 securities primarily related to the increasing interest rate environment.

States and Political Subdivisions  Unrealized losses on the Company’s investments in states and political subdivisions were $9,482 or 9% of the Company’s unrealized losses for debt securities. These were spread over 71 securities and the increase in the gross unrealized loss position is attributable to an increase in treasury rates.

Corporate Securities  Unrealized losses on corporate securities were $50,913 or 49% of the total unrealized losses for debt securities. The amount of unrealized losses on the Company’s investment in corporate securities is spread over 295 individual securities with varying interest rates and maturities. There was 1 corporate security with a fair value below 80% of the security’s amortized cost. The decrease in the gross unrealized loss position is primarily attributable to the tightening of credit spreads among investment grade and high yield.

Residential and Commercial Mortgage-Backed Securities  Unrealized losses on mortgage-backed securities were $21,649 or 21% of the total unrealized losses for debt securities. The gross unrealized loss position was relatively unchanged. These losses were spread across 152 fixed and variable rate securities, 100% of which are investment grade. There was 1 mortgage-backed security that was priced below 80% of the security’s amortized cost.

Page 18	The Penn Mutual Life Insurance Company

(In Thousands)

Management believes the collateral is sufficient to recover amortized cost. The Company measures its mortgage-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. When the fair value of the security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other than temporarily impaired. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows.

Asset-Backed Securities  Unrealized losses on asset-backed securities were $10,839 or 11% of the total unrealized losses for debt securities. The decrease in the gross unrealized loss position is primarily related to tightening spreads for select issues. These losses are spread across 90 securities. Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. When the fair value of a security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other-than-temporarily impaired. The Company also evaluates these securities for other-than-temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. There were no asset-backed securities that were priced below 80% of the security’s amortized cost.

Redeemable Preferred Stock  Unrealized capital losses on redeemable preferred stock were $3,456 or 3% of the total unrealized capital losses for debt securities. The amount of unrealized capital losses on the Company’s investment in redeemable preferred stock is spread over 28 individual securities. There were no redeemable preferred stocks that were priced below 80% of the security’s amortized cost.

COMMON STOCK — UNAFFILIATED  The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock.

		Gross Unrealized Capital
	Admitted Value	Gains	Losses	Estimated Fair Value

December 31, 2016:
Unaffiliated common stock	$95,609	$467	$12,417	$83,659

December 31, 2015:
Unaffiliated common stock	$119,372	$—	$23,365	$96,007

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses that are deemed to be only temporarily impaired and length of time that individual securities have been in an unrealized capital loss position, at:

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2016	$8,097	$661	$50,652	$11,756	$58,749	$12,417
December 31, 2015	$25,317	$6,834	$50,207	$16,531	$75,524	$23,365

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 13 individual securities. There were 4 unaffiliated common stock securities that were priced below 80% of the security’s cost. Management has determined that the unrealized losses on the Company’s investments in unaffiliated common stock at December 31, 2016 are temporary in nature. For further discussion on how the Company evaluates the impairment, see Note 2.

2016 Statutory Financial Statements	Page 19

(In Thousands)

Federal Home Loan Bank  The Company’s investment in the FHLB-PGH Class B Membership Capital Stock as of December 31, 2016 and 2015 was $1,578 and $1,513, respectively. The Company also invested $12,000 and $18,000 in FHLB-PGH Activity Stock as of December 31, 2016 and 2015. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

As of December 31, 2016 and 2015, the Company’s borrowing capacity with the FHLB-PGH was $792,580 and $685,916, respectively.

The following represents the amount of collateral pledged to the FHLB-PGH, and the maximum amount of collateral pledged is as follows:

	December 31, 2016	Maximum during 2016	December 31 2015	Maximum during 2015

Carrying value	$344,103	$650,743	$496,789	$498,253
Fair value	$363,639	$720,196	$531,031	$544,091

The amount of interest paid to FHLB-PGH on borrowings classified as funding agreements for the years ended December 31, 2016 and 2015 was $3,839 and $1,304, respectively.

OTHER THAN TEMPORARY IMPAIRMENTS  For the year ended December 31, 2016, the Company recognized other than temporary impairments on loan-backed securities due to the Company’s:

December 31, 2016	Amortized Cost Prior to OTTI	OTTI
		Interest	Non-Interest	Fair Value

Intent to sell	$—	$—	$—	$—
Lack of intent to hold to recovery	—	—	—	—
Expected PV of cash flows less than cost	13,046	—	6,645	6,401

Total other than temporary impairments	$13,046	$—	$6,645	$6,401

There were no other than temporary impairments recognized on loan-backed securities for the year ended December 31, 2015.

In addition, during the years ended December 31, 2016 and 2015, the Company recognized realized losses of $1,191 and $2,358, respectively, related to the impairment of non-loan-backed debt securities.

REAL ESTATE  Investments in real estate consist of the Company’s home office property. As of December 31, 2016 and 2015, accumulated depreciation on real estate amounted to $21,127 and $19,840, respectively.

Page 20	The Penn Mutual Life Insurance Company

(In Thousands)

ALTERNATIVE ASSETS  The following table presents the Company’s Alternative assets portfolio as of December 31:

2016	Carrying Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period

Venture capital	$192,444	$138,265
MBO	72,259	107,545
Distressed	48,390	64,431
Real asset	63,286	42,725
Mezzanine	18,729	19,422
Infrastructure*	17,730	123	Semi-annually	30 Days
Hedge funds	32,340	—	Monthly	5-90 Days
Secondaries	9,076	20,520
Fund of funds	13,409	8,729
Senior mezzanine	8,758	9,218
Direct lending	6,837	1,802

Total Alternative Assets	$483,258	$412,780

*	Redemption option only applies to one infrastructure fund (Value = $7,045; Unfunded Commitment = $0)

2015	Carrying Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period

Venture capital	$170,284	$132,893
MBO	54,482	74,197
Distressed	48,041	25,494
Real asset	56,586	59,790
Mezzanine	19,412	15,013
Infrastructure*	18,684	153	Semi-annually	30 days
Hedge funds	40,798	—	Monthly	5-90 days
Secondaries	7,179	12,158
Fund of funds	15,156	4,495
Senior mezzanine	10,381	8,646
Direct lending	9,234	2,179

Total Alternative Assets	$450,237	$335,018

*	Redemption option only applies to one infrastructure fund (Value = $7,538; Unfunded Commitment = $0)

The investment values are provided per the partnerships’ capital statements. The Company has reviewed events that have occurred since the date the values were calculated and has determined that no adjustments to the calculated values are necessary. With the exception of four open-ended investments within the portfolio, the Company’s interest cannot be redeemed. Instead, distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years.

As of December 31, 2016, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $6,393 and $5,340 for the years ended December 31, 2016 and 2015, respectively, associated with other-than-temporary impairments of certain partnership investments.

The Company recognized realized gains of $258 and $283 for the years ended December 31, 2016 and 2015, respectively, associated with liquidations of the company’s interest in partnerships.

2016 Statutory Financial Statements	Page 21

(In Thousands)

OTHER INVESTED ASSETS  The components of other invested assets as of December 31, 2016 and 2015 were as follows:

December 31,	2016	2015

LIHTC	$58,552	$66,582
Receivable for securities	4,022	—
Other invested assets-affiliated	443,560	353,121
Other invested assets-unaffiliated	1,381	1,855

Total other invested assets	$507,515	$421,558

Other invested assets-affiliated represents the Company’s investment in its subsidiary ISP, notes receivable held by the Company from JMS, a subsidiary of ISP, and the Company’s investment in GUBF. Refer to Note 11 for additional discussion on Other invested assets-affiliated.

Low Income Housing Tax Credits  The Company has no LIHTC properties under regulatory review at December 31, 2016 and 2015. There were no write downs due to forfeiture of eligibility and there were no impairments during the years ended December 31, 2016 or 2015.

Commitments of $20,362 and $21,777 have been recorded in other liabilities as of December 31, 2016 and 2015, respectively. The Company has unexpired tax credits with remaining lives ranging between 7 - 12 years and required holding periods for its LIHTC investments between 10 - 15 years.

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS/ (LOSSES)  The following table summarizes the major categories of net investment income for the years ended:

December 31,	2016	2015

Income:
Bonds and preferred stock	$452,442	$436,133
Common stocks — affiliated	5,300	46,600
Unaffiliated	9,575	9,930
Real estate	3,036	2,760
Policy loans	15,981	14,810
Alternative assets	47,659	43,641
Other invested assets	32,903	18,279
Other	1,845	768
Derivatives	3,839	9,198
IMR amortization	(4,091)	(1,728)

Total investment income	568,489	580,391

Expenses:
Surplus note interest	28,744	28,731
Depreciation of real estate	1,287	1,240
Other investment expenses	17,992	18,576

Total investment expenses	48,023	48,547

NET INVESTMENT INCOME	$520,466	$531,844

Page 22	The Penn Mutual Life Insurance Company

(In Thousands)

During 2016 and 2015, proceeds from sales of bonds, preferred stock, and common stocks, and related gross realized gains and losses on those sales were as follows for the years ended December 31:

	2016			2015

	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses
Bonds	$426,152	$55,749	$8,764	$547,690	$34,816	$11,693
Preferred stock	4,950	—	71	10,288	—	249
Common stock	51,825	1,556	6,343	66,265	546	—

There was no nonadmitted accrued investment income at December 31, 2016 and 2015.

Realized capital gains are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended:

December 31,	2016	2015

Realized capital gains	$64,004	$47,082
Less:
Amount transferred to IMR (net of related taxes of $(25,943) in 2016 and $(26,710) in 2015)	11,078	9,641
Income tax effect on realized capital gains	26,983	26,710

NET REALIZED CAPITAL GAINS	$25,943	$10,731

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

The Company did not sell any securities with the NAIC’s designation 3 or below during the years ended December 31, 2016 and 2015 that were reacquired within 30 days of the sale date.

STRUCTURED NOTES  The following table represents structured notes held by the Company as of December 31:

2016
CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage Referenced Security (Y/N)

3136F9RQ8	$1,294	$1,582	$1,451	N
912810FD5	182	237	181	N
912828C99	51,317	52,223	51,785	N

2015
CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage Referenced Security (Y/N)

3136F9RQ8	$1,294	$1,564	$1,423	N
912810FD5	182	236	135	N
912828C99	51,317	50,454	51,115	N
912828WU0	19,575	19,026	19,610	N

2016 Statutory Financial Statements	Page 23

(In Thousands)

Note 4.  RESERVES AND FUNDS FOR PAYMENT OF ANNUITY BENEFITS

The Company’s separate accounts are non-guaranteed. The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit type contracts are illustrated below as of December 31:

2016	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	324,973	—	324,973	4%
At fair value	—	6,145,775	6,145,775	64%

Subtotal	324,973	6,145,775	6,470,748	68%

At book value — without adjustment	1,628,409	—	1,628,409	17%
Not subject to discretionary withdrawal	1,319,846	141,936	1,461,782	15%

Total annuity reserves and deposit liabilities gross	3,273,228	6,287,711	9,560,939	100%

Less: reinsurance ceded	(4,296)	—	(4,296)

TOTAL ANNUITY RESERVES AND DEPOSIT LIABILITIES, NET	$3,268,932	$6,287,711	$9,556,643

2015	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	462,848	—	462,848	5%
At fair value	—	5,861,942	5,861,942	62%

Subtotal	462,848	5,861,942	6,324,790	66%

At book value — without adjustment	1,454,495	—	1,454,495	15%
Not subject to discretionary withdrawal	1,419,965	316,908	1,736,873	18%

Total annuity reserves and deposit liabilities gross	3,337,308	6,178,850	9,516,158	100%

Less: reinsurance ceded	(4,132)	—	(4,132)

TOTAL ANNUITY RESERVES AND DEPOSIT LIABILITIES, NET	$3,333,176	$6,178,850	$9,512,026

The following summarizes total annuity actuarial reserves and liabilities for deposit-type contracts at December 31:

	2016	2015

Statutory Statements of Admitted Assets, Liabilities and Surplus:
Policyholders’ reserves — group annuities	$243,571	$261,356
Policyholders’ reserves — individual annuities	2,207,355	2,100,475
Liabilities for deposit-type contracts	796,696	947,337
VACARVM reserves	21,310	24,008

Subtotal	3,268,932	3,333,176

Separate Account Annual Statement:
Annuities	6,287,681	6,178,717
Supplementary contracts with life contingencies	13	118
Other annuity contract-deposit-funds	17	15

Subtotal	6,287,711	6,178,850

TOTAL RESERVES	$9,556,643	$9,512,026

Page 24	The Penn Mutual Life Insurance Company

(In Thousands)

As of December 31, 2016 and 2015, the Company has recorded reserves of $300,363 and $450,299, respectively, related to outstanding borrowings from the FHLB-PGH classified as funding agreements.

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM  provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments.” This guarantee is a standard death benefit on all individual variable annuity products.

STEP-UP  provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

RISING FLOOR  provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2016	2015

Account value	$6,383,890	$6,131,714
Net amount at risk	59,621	127,648

The Company has variable annuity contracts that have GMAB and GMAB/GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation or death benefit protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2016:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,706	$192,907	$184,605
GMWB w/inflation	12,922	2,121,709	2,072,861
GMAB/GMWB	16,360	2,810,253	2,736,035
GMWB w/ DB	1,032	163,474	156,076

Total	32,020	$5,288,343	$5,149,577

The following table summarizes the account values for the different benefit types as of December 31, 2015:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,641	$179,155	$170,432
GMWB w/inflation	12,630	1,991,421	1,935,732
GMAB/GMWB	16,104	2,647,553	2,564,041
GMWB w/ DB	934	140,841	133,117

Total	31,309	$4,958,970	$4,803,322

2016 Statutory Financial Statements	Page 25

(In Thousands)

Reserves for living and death benefits are based on the methodology specified in Actuarial Guideline XLIII (VACARVM), which specifies the final reserve as the greater of standard and stochastic scenarios floored at the basic adjusted reserve and cash value. The standard scenario is based on a single path, deterministic projection with stipulated assumptions. The stochastic scenario is based on the Conditional Tail Expectation (“CTE”) 70% of 1000 stochastically generated interest rate scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the stochastic amount. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder behavior. In addition, a method for projecting interest rates and equity returns is required. The stochastic process also requires the projection of in-force general account assets, assets from reinvested cash flows and in-force hedge assets that support the liabilities. The key assumptions needed in valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, implied volatility and swap interest rates. At December 31, 2016 and 2015, the standard scenario was the greater of the two measures and was used as the final reserve. The final reserve balance for policies that fall within the scope of Actuarial Guideline XLIII, which covers both Living and Death Benefit guarantees, is $6,254,404 and $5,985,327, as of December 31, 2016 and 2015, respectively. During 2016 and 2015, as a result of the annual assumption review, there was a release of reserves of $0 and $100, respectively.

Note 5.  SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC  The Company maintains separate accounts, which are registered with the Securities Exchange Commission (“SEC”), for its individual variable life and annuity products with assets of $7,155,006 and $6,894,442 at December 31, 2016 and 2015, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Separate Accounts Not Registered with the SEC  The Company also maintains separate accounts, which are not registered with the SEC, with assets of $147,602 and $323,396 at December 31, 2016 and 2015, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Information regarding the Separate accounts of the Company, all of which are nonguaranteed, is as follows:

Years Ended December 31,	2016	2015

Premiums considerations and deposits	$358,081	$493,263
Reserves at December 31, at market value	7,145,135	7,039,100
Subject to discretionary withdrawal at market value	7,145,135	7,039,100

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Income and Changes in Surplus:

Years Ended December 31,	2016	2015

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$358,080	$493,263
Transfers from separate accounts	(592,214)	(382,347)

Transfers as reported in the Statements of Income	$(234,134)	$110,916

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. For the current reporting year, the Company reported assets and liabilities from variable life and annuity product lines into a separate account.

Page 26	The Penn Mutual Life Insurance Company

(In Thousands)

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following product mix as of December 31:

Product Description	2016	2015

Enhanced Deferred Individual Annuity	$5,901,830	$5,622,325
Single Life Variable Universal Life	605,533	601,078
Basic Deferred Individual Annuity	388,288	402,107
Joint Life Variable Universal Life	259,355	268,932
Deferred Group Annuity	147,602	323,396

Total	$7,302,608	$7,217,838

Certain separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate account paid risk charges to the general account totaling $53,865 and $49,294 for the years ended December 31, 2016 and 2015, respectively and $178,949 for the four-year period between 2013 and 2016.

For the years ended December 31, 2016 and 2015, the general account of the Company has paid $808 and $681, respectively, and $4,605 cumulatively over the last five years towards separate account guarantees.

Note 6.  DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company uses swaps, swaptions, futures, forward contracts, caps and options to hedge these risks.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over the Counter (“OTC”) derivative contracts. In addition, as a result of Dodd Frank Title VII, interest rate swaps are now centrally cleared through an exchange.

The following table presents the notional values, fair values and carrying values of derivative instruments designated and qualifying as hedging instruments. Derivative instruments with carrying values showing a gain are reported in other invested assets. Derivative instruments with carrying values showing a loss are reported in other liabilities.

2016 Statutory Financial Statements	Page 27

(In Thousands)

Derivative Instruments Designated and Qualifying as Hedging Instruments

December 31,	2016						2015
		Notional Value	Fair Value		Carrying Value			Notional Value	Fair Value		Carrying Value
	Number		Gain	(Loss)	Gain	(Loss)	Number		Gain	(Loss)	Gain	(Loss)

Cash flow hedges:
Equity options	64	$1,981,354	$89,232	$—	$59,412	$—	64	$1,579,347	$33,285	$—	$50,011	$—
Currency swaps	—	—	—	—	—	—	3	17,266	1,323	—	1,056	—
Interest rate swaps	1	50,000	—	(1,116)	—	—	1	50,000	—	(849)	—	—
Fair value hedges:
Interest rate swaps	2	45,000	—	(3,945)	—	—	2	45,000	—	(3,608)	—	—

Total designated and qualifying as hedges	67	$2,076,354	$89,232	$(5,061)	$59,412	$—	70	$1,691,613	$34,608	$(4,457)	$51,067	$—

The following table presents the notional and fair values of derivative financial instruments not designated and not qualifying as hedging instruments. Fair values showing a gain are reported in other invested assets. Fair values showing a loss are reported in other liabilities. For the derivative instruments shown below, fair values equal carrying values.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

December 31,	2016				2015
		Notional Value	Fair Value			Notional Value	Fair Value
	Number		Gain	(Loss)	Number		Gain	(Loss)

Interest rate futures	2,600	$357,451	$1,084	$(2,832)	1,100	$262,300	$—	$(1,837)
Credit default swaps	1	5,000	—	(518)	1	5,000	—	(604)
Equity futures	400	44,724	—	(105)	1,055	106,361	—	(1,192)
Interest rate swaps	24	2,593,400	4,110	(82,650)	34	3,465,600	3,973	(44,223)
Inflation swaps	2	125,000	—	(8,012)	2	125,000	—	(11,467)
Equity options	8	431,620	5,360	(1,672)	15	813,990	2,450	(3,395)
Total return swaps	15	657,628	—	(101,363)	14	569,497	2,112	(32,296)
Swaptions	4	350,000	—	(1,945)	2	170,000	—	(464)
Treasury forwards	3	115,712	—	(16,920)	1	20,000	—	(508)

Total not designated and not qualifying as hedges	3,057	$4,680,535	$10,554	$(216,017)	2,224	$5,537,748	$8,535	$(95,986)

Page 28	The Penn Mutual Life Insurance Company

(In Thousands)

The impact of derivative instruments reported on the Statements of Income for the years ended December 31, 2016 and 2015, segregated by derivatives designated and qualifying as hedging instruments and derivatives not designated and not qualifying as hedging instruments, is reported in the tables below:

Derivative Instruments Designated and Qualifying as Hedging Instruments

Years Ended December 31,	2016			2015
	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]	Benefits paid to policyholders and beneficiaries	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]	Benefits paid to policyholders and beneficiaries

Cash flow hedges:
Equity options	$—	$—	$(4,636)	$—	$—	$2,939
Interest rate swaps	641	—	—	583	—	—
Currency swaps	61	3,124	—	150	5,106	—
Fair value hedges:
Interest rate swaps	(1,056)	—	—	(1,166)	5,479	—

Total qualifying hedges	$(354)	$3,124	$(4,636)	$(433)	$10,585	$2,939

1	Net investment gains/(losses) were transferred to the IMR.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2016		2015
	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]

Interest rate futures	$—	$3,086	$—	$8,839
Credit default swaps	(253)	(2)	(254)	—
Equity futures	—	668	—	(10,430)
Foreign currency forwards	—	—	—	2,573
Interest rate swaps	(698)	67,312	10,066	17,588
Inflation swaps	(161)	—	(2,128)	—
Equity options	—	(23,817)	—	4,441
Total return swaps	5,305	(25,360)	1,947	(4,846)
Swaptions	—	1,474	—	2,126
Treasury forwards	—	9,245

Total nonqualifying hedges	$4,193	$32,606	$9,631	$20,291

1	$13,852 and $2,267 of the net investment gains/(losses) were transferred to the IMR for the years ended December 31, 2016 and 2015, respectively.

Derivative Instruments Designated and Qualifying as Hedging Instruments

The Company has entered into currency swaps that qualify for hedge accounting. These have been designated as cash flow hedges of cash flows related to foreign currency securities. These currency swaps are used to reduce market risks from changes in foreign exchange rates. The hedging instruments are held at amortized cost. For the currency swaps, the change in value related to foreign exchange fluctuations is recognized as an unrealized gain or loss, as applicable. The change in unrealized capital gains/(losses) for these currency swaps designated and qualifying as hedging instruments for the years ended December 31, 2016 and 2015 were $(1,057) and $(674) respectively.

The company has entered into an interest rate swap that qualifies for hedge accounting. The swap has been designated as a cash flow hedge of cash flows related to the variability of interest rate payments associated with holdings of 3-month LIBOR variable rate fixed income securities. The hedging instrument is held at amortized cost. The effective portion of the hedge flows through the income statement. At termination, the gain or loss on the derivative is transferred to the IMR and amortized into income over the remaining life of the derivative.

2016 Statutory Financial Statements	Page 29

(In Thousands)

Derivative instruments used in cash flow hedges that meet the criteria of a highly effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows is 9 years.

The Company has purchased equity options in the form of call spreads that qualify for hedge accounting. These have been designated as cash flow hedges of cash flows related to the annual return of the S&P 500 Index. These call spreads are used to hedge the increase in liability associated with indexed credits on IUL and VUL policies. As these are derivatives in a highly effective hedge, they are carried at cost in a manner consistent with the firm commitment being hedged. At termination, a realized gain amount, net of the cost basis, is recognized within benefits paid to policyholders and beneficiaries on the Statements of Operations, consistent with the change in liability associated with the account value. In the event that the hedge fails to qualify as being highly effective at any of the accounting measurement points, the hedge will be considered ineffective and the derivative will be marked to market and the associated change will be recognized as unrealized gain/(loss). At the time of exercise or expiration of the derivative, the associated realized gain or loss will flow through net investment gain/(loss) on the income statement.

The company has entered into interest rate swaps that qualify for hedge accounting. The swaps have been designated as fair value hedges of changes in the market values of specific bonds in the corporate bond portfolio due to changes in interest rates. While effective, the valuation of the derivative follows the valuation of the hedged asset. The variable rate fixed income securities are carried at amortized cost. Amortized cost for the derivative is zero. Therefore, for an effective hedge, the derivative is not recorded on the balance sheet. If the hedge is no longer effective or if the hedging arrangement is discontinued, the derivative is accounted for at fair value and the change in fair value is recorded as unrealized gains or losses. At termination, the gain/(loss) on the derivative would be realized and tax affected. The tax affected amount is allocable to the Interest Maintenance Reserve, because it is attributable to changes in interest rates and is on a derivative that was hedging a financial asset, and is amortized into income over the remaining life of the derivative.

During the year ended December 31, 2015, the Company entered into and subsequently terminated fair value hedge accounting for an interest rate swap. When the derivative instrument was closed it resulted in a realized gain of $5,479 which was transferred to the IMR and will be amortized into income over the remaining duration of the hedged asset.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company enters into interest rate caps, interest rate and equity futures, credit default swaps, forward contracts, interest rate swaps, inflation swaps and equity options that do not qualify for hedge accounting.

These instruments are carried at fair value and are classified as either other invested assets or other liabilities in the Statements of Admitted Assets, Liabilities and Surplus. The Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company may use “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities.

The Company uses interest rate swaps, interest rate futures, treasury forwards and swaptions to reduce market risks from changes in interest rates; the Company uses inflation swaps as an economic hedge to reduce inflation risk associated with inflation-indexed liabilities.

Total return swaps, equity options and equity futures are used to hedge the company’s liability risk exposure to declines in the equity markets.

The Company offers IUL products which have embedded options with guaranteed returns. The Company uses equity options in the form of call spread options for protection from rising equity levels and rising volatility.

Page 30	The Penn Mutual Life Insurance Company

(In Thousands)

The change in unrealized capital gains/(losses) for derivative instruments not designated and not qualifying as hedging instruments are as follows for the years ended December 31:

	2016	2015

Interest rate futures	$90	$(960)
Credit default swaps	86	(13)
Equity futures	1,087	4,513
Foreign currency forward	—	(1,489)
Interest rate swaps	(37,969)	(16,725)
Inflation swaps	3,455	(927)
Equity options	21,493	(13,479)
Total return swaps	(71,179)	(7,348)
Swaptions	58	(208)
Treasury forwards	(16,414)	(508)

Total	$(99,293)	$(37,144)

The Company offers a variety of variable annuity contracts with GMAB or GMWB (described further in Note 4). The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the Company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into various derivative instruments. The changes in value of the futures will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

CREDIT RISK

The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the counterparty’s credit rating. As of December 31, 2016 and 2015, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, the agreements with the counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2016 and 2015, the Company pledged collateral of $155,897 and $128,318, respectively, in the form of securities and cash. The cash received from held collateral is invested in an interest bearing money market fund and is reflected as a short term investment.

As of December 31, 2016 and 2015, the Company pledged collateral for futures contracts of $6,984 and $10,134, respectively, in the form of cash. Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

Note 7.  FAIR VALUE OF FINANCIAL INSTRUMENTS AND OFF-BALANCE-SHEET RISK

FAIR VALUE MEASUREMENT  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. The Company has categorized its assets and liabilities

2016 Statutory Financial Statements	Page 31

(In Thousands)

into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis, that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored on quarterly basis by financial and investment professionals who utilize additional subject matter experts as applicable. The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

BONDS  The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services or internally developed pricing.

In order to validate reasonability of valuations received from independent pricing services, prices are reviewed by internal investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. In circumstances where prices from independent pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with an internally developed valuation that utilizes market information and activity. As of December 31, 2016 and 2015, there were no debt securities carried at fair value that were valued in this manner.

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(In Thousands)

In circumstances where market data such as quoted market prices or vendor pricing is not available, estimated fair value is calculated internally using internal estimates based on significant observable inputs are used to determine fair value. Inputs considered in developing internal pricing vary by type of security; however generally include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Internally priced securities using significant observable inputs are classified within Level 2 of the fair value hierarchy which generally include the Company’s investments in privately-placed corporate securities and investments in certain ABS that are priced using observable market data. Inputs considered for these securities generally include: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated internally by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

The Company’s Level 3 debt securities generally include certain ABS priced using one or multiple broker quotes, asset backed trust preferred debt, auction rate securities, and certain public and private debt securities priced internally based on observable and unobservable inputs.

Significant inputs used in valuing the Company’s Level 3 debt securities include: issue specific credit adjustments, illiquidity premiums, estimation of future collateral performance cash flows, default rate assumptions, acquisition cost, market activity for securities considered comparable and non-binding quotes from certain market participants. Certain of these inputs are considered unobservable, as not all market participants will have access to this data.

The methodologies followed for valuing the Company’s significant Level 3 debt securities include:

•

Asset backed securities — These assets are valued based upon broker quotes which are updated regularly. The quoted valuation is based upon a discounted cash flow model and the assumptions underlying the model include swap curve rates, prepayment and default assumptions and an illiquidity premium. On a periodic basis, management reviews the underlying assumptions with the quoting broker and reviews the final quotes for reasonableness.

•

Asset backed trust preferred securities — The process used to value these assets consists of determining the current market price and credit spread of the underlying floating rate security that will be received at maturity of the trust. That value is then discounted based upon a rate consisting of the applicable swap yield to maturity, the discount margin and an illiquidity premium established by management.

EQUITY SECURITIES  Equity securities consist principally of investments in common and preferred stock of publicly traded companies, exchange traded funds, closed-end funds, and FHLB-PGH capital stock.

Common Stock  The fair values of most publicly traded common stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. Fair value for the FHLB capital stock approximates par value and is classified within Level 3 of the Company’s fair value hierarchy.

Preferred Stock  The fair values of publicly traded preferred stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of non-exchange traded preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with recent market trades we have directly observed. Accordingly, these securities are classified within Level 2 in the Company’s fair value hierarchy. Preferred stock that is internally priced utilizes less observable inputs. The specific natures of the inputs are evaluated on a security by security basis by our investment professionals; however, securities of this type are generally classified within Level 3 of the fair value hierarchy.

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(In Thousands)

CASH AND SHORT-TERM INVESTMENTS  Short-term investments carried at Level 1 consist of money market funds and investments purchased with maturities of greater than three months and less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS  The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

The Company’s exchange traded futures include index futures that are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

Derivative positions traded in the OTC derivative market where fair value is determined based upon values received form counterparties are classified within Level 2. These investments include: interest rate swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward contracts, and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors and/or recent trading activity. In order to validate reasonability of prices received by counterparties, prices are reviewed by our investment professionals through comparison with directly observed recent market trades, comparison with internal valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to our observations of those inputs in the market. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

Refer to Note 6 for additional disclosures regarding derivatives.

SEPARATE ACCOUNT ASSETS  Separate account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification within Level 1 of the Company’s fair value hierarchy.

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(In Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2016	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$1,494	$—	$1,494
Commercial MBS	—	—	—	—
Asset-backed securities	—	—	1,514	1,514

Total Bonds	—	1,494	1,514	3,008
Redeemable Preferred Stock	—	—	7,544	7,544
Common stock — unaffiliated	70,070	—	13,589	83,659
Derivatives
Futures	1,084	—	—	1,084
Interest rate swaps	—	4,110	—	4,110
Equity options	—	5,360	—	5,360

Total derivatives	1,084	9,470	—	10,554

Total investments	71,154	10,964	22,647	104,765
Separate account assets(1)	7,302,608	—	—	7,302,608

Total assets	$7,373,762	$10,964	$22,647	$7,407,373

Liabilities:
Derivatives
Interest rate swaps	$—	$(82,650)	$—	$(82,650)
Credit default swaps	—	(518)	—	(518)
Futures	(2,937)	—	—	(2,937)
Equity options	—	(1,672)	—	(1,672)
Inflation swaps	—	(8,012)	—	(8,012)
Swaptions	—	(1,945)	—	(1,945)
Total return swaps	—	(101,363)	—	(101,363)
Treasury forwards	—	(16,920)	—	(16,920)

Total Liabilities	$(2,937)	$(213,080)	$—	$(216,017)

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Surplus.

2016 Statutory Financial Statements	Page 35

(In Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2015	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$4,759	$—	$4,759
Commercial MBS	—	—	8,000	8,000
Asset-backed securities	—	—	1,579	1,579

Total Bonds	—	4,759	9,579	14,338
Redeemable preferred stock	—	—	—	—
Common stock — unaffiliated	75,523	—	20,484	96,007
Derivatives
Interest rate swaps	—	3,973	—	3,973
Equity options	—	2,450	—	2,450
Total Return Swaps	—	2,112	—	2,112

Total derivatives	—	8,535	—	8,535

Total investments	75,523	13,294	30,063	118,880
Separate account assets(1)	7,217,838	—	—	7,217,838

Total assets	$7,293,361	$13,294	$30,063	$7,336,718

Liabilities:
Derivatives
Interest rate swaps	$—	$(44,222)	$—	$(44,222)
Credit default swaps	—	(604)	—	(604)
Futures	(3,030)	—	—	(3,030)
Equity options	—	(3,395)	—	(3,395)
Inflation swaps	—	(11,467)	—	(11,467)
Swaptions	—	(464)	—	(464)
Total return swaps	—	(32,296)	—	(32,296)
Treasury forwards	—	(508)	—	(508)

Total liabilities	$(3,030)	$(92,956)	$—	$(95,986)

SIGNIFICANT TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2  There were no significant transfers between Level 1 and Level 2.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS  When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

There was 1 asset that was transferred out of Level 3 due to impairment of that asset to market value and there were no assets transferred in to Level 3 for the period ending December 31, 2016. There was one asset that had an NAIC designation downgrade in 2015, requiring that it be carried at the lower of amortized cost or fair value. This has been classified as Level 3.

Page 36	The Penn Mutual Life Insurance Company

(In Thousands)

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2016 and 2015 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	Commercial MBS	Asset- Backed Securities	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2016	$8,000	$1,579	$—	$20,484	$30,063
Transfers in	—	—	—	—	—
Transfers out	(4,194)	—	—	—	(4,194)
Total gains or losses (realized/unrealized) included in:
Income/(loss)	(5,359)	15	(56)	—	(5,400)
Surplus	1,932	(8)	—	—	1,924
Amortization/Accretion	68	—	—	—	68
Purchases/(Sales):
Purchases	—	—	7,600	65	7,665
(Sales)	(447)	(72)	—	(6,960)	(7,479)

Balance December 31, 2016	$—	$1,514	$7,544	$13,589	$22,647

	Commercial MBS	Asset- Backed Securities	Common Stock	Total Assets

Balance January 1, 2015	$—	$1,640	$2,592	$4,232
Transfers in	8,000	—	—	8,000
Transfers out	—	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	—	17	—	17
Surplus	—	5	—	5
Amortization/Accretion	—	—	—	—
Purchases/(Sales):
Purchases	—	—	18,000	18,000
(Sales)	—	(83)	(108)	(191)

Balance December 31, 2015	$8,000	$1,579	$20,484	$30,063

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2016:

	Fair Value	Valuation Technique	Significant Unobservable Inputs	Rate/Range or/ weighted avg.

Assets:
Investments
Bonds
Asset-backed securities	$1,514	Broker quote(1)	Not Available	N/A

Redeemable preferred stock	7,544	Matrix(2)	Liquidity and Structure spreads	125-225 bps

Common stock
Unaffiliated	11
FHLB Membership Stock	13,578	Cost(3)	Not available	N/A

Total investments	$22,647

(1)	Broker quoted fair values on these asset backed securities represent indicative, non-binding quotes developed by a single market maker. The significant inputs are not developed by the Company and are not reasonably available.

2016 Statutory Financial Statements	Page 37

(In Thousands)

(2)	The Company utilizes comparable transactions in the market, as well as other information available in Bloomberg and applies various spreads.
(3)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

The following tables summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2016	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$9,053,505	$8,629,523	$83,838	$8,814,309	$155,358
Redeemable preferred stock	107,639	107,952	60,621	37,537	9,481
Common stock-unaffiliated	83,659	83,659	70,070	—	13,589
Cash and short-term investments	213,173	213,173	213,173	—	—
Derivatives	99,785	69,966	1,084	98,701	—
Separate Account assets	7,302,608	7,302,608	7,302,608	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,474,216	$2,458,512	$—	$—	$2,474,216
Derivatives	221,078	216,017	2,937	218,141	—
Separate Account liabilities	7,302,608	7,302,608	7,302,608	—	—

2015	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$8,426,266	$8,134,957	$73,900	$7,589,325	$763,041
Redeemable preferred stock	76,998	72,595	44,056	30,980	1,962
Common stock-unaffiliated	96,007	96,007	75,523	—	20,484
Cash and short-term investments	245,071	245,071	245,071	—	—
Derivatives	43,143	59,602	—	43,143	—
Separate Account assets	7,217,838	7,217,838	7,217,838	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,394,501	$2,352,887	$—	$—	$2,394,501
Derivatives	95,986	95,986	92,956	3,030	—
Separate Account liabilities	7,217,838	7,217,838	7,217,838	—	—

During 2016, securities with a fair value totaling $616,717 were transferred from Level 3 to Level 2 due to a change in pricing methodology from broker quote to internal estimates using significant observable inputs and being priced by independent services using observable inputs.

Note 8.  BENEFIT PLANS

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

Page 38	The Penn Mutual Life Insurance Company

(In Thousands)

PENSION PLANS  The Company has both funded (“qualified pension plan”) and unfunded (“nonqualified pension plans”) non-contributory defined benefit pension plans covering all eligible employees (collectively, the “pension plans”). The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act (“ERISA”) of 1974. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

The Company approved the freezing of benefits under its qualified pension plan and nonqualified Tax Equity and Fiscal Responsibility Act (“TEFRA”) pension plans effective December 31, 2005; therefore, no further benefits are accrued for participants.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS  The Company provides certain life insurance and health care benefits (“other postretirement healthcare plans”) for its retired employees and advisers, and their beneficiaries and covered dependents.

OTHER PLANS  The Company has non-qualified deferred compensation plans that permit eligible key employees, advisers, and trustees to defer portions of their compensation to these plans. Certain Company contributions in excess of allowable qualified plan limits may also be credited to these plans. Company contributions are recorded as expenses and earnings/(losses) on investments are recorded to interest credited to policyholder funds in the Statements of Income and Changes in Surplus. To hedge against volatility for the investment earnings credited, the Company has purchased corporate-owned life insurance contracts.

BENEFIT OBLIGATIONS  Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary increases. Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

The following table sets forth the plans’ change in projected benefit obligation of the defined benefit pension and other postretirement plans as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2016	2015	2016	2015

Change in projected benefit obligation
Projected benefit obligation at beginning of year	$172,191	$181,602	$22,023	$24,827
Service cost	—	—	401	416
Interest cost	7,520	7,273	790	850
Actuarial loss/(gain)	6,136	(7,600)	(2,756)	(2,580)
Benefits paid	(9,335)	(9,084)	(1,306)	(1,490)
Change in plan provisions	—	—	—	—

Projected benefit obligation at end of year	$176,512	$172,191	$19,152	$22,023

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2016	2015	2016	2015

Discount rate	4.20%	4.50%	4.00%	4.20%
Rate of compensation increase	N/A	N/A	N/A	N/A

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities

2016 Statutory Financial Statements	Page 39

(In Thousands)

corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

The assumed health care cost trend rates used in determining the benefit obligation for the other postretirement healthcare plans were as follows as of December 31:

	2016		2015
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.90%	8.10%	7.25%	7.75%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	4.50%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2025	2025	2025	2025

PLAN ASSETS  The change in plan assets of pension plans and other postretirement healthcare plans represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31:

	Pension Benefits		Other Benefits
	2016	2015	2016	2015

Change in plan assets:
Fair value of plans assets at beginning of year	$174,859	$179,097	$—	$—
Actual return on plan assets	10,118	2,277	—	—
Employer contribution	2,606	2,569	1,306	1,490
Benefits paid	(9,335)	(9,084)	(1,306)	(1,490)

Fair value of plan assets at end of year	$178,248	$174,859	$—	$—

The plan assets of the qualified pension plan consist primarily of investments in mutual funds through a group annuity contract with Penn Mutual. The fair value of those funds is based upon quoted prices in an active market, resulting in a classification of Level 1. During 2016, the qualified pension plan also invests in a bond fund that is managed by a subsidiary of the Company. The fair value of this fund is based upon the net asset value used as a practical expedient obtained from the investment manager, resulting in a classification of Level 2.

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2016:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$85,744	$—	$—	$85,744
Bond funds	49,020	36,315	—	85,335
Money market funds	7,169	—	—	7,169

Total	$141,933	$36,315	$—	$178,248

Page 40	The Penn Mutual Life Insurance Company

(In Thousands)

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2015:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$84,442	$—	$—	$84,442
Bond funds	66,215	—	—	66,215
Money market funds	24,202	—	—	24,202

Total	$174,859	$—	$—	$174,859

The Company’s overall investment strategy with respect to pension assets is growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objectives over the long term. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. The target allocation for 2016 and 2015 was a 40%-60%/ 40%-60% allocation between equity and bond funds. The Company will continue its policy to rebalance the portfolio on an annual basis. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis.

The Company’s qualified pension plan asset allocation and target allocations at December 31, 2016 and 2015 are as follows:

	2017 Target Allocation	Percentage of Plan Assets As of December 31,
Asset Category		2016	2015

Equity funds	50.0%	48.1%	48.3%
Bond funds	50.0%	47.9%	37.9%
Money market funds	—%	4.0%	13.8%

Total	100.0%	100.0%	100.0%

The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets, and expectations concerning future returns in the marketplace for both equity and debt securities. Lower returns on plan assets result in higher net periodic benefit cost.

AMOUNTS RECOGNIZED IN THE STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS

The funded status of the defined benefit pension plans and other postretirement healthcare plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial gains or losses and unrecognized prior service costs or credits.

2016 Statutory Financial Statements	Page 41

(In Thousands)

The following table sets forth the funded status of the plans as of December 31, 2016 and 2015 as of the measurement date:

	Pension Plans		Other Postretirement Healthcare Plans
	2016	2015	2016	2015

Benefit obligation	$(176,512)	$(172,191)	$(19,152)	$(22,023)
Fair value of plan assets	178,248	174,859	—	—

Funded Status	$1,736	$2,668	$(19,152)	$(22,023)

The funded status reconciles to amounts reported in the Statement of Admitted Assets, Liabilities and Surplus as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2016	2015	2016	2015

Prepaid pension asset (nonadmitted)	$28,795	$30,593	$—	$—
Accrued benefit cost and liability for benefits recognized (other liabilities)	(27,059)	(27,925)	(19,152)	(21,925)

	1,736	2,668	(19,152)	(21,925)
Unrecognized transition liability	—	—	—	(98)

Funded Status	$1,736	$2,668	$(19,152)	$(22,023)

The breakout of the fair value of plan assets, projected benefit obligation and accumulated benefit obligation for plans in an overfunded status, where the fair value exceeded the projected benefit obligation, and plans in an underfunded status, where the projected benefit obligation exceeded the fair value of plan assets were as follows as of December 31:

	Overfunded Pension Plans		Underfunded Pension Plans
	2016	2015	2016	2015

Projected benefit obligation	$(149,453)	$(144,266)	$(27,059)	$(27,925)
Fair value of plan assets	178,248	174,859	—	—

Funded Status	$28,795	$30,593	$(27,059)	$(27,925)

Accumulated benefit obligation	$(149,453)	$(144,266)	$(27,059)	$(27,925)

SURPLUS ITEMS NOT YET RECOGNIZED  The amounts in surplus that have not yet been recognized as part of net periodic benefit cost/(credit) were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2016	2015	2016	2015

Unrecognized prior service cost	$—	$—	$1,756	$1,755
Unrecognized actuarial (gain)/loss	39,173	31,778	(1,962)	794

Total	$39,173	$31,778	$(206)	$2,549

The following represents activity relating to amounts recognized in surplus or included in the remaining unrecognized transition liability from the adoption of SSAP No. 92, “Accounting for Postretirement Benefits Other

Page 42	The Penn Mutual Life Insurance Company

(In Thousands)

Than Pensions,” during the year ended December 31, 2016 and 2015, including reclassification adjustments for those amounts recognized as components of net periodic benefit cost/(credit), for the years ended December 31:

	Pension Benefits		Other Benefits
	2016	2015	2016	2015

Items not yet recognized as a component of net periodic benefit cost/(credit) — prior year	$31,778	$29,896	$2,549	$5,128
Net prior service cost arising during the period	—	—	—	—
Net prior service (cost)/credit recognized to net periodic benefit cost/(credit)	—	—	1	1
Net actuarial loss/(gain) arising during the period	8,014	2,426	(2,756)	(2,580)
Net actuarial (loss) recognized to net periodic benefit cost/(credit)	(619)	(544)	—	—

Items not yet recognized as a component of net periodic benefit cost — current year	$39,173	$31,778	$(206)	$2,549

Amounts in surplus expected to be recognized as components of net periodic benefit cost/(credit) in 2017 are as follows:

	Pension Plans	Other Postretirement Healthcare Plans

Amortization of net prior service credit	$—	$(1)
Amortization of actuarial net loss	975	—

NET PERIODIC BENEFIT COST/(CREDIT)  The components of net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2016	2015	2016	2015

Service cost	$—	$—	$401	$416
Interest cost	7,520	7,273	790	850
Expected return on plan assets	(11,996)	(12,302)	—	—
Amortization of prior service cost/(credit)	—	—	(1)	(1)
Amortization of actuarial losses/(gains)	619	544	—	—

Total net periodic benefit (credit)/cost	$(3,857)	$(4,485)	$1,190	$1,265

The weighted-average assumptions used to determine net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2016	2015	2016	2015

Discount rate	4.50%	4.10%	4.20%	3.80%
Expected return on plan assets	7.00%	7.00%	N/A	N/A
Rate of compensation increase	N/A	N/A	N/A	N/A

2016 Statutory Financial Statements	Page 43

(In Thousands)

The assumed health care cost trend rates used in determining net periodic benefit cost were as follows for the years ended December 31:

	2016		2015
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	7.25%	7.75%	7.45%	6.75%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2025	2025	2022	2022

Assumed health care trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point
	Increase	Decrease

Impact on total service and interest cost components	$79	$(69)
Impact of postretirement benefit obligation	1,051	(931)

ACTUAL CONTRIBUTIONS AND BENEFITS  The contributions made and the benefits paid from the plans at December 31 were as follows:

	Pension Benefits		Other Benefits
	2016	2015	2016	2015

Employer Contributions	$2,606	$2,569	$1,306	$1,490
Benefits Paid	$(9,335)	$(9,084)	$(1,306)	$(1,490)

CASH FLOWS  The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2017, the Company expects to make the minimum required contribution to the qualified pension plan, currently estimated to be $0. The Company expects to contribute to the nonqualified pension plans and other postretirement healthcare plans in amounts equal to the expected benefit costs of approximately $10,042 and $1,445, respectively.

The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations as of December 31, 2016 and 2015. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plans	Other Post Retirement Healthcare Plans

2017	$10,042	$1,445
2018	10,388	1,475
2019	10,655	1,495
2020	10,823	1,470
2021	10,910	1,458
Years 2022-2026	55,198	6,969

Total	$108,016	$14,312

Page 44	The Penn Mutual Life Insurance Company

(In Thousands)

DEFINED CONTRIBUTION PLANS  The Company maintains four defined contribution pension plans for substantially all of its employees and full-time advisers. For two plans, designated contributions of up to 6% or 8% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time advisers. The last plan, which covers employees of a subsidiary, is determined on a discretionary basis by the Board of Managers of that subsidiary. For the years ended December 31, 2016, and 2015, the expense recognized for these plans was $6,807 and $4,610, respectively.

At December 31, 2016 and 2015, $0 and $142,049, respectively, of the defined contribution plans’ assets were invested in the Company’s group annuity contracts.

Note 9.  FEDERAL INCOME TAXES

The Company follows Statement of Statutory Accounting Principles No. 101 — Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2016 and 2015.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company has not recorded a valuation allowance as of December 31, 2016 and 2015.

The components of deferred tax asset (DTAs) and deferred tax liabilities (DTLs) recognized by the Company are as follows as of December 31:

Description	2016			2015

	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$446,195	$85,635	$531,830	$440,023	$60,478	$500,501
Statutory valuation allowance adjustment				—	—	—

Adjusted gross deferred tax assets	446,195	85,635	531,830	440,023	60,478	500,501
Adjusted gross deferred tax assets nonadmitted	(127,156)	(26,095)	(153,251)	(118,039)	—	(118,039)

Subtotal — admitted adjusted deferred tax asset	319,039	59,540	378,579	321,984	60,478	382,462
Gross deferred tax liabilities	(123,336)	(30,834)	(154,170)	(93,950)	(57,833)	(151,783)

Net admitted deferred tax asset	$195,703	$28,706	$224,409	$228,034	$2,645	$230,679

2016 Statutory Financial Statements	Page 45

(In Thousands)

Description	Changes during 2016

	Ordinary	Capital	Total
Gross deferred tax assets/(liabilities)	$6,172	$25,157	$31,329
Statutory valuation allowance adjustment

Adjusted gross deferred tax assets	6,172	25,157	31,329
Adjusted gross deferred tax asset nonadmitted	(9,117)	(26,095)	(35,212)

Subtotal — admitted adjusted deferred tax asset	(2,945)	(938)	(3,883)
Gross deferred tax (liability)/asset	(29,386)	26,999	(2,387)

Net admitted deferred tax asset	$(32,331)	$26,061	$(6,270)

Admitted DTA’s are comprised of the following admission components based on paragraph 11 of SSAP No. 101 as of December 31:

Description	2016			2015

	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below)	195,703	28,706	224,409	198,868	31,811	230,679
1. Adjusted gross DTA expected to be realized following the balance sheet date	258,612	28,708	287,320	233,811	31,811	265,622
2. Adjusted gross DTA allowed per limitation threshold			224,409			230,679
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	123,336	30,834	154,170	123,116	28,667	151,783

DTA admitted as the result of application of SSAP No.101	$319,039	$59,540	$378,579	$321,984	$60,478	$382,462

Description	Changes during 2016

	Ordinary		Capital		Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$		$		$
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below))
1. Adjusted gross DTA expected to be realized following the balance sheet date		(3,165)		(3,105)		(6,270)
2. Adjusted gross DTA allowed per limitation threshold		24,801		(3,103)		21,698
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL		220		2,167		2,387

DTA admitted as the result of application of SSAP No. 101		$(2,945)		$(938)		$(3,883)

Page 46	The Penn Mutual Life Insurance Company

(In Thousands)

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of admissible net deferred tax assets was as follows:

December 31	2016	2015

Ratio percentage used to determine recovery period and threshold limitation amount	537%	539%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$1,694,373	$1,684,071

The impact of tax planning strategies on the determination of adjusted gross DTA’s and net admitted DTA’s is as follows:

Adjusted gross DTA’s

Percentage of adjusted gross deferred tax assets attributable to the impact of tax planning strategies

December 31, 2016			December 31, 2015			Change

Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
61%	96%	66%	67%	96%	71%	(6)%	—%	(5)%

Net admitted DTA’s

Percentage for net admitted adjusted gross deferred tax assets admitted because of the impact of tax planning strategies

December 31, 2016			December 31, 2015			Change

Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
70%	100%	74%	81%	100%	83%	(11)%	—%	(9)%

The Company’s tax planning strategies do not include the use of reinsurance. There are no temporary differences for which a DTL has not been established.

Significant components of income taxes incurred

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2016	2015

Current federal income tax expense/(benefit)	$(31,661)	$(33,190)
Receivable adjustment per IRS audit	—	(2,023)

Federal income tax (benefit)/expense	(31,661)	(35,213)
Income tax effect on realized capital gains/(losses)	26,983	26,710

Federal and foreign income taxes incurred	$(4,678)	$(8,503)

2016 Statutory Financial Statements	Page 47

(In Thousands)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows as of December 31:

	2016	2015	Change

DTA resulting in book/tax difference in:
Ordinary:
Future policy benefits	$48,140	$45,412	$2,728
DAC	111,111	101,039	10,072
Dividend to policyholders	20,300	16,800	3,500
Deferred compensation	36,610	35,228	1,382
Nonadmitted assets	18,083	18,224	(141)
AMT credits	2,000	—	2,000
LIHTC credits	40,874	33,872	7,002
NOL Carryforward	72,922	95,753	(22,831)
Reinsurance transaction	6,188	7,280	(1,092)
Coinsurance transaction	10,571	10,571	—
PML Reserve Financing	60,572	60,572	—
Other-ordinary	18,824	15,272	3,552

Statutory valuation allowance adjustment — ordinary	—	—	—
Nonadmitted ordinary DTAs	(127,156)	(118,039)	(9,117)

Admitted ordinary DTAs	319,039	321,984	(2,945)

Capital:
Investments	—	4,594	(4,594)
Net unrealized capital losses	56,927	23,816	33,111
OTTI on investments	28,708	32,068	(3,360)

Gross capital DTAs	85,635	60,478	25,157
Statutory valuation allowance adjustment — capital	—	—	—
Nonadmitted capital DTAs	(26,095)	—	(26,095)

Admitted capital DTAs	59,540	60,478	(938)

Admitted DTAs	378,579	382,462	(3,883)

DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	(111,834)	(82,684)	(29,150)
Other	(11,502)	(11,266)	(236)

Ordinary DTLs	(123,336)	(93,950)	(29,386)

Capital:
Investments — capital	—	(26,547)	26,547
Alternative asset investments	(30,834)	(31,286)	452

Capital DTLs	(30,834)	(57,833)	26,999

DTLs	(154,170)	(151,783)	(2,387)

Net deferred tax asset	$224,409	$230,679	$(6,270)

Page 48	The Penn Mutual Life Insurance Company

(In Thousands)

The change in deferred income taxes, exclusive of the effect of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statements of Changes in Surplus, is comprised of the following:

	2016	2015	Change

Total deferred tax assets	$531,830	$500,501	$31,329
Total deferred tax liabilities	(154,170)	(151,783)	(2,387)

Net deferred tax asset	377,660	348,718	28,942
Statutory valuation allowance adjustment (“SVA”)		—
Net deferred tax asset/(liability) after SVA	377,660	348,718	28,942

Tax effect of net unrealized gains/(losses)			(33,111)
Tax effect of postretirement liability			(1,658)

Change in net deferred income tax			$(5,827)

Reconciliation of Federal Income Tax Rate to Actual Effective Rate

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing the differences as of December 31, 2016 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$105,761	$37,016	35.0%
Income from affiliates	(34,207)	(11,972)	(11.3)%
Separate account dividend received deduction	(31,295)	(10,953)	(10.4)%
LIHTC	—	(9,002)	(8.5)%
Executive benefits	(6,018)	(2,106)	(2.0)%
IMR tax adjustment	4,091	1,432	1.3%
Dividends received deduction	(3,629)	(1,270)	(1.2)%
Other	(5,704)	(1,996)	(1.8)%

Total	28,999	$1,149	1.1%

Federal income taxes incurred		$(4,678)	(4.5)%
Change in net deferred income tax		5,827	5.6%

Total Statutory Taxes		$1,149	1.1%

The effective tax rate is primarily driven by the following components: (1) the reversal of income from affiliates, the tax on which is recorded in their separate company financial statements, (2) the separate account dividends received deduction, and (3) low income housing tax credits.

In 2015, two Form 3115 “Application for Change in Accounting Methods” were filed with the IRS for the tax treatment of Indexed Universal Life and Variable Annuity hedging methodologies. Management believes they have made adequate provisions for these adjustments.

At December 31, 2016, the Company had $208,349 of net operating loss carryforwards available that will begin to expire in 2027. In addition, the Company had LIHTC available of $40,874 that will expire starting in 2030.

At December 31, 2016, the Company had $2,000 Alternative Minimum Tax (“AMT”) credit carryforwards with no expiration.

2016 Statutory Financial Statements	Page 49

(In Thousands)

There was no income tax expense for 2016, 2015 and 2014 that is available for recoupment in the event of future net losses.

The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

The Company’s federal income tax return is consolidated with the majority owned subsidiaries listed below. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. The tax share agreement allows for each direct Subsidiary of Parent that owns stock of another Subsidiary to be treated as the Intermediate Parent of the Intermediate Parent Group.

A listing of the companies included in the consolidated return is as follows:

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Hornor, Townsend & Kent, Inc.

HTK Insurance Agency, Inc.

Penn Mutual Asset Management, Inc.

Longevity Insurance Company, Inc.

Tax years 2013 and subsequent are still subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2016 and 2015, the Company did not recognize or accrue penalties or interest.

The Company had no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

Note 10.  REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Gross Amount	Assumed	Ceded	Net Amount

December 31, 2016:
Premium and annuity considerations	$1,880,224	$84,731	$695,947	$1,269,008
Reserves and funds for payment of insurance and annuity benefits	10,540,803	41,979	2,154,624	8,428,158

December 31, 2015:
Premium and annuity considerations	$1,803,531	$74,152	$681,398	$1,196,285
Reserves and funds for payment of insurance and annuity benefits	9,673,780	36,706	1,784,794	7,925,692

The Company has entered into an indemnity reinsurance agreement with a single non-affiliated reinsurer, whereby the Company cedes its risk associated with the Disability Income line of business. Under the agreement, 95% of the assets and liabilities were transferred to the reinsurer, and the assets were placed in a trust that names the Company as beneficiary. As of December 31, 2016 and 2015, the Company had a related reserve credit of $209,499 and $191,425, respectively, which was secured by investment grade securities with a market value of $216,829 and $206,591, respectively, held in trust.

Page 50	The Penn Mutual Life Insurance Company

(In Thousands)

The Company entered into a coinsurance agreement with an authorized, non-affiliated reinsurer, effective January 1, 2013, to coinsure an existing block of guaranteed term products issued from 2007 through 2012. The coinsurance agreement generated an after-tax gain of $30,200, which was a direct increase to surplus and will be amortized into income over the emerging earnings of the business. The Company did not recognize any amortization of this gain for the years ended December 31, 2016 and 2015. The unamortized amount of the gain from this coinsurance agreement was $30,200 as of December 31, 2016 and 2015.

INTERCOMPANY REINSURANCE  The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

		Assumed/(Ceded)
		2016		2015
	Affiliate	Premium	Reserves	Premium	Reserves

Coinsurance Funds Withheld	PIA	$(47,429)	$(1,037,921)	$(48,702)	$(942,839)
IUL Inforce	PIA	(72,135)	(238,910)	(201,237)	(182,994)
Coinsurance	PIA	(176,493)	(551,859)	(134,135)	(428,233)
IUL	PIA	77,424	38,712	67,281	33,641
YRT — Over retention	PIA	2,308	272	2,114	236

Total		$(216,325)	$(1,789,706)	$(314,679)	$(1,520,189)

Coinsurance Funds Withheld  At December 31, 2014, the Company entered into a contract to cede reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. PIA contemporaneously reinsured the policies to PIA Reinsurance Company of Delaware I (“PIAre I”), an authorized, affiliated reinsurer.

The table below highlights the support for the Company reserve credit relating to its agreement with PIA, as well as the unamortized gain from the 2014 inforce transaction as of December 31:

	2016	2015

Reserve Credit	$1,037,921	$942,840
Assets supporting reserve:
Primary Assets	707,302	646,520
Other Assets — PIAre I	330,619	296,320
Unamortized initial gain	$173,062	$173,062

IUL Inforce  Effective January 1, 2015, PML ceded to PIA an inforce block of single life index universal life policies issued by PML between 2012 and 2014. The Company ceded 100% of the risk, net of inuring reinsurance. The Company transferred $113,021 of reserves and $81,000 in securities, and received $32,021 in ceding commission. The after-tax gain of $20,814 was a direct increase to surplus and will be amortized into income over the emerging earnings of the business. The Company recognized amortization of $3,100 and $0 related to this gain for the years ended December 31, 2016 and 2015. The unamortized gain related to this agreement was $17,714 and $20,814 as of December 31, 2016 and 2015, respectively.

Coinsurance  The Company cedes certain insurance risks to PIA on a coinsurance basis.

IUL  The Company assumes the equity risk associated with PIA’s Indexed UL products on a YRT basis. The Company will no longer accept index account segments with buy dates after December 31, 2016.

YRT Over Retention  The Company assumed from PIA policies issued after October 1, 2006 and before October 1, 2014 which resulted in retention greater than $1,000 per life.

2016 Statutory Financial Statements	Page 51

(In Thousands)

Note 11.  RELATED PARTIES

The Company entered into revolving loan agreements with JMS on March 13, 2009 and January 15, 2010, to provide funding in an amount not to exceed $65,000 and $50,000, respectively. Terms of the loans specify that semi-annual interest be paid on the outstanding balances based on market rates determined at the dates of the loans. The principal balances are due to mature in January 2029 and March 2029, respectively.

The Company entered into revolving loan agreement with JMS on January 25, 2013, to provide funding in an amount not to exceed $80,000. Terms of the loan specify the interest rate will be the published 3-Month Libor +250bps as of the draw date and will subsequently reset on the first business day of every fiscal quarter. The principal balance is due to mature in January 2033.

The Company entered into revolving loan agreement with JMS on September 15, 2016, to provide funding in an amount not to exceed $100,000. The principal balance is due to mature in September 2036.

The Company recorded $11,349 and $11,070 in interest income on these notes for the years ended December 31, 2016 and 2015, respectively. At December 31, 2016 and 2015, the Company had outstanding principle receivables from JMS of $165,000 and $165,000 and interest receivables of $2,879 and $2,797, respectively, relating to these agreements.

On December 31, 2016, the Company acquired Vantis, a Connecticut domiciled direct writer of individual tax deferred annuities and ordinary and group life insurance. Vantis is licensed to write life insurance and annuity products in forty-nine states and the District of Columbia. Vantis was acquired under the statutory purchase method at a cost of $75,779, which includes goodwill of $21,401. There was no amortization of goodwill in 2016.

On January 1, 2016, the Company invested in GUBF. The Company’s investment in GUBF at December 31, 2016 of $91,510 represents a majority ownership of the fund and is therefore considered to be an affiliate.

The following table summarizes the gross, nonadmitted, and net admitted value of the Company’s investment in SCA entities, segregated by line item classification within the Statements of Income:

December 31			2016				2015

	%	Gross	Nonadmitted	Net Admitted	%	Gross	Nonadmitted	Net Admitted
Common stock, affiliated:
PIA	100%	$393,919	$—	$393,919	100%	$363,063	$—	$363,063
HTK	100%	8,681	—	8,681	100%	9,525	—	9,525
PMAM	—	—	—	—	100%	1,608	(1,608)	—
Vantis	100%	75,779	—	75,779	—	—	—	—

Subtotal		478,379	—	478,379		374,196	(1,608)	372,588

Other invested assets:
ISP	95.78%	200,325	(13,274)	187,051	95.77%	201,389	(13,268)	188,121
PMAM	100%	2,079	(2,079)	—	100%	—	—	—

Subtotal		202,404	(15,353)	187,051		201,389	(13,268)	188,121

Total		$680,783	$(15,353)	$665,430		$575,585	$(14,876)	$560,709

The Company files the non-insurance company SCAs of HTK and PMAM with the NAIC SVO. The most recent filings for each of these SCAs were Sub-2 filings in May and July 2016, respectively. The NAIC Valuation method for both of these SCAs was 2ciB3 and no resubmissions were required. The NAIC Valuation amounts for these filings, which were as of December 31, 2015, were $9,425 and $0 for HTK and PML, respectively. The Company has received a rating equivalent to an NAIC 1 for the notes receivable from JMS.

Page 52	The Penn Mutual Life Insurance Company

(In Thousands)

The Company’s unconsolidated subsidiaries had combined assets of $8,287,070 and $7,235,991 and combined liabilities of $7,618,988 and $8,118,493 as of December 31, 2016 and 2015, respectively. The admitted value of the Company’s investments in subsidiaries includes goodwill of $62,929 and $41,524 and other intangible assets of $234 and $3,204 at December 31, 2016 and 2015, respectively.

During 2016 and 2015, the Company made capital contributions to ISP in the form of cash in the amount of $250 and $16,721, respectively.

Note 12.  COMMITMENTS, CONTINGENCIES AND UNCERTAINTIES

LITIGATION  The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

In 2012, a putative class action complaint was filed against the Company in federal court alleging that the Company breached its contracts by failing to distribute surplus in excess of an alleged statutorily prescribed limit. After the complaint was filed, the Company moved to dismiss the complaint and plaintiffs opposed the Company’s motion. The court decided the motion by abstaining from adjudicating the matter until the Commonwealth of Pennsylvania Insurance Department decided certain questions of law. The action has been joined in the Insurance Department and the parties are presently conducting discovery, as management evaluates potential costs, risks and uncertainties inherent in litigation or motivations to settle this matter. The Company believes that it has substantial defenses and will vigorously defend itself.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2016, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, to be up to approximately $50,000.

GUARANTY FUNDS  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2016 and 2015 was $175 and $375, respectively. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

LEASES  The Company has entered into an agreement in 2013 to sell and subsequently leaseback certain assets. Furniture and equipment was sold for $4,005 with a leaseback arrangement of $72 for 60 months. At the end of the lease term, the Company has the option to return the equipment, purchase it at fair value or extend the lease. The Company has also entered into other leases, primarily for field offices.

As of December 31, 2016 future minimum payments under noncancellable leases are as follows:

For the year ending:

2017	$12,087
2018	10,125
2019	8,449
2020	7,150
2021	5,553
Thereafter	15,434

2016 Statutory Financial Statements	Page 53

(In Thousands)

Rent expense was $18,194 and $17,524 as of December 31, 2016 and 2015, respectively.

COMMITMENTS  In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2016, the Company had outstanding commitments totaling $418,590 relating to these investment activities. The fair value of these commitments approximates the face amount.

PIA has provided a guaranty to maintain Longevity’s authorized control level RBC ratio at a minimum of 400%, up to a maximum exposure of $250,000. PML has agreed to limit PIA’s exposure under the guaranty to $50,000, resulting in a maximum exposure to PML of $200,000. As of December 31, 2016, Penn Mutual has not recognized any loss contingencies related to this guaranty.

UNCLAIMED PROPERTY  Significant attention has been focused on life insurance companies’ processes and procedures used to identify unreported death claims and whether life insurance companies use the Social Security Master Death File (“SSMDF”) to identify deceased policy and contract holders. The Company received notification from 14 states of their intent to examine compliance with their respective abandoned and unclaimed property acts. It is possible that other jurisdictions may pursue similar examinations. These actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company’s procedures. While the Company is not currently able to estimate these additional possible costs, the Company does not believe they will have a material impact to its financial position or liquidity.

LOW INTEREST RATE ENVIRONMENT  A period of sustained low interest rates could negatively impact the Company’s profitability as the interest margin could decline. Declines in our interest margin or instances where the returns on our general account investments are not enough to support the interest rate guarantees could have a material adverse effect on our businesses or results of operations. The Company recognizes this risk and has been proactive in our investment strategies, product designs, crediting rate strategies, and overall asset-liability practices to mitigate the risk of unfavorable consequences in this type of environment.

In periods when interest rates are declining or remain at low levels, we may have to reinvest the cash we receive as interest or return of principal on our investments in lower yielding instruments reducing our interest margin. Moreover, borrowers may prepay fixed-income securities and mortgage-backed securities in our general account in order to borrow at lower market rates, which exacerbates this risk. Lowering interest crediting rates helps to mitigate the effect of margin compression on some of our products. However, because many of our contracts have guaranteed minimum interest or crediting rates, our margin could still decrease and potentially become negative.

During a period of low interest rates, policy reserves may not be sufficient to meet future obligations and may need to be strengthened, which would reduce net income in that reporting period. No additional policyholder reserves were established in 2016 or 2015 as a result of the low interest rate environment.

Note 13.  DEBT

The Company has entered into repurchase agreements with financial institutions in the normal course of investment activities; however, there were no open positions as of December 31, 2016 and 2015.

Note 14.  SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2016 and through the financial statement issuance date of February 17, 2017 and has determined that there were no significant events requiring recognition in the financial statements and no additional events requiring disclosure in the financial statements.

Page 54	The Penn Mutual Life Insurance Company

PennMutual®
Our Noble Purpose
Since 1847, Penn Mutual has been driven by our noble purpose — to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.
©2017 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com
PM8315                         05/17

Part C

Other Information

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements included in Part B:

Financial Statements of Penn Mutual Variable Annuity Account III:

Report of Independent Registered Public Accounting Firm

Statements of Assets and Liabilities – December 31, 2016

Statements of Operations – For the Year Ended December 31, 2016

Statements of Changes in Net Assets – For the Years Ended December 31, 2016 and 2015

Notes to Financial Statements – December 31, 2016

Financial Statements of The Penn Mutual Life Insurance Company:

Report of Independent Auditors

Statements of Admitted Assets, Liabilities and Surplus for the Years Ended December 31, 2016 and 2015

Statements of Income and Changes in Surplus for the Years Ended December 31, 2016 and 2015

Statements of Cash Flows for the Years Ended December 31, 2016 and 2015

Notes to Financial Statements

(b)	Exhibits

1.

	(a)	Resolutions of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company authorizing the establishment of Penn Mutual Variable Annuity Account III (“Registrant”). Previously filed as Exhibit 1(a) to Registrant’s Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

	(b)	Resolutions of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company authorizing investments of the Registrant. Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on April 27, 1999 (File No. 333-62825 and Accession No. 0000950116-99-000834) and incorporated herein by reference.

	2.	Not applicable.

3.

	(a)(1)	Sales Support Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Previously filed as Exhibit 3(a) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on November 30, 1998 (File No. 333-62811 and Accession No. 0001036050-98-002055) and incorporated herein by reference.

	(a)(2)	Schedule I to the Sales Support Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Previously filed as Exhibit 3(a)(2) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(b)	Distribution Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Previously filed as Exhibit 3(b) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(c)	Form of Agent’s Agreement relating to broker-dealer supervision. Previously filed as Exhibit 3(c) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(d)

Form of Broker-Dealer Selling Agreement (for broker-dealers licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Previously filed as Exhibit 3(d) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(e)	Form of Broker-Dealer Selling Agreement (for broker-dealers with affiliated corporations licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Previously filed as Exhibit 3(e) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(f)	Schedule A to Broker-Dealer Selling Agreement, Broker-Dealer Selling Agreement - Form A-2 and Corporate Insurance Agent Selling Agreement - Form A-1 (Edition of May 2012). Previously filed as Exhibit 3(d) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

4.

(a)(i)	Individual Variable and Fixed Annuity Contract (Form ICC11-VA-C). Previously filed as Exhibit 4(a)(i) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(a)(ii)	B Share Option Contract Specifications (Form ICC11-CS.B-C). Previously filed as Exhibit 4(a)(ii) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(a)(iii)	L Share Option Contract Specifications (Form ICC11-CS.L-C). Previously filed as Exhibit 4(a)(iii) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(a)(iv)	X Share Option Contract Specifications (Form ICC11-CS.X-C). Previously filed as Exhibit 4(a)(iv) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(a)(v)	Individual Variable Annuity – Advisory Contract Specifications (Form ICC16-CS.I-FB). Previously filed as Exhibit 4(a)(v) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on December 27, 2016 (File No. 333-177543 and Accession No. 0001193125-16-803623) and incorporated herein by reference.

(b)(i)	Rider – Guaranteed Minimum Death Benefit Enhancement (Form ICC11-GMDB-C). Previously filed as Exhibit 4(b)(i) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(b)(ii)	GMDB Additional Contract Specifications (Form ICC11-ACS.GMDB-C). Previously filed as Exhibit 4(b)(ii) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(c)(i)	Rider – Guaranteed Lifetime Withdrawal Benefit with Guaranteed Growth and Minimum Death Enhancement (Form ICC11-WBDB-C). Previously filed as Exhibit 4(c)(i) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(c)(ii)	WBDB Additional Contract Specifications (Form ICC11-ACS.WBDB-C). Previously filed as Exhibit 4(c)(ii) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(d)(i)	Rider – Guaranteed Lifetime Withdrawal Benefit with Guaranteed Growth (Form ICC11-GLWB-C). Previously filed as Exhibit 4(d)(i) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(d)(ii)	GLWB Additional Contract Specifications (Form ICC11-ACS.GLWB-C). Previously filed as Exhibit 4(d)(ii) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(e)	Endorsement No. 1534-02 to Individual Variable and Fixed Annuity Contract (Traditional Individual Retirement Annuity). Previously filed as Exhibit 4(e) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(f)	Endorsement No. 1747-09 to Individual Variable and Fixed Annuity Contract (Roth Individual Retirement Annuity). Previously filed as Exhibit 4(f) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(g)	Purchase Payment Enhancement Endorsement (Form ICC11-XVA-C). Previously filed as Exhibit 4(g) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

5.

(a)	Application (Form PM1600) for Individual Variable Annuity Contract. Previously filed as Exhibit 5 to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(b)	Form of Individual Variable Annuity Application – Advisory Product (Form PM1600). Previously filed as Exhibit 5(b) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on December 27, 2016 (File No. 333-177543 and Accession No. 0001193125-16-803623) and incorporated herein by reference.

6.

(a)	Charter of The Penn Mutual Life Insurance Company (May 1983). Previously filed as Exhibit 6(a) to Registrant’s Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

(b)	By-laws of The Penn Mutual Life Insurance Company. Previously filed as Exhibit 6(b) to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

7.	Not applicable.

8.	Sales Agreement between The Penn Mutual Life Insurance Company and Penn Series Funds, Inc. Previously filed as Exhibit 8 to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

9.	Opinion and Consent of Kevin J. Reynolds, Senior Vice President and Chief Legal Officer of The Penn Mutual Life Insurance Company, as to the legality of the variable annuity contracts being registered. Previously filed as Exhibit 9 to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

10.

(a)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, is filed herewith.

(b)	Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

11.	Not applicable.

12.	Not applicable.

13.

(a)	Powers of Attorney dated February 14, 2012 of Messrs. Cook, Santomero, Notebaert, Rock, Chappell and Mmes. Carter and Lilie. Previously filed as Exhibit 13 to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on April 13, 2012 (File No. 333-177543 and Accession No. 0001193125-12-162520) and incorporated herein by reference.

(b)	Powers of Attorney of Ms. Pudlin dated April 9, 2013. Previously filed as Exhibit 13(b) to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on April 19, 2013 (File No. 333-177543 and Accession No. 0001193125-13-162842) and incorporated herein by reference.

(c)	Powers of Attorney of Ms. Waring dated April 4, 2014. Previously filed as Exhibit 13(c) to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on April 18, 2014 (File No. 333-177543 and Accession No. 0001193125-14-149078) and incorporated herein by reference.

(d)	Power of Attorney of Mr. Hunt dated December 21, 2016. Incorporated herein by reference to Exhibit 13(d) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on December 27, 2016 (EDGAR Accession No. 0001193125-16-803623).

Item 25.	Directors and Officers of the Depositor

The following table sets forth the names of the officers and trustees of the Depositor who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Depositor.

Name	Position and Offices with Depositor
Eileen C. McDonnell	Chairman and Chief Executive Officer

David O’Malley	President and Chief Operating Officer

Kevin T. Reynolds.	Senior Vice President and Chief Legal Officer

Susan T. Deakins	Executive Vice President, Chief Financial Officer, and Treasurer

Joan P. Carter	Trustee of Penn Mutual

Robert E. Chappell	Trustee of Penn Mutual

William R. Cook	Trustee of Penn Mutual

Charisse R. Lillie	Trustee of Penn Mutual

Helen P. Pudlin	Trustee of Penn Mutual

Edmond F. Notebaert	Trustee of Penn Mutual

Robert H. Rock	Trustee of Penn Mutual

Anthony M Santomero	Trustee of Penn Mutual

Susan D. Waring	Trustee of Penn Mutual

James S. Hunt	Trustee of Penn Mutual

The business address of each of the Trustees and officers is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania 19172.

Item 26.	Persons Controlled By or Under Common Control with the Depositor or Registrant

Penn Mutual Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

The Penn Insurance and Annuity Company	Life Insurance and Annuities	Delaware

Independence Capital Management, Inc.	Investment Adviser	Pennsylvania

Penn Series Funds, Inc.	Investment Company	Maryland

Penn Mutual Payroll Administration	Payroll	Pennsylvania

Independence Square Properties, LLC*	Holding Company	Delaware

Hornor, Townsend & Kent, Inc.	Registered Broker-Dealer and Investment Adviser	Pennsylvania

ILS Holdings LLC	Holding Company	Delaware

Vantis Life Insurance	Life Insurance	Connecticut

*	Independence Square Properties, LLC is 95.78% owned by Penn Mutual and 4.22% owned by The Penn Insurance and Annuity Company

Penn Insurance and Annuity Company

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

PIA Reinsurance Company of Delaware I	Reinsurance	Delaware

Dresher Run I, LLC	Holding Company	Delaware

Longevity Insurance Company, Inc.	Life Insurer	Texas

Independence Square Properties, LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

Walnut O Corporation	Investments	Pennsylvania

Janney Montgomery Scott LLC	Registered Broker-Dealer and Investment Adviser	Delaware

LEAP Systems, LLC	Software	Delaware

Janney Montgomery Scott LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

JMS Resources, Inc.	Investments	Pennsylvania

Janney Capital Management, LLC	Investments	Delaware

JMS Resources, Inc.

Wholly-Owned Subsidiaries

Janney Private Equity Company, Inc.	Investments	Delaware

Hornor, Townsend & Kent, Inc.

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

HTK Insurance Agency, Inc.	Insurance Agents or Brokers	Pennsylvania

Item 27.	Number of Contract Owners

As of March 31, 2017, there were:

3,822 - Owners of qualified individual variable annuity contracts – Smart Foundation VA

3,778 - Owners of qualified individual variable annuity contracts – Smart Foundation Flex

2,140 - Owners of qualified individual variable annuity contracts – Smart Foundation Plus

1,051 - Owners of nonqualified individual variable annuity contracts – Smart Foundation VA

1,510 - Owners of nonqualified individual variable annuity contracts – Smart Foundation Flex

699 - Owners of nonqualified individual variable annuity contracts – Smart Foundation Plus

Smart Foundation Advisory contracts are newly offered and there were no outstanding contract holders as of March 31, 2017.

Item 28.	Indemnification

Section 6.2 of the By-laws of The Penn Mutual Life Insurance Company provides that, in accordance with the provisions of the Section, the Company shall indemnify trustees and officers against expenses (including attorneys’ fees), judgments, fines, excise taxes and amounts paid in settlement actually incurred in connection with actions, suits and proceedings, to the extent such indemnification is not prohibited by law, and may provide other indemnification to the extent not prohibited by law. The By-laws are filed herewith as Exhibit 6(b).

Pennsylvania law (15 Pa. C.S.A. §§ 1741-1750) authorizes Pennsylvania corporations to provide indemnification to directors, officers and other persons. Penn Mutual owns a directors and officers liability insurance policy covering liabilities directors and officers of Penn Mutual and its subsidiaries may incur in acting as directors and officers.

Selling Agreements currently entered into by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, Hornor, Townsend & Kent, Inc. (“HTK”) with securities brokers and insurance agents generally provide for indemnification of Penn Mutual and HTK and their directors and officers in the event of liability resulting from unauthorized acts of the brokers and insurance agents.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

Hornor Townsend & Kent, Inc. serves as principal underwriters of the securities of the Registrant. Hornor Townsend & Kent, Inc. also serves as distributor of variable annuity contracts issued through Penn Mutual Variable Annuity Account III, a separate account of Penn Mutual.

Hornor, Townsend & Kent, Inc.- Directors and Officers
Michelle A. Barry	President, Chief Executive Officer
Thomas H. Harris	Executive Vice President, Distribution
Michael W. Williams	Assistant Vice President, Distribution
Timothy N. Donahue	Managing Director, Operations and Supervision
Jessica Swarr	AVP, Corporate Tax
Franklin L. Best, Jr.	Counsel and Secretary
Charles Ingulli	Controller, Accounting
David Raszeja	Vice President, Chief Ethics and Risk Officer
Daniel L. Keesey	AVP, Asst Treasurer & Financial Architect

The principal business address of the directors and officers is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

Commissions and Other Compensation Received By Each Principal Underwriter During Last Fiscal Year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Hornor, Townsend & Kent, Inc.	$1,153,907	$0	$0	$0

Item 30.	Location of Accounts and Records

The name and address of the person who maintains physical possession of each account, book or other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, is as follows:

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

Item 31.	Management Services

See “Administrative and Recordkeeping Services” in Part B of this Registration Statement.

Item 32.	Undertakings

The Penn Mutual Life Insurance Company hereby undertakes:

(a)	to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)	to include either (1) as part of any application to purchase a contract or account offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information;

(c)	to deliver any statement of additional information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

Restrictions on withdrawals under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

The Penn Mutual Life Insurance Company represents that the fees and charges deducted under the Individual Variable and Fixed Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Registrant.

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 to be signed on its behalf, by the undersigned, thereunto duly authorized in the Township of Horsham and Commonwealth of Pennsylvania, on this 17th day of April, 2017.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
(Registrant)

By:	THE PENN MUTUAL LIFE INSURANCE COMPANY
(Depositor)

By:	/s/Eileen C. McDonnell
Eileen C. McDonnell
Chairman and Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 has been signed by the following persons, in the capacities indicated, on this 17th day of April, 2017.

Signature	Title

/s/Eileen C. McDonnell
Eileen C. McDonnell	Chairman and Chief Executive Officer

/s/David O’Malley
David O’Malley	President and Chief Operating Officer

*JOAN P. CARTER	Trustee

*ROBERT E. CHAPPELL	Trustee

*WILLIAM R. COOK	Trustee

*CHARISSE R. LILLIE	Trustee

*HELEN P. PUDLIN	Trustee

*EDMOND F. NOTEBAERT	Trustee

*ROBERT H. ROCK	Trustee

*ANTHONY M. SANTOMERO	Trustee

*SUSAN D. WARING	Trustee

*JAMES S. HUNT	Trustee

*By	/s/Eileen C. McDonnell
Eileen C. McDonnell, attorney-in-fact

Exhibit Index

Exhibit Number	Exhibit:

10(a)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP

10(b)	Consent of Counsel, Morgan, Lewis & Bockius LLP